OMB APPROVAL
OMB Number:	3235-0570
Expires:	August 31, 2011
Estimated average burden
hours per response:	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-787-7354

Date of fiscal year end:    October 31

Date of reporting period: November 1, 2009 to October 31, 2010

Item 1.	Reports to Stockholders

2010 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2010

FUND	SHARE CLASS

U.S. Equity Funds

Russell U.S. Core Equity Fund	A, C, E, I, S, Y

Russell U.S. Quantitative Equity Fund	A, C, E, I, S, Y

Russell U.S. Growth Fund	C, E, I, S

Russell U.S. Value Fund	C, E, I, S

Russell U.S. Small & Mid Cap Fund	A, C, E, I, S, Y

International and Global Equity Funds

Russell International Developed Markets Fund	A, C, E, I, S, Y

Russell Global Equity Fund	A, C, E, S, Y

Russell Emerging Markets Fund	A, C, E, S, Y

Tax-Managed Equity Funds

Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S

Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S

Taxable Fixed Income Funds

Russell Global Credit Strategies Fund	A, C, E, S, Y

Russell Strategic Bond Fund	A, C, E, I, S, Y

Russell Investment Grade Bond Fund	A, C, E, I, S, Y

Russell Short Duration Bond Fund	A, C, E, S, Y

Tax Exempt Fixed Income Fund

Russell Tax Exempt Bond Fund	A, C, E, S

Real Assets Funds

Russell Commodity Strategies Fund	A, C, E, S, Y

Russell Global Infrastructure Fund	A, C, E, S, Y

Russell Global Real Estate Securities Fund (Formerly, Russell Real Estate Securities Fund)	A, C, E, S, Y

Money Market Fund

Russell Money Market Fund	A, S

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 19 of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2010

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2010. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to share with you the results from the Russell Investment Company’s 2010 Annual Report. It provides portfolio management discussions and fund-specific insights regarding fund performance for the fiscal year ending October 31, 2010.

Russell Investments’ mission is plain and simple – to improve financial security for people. We work to achieve this goal by delivering disciplined investment strategies, objective research and industry-leading service. Despite the difficult economic times and volatile investment markets, we will never lose sight of this primary mission.

Looking back at 2010, it has been a year of progress and challenges. Investors are still wrestling with the aftershocks of market disruptions. The broad equity market, represented by the Russell Global Index, is up more than 9% year-to-date at the writing of this letter in December. But employment numbers in the U.S. are still a cause for concern, as are the debt challenges of several European countries. We believe the experiences of 2010 continue to demonstrate the value of diversification and proactive investment management.

Now more than ever, we believe investors are best served by remaining focused on long-term investing using well-diversified, asset allocated portfolios. We believe it is equally important for investors to continue to talk with their financial advisors to ensure their portfolios remain aligned with their goals. Working with a trusted advisor is the best way to maintain this focus.

The Russell Investments team has decades of experience managing people’s investments through all kinds of market cycles. We believe monitoring investment managers continuously, and maintaining a disciplined approach to portfolio management and implementation is the best way to achieve long-term goals.

On behalf of the Russell Investments team, thank you for your continued support.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

U.S. Equity Markets

For the fiscal year ended October 31, 2010, the U.S. equity market experienced high levels of volatility, but less than in the one year period ended October 31, 2009. While the markets experienced numerous reversals during the period, investors became increasingly, but cautiously optimistic regarding the sustainability of the global economic recovery. Strong corporate earnings growth translated into strong positive returns for the major market indexes. The broad market Russell 3000® Index rose 18.34% over the period as global growth recovered and the U.S. economy appeared to be stabilizing.

The economy continued to grow over the fiscal year, but at a slow pace. Relative to past recoveries from deep recessions, economic growth as measured by gross domestic product (GDP) failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. Unemployment remained high, averaging approximately 9.5% over the period while wage growth remained stagnant. The national savings rate increased from a modestly negative percentage to a more substantial 6%. While this is a longer-term positive factor for the U.S. economy as it improves the financial health of consumers, the short-term result has been to lower consumer spending. Given the key role that consumer spending continues to play in driving U.S. GDP, expectations for a strong economic recovery moderated as the fiscal year progressed and investors began to expect a more slowly paced increase in economic activity going forward. Expectations were further moderated by a persistently weak housing market, where sales declined following the expiration of the first time home buyers tax credit in the spring.

In response to the slow pace of the economic recovery, and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Unemployment benefits were extended to support consumer demand, while stimulus spending injected capital into the economy. Toward the latter part of the fiscal year, the Federal Reserve announced its intention to expand its quantitative easing efforts beyond the purchase of mortgage backed securities and into direct purchases of U.S. government debt. The market rose as a result due to analysts and strategists expectations that this direct injection of money into the economy would lead to interest rates declining in the intermediate-term, and inflationary expectations to rise in the longer-term. Investors took comfort in the Federal Reserve taking such actions to help provide support for the economy and guide it towards a sustainable recovery.

Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been key to improving investor sentiment and has driven the relative outperformance of some of the more export-oriented sectors including producer durables, materials and processing, and technology. The consumer discretionary sector, which was the best performing sector over the one year period, benefited from both international demand and a modest domestic recovery. Increased global wealth has driven up demand for aspirational goods and services, with leisure travel, lodging and gaming all benefiting.

Domestically, retailers with strong market share and the ability to increase profit margins performed well. The utilities sector outperformed as well. Demand for companies with a lower degree of perceived downside risk increased as did the desire for steady sources of income. On the other end of the return spectrum, the financial services sector underperformed relative to the benchmark. Increasing financial regulations and an uncertain business landscape made investors wary of investing in banks, brokerage companies and other financial institutions. Concerns over additional losses related to the housing market and uncertainty over the health of loan portfolios also concerned investors. Health care stocks lagged as well due largely to the uncertainty associated with the passage of new health care legislation and its impact on corporate profitability. Energy stocks underperformed due to concerns over weaker demand growth for gas and oil in a sluggish economic recovery. Potential fallout from the Gulf Coast oil spill also created uncertainty around deep water exploration and drilling firms. Lastly, the consumer staples sector lagged despite strong demand from overseas markets as investors gravitated away from their higher relative valuations and the potential margin pressure they may face if commodity prices rise.

The period overall was marked by a high degree of correlation among stock price movements across large segments of the benchmark. As such, benchmark and market returns were driven by the performance of the higher and lower risk ends of

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

the risk spectrum where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events. This resulted in a “risk on/risk off” phenomenon. Positive economic and company specific news resulted in a “risk on” scenario where companies with more economic sensitivity outperformed the benchmark when “risk” was in favor. In contrast, negative news on the economy, employment, housing, and the European sovereign debt situation resulted in a highly risk-averse environment in which investors sought safe havens with considerable downside protection. Throughout the fiscal year it was a struggle between these forces as investors were heavily swayed by more macro-economic news than company-specific data.

The high degree of uncertainty in the market regarding regulatory, fiscal and monetary policy resulted in a challenging active management environment in U.S. equities. Value-oriented managers had a particularly difficult time due to their almost perennial underweight to the strongly performing utilities sector, while growth managers fared better. The relative outperformance of consumer staples and parts of the health care sector in the more defensive periods decreased returns for value managers. Additionally, commodity-oriented stocks performed relatively well as investors bet on a sustainable global economic recovery. In contrast, value managers were overweight in technology and consumer discretionary sector companies that they believed had relatively higher and more sustainable growth characteristics. The more cyclical consumer and technology companies as well as those focused on lower-end consumer spending domestically and targeting international growth performed relatively better.

Growth managers fared relatively better as investors favored growth companies, pushing up the price of stocks associated with international and emerging markets. This applied to technology and consumer product companies as well as agricultural, commodities, and industrial companies producing goods and basic resources needed to satiate emerging market demand. The stocks of the fastest growing companies outperformed the stocks of companies growing their earnings at a slower rate. This is based on return data categorizing stocks according to each company’s 5-year historical EPS Growth, 1-Year Sales Growth, and IBES Long-Term Forecasted Growth.

Driven by expectations for a moderate global economic recovery, stock prices in the U.S. rose strongly across the investment style as well as the market capitalization spectrum. For the period, the Russell 1000® Growth Index returned 19.7% and the Russell 1000® Value Index returned 15.7%, while the Russell 2000® Growth Index returned 28.7% and the Russell 2000® Value Index returned 24.4%. Small capitalization stocks outperformed large capitalization stocks for the one year period as the Russell 2000® Index returned 26.6% and the Russell 1000® Index returned 17.7% for the period. Mid capitalization stocks once again performed best over the period, while micro capitalization stocks performed comparably to small capitalization stocks as the Russell Midcap® Index returned 27.7% and the Russell Microcap® Index returned 25.1% for the fiscal year. The Lipper® Small Cap Value Funds Average performed in line with the Russell 2000® Value Index, the Lipper® Small Cap Core Funds Average underperformed the Russell 2000® Index by 2.2% and the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 1.0%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.9%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 3.3%, and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 3.0%.

Non-U.S. Developed Equity Markets

Non-U.S. equity markets as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index rose 8.36% for the fiscal year ended October 31, 2010 (all returns are MSCI Net Index Official Returns unless otherwise noted). A sputtering global economic recovery and concerns about sovereign debt risk in Europe injected considerable monthly volatility throughout the year. The gains for the period came in the last two months of the fiscal year, as investor sentiment turned positive once again.

During the period, U.S. dollar weakness versus foreign currencies benefitted investors in non-U.S. markets. MSCI EAFE Index gains when measured in local currencies were 6.84% with the net effect of the declining U.S. dollar adding a further 1.5% to returns. Nevertheless, non-U.S. stocks notably lagged their U.S. counterparts net of the currency impact. The U.S. equity market rose 17.7%, as measured by the Russell 1000® Index.

Growth style strategies outperformed the MSCI EAFE Index, as economic conditions generally improved, albeit at a still faltering pace throughout the course of the year. Though the mid-period stress of sovereign debt issues offered investment opportunities, investors increasingly sought companies that exhibited strong sales/earnings growth given slower economic expansion in many parts of the world. The MSCI EAFE Growth Index rose 12.12% for the period, while the MSCI EAFE Value Index rose a more modest 4.63%.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

Pacific ex Japan was the part of the globe with the largest gains during the period.

The region gained 16.32% for the period, as measured by the MSCI Pacific Free ex Japan Index, led by the 30.7% gain in the Singapore market, as measured by the MSCI Singapore Index. Despite the fiscal challenges facing countries like Greece and Ireland, European stocks in aggregate posted positive returns of 8.33%, as measured by the MSCI Europe Index. However, like in recent years, Japan remained a relative laggard gaining just 4.78%, as measured by the MSCI Japan Index for the period. Beyond developed markets, the stronger economic fundamentals underlying emerging market countries allowed that segment to post significantly larger gains. The MSCI Emerging Markets Index rose 23.56% in the period led by Colombia’s 74.35% gain as measured by the MSCI daily TR Net Emerging Markets Colombia Index in USD.

As in years past, the appreciation of emerging markets reflected resurgent demand for commodities, but also a new trend of rapidly increasing consumer demand for both better quality foodstuffs as well as luxury items. In the emerging markets region, the two best performing industries were automobiles and components and food and staples retailing, up 70.9% and 62.2%, respectively, as measured by the MSCI Emerging Markets Automobiles and Components Index and the MSCI Emerging Markets Food & Staples Retailing Index. Consumer companies were the clear winners, with both consumer discretionary and consumer staples sectors returning over 40.0% for the period, as measured by the MSCI Emerging Markets Consumer Discretionary and Consumer Staples Indexes.

At a sector level, materials stocks were the best relative performers for a second year in a row. The metals & mining industry group in the MSCI EAFE Index posted a 20.24% return in aggregate, but gold miners in particular fared well due to rising fears about currency valuations and global monetary policy. More broadly, cyclical sectors were in favor, with consumer discretionary and industrial companies gaining the most at 17.59% and 17.13% respectively, as measured by the MSCI EAFE Consumer Discretionary Index and MSCI EAFE Industrials Index. These results are indicative of an improving global economy but also the strong influence of emerging market demand for consumer goods and continuing infrastructure spending.

Two large sectors, energy and financials, were the notable laggards for the year. Energy companies stayed flat during the year with a return of -0.09%, as measured by MSCI EAFE Energy Index. The Gulf Coast oil spill created uncertainty in investors’ minds about future regulation and risks that previously were considered priced into these stocks’ prices. Financial stocks fell 2.14%, as measured by the MSCI EAFE Financials Index, facing further scrutiny given the sovereign debt crisis in Europe and the potential impact to the balance sheets of banks in the region. While European regulators performed a series of “stress” tests on bank balance sheets to identify banks most at risk, many investors saw these tests as less stringent than necessary to reveal the true health of these banks.

Emerging Markets

The MSCI Emerging Markets Index (“the Index”) was up 23.56% over the fiscal year ended October 31, 2010.

The positive returns do not reflect the high levels of volatility as risk appetite fluctuated on sentiment over the weakness or strength of the global economic recovery. Emerging Market equities maintained their rally for the first two months of the fiscal year ended October 31, 2010, despite a relatively short-lived increase in risk aversion that followed news of a potential debt crisis in Dubai. The improving economic situation in Latin America helped drive the gains. Mexican stocks climbed after the U.S. economy, which buys 80% of Mexican exports and is the country’s biggest trading partner, strengthened and commodity prices increased. Resource rich markets including Chile and Brazil were also major positive contributors as demand for raw materials remained elevated and metal prices rose after Asian leaders pledged to maintain stimulus measures. The Fund outperformed the index over November and December 2009. The Index gained 2.41% over the first calendar quarter of 2010, driven largely by strong results in March, when it climbed to its highest level in ten weeks. Gains were pared back however, by losses earlier in the quarter as risk aversion increased on concerns over the sustainability of economic recovery, prompted by moves to withdraw stimulus funding in the U.S. and China and by concerns that a growing sovereign debt crisis in Greece could spread to other vulnerable European Union member states. Returns were strong in March however, as signs that the global economic recovery would spur earnings growth and demand for commodities proved to be a positive driver. The Fund finished marginally ahead of the Index during October.

Emerging Market stocks fell sharply in the second calendar quarter, as did commodities and higher yielding currencies, after investor appetite for risk diminished in favor of relatively safer assets including gold and the U.S. dollar. The Index lost 8.37% for the fiscal quarter, driven largely by heavy losses in May, the worst month since October 2008. The

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

intensifying debt crisis in Europe, evidence of a slowdown in the U.S. and Chinese economies, a massive overhaul of the U.S. banking system, and a crisis on the Korean peninsula all had a negative impact. With the exception of several smaller Latin American countries and certain Association of Southeast Asian Nations bourses, the majority of the Index’s constituent markets finished the calendar quarter in negative territory. Declines were most marked among emerging European nations and notably Hungary, as concerns that a €750 billion loan package for indebted nations would fail to prevent a slowdown in the global economy sparked a sell off in the region. Among the major markets, Brazil, China and Russia all fell sharply as the threat of a global slowdown weighed on those markets more geared to economic recovery.

Emerging Market equities hit a 27-month high, and rallied sharply over the third calendar quarter of 2010, notably in July and September, when the Index had its best monthly gain since July 2009. The Index gained 18.03% over the third calendar quarter, well in excess of developed counterparts, helped by the secular growth that prevailed in certain markets. Investors were also buoyed by news in July that the International Monetary Fund had raised its global growth forecast and by second-quarter earnings releases from a number of the world’s biggest companies that were well in excess of expectations. Gains were reinforced by more upbeat news from Europe, where the results of the stress tests on banks were largely welcomed. The Index gained 11.11% in September, helped by a strong rebound in Latin American markets on more positive news from the U.S. economy, while in Asia, investors’ poured money into regional markets following robust, Chinese-driven economic growth. Indices in Southeast Asia also advanced, notably in Thailand and the Philippines, with investors lured by rapid economic growth, a strong outlook and sustainable earnings profiles of companies in these markets. Emerging European stocks also advanced led by Poland and Turkey. The index gained 2.90% during October.

Colombia was the best performer over the fiscal year gaining 74.35% as measured by the MSCI daily TR Net Emerging Markets Colombia Index in USD, while elsewhere in Latin America, Chilean stocks increased 58.18% as measured by the MSCI daily TR Net Emerging Markets Chile Index in USD and Peruvian stocks gained 60.17% as measured by MSCI daily TR Net Emerging Markets Peru Index in USD. These Latin American countries were key beneficiaries of the demand for raw materials and the increased risk appetite. In Southeast Asia, the strength of the region was reflected by returns from the Philippines with gains of 52.39% as MSCI daily TR Net Emerging Markets Philippines Index in USD and Thailand, 61.82% as measured by the MSCI daily TR Net Emerging Markets Thailand Index in USD. At the sector level, the consumer theme dominated returns with staples gaining 42.51% as measured by the MSCI Daily TR Net Emerging Markets Consumer Staples Index in USD and discretionary stocks gaining 44.61% as measured by the MSCI Daily TR Net Emerging Markets Consumer Discretionary Index in USD. This is well ahead of energy which lagged 7.30%, as measured by the MSCI Daily TR Net Emerging Markets Energy Index in USD over the fiscal year.

U.S./Global Fixed Income Markets

Over most of the fiscal year ending October 31, 2010, fixed income markets continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Over the period, despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, and the Gulf Coast oil spill, the broad bond market indices did well. The Barclays Capital U.S. Aggregate Bond Index, High Yield Bond Index and Emerging Market Bond Index returned 8.01%, 18.27% and 19.35%, respectively.

There was little market turmoil during the end of 2009 and beginning of 2010. Investors anticipated that the U.S. economic recovery would soon stabilize and transition off of government stimulus support. As an example of this, at the end of March 2010, the U.S. Federal Reserve Bank (Federal Reserve) completed its $1.25 trillion agency mortgage-backed security buying program without credit markets being materially disturbed.

By late April and early May, investors saw the return of volatility. The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded everyone that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping 0.58% to 0.60%, and the ten-year Treasury yield dropping 1.06% to 2.93%, as investors ran to (and bid up the prices on) low risk debt backstopped by the U.S. government. Simultaneously, the Federal Reserve again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period. This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Federal Reserve believed deflation was a greater near term risk than inflation.

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

The housing market, which had started the financial crisis in the summer of 2007, continued to have an impact throughout the year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year with news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork. This issue remained unresolved at the end of the fiscal year. However, over the fiscal year both residential and commercial mortgage-backed securities performed well, both in terms of total return as well as relative to equivalent-duration U.S. Treasuries.

Fixed income markets generally handled the bumpy economic and housing news and Federal Reserve concerns well, and rebounded over the last four months of fiscal year 2010. The Federal Reserve maintained its historically low overnight target rate through the end of October 2010, and also began communicating the possibility of another round of quantitative easing (i.e., purchasing U.S. Treasuries with newly created central bank money), to help sustain the economic recovery achieved thus far. Over the course of the year, interest rates remained largely unchanged at the very short end of the U.S. Treasury yield curve, but came down noticeably on longer maturities, with the yield on the two-year Treasury declining by 0.55% to 0.34%, the ten-year declining 0.78% to 2.60%, and the 30-year declining by 0.24% to 3.98%.

8	Market Summary

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell U.S. Core Equity Fund - Class A ‡
	Total Return
1 Year	8.47%
5 Years	(0.28	)%§
10 Years	(1.01	)%§

Russell U.S. Core Equity Fund - Class C ‡‡
	Total Return
1 Year	14.24%
5 Years	0.56	%§
10 Years	(0.60	)%§

Russell U.S. Core Equity Fund - Class E
	Total Return
1 Year	15.23%
5 Years	0.93	%§
10 Years	(0.41	)%§

Russell U.S. Core Equity Fund - Class I
	Total Return
1 Year	15.52%
5 Years	1.18	%§
10 Years	(0.18	)%§

Russell U.S. Core Equity Fund - Class S ‡‡‡
	Total Return
1 Year	15.40%
5 Years	1.13	%§
10 Years	(0.20	)%§

Russell U.S. Core Equity Fund - Class Y
	Total Return
1 Year	15.57%
5 Years	1.23	%§
10 Years	(0.12	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

10	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell U.S. Core Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 15.10%, 14.24%, 15.23%, 15.52%, 15.40% and 15.57%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Large-Cap Core Funds Average gained 14.24%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2010 was marked by a high degree of volatility from month to month and quarter to quarter as investors sought to understand the sustainability of the global economic recovery as well as the likely impact of the European debt crisis on the pace of the recovery. Concern over these issues as well as the ability of China and other emerging economies to maintain their high levels of demand for U.S. products and their high level of economic growth led to major swings in investor psychology and, in turn, stock prices. Investors switched from “risk-on” positioning to “risk-off” strategies using exchange-traded funds and index investment vehicles as the news developed. Manager strategies with more aggressive positioning (i.e., higher beta those stocks that are more sensitive to the economic cycle and more focus on emerging market growth trends), went from being strongly in favor to being strongly out of favor and back again as investor psychology changed over the course of the summer as the economic recovery slowed and sovereign debt issues negatively affected world markets. The Fund’s benchmark-relative returns varied considerably during the period, with the Fund generally performing well in periods when investors were more confident in the sustainability of the global recovery and underperforming in periods when macroeconomic uncertainty overshadowed the conclusions derived by managers utilizing their fundamental research processes.

Growth stocks outperformed value stocks by almost 400 basis points in the fiscal year ended October 31, 2010 while small-capitalization stocks outperformed large-capitalization stocks by almost 900 basis points. The Fund’s tilt toward more growth oriented opportunities contributed positively to results while its emphasis on larger-capitalization companies detracted. The market’s preference for higher growth companies and those that would benefit from strong emerging markets growth rewarded stocks in the more cyclically oriented materials and processing, producer durables and technology sectors. The stocks of more moderate growth companies were not similarly rewarded as investors paid for higher growth rates. The Fund was overweight in technology stocks, but underweight in the producer durables sector and essentially equal-weighted in the materials and processing sector. The consumer discretionary sector performed best during the fiscal year and the Fund was overweight in this sector. In contrast, stocks in the utilities sector outperformed during the period as investors sought stability and income, however the Fund was underweight in this sector. As a result, sector allocations detracted marginally from the Fund’s return for the period. Consistent with the market’s focus on companies that would likely benefit from strong emerging market growth and investors desire to generate income, higher beta stocks outperformed the Fund’s benchmark along with stocks that generated higher dividend yields. The Fund’s overweight in more cyclically-oriented higher beta stocks contributed positively to performance, but its underweight to higher dividend-yielding stocks detracted from performance.

The “risk on/risk off” nature of the market and the historically high level of correlation among stocks during the fiscal year was challenging for active managers as well as the Fund. Dramatic price movements in the market, driven by swings in investor perceptions of macroeconomic issues, led to highly synchronized movements in stock prices within various segments of the market, leaving less room for differentiation through manager stock selection. Through the swings in market psychology during the fiscal year, the Fund’s managers in general continued to position themselves for a more choppy, slow-growth, moderately paced global economic recovery. The Fund was positioned with an overweight to the more cyclical, higher beta stocks that would normally do well in an economic recovery and this benefited Fund performance for the fiscal year. Within this segment of stocks, managers generally preferred the larger, higher quality (in terms of balance sheet strength and market position) companies. Managers also preferred companies with greater exposure to faster growing emerging markets. Over the course of the fiscal year, RIMCo

Russell U.S. Core Equity Fund	11

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

reduced the Fund’s exposure to the highest beta and deeper value companies through adjusting allocations to managers in the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the fiscal year, the Fund’s managers continued to emphasize those companies with higher growth prospects and greater exposure to overseas revenue generation and this contributed positively to Fund performance. They also continued to underweight those companies with higher dividend yields. The Fund continued to be neutrally positioned between growth and value from a strategic standpoint, however the portfolio tended to be more weighted toward growth companies as value managers found opportunities in traditionally growth-oriented companies in the health care, consumer discretionary and technology spaces. Manager sector weighting decisions played a critical role in determining manager and Fund performance during the fiscal year, with consumer discretionary, producer durables and materials and processing sectors outperforming the Russell 1000 Index by a wide margin due to emerging market exposure. Managers who overweighted these sectors tended to perform better during the fiscal year. On the other hand, financial services and energy stocks underperformed the Fund benchmark by a wide margin. Consistent growth and deep value were not rewarded. Instead the market rewarded higher growth companies showing strong positive earnings momentum, particularly in the auto, internet retail and gambling areas of the consumer discretionary sector.

Stock selection in the financial services sector was the single largest detractor from returns during the fiscal year as managers overweighted some of the larger money center banks that were thought to be less susceptible to loan losses. Banks looked attractively valued to some managers but came under pressure in the broader market as the home sector languished, concern arose regarding possible mortgage “put-backs” to the banks and more intensive government regulation was implemented.

Stock selection within the health care sector was the second largest detractor from returns in the period as holdings in the pharmaceutical and biotech areas underperformed the Fund’s benchmark. Investor concern over the tremendous amount of uncertainty associated with the debate in Congress regarding President Obama’s health care proposals put significant pressure on healthcare stocks. While the Fund was underweight to the sector due to this uncertainty, several Fund managers found these stocks to be attractively valued on a fundamental basis while also offering improved new product pipeline opportunities. Finally, the potential for added corporate consolidation within the healthcare sector also attracted manager interest.

Stock selection within the energy, consumer discretionary and technology sectors contributed positively to the Fund’s performance during the fiscal year. Expectations that demand for oil would continue to increase due to the ongoing economic expansion in China and other emerging economies drove up select stock prices in the energy sector. Concern over the potential regulatory impact resulting from the Gulf Coast oil spill negatively impacted deep water oil drilling stocks. Despite this, money managers were able to add to performance with their stock selection within the sector. Within the consumer discretionary sector, managers purchased shares in gaming and auto and retail companies, which benefited from strong demand from Asian consumers with increasing levels of disposable income; auto companies, which are expected to benefit from cost reductions and new products, and from cost-conscious consumers who are seeking to access services via the internet. In the technology sector, managers benefited from positions they held in some of the higher growth internet and related stocks that are experiencing strong demand. Underweight positions in some of the slower growing “blue-chip” segments of the technology sector also contributed positively to Fund performance.

Montag & Caldwell, LLC underperformed the Russell 1000 Growth Index style benchmark during the fiscal year due to a combination of stock selection and sector weighting decisions. Their larger-cap consistent growth style of investing was not in favor during the fiscal year as smaller, higher beta, higher growth oriented companies outperformed. Overweights in the health care and energy sectors, and stock selection within the financial services and consumer staples sectors detracted the most from Montag’s performance during the period.

Columbus Circle Investors outperformed the Russell 1000 Growth Index style benchmark during the fiscal year as higher growth, higher beta stocks were rewarded. Columbus Circle was hurt by its sector weights, particularly by its overweight in financial services stocks and underweight in producer durables stocks, but outperformed due to their stock selection in the consumer discretionary and technology sectors, where stocks in the gaming, internet commerce and auto areas contributed most.

First Eagle Investment Management, LLC outperformed the Russell 1000 Index benchmark during the fiscal year due to their sector allocation and stock selection decisions. Large overweights to the strongly performing consumer discretionary and materials and processing sectors together with strong stock selection in these sectors drove First Eagle’s outperformance. Due to their highly concentrated approach, First Eagle held large overweight positions in gold mining, auto, specialty retail and chemical stocks, which helped drive the strategy’s returns. First Eagle’s “event driven” strategy also benefited from two take-over situations where companies they owned were purchased at meaningful premium prices.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to

12	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The select holdings portion of the Fund’s portfolio underperformed its Russell 1000 Index during the fiscal year due to its sector weights and stock selection. During the fiscal year, the strategy maintained a large underweight to the strongly performing consumer discretionary sector and had a zero weight in the strongly performing utilities sector. It maintained a large overweight in the weakly performing financial services sector and it tended to be invested in larger-cap industry leading companies where managers have high levels of confidence versus smaller, higher beta companies with less financial strength.

Describe any changes to the Fund’s structure or the money manager line-up.

During the fiscal year, RIMCo terminated Alliance Bernstein and replaced it with Snow Capital.

Money Managers as of October 31, 2010	Styles
BlackRock Capital Management, Inc	Growth
Columbus Circle Investors	Growth
First Eagle Investment Management, LLC	Market Oriented
Institutional Capital LLC	Value
Lazard Asset Management , LLC	Market Oriented
MFS Institutional Advisors, Inc	Value
Montag & Caldwell, LLC	Growth
Schneider Capital Management Corporation	Value
Snow Capital Management L.P.	Value
Suffolk Capital Management, LLC	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Core Equity Fund	13

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$998.50	$1,019.81
Expenses Paid During Period*	$5.39	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$994.60	$1,016.03
Expenses Paid During Period*	$9.15	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$999.00	$1,020.32
Expenses Paid During Period*	$4.89	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$999.80	$1,021.48
Expenses Paid During Period*	$3.73	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

14	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$999.40	$1,021.07
Expenses Paid During Period*	$4.13	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,000.30	$1,021.98
Expenses Paid During Period*	$3.23	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.2%
Consumer Discretionary - 14.7%
Aegean Marine Petroleum Network, Inc. (Ñ)	297,520	4,763
Amazon.com, Inc. (Æ)(Ñ)	125,466	20,719
Apollo Group, Inc. Class A (Æ)	54,700	2,050
AutoZone, Inc. (Æ)	48,200	11,454
Avon Products, Inc.	312,100	9,503
Baidu, Inc. - ADR (Æ)	38,300	4,213
Bed Bath & Beyond, Inc. (Æ)	192,497	8,451
Best Buy Co., Inc.	182,932	7,862
Carnival Corp.	300,820	12,986
CBS Corp. Class B	893,781	15,132
Coach, Inc.	31,400	1,570
Comcast Corp. Class A	1,559,133	30,751
Costco Wholesale Corp.	296,400	18,605
Darden Restaurants, Inc. (Ñ)	73,200	3,346
DR Horton, Inc. (Ñ)	399,355	4,169
eBay, Inc. (Æ)	500,230	14,912
Estee Lauder Cos., Inc. (The) Class A	108,726	7,738
Ford Motor Co. (Æ)(Ñ)	1,890,693	26,715
Gap, Inc. (The)	466,800	8,874
Hasbro, Inc.	130,820	6,050
Home Depot, Inc.	478,863	14,787
Hyatt Hotels Corp. Class A (Æ)	5,782	233
JC Penney Co., Inc. (Ñ)	138,315	4,313
Johnson Controls, Inc.	684,740	24,048
KB Home	180,928	1,902
Kohl’s Corp. (Æ)	257,454	13,182
Las Vegas Sands Corp. (Æ)(Ñ)	466,700	21,412
Lowe’s Cos., Inc.	813,150	17,344
Macy’s, Inc.	246,000	5,815
Mattel, Inc. (Ñ)	276,953	6,461
McDonald’s Corp.	499,124	38,817
NetFlix, Inc. (Æ)(Ñ)	33,000	5,726
Newell Rubbermaid, Inc. (Ñ)	197,600	3,488
Nike, Inc. Class B (Ñ)	274,100	22,323
NVR, Inc. (Æ)	12,395	7,777
Phillips-Van Heusen Corp.	33,600	2,061
priceline.com, Inc. (Æ)	34,043	12,828
Royal Caribbean Cruises, Ltd. (Æ)	66,200	2,618
Stanley Black & Decker, Inc.	303,803	18,827
Starbucks Corp.	439,445	12,515
Starwood Hotels & Resorts Worldwide, Inc. (ö)	147,870	8,006
Target Corp.	253,900	13,188
Tiffany & Co. (Ñ)	105,000	5,565
TJX Cos., Inc.	339,801	15,593
Tyco Electronics, Ltd.	179,565	5,689
Urban Outfitters, Inc. (Æ)(Ñ)	68,200	2,099
Viacom, Inc. Class A	492,500	19,006
Wal-Mart Stores, Inc.	371,904	20,146
Walt Disney Co. (The)	727,870	26,283

		571,915

Consumer Staples - 8.1%
Coca-Cola Co. (The)	1,025,126	62,861
Colgate-Palmolive Co.	90,000	6,941

	Principal Amount ($) or Shares	Market Value $
CVS Caremark Corp.	173,300	5,220
Diageo PLC - ADR	92,470	6,843
General Mills, Inc.	274,760	10,314
JM Smucker Co. (The)	108,300	6,962
Kellogg Co.	138,000	6,936
Kraft Foods, Inc. Class A	284,500	9,181
Molson Coors Brewing Co. Class B	310,531	14,666
Nestle SA - ADR	96,370	5,286
PepsiCo, Inc.	1,085,900	70,909
Philip Morris International, Inc.	323,760	18,940
Procter & Gamble Co. (The)	790,815	50,272
Ralcorp Holdings, Inc. (Æ)	78,800	4,890
Safeway, Inc.	199,000	4,557
Smithfield Foods, Inc. (Æ)	17,830	299
Walgreen Co.	595,838	20,187
Whole Foods Market, Inc. (Æ)(Ñ)	314,370	12,496

		317,760

Energy - 11.3%
Anadarko Petroleum Corp.	99,100	6,102
Apache Corp.	443,341	44,786
Arch Coal, Inc.	584,220	14,366
BP PLC - ADR	118,455	4,837
Cameron International Corp. (Æ)(Ñ)	260,800	11,410
Chevron Corp.	746,577	61,675
ConocoPhillips (Ñ)	1,000,635	59,438
Consol Energy, Inc.	323,380	11,888
Devon Energy Corp.	101,621	6,607
EOG Resources, Inc.	70,100	6,710
EQT Corp.	295,631	11,068
Exxon Mobil Corp.	172,430	11,461
Halliburton Co.	248,476	7,916
Hess Corp.	264,560	16,675
Marathon Oil Corp.	639,750	22,756
Massey Energy Co.	243,069	10,226
Murphy Oil Corp.	102,000	6,646
National Oilwell Varco, Inc.	227,570	12,234
Noble Corp. (Ñ)	122,840	4,242
Occidental Petroleum Corp.	711,454	55,942
Patterson-UTI Energy, Inc. (Ñ)	324,000	6,289
Pioneer Natural Resources Co. (Ñ)	165,694	11,565
Schlumberger, Ltd.	329,500	23,029
SunPower Corp. Class B (Æ)	504,800	6,663
Valero Energy Corp.	365,903	6,568

		441,099

Financial Services - 15.2%
ACE, Ltd.	39,070	2,322
Aflac, Inc.	317,119	17,724
Allstate Corp. (The)	382,300	11,656
American Express Co.	701,307	29,076
Ameriprise Financial, Inc.	185,634	9,595
Annaly Capital Management, Inc. (Ñ)(ö)	256,355	4,540
AON Corp.	354,160	14,078
Assured Guaranty, Ltd.	367,984	7,010
Bank of America Corp.	2,228,802	25,497
Bank of New York Mellon Corp. (The)	914,512	22,918

16	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BB&T Corp. (Ñ)	249,600	5,843
BlackRock, Inc. Class A (Ñ)	48,150	8,233
Brown & Brown, Inc.	138,230	3,081
Chubb Corp.	104,390	6,057
Citigroup, Inc. (Æ)	1,731,700	7,221
Fifth Third Bancorp	408,500	5,131
Goldman Sachs Group, Inc. (The)	335,686	54,029
Hartford Financial Services Group, Inc. (Ñ)	527,200	12,642
Huntington Bancshares, Inc.	1,400,200	7,939
iShares Russell 1000 Value Index Fund (Ñ)	5,008	304
Jefferies Group, Inc. (Ñ)	130,500	3,123
JPMorgan Chase & Co.	1,839,663	69,226
Lincoln National Corp. (Ñ)	394,755	9,664
Mastercard, Inc. Class A	76,347	18,328
MetLife, Inc.	1,021,839	41,211
MFA Financial, Inc. (ö)	21,345	169
Netspend Holdings, Inc. (Æ)	16,746	230
NYSE Euronext	159,600	4,890
PNC Financial Services Group, Inc.	273,325	14,732
Prudential Financial, Inc.	284,050	14,935
Redwood Trust, Inc. (ö)	59,960	850
RenaissanceRe Holdings, Ltd.	47,360	2,854
State Street Corp.	324,800	13,564
Travelers Cos., Inc. (The)	288,288	15,913
US Bancorp	1,206,103	29,164
Visa, Inc. Class A	161,912	12,657
Wells Fargo & Co.	3,150,562	82,167
XL Group PLC Class A (Ñ)	229,000	4,843

		593,416

Health Care - 12.1%
Abbott Laboratories	855,599	43,909
Alexion Pharmaceuticals, Inc. (Æ)	30,200	2,063
Allergan, Inc.	436,400	31,600
Amgen, Inc. (Æ)	602,926	34,481
Becton Dickinson and Co.	47,740	3,605
Bristol-Myers Squibb Co.	178,100	4,791
Brookdale Senior Living, Inc. (Æ)(Ñ)	235,780	4,428
Celgene Corp. (Æ)	161,900	10,049
Cerner Corp. (Æ)(Ñ)	54,000	4,743
Community Health Systems, Inc. (Æ)	178,000	5,354
Covance, Inc. (Æ)(Ñ)	110,800	5,207
Covidien PLC	218,200	8,700
Dendreon Corp. (Æ)(Ñ)	69,500	2,537
Express Scripts, Inc. Class A (Æ)	133,000	6,453
Forest Laboratories, Inc. (Æ)	113,600	3,754
Gilead Sciences, Inc. (Æ)	116,839	4,635
Health Net, Inc. (Æ)	226,000	6,077
Hospira, Inc. (Æ)	58,860	3,501
Illumina, Inc. (Æ)(Ñ)	166,293	9,031
Intuitive Surgical, Inc. (Æ)	19,648	5,166
Johnson & Johnson	317,858	20,238
Lincare Holdings, Inc.	165,000	4,326
Medicis Pharmaceutical Corp. Class A (Ñ)	276,700	8,232
Medtronic, Inc.	663,203	23,351
Merck & Co., Inc.	1,577,969	57,249
Pfizer, Inc.	4,916,256	85,543

	Principal Amount ($) or Shares	Market Value $
Sanofi-Aventis SA - ADR	561,450	19,713
St. Jude Medical, Inc. (Æ)	278,660	10,673
Stryker Corp. (Ñ)	359,100	17,772
Thermo Fisher Scientific, Inc. (Æ)	81,744	4,203
UnitedHealth Group, Inc.	382,300	13,782
Vertex Pharmaceuticals, Inc. (Æ)	173,800	6,662

		471,828

Materials and Processing - 4.4%
Agnico-Eagle Mines, Ltd.	24,100	1,870
Air Products & Chemicals, Inc.	190,735	16,207
Alcoa, Inc.	374,000	4,911
Allegheny Technologies, Inc. (Ñ)	77,000	4,057
Ball Corp.	207,474	13,353
CF Industries Holdings, Inc.	94,527	11,582
Compass Minerals International, Inc.	6,700	528
Dow Chemical Co. (The)	109,000	3,361
Ecolab, Inc.	58,300	2,875
EI du Pont de Nemours & Co.	239,200	11,309
Freeport-McMoRan Copper & Gold, Inc.	139,100	13,170
Monsanto Co.	110,400	6,560
Mosaic Co. (The) (Ñ)	27,596	2,019
Newmont Mining Corp.	358,266	21,808
Nucor Corp.	184,400	7,048
Owens-Illinois, Inc. (Æ)	234,850	6,583
Potash Corp. of Saskatchewan, Inc.	142,633	20,695
PPG Industries, Inc.	102,260	7,843
Praxair, Inc.	56,249	5,138
SPX Corp.	120,600	8,087
Textron, Inc. (Ñ)	116,900	2,434

		171,438

Producer Durables - 10.1%
3M Co.	236,390	19,909
Accenture PLC Class A	641,064	28,662
Agilent Technologies, Inc. (Æ)	234,700	8,168
Avery Dennison Corp.	77,000	2,799
Boeing Co. (The)	383,225	27,071
Caterpillar, Inc.	388,598	30,544
Corrections Corp. of America (Æ)(Ñ)	212,048	5,443
Cummins, Inc.	10,500	925
Danaher Corp.	230,900	10,012
Deere & Co.	129,045	9,911
Delta Air Lines, Inc. (Æ)	625,200	8,684
Dover Corp.	85,730	4,552
Emerson Electric Co.	297,287	16,321
FedEx Corp.	72,900	6,395
Fluor Corp. (Ñ)	297,200	14,322
General Dynamics Corp.	90,842	6,188
General Electric Co.	1,058,200	16,952
Honeywell International, Inc. (Ñ)	953,180	44,904
Ingersoll-Rand PLC (Ñ)	345,600	13,586
Joy Global, Inc.	85,600	6,073
Lockheed Martin Corp.	207,770	14,812
Magna International, Inc. Class A	90,570	8,200
Manpower, Inc.	87,500	4,789
Monster Worldwide, Inc. (Æ)(Ñ)	11,080	200

Russell U.S. Core Equity Fund	17

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Moody’s Corp. (Ñ)	234,300	6,340
Navistar International Corp. (Æ)	106,098	5,112
Norfolk Southern Corp.	82,300	5,061
Northrop Grumman Corp.	170,830	10,798
PACCAR, Inc. (Ñ)	170,000	8,714
Raytheon Co.	240,758	11,094
United Continental Holdings, Inc. (Æ)	129,000	3,746
United Parcel Service, Inc. Class B	381,200	25,670
United Technologies Corp.	109,060	8,154
Verisk Analytics, Inc. Class A (Æ)	3,147	94

		394,205

Technology - 18.7%
Akamai Technologies, Inc. (Æ)	61,400	3,173
Altera Corp.	215,800	6,735
Amphenol Corp. Class A	296,052	14,841
AOL, Inc. (Æ)	90,400	2,412
Apple, Inc. (Æ)	266,193	80,090
Applied Materials, Inc.	333,000	4,116
Avnet, Inc. (Æ)	153,260	4,564
BCE, Inc.	381,850	12,796
Broadcom Corp. Class A (Ñ)	921,015	37,522
Check Point Software Technologies, Ltd. (Æ)(Ñ)	172,300	7,366
Cisco Systems, Inc. (Æ)	2,085,458	47,611
Cognizant Technology Solutions Corp. Class A (Æ)	192,757	12,566
Cree, Inc. (Æ)(Ñ)	70,200	3,601
Ctrip.com International, Ltd. - ADR (Æ)	86,500	4,504
Dell, Inc. (Æ)	1,158,825	16,664
EMC Corp. (Æ)	177,900	3,738
F5 Networks, Inc. (Æ)	116,500	13,712
Google, Inc. Class A (Æ)	124,514	76,326
Hewlett-Packard Co.	100,000	4,206
Intel Corp.	1,243,022	24,947
International Business Machines Corp.	299,900	43,066
International Rectifier Corp. (Æ)(Ñ)	390,270	9,066
Intuit, Inc. (Æ)	85,300	4,094
Juniper Networks, Inc. (Æ)	270,800	8,771
Lam Research Corp. (Æ)	87,800	4,020
Maxim Integrated Products, Inc. (Ñ)	441,700	9,567
MEMC Electronic Materials, Inc. (Æ)(Ñ)	521,755	6,689
Micron Technology, Inc. (Æ)(Ñ)	510,300	4,220
Microsoft Corp.	1,493,038	39,775
NetApp, Inc. (Æ)	338,765	18,039
Nokia OYJ - ADR (Ñ)	143,000	1,527
Oracle Corp.	1,842,247	54,162
QUALCOMM, Inc.	1,212,924	54,739
Red Hat, Inc. (Æ)	254,100	10,738
Salesforce.com, Inc. (Æ)	60,200	6,987
SanDisk Corp. (Æ)	120,000	4,510
Seagate Technology PLC (Æ)	200,500	2,937
Symantec Corp. (Æ)	290,632	4,702
Texas Instruments, Inc.	987,482	29,200

	Principal Amount ($) or Shares		Market Value $
VMware, Inc. Class A (Æ)(Ñ)	47,900		3,662
Vodafone Group PLC - ADR	950,700		26,154

			728,115

Utilities - 1.6%
Allegheny Energy, Inc. (Ñ)	328,207		7,614
AT&T, Inc.	409,530		11,672
Chesapeake Energy Corp. (Ñ)	396,375		8,601
Mirant Corp. (Æ)(Ñ)	128,000		1,358
NII Holdings, Inc. (Æ)	66,600		2,785
PG&E Corp.	174,590		8,349
Public Service Enterprise Group, Inc.	88,360		2,858
RRI Energy, Inc. (Æ)	1,773,425		6,668
Verizon Communications, Inc.	425,400		13,813

			63,718

Total Common Stocks (cost $3,207,729)			3,753,494

Long-Term Investments - 0.0%
Corporate Bonds and Notes - 0.0%
United Continental Holdings, Inc. 6.000% due 10/15/29	396,000		1,391

Total Long-Term Investments (cost $895)			1,391

Short-Term Investments - 3.1%
Russell U.S. Cash Management Fund (£)	121,956,739	(¥)	121,957

Total Short-Term Investments (cost $121,957)			121,957

Other Securities - 6.9%
Russell U.S. Cash Collateral Fund (×)	186,756,819	(¥)	186,757
State Street Securities Lending Quality Trust (×)	80,660,995	(¥)	80,437

Total Other Securities (cost $267,418)			267,194

Total Investments - 106.2% (identified cost $3,597,999)			4,144,036

Other Assets and Liabilities, Net - (6.2%)			(243,608)

Net Assets - 100.0%			3,900,428

See accompanying notes which are an integral part of the financial statements.

18	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	226	USD	14,731	12/10	250
S&P 500 E-Mini Index (CME)	1,884	USD	111,128	12/10	1,716
S&P 500 Index (CME)	15	USD	4,424	12/10	145
S&P Midcap 400 E-Mini Index (CME)	140	USD	11,585	12/10	245

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					2,356

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$571,915	$—	$—	$571,915	14.7
Consumer Staples	317,760	—	—	317,760	8.1
Energy	441,099	—	—	441,099	11.3
Financial Services	593,416	—	—	593,416	15.2
Health Care	471,828	—	—	471,828	12.1
Materials and Processing	171,438	—	—	171,438	4.4
Producer Durables	394,205	—	—	394,205	10.1
Technology	728,115	—	—	728,115	18.7
Utilities	63,718	—	—	63,718	1.6
Long-Term Investments	—	1,391	—	1,391	—	*
Short-Term Investments	—	121,957	—	121,957	3.1
Other Securities	—	267,194	—	267,194	6.9

Total Investments	3,753,494	390,542	—	4,144,036	106.2

Other Assets and Liabilities, Net					(6.2)

					100.0

Other Financial Instruments**
Futures Contracts	2,356	—	—	2,356	0.1

Total Other Financial Instruments	$2,356	$—	$—	$2,356

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	19

Russell Investment Company

Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$2,356

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$37,499

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,079

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20	Russell U.S. Core Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell U.S. Quantitative Equity Fund - Class A ‡
	Total Return
1 Year	7.32%
5 Years	(1.54	)%§
10 Years	(1.50	)%§

Russell U.S. Quantitative Equity Fund - Class C ‡‡
	Total Return
1 Year	12.98%
5 Years	(0.72	)%§
10 Years	(1.09	)%§

Russell U.S. Quantitative Equity Fund - Class E
	Total Return
1 Year	13.99%
5 Years	(0.33	)%§
10 Years	(0.90	)%§

Russell U.S. Quantitative Equity Fund - Class I
	Total Return
1 Year	14.22%
5 Years	(0.09	)%§
10 Years	(0.66	)%§

Russell U.S. Quantitative Equity Fund - Class S ‡‡‡
	Total Return
1 Year	14.14%
5 Years	(0.12	)%§
10 Years	(0.68	)%§

Russell U.S. Quantitative Equity Fund - Class Y
	Total Return
1 Year	14.30%
5 Years	(0.03	)%§
10 Years	(0.59	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

22	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell U.S. Quantitative Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell U.S. Quantitative Equity Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 13.87%, 12.98%, 13.99%, 14.22%, 14.14% and 14.30%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Multi-Cap Core Funds Average gained 17.26%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers use a variety of quantitative investment models and mathematical techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of their benchmark. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise models, earnings estimate revisions models, price momentum models, and relative volatility models. Money managers often rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

For the fiscal year ended October 31, 2010, U.S. equity markets had positive returns. The outperformance of growth relative to value characteristics detracted from the performance of investment strategies relying heavily on valuation techniques, the bedrock of most quantitative approaches. The benchmark returns were driven by the performance of the higher and lower ends of the risk and growth spectrum where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events making for a difficult environment for the underlying quantitative managers in the Fund. These money managers tend to invest in companies they believe are attractive from both a risk and growth perspective as well as other valuation and fundamental characteristics, rather than on companies located on the ends of these spectrums, as a result of risk controls. Since investors were heavily swayed by macro-economic news rather than company specific data, the resulting style and thematic swings did not result in the success of most long-term oriented quantitative models, which detracted from Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund underperformed the benchmark (Russell 1000® Index) for the fiscal year ending October 31, 2010. Stock selection in the technology and consumer staples sectors were large detractors from performance. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. The Fund’s exposure to lower beta stocks detracted from performance, but an overweight to stocks with a lower market capitalization than the benchmark contributed positively to performance.

Aronson+Johnson+Ortiz, LP underperformed its S&P 500 Index for the fiscal year. Stock selection in the technology sector was detrimental to performance as a result of short positions in computer services software and systems and computer technology stocks. Additionally, short positions in diversified online retail, online leisure, hotels and motels, and casinos and gambling detracted from performance in the consumer discretionary sector. This manager benefited from sector allocation and stock selection in the health care sector, in particular the health care management service industry.

INTECH Investment Management, LLC outperformed the Russell 1000® Index for the fiscal year. It benefited from an underweight to and positive stock selection in the financial services sector, mainly due to an underweight to the diversified financial services and diversified bank stocks. An overweight to and stock selection in the consumer discretionary sector of the benchmark, along with stock selection in the health care sector, also contributed to outperformance.

Jacobs Levy Equity Management, Inc. outperformed the Russell 1000® Index due to positive stock selection in the energy and health care sectors. In particular, an overweight to

Russell U.S. Quantitative Equity Fund	23

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

health care management service companies and underweight in pharmaceutical companies stocks were positive contributors to performance. This manager benefited from an underweight in a large integrated oil company, and an overweight to the utilities sector was additive to one-year performance. It also benefited from positioning in stocks that have a market capitalization smaller than their benchmark. However, an underweight in real estate investment trusts (“REITs”) was a detractor to performance.

Numeric Investors LLC underperformed its S&P 500 Index style benchmark for the fiscal year. Stock selection in the consumer staples sector, primarily in drug store and food stocks, was the largest detractor from returns. In the producer durables sector, an underweight in railroad stocks and poor selection in diversified manufacturing operations were headwinds to performance. This manager benefited from an overweight to the producer durables sector, the best performing sector during the one-year period.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The select holding portion of the Fund’s portfolio underperformed the Russell 1000® Index for the fiscal year. An overweight to and specific holdings in the technology sector and an underweight to the computer technology and computer services companies sectors were the largest detractors for the fiscal year. Performance was also negatively impacted by an overweight to the aerospace industry in the producer durables sector. An underweight to and specific holdings in the consumer discretionary sector also detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund terminated Goldman Sachs Asset Management, L.P. in June, 2010.

Money Managers as of October 31, 2010	Styles
Aronson+Johnson+Ortiz, LP	Market Oriented
INTECH Investment Management LLC	Market Oriented
Jacobs Levy Equity Management, Inc.	Market Oriented
Numeric Investors, LLC	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$997.20	$1,018.80
Expenses Paid During Period*	$6.39	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$993.10	$1,015.02
Expenses Paid During Period*	$10.15	$10.26

*	Expenses are equal to the Fund’s annualized expense ratio of 2.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$997.70	$1,019.31
Expenses Paid During Period*	$5.89	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$998.60	$1,020.47
Expenses Paid During Period*	$4.74	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Quantitative Equity Fund	25

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$998.50	$1,020.06
Expenses Paid During Period*	$5.14	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$999.50	$1,021.02
Expenses Paid During Period*	$4.18	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

26	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 108.3%
Consumer Discretionary - 15.3%
Aaron’s, Inc.	26,200	494
Advance Auto Parts, Inc.	16,800	1,092
Aeropostale, Inc. (Æ)	34,100	831
Amazon.com, Inc. (Æ)	9,400	1,552
Apollo Group, Inc. Class A (Æ)(û)	106,400	3,988
Autoliv, Inc.	136,100	9,704
AutoZone, Inc. (Æ)(û)	37,100	8,816
Best Buy Co., Inc. (û)	223,200	9,593
Big Lots, Inc. (Æ)	6,000	188
BorgWarner, Inc. (Æ)	5,400	303
Cablevision Systems Corp. Class A	309,975	8,289
Career Education Corp. (Æ)	25,000	439
CarMax, Inc. (Æ)	11,800	366
CBS Corp. Class B	105,200	1,781
Chipotle Mexican Grill, Inc. Class A (Æ)	8,200	1,724
Coach, Inc. (û)	137,200	6,860
Comcast Corp. Class A (û)	1,075,900	22,142
Costco Wholesale Corp. (û)	104,334	6,549
Cracker Barrel Old Country Store, Inc.	51,387	2,769
Darden Restaurants, Inc.	373,701	17,082
Deckers Outdoor Corp. (Æ)	16,246	944
DeVry, Inc.	9,300	445
Dick’s Sporting Goods, Inc. (Æ)	12,800	369
DIRECTV, Inc. Class A (Æ)(û)	407,109	17,693
Discovery Communications, Inc. Class A (Æ)	11,300	504
DISH Network Corp. Class A	166,400	3,305
Dollar General Corp. (Æ)	10,200	288
Dollar Tree, Inc. (Æ)	135,200	6,937
Estee Lauder Cos., Inc. (The) Class A	160,900	11,451
Family Dollar Stores, Inc.	40,300	1,861
Foot Locker, Inc.	75,800	1,207
Ford Motor Co. (Æ)(û)	906,400	12,807
Fortune Brands, Inc.	3,500	189
Gannett Co., Inc.	81,619	967
Gap, Inc. (The) (û)	299,500	5,693
Garmin, Ltd.	29,800	979
Gentex Corp.	7,300	146
Genuine Parts Co.	6,700	321
Goodyear Tire & Rubber Co. (The) (Æ)	216,600	2,214
Harman International Industries, Inc. (Æ)	157,100	5,271
Hasbro, Inc.	44,600	2,063
Hillenbrand, Inc.	15,600	335
Home Depot, Inc. (û)	360,400	11,129
Hyatt Hotels Corp. Class A (Æ)	45,500	1,834
International Speedway Corp. Class A	11,101	254
John Wiley & Sons, Inc. Class A	44,391	1,916
Johnson Controls, Inc.	2,400	84
JOS A Bank Clothiers, Inc. (Æ)	27,500	1,199
K12, Inc. (Æ)	9,400	262
Las Vegas Sands Corp. (Æ)	25,500	1,170
Lear Corp. (Æ)	98,272	8,687
Leggett & Platt, Inc.	4,500	92
Liberty Global, Inc. Class A (Æ)	24,400	922
Liberty Media Corp. - Capital (Æ)	39,500	2,273
Liberty Media Corp. - Interactive (Æ)	48,900	722

	Principal Amount ($) or Shares	Market Value $
Liberty Media Corp. - Starz (Æ)	20,070	1,315
Limited Brands, Inc.	451,000	13,255
Lowe’s Cos., Inc.	26,600	567
Macy’s, Inc.	9,000	213
Madison Square Garden, Inc. Class A (Æ)	7,200	150
Marriott International, Inc. Class A	26,800	993
Mattel, Inc.	33,600	784
McDonald’s Corp.	153,800	11,961
McGraw-Hill Cos., Inc. (The)	6,600	248
MGM Resorts International (Æ)	3,300	36
Mohawk Industries, Inc. (Æ)	3,400	195
NetFlix, Inc. (Æ)	8,200	1,423
News Corp. Class A	287,900	4,163
Nike, Inc. Class B	74,600	6,075
O’Reilly Automotive, Inc. (Æ)	41,400	2,422
Panera Bread Co. Class A (Æ)	87,050	7,792
PetSmart, Inc.	47,900	1,793
PF Chang’s China Bistro, Inc.	41,300	1,897
Phillips-Van Heusen Corp.	3,300	202
Polo Ralph Lauren Corp. Class A	1,300	126
priceline.com, Inc. (Æ)	3,700	1,394
Rent-A-Center, Inc. Class A	49,454	1,243
Ross Stores, Inc.	78,200	4,613
Royal Caribbean Cruises, Ltd. (Æ)	2,700	107
Scripps Networks Interactive, Inc. Class A	20,400	1,038
Sears Holdings Corp. (Æ)	7,900	569
Service Corp. International	76,800	636
Stanley Black & Decker, Inc.	17,587	1,090
Starbucks Corp. (û)	287,600	8,191
Starwood Hotels & Resorts Worldwide, Inc. (ö)	36,700	1,987
Strayer Education, Inc.	1,600	224
Target Corp. (û)	167,000	8,674
Tempur-Pedic International, Inc. (Æ)	18,700	645
Thomson Reuters Corp.	39,800	1,522
Tiffany & Co.	6,800	360
Time Warner Cable, Inc.	412,952	23,898
Time Warner, Inc. (û)	715,603	23,264
TJX Cos., Inc. (û)	164,600	7,553
Tractor Supply Co.	72,378	2,866
TRW Automotive Holdings Corp. (Æ)	204,800	9,357
Tupperware Brands Corp.	42,405	1,900
Tyco Electronics, Ltd.	412,700	13,074
Urban Outfitters, Inc. (Æ)	29,500	908
VF Corp.	41,600	3,463
Viacom, Inc. Class A (û)	135,943	5,246
Virgin Media, Inc.	19,400	493
WABCO Holdings, Inc. (Æ)	29,700	1,379
Wal-Mart Stores, Inc.	672,000	36,402
Walt Disney Co. (The)	95,910	3,463
Washington Post Co. (The) Class B	400	161
Wendy’s/Arby’s Group, Inc. Class A	203,135	934
WESCO International, Inc. (Æ)	74,400	3,186
Whirlpool Corp.	20,900	1,585
Williams-Sonoma, Inc.	38,100	1,233
Wynn Resorts, Ltd.	12,600	1,350
Yum! Brands, Inc.	56,900	2,820

		443,533

Russell U.S. Quantitative Equity Fund	27

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Consumer Staples - 9.9%
Altria Group, Inc.	119,500	3,038
Archer-Daniels-Midland Co. (û)	1,013,312	33,764
BASF SE Class B - ADR	33,400	2,031
Campbell Soup Co.	23,900	866
Church & Dwight Co., Inc.	84,301	5,551
Clorox Co.	110,000	7,321
Coca-Cola Co. (The) (û)	245,400	15,048
Coca-Cola Enterprises, Inc.	26,800	643
Colgate-Palmolive Co. (û)	111,800	8,622
ConAgra Foods, Inc.	92,807	2,087
Constellation Brands, Inc. Class A (Æ)	16,800	331
Corn Products International, Inc.	51,100	2,174
CVS Caremark Corp. (û)	907,294	27,328
Dean Foods Co. (Æ)	199,600	2,076
Del Monte Foods Co.	100,400	1,440
Dr Pepper Snapple Group, Inc.	256,000	9,357
Energizer Holdings, Inc. (Æ)	94,600	7,074
Flowers Foods, Inc.	6,000	153
General Mills, Inc.	75,100	2,819
Green Mountain Coffee Roasters, Inc. (Æ)	1,300	43
Hansen Natural Corp. (Æ)	28,700	1,470
Herbalife, Ltd.	27,300	1,743
Hershey Co. (The)	24,900	1,232
HJ Heinz Co.	37,200	1,827
Hormel Foods Corp.	24,100	1,107
JM Smucker Co. (The)	22,900	1,472
Kellogg Co.	21,800	1,096
Kimberly-Clark Corp.	2,700	171
Kraft Foods, Inc. Class A	53,200	1,717
Kroger Co. (The) (û)	1,080,573	23,773
McCormick & Co., Inc.	20,700	915
Mead Johnson Nutrition Co. Class A	59,000	3,470
PepsiCo, Inc.	111,971	7,312
Philip Morris International, Inc. (û)	294,800	17,246
Procter & Gamble Co. (The) (û)	462,000	29,369
Ralcorp Holdings, Inc. (Æ)	2,500	155
Reynolds American, Inc.	41,100	2,667
Safeway, Inc. (û)	294,300	6,739
Sanderson Farms, Inc.	13,900	584
Sara Lee Corp.	282,700	4,051
SUPERVALU, Inc.	128,000	1,381
Sysco Corp. (û)	682,002	20,092
Tyson Foods, Inc. Class A	1,291,837	20,088
Walgreen Co.	78,600	2,663
Whole Foods Market, Inc. (Æ)	22,100	879

		284,985

Energy - 11.8%
Anadarko Petroleum Corp.	11,700	720
Apache Corp. (û)	44,900	4,536
Baker Hughes, Inc.	12,119	562
Cameron International Corp. (Æ)	1,000	44
Chevron Corp. (û)	723,601	59,777
Cimarex Energy Co.	34,700	2,663
Concho Resources, Inc. (Æ)	6,200	426
ConocoPhillips (û)	484,554	28,783
Core Laboratories NV	19,000	1,478

	Principal Amount ($) or Shares	Market Value $
Denbury Resources, Inc. (Æ)	100,300	1,707
Devon Energy Corp.	272,700	17,731
El Paso Corp.	21,500	285
EOG Resources, Inc.	8,600	823
EQT Corp.	4,400	165
Exterran Holdings, Inc. (Æ)	31,400	790
Exxon Mobil Corp. (û)	867,000	57,630
First Solar, Inc. (Æ)	1,600	220
FMC Technologies, Inc. (Æ)(û)	40,200	2,898
Forest Oil Corp. (Æ)	10,100	310
Halliburton Co.	8,900	284
Hess Corp. (û)	118,600	7,475
Marathon Oil Corp. (û)	628,246	22,347
Murphy Oil Corp. (û)	362,418	23,615
Nabors Industries, Ltd. (Æ)	144,900	3,028
National Oilwell Varco, Inc. (û)	421,612	22,666
Noble Corp.	70,100	2,421
Occidental Petroleum Corp.	39,300	3,090
Oil States International, Inc. (Æ)	34,900	1,784
Pioneer Natural Resources Co.	35,000	2,443
QEP Resources, Inc.	18,900	624
Rowan Cos., Inc. (Æ)	216,480	7,122
Schlumberger, Ltd.	86,839	6,069
SEACOR Holdings, Inc. (Æ)	8,007	759
SM Energy Co.	4,400	183
Spectra Energy Corp.	13,600	323
Sunoco, Inc.	248,800	9,323
Superior Energy Services, Inc. (Æ)	6,000	166
Transocean, Ltd. (Æ)	82,500	5,227
Valero Energy Corp. (û)	1,616,033	29,008
Walter Energy, Inc. Class A	10,100	888
Weatherford International, Ltd. (Æ)(û)	273,640	4,600
Whiting Petroleum Corp. (Æ)	30,600	3,073
Williams Cos., Inc. (The)	220,400	4,743

		342,809

Financial Services - 16.4%
ACE, Ltd.	101,300	6,019
Aflac, Inc. (û)	92,100	5,147
Alexandria Real Estate Equities, Inc. (ö)	16,000	1,176
Alleghany Corp. (Æ)	3,100	932
Alliance Data Systems Corp. (Æ)	6,800	413
Allied World Assurance Co. Holdings, Ltd.	19,400	1,110
Allstate Corp. (The)	401,200	12,233
American Express Co. (û)	236,300	9,797
American International Group, Inc. (Æ)	3,900	164
American National Insurance Co.	1,200	94
Ameriprise Financial, Inc. (û)	149,100	7,707
Annaly Capital Management, Inc. (ö)	21,300	377
Apartment Investment & Management Co. Class A (ö)	56,900	1,326
Arch Capital Group, Ltd. (Æ)	14,504	1,253
Ares Capital Corp.	26,600	445
Aspen Insurance Holdings, Ltd.	147,000	4,170
Associated Banc-Corp.	70,400	892
Assurant, Inc.	37,268	1,474
AvalonBay Communities, Inc. (ö)	8,366	889
Axis Capital Holdings, Ltd.	210,643	7,164

28	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of America Corp.	347,829	3,979
Bank of Hawaii Corp.	9,000	389
Bank of New York Mellon Corp. (The)	68,200	1,709
BB&T Corp. (û)	244,400	5,721
Berkshire Hathaway, Inc. Class B (Æ)	121,500	9,667
BlackRock, Inc. Class A (û)	35,538	6,077
Boston Properties, Inc. (ö)	2,400	207
BRE Properties, Inc. Class A (ö)	19,700	846
Broadridge Financial Solutions, Inc.	31,400	691
Capital One Financial Corp. (û)	198,400	7,394
CapitalSource, Inc.	85,700	524
CB Richard Ellis Group, Inc. Class A (Æ)	27,100	497
Chubb Corp. (û)	120,200	6,974
Cincinnati Financial Corp.	65,000	1,914
CIT Group, Inc. (Æ)	13,200	572
Citigroup, Inc. (Æ)(û)	1,081,400	4,509
City National Corp.	19,100	985
CME Group, Inc. Class A (û)	14,100	4,084
CNA Financial Corp. (Æ)	8,200	227
Comerica, Inc.	191,300	6,845
Commerce Bancshares, Inc.	23,300	858
Cullen/Frost Bankers, Inc.	24,500	1,285
Developers Diversified Realty Corp. (ö)	15,900	205
Digital Realty Trust, Inc. (ö)	12,700	759
Discover Financial Services (û)	582,700	10,285
Douglas Emmett, Inc. (ö)	22,100	396
Endurance Specialty Holdings, Ltd.	116,197	4,811
Equifax, Inc.	29,400	974
Equity Residential (ö)	43,200	2,101
Erie Indemnity Co. Class A	13,800	789
Essex Property Trust, Inc. (ö)	4,300	486
Everest Re Group, Ltd.	57,736	4,866
Factset Research Systems, Inc.	5,700	500
Federal Realty Investment Trust (ö)	2,200	180
Fidelity National Financial, Inc. Class A	103,000	1,379
Fidelity National Information Services, Inc.	3,600	98
Fifth Third Bancorp (û)	928,700	11,664
Fiserv, Inc. (Æ)(û)	107,000	5,834
Forest City Enterprises, Inc. Class A (Æ)	14,000	204
Franklin Resources, Inc. (û)	130,943	15,019
Fulton Financial Corp.	205,800	1,922
General Growth Properties, Inc. (ö)	16,500	277
Genworth Financial, Inc. Class A (Æ)	809,634	9,181
Goldman Sachs Group, Inc. (The) (û)	110,900	17,849
Hartford Financial Services Group, Inc.	71,100	1,705
HCC Insurance Holdings, Inc.	79,400	2,103
Hospitality Properties Trust (ö)	15,000	342
Host Hotels & Resorts, Inc. (ö)	85,324	1,356
Hudson City Bancorp, Inc. (û)	1,199,933	13,979
Huntington Bancshares, Inc.	289,100	1,639
IntercontinentalExchange, Inc. (Æ)	1,500	172
Jones Lang LaSalle, Inc.	19,000	1,483
JPMorgan Chase & Co. (û)	1,333,060	50,163
KeyCorp	174,700	1,431
Kimco Realty Corp. (ö)	14,900	257
Lincoln National Corp.	12,000	294
Loews Corp.	30,100	1,188

	Principal Amount ($) or Shares	Market Value $
M&T Bank Corp.	39,100	2,923
Macerich Co. (The) (ö)	13,114	585
Markel Corp. (Æ)	1,800	603
Marshall & Ilsley Corp.	363,624	2,149
Mastercard, Inc. Class A	1,200	288
MBIA, Inc. (Æ)	58,600	657
MetLife, Inc. (û)	108,180	4,363
Morgan Stanley (û)	460,200	11,445
NASDAQ OMX Group, Inc. (The) (Æ)	15,900	334
Nationwide Health Properties, Inc. (ö)	1,100	45
New York Community Bancorp, Inc.	232,600	3,938
NYSE Euronext (û)	448,682	13,748
Old Republic International Corp.	72,000	950
PartnerRe, Ltd. - ADR	84,554	6,707
Plum Creek Timber Co., Inc. (ö)	26,800	987
PNC Financial Services Group, Inc.	159,100	8,576
Progressive Corp. (The) (û)	171,100	3,621
Prosperity Bancshares, Inc.	19,200	597
Protective Life Corp.	5,300	127
Prudential Financial, Inc. (û)	214,400	11,273
Public Storage (ö)	13,100	1,300
Raymond James Financial, Inc.	20,000	564
Rayonier, Inc. (ö)	151,800	7,924
Realty Income Corp. (ö)	42,500	1,457
Regions Financial Corp.	469,800	2,960
Reinsurance Group of America, Inc. Class A	3,700	185
SEI Investments Co.	49,500	1,096
Simon Property Group, Inc. (ö)	17,765	1,706
SL Green Realty Corp. (ö)	9,600	631
SLM Corp. (Æ)	28,900	344
StanCorp Financial Group, Inc.	19,900	854
SunTrust Banks, Inc.	39,900	998
T Rowe Price Group, Inc. (û)	92,800	5,129
Taubman Centers, Inc. (ö)	3,900	181
TCF Financial Corp.	51,800	682
Torchmark Corp.	19,800	1,134
Transatlantic Holdings, Inc.	74,200	3,903
Travelers Cos., Inc. (The) (û)	567,471	31,324
UDR, Inc. (ö)	83,300	1,873
Unitrin, Inc.	35,400	860
Unum Group	114,200	2,560
US Bancorp	77,900	1,884
Valley National Bancorp	92,100	1,229
Ventas, Inc. (ö)	6,500	348
Visa, Inc. Class A	101,500	7,934
Vornado Realty Trust (ö)	47,300	4,134
Waddell & Reed Financial, Inc. Class A	7,400	215
Washington Federal, Inc.	23,300	350
Wells Fargo & Co. (û)	719,811	18,773
White Mountains Insurance Group, Ltd.	3,800	1,213
WR Berkley Corp.	58,800	1,618
Zions Bancorporation	83,200	1,719

		475,625

Health Care - 13.6%
Abbott Laboratories	128,500	6,595
Aetna, Inc. (û)	282,000	8,420

Russell U.S. Quantitative Equity Fund	29

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Alexion Pharmaceuticals, Inc. (Æ)	20,400	1,393
Allergan, Inc.	292,599	21,187
AmerisourceBergen Corp. Class A (û)	313,000	10,273
Amgen, Inc. (Æ)(û)	180,300	10,311
Amylin Pharmaceuticals, Inc. (Æ)	2,800	36
Becton Dickinson and Co.	9,000	680
Biogen Idec, Inc. (Æ)(û)	129,900	8,146
BioMarin Pharmaceutical, Inc. (Æ)	54,600	1,428
Bio-Rad Laboratories, Inc. Class A (Æ)	3,000	272
Boston Scientific Corp. (Æ)(û)	1,045,000	6,667
Bristol-Myers Squibb Co.	282,400	7,597
Cardinal Health, Inc. (û)	1,060,784	36,799
CareFusion Corp. (Æ)	29,600	715
Catalyst Health Solutions, Inc. (Æ)	40,963	1,550
Celgene Corp. (Æ)	63,800	3,960
Cephalon, Inc. (Æ)	34,400	2,286
Cerner Corp. (Æ)	6,400	562
Cigna Corp.	15,400	542
Community Health Systems, Inc. (Æ)	42,500	1,278
Covance, Inc. (Æ)	14,700	691
Coventry Health Care, Inc. (Æ)	302,405	7,082
Covidien PLC	467,749	18,649
CR Bard, Inc. (û)	77,400	6,433
Cubist Pharmaceuticals, Inc. (Æ)	75,300	1,753
DaVita, Inc. (Æ)	12,100	868
Dendreon Corp. (Æ)	16,900	617
Edwards Lifesciences Corp. (Æ)	53,700	3,432
Eli Lilly & Co. (û)	409,800	14,425
Express Scripts, Inc. Class A (Æ)	44,200	2,145
Forest Laboratories, Inc. (Æ)	146,600	4,845
Gen-Probe, Inc. (Æ)	19,300	935
Gilead Sciences, Inc. (Æ)(û)	203,500	8,073
Health Net, Inc. (Æ)	181,800	4,889
Hill-Rom Holdings, Inc.	25,466	987
Hologic, Inc. (Æ)	226,000	3,621
Hospira, Inc. (Æ)	40,500	2,409
Humana, Inc. (Æ)(û)	635,589	37,048
Illumina, Inc. (Æ)	7,600	413
Integra LifeSciences Holdings Corp. (Æ)	12,922	556
Intuitive Surgical, Inc. (Æ)	6,000	1,578
Johnson & Johnson (û)	384,400	24,475
Kinetic Concepts, Inc. (Æ)	9,800	373
Laboratory Corp. of America Holdings (Æ)	5,400	439
Lincare Holdings, Inc.	43,550	1,142
McKesson Corp.	20,400	1,346
Medco Health Solutions, Inc. (Æ)(û)	220,648	11,591
Medicines Co. (The) (Æ)	58,045	741
Medtronic, Inc.	33,400	1,176
Merck & Co., Inc. (û)	331,531	12,028
Molina Healthcare, Inc. (Æ)	48,000	1,244
Mylan, Inc. (Æ)	140,000	2,845
Omnicare, Inc.	6,100	147
Patterson Cos., Inc.	233,714	6,462
PerkinElmer, Inc.	24,900	584
Perrigo Co.	43,000	2,833
Pfizer, Inc. (û)	817,720	14,228
Pharmaceutical Product Development, Inc.	40,900	1,056

	Principal Amount ($) or Shares	Market Value $
Regeneron Pharmaceuticals, Inc. (Æ)	7,100	185
ResMed, Inc. (Æ)	70,800	2,256
St. Jude Medical, Inc. (Æ)	75,500	2,892
Stryker Corp.	53,900	2,667
SXC Health Solutions Corp. (Æ)	4,000	156
Teleflex, Inc.	10,800	602
Thermo Fisher Scientific, Inc. (Æ)	6,900	355
Thoratec Corp. (Æ)	21,400	698
United Therapeutics Corp. (Æ)	6,600	396
UnitedHealth Group, Inc. (û)	416,100	15,000
Universal American Corp.	33,592	540
Universal Health Services, Inc. Class B	46,500	1,919
Varian Medical Systems, Inc. (Æ)	36,300	2,295
Watson Pharmaceuticals, Inc. Class B (Æ)	63,500	2,962
WebMD Health Corp. Class A (Æ)	25,143	1,314
WellPoint, Inc. (Æ)(û)	343,014	18,639
Zimmer Holdings, Inc. (Æ)(û)	122,400	5,807

		393,539

Materials and Processing - 3.4%
Airgas, Inc.	2,500	177
Albemarle Corp.	12,000	602
Allegheny Technologies, Inc.	45,100	2,376
Aptargroup, Inc.	5,600	251
Ashland, Inc.	41,100	2,122
Ball Corp.	5,500	354
Cabot Corp.	51,600	1,756
Carpenter Technology Corp.	24,700	881
Cliffs Natural Resources, Inc.	55,800	3,638
Compass Minerals International, Inc.	14,700	1,159
Cytec Industries, Inc.	89,900	4,452
Domtar Corp.	400	32
Dow Chemical Co. (The)	600	19
EI du Pont de Nemours & Co. (û)	224,700	10,624
Fastenal Co.	34,500	1,776
FMC Corp.	6,100	446
International Flavors & Fragrances, Inc.	148,513	7,449
Lennox International, Inc.	8,600	353
Lubrizol Corp.	242,909	24,896
Newmont Mining Corp.	14,900	907
Nucor Corp.	19,600	749
Owens Corning (Æ)	143,200	3,872
PPG Industries, Inc. (û)	201,400	15,447
Precision Castparts Corp.	13,800	1,885
Reliance Steel & Aluminum Co.	67,800	2,838
RPM International, Inc.	7,000	145
Scotts Miracle-Gro Co. (The) Class A	16,700	892
Sherwin-Williams Co. (The)	9,400	686
Southern Copper Corp. (û)	151,900	6,501
Timken Co.	17,100	708
Titanium Metals Corp. (Æ)	43,000	845
United States Steel Corp.	2,300	98
Weyerhaeuser Co.	14,017	227

		99,163

Producer Durables - 11.1%
3M Co.	35,900	3,023

30	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Accenture PLC Class A	18,100	809
AGCO Corp. (Æ)	156,300	6,638
Agilent Technologies, Inc. (Æ)	62,600	2,178
Ametek, Inc.	23,500	1,270
AO Smith Corp.	39,725	2,226
Automatic Data Processing, Inc.	5,400	240
Avery Dennison Corp.	171,100	6,219
BE Aerospace, Inc. (Æ)	15,600	573
Boeing Co. (The) (û)	185,600	13,111
Bucyrus International, Inc. Class A	11,500	784
Carlisle Cos., Inc.	500	18
Caterpillar, Inc.	127,900	10,053
CH Robinson Worldwide, Inc.	2,600	183
Convergys Corp. (Æ)	62,300	705
Cooper Industries PLC	14,900	781
Crane Co.	72,300	2,766
CSX Corp.	93,200	5,727
Cummins, Inc.	57,700	5,083
Danaher Corp.	5,600	243
Deere & Co.	27,100	2,081
Delta Air Lines, Inc. (Æ)	51,000	708
Donaldson Co., Inc.	11,200	546
Dover Corp. (û)	130,200	6,914
Eaton Corp.	62,000	5,507
Emerson Electric Co.	43,600	2,394
Expeditors International of Washington, Inc.	20,400	1,007
FedEx Corp. (û)	123,900	10,869
Flir Systems, Inc. (Æ)	6,000	167
Fluor Corp.	149,500	7,204
Frontline, Ltd.	8,700	250
Gardner Denver, Inc.	2,400	139
General Dynamics Corp.	64,500	4,394
General Electric Co.	2,431,600	38,954
Goodrich Corp.	47,700	3,915
Honeywell International, Inc.	45,400	2,139
Illinois Tool Works, Inc.	1,400	64
ITT Corp.	54,182	2,557
Jacobs Engineering Group, Inc. (Æ)	4,300	166
Joy Global, Inc.	3,900	277
Kansas City Southern (Æ)	31,500	1,380
KBR, Inc.	89,500	2,273
Kirby Corp. (Æ)	12,700	546
L-3 Communications Holdings, Inc.	30,800	2,223
Landstar System, Inc.	10,900	410
Lexmark International, Inc. Class A (Æ)	190,300	7,237
Lockheed Martin Corp. (û)	113,800	8,113
Manitowoc Co., Inc. (The)	32,000	356
Manpower, Inc.	115,600	6,327
Mettler-Toledo International, Inc. (Æ)	11,800	1,541
National Instruments Corp.	18,900	658
Navistar International Corp. (Æ)	111,300	5,362
Norfolk Southern Corp.	15,700	965
Northrop Grumman Corp. (û)	381,659	24,125
Oshkosh Corp. (Æ)	4,900	145
PACCAR, Inc.	16,600	851
Parker Hannifin Corp.	64,100	4,907
Raytheon Co. (û)	703,678	32,425

	Principal Amount ($) or Shares	Market Value $
Regal-Beloit Corp.	2,400	139
Republic Services, Inc. Class A	4,500	134
Rockwell Automation, Inc.	91,800	5,726
Rockwell Collins, Inc.	31,600	1,912
Roper Industries, Inc.	5,400	375
Ryder System, Inc.	27,900	1,221
Shaw Group, Inc. (The) (Æ)	5,800	177
Southwest Airlines Co.	179,800	2,474
Spirit Aerosystems Holdings, Inc. Class A (Æ)	27,200	589
Stericycle, Inc. (Æ)	5,400	387
Teekay Corp.	86,855	2,762
TeleTech Holdings, Inc. (Æ)	13,411	204
Tetra Tech, Inc. (Æ)	33,900	714
Thomas & Betts Corp. (Æ)	10,000	436
Toro Co. (The)	15,300	868
TransDigm Group, Inc. (Æ)	21,500	1,425
Trimble Navigation, Ltd. (Æ)	3,500	125
Tutor Perini Corp. (Æ)	1,000	23
Tyco International, Ltd.	13,300	509
Union Pacific Corp. (û)	148,300	13,003
United Continental Holdings, Inc. (Æ)	92,335	2,681
United Parcel Service, Inc. Class B	22,200	1,495
United Technologies Corp. (û)	109,000	8,150
URS Corp. (Æ)	100,283	3,904
Verisk Analytics, Inc. Class A (Æ)	4,800	143
Waste Connections, Inc.	25,600	1,043
Waste Management, Inc.	26,000	929
Waters Corp. (Æ)	18,300	1,357
Werner Enterprises, Inc.	160,904	3,430
WW Grainger, Inc.	59,700	7,405
Xerox Corp.	476,968	5,581

		322,047

Technology - 17.6%
Activision Blizzard, Inc. (û)	526,900	6,044
Advanced Micro Devices, Inc. (Æ)	324,820	2,381
Akamai Technologies, Inc. (Æ)	49,200	2,542
Altera Corp.	16,700	521
Amdocs, Ltd. (Æ)(û)	175,300	5,378
American Tower Corp. Class A (Æ)	1,900	98
Ansys, Inc. (Æ)	3,800	172
Apple, Inc. (Æ)(û)	139,730	42,041
Applied Materials, Inc.	565,200	6,986
Arris Group, Inc. (Æ)	85,900	800
Atmel Corp. (Æ)	78,900	699
Autodesk, Inc. (Æ)	293,400	10,615
Avago Technologies, Ltd.	57,900	1,429
Avnet, Inc. (Æ)	245,300	7,305
Benchmark Electronics, Inc. (Æ)	62,208	1,022
Broadcom Corp. Class A (û)	124,536	5,074
Brocade Communications Systems, Inc. (Æ)	188,400	1,191
CA, Inc. (û)	280,500	6,510
CACI International, Inc. Class A (Æ)	18,900	947
Cadence Design Systems, Inc. (Æ)	513,744	4,351
Cisco Systems, Inc. (Æ)(û)	700,800	15,999
Citrix Systems, Inc. (Æ)	26,700	1,711

Russell U.S. Quantitative Equity Fund	31

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cognizant Technology Solutions Corp. Class A (Æ)(û)	101,816	6,637
Coherent, Inc. (Æ)	16,245	682
Computer Sciences Corp.	128,945	6,325
Corning, Inc.	822,500	15,035
Cree, Inc. (Æ)	59,200	3,036
Crown Castle International Corp. (Æ)	16,700	720
Dell, Inc. (Æ)(û)	461,600	6,638
Dolby Laboratories, Inc. Class A (Æ)	29,800	1,838
Earthlink, Inc.	127,685	1,148
Electronic Arts, Inc. (Æ)	380,688	6,034
EMC Corp. (Æ)	108,800	2,286
F5 Networks, Inc. (Æ)	34,100	4,014
Gartner, Inc. (Æ)	800	25
Google, Inc. Class A (Æ)(û)	21,000	12,873
Harris Corp. (û)	477,167	21,563
Hewlett-Packard Co. (û)	561,100	23,600
IAC/InterActiveCorp (Æ)	61,628	1,719
Ingram Micro, Inc. Class A (Æ)	218,500	3,859
Intel Corp. (û)	1,676,900	33,655
International Business Machines Corp. (û)	418,021	60,028
Intuit, Inc. (Æ)	111,600	5,357
Jabil Circuit, Inc.	148,951	2,285
JDS Uniphase Corp. (Æ)	113,900	1,197
Juniper Networks, Inc. (Æ)(û)	162,900	5,276
LSI Corp. (Æ)	602,512	3,157
Marvell Technology Group, Ltd. (Æ)	38,000	734
Maxim Integrated Products, Inc.	248,130	5,374
Mentor Graphics Corp. (Æ)	26,800	289
Micron Technology, Inc. (Æ)	48,000	397
MICROS Systems, Inc. (Æ)	5,400	245
Microsoft Corp. (û)	2,692,030	71,716
Molex, Inc.	284,067	5,767
Motorola, Inc. (Æ)(û)	954,000	7,775
NCR Corp. (Æ)	90,212	1,238
NetApp, Inc. (Æ)	43,200	2,300
Novell, Inc. (Æ)	39,900	237
Novellus Systems, Inc. (Æ)	5,400	158
Nuance Communications, Inc. (Æ)	12,000	189
NVIDIA Corp. (Æ)	341,100	4,103
Oracle Corp. (û)	549,300	16,149
Polycom, Inc. (Æ)	4,500	152
QLogic Corp. (Æ)	1,400	25
Rovi Corp. (Æ)	3,300	167
Salesforce.com, Inc. (Æ)	28,400	3,296
SanDisk Corp. (Æ)	83,500	3,138
SBA Communications Corp. Class A (Æ)	6,400	251
Seagate Technology PLC (Æ)	9,800	144
Skyworks Solutions, Inc. (Æ)	9,500	218
Synaptics, Inc. (Æ)	21,100	568
Synopsys, Inc. (Æ)	261,933	6,700
Tech Data Corp. (Æ)	27,603	1,187
Tellabs, Inc.	923,397	6,298
Texas Instruments, Inc. (û)	308,600	9,125
VeriSign, Inc. (Æ)	30,700	1,067
VMware, Inc. Class A (Æ)	51,300	3,922
Xilinx, Inc.	6,300	169

	Principal Amount ($) or Shares	Market Value $
Yahoo!, Inc. (Æ)	154,200	2,546

		508,447

Utilities - 9.2%
AGL Resources, Inc.	52,200	2,049
Allegheny Energy, Inc.	6,400	148
Alliant Energy Corp.	60,800	2,221
Ameren Corp.	44,900	1,301
American Electric Power Co., Inc. (û)	202,000	7,563
American Water Works Co., Inc.	258,212	6,166
Aqua America, Inc.	72,100	1,552
AT&T, Inc. (û)	2,054,452	58,552
Atmos Energy Corp.	66,700	1,964
Calpine Corp. (Æ)	16,900	211
CenterPoint Energy, Inc.	88,700	1,469
CenturyLink, Inc.	38,913	1,610
CMS Energy Corp.	60,700	1,116
Consolidated Edison, Inc.	38,100	1,894
Constellation Energy Group, Inc.	393,415	11,897
Dominion Resources, Inc.	54,500	2,369
DPL, Inc.	4,200	110
DTE Energy Co.	86,400	4,040
Duke Energy Corp.	8,000	146
Edison International (û)	853,711	31,502
Energen Corp.	57,900	2,585
Entergy Corp. (û)	91,400	6,812
Exelon Corp.	121,500	4,960
Frontier Communications Corp.	14,690	129
Hawaiian Electric Industries, Inc.	51,700	1,165
Integrys Energy Group, Inc.	38,100	2,026
ITC Holdings Corp.	15,900	995
Mariner Energy, Inc. (Æ)	17,000	424
MetroPCS Communications, Inc. (Æ)	100,400	1,045
NextEra Energy, Inc. (û)	157,600	8,674
NII Holdings, Inc. (Æ)(û)	354,100	14,805
NiSource, Inc.	245,600	4,251
Northeast Utilities	77,200	2,415
NSTAR	55,400	2,311
NV Energy, Inc.	485,057	6,626
OGE Energy Corp.	22,200	980
Oneok, Inc.	45,400	2,262
Pepco Holdings, Inc.	76,300	1,469
PG&E Corp. (û)	154,800	7,402
Pinnacle West Capital Corp.	110,655	4,555
PNM Resources, Inc.	87,976	1,037
Portland General Electric Co.	74,117	1,549
PPL Corp.	272,400	7,328
Public Service Enterprise Group, Inc. (û)	225,400	7,292
Questar Corp.	160,569	2,725
Qwest Communications International, Inc.	479,500	3,165
SCANA Corp.	14,600	596
Southern Co.	31,900	1,208
Southern Union Co.	18,100	455
Sprint Nextel Corp. (Æ)	116,900	482
TECO Energy, Inc.	28,400	500
Time Warner Telecom, Inc. Class A (Æ)	15,000	276
UGI Corp.	24,300	731
US Cellular Corp. (Æ)	4,900	228

32	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Vectren Corp.	23,200	635
Verizon Communications, Inc. (û)	552,900	17,953
Westar Energy, Inc.	52,400	1,326
Windstream Corp.	26,900	341
Wisconsin Energy Corp.	38,900	2,316
Xcel Energy, Inc.	41,200	983

		264,897

Total Common Stocks (cost $2,780,924)		3,135,045

Short-Term Investments - 1.4%
Russell U.S. Cash Management Fund	40,626,798 (¥)	40,626

Total Short-Term Investments (cost $40,627)		40,626

Total Investments - 109.7% (identified cost $2,821,551)		3,175,671

Securities Sold Short - (10.7)%
Consumer Discretionary - (1.7)%
Amazon.com, Inc. (Æ)	(33,900)	(5,598)
American Greetings Corp. Class A	(56,900)	(1,102)
ArvinMeritor, Inc. (Æ)	(74,400)	(1,234)
Avis Budget Group, Inc. (Æ)	(43,800)	(509)
BorgWarner, Inc. (Æ)	(61,100)	(3,428)
Collective Brands, Inc. (Æ)	(59,800)	(917)
Cooper Tire & Rubber Co.	(45,500)	(892)
Eastman Kodak Co. (Æ)	(46,100)	(217)
JC Penney Co., Inc.	(78,700)	(2,454)
Johnson Controls, Inc.	(161,300)	(5,665)
KB Home	(319,600)	(3,359)
Liberty Media Corp. - Capital (Æ)	(68,746)	(3,956)
Live Nation Entertainment, Inc. (Æ)	(113,000)	(1,072)
Marriott International, Inc. Class A	(135,700)	(5,028)
MDC Holdings, Inc.	(9,600)	(247)
Saks, Inc. (Æ)	(83,300)	(928)
Sally Beauty Holdings, Inc. (Æ)	(141,425)	(1,721)
Tenneco, Inc. (Æ)	(43,400)	(1,416)
TiVo, Inc. (Æ)	(194,700)	(2,169)
Vail Resorts, Inc. (Æ)	(80,028)	(3,246)
Walt Disney Co. (The)	(157,500)	(5,687)

		(50,845)

Consumer Staples - (0.5)%
Bunge, Ltd.	(59,900)	(3,598)
Diamond Foods, Inc.	(4,900)	(217)
Kellogg Co.	(113,100)	(5,684)
Lancaster Colony Corp.	(25,459)	(1,270)
Molson Coors Brewing Co. Class B	(61,000)	(2,881)
Rite Aid Corp. (Æ)	(368,586)	(337)

		(13,987)

Energy - (1.5)%
Anadarko Petroleum Corp.	(117,300)	(7,222)
Cameron International Corp. (Æ)	(141,800)	(6,204)

	Principal Amount ($) or Shares	Market Value $
Comstock Resources, Inc. (Æ)	(154,813)	(3,460)
EOG Resources, Inc.	(54,500)	(5,217)
Exterran Holdings, Inc. (Æ)	(167,158)	(4,207)
McMoRan Exploration Co. (Æ)	(85,700)	(1,443)
Noble Energy, Inc.	(78,600)	(6,404)
Patriot Coal Corp. (Æ)	(69,200)	(934)
Range Resources Corp.	(130,700)	(4,887)
SandRidge Energy, Inc. (Æ)	(514,900)	(2,817)
Venoco, Inc. (Æ)	(43,099)	(667)

		(43,462)

Financial Services - (1.5)%
Apartment Investment & Management Co. Class A (ö)	(70,400)	(1,641)
BB&T Corp.	(264,800)	(6,199)
Capstead Mortgage Corp. (ö)	(249,567)	(2,845)
CBL & Associates Properties, Inc. (ö)	(56,900)	(892)
Charles Schwab Corp. (The)	(393,000)	(6,052)
Comerica, Inc.	(119,200)	(4,265)
DuPont Fabros Technology, Inc. (ö)	(26,300)	(660)
Forest City Enterprises, Inc. Class A (Æ)	(59,606)	(870)
Interactive Brokers Group, Inc. Class A (Æ)	(115,200)	(2,156)
International Bancshares Corp.	(20,414)	(350)
Lexington Realty Trust (ö)	(131,700)	(1,025)
MB Financial, Inc.	(27,200)	(405)
MGIC Investment Corp. (Æ)	(77,752)	(686)
Potlatch Corp. (ö)	(5,532)	(188)
PrivateBancorp, Inc. Class A	(64,000)	(755)
Radian Group, Inc.	(64,500)	(489)
Redwood Trust, Inc. (ö)	(101,400)	(1,438)
Regency Centers Corp. (ö)	(51,900)	(2,189)
Regions Financial Corp.	(791,700)	(4,988)
Synovus Financial Corp.	(1,321,700)	(2,855)
Wilmington Trust Corp.	(433,100)	(3,079)
Wright Express Corp. (Æ)	(6,500)	(245)

		(44,272)

Health Care - (1.5)%
Acorda Therapeutics, Inc. (Æ)	(55,700)	(1,506)
Auxilium Pharmaceuticals, Inc. (Æ)	(85,200)	(2,109)
Cerner Corp. (Æ)	(69,200)	(6,078)
DaVita, Inc. (Æ)	(76,600)	(5,496)
Dendreon Corp. (Æ)	(46,200)	(1,686)
Edwards Lifesciences Corp. (Æ)	(82,900)	(5,298)
Hospira, Inc. (Æ)	(104,300)	(6,204)
Incyte Corp., Ltd. (Æ)	(31,600)	(526)
Isis Pharmaceuticals, Inc. (Æ)	(205,630)	(1,880)
Meridian Bioscience, Inc.	(28,950)	(663)
Nektar Therapeutics (Æ)	(66,800)	(973)
Onyx Pharmaceuticals, Inc. (Æ)	(2,800)	(75)
Pharmasset, Inc. (Æ)	(43,105)	(1,616)
Savient Pharmaceuticals, Inc. (Æ)	(92,000)	(1,142)
Seattle Genetics, Inc. (Æ)	(80,292)	(1,316)
Tenet Healthcare Corp. (Æ)	(142,403)	(621)
Theravance, Inc. (Æ)	(97,362)	(1,984)
Vertex Pharmaceuticals, Inc. (Æ)	(152,800)	(5,857)

		(45,030)

Russell U.S. Quantitative Equity Fund	33

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Materials and Processing - (1.1)%
Cabot Microelectronics Corp. (Æ)	(8,475)	(328)
Century Aluminum Co. (Æ)	(74,800)	(1,011)
Dow Chemical Co. (The)	(89,500)	(2,759)
Monsanto Co.	(58,300)	(3,464)
Polypore International, Inc. (Æ)	(14,400)	(479)
Precision Castparts Corp.	(48,500)	(6,624)
Schweitzer-Mauduit International, Inc.	(69,400)	(4,454)
Solutia, Inc. (Æ)	(47,100)	(853)
Stillwater Mining Co. (Æ)	(85,600)	(1,524)
Texas Industries, Inc.	(54,200)	(1,852)
USG Corp. (Æ)	(227,200)	(2,881)
Vulcan Materials Co.	(127,100)	(4,641)

		(30,870)

Producer Durables - (1.0)%
AMR Corp. (Æ)	(257,800)	(2,031)
CH Robinson Worldwide, Inc.	(44,400)	(3,129)
Goodrich Corp.	(35,200)	(2,889)
Herman Miller, Inc.	(115,227)	(2,216)
JetBlue Airways Corp. (Æ)	(260,991)	(1,822)
Paychex, Inc.	(160,000)	(4,432)
Roper Industries, Inc.	(86,400)	(5,999)
Tidewater, Inc.	(80,500)	(3,713)
United Rentals, Inc. (Æ)	(79,500)	(1,494)

		(27,725)

Technology - (1.3)%
Amkor Technology, Inc. (Æ)	(303,200)	(2,186)
Cirrus Logic, Inc. (Æ)	(128,218)	(1,648)
Citrix Systems, Inc. (Æ)	(41,200)	(2,640)
Digital River, Inc. (Æ)	(700)	(26)
EchoStar Corp. Class A(Æ)	(4,600)	(98)
Finisar Corp. (Æ)	(61,300)	(1,043)
Hittite Microwave Corp. (Æ)	(21,463)	(1,109)
II-VI, Inc. (Æ)	(26,871)	(1,057)
MEMC Electronic Materials, Inc. (Æ)	(239,800)	(3,074)
Netgear, Inc. (Æ)	(6,100)	(188)
Pegasystems, Inc.	(19,321)	(523)
Rambus, Inc. (Æ)	(72,700)	(1,437)
Red Hat, Inc. (Æ)	(67,900)	(2,869)
SAIC, Inc. (Æ)	(293,900)	(4,567)
Salesforce.com, Inc. (Æ)	(53,100)	(6,163)
Sanmina-SCI Corp. (Æ)	(39,100)	(515)
Tessera Technologies, Inc. (Æ)	(69,445)	(1,370)
Viasat, Inc. (Æ)	(37,600)	(1,548)
VMware, Inc. Class A(Æ)	(62,000)	(4,741)

		(36,802)

Utilities - (0.6)%
Clearwire Corp. Class A(Æ)	(760,600)	(5,393)
Frontier Communications Corp.	(400,500)	(3,516)
Leap Wireless International, Inc. (Æ)	(80,780)	(922)

Principal Amount ($) or Shares		Market Value $
Progress Energy, Inc. Class D	(129,200)	(5,814)
South Jersey Industries, Inc.	(12,158)	(612)

		(16,257)

Total Securities Sold Short (proceeds $277,586)		(309,250)

Other Assets and Liabilities, Net - 1.0%		29,997

Net Assets - 100.0%		2,896,418

See accompanying notes which are an integral part of the financial statements.

34	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	82	USD	5,345	12/10	14
S&P 500 E-Mini Index Futures (CME)	644	USD	37,986	12/10	(121)
S&P 500 Index Futures (CME)	13	USD	3,834	12/10	232
S&P Midcap 400 E-Mini Index (CME)	51	USD	4,220	12/10	25

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					150

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$443,533	$—	$—	$443,533	15.3
Consumer Staples	284,985	—	—	284,985	9.9
Energy	342,809	—	—	342,809	11.8
Financial Services	475,625	—	—	475,625	16.4
Health Care	393,539	—	—	393,539	13.6
Materials and Processing	99,163	—	—	99,163	3.4
Producer Durables	322,047	—	—	322,047	11.1
Technology	508,447	—	—	508,447	17.6
Utilities	264,897	—	—	264,897	9.2
Short-Term Investments	—	40,626	—	40,626	1.4

Total Investments	3,135,045	40,626	—	3,175,671	109.7

Securities Sold Short**	(309,250)	—	—	(309,250)	(10.7)
Other Assets and Liabilities, Net					1.0

					100.0

Other Financial Instruments***
Futures Contracts	150	—	—	150	—	*

Total Other Financial Instruments	$150	$—	$—	$150

*	Less than .05% of net assets.
**	Refer to schedule of Investments for detailed sector breakout.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	35

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$271

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$121

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$35,554

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$648

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

36	Russell U.S. Quantitative Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell U.S. Growth Fund - Class C
	Total Return
1 Year	16.95%
5 Years	(0.37	)%§
Inception*	(3.16	)%§

Russell U.S. Growth Fund - Class E
	Total Return
1 Year	17.88%
5 Years	0.46	%§
Inception*	(2.34	)%§

Russell U.S. Growth Fund - Class I
	Total Return
1 Year	18.44%
5 Years	0.85	%§
Inception*	(1.95	)%§

Russell U.S. Growth Fund - Class S
	Total Return
1 Year	18.30%
5 Years	0.67	%§
Inception*	(2.09	)%§

Russell 1000® Growth Index**
	Total Return
1 Year	19.65%
5 Years	3.21	%§
Inception*	(1.33	)%§

38	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell U.S. Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell U.S. Growth Fund Class C, Class E, Class I and Class S Shares gained 16.95%, 17.88%, 18.44% and 18.30%, respectively. This is compared to the Russell 1000® Growth Index, which gained 19.65% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Large-Cap Growth Funds Average gained 17.64%. For the same period, the Lipper® Multi-Cap Growth Funds Average gained 20.74%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Although the Fund had significant exposure to some of the export-driven sectors, such as the commodity-oriented materials and processing sector, an underweight to the producer durables sector detracted from benchmark-relative performance. In the financial services sector, a benchmark-relative overweight to the diversified financial services industry detracted from the Fund’s results due to concerns about the impact of increasing regulations. A modest overweight to the underperforming energy sector was slightly detrimental to the Fund’s benchmark-relative performance as concerns about the Gulf Coast oil spill detracted from sector performance.

The Fund benefited from positive market returns during this fiscal year ended October 31, 2010. In the market, the highest growth stocks (based on 5-year historical earnings per share growth: the 1-year sales growth and the International Brokers’ Estimate System long-term forecasted growth) outperformed the stocks of moderately growing companies. The outperformance of the highest growth stocks provided a positive offset to some of the negative influences on the Fund’s performance.

The large weighting to and strong performance of the technology sector contributed significantly to the performance of the Russell 1000 Growth Index. The Fund had a technology sector weighting that was very similar to the technology sector weight in the Russell 1000 Growth Index and stock selection in the sector was strong due to an emphasis on faster growing technology companies.

Similarly, the Fund benefited from favorable stock selection in the consumer discretionary sector by emphasizing higher growth companies including gaming and lodging. An underweight to the moderately growing consumer staples sector was additive to the Fund’s benchmark-relative performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

For the fiscal period, three of the five Fund managers underperformed the Russell 1000 Growth Index and two outperformed as investors favored the highest growth stocks and moderate growth stocks underperformed.

Cornerstone Capital Management, Inc. (“Cornerstone”) underperformed the Russell 1000 Growth Index by a relatively small margin. A key driver of its underperformance was its benchmark-relative overweight to and stock selection in the energy sector. Investors’ reaction to the oil spill in the second quarter of 2010 also contributed to Cornerstone’s underperformance due to its energy holdings. An overweight to the financial services sector, and weak stock selection in the financial services sector also contributed to Cornerstone’s underperformance. Strong stock selection in the technology sector largely offset the negative benchmark-relative impact of Cornerstone’s energy and financial holdings.

Delaware Management Company (“Delaware”) outperformed the Russell 1000 Growth Index. Nearly all of Delaware’s excess return came from stock selection in the technology sector. The emphasis of high growth technology stocks and avoidance of moderate growth technology stocks had a positive impact on returns for Delaware. Delaware’s sector allocations detracted from benchmark-relative results. An underweight to the materials and processing and producer durables sectors, combined with an overweight to the health care and financial services sectors contributed to negative sector allocation results relative to the benchmark.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000 Growth Index. Suffolk’s valuation sensitivity was not rewarded for the fiscal period. A benchmark-relative overweight to the financial services sector combined with an overweight to the diversified financial services industry detracted from performance. Suffolk’s emphasis on lower priced moderately growing technology companies in the portfolio contributed to negative stock selection in that sector. In the producer durables sector, exposure to solar power-related companies detracted from stock selection. Suffolk’s stock selection in the consumer discretionary sector was a positive contributor to benchmark-relative performance due to an overweight to the restaurants industry.

Russell U.S. Growth Fund	39

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Sustainable Growth Advisers, L.P. (“Sustainable”) underperformed the Russell 1000 Growth Index. Sustainable’s valuation sensitivity was not rewarded during the fiscal period. A benchmark-relative overweight to the health care sector, combined with an overweight to the medical and dental instruments industry detracted from performance. Sustainable’s overweight to the consumer discretionary sector had a positive impact on returns, but its retail holdings detracted from stock selection in the sector. Sustainable’s stock selection in the energy sector was a positive contributor to benchmark-relative performance.

Turner Investment Partners, Inc. outperformed the Russell 1000 Growth Index. Turner’s emphasis on the highest growth stocks was rewarded during the fiscal period and this contributed to favorable stock selection results in the technology sector and the consumer discretionary sector. In the producer durables sector, Turner’s overweight to machinery-related stocks contributed to positive stock selection results.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2010	Styles
Cornerstone Capital Management, Inc.	Growth
Delaware Management Company, a series of Delaware management Business Trust	Growth
Suffolk Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on January 31, 2001.

**

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, representative of U.S. Securities exhibiting growth characteristics.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,022.00	$1,014.87
Expenses Paid During Period*	$10.45	$10.41

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,025.70	$1,018.65
Expenses Paid During Period*	$6.64	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,027.60	$1,020.57
Expenses Paid During Period*	$4.70	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,027.80	$1,019.91
Expenses Paid During Period*	$5.37	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Growth Fund	41

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.4%
Consumer Discretionary - 15.3%
Amazon.com, Inc. (Æ)(Ñ)	7,371	1,217
Apollo Group, Inc. Class A (Æ)(Ñ)	29,788	1,117
Baidu, Inc. - ADR (Æ)	4,984	548
Best Buy Co., Inc. (Ñ)	6,215	267
BorgWarner, Inc. (Æ)	720	40
Coach, Inc. (Ñ)	6,540	327
Costco Wholesale Corp. (Ñ)	6,899	433
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	11,786	340
Discovery Communications, Inc. Class A (Æ)(Ñ)	2,339	104
Dollar Tree, Inc. (Æ)(Ñ)	1,700	87
eBay, Inc. (Æ)(Ñ)	24,660	735
Johnson Controls, Inc.	7,300	256
Las Vegas Sands Corp. (Æ)(Ñ)	5,080	233
Lowe’s Cos., Inc.	48,010	1,024
McDonald’s Corp.	4,000	311
Nike, Inc. Class B (Ñ)	12,200	994
Phillips-Van Heusen Corp. (Ñ)	3,000	184
priceline.com, Inc. (Æ)(Ñ)	3,631	1,368
Royal Caribbean Cruises, Ltd. (Æ)	2,400	95
Staples, Inc. (Ñ)	55,390	1,134
Starbucks Corp. (Ñ)	36,060	1,027
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	5,300	287
Target Corp.	13,741	714
Tiffany & Co. (Ñ)	3,600	191
Urban Outfitters, Inc. (Æ)(Ñ)	12,300	379
Walt Disney Co. (The)	8,191	296

		13,708

Consumer Staples - 5.1%
Archer-Daniels-Midland Co.	7,950	265
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	700	28
Coca-Cola Co. (The)	13,200	809
CVS Caremark Corp.	6,200	187
Diageo PLC - ADR	3,039	225
General Mills, Inc.	8,135	305
Mead Johnson Nutrition Co. Class A	4,810	283
PepsiCo, Inc.	17,410	1,137
Philip Morris International, Inc.	5,292	310
Procter & Gamble Co. (The)	7,700	490
Walgreen Co.	14,200	481
Whole Foods Market, Inc. (Æ)(Ñ)	2,400	95

		4,615

Energy - 8.0%
Anadarko Petroleum Corp.	12,892	794
Chevron Corp.	3,600	297
Cimarex Energy Co.	3,570	274
Concho Resources, Inc. (Æ)(Ñ)	2,890	199
ConocoPhillips	2,820	168
EOG Resources, Inc.	8,100	775
Exxon Mobil Corp. (Ñ)	9,300	618

	Principal Amount ($) or Shares	Market Value $
First Solar, Inc. (Æ)(Ñ)	880	121
Halliburton Co.	3,200	102
Murphy Oil Corp.	3,700	241
National Oilwell Varco, Inc.	14,010	753
Occidental Petroleum Corp.	7,680	604
Petrohawk Energy Corp. (Æ)	31,178	530
Schlumberger, Ltd.	14,072	984
SunPower Corp. Class B (Æ)	16,800	222
Weatherford International, Ltd. (Æ)(Ñ)	32,731	550

		7,232

Financial Services - 9.5%
Bank of New York Mellon Corp. (The)	20,800	521
Bank of Nova Scotia	2,920	156
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	10,000	184
Citigroup, Inc. (Æ)(Ñ)	52,820	220
CME Group, Inc. Class A	2,175	630
Goldman Sachs Group, Inc. (The)	3,251	523
Hartford Financial Services Group, Inc. (Ñ)	10,900	261
IntercontinentalExchange, Inc. (Æ)	10,595	1,217
Invesco, Ltd.	7,050	162
Itau Unibanco Holding SA - ADR	4,700	115
JPMorgan Chase & Co.	5,100	192
Lincoln National Corp. (Ñ)	8,200	201
Mastercard, Inc. Class A	5,867	1,409
MetLife, Inc.	6,000	242
State Street Corp.	17,420	728
Visa, Inc. Class A (Ñ)	22,990	1,797

		8,558

Health Care - 12.0%
Abbott Laboratories	8,780	451
Allergan, Inc.	19,960	1,445
Amgen, Inc. (Æ)	3,500	200
Biogen Idec, Inc. (Æ)	1,380	87
Celgene Corp. (Æ)	5,964	370
Cerner Corp. (Æ)(Ñ)	8,210	721
Express Scripts, Inc. Class A (Æ)	4,100	199
Gilead Sciences, Inc. (Æ)	16,616	659
Hospira, Inc. (Æ)	1,600	95
Human Genome Sciences, Inc. (Æ)(Ñ)	2,300	62
Intuitive Surgical, Inc. (Æ)(Ñ)	1,890	497
Johnson & Johnson (Ñ)	5,960	380
Medco Health Solutions, Inc. (Æ)	18,300	961
Medicis Pharmaceutical Corp. Class A (Ñ)	10,000	298
Myriad Genetics, Inc. (Æ)(Ñ)	16,316	325
Novo Nordisk A/S - ADR	6,600	692
NuVasive, Inc. (Æ)(Ñ)	12,863	337
Perrigo Co. (Ñ)	5,300	349
Pfizer, Inc.	12,900	224
St. Jude Medical, Inc. (Æ)	7,684	294
Stryker Corp. (Ñ)	8,210	406
Teva Pharmaceutical Industries, Ltd. - ADR	9,650	501
UnitedHealth Group, Inc.	8,600	310
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	6,300	242

42	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

WellPoint, Inc. (Æ)	10,119	550
Zimmer Holdings, Inc. (Æ)(Ñ)	1,880	89

		10,744

Materials and Processing - 5.6%
Air Products & Chemicals, Inc.	3,200	272
Celanese Corp. Class A	4,630	165
CF Industries Holdings, Inc. (Ñ)	1,200	147
Cliffs Natural Resources, Inc.	2,190	143
Dow Chemical Co. (The)	12,923	398
Ecolab, Inc.	8,360	412
EI du Pont de Nemours & Co.	4,900	232
Fastenal Co. (Ñ)	15,270	786
Freeport-McMoRan Copper & Gold, Inc. Class B	5,259	498
Goldcorp, Inc.	6,540	292
Monsanto Co.	3,510	209
SPX Corp.	4,300	288
Syngenta AG - ADR	11,400	631
Textron, Inc. (Ñ)	18,436	384
United States Steel Corp. (Ñ)	3,840	164

		5,021

Producer Durables - 8.9%
3M Co.	2,600	219
Automatic Data Processing, Inc. (Ñ)	12,550	557
Caterpillar, Inc.	7,420	583
CSX Corp.	3,400	209
Cummins, Inc. (Ñ)	2,600	229
Danaher Corp.	3,730	162
Deere & Co.	2,110	162
Expeditors International of Washington, Inc.	13,300	657
FedEx Corp.	9,365	822
Fluor Corp. (Ñ)	10,072	485
General Dynamics Corp.	7,965	543
Goodrich Corp.	4,516	371
Honeywell International, Inc. (Ñ)	15,201	716
Ingersoll-Rand PLC (Ñ)	8,800	346
Joy Global, Inc.	2,653	188
Peerless Industrial Group Class C (Æ)	1,413	55
Pentair, Inc. (Ñ)	10,411	341
Terex Corp. (Æ)(Ñ)	9,996	224
United Parcel Service, Inc. Class B	4,000	269
VistaPrint NV (Æ)	10,132	426
Western Union Co. (The)	27,233	479

		8,043

Technology - 30.7%
Acme Packet, Inc. (Æ)(Ñ)	9,676	383
Adobe Systems, Inc. (Æ)	22,100	622
Altera Corp. (Ñ)	7,800	243
American Tower Corp. Class A (Æ)	3,030	156
Apple, Inc. (Æ)	17,290	5,202
ASML Holding NV Class G	7,670	255

	Principal Amount ($) or Shares		Market Value $
Broadcom Corp. Class A	19,241		784
Cisco Systems, Inc. (Æ)	20,600		470
Cognizant Technology Solutions Corp. Class A (Æ)	4,350		284
Crown Castle International Corp. (Æ)(Ñ)	20,600		888
Dell, Inc. (Æ)	11,500		165
F5 Networks, Inc. (Æ)(Ñ)	2,900		341
Google, Inc. Class A (Æ)(Ñ)	5,698		3,493
Hewlett-Packard Co.	5,500		231
Intel Corp.	20,200		405
International Business Machines Corp.	4,300		617
Intuit, Inc. (Æ)(Ñ)	21,000		1,008
Juniper Networks, Inc. (Æ)	25,130		814
Lam Research Corp. (Æ)	8,680		397
Marvell Technology Group, Ltd. (Æ)	43,944		849
Maxim Integrated Products, Inc. (Ñ)	16,000		347
Microsoft Corp.	29,490		786
NetApp, Inc. (Æ)	6,310		336
Oracle Corp.	84,851		2,495
Polycom, Inc. (Æ)(Ñ)	12,200		412
QUALCOMM, Inc.	62,315		2,812
Red Hat, Inc. (Æ)	6,420		271
Salesforce.com, Inc. (Æ)(Ñ)	3,660		425
SanDisk Corp. (Æ)	9,040		340
Teradata Corp. (Æ)	13,100		516
Texas Instruments, Inc.	10,000		296
VeriSign, Inc. (Æ)(Ñ)	21,700		754
VMware, Inc. Class A (Æ)(Ñ)	1,970		151

			27,548

Utilities - 0.3%
Verizon Communications, Inc.	8,200		266

Total Common Stocks (cost $68,795)			85,735

Short-Term Investments - 4.0%
Russell U.S. Cash Management Fund (£)	3,581,202	(¥)	3,581

Total Short-Term Investments (cost $3,581)			3,581

Other Securities - 23.1%
Russell U.S. Cash Collateral Fund (×)	14,546,040	(¥)	14,546
State Street Securities Lending Quality Trust (×)	6,282,491	(¥)	6,265

Total Other Securities (cost $20,828)			20,811

Total Investments - 122.5% (identified cost $93,204)			110,127

Other Assets and Liabilities, Net - (22.5%)			(20,248)

Net Assets - 100.0%			89,879

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	43

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	56	USD	3,303	12/10	70
S&P 500 Index Futures (CME)	3	USD	885	12/10	70

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					140

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$13,708	$—	$—	$13,708	15.3
Consumer Staples	4,615	—	—	4,615	5.1
Energy	7,232	—	—	7,232	8.0
Financial Services	8,558	—	—	8,558	9.5
Health Care	10,744	—	—	10,744	12.0
Materials and Processing	5,021	—	—	5,021	5.6
Producer Durables	8,043	—	—	8,043	8.9
Technology	27,548	—	—	27,548	30.7
Utilities	266	—	—	266	0.3
Short-Term Investments	—	3,581	—	3,581	4.0
Other Securities	—	20,811	—	20,811	23.1

Total Investments	85,735	24,392	—	110,127	122.5

Other Assets and Liabilities, Net					(22.5)

					100.0

Other Financial Instruments*
Futures Contracts	140	—	—	140	0.2

Total Other Financial Instruments	$140	$—	$—	$140

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$140

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$408

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$179

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	45

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell U.S. Value Fund - Class C
	Total Return
1 Year	13.07%
5 Years	(2.45	)%§
Inception*	0.02	%§

Russell U.S. Value Fund - Class E
	Total Return
1 Year	14.10%
5 Years	(1.65	)%§
Inception*	0.86	%§

Russell U.S. Value Fund - Class I
	Total Return
1 Year	14.43%
5 Years	(1.34	)%§
Inception*	1.22	%§

Russell U.S. Value Fund - Class S
	Total Return
1 Year	14.38%
5 Years	(1.46	)%§
Inception*	1.10	%§

Russell 1000® Value Index **
	Total Return
1 Year	15.71%
5 Years	0.62	%§
Inception*	2.56	%§

46	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell U.S. Value Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell U.S. Value Fund Class C, Class E, Class I and Class S Shares gained 13.07%, 14.10%, 14.43% and 14.38%, respectively. This is compared to the Russell 1000® Value Index, which gained 15.71% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Multi-Cap Value Funds Average gained 15.99%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The preference that investors displayed for high dividend-yield stocks, and the resulting outperformance of such stocks, detracted from the Fund’s benchmark-relative performance. The Fund’s benchmark-relative underweights to electric utilities and real estate investment trusts were detrimental to the Fund’s performance because those components of the Russell 1000® Value Index outperformed as high dividend-yielding stocks were bid up in the market.

Stock selection in the consumer discretionary and technology sectors detracted from returns partially due to the Fund’s emphasis on lower growth companies in those sectors. However, the Fund had positive performance from stock selection in the energy and financial services sectors. Avoiding some of the largest capitalization stocks in the energy and financial services sectors was beneficial to the Fund’s benchmark relative performance.

The Fund benefited from positive market returns during the fiscal year ended October 31, 2010. Investors became more confident in the global economic recovery. This contributed to the outperformance of commodity and export-oriented sectors such as materials and processing and producer durables. The Fund’s overweight in the materials and processing and producer durables sectors was additive to the Fund’s benchmark-relative performance. Overall, sector allocation decisions had a favorable contribution to the Fund’s returns.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Two of the Fund’s four managers underperformed the Russell 1000® Value Index during the fiscal year ended October 31, 2010. The Fund’s benchmark-relative returns were hurt by an overweight to the home building industry in the consumer discretionary sector and by weak stock selection in the utilities sector, but returns benefited from favorable sector allocation decisions as investors increased confidence in a global economic recovery.

JS Asset Management, LLC (“JSAM”) was in the Fund for the majority of the fiscal year, but detracted from benchmark-relative returns. JSAM maintained an overweight to the home building industry, an industry exposure that was detrimental to Fund performance. Additionally, JSAM had weak stock selection in the utilities sector.

DePrince, Race & Zollo, Inc. (“DePrince”) outperformed primarily due to its sector allocation decisions and its dividend yield focus. Its underweight to the financial services sector contributed to favorable benchmark-relative results as concerns about financial regulations and credit losses held back returns of the sector. DePrince’s underweight to the energy sector was also beneficial to benchmark-relative results. The energy sector underperformed while the market sought to understand the long-term impact of the Gulf Coast oil spill to the profitability of various industries in the energy sector. DePrince’s overweight to the producer durables sector was additive to performance as export-oriented and transportation-related stocks outperformed.

Iridian Asset Management LLC (“Iridian”) underperformed the Russell 1000® Value Index during the fiscal year ended October 31, 2010. Stock selection decisions were the cause of the underperformance. The largest component of negative stock selection was in the financial services sector. Iridian’s overweight to the diversified financial services industry in the financial services sector was detrimental to results. Stock selection in the technology sector also detracted from Iridian’s benchmark-relative performance. Iridian emphasized low-growth ultra large-capitalization technology stocks that lagged the index during the fiscal year.

Systematic Financial Management, L.P. (“Systematic”) outperformed the Russell 1000® Value Index during the fiscal year ended October 31, 2010. Stock selection in the energy sector, and holdings in the crude oil producers industry in particular, contributed to Systematic’s results. An emphasis on medium-capitalization companies in the financial services sector and avoidance of most large diversified financial services companies helped Systematic generate positive stock selection results in the financial services sector. Exposure to commodity-oriented companies in the materials and processing sector also contributed to favorable performance.

Russell U.S. Value Fund	47

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

JS Asset Management LLC was terminated at the end of the third calendar quarter of 2010, and Snow Capital Management L.P. (Snow) was hired as its replacement.

Money Managers as of October 31, 2010	Styles
DePrince, Race, & Zollo, Inc.	Value
Iridian Asset Management LLC	Value
Snow Capital Management L.P.	Value
Systematic Financial Management L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares operations on January 31, 2001.

**

Russell 1000® Value Index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. Securities exhibiting value characteristics.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$954.10	$1,014.47
Expenses Paid During Period*	$10.49	$10.82

*	Expenses are equal to the Fund’s annualized expense ratio of 2.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$958.30	$1,018.25
Expenses Paid During Period*	$6.81	$7.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$960.00	$1,019.91
Expenses Paid During Period*	$5.19	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$959.50	$1,019.46
Expenses Paid During Period*	$5.63	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Value Fund	49

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.2%
Consumer Discretionary - 8.6%
AutoZone, Inc. (Æ)	1,890	449
CBS Corp. Class B	14,700	249
Costco Wholesale Corp.	5,600	351
eBay, Inc. (Æ)(Ñ)	10,160	303
Empresa Brasileira de Aeronautica SA - ADR	10,100	291
Gap, Inc. (The)	59,800	1,137
Hertz Global Holdings, Inc. (Æ)	43,300	490
Kohl’s Corp. (Æ)	7,610	390
Lear Corp. (Æ)	7,100	628
Lowe’s Cos., Inc.	28,500	608
Macy’s, Inc.	57,500	1,359
McDonald’s Corp.	7,830	609
Newell Rubbermaid, Inc. (Ñ)	16,700	295
News Corp. Class A	10,900	158
Phillips-Van Heusen Corp.	9,100	558
Staples, Inc.	16,040	328
Time Warner, Inc.	4,600	150
Viacom, Inc. Class A	14,100	544
Wal-Mart Stores, Inc.	16,400	888
Wyndham Worldwide Corp.	21,200	609
Yum! Brands, Inc.	6,960	345

		10,739

Consumer Staples - 5.3%
Archer-Daniels-Midland Co.	13,800	460
Coca-Cola Co. (The)	7,100	435
Constellation Brands, Inc. Class A (Æ)	20,800	410
CVS Caremark Corp.	7,630	230
Hansen Natural Corp. (Æ)	3,300	169
Kimberly-Clark Corp.	5,900	374
Kraft Foods, Inc. Class A	10,400	336
Lorillard, Inc.	4,000	341
PepsiCo, Inc.	8,800	575
Procter & Gamble Co. (The)	13,300	845
Reynolds American, Inc.	7,100	461
Safeway, Inc. (Ñ)	52,500	1,202
Walgreen Co.	25,300	857

		6,695

Energy - 12.3%
Alpha Natural Resources, Inc. (Æ)(Ñ)	5,200	235
Chevron Corp.	42,642	3,523
ConocoPhillips	27,700	1,645
Consol Energy, Inc.	11,920	438
Devon Energy Corp.	10,350	673
El Paso Corp.	29,600	393
Exxon Mobil Corp.	9,900	658
Hess Corp.	10,000	630
Marathon Oil Corp.	46,200	1,643
Murphy Oil Corp.	6,200	404
National Oilwell Varco, Inc.	4,400	237
Newfield Exploration Co. (Æ)	8,700	519
Occidental Petroleum Corp.	7,480	588
Patterson-UTI Energy, Inc.	53,300	1,035

	Principal Amount ($) or Shares	Market Value $
Royal Dutch Shell PLC - ADR	8,400	545
Schlumberger, Ltd.	6,410	448
Statoil ASA - ADR	23,500	513
Whiting Petroleum Corp. (Æ)(Ñ)	5,650	567
Williams Cos., Inc. (The)	34,200	736

		15,430

Financial Services - 23.9%
ACE, Ltd.	4,000	238
Aflac, Inc.	7,000	391
Allstate Corp. (The)	48,200	1,470
Ameriprise Financial, Inc.	8,600	445
Bank of America Corp.	170,590	1,952
Bank of New York Mellon Corp. (The)	75,070	1,881
BB&T Corp.	25,500	597
CB Richard Ellis Group, Inc. Class A (Æ)	17,600	323
Chubb Corp.	5,650	328
CIT Group, Inc. (Æ)	10,680	463
Citigroup, Inc. (Æ)	149,000	621
Discover Financial Services	19,200	339
Federated Investors, Inc. Class B (Ñ)	14,900	371
Fifth Third Bancorp	29,800	374
Goldman Sachs Group, Inc. (The)	7,410	1,193
Hartford Financial Services Group, Inc. (Ñ)	44,200	1,060
Hudson City Bancorp, Inc.	25,800	301
Invesco, Ltd.	10,900	251
JPMorgan Chase & Co.	82,950	3,121
KeyCorp	105,500	864
Marsh & McLennan Cos., Inc.	20,300	507
Mastercard, Inc. Class A	1,270	305
Mercury General Corp.	8,800	374
MetLife, Inc.	24,600	992
Morgan Stanley	46,030	1,145
Northern Trust Corp.	13,200	655
People’s United Financial, Inc. (Ñ)	22,700	279
Plum Creek Timber Co., Inc. (Ñ)(ö)	11,900	438
PNC Financial Services Group, Inc.	17,000	916
Prudential Financial, Inc.	4,400	231
Regions Financial Corp.	16,000	101
Simon Property Group, Inc. (ö)	4,800	461
State Street Corp.	12,700	530
SunTrust Banks, Inc. (Ñ)	28,300	708
Travelers Cos., Inc. (The)	6,440	355
US Bancorp	21,550	521
Valley National Bancorp (Ñ)	23,970	320
Vornado Realty Trust (ö)	5,600	489
Wells Fargo & Co.	105,370	2,748
Wilmington Trust Corp. (Ñ)	14,300	102
XL Group PLC Class A (Ñ)	58,900	1,246

		30,006

Health Care - 11.6%
Abbott Laboratories	10,900	559
AmerisourceBergen Corp. Class A	19,300	634
Amgen, Inc. (Æ)	34,310	1,962
AstraZeneca PLC - ADR (Ñ)	3,000	151
Baxter International, Inc.	23,190	1,180

50	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Becton Dickinson and Co. (Ñ)	3,280	248
Biogen Idec, Inc. (Æ)	2,500	157
Community Health Systems, Inc. (Æ)(Ñ)	29,300	881
Gilead Sciences, Inc. (Æ)	5,700	226
Health Net, Inc. (Æ)	36,900	992
Humana, Inc. (Æ)	3,200	187
Johnson & Johnson	13,710	873
Laboratory Corp. of America Holdings (Æ)(Ñ)	4,210	342
McKesson Corp.	5,590	369
Medco Health Solutions, Inc. (Æ)	2,900	152
Medtronic, Inc.	21,400	754
Merck & Co., Inc.	12,500	454
Novartis AG - ADR (Ñ)	5,700	330
Pfizer, Inc.	100,900	1,756
Shire PLC - ADR	6,330	444
Teleflex, Inc. (Ñ)	5,100	284
Thermo Fisher Scientific, Inc. (Æ)	6,050	311
UnitedHealth Group, Inc.	38,100	1,374

		14,620

Materials and Processing - 6.9%
Agrium, Inc.	1,900	168
Alcoa, Inc. (Ñ)	71,600	940
Ball Corp.	6,300	405
Eastman Chemical Co. (Ñ)	4,600	361
EI du Pont de Nemours & Co.	22,900	1,083
Freeport-McMoRan Copper & Gold, Inc. Class B	5,500	521
Gold Fields, Ltd. - ADR	10,900	172
Huntsman Corp.	42,200	584
International Paper Co.	25,820	653
Nucor Corp.	26,800	1,024
Praxair, Inc. (Ñ)	5,460	499
Precision Castparts Corp.	4,030	550
Reliance Steel & Aluminum Co.	6,300	264
Sealed Air Corp. (Ñ)	24,200	560
Teck Resources, Ltd. Class B	7,320	328
Vulcan Materials Co. (Ñ)	14,900	544

		8,656

Producer Durables - 10.8%
AGCO Corp. (Æ)	7,000	297
Agilent Technologies, Inc. (Æ)	28,670	998
Automatic Data Processing, Inc.	12,500	555
Avery Dennison Corp.	20,277	737
Boeing Co. (The)	5,700	403
Canadian Pacific Railway, Ltd. (Ñ)	6,500	423
Carlisle Cos., Inc.	8,300	291
Caterpillar, Inc.	5,400	424
CSX Corp.	9,310	572
Cummins, Inc.	2,300	203
Eaton Corp.	2,200	195
General Dynamics Corp.	14,380	980
General Electric Co.	177,600	2,845
Harsco Corp.	15,800	366

	Principal Amount ($) or Shares	Market Value $
Honeywell International, Inc.	10,200	481
Ingersoll-Rand PLC (Ñ)	19,500	767
Lockheed Martin Corp.	6,200	442
Pentair, Inc. (Ñ)	4,600	151
Pitney Bowes, Inc. (Ñ)	20,900	459
Robert Half International, Inc. (Ñ)	13,400	363
Rockwell Automation, Inc.	5,200	324
Tidewater, Inc. (Ñ)	11,200	517
Waste Management, Inc. (Ñ)	9,000	321
Xerox Corp.	34,700	406

		13,520

Technology - 9.7%
Advanced Micro Devices, Inc. (Æ)	24,900	183
Apple, Inc. (Æ)	980	295
Applied Materials, Inc.	104,800	1,295
Atmel Corp. (Æ)	39,000	346
Cisco Systems, Inc. (Æ)	23,050	526
Computer Sciences Corp.	8,920	438
Diebold, Inc. (Ñ)	8,100	248
EMC Corp./Massachusetts (Æ)	14,000	294
Google, Inc. Class A (Æ)	750	460
Harris Corp.	6,000	271
Hewlett-Packard Co.	5,520	232
Intel Corp.	26,700	536
International Business Machines Corp.	5,980	859
Intuit, Inc. (Æ)	3,400	163
Microsoft Corp.	76,150	2,029
Motorola, Inc. (Æ)	64,000	522
National Semiconductor Corp.	46,200	633
Nokia OYJ - ADR (Ñ)	50,400	538
Oracle Corp.	18,110	532
QUALCOMM, Inc.	8,600	388
Research In Motion, Ltd. (Æ)	3,200	182
Skyworks Solutions, Inc. (Æ)(Ñ)	9,900	227
Symantec Corp. (Æ)	9,700	157
Texas Instruments, Inc.	29,200	863

		12,217

Utilities - 5.1%
American Water Works Co., Inc.	29,100	695
AT&T, Inc.	11,600	331
CenterPoint Energy, Inc.	20,100	333
Exelon Corp.	6,800	277
Frontier Communications Corp. (Ñ)	34,500	303
Great Plains Energy, Inc. (Ñ)	17,600	335
MDU Resources Group, Inc.	17,100	341
Mirant Corp. (Æ)(Ñ)	21,300	226
NextEra Energy, Inc.	9,800	539
NiSource, Inc. (Ñ)	11,500	199
Pepco Holdings, Inc. (Ñ)	15,200	293
PPL Corp.	8,400	226
Qwest Communications International, Inc. (Ñ)	99,200	655
Southern Co.	7,800	295
Veolia Environnement - ADR	10,400	306

Russell U.S. Value Fund	51

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Verizon Communications, Inc.	33,300		1,081

			6,435

Total Common Stocks (cost $105,453)			118,318

Short-Term Investments - 5.2%
Russell U.S. Cash Management Fund (£)	6,473,330	(¥)	6,473

Total Short-Term Investments (cost $6,473)			6,473

Other Securities - 10.1%
Russell U.S. Cash Collateral Fund (×)	8,840,924	(¥)	8,841
State Street Securities Lending Quality Trust (×)	3,818,429	(¥)	3,808

Total Other Securities (cost $12,660)			12,649

Total Investments - 109.5% (identified cost $124,586)			137,440

Other Assets and Liabilities, Net - (9.5%)			(11,891)

Net Assets - 100.0%			125,549

See accompanying notes which are an integral part of the financial statements.

52	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	91	USD	5,368	12/10	8
S&P 500 Index (CME)	5	USD	1,475	12/10	117

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					125

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$10,739	$—	$—	$10,739	8.6
Consumer Staples	6,695	—	—	6,695	5.3
Energy	15,430	—	—	15,430	12.3
Financial Services	30,006	—	—	30,006	23.9
Health Care	14,620	—	—	14,620	11.6
Materials and Processing	8,656	—	—	8,656	6.9
Producer Durables	13,520	—	—	13,520	10.8
Technology	12,217	—	—	12,217	9.7
Utilities	6,435	—	—	6,435	5.1
Short-Term Investments	—	6,473	—	6,473	5.2
Other Securities	—	12,649	—	12,649	10.1

Total Investments	118,318	19,122	—	137,440	109.5

Other Assets and Liabilities, Net					(9.5)

					100.0

Other Financial Instruments*
Futures Contracts	125	—	—	125	0.1

Total Other Financial Instruments	$125	$—	$—	$125

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	53

Russell Investment Company

Russell U.S. Value Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$125

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$568

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$304

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

54	Russell U.S. Value Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell U.S. Small & Mid Cap Fund - Class A ‡
	Total Return
1 Year	18.38%
5 Years	0.09	%§
10 Years	2.92	%§

Russell U.S. Small & Mid Cap Fund - Class C ‡‡
	Total Return
1 Year	24.60%
5 Years	0.94	%§
10 Years	3.35	%§

Russell U.S. Small & Mid Cap Fund - Class E
	Total Return
1 Year	25.71%
5 Years	1.32	%§
10 Years	3.55	%§

Russell U.S. Small & Mid Cap Fund - Class I
	Total Return
1 Year	26.03%
5 Years	1.55	%§
10 Years	3.77	%§

Russell U.S. Small & Mid Cap Fund - Class S ‡‡‡
	Total Return
1 Year	25.84%
5 Years	1.48	%§
10 Years	3.74	%§

Russell U.S. Small & Mid Cap Fund - Class Y
	Total Return
1 Year	26.08%
5 Years	1.61	%§
10 Years	3.86	%§

Russell 2500™ Index **
	Total Return
1 Year	27.76%
5 Years	3.78	%§
10 Years	5.80	%§

56	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell U.S. Small & Mid Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell U.S. Small & Mid Cap Fund Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 25.58%, 24.60%, 25.71%, 26.03%, 25.84%, and 26.08%, respectively. This is compared to the Russell 2500™ Index, which gained 27.76% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper Mid-Cap® Core Funds Average gained 23.95%, while the Lipper® Small-Cap Core Funds Average gained 24.47%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

A high degree of correlation among stock price movements resulted in a more difficult environment for active management. Price differentiation in the market was more prevalent at the higher and lower risk ends of the risk and growth spectrum and the returns of the Fund dragged when the “risk on” trade presided. In this environment, companies with significant economic sensitivity and often poor fundamentals in the form of high debt and low cash on the balance sheet, outperformed the market. This market environment was prevalent during the fiscal year and detracted from Fund performance as the funds were clearly positioned in stocks with stronger fundamentals. The fiscal year could be characterized as one driven more by macroeconomic forces than company specific data, which did not favor the multi-manager process of the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs eight money managers: three growth-oriented, one market-oriented and four value-oriented. There was an even split between managers outperforming and underperforming their respective benchmarks. This was reflective of the mixed conditions with managers benefiting from a moderation in investors’ appetite for riskier companies (those companies with significant levels of debt and negative earnings), but penalized by increased stock correlations. The elevated stock correlations were caused by investors’ focus on macro-related events such as European sovereign debt worries and ongoing weak US housing and employment data, rather than corporate earnings and company announcements. This made it a difficult market for active management.

While the US economic recovery was slower than many investors anticipated, which curtailed investors’ appetite for speculation, investors retained an overweight exposure to companies that were sensitive to the economic conditions. Consequently, managers across the style spectrum with exposure to either cyclical stocks or sectors, specifically the technology sector, fared better than those managers without such exposure.

DePrince, Race & Zollo, Inc., (“DePrince”) a yield-focused value manager, underperformed the Russell 2500™ Value Index for the fiscal year. DePrince faced several headwinds during the fiscal year that meaningfully impeded their ability to outperform their benchmark. First, their focus on sustainable dividend yield was not rewarded, as investors alternated between high-yield stocks and zero-yielding stocks. In addition, DePrince’s macro positioning created significant difficulties, as DePrince reduced its risk exposure in late 2009 and early 2010 in response to the duration and magnitude of the risk rally, which had started in March 2009, on the belief that the US would rebound strongly from the recession. However, this action was premature, as a high tolerance for risk continued to be rewarded during the fiscal year. As a result of this environment, stock selection detracted from performance, with selection in financial services representing the largest detractor. DePrince’s exposure to real estate investment trusts (“REITs”) and overweight exposure to regional banks also detracted from relative performance.

Tygh Capital Management, Inc. (“Tygh”), a quality-focused growth-oriented manager, underperformed the Russell 2500™Growth Index for the fiscal year. While investor preference for risk detracted from Tygh’s process, underperformance was driven mainly by weak stock selection. The largest detractors to relative performance were in the consumer discretionary sector, specifically in Tygh’s specialty retail and restaurants holdings. This negative selection was a function of both the companies held in the sector and Tygh’s underweight or lack of exposure to several larger index constituents that performed well during the period.

Next Century Growth Investors, LLC, (“Next Century”) a growth-oriented manager, significantly outperformed its

Russell U.S. Small & Mid Cap Fund	57

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

benchmark, the Russell 2500™ Growth Index, over the fiscal year. Next Century focuses on higher quality companies (defined by low debt and higher return on equity) with what it believes to be high, sustainable levels of earnings growth. This approach resulted in Next Century having a consistent bias to technology firms. This overweight was highly beneficial during the fiscal year, as investors sought out economically sensitive firms with higher earnings growth, which are predominantly found in the technology sector. In addition, Next Century’s investment strategy can also result in themes within the portfolio and Next Century’s current “Cloud Computing” theme (internet-based solutions) was a key contributor to performance during the fiscal year, with several holdings rewarded for better than expected earnings growth and positive earnings outlooks. These positive contributors were reflective of Next Century’s strong positive stock selection, which contributed to the Fund’s performance.

Signia Capital Management, LLC, (“Signia”) a value-oriented manager, outperformed its Russell 2500™ Value Index for the fiscal year. Signia’s preference for attractively priced, higher risk stocks within a broad theme was rewarded during the fiscal year, as investors continued to prefer economically sensitive, higher risk companies. The relatively small magnitude of Signia’s outperformance, however, was a reflection of a more muted preference for risk in the market as a whole. Signia’s stock selection drove performance, as several precious and industrial metal sector holdings accounted for much of its outperformance through the fiscal year on an improving global economic outlook and a weakening US Dollar.

Clarivest Asset Management, LLC, has a quantitative process that focuses on identifying companies with sustainable trends in earnings, price and analyst estimate revisions. This approach has faced a number of headwinds during the year due to the volatility of the market and US economic uncertainty. In addition, elevated stock correlations have created significant difficulties for quantitative processes that look to exploit stock differentiation, which has further undermined Clarivest’s ability to outperform their benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Clarivest Asset Management LLC	Market-Oriented
Delphi Management, Inc	Value
DePrince, Race & Zollo, Inc	Value
Jacobs Levy Equity Management, Inc	Value
Next Century Growth Investors, LLC	Growth
Ranger Investment Management, L.P	Growth
Signia Capital Management, LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

58	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$995.60	$1,019.00
Expenses Paid During Period*	$6.19	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$991.60	$1,015.22
Expenses Paid During Period*	$9.94	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$996.60	$1,019.51
Expenses Paid During Period*	$5.69	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$997.60	$1,020.67
Expenses Paid During Period*	$4.53	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Small & Mid Cap Fund	59

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$997.10	$1,020.27
Expenses Paid During Period*	$4.93	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$997.60	$1,021.12
Expenses Paid During Period*	$4.08	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

60	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.0%
Consumer Discretionary—13.7%
99 Cents Only Stores (Æ)	105,300	1,624
Aeropostale, Inc. (Æ)	66,000	1,609
Amerco, Inc. (Æ)	12,088	995
America’s Car-Mart, Inc. (Æ)(Ñ)	62,540	1,668
Arctic Cat, Inc. (Æ)	10,600	141
Asbury Automotive Group, Inc. (Æ)	75,687	1,091
Bebe Stores, Inc.	404,295	2,652
Big 5 Sporting Goods Corp. (Ñ)	7,500	101
BJ’s Restaurants, Inc. (Æ)(Ñ)	72,379	2,399
BJ’s Wholesale Club, Inc. (Æ)	59,600	2,487
Bob Evans Farms, Inc. (Ñ)	44,700	1,283
BorgWarner, Inc. (Æ)	47,620	2,672
Bridgepoint Education, Inc. (Æ)(Ñ)	68,371	974
Brown Shoe Co., Inc.	30,000	353
Buckle, Inc. (The) (Ñ)	51,500	1,498
Buffalo Wild Wings, Inc. (Æ)	18,738	881
Callaway Golf Co. (Ñ)	271,340	1,867
Chico’s FAS, Inc.	290,500	2,824
Childrens Place Retail Stores, Inc. (The) (Æ)	45,980	2,026
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	35,479	7,458
Christopher & Banks Corp. (Ñ)	245,803	1,465
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	20,500	244
Coinstar, Inc. (Æ)	29,605	1,705
Columbia Sportswear Co. (Ñ)	41,095	2,147
Corinthian Colleges, Inc. (Æ)(Ñ)	184,000	960
CROCS, Inc. (Æ)	233,426	3,252
Darden Restaurants, Inc.	39,200	1,792
Dick’s Sporting Goods, Inc. (Æ)	107,088	3,086
Dillard’s, Inc. Class A (Ñ)	88,369	2,254
Dollar Tree, Inc. (Æ)	79,100	4,059
Dress Barn, Inc. (The) (Æ)	84,879	1,947
Elizabeth Arden, Inc. (Æ)(Ñ)	17,334	354
Expedia, Inc.	186,610	5,402
Federal-Mogul Corp. (Æ)	100,211	1,987
Finish Line, Inc. (The) Class A	217,077	3,321
Flextronics International, Ltd. (Æ)	423,505	3,032
Foot Locker, Inc.	221,958	3,536
Fossil, Inc. (Æ)	39,400	2,324
Fred’s, Inc. Class A (Ñ)	141,490	1,695
Gentex Corp.	142,732	2,852
G-III Apparel Group, Ltd. (Æ)	56,410	1,489
Grand Canyon Education, Inc. (Æ)(Ñ)	48,644	915
Guess?, Inc.	102,853	4,003
Harman International Industries, Inc. (Æ)	46,700	1,567
Hasbro, Inc.	39,500	1,827
Helen of Troy, Ltd. (Æ)(Ñ)	59,000	1,513
hhgregg, Inc. (Æ)(Ñ)	149,519	3,445
Hillenbrand, Inc.	135,103	2,903
Hyatt Hotels Corp. Class A (Æ)	18,800	758
International Speedway Corp. Class A	9,500	217
John Wiley & Sons, Inc. Class A (Ñ)	33,000	1,424
Jones Group, Inc. (The)	61,000	882
JOS A Bank Clothiers, Inc. (Æ)(Ñ)	44,500	1,940

	Principal Amount ($) or Shares	Market Value $
Kenneth Cole Productions, Inc. Class A (Æ)	166,308	2,237
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	35,035	196
Lifetime Brands, Inc. (Æ)	8,000	103
LKQ Corp. (Æ)	239,816	5,214
Lululemon Athletica, Inc. (Æ)(Ñ)	66,703	2,956
Mediacom Communications Corp. Class A (Æ)(Ñ)	82,800	571
Men’s Wearhouse, Inc. (The)	47,800	1,168
MGM Resorts International (Æ)(Ñ)	288,870	3,157
Multimedia Games, Inc. (Æ)(Ñ)	12,300	48
NetFlix, Inc. (Æ)	27,530	4,776
NVR, Inc. (Æ)	2,455	1,540
OfficeMax, Inc. (Æ)	174,114	3,082
O’Reilly Automotive, Inc. (Æ)	52,436	3,068
Orient-Express Hotels, Ltd. Class A (Æ)(Ñ)	144,500	1,829
Panera Bread Co. Class A (Æ)(Ñ)	35,460	3,174
Perry Ellis International, Inc. (Æ)	5,100	115
PF Chang’s China Bistro, Inc. (Ñ)	112,574	5,169
Phillips-Van Heusen Corp.	30,200	1,852
Pool Corp.	91,000	1,833
Rent-A-Center, Inc. Class A (Ñ)	97,200	2,444
Ross Stores, Inc.	34,000	2,006
Ruby Tuesday, Inc. (Æ)	98,105	1,187
Rue21, Inc. (Æ)	110,237	2,935
Scholastic Corp.	32,000	942
Shoe Carnival, Inc. (Æ)(Ñ)	7,000	160
Stage Stores, Inc. (Ñ)	11,600	155
Standard Motor Products, Inc.	132,000	1,403
Stanley Black & Decker, Inc.	23,700	1,469
Stein Mart, Inc. (Æ)	11,800	111
Steven Madden, Ltd. (Æ)(Ñ)	144,278	6,103
Stewart Enterprises, Inc. Class A (Ñ)	443,900	2,468
Superior Industries International, Inc.	226,666	4,069
Tempur-Pedic International, Inc. (Æ)(Ñ)	79,160	2,731
Thor Industries, Inc.	52,300	1,647
True Religion Apparel, Inc. (Æ)(Ñ)	72,500	1,483
Under Armour, Inc. Class A (Æ)(Ñ)	43,800	2,045
Urban Outfitters, Inc. (Æ)(Ñ)	39,940	1,229
VF Corp.	21,000	1,748
WABCO Holdings, Inc. (Æ)	65,744	3,052
Warnaco Group, Inc. (The) (Æ)(Ñ)	55,415	2,943
WESCO International, Inc. (Æ)(Ñ)	55,600	2,381
Whirlpool Corp.	16,500	1,251
WMS Industries, Inc. (Æ)	50,327	2,196
Wolverine World Wide, Inc. (Ñ)	109,820	3,198
Wyndham Worldwide Corp.	120,100	3,453

		203,797

Consumer Staples - 2.9%
Alliance One International, Inc. (Æ)(Ñ)	141,595	626
Andersons, Inc. (The) (Ñ)	47,440	1,868
Cal-Maine Foods, Inc. (Ñ)	38,286	1,109
Chiquita Brands International, Inc. (Æ)(Ñ)	22,900	304
Constellation Brands, Inc. Class A (Æ)	252,800	4,988
Corn Products International, Inc.	144,400	6,144
Dean Foods Co. (Æ)	91,100	947

Russell U.S. Small & Mid Cap Fund	61

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Del Monte Foods Co.	35,100	503
Energizer Holdings, Inc. (Æ)	36,600	2,737
Fresh Del Monte Produce, Inc. (Ñ)	103,900	2,299
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	159,610	5,266
Hansen Natural Corp. (Æ)	61,400	3,144
Lance, Inc.	172,500	3,923
Nash Finch Co. (Ñ)	19,700	825
Sanderson Farms, Inc.	29,025	1,219
Spartan Stores, Inc.	22,500	336
Tootsie Roll Industries, Inc.	69,490	1,824
TreeHouse Foods, Inc. (Æ)(Ñ)	45,610	2,130
Tyson Foods, Inc. Class A	173,952	2,705

		42,897

Energy - 5.2%
Alpha Natural Resources, Inc. (Æ)	80,347	3,629
Berry Petroleum Co. Class A (Ñ)	81,300	2,781
Bill Barrett Corp. (Æ)(Ñ)	44,473	1,679
Bolt Technology Corp. (Æ)(Ñ)	107,553	1,195
Cloud Peak Energy, Inc. (Æ)	56,400	980
Comstock Resources, Inc. (Æ)(Ñ)	136,197	3,044
Core Laboratories NV (Ñ)	43,266	3,365
Dawson Geophysical Co. (Æ)(Ñ)	8,403	209
Dril-Quip, Inc. (Æ)	58,690	4,055
Exterran Holdings, Inc. (Æ)(Ñ)	87,211	2,195
Forest Oil Corp. (Æ)	93,810	2,883
Global Industries, Ltd. (Æ)	74,855	433
Gulf Island Fabrication, Inc.	16,500	377
Helix Energy Solutions Group, Inc. (Æ)	160,790	2,040
Helmerich & Payne, Inc.	85,039	3,638
Newfield Exploration Co. (Æ)	30,000	1,789
Oceaneering International, Inc. (Æ)	29,990	1,855
Oil States International, Inc. (Æ)	49,000	2,505
Parker Drilling Co. (Æ)	13,900	59
Patterson-UTI Energy, Inc. (Ñ)	294,578	5,718
Penn Virginia Corp. (Ñ)	210,300	3,117
Petroleum Development Corp. (Æ)	85,967	2,683
Pioneer Natural Resources Co.	22,500	1,571
Precision Drilling Corp. (Æ)(Ñ)	248,598	1,939
Rosetta Resources, Inc. (Æ)	176,210	4,213
Rowan Cos., Inc. (Æ)	101,835	3,350
Sunoco, Inc.	58,817	2,204
Tesoro Corp.	122,300	1,585
Tetra Technologies, Inc. (Æ)	141,721	1,383
Thompson Creek Metals Co., Inc. (Æ)(Ñ)	136,225	1,640
Unit Corp. (Æ)	65,538	2,571
USEC, Inc. (Æ)	114,100	613
Walter Energy, Inc. Class A	34,142	3,003
Whiting Petroleum Corp. (Æ)	19,800	1,989
World Fuel Services Corp.	45,700	1,290

		77,580

Financial Services - 14.8%
Advance America Cash Advance Centers, Inc.	18,600	93
Affiliated Managers Group, Inc. (Æ)	112,150	9,601

	Principal Amount ($) or Shares	Market Value $
Allied World Assurance Co. Holdings, Ltd.	11,600	664
American Capital Agency Corp. (ö)	125,700	3,610
American Equity Investment Life Holding Co. (Ñ)	272,651	2,958
American Financial Group, Inc.	58,000	1,774
American National Insurance Co.	3,680	289
American Safety Insurance Holdings, Ltd. (Æ)(Ñ)	4,300	80
Ameriprise Financial, Inc.	47,116	2,435
Amtrust Financial Services, Inc.	18,030	270
Apollo Commercial Real Estate Finance, Inc. (ö)	9,235	150
Arch Capital Group, Ltd. (Æ)	20,000	1,728
Ares Capital Corp.	319,919	5,355
Argo Group International Holdings, Ltd.	23,200	805
Artio Global Investors, Inc. Class A (Ñ)	97,534	1,519
Aspen Insurance Holdings, Ltd.	69,700	1,977
Axis Capital Holdings, Ltd.	32,500	1,105
BancorpSouth, Inc.	134,100	1,769
BioMed Realty Trust, Inc. (ö)	119,801	2,198
BOK Financial Corp. (Ñ)	72,623	3,357
Boston Private Financial Holdings, Inc. (Ñ)	310,728	1,774
Boston Properties, Inc. (ö)	12,500	1,077
Brandywine Realty Trust (ö)	36,700	439
BRE Properties, Inc. Class A (Ñ)(ö)	8,200	352
Broadridge Financial Solutions, Inc.	15,100	332
Brookline Bancorp, Inc. (Ñ)	246,627	2,402
Calamos Asset Management, Inc. Class A (Ñ)	12,800	154
Camden Property Trust (ö)	25,709	1,275
Chesapeake Lodging Trust (ö)	6,590	119
Chimera Investment Corp. (ö)	409,842	1,680
City National Corp. (Ñ)	29,000	1,496
CNA Surety Corp. (Æ)(Ñ)	90,500	1,742
Colonial Properties Trust (Ñ)(ö)	307,463	5,513
Commerce Bancshares, Inc.	3,500	129
CommonWealth REIT (ö)	56,803	1,446
Community Bank System, Inc. (Ñ)	82,400	1,926
Community Trust Bancorp, Inc. (Ñ)	8,000	219
CoreLogic, Inc. (Æ)	74,400	1,307
Cousins Properties, Inc. (Ñ)(ö)	83,573	619
CVB Financial Corp.	48,422	369
Cypress Sharpridge Investments, Inc. (Ñ)(ö)	67,964	886
DiamondRock Hospitality Co. (ö)	212,581	2,249
Dime Community Bancshares, Inc. (Ñ)	87,900	1,283
Duff & Phelps Corp. Class A	245,935	3,428
Dynex Capital, Inc. (Ñ)(ö)	106,400	1,130
East West Bancorp, Inc.	52,600	927
Endurance Specialty Holdings, Ltd.	43,200	1,789
Equifax, Inc.	52,500	1,739
Equity One, Inc. (Ñ)(ö)	39,200	733
Ezcorp, Inc. Class A (Æ)(Ñ)	148,418	3,188
FBL Financial Group, Inc. Class A	9,600	251
Federal Realty Investment Trust (ö)	14,700	1,205
Fidelity National Financial, Inc. Class A	128,640	1,723
First Financial Bancorp	68,600	1,155
First Potomac Realty Trust (ö)	91,456	1,507
FirstMerit Corp. (Ñ)	139,800	2,402

62	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Flagstone Reinsurance Holdings SA	130,700	1,425
Flushing Financial Corp. (Ñ)	13,100	172
Franklin Street Properties Corp. (Ñ)(ö)	196,665	2,626
Fulton Financial Corp. (Ñ)	161,300	1,507
Glacier Bancorp, Inc. (Ñ)	96,564	1,255
Glimcher Realty Trust (ö)	31,143	234
Global Cash Access Holdings, Inc. (Æ)	12,200	44
Global Indemnity PLC Class A (Æ)	2,800	47
Greenhill & Co., Inc.	41,790	3,246
Hallmark Financial Services (Æ)	1,300	12
Hancock Holding Co. (Ñ)	96,571	3,034
Hatteras Financial Corp. (ö)	62,700	1,836
HCC Insurance Holdings, Inc.	71,000	1,880
Hercules Technology Growth Capital, Inc. (Ñ)	22,000	224
Higher One Holdings, Inc. (Æ)	56,033	978
Horace Mann Educators Corp. (Ñ)	41,200	770
Hospitality Properties Trust (ö)	122,651	2,798
Infinity Property & Casualty Corp. (Ñ)	5,600	290
IntercontinentalExchange, Inc. (Æ)	24,806	2,850
Invesco Mortgage Capital, Inc. (ö)	151,500	3,271
Investment Technology Group, Inc. (Æ)	7,700	110
Jones Lang LaSalle, Inc.	27,500	2,147
Knight Capital Group, Inc. Class A (Æ)(Ñ)	173,777	2,264
LaSalle Hotel Properties (Ñ)(ö)	92,826	2,199
Lazard, Ltd. Class A	190,974	7,047
Mack-Cali Realty Corp. (ö)	44,500	1,494
Maiden Holdings, Ltd.	16,600	127
MarketAxess Holdings, Inc.	90,055	1,636
MCG Capital Corp.	51,200	324
Meadowbrook Insurance Group, Inc.	40,900	353
Medical Properties Trust, Inc. (ö)	164,800	1,844
MFA Financial, Inc. (ö)	230,400	1,823
Montpelier Re Holdings, Ltd. (Ñ)	89,700	1,643
MSCI, Inc. Class A (Æ)	79,572	2,853
Nelnet, Inc. Class A	52,900	1,189
NewAlliance Bancshares, Inc.	80,600	1,039
Northwest Bancshares, Inc.	21,700	246
Och-Ziff Capital Management Group LLC Class A	180,187	2,661
Old National Bancorp (Ñ)	159,400	1,508
Omega Healthcare Investors, Inc. (ö)	79,500	1,829
OneBeacon Insurance Group, Ltd. Class A	18,444	260
Oritani Financial Corp.	111,200	1,180
Parkway Properties, Inc. (Ñ)(ö)	16,203	252
PennantPark Investment Corp. (Ñ)	244,990	2,724
Piper Jaffray Cos. (Æ)(Ñ)	69,981	2,167
Platinum Underwriters Holdings, Ltd. (Ñ)	57,400	2,471
Popular, Inc. (Æ)	387,115	1,057
Portfolio Recovery Associates, Inc. (Æ)	21,487	1,441
Prosperity Bancshares, Inc. (Ñ)	113,100	3,516
Protective Life Corp.	60,971	1,462
Provident Financial Services, Inc. (Ñ)	22,700	287
Provident New York Bancorp (Ñ)	1,000	9
PS Business Parks, Inc. (ö)	14,500	859
Raymond James Financial, Inc.	92,108	2,599
Reinsurance Group of America, Inc. Class A	29,000	1,452

	Principal Amount ($) or Shares	Market Value $
Resource Capital Corp. (Ñ)(ö)	267,820	1,695
Selective Insurance Group, Inc. (Ñ)	166,277	2,813
Signature Bank NY (Æ)	59,100	2,496
SL Green Realty Corp. (ö)	22,500	1,479
Southwest Bancorp, Inc.	12,200	121
Sovran Self Storage, Inc. (ö)	56,900	2,223
StanCorp Financial Group, Inc.	32,400	1,390
StellarOne Corp. (Ñ)	172,727	2,207
Sterling Bancorp	71,703	673
Sterling Bancshares, Inc. (Ñ)	297,100	1,601
SVB Financial Group (Æ)(Ñ)	34,420	1,492
SWS Group, Inc.	15,600	107
Symetra Financial Corp.	218,000	2,409
Taubman Centers, Inc. (ö)	36,500	1,694
Territorial Bancorp, Inc.	2,500	42
Texas Capital Bancshares, Inc. (Æ)(Ñ)	111,500	2,024
TICC Capital Corp.	1,200	12
Transatlantic Holdings, Inc.	38,000	1,999
Trustmark Corp. (Ñ)	140,571	3,105
UMB Financial Corp. (Ñ)	70,208	2,602
United Financial Bancorp, Inc. (Ñ)	9,100	123
Unitrin, Inc.	26,972	655
Unum Group	75,500	1,693
Washington Federal, Inc.	231,762	3,483
Webster Financial Corp. (Ñ)	46,500	796
Wesco Financial Corp.	4,200	1,526
White Mountains Insurance Group, Ltd.	2,029	648
Whitney Holding Corp. (Ñ)	184,342	1,526
Willis Group Holdings PLC	52,500	1,670

		220,577

Health Care - 10.9%
Accretive Health, Inc. (Æ)	82,439	889
Albany Molecular Research, Inc. (Æ)(Ñ)	227,328	1,455
Alexion Pharmaceuticals, Inc. (Æ)	43,698	2,985
Allscripts Healthcare Solutions, Inc. (Æ)	194,511	3,713
Amedisys, Inc. (Æ)(Ñ)	61,545	1,567
Analogic Corp. (Ñ)	70,663	3,224
Angiodynamics, Inc. (Æ)	15,300	218
Brookdale Senior Living, Inc. Class A (Æ)(Ñ)	179,723	3,375
Catalyst Health Solutions, Inc. (Æ)	186,259	7,050
Centene Corp. (Æ)	60,500	1,350
Cephalon, Inc. (Æ)(Ñ)	26,000	1,727
CONMED Corp. (Æ)	78,817	1,735
Cooper Cos., Inc. (The) (Ñ)	64,354	3,175
Coventry Health Care, Inc. (Æ)	96,600	2,262
Cross Country Healthcare, Inc. (Æ)(Ñ)	14,400	105
Cynosure, Inc. Class A (Æ)(Ñ)	127,906	1,302
Emergency Medical Services Corp. Class A (Æ)	98,491	5,356
Endo Pharmaceuticals Holdings, Inc. (Æ)	130,600	4,798
Ensign Group, Inc. (The)	22,800	428
Five Star Quality Care, Inc. (Æ)	19,887	108
Gentiva Health Services, Inc. (Æ)	66,625	1,551
Greatbatch, Inc. (Æ)(Ñ)	92,893	2,020
Harvard Bioscience, Inc. (Æ)	375,672	1,480

Russell U.S. Small & Mid Cap Fund	63

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Health Management Associates, Inc. Class A (Æ)	505,599	4,050
Health Net, Inc. (Æ)	176,000	4,733
Healthsouth Corp. (Æ)(Ñ)	103,011	1,863
Healthspring, Inc. (Æ)	111,315	3,249
Healthways, Inc. (Æ)	14,600	153
Hill-Rom Holdings, Inc.	33,700	1,306
HMS Holdings Corp. (Æ)	108,892	6,545
Hologic, Inc. (Æ)	97,600	1,564
Humana, Inc. (Æ)	60,300	3,515
IDEXX Laboratories, Inc. (Æ)(Ñ)	51,639	3,096
Illumina, Inc. (Æ)(Ñ)	183,976	9,992
Impax Laboratories, Inc. (Æ)	60,300	1,136
Invacare Corp.	28,500	769
Kindred Healthcare, Inc. (Æ)	111,524	1,530
Kinetic Concepts, Inc. (Æ)	200	8
LifePoint Hospitals, Inc. (Æ)	28,800	977
Magellan Health Services, Inc. (Æ)	52,400	2,515
Medicines Co. (The) (Æ)	58,973	753
Mednax, Inc. (Æ)	51,803	3,067
Meridian Bioscience, Inc. (Ñ)	98,800	2,262
Molina Healthcare, Inc. (Æ)(Ñ)	67,500	1,750
NuVasive, Inc. (Æ)(Ñ)	36,133	947
Palomar Medical Technologies, Inc. (Æ)(Ñ)	3,042	32
Par Pharmaceutical Cos., Inc. (Æ)	147,200	4,785
Patterson Cos., Inc.	45,880	1,269
PerkinElmer, Inc.	78,740	1,846
Perrigo Co.	41,850	2,757
Quality Systems, Inc.	25,260	1,623
Salix Pharmaceuticals, Ltd. (Æ)(Ñ)	170,333	6,444
Sun Healthcare Group, Inc. (Æ)(ö)	53,100	505
SuperGen, Inc. (Æ)	11,000	31
SurModics, Inc. (Æ)	3,701	44
SXC Health Solutions Corp. (Æ)	251,240	9,788
Symmetry Medical, Inc. (Æ)(Ñ)	110,599	979
Techne Corp. (Ñ)	29,304	1,785
TomoTherapy, Inc. (Æ)	17,900	68
Triple-S Management Corp. Class B (Æ)	11,300	191
United Therapeutics Corp. (Æ)	83,921	5,035
Universal American Corp. (Ñ)	45,900	738
Viropharma, Inc. (Æ)	155,800	2,549
Volcano Corp. (Æ)	60,355	1,474
Warner Chilcott PLC Class A	65,000	1,563
Watson Pharmaceuticals, Inc. Class B (Æ)	80,400	3,751
WebMD Health Corp. Class A (Æ)(Ñ)	39,192	2,049
West Pharmaceutical Services, Inc. (Ñ)	116,100	4,144
Zoll Medical Corp. (Æ)	49,480	1,610

		162,713

Materials and Processing - 8.1%
A Schulman, Inc. (Ñ)	162,000	3,515
Aceto Corp.	4,099	30
Agrium, Inc.	21,000	1,859
Albemarle Corp.	85,500	4,286
Allegheny Technologies, Inc. (Ñ)	34,736	1,830
Apogee Enterprises, Inc.	21,200	222
Arch Chemicals, Inc.	44,400	1,577

	Principal Amount ($) or Shares	Market Value $
Ashland, Inc.	117,100	6,046
Ball Corp.	31,500	2,027
Belden, Inc.	63,200	1,763
Boise, Inc. (Æ)	35,700	259
Brush Engineered Materials, Inc. (Æ)	57,990	1,922
Buckeye Technologies, Inc.	31,800	574
Cabot Corp.	99,664	3,391
Clearwater Paper Corp. (Æ)	1,700	137
Comfort Systems USA, Inc.	80,200	918
Commercial Metals Co.	166,900	2,317
Cytec Industries, Inc.	109,097	5,402
Domtar Corp.	14,300	1,135
Fastenal Co. (Ñ)	51,357	2,644
Ferro Corp. (Æ)	202,649	2,780
Fushi Copperweld, Inc. (Æ)(Ñ)	164,689	1,532
Graphic Packaging Holding Co. (Æ)	20,000	73
Griffon Corp. (Æ)(Ñ)	27,100	320
HB Fuller Co. (Ñ)	130,900	2,702
Horsehead Holding Corp. (Æ)(Ñ)	152,513	1,667
Huntsman Corp.	133,500	1,849
Interline Brands, Inc. (Æ)(Ñ)	77,800	1,563
Kaiser Aluminum Corp. (Ñ)	80,355	3,615
KapStone Paper and Packaging Corp. (Æ)	294,791	3,773
Koppers Holdings, Inc. (Ñ)	91,150	2,541
Kraton Performance Polymers, Inc. (Æ)	129,080	4,190
MeadWestvaco Corp.	18,100	466
Methanex Corp.	64,000	1,777
Minerals Technologies, Inc. (Ñ)	43,600	2,558
Mueller Water Products, Inc. Class A (Ñ)	438,300	1,324
Neenah Paper, Inc.	2,800	43
OM Group, Inc. (Æ)	107,594	3,580
Owens Corning (Æ)	30,900	836
Packaging Corp. of America	77,100	1,884
Pan American Silver Corp.	46,201	1,475
PH Glatfelter Co. (Ñ)	10,100	126
PolyOne Corp. (Æ)	76,500	988
Polypore International, Inc. (Æ)	46,471	1,546
Reliance Steel & Aluminum Co.	47,700	1,996
RPM International, Inc.	140,228	2,904
RTI International Metals, Inc. (Æ)	116,664	3,628
Scotts Miracle-Gro Co. (The) Class A	58,024	3,098
Sensient Technologies Corp. (Ñ)	34,800	1,124
Timken Co.	76,100	3,152
Titanium Metals Corp. (Æ)	181,647	3,571
TPC Group, Inc. (Æ)	101,960	2,799
Universal Forest Products, Inc.	82,200	2,478
Universal Stainless & Alloy (Æ)	51,001	1,476
Valspar Corp. (Ñ)	76,900	2,469
Watsco, Inc. (Ñ)	44,053	2,466
Westlake Chemical Corp.	29,800	952
WR Grace & Co. (Æ)(Ñ)	89,403	2,866

		120,041

Producer Durables - 19.1%
AAR Corp. (Æ)	28,300	624
ABM Industries, Inc. (Ñ)	76,115	1,716
ACCO Brands Corp. (Æ)	12,700	79

64	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Actuant Corp. Class A	130,889	2,941
Advanced Battery Technologies, Inc. (Æ)(Ñ)	23,800	94
Aecom Technology Corp. (Æ)	18,900	501
AGCO Corp. (Æ)	82,185	3,490
Aircastle, Ltd.	57,100	526
Alaska Air Group, Inc. (Æ)	76,500	4,039
Albany International Corp. Class A (Ñ)	17,300	353
Alexander & Baldwin, Inc.	97,049	3,341
Ametek, Inc.	21,490	1,162
AO Smith Corp.	23,300	1,306
Applied Industrial Technologies, Inc.	113,300	3,445
Astec Industries, Inc. (Æ)(Ñ)	58,924	1,737
Avery Dennison Corp.	9,900	360
Barnes Group, Inc. (Ñ)	145,300	2,643
BE Aerospace, Inc. (Æ)	194,916	7,165
Brady Corp. Class A	99,800	3,069
Briggs & Stratton Corp. (Ñ)	191,900	3,377
Brink’s Co. (The)	57,591	1,359
Bristow Group, Inc. (Æ)(Ñ)	62,878	2,438
Bucyrus International, Inc. Class A	43,620	2,973
CAI International, Inc. (Æ)	52,500	866
Carlisle Cos., Inc.	89,200	3,128
Celadon Group, Inc. (Æ)	7,400	96
Ceradyne, Inc. (Æ)(Ñ)	81,282	1,935
Chart Industries, Inc. (Æ)(Ñ)	96,224	2,242
Chicago Bridge & Iron Co. NV (Æ)	133,180	3,358
Compass Diversified Holdings (Ñ)	94,500	1,609
Consolidated Graphics, Inc. (Æ)(Ñ)	9,524	443
Convergys Corp. (Æ)	21,605	245
Con-way, Inc.	66,800	2,205
Copart, Inc. (Æ)	107,193	3,630
Corporate Executive Board Co. (The) (Ñ)	53,800	1,681
Crane Co.	41,700	1,595
Cubic Corp. (Ñ)	13,900	606
Curtiss-Wright Corp. (Ñ)	128,500	3,968
DHT Holdings, Inc.	17,000	73
Dover Corp.	26,000	1,381
Ducommun, Inc. (Ñ)	44,500	955
Dycom Industries, Inc. (Æ)(Ñ)	16,100	172
Electro Rent Corp. (Ñ)	105,422	1,567
Electronics for Imaging, Inc. (Æ)(Ñ)	28,317	388
EMCOR Group, Inc. (Æ)	53,900	1,393
EnerSys (Æ)	128,760	3,394
Ennis, Inc. (Ñ)	97,203	1,754
EnPro Industries, Inc. (Æ)(Ñ)	48,712	1,712
Esterline Technologies Corp. (Æ)(Ñ)	65,800	3,977
ExlService Holdings, Inc. (Æ)(Ñ)	86,285	1,644
Flowserve Corp.	4,700	470
Forward Air Corp.	50,500	1,357
G&K Services, Inc. Class A (Ñ)	111,030	2,745
General Cable Corp. (Æ)(Ñ)	59,500	1,662
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	96,139	4,445
GrafTech International, Ltd. (Æ)(Ñ)	168,137	2,769
Granite Construction, Inc. (Ñ)	109,400	2,645
Great Lakes Dredge & Dock Corp.	23,200	144
Greenbrier Cos., Inc. (Æ)	59,700	1,087
Harsco Corp.	118,932	2,757

	Principal Amount ($) or Shares	Market Value $
HUB Group, Inc. Class A (Æ)(Ñ)	56,933	1,849
Insituform Technologies, Inc. Class A (Æ)(Ñ)	57,804	1,249
JB Hunt Transport Services, Inc.	229,523	8,254
Joy Global, Inc.	140,031	9,935
Kansas City Southern (Æ)	134,530	5,895
KBR, Inc.	234,623	5,959
Kelly Services, Inc. Class A (Æ)(Ñ)	17,100	254
Kennametal, Inc. (Ñ)	157,386	5,373
Knight Transportation, Inc. (Ñ)	191,424	3,421
Knightsbridge Tankers, Ltd. (Ñ)	70,000	1,521
Landstar System, Inc.	33,597	1,264
Layne Christensen Co. (Æ)	98,365	2,748
Lexmark International, Inc. Class A (Æ)	55,500	2,111
Littelfuse, Inc.	19,400	823
LMI Aerospace, Inc. (Æ)	28,700	469
M&F Worldwide Corp. (Æ)	26,200	704
Manpower, Inc.	51,064	2,795
MAXIMUS, Inc.	26,070	1,581
McDermott International, Inc. (Æ)	408,379	6,301
Michael Baker Corp. (Æ)	1,800	59
Miller Industries, Inc.	1,000	13
Monster Worldwide, Inc. (Æ)(Ñ)	116,455	2,103
Moog, Inc. Class A (Æ)	10,600	399
MSC Industrial Direct Co. Class A	63,839	3,635
NACCO Industries, Inc. Class A (Ñ)	4,798	476
Nalco Holding Co.	106,804	3,010
National Instruments Corp.	58,241	2,026
Ness Technologies, Inc. (Æ)	25,300	122
On Assignment, Inc. (Æ)	4,700	27
Oshkosh Corp. (Æ)	100,900	2,978
OSI Systems, Inc. (Æ)(Ñ)	70,379	2,534
PHI, Inc. (Æ)(Ñ)	44,151	771
Powell Industries, Inc. (Æ)	1,700	52
Regal-Beloit Corp.	22,469	1,297
Resources Connection, Inc. (Ñ)	177,000	2,866
Robbins & Myers, Inc. (Ñ)	161,914	4,700
Robert Half International, Inc. (Ñ)	103,833	2,815
Roper Industries, Inc. (Ñ)	90,756	6,301
RR Donnelley & Sons Co.	80,600	1,487
Ryder System, Inc.	75,300	3,294
Safe Bulkers, Inc.	157,020	1,327
Saia, Inc. (Æ)	9,279	134
Sensata Technologies Holding NV (Æ)	134,559	3,115
SFN Group, Inc. (Æ)	38,500	292
Shaw Group, Inc. (The) (Æ)	25,900	792
Sims Metal Management, Ltd. - ADR	118,838	1,895
Skywest, Inc. (Ñ)	282,000	4,275
Southwest Airlines Co.	140,306	1,931
Spirit Aerosystems Holdings, Inc. Class A (Æ)	52,000	1,125
StealthGas, Inc. (Æ)	193,809	928
Steelcase, Inc. Class A (Ñ)	268,500	2,258
TAL International Group, Inc. (Ñ)	61,200	1,715
Teekay Corp. (Ñ)	33,200	1,056
Teledyne Technologies, Inc. (Æ)	63,000	2,619
Textainer Group Holdings, Ltd. (Ñ)	89,578	2,327

Russell U.S. Small & Mid Cap Fund	65

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tidewater, Inc. (Ñ)	49,370	2,277
TransDigm Group, Inc. (Æ)	47,162	3,125
Trimble Navigation, Ltd. (Æ)	98,925	3,546
Trinity Industries, Inc. (Ñ)	67,200	1,527
Triumph Group, Inc. (Ñ)	77,340	6,465
Tsakos Energy Navigation, Ltd.	248,677	2,571
Tutor Perini Corp. (Æ)	53,600	1,244
Unifirst Corp. (Ñ)	9,200	424
Unisys Corp. (Æ)(Ñ)	15,500	357
URS Corp. (Æ)	136,122	5,299
UTi Worldwide, Inc.	149,800	2,879
VSE Corp. (Ñ)	9,197	324
Wabtec Corp.	78,403	3,672
Watts Water Technologies, Inc. Class A (Ñ)	26,900	946
Werner Enterprises, Inc. (Ñ)	56,700	1,209
Woodward Governor Co. (Ñ)	105,984	3,322

		283,283

Technology - 17.4%
Acme Packet, Inc. (Æ)	86,305	3,413
Adtran, Inc. (Ñ)	124,793	4,027
Amdocs, Ltd. (Æ)	92,500	2,838
Amkor Technology, Inc. (Æ)(Ñ)	129,200	932
Amphenol Corp. Class A	159,513	7,996
Anadigics, Inc. (Æ)	18,800	127
Ansys, Inc. (Æ)	209,840	9,495
Applied Signal Technology, Inc.	9,200	309
Ariba, Inc. (Æ)(Ñ)	122,570	2,302
Arris Group, Inc. (Æ)	44,400	413
Arrow Electronics, Inc. (Æ)	64,000	1,895
Aruba Networks, Inc. (Æ)(Ñ)	201,158	4,407
Atheros Communications, Inc. (Æ)(Ñ)	59,915	1,860
Atmel Corp. (Æ)	404,403	3,583
Aviat Networks, Inc. (Æ)(Ñ)	38,745	176
Avnet, Inc. (Æ)	61,000	1,817
AVX Corp.	107,900	1,547
Axcelis Technologies, Inc. (Æ)	42,900	92
Benchmark Electronics, Inc. (Æ)	50,800	835
Black Box Corp. (Ñ)	17,800	591
Brocade Communications Systems, Inc. (Æ)	69,200	437
Check Point Software Technologies, Ltd. (Æ)	45,700	1,954
Ciber, Inc. (Æ)(Ñ)	49,500	182
Cogo Group, Inc. (Æ)	4,900	37
Coherent, Inc. (Æ)(Ñ)	77,868	3,267
Cohu, Inc.	144,680	2,076
comScore, Inc. (Æ)	76,760	1,805
Concur Technologies, Inc. (Æ)(Ñ)	173,201	8,941
CPI International, Inc. (Æ)	1,200	17
CSG Systems International, Inc. (Æ)	107,388	2,088
Cypress Semiconductor Corp. (Æ)	424,651	5,988
Digi International, Inc. (Æ)(Ñ)	4,500	43
Dolby Laboratories, Inc. Class A (Æ)	32,450	2,001
DSP Group, Inc. (Æ)	6,358	46
Earthlink, Inc.(Ñ)	421,400	3,788
Electro Scientific Industries, Inc. (Æ)	241,696	2,808
Emulex Corp. (Æ)	116,537	1,328
Entegris, Inc. (Æ)	274,000	1,638

	Principal Amount ($) or Shares	Market Value $
Epicor Software Corp. (Æ)	2,600	24
Equinix, Inc. (Æ)	102,707	8,652
Extreme Networks (Æ)	75,400	241
F5 Networks, Inc. (Æ)	58,716	6,911
Fairchild Semiconductor International, Inc. Class A (Æ)	56,500	637
FEI Co. (Æ)(Ñ)	4,300	94
Fortinet, Inc. (Æ)	134,485	4,035
Hittite Microwave Corp. (Æ)(Ñ)	154,837	8,000
IAC/InterActiveCorp (Æ)	66,841	1,865
iGate Corp. (Ñ)	83,952	1,716
Imation Corp. (Æ)(Ñ)	24,400	238
Informatica Corp. (Æ)	143,350	5,833
Infospace, Inc. (Æ)(Ñ)	19,451	164
Ingram Micro, Inc. Class A (Æ)	103,400	1,826
Insight Enterprises, Inc. (Æ)(Ñ)	6,900	104
Integrated Device Technology, Inc. (Æ)	126,000	742
Internap Network Services Corp. (Æ)	90,512	453
International Rectifier Corp. (Æ)	128,833	2,993
Intersil Corp. Class A (Ñ)	358,500	4,693
Intevac, Inc. (Æ)(Ñ)	11,062	112
Kulicke & Soffa Industries, Inc. (Æ)(Ñ)	84,500	526
Lam Research Corp. (Æ)	115,306	5,280
Lattice Semiconductor Corp. (Æ)	358,298	1,741
Lawson Software, Inc. (Æ)	195,361	1,739
LSI Corp. (Æ)	353,800	1,854
MEMC Electronic Materials, Inc. (Æ)(Ñ)	127,168	1,630
Methode Electronics, Inc. (Ñ)	182,860	1,699
MICROS Systems, Inc. (Æ)	123,637	5,612
Microsemi Corp. (Æ)	184,338	3,687
MIPS Technologies, Inc. Class A (Æ)(Ñ)	177,670	2,612
MKS Instruments, Inc. (Æ)	131,292	2,711
Molex, Inc. (Ñ)	91,838	1,864
Multi-Fineline Electronix, Inc. (Æ)(Ñ)	5,200	127
Netlogic Microsystems, Inc. (Æ)	105,790	3,180
Newport Corp. (Æ)	22,000	320
NICE Systems, Ltd. - ADR (Æ)	158,929	5,323
Novellus Systems, Inc. (Æ)	135,700	3,964
OpenTable, Inc. (Æ)	22,560	1,384
PC Connection, Inc. (Æ)(Ñ)	16,900	142
Pegasystems, Inc.(Ñ)	54,458	1,473
PMC - Sierra, Inc. (Æ)	108,100	831
Polycom, Inc. (Æ)	67,155	2,268
QLogic Corp. (Æ)	190,110	3,340
Radisys Corp. (Æ)(Ñ)	2,700	26
RealPage, Inc. (Æ)	92,673	2,139
RF Micro Devices, Inc. (Æ)(Ñ)	444,810	3,243
Rovi Corp. (Æ)	108,890	5,515
Salesforce.com, Inc. (Æ)	22,200	2,577
SBA Communications Corp. Class A (Æ)(Ñ)	92,693	3,639
Seachange International, Inc. (Æ)(Ñ)	17,188	138
Sigma Designs, Inc. (Æ)	27,800	317
Silicon Image, Inc. (Æ)(Ñ)	75,300	463
Skyworks Solutions, Inc. (Æ)	213,135	4,883
Smith Micro Software, Inc. (Æ)(Ñ)	165,488	2,012
Sourcefire, Inc. (Æ)	85,891	2,026
Standard Microsystems Corp. (Æ)(Ñ)	14,840	358
SuccessFactors, Inc. (Æ)(Ñ)	224,473	6,088

66	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Symmetricom, Inc. (Æ)	5,100	32
Synchronoss Technologies, Inc. (Æ)	79,350	1,691
SYNNEX Corp. (Æ)(Ñ)	26,700	775
Synopsys, Inc. (Æ)	83,800	2,144
Taleo Corp. Class A (Æ)(Ñ)	79,910	2,293
Tech Data Corp. (Æ)	22,300	959
Tekelec (Æ)	26,600	346
Tellabs, Inc.	218,481	1,490
Tier Technologies, Inc. Class B (Æ)(Ñ)	179,057	1,022
Trident Microsystems, Inc. (Æ)(Ñ)	45,600	85
TTM Technologies, Inc. (Æ)	23,000	241
Ultimate Software Group, Inc. (Æ)(Ñ)	62,798	2,599
United Online, Inc.	474,591	2,933
Varian Semiconductor Equipment Associates, Inc. (Æ)	158,700	5,185
VeriFone Systems, Inc. (Æ)(Ñ)	205,954	6,967
Verint Systems, Inc. (Æ)	60,730	1,999
Vishay Intertechnology, Inc. (Æ)	249,712	2,822
Volterra Semiconductor Corp. (Æ) (Ñ)	80,010	1,635
Zoran Corp. (Æ) (Ñ)	28,731	203

		258,584

Utilities - 3.9%
AGL Resources, Inc.	60,000	2,356
Allete, Inc. (Ñ)	90,255	3,283
Atmos Energy Corp.	59,600	1,755
Boardwalk Pipeline Partners, LP	53,000	1,726
California Water Service Group (Ñ)	59,900	2,237
Chesapeake Utilities Corp.	6,300	231
DPL, Inc.	16,600	433
El Paso Electric Co. (Æ)	174,900	4,303
El Paso Pipeline Partners, LP	56,000	1,887
Enbridge Energy Partners, LP Class A	29,000	1,783
Energen Corp.	41,200	1,839
Enterprise Products Partners, LP	42,000	1,800
Great Plains Energy, Inc.	59,832	1,139
Idacorp, Inc. (Ñ)	33,900	1,247
IDT Corp. Class B	25,800	379
Laclede Group, Inc. (The) (Ñ)	16,369	575
MDU Resources Group, Inc.	62,200	1,240
Mirant Corp. (Æ)	1,800	19
NII Holdings, Inc. (Æ)	82,805	3,462
NiSource, Inc.	196,100	3,394
NV Energy, Inc.	121,100	1,654
OGE Energy Corp.	21,774	962
Ormat Technologies, Inc. (Ñ)	95,000	2,708
Otter Tail Corp. (Ñ)	121,396	2,491
Pinnacle West Capital Corp.	45,600	1,877
PNM Resources, Inc.	91,100	1,074
Portland General Electric Co. (Ñ)	194,100	4,057
Questar Corp.	15,000	255
Southern Union Co.	21,300	535
Southwest Gas Corp.	45,675	1,588
UGI Corp.	50,900	1,532
UIL Holdings Corp.	70,000	2,027

	Principal Amount ($) or Shares		Market Value $
US Cellular Corp. (Æ)	6,300		293
USA Mobility, Inc.	4,600		77
Vectren Corp.	67,987		1,861

			58,079

Total Common Stocks (cost $1,176,390)			1,427,551

Short-Term Investments - 3.8%
Russell U.S. Cash Management Fund (£)	56,713,045	(¥)	56,713

Total Short-Term Investments (cost $56,713)			56,713

Other Securities - 18.2%
Russell U.S. Cash Collateral Fund (×)	189,078,830	(¥)	189,079
State Street Securities Lending Quality Trust (×)	81,663,881	(¥)	81,437

Total Other Securities (cost $270,743)			270,516

Total Investments - 118.0% (identified cost $1,503,846)			1,754,780

Other Assets and Liabilities, Net - (18.0%)			(267,871)

Net Assets - 100.0%			1,486,909

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small & Mid Cap Fund	67

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index Futures (CME)	885	USD	62,145	12/10	1,759

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					1,759

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$203,797	$—	$—	$203,797	13.7
Consumer Staples	42,897	—	—	42,897	2.9
Energy	77,580	—	—	77,580	5.2
Financial Services	220,577	—	—	220,577	14.8
Health Care	162,713	—	—	162,713	10.9
Materials and Processing	120,041	—	—	120,041	8.1
Producer Durables	283,283	—	—	283,283	19.1
Technology	258,584	—	—	258,584	17.4
Utilities	58,079	—	—	58,079	3.9
Short-Term Investments	—	56,713	—	56,713	3.8
Other Securities	—	270,516	—	270,516	18.2

Total Investments	1,427,551	327,229	—	1,754,780	118.0

Other Assets and Liabilities, Net					(18.0)

					100.0

Other Financial Instruments*
Futures Contracts	1,759	—	—	1,759	0.1

Total Other Financial Instruments	$1,759	$—	$—	$1,759

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

68	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$1,759

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations—Net realized gain (loss)
Futures contracts	$11,188

Location: Statement of Operations—Net change in unrealized appreciation (depreciation)
Futures contracts	$5,020

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small & Mid Cap Fund	69

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell International Developed Markets Fund - Class A ‡
	Total Return
1 Year	4.27%
5 Years	1.47	%§
10 Years	2.08	%§

Russell International Developed Markets Fund - Class C ‡‡
	Total Return
1 Year	9.80%
5 Years	2.35	%§
10 Years	2.52	%§

Russell International Developed Markets Fund - Class E
	Total Return
1 Year	10.75%
5 Years	2.73	%§
10 Years	2.71	%§

Russell International Developed Markets Fund - Class I
	Total Return
1 Year	11.01%
5 Years	2.98	%§
10 Years	2.93	%§

Russell International Developed Markets Fund - Class S ‡‡‡
	Total Return
1 Year	10.90%
5 Years	2.93	%§
10 Years	2.91	%§

Russell International Developed Markets Fund - Class Y
	Total Return
1 Year	11.12%
5 Years	3.05	%§
10 Years	3.01	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	8.36%
5 Years	3.31	%§
10 Years	3.17	%§

70	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell International Developed Markets Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 10.61%, 9.80%, 10.75%, 11.01%, 10.90% and 11.12%, respectively. This is compared to the MSCI EAFE® Index Net (USD), which gained 8.36% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® International Large-Cap Core Funds Average gained 10.81%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s performance reflected the market’s volatility throughout the period; however, underlying trends afforded the Fund’s money managers opportunities to add value over the benchmark through their stock selections. Security selection decisions were particularly effective in certain sectors of the market. Stocks held in the consumer discretionary and technology sectors were notably additive. The Fund also benefited from its sector positioning with an overweight to the consumer discretionary sector and an underweight to the financial sector. The former benefited from both the improving trends in the global economy and improving consumer activity in the emerging markets. Given the challenges facing the latter over the course of the year, with the US mortgage default and European sovereign debt crises, the underweight proved quite beneficial.

The period was also beneficial for emerging markets, which outperformed developed and international markets by more than 15%, as measured by the MSCI Emerging Markets Index, relative to the MSCI EAFE Index, the Fund’s benchmark. As such, the Fund benefited from the money managers’ investments in these markets.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

It was a strong year, particularly for growth stocks and emerging markets stocks. As such, the Fund’s mix of growth styles and ability of managers to invest in emerging markets were the main factors contributing to its outperformance. For the Fund’s growth managers, emerging markets remained a preferred region for investment. Given the consensus view that growth in developing economies would remain below long-term averages under the weight of mounting government debt burdens, the significantly higher growth rates of emerging market companies were perceived as an area of opportunity for growth investors. Growth managers’ lesser focus on valuations allowed them to sustain overweight positions, while value managers increasingly struggled with valuations.

Despite the volatile market, the Fund’s money managers generated significant value added through their stock selection decisions. The majority of managers proved effective in their stock selection, independent of style orientations. Investment in emerging markets and avoidance of many large European financials also proved common threads in managers’ success or lack thereof in the fiscal year.

William Blair & Company, LLC was the most successful of the Fund’s money managers during the fiscal year. Its emphasis on companies with strong, but stable, earnings growth was favored by a market concerned with risk and slowing economic growth. A materially overweighted position in emerging markets and strong stock selection in the industrials and energy sectors were the largest contributors to performance.

Axiom International Investors LLC also benefited from a large overweight to emerging markets. It was most effective in the consumer discretionary sector but also in its technology stock selection.

Marsico Capital Management, LLC and MFS Institutional Advisors, Inc. also performed well. Both managers placed greater emphasis on financial stability in implementing their strategies. Marsico’s strategy focused on higher growth stocks and it held a significant number of emerging market companies which it felt had better growth prospects. MFS held a more modest position in emerging markets. Its success was largely driven by effective stock selection within the European consumer discretionary and industrials sectors.

UBS Global Asset Management (Americas) Inc was the least effective of the Fund’s growth-driven managers. The manager struggled with the variability in market trends. In particular, its security selection in the financial sector proved ineffective.

AQR Capital Management, LLC, a quantitative investor, finished the fiscal year slightly ahead. Its stock selection decisions were additive, but currency and country allocation detracted from performance.

Russell International Developed Markets Fund	71

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Generally, managers emphasizing valuation in their investment processes were less effective for the fiscal year. Collectively, the managers with modest emerging markets exposure were at a comparative disadvantage. Of the Fund’s value-driven investors, Pzena Investment Management, LLC was the best performer. Its stock selection was effective across a majority of sectors, but sector positioning offered little support, with the manager materially underweighted materials stocks. Managers that struggled put too much emphasis on less rewarded characteristics, including leverage to economic recovery and companies with larger market capitalizations. Alliance Bernstein L.P., a manager in the Fund for most of the year, expected stocks with attractive valuations and fundamentals leveraged to economic growth to recover as concerns over the health of the global economy abated. This failed to materialize during the year. In contrast, Mondrian Investment Partners Limited, a more defensive investor in large capitalization stocks, was not rewarded for its larger capitalization focus and for its emphasis on companies with defensive attributes, mainly cash flow. In addition, its large overweight to telecoms, which lagged for much of the year, detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In October 2010, del Rey Global Investors, LLC was hired to replace Alliance Bernstein as one of the Fund’s value managers.

Money Managers as of October 31, 2010	Styles
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors LLC	Growth
del Rey Global Investors, LLC	Value
Marsico Capital Management LLC	Growth
MFS Institutional Advisors, Inc	Growth
Mondrian Investment Partners Limited	Value
Pzena Investment Management, LLC	Value
UBS Global Asset Management (Americas) Inc	Growth
William Blair & Company, LLC	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,058.50	$1,018.95
October 31, 2010
Expenses Paid During Period*	$6.43	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,054.30	$1,015.17
October 31, 2010
Expenses Paid During Period*	$10.30	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,059.10	$1,019.46
October 31, 2010
Expenses Paid During Period*	$5.92	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell International Developed Markets Fund	73

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,060.10	$1,020.62
October 31, 2010
Expenses Paid During Period*	$4.73	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,059.80	$1,020.21
October 31, 2010
Expenses Paid During Period*	$5.14	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2010
Ending Account Value	$1,061.10	$1,021.12
October 31, 2010
Expenses Paid During Period*	$4.21	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

74	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.6%
Australia - 3.0%
Amcor, Ltd.	2,023,730	13,321
AMP, Ltd.	294,508	1,540
Ansell, Ltd. - GDR	91,588	1,216
ASX, Ltd. - ADR	4,999	182
Australia & New Zealand Banking Group, Ltd. - ADR	125,316	3,045
AXA Asia Pacific Holdings, Ltd. - ADR	40,139	214
BGP Holdings PLC (Æ)(Ø)	559,805	—
BHP Billiton, Ltd. - ADR (Ñ)	283,553	14,042
Boral, Ltd. (Ñ)	116,735	502
Caltex Australia, Ltd.	73,835	840
CFS Retail Property Trust (ö)	112,154	204
Challenger Financial Services Group, Ltd.	368,265	1,659
Commonwealth Bank of Australia - ADR	178,503	8,550
Computershare, Ltd.	17,281	171
Dexus Property Group (ö)	228,810	186
Foster’s Group, Ltd.	2,147,966	12,288
Goodman Group (ö)	258,487	159
GPT Group (ö)	75,544	206
Incitec Pivot, Ltd.	1,894,066	6,902
Intoll Group	150,276	222
Lend Lease Group	22,716	160
Lynas Corp., Ltd. (Æ)	1,433,643	2,057
Mirvac Group (ö)	152,662	194
Mount Gibson Iron, Ltd. (Æ)	660,115	1,306
National Australia Bank, Ltd. - ADR	242,972	6,060
Newcrest Mining, Ltd.	36,659	1,435
OneSteel, Ltd.	396,827	1,049
Origin Energy, Ltd.	42,816	669
OZ Minerals, Ltd.	507,358	778
Paladin Energy, Ltd. (Ñ)	26,596	107
PanAust, Ltd. (Æ)	4,105,431	2,996
QBE Insurance Group, Ltd.	704,549	11,857
Rio Tinto, Ltd. - ADR	136,281	11,039
Stockland (ö)	115,782	428
Suncorp-Metway, Ltd.	230,753	2,079
TABCORP Holdings, Ltd.	310,976	2,248
Tatts Group, Ltd.	279,214	684
Telstra Corp., Ltd. - ADR	6,676,879	17,463
Transurban Group - ADR (Æ)	44,888	230
Wesfarmers, Ltd.	410,448	13,326
Westfield Group (ö)	107,834	1,308
Westpac Banking Corp.	92,583	2,059

		144,981

Austria - 0.1%
Erste Group Bank AG	54,462	2,458

Belgium - 0.8%
Ageas (Æ)	255,564	—
Anheuser-Busch InBev NV	252,552	15,830
Bekaert SA	5,617	1,712
Belgacom SA	282,898	11,099
Groupe Bruxelles Lambert SA	3,083	273
KBC Groep NV (Æ)	207,123	9,010

		37,924

	Principal Amount ($) or Shares	Market Value $
Bermuda - 1.8%
Biosensors International Group, Ltd. (Æ)	3,090,000	2,674
Cheung Kong Infrastructure Holdings, Ltd.	17,000	71
Credicorp, Ltd.	38,030	4,787
Esprit Holdings, Ltd. (Ñ)	2,136,807	11,509
Jardine Matheson Holdings, Ltd.	278,000	12,510
Li & Fung, Ltd. (Ñ)	5,919,000	31,270
Noble Group, Ltd. (Ñ)	2,711,636	3,897
NWS Holdings, Ltd.	41,000	97
Orient Overseas International, Ltd.	50,500	443
RenaissanceRe Holdings, Ltd. (Ñ)	106,200	6,400
Seadrill, Ltd. (Ñ)	268,735	8,140
Shangri - La Asia, Ltd.	1,134,000	2,551

		84,349

Brazil - 2.3%
Anhanguera Educacional Participacoes SA	189,200	3,750
Banco Santander Brasil SA - ADR	257,240	3,704
BM&FBovespa SA	909,100	7,619
BR Malls Participacoes SA	1,131,700	10,816
Cia de Bebidas das Americas - ADR	23,480	3,269
Cyrela Brazil Realty SA	217,200	3,002
Lojas Renner SA	196,700	7,774
OGX Petroleo e Gas Participacoes SA (Æ)	1,895,000	24,876
PDG Realty SA Empreendimentos e Participacoes	2,091,900	26,169
Petroleo Brasileiro SA - ADR	232,142	7,921
Vale SA Class B - ADR	238,327	7,660
Weg SA	285,700	3,691

		110,251

Canada - 3.4%
Agrium, Inc.	68,100	6,028
Barrick Gold Corp.	466,400	22,429
Brookfield Asset Management, Inc.	184,860	5,494
Canadian Imperial Bank of Commerce (Ñ)(Þ)	61,800	4,740
Canadian National Railway Co. (Ñ)	631,786	40,927
Canadian Natural Resources, Ltd.	169,800	6,182
Goldcorp, Inc.	112,019	4,995
Ivanhoe Mines, Ltd. (Æ)(Ñ)	177,700	4,277
Lundin Mining Corp. (Æ)	427,300	2,706
Magna International, Inc. Class A	111,200	10,068
Nexen, Inc.	293,300	6,244
Osisko Mining Corp. (Æ)	318,000	4,409
Pacific Rubiales Energy Corp.	153,500	4,893
Quadra FNX Mining, Ltd. (Æ)	271,700	3,836
Saputo, Inc. - ADR	59,190	2,262
Suncor Energy, Inc.	192,000	6,146
Teck Resources, Ltd. Class B	226,844	10,142
Thomson Reuters Corp. (Ñ)	82,146	3,137
Toronto-Dominion Bank (The) (Ñ)	98,834	7,118
Western Coal Corp. (Æ)	639,300	4,325

		160,358

Russell International Developed Markets Fund	75

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cayman Islands - 0.8%
ASM Pacific Technology, Ltd. (Ñ)	7,500	68
Baidu, Inc. - ADR (Æ)	168,514	18,538
Chaoda Modern Agriculture Holdings, Ltd.	2,512,000	2,048
China Zhongwang Holdings, Ltd. (Ñ)	3,494,000	2,082
Ctrip.com International, Ltd. - ADR (Æ)	45,800	2,385
Focus Media Holding, Ltd. - ADR (Æ)	84,600	2,094
Foxconn International Holdings, Ltd. (Æ)(Ñ)	81,000	60
Sands China, Ltd. (Æ)	115,200	251
Subsea 7, Inc. (Ñ)	202,605	4,258
Tencent Holdings, Ltd. (Ñ)	291,700	6,680

		38,464

China - 1.2%
China Life Insurance Co., Ltd. Class H	1,008,000	4,415
China National Building Material Co., Ltd. Class H	1,296,000	3,160
China Shenhua Energy Co., Ltd.	908,000	4,041
Dongfang Electric Corp., Ltd. Class H (Ñ)	1,539,200	7,486
Dongfeng Motor Group Co., Ltd. Class H	2,396,000	5,193
Guangshen Railway Company Limited Class H	5,860,000	2,366
Guangzhou Automobile Group Co., Ltd. Class H	2,124,000	3,234
Huaneng Power International, Inc. Class H (Ñ)	21,432,000	12,249
Ping An Insurance Group Co. of China, Ltd. Class H (Ñ)	1,148,000	12,359
Weichai Power Co., Ltd. Class H	251,000	3,297
Yanzhou Coal Mining Co., Ltd. Class H	675,200	1,943

		59,743

Colombia - 0.1%
BanColombia SA - ADR	43,800	2,954

Czech Republic - 0.1%
Komercni Banka AS	20,455	4,641

Denmark - 1.3%
AP Moller-Maersk A/S Class B	865	7,507
Carlsberg A/S Class B	11,531	1,261
Danisco A/S	26,504	2,285
Danske Bank A/S (Æ)	207,727	5,525
FLSmidth & Co. A/S (Ñ)	52,491	3,879
Novo Nordisk A/S Class B	285,195	30,020
Novozymes A/S Class B (Ñ)	43,602	5,810
Pandora A/S (Æ)	109,614	5,319

		61,606

Finland - 1.1%
Fortum OYJ	218,000	6,181
Kone OYJ Class B	166,005	8,895
Metso OYJ	88,315	4,188
Nokia OYJ	876,051	9,462
Nokian Renkaat OYJ (Ñ)	130,053	4,507
Stora Enso OYJ Class R	1,335,999	13,276

	Principal Amount ($) or Shares	Market Value $
UPM-Kymmene OYJ	132,527	2,204
Wartsila OYJ Class B (Ñ)	73,556	5,160

		53,873

France - 8.8%
Accor SA	344,526	14,129
Air Liquide SA (Ñ)	94,476	12,221
Alcatel-Lucent - ADR (Æ)	2,421,122	8,498
AXA SA - ADR	461,453	8,401
BNP Paribas	189,617	13,868
Bouygues SA - ADR	58,415	2,574
Capital Gemini SA	152,175	7,763
Carrefour SA	377,348	20,367
Christian Dior SA	16,364	2,367
Cie de St. - Gobain	281,062	13,128
Cie Generale des Etablissements Michelin Class B	98,019	7,797
CNP Assurances	395,399	7,891
Credit Agricole SA	652,993	10,702
Danone	137,919	8,729
France Telecom SA - ADR	781,864	18,788
GDF Suez (Æ)	55,671	—
Klepierre - GDR (ö)	4,363	170
Lagardere SCA	231,096	9,857
Legrand SA - ADR	179,513	6,931
L’Oreal SA	81,072	9,519
LVMH Moet Hennessy Louis Vuitton SA - ADR (Ñ)	168,586	26,420
Metropole Television SA	58,091	1,419
Natixis (Æ)	1,177,871	7,225
Pernod-Ricard SA (Ñ)	178,416	15,820
Publicis Groupe SA - ADR (Ñ)	332,178	16,547
Safran SA	17,908	568
Sanofi-Aventis SA - ADR	483,740	33,785
Schneider Electric SA (Ñ)	290,010	41,171
Societe Generale	225,752	13,518
Sodexo	16,936	1,102
Technip SA	60,899	5,119
Thales SA	61,077	2,490
Total SA	609,728	33,134
Unibail-Rodamco SE - ADR (ö)	4,400	917
Vallourec SA	75,513	7,837
Vinci SA	260,118	13,895
Vivendi SA - ADR	546,468	15,588

		420,255

Germany - 6.5%
Adidas AG	139,005	9,068
Allianz SE	35,326	4,427
BASF SE	384,319	27,964
Bayer AG	183,308	13,680
Bayerische Motoren Werke AG	52,801	3,785
Beiersdorf AG	149,590	9,746
Daimler AG (Æ)	190,741	12,591
Deutsche Bank AG	63,542	3,663
Deutsche Boerse AG	115,373	8,119
Deutsche Post AG	106,518	1,987

76	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Deutsche Telekom AG	1,292,677	18,729
E.ON AG	172,413	5,399
GEA Group AG	128,737	3,367
Hannover Rueckversicherung AG	57,329	2,900
Henkel AG & Co. KGaA	133,155	6,613
Infineon Technologies AG - ADR (Æ)	513,961	4,046
Linde AG	164,080	23,625
MAN SE	169,551	18,643
Merck KGaA	74,640	6,217
Metro AG	96,981	6,797
Muenchener Rueckversicherungs AG	19,817	3,099
RWE AG	282,105	20,221
SAP AG - ADR	215,984	11,264
Siemens AG	433,676	49,543
ThyssenKrupp AG - ADR	340,912	12,545
United Internet AG	118,609	2,125
Volkswagen AG (Ñ)	162,516	21,343

		311,506

Hong Kong - 1.6%
AIA Group, Ltd. (Æ)	1,410,400	4,194
BOC Hong Kong Holdings, Ltd.	266,833	837
Cheung Kong Holdings, Ltd.	90,000	1,370
China Everbright, Ltd. (Ñ)	2,306,000	5,995
China Overseas Land & Investment, Ltd.	1,548,000	3,255
China Unicom Hong Kong, Ltd. (Ñ)	1,762,000	2,505
CLP Holdings, Ltd.	81,000	658
CNOOC, Ltd.	11,009,650	22,811
Fushan International Energy Group, Ltd. (Ñ)	3,438,000	2,306
Hang Lung Group, Ltd.	37,462	249
Hang Lung Properties, Ltd. - ADR	1,442,000	7,060
Hong Kong Exchanges and Clearing, Ltd. (Ñ)	386,554	8,508
Hongkong Electric Holdings, Ltd.	1,108,000	7,040
Hopewell Holdings, Ltd.	19,500	61
Hutchison Whampoa, Ltd.	86,000	848
Link REIT (The) (ö)	95,500	295
New World Development, Ltd.	112,000	221
Sun Hung Kai Properties, Ltd.	350,333	6,002
Swire Pacific, Ltd.	37,821	537
Television Broadcasts, Ltd.	105,334	561
Wharf Holdings, Ltd.	120,000	788
Wheelock & Co., Ltd.	156,068	547
Yue Yuen Industrial Holdings, Ltd. (Ñ)	227,000	814

		77,462

India - 1.2%
HDFC Bank, Ltd. - ADR	19,372	3,351
ICICI Bank, Ltd.	295,819	7,744
ICICI Bank, Ltd. - ADR	479,014	25,186
Infosys Technologies, Ltd.	148,790	9,953
Infosys Technologies, Ltd. - ADR	86,225	5,815
Tata Motors, Ltd. - ADR (Ñ)	142,000	3,993

		56,042

	Principal Amount ($) or Shares	Market Value $
Indonesia - 0.4%
Adaro Energy Tbk PT	9,997,500	2,349
Astra International Tbk PT	1,331,000	8,489
Bank Rakyat Indonesia	6,050,500	7,717

		18,555

Ireland - 0.4%
Accenture PLC Class A	136,725	6,113
Cooper Industries PLC	116,239	6,093
Ryanair Holdings PLC - ADR	141,915	4,631

		16,837

Israel - 0.6%
Teva Pharmaceutical Industries, Ltd. - ADR	537,434	27,893

Italy - 1.8%
Autogrill SpA	164,881	2,198
Banca Popolare di Milano Scarl	975,880	4,560
Enel SpA	384,738	2,197
ENI SpA - ADR	896,663	20,205
Fiat SpA	80,615	1,364
Finmeccanica SpA	836,729	11,681
Intesa Sanpaolo SpA	3,372,728	11,865
Mediaset SpA	150,543	1,111
Pirelli & C SpA - ADR	295,493	2,523
Prelios SpA (Æ)	295,493	173
Saipem SpA - ADR	284,585	12,647
Telecom Italia SpA	12,679,087	15,871

		86,395

Japan - 15.9%
Aeon Credit Service Co., Ltd. (Ñ)	206,900	2,381
Aeon Mall Co., Ltd.	4,000	94
Aisin Seiki Co., Ltd.	51,900	1,630
Asahi Glass Co., Ltd.	625,000	6,004
Asahi Kasei Corp.	182,000	1,070
Astellas Pharma, Inc.	537,200	19,987
Bridgestone Corp.	92,900	1,666
Canon, Inc.	1,377,513	63,680
Central Japan Railway Co.	323	2,444
Chubu Electric Power Co., Inc.	66,200	1,675
Circle K Sunkus Co., Ltd.	3,800	54
Cosmo Oil Co., Ltd. (Ñ)	401,000	1,081
Dai Nippon Printing Co., Ltd.	982,000	12,399
Daicel Chemical Industries, Ltd.	213,000	1,482
Dai-ichi Life Insurance Co., Ltd. (The)	5,000	6,064
Daiichi Sankyo Co., Ltd.	77,700	1,646
Daikin Industries, Ltd.	177,400	6,175
Daito Trust Construction Co., Ltd.	3,500	211
Daiwa House Industry Co., Ltd.	424,000	4,579
Dena Co., Ltd.	130,200	3,369
Denso Corp.	137,700	4,287
Disco Corp. (Ñ)	63,800	3,699
FamilyMart Co., Ltd. (Ñ)	229,400	8,142
Fanuc, Ltd.	156,900	22,715
Fuji Heavy Industries, Ltd.	374,000	2,589
FUJIFILM Holdings Corp.	431,800	14,408

Russell International Developed Markets Fund	77

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fujitsu, Ltd.	245,000	1,675
Hachijuni Bank, Ltd. (The)	713,000	3,668
Hirose Electric Co., Ltd.	15,300	1,540
Hitachi High-Technologies Corp.	48,600	945
Hitachi, Ltd.	351,000	1,588
Honda Motor Co., Ltd.	468,200	17,088
Hoya Corp.	496,700	11,617
Ibiden Co., Ltd.	62,100	1,530
Inpex Corp.	1,652	8,592
Isuzu Motors, Ltd. (Ñ)	1,940,000	7,474
Japan Real Estate Investment Corp. Class A (ö)	18	173
Japan Retail Fund Investment Corp. Class A (ö)	66	103
Japan Tobacco, Inc.	2,677	8,327
JFE Holdings, Inc.	37,900	1,183
JGC Corp.	71,000	1,359
JTEKT Corp.	77,500	778
JX Holdings, Inc.	142,100	835
Kaneka Corp.	203,000	1,256
Kansai Paint Co., Ltd.	62,000	579
Kao Corp.	728,000	18,483
Kawasaki Kisen Kaisha, Ltd. (Ñ)	311,000	1,214
KDDI Corp.	2,423	13,053
Keyence Corp.	21,000	5,206
Kinden Corp.	84,000	722
Kobe Steel, Ltd.	619,000	1,362
Komatsu, Ltd.	820,500	20,107
Konica Minolta Holdings, Inc.	467,000	4,527
Kuraray Co., Ltd.	120,300	1,724
Lawson, Inc.	148,600	6,759
Mabuchi Motor Co., Ltd. (Ñ)	185,800	9,848
Makino Milling Machine Co., Ltd. (Æ)	364,000	2,506
Makita Corp.	65,900	2,318
Marubeni Corp.	1,576,000	9,910
Miraca Holdings, Inc.	72,600	2,613
Mitsubishi Corp.	481,100	11,569
Mitsubishi Electric Corp.	485,000	4,550
Mitsubishi Estate Co., Ltd.	58,000	1,016
Mitsubishi UFJ Financial Group, Inc.	2,942,500	13,712
Mitsubishi UFJ Lease & Finance Co., Ltd.	29,070	972
Mitsui & Co., Ltd.	492,100	7,736
Mitsui Fudosan Co., Ltd.	40,000	756
Mitsumi Electric Co., Ltd.	58,200	992
Mizuho Financial Group, Inc.	5,265,100	7,655
MS&AD Insurance Group Holdings	686,700	16,495
NGK Spark Plug Co., Ltd.	455,000	6,344
Nintendo Co., Ltd.	28,000	7,255
Nippon Building Fund, Inc. Class A (ö)	20	196
Nippon Electric Glass Co., Ltd.	384,000	4,949
Nippon Kayaku Co., Ltd.	129,000	1,255
Nippon Meat Packers, Inc.	60,000	698
Nippon Sheet Glass Co., Ltd.	801,000	1,762
Nippon Telegraph & Telephone Corp.	222,400	10,102
Nippon Yusen KK	742,000	3,126
Nissan Motor Co., Ltd.	807,000	7,120
Nissan Shatai Co., Ltd. (Ñ)	18,000	140

	Principal Amount ($) or Shares	Market Value $
Nitori Holdings Co., Ltd.	25,350	2,230
Nitto Denko Corp.	111,600	4,174
Nomura Holdings, Inc.	1,254,100	6,514
NTT Data Corp. (Ñ)	437	1,343
NTT DoCoMo, Inc. - ADR	16,729	283
NTT DoCoMo, Inc.	8,742	14,720
OJI Paper Co., Ltd. (Ñ)	164,000	758
Omron Corp.	482,300	11,196
ORIX Corp. (Ñ)	5,770	526
Osaka Gas Co., Ltd.	658,000	2,486
Panasonic Corp.	485,300	7,134
Promise Co., Ltd. (Ñ)	187,650	786
Resona Holdings, Inc. (Ñ)	162,900	1,300
Rohm Co., Ltd.	127,200	7,935
SBI Holdings, Inc. (Ñ)	632	77
Sega Sammy Holdings, Inc.	414,300	6,765
Seino Holdings Corp.	160,000	976
Sekisui House, Ltd.	1,124,000	10,574
Seven & I Holdings Co., Ltd.	1,365,300	31,778
Shin-Etsu Chemical Co., Ltd.	192,200	9,733
Shiseido Co., Ltd.	347,100	7,255
Softbank Corp.	256,100	8,243
Sony Corp.	83,200	2,781
Sony Financial Holdings, Inc.	649	2,258
Sumitomo Corp.	231,100	2,929
Sumitomo Heavy Industries, Ltd.	378,000	2,151
Sumitomo Mitsui Financial Group, Inc.	384,800	11,534
Sumitomo Realty & Development Co., Ltd.	25,000	545
Sumitomo Trust & Banking Co., Ltd. (The)	962,000	5,272
Suzuken Co., Ltd.	205,200	6,454
Takeda Pharmaceutical Co., Ltd.	663,200	31,071
Terumo Corp. (Ñ)	53,000	2,690
THK Co., Ltd.	691,400	13,300
Tokai Rika Co., Ltd.	61,400	1,031
Tokio Marine Holdings, Inc.	492,800	13,889
Tokyo Gas Co., Ltd. (Ñ)	524,000	2,468
Tokyo Steel Manufacturing Co., Ltd. (Ñ)	27,600	274
Tokyu Land Corp.	22,000	100
Toshiba Corp.	560,000	2,804
Toyo Seikan Kaisha, Ltd. (Ñ)	495,800	8,459
Toyo Suisan Kaisha, Ltd.	28,000	601
Toyoda Gosei Co., Ltd.	63,900	1,377
Toyota Auto Body Co., Ltd.	37,000	556
Toyota Motor Corp.	666,200	23,669
USS Co., Ltd.	20,820	1,620
Wacoal Holdings Corp. (Ñ)	313,000	4,563
West Japan Railway Co.	710	2,636
Yamada Denki Co., Ltd.	46,260	3,007
Yamaha Motor Co., Ltd. (Æ)(Ñ)	90,000	1,382

		758,800

Luxembourg - 0.2%
Millicom International Cellular SA	93,399	8,836
SES SA	53,023	1,359

		10,195

78	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Malaysia - 0.2%
CIMB Group Holdings BHD	2,326,500	6,199
Malayan Banking BHD	530,100	1,533

		7,732

Mauritius - 0.1%
Golden Agri-Resources, Ltd.	14,184,000	7,123

Mexico - 0.4%
America Movil SAB de CV - ADR	178,730	10,234
Grupo Mexico SAB de CV (Ñ)	932,200	3,066
Wal-Mart de Mexico SAB de CV (Ñ)	1,569,900	4,295

		17,595

Netherlands - 4.3%
Aegon NV	2,013,025	12,759
Akzo Nobel NV	417,479	24,787
ASML Holding NV	61,695	2,036
Core Laboratories NV (Ñ)	32,401	2,520
Corio NV (ö)	2,598	191
European Aeronautic Defence and Space Co. NV	477,547	12,552
Gemalto NV	36,424	1,659
Heineken NV	340,830	17,276
ING Groep NV (Æ)	2,852,991	30,456
Koninklijke Ahold NV	511,108	7,064
Koninklijke Boskalis Westminster NV	43,042	1,743
Koninklijke DSM NV	84,990	4,545
Koninklijke Philips Electronics NV	603,328	18,269
QIAGEN NV (Æ)	180,553	3,421
Randstad Holding NV (Æ)	140,730	6,699
Reed Elsevier NV	1,641,038	21,383
TNT NV - ADR	233,819	6,216
Unilever NV (Ñ)	485,490	14,396
Wolters Kluwer NV	822,237	18,705

		206,677

Netherlands Antilles - 0.0%
Hunter Douglas NV	5,657	283

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd.	2,416,248	3,776

Norway - 0.2%
DnB NOR ASA	319,330	4,384
Renewable Energy Corp. ASA (Æ)(Ñ)	890,000	3,096
Yara International ASA (Ñ)	72,038	3,788

		11,268

Panama - 0.1%
Copa Holdings SA Class A	56,119	2,847

Russia - 0.3%
Gazprom OAO - ADR	515,781	11,306
Sberbank of Russia	1,344,640	4,417

		15,723

	Principal Amount ($) or Shares	Market Value $
Singapore - 1.2%
Ascendas Real Estate Investment Trust (Æ)(ö)	77,000	123
CapitaLand, Ltd (Ñ)	4,085,000	12,277
CapitaMall Trust (Æ)(ö)	112,000	171
Fraser and Neave, Ltd.	218,000	1,051
Jardine Cycle & Carriage, Ltd.	18,800	571
Keppel Corp., Ltd. - ADR	280,000	2,159
Neptune Orient Lines, Ltd. (Æ)(Ñ)	368,000	609
Oversea-Chinese Banking Corp., Ltd.	239,000	1,664
SembCorp Industries, Ltd.	47,000	166
SembCorp Marine, Ltd (Ñ)	233,000	828
Singapore Exchange, Ltd (Ñ)	46,000	313
Singapore Technologies Engineering, Ltd.	81,000	207
Singapore Telecommunications, Ltd.	8,871,810	21,178
United Overseas Bank, Ltd.	1,123,690	16,183
Yangzijiang Shipbuilding Holdings, Ltd (Ñ)	65,000	94

		57,594

South Africa - 1.1%
AngloGold Ashanti, Ltd.	204,572	9,535
Gold Fields, Ltd. - ADR	618,815	9,684
Impala Platinum Holdings, Ltd.	151,718	4,288
MTN Group, Ltd.	996,668	17,927
Naspers, Ltd.	133,222	6,995
Standard Bank Group, Ltd.	221,249	3,263

		51,692

South Korea - 0.8%
Hyundai Heavy Industries Co., Ltd (Ñ)	6,187	2,015
Hyundai Mobis	38,268	9,522
Hyundai Motor Co.	45,379	6,856
Samsung Electronics Co., Ltd.	10,974	7,266
SK Telecom Co., Ltd. - ADR	815,500	15,030

		40,689

Spain - 2.8%
Banco Bilbao Vizcaya Argentaria SA - ADR (Ñ)	598,674	7,874
Banco Popular Espanol SA (Ñ)	587,275	3,798
Banco Santander SA - ADR	1,982,690	25,473
Endesa SA - ADR	102,742	2,847
Gestevision Telecinco SA (Ñ)	177,264	2,261
Iberdrola SA	2,287,848	19,297
Inditex SA (Ñ)	424,979	35,495
Indra Sistemas SA (Ñ)	213,403	4,178
Red Electrica Corp. SA	49,531	2,488
Repsol YPF SA - ADR	72,515	2,011
Telefonica SA - ADR (Ñ)	1,077,829	29,102

		134,824

Sweden - 1.0%
Assa Abloy AB Class B	216,263	5,543
Atlas Copco AB Class A	216,199	4,518
Boliden AB	114,840	1,950
Getinge AB	31,972	677

Russell International Developed Markets Fund	79

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hennes & Mauritz AB Class B	33,821	1,192
Investor AB Class B	23,074	473
Scania AB	142,516	3,030
Skandinaviska Enskilda Banken AB Class A	845,289	6,549
Svenska Cellulosa AB Class B	313,800	4,867
Swedbank AB Class A (Æ)	404,642	5,649
Tele2 AB Class B	260,945	5,743
Volvo AB Class B (Æ)	622,570	8,430

		48,621

Switzerland - 7.5%
ABB, Ltd. (Æ)	467,275	9,677
ACE, Ltd.	158,150	9,397
Actelion, Ltd. (Æ)	49,608	2,476
Cie Financiere Richemont SA	500,628	24,969
Clariant AG (Æ)	753,354	12,739
Credit Suisse Group AG	226,696	9,365
GAM Holding AG	716,628	11,324
Givaudan SA	10,671	10,996
Julius Baer Group, Ltd.	509,527	21,509
Nestle SA	1,272,207	69,683
Novartis AG	983,357	57,010
Roche Holding AG	146,079	21,451
Sonova Holding AG	44,431	5,147
Swatch Group AG (The)	88,254	6,134
Swatch Group AG (The) Class B	57,525	21,986
Swiss Reinsurance Co., Ltd.	82,524	3,967
Temenos Group AG (Æ)	14,303	469
Tyco Electronics, Ltd.	543,400	17,215
UBS AG (Æ)	1,372,354	23,234
Zurich Financial Services AG	85,965	21,045

		359,793

Taiwan - 0.6%
Hon Hai Precision Industry Co., Ltd. - GDR	598,011	4,575
HON HAI Precision Industry Co., Ltd. (Þ)	1,195,040	4,527
HTC Corp.	298,700	6,741
MediaTek, Inc.	155,680	1,957
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	858,949	9,371

		27,171

Thailand - 0.1%
Italian-Thai Development PCL (Æ)	9,975,000	1,617
Kasikornbank PCL	1,197,800	4,675

		6,292

Turkey - 0.2%
Turkiye Garanti Bankasi AS	813,002	4,988
Turkiye Is Bankasi Class C	1,320,374	5,937

		10,925

United Kingdom - 18.4%
Aegis Group PLC	5,991,485	12,068
Aggreko PLC	82,671	2,086
Amlin PLC	323,284	2,106

	Principal Amount ($) or Shares	Market Value $
Anglo American PLC	75,769	3,531
Antofagasta PLC	444,052	9,406
ARM Holdings PLC	551,810	3,212
AstraZeneca PLC - ADR	189,817	9,519
Atkins WS PLC	52,203	630
Autonomy Corp. PLC (Æ)	306,445	7,179
Aviva PLC	2,010,805	12,827
BAE Systems PLC	4,708,182	26,005
Barclays PLC	5,411,806	23,812
BBA Aviation PLC	192,741	623
BG Group PLC	1,510,255	29,415
BHP Billiton PLC	294,146	10,433
BP PLC	6,451,494	44,017
British American Tobacco PLC	113,178	4,316
British Land Co. PLC (ö)	61,280	500
British Sky Broadcasting Group PLC - ADR	590,342	6,683
BT Group PLC	1,858,334	4,577
Bunzl PLC	566,200	6,705
Burberry Group PLC	622,426	10,163
Cairn Energy PLC (Æ)	1,149,498	7,108
Capita Group PLC (The)	322,033	3,955
Carillion PLC	1,753,058	9,666
Centrica PLC	1,637,849	8,718
Compass Group PLC	3,016,000	24,719
Diageo PLC	747,513	13,798
Dialog Semiconductor PLC (Æ)	93,600	1,708
Ensco PLC - ADR	198,200	9,185
Experian PLC	1,276,216	14,836
Genting International PLC (Æ)	251,000	421
GlaxoSmithKline PLC - ADR	1,293,033	25,298
Hays PLC	1,624,300	2,876
Home Retail Group PLC	5,452,453	19,133
HSBC Holdings PLC Ñ	5,853,865	60,882
IMI PLC - ADR	68,208	863
International Power PLC-ADR	587,560	3,929
Investec PLC	155,587	1,242
ITV PLC (Æ)	1,217,397	1,331
J Sainsbury PLC	48,290	301
Johnson Matthey PLC Class H	127,686	3,916
Kesa Electricals PLC	534,028	1,356
Kingfisher PLC	861,803	3,284
Ladbrokes PLC Class A	679,909	1,436
Land Securities Group PLC (ö)	40,123	435
Legal & General Group PLC	1,823,336	2,933
Lloyds Banking Group PLC (Æ)	7,431,127	8,209
Marks & Spencer Group PLC	198,284	1,358
Mondi PLC	443,081	3,692
National Grid PLC	1,093,256	10,336
Persimmon PLC Class A (Æ)	134,107	733
Petrofac, Ltd.	289,430	6,785
Reckitt Benckiser Group PLC	743,465	41,588
Rio Tinto PLC - ADR	140,038	9,056
Rolls-Royce Group PLC Class C (Æ)	81,315,520	130
Rolls-Royce Group PLC (Æ)	1,290,484	13,389
Rotork PLC	105,929	2,843
Royal Bank of Scotland Group PLC - ADR (Æ)	8,845,045	6,323

80	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Royal Dutch Shell PLC Class A (Ñ)	1,696,280	55,035
Royal Dutch Shell PLC - ADR	223,700	14,388
Royal Dutch Shell PLC Class B	167,855	5,375
Sage Group PLC (The)	218,145	942
Smith & Nephew PLC	1,171,361	10,304
Smiths Group PLC	363,749	6,948
Standard Chartered PLC	1,406,120	40,680
Tate & Lyle PLC	125,487	1,009
Tesco PLC	4,606,712	31,508
Travis Perkins PLC	923,361	12,258
Tullow Oil PLC	1,261,330	23,950
Unilever PLC	731,498	21,086
United Utilities Group PLC	918,093	8,988
Vodafone Group PLC - ADR	19,604,048	55,201
Weir Group PLC (The)	31,743	792
West China Cement, Ltd. (Æ)	8,580,000	3,321
William Hill PLC	651,786	1,678
Wolseley PLC - ADR (Æ)	77,596	2,068
WPP PLC	1,234,390	14,360
Xstrata PLC	606,464	11,754

		879,229

United States - 0.8%
Autoliv, Inc. (Ñ)	34,700	2,474
MercadoLibre, Inc. (Æ)(Ñ)	103,312	6,832
Newmont Mining Corp.	221,400	13,477
Synthes, Inc. (Æ)(Ñ)	87,042	10,384
Tim Hortons, Inc. (Ñ)	135,802	5,105

		38,272

Total Common Stocks (cost $3,884,846)		4,473,668

Preferred Stocks - 0.2%
Brazil - 0.1%
Itau Unibanco Holding SA	227,000	5,540

Germany - 0.1%
Henkel AG & Co. KGaA	22,697	1,339
Volkswagen AG	7,204	1,083

		2,422

Total Preferred Stocks (cost $4,572)		7,962

Warrants & Rights - 0.7%
Spain - 0.0%
Banco Santander SA (Ñ) (Æ) 2011 Rights	616,434	102

Australia - 0.0%
Tabcorp Holdings, Ltd. (Æ) 2010 Rights	37,658	42

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares		Market Value $

Switzerland - 0.4%
Axis Bank, Ltd. (Æ) 2013 Warrants	195,300		6,419
UBS AG (Æ) 2011 Warrants	128,587		15,896

			22,315

United Kingdom - 0.1%
HSBC Bank PLC (Æ) 2020 Warrants	208,000		4,123
Standard Chartered PLC (Æ) 2010 Warrants	83,158		701

			4,824

United States - 0.2%
ITC, Ltd. (Æ) 2012 Warrants	656,300		2,517
JPMorgan Chase & Co. (Æ) 2015 Warrants	57,855		6,052

			8,569

Total Warrants & Rights (cost $31,754)			35,852

Short-Term Investments - 4.3%
United States - 4.3%
Russell U.S. Cash Management Fund (£)	206,228,945	(¥)	206,229

Total Short-Term Investments (cost $206,229)			206,229

Other Securities - 3.9%
Russell U.S. Cash Collateral Fund (×)	130,562,573	(¥)	130,563
State Street Securities Lending Quality Trust (×)	56,390,482	(¥)	56,233

Total Other Securities (cost $186,953)			186,796

Total Investments - 102.7% (identified cost $4,314,354)			4,910,507

Other Assets and Liabilities, Net - (2.7%)			(131,395)

Net Assets - 100.0%			4,779,112

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	81

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index Futures (Netherlands)	319	EUR	21,459	11/10	(39)
CAC-40 Index Futures (France)	1,326	EUR	50,580	11/10	969
DAX Index Futures (Germany)	235	EUR	38,890	12/10	3,164
EURO STOXX 50 Index Futures (EMU)	1,100	EUR	31,229	12/10	1,112
FTSE-100 Index Futures (UK)	694	GBP	39,287	12/10	1,132
Hang Seng Index Futures (Hong Kong)	52	HKD	59,730	11/10	(208)
IBEX 35 Index Futures (Spain)	108	EUR	11,572	11/10	290
MIB Index Futures (Spain)	144	EUR	15,395	12/10	608
MSCI Singapore Index Futures	11	SGD	813	11/10	(10)
SPI 200 Index Futures (Australia)	160	AUD	18,588	12/10	(17)
TOPIX Index Futures (Japan)	473	JPY	3,812,380	12/10	(1,633)

Short Positions
Hang Seng Index Futures (Hong Kong)	82	HKD	94,189	11/10	332
OMX 30 Index Futures (Sweden)	276	SEK	30,036	11/10	42
SPI 200 Index Futures (Australia)	341	AUD	39,616	12/10	108
Swiss Market Index Futures	633	CHF	41,006	12/10	(188)
TOPIX Index Futures (Japan)	136	JPY	1,096,160	12/10	402

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					6,064

See accompanying notes which are an integral part of the financial statements.

82	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	793	AUD	830	12/15/10	16
Bank of America	USD	43	DKK	235	12/15/10	1
Bank of America	USD	44	DKK	260	12/15/10	4
Bank of America	USD	344	EUR	247	11/02/10	—
Bank of America	USD	15,439	EUR	11,400	12/15/10	420
Bank of America	USD	5,134	GBP	3,260	11/01/10	89
Bank of America	USD	6,951	GBP	4,400	12/15/10	97
Bank of America	USD	1,354	HKD	10,500	12/15/10	1
Bank of America	USD	18	SGD	24	12/15/10	—
Bank of America	AUD	4,552	USD	4,477	12/15/10	41
Bank of America	EUR	4,000	USD	5,417	12/15/10	(147)
Bank of America	GBP	211	USD	336	11/01/10	(2)
Bank of America	GBP	2,987	USD	4,705	11/01/10	(82)
Bank of America	GBP	2,000	USD	3,159	12/15/10	(44)
Bank of America	HKD	219	USD	28	12/15/10	—
Bank of America	ILS	60	USD	16	12/15/10	—
Bank of America	JPY	310,000	USD	3,696	12/15/10	(157)
Barclays Bank PLC	USD	966	AUD	1,000	12/15/10	9
Barclays Bank PLC	USD	2,594	AUD	2,855	12/15/10	188
Barclays Bank PLC	USD	1,630	CHF	1,614	11/01/10	10
Barclays Bank PLC	USD	577	DKK	3,118	11/01/10	5
Barclays Bank PLC	USD	4,128	EUR	3,000	12/15/10	46
Barclays Bank PLC	USD	11,255	EUR	8,855	12/15/10	1,063
Barclays Bank PLC	USD	244	GBP	153	11/03/10	1
Barclays Bank PLC	USD	1,576	GBP	1,000	12/15/10	26
Barclays Bank PLC	USD	5,976	GBP	3,869	12/15/10	221
Barclays Bank PLC	USD	258	HKD	2,000	12/15/10	—
Barclays Bank PLC	USD	914	HKD	7,100	12/15/10	2
Barclays Bank PLC	USD	1,224	JPY	100,000	12/15/10	19
Barclays Bank PLC	USD	—	SGD	—	11/01/10	—
Barclays Bank PLC	USD	693	ZAR	4,844	11/04/10	(2)
Barclays Bank PLC	AUD	1,000	USD	958	12/15/10	(16)
Barclays Bank PLC	EUR	1,700	USD	2,316	12/15/10	(49)
Barclays Bank PLC	EUR	2,000	USD	2,781	12/15/10	(1)
Barclays Bank PLC	GBP	1,000	USD	1,577	12/15/10	(25)
Barclays Bank PLC	GBP	1,000	USD	1,570	12/15/10	(32)
Barclays Bank PLC	HKD	2,000	USD	258	12/15/10	—
Barclays Bank PLC	JPY	150,000	USD	1,798	12/15/10	(67)
BNP Paribas	USD	2,594	AUD	2,855	12/15/10	188
BNP Paribas	USD	11,258	EUR	8,855	12/15/10	1,060
BNP Paribas	USD	5,976	GBP	3,869	12/15/10	222
BNP Paribas	USD	914	HKD	7,100	12/15/10	2
BNP Paribas	USD	916	JPY	73,993	12/15/10	4
BNP Paribas	USD	7,852	JPY	657,833	12/15/10	326
BNP Paribas	AUD	1,520	USD	1,495	12/15/10	13
Brown Brothers Harriman & Co.	USD	1,136	AUD	1,153	12/15/10	(12)
Brown Brothers Harriman & Co.	USD	2,352	AUD	2,412	12/15/10	(1)
Brown Brothers Harriman & Co.	USD	3,556	AUD	3,944	12/15/10	288
Brown Brothers Harriman & Co.	USD	5,813	AUD	6,297	12/15/10	323
Brown Brothers Harriman & Co.	USD	10,028	AUD	10,459	12/15/10	165
Brown Brothers Harriman & Co.	USD	12,361	AUD	13,200	12/15/10	502
Brown Brothers Harriman & Co.	USD	1,113	CHF	1,103	11/01/10	8
Brown Brothers Harriman & Co.	USD	308	EUR	224	11/01/10	4

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	83

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Brown Brothers Harriman & Co.	USD	388	EUR	282	11/01/10	5
Brown Brothers Harriman & Co.	USD	1,870	EUR	1,342	11/01/10	(2)
Brown Brothers Harriman & Co.	USD	2,161	EUR	1,552	11/02/10	—
Brown Brothers Harriman & Co.	USD	615	EUR	442	11/03/10	—
Brown Brothers Harriman & Co.	USD	427	JPY	36,058	12/15/10	21
Brown Brothers Harriman & Co.	USD	8,033	JPY	650,768	12/15/10	57
Brown Brothers Harriman & Co.	AUD	1,448	USD	1,275	12/15/10	(136)
Brown Brothers Harriman & Co.	AUD	2,085	USD	1,980	12/15/10	(52)
Brown Brothers Harriman & Co.	AUD	2,500	USD	2,457	12/15/10	20
Brown Brothers Harriman & Co.	AUD	3,220	USD	3,154	12/15/10	17
Brown Brothers Harriman & Co.	EUR	7,000	USD	9,775	12/15/10	37
Brown Brothers Harriman & Co.	GBP	1,196	USD	1,906	11/01/10	(11)
Brown Brothers Harriman & Co.	GBP	1,366	USD	2,188	11/03/10	(1)
Brown Brothers Harriman & Co.	GBP	2,600	USD	4,154	12/15/10	(11)
Brown Brothers Harriman & Co.	HKD	8,600	USD	1,109	12/15/10	(1)
Brown Brothers Harriman & Co.	JPY	143,895	USD	1,749	12/15/10	(40)
Brown Brothers Harriman & Co.	JPY	148,593	USD	1,831	12/15/10	(16)
Brown Brothers Harriman & Co.	JPY	228,152	USD	2,709	12/15/10	(128)
Brown Brothers Harriman & Co.	JPY	310,000	USD	3,809	12/15/10	(45)
Brown Brothers Harriman & Co.	JPY	582,495	USD	6,973	12/15/10	(268)
Brown Brothers Harriman & Co.	JPY	1,115,646	USD	13,031	12/15/10	(839)
Brown Brothers Harriman & Co.	SGD	704	USD	544	11/03/10	—
Brown Brothers Harriman & Co.	SGD	2,257	USD	1,744	11/03/10	—
Calyon Securities	USD	54	EUR	39	12/15/10	—
Citibank	USD	12,580	NOK	77,464	12/15/10	618
Citibank	USD	12,167	SEK	88,314	12/15/10	1,036
Credit Suisse First Boston	USD	7,278	AUD	8,041	12/15/10	558
Credit Suisse First Boston	USD	132	DKK	714	12/15/10	1
Credit Suisse First Boston	USD	34	HKD	261	12/15/10	—
Credit Suisse First Boston	USD	84	HKD	654	12/15/10	—
Credit Suisse First Boston	USD	138	HKD	1,067	12/15/10	—
Credit Suisse First Boston	USD	387	HKD	3,007	12/15/10	1
Credit Suisse First Boston	USD	85	ILS	306	12/15/10	(1)
Credit Suisse First Boston	USD	335	ILS	1,208	12/15/10	(3)
Credit Suisse First Boston	USD	959	ILS	3,629	12/15/10	38
Credit Suisse First Boston	USD	227	JPY	18,525	11/01/10	3
Credit Suisse First Boston	USD	12,164	SEK	88,314	12/15/10	1,040
Credit Suisse First Boston	USD	22	SGD	29	12/15/10	—
Credit Suisse First Boston	USD	126	SGD	165	12/15/10	1
Credit Suisse First Boston	USD	141	SGD	189	12/15/10	6
Credit Suisse First Boston	USD	159	SGD	209	12/15/10	2
Credit Suisse First Boston	CHF	7,423	USD	7,311	12/15/10	(235)
Credit Suisse First Boston	DKK	1,258	USD	234	12/15/10	(1)
Credit Suisse First Boston	DKK	4,408	USD	761	12/15/10	(61)
Credit Suisse First Boston	EUR	8,758	USD	11,260	12/15/10	(923)
Credit Suisse First Boston	GBP	229	USD	353	12/15/10	(13)
Credit Suisse First Boston	JPY	310,368	USD	3,680	12/15/10	(178)
Deutsche Bank AG	USD	493	AUD	500	12/15/10	(6)
Deutsche Bank AG	USD	2,595	AUD	2,855	12/15/10	188
Deutsche Bank AG	USD	7,264	AUD	8,041	12/15/10	572
Deutsche Bank AG	USD	2,793	EUR	2,000	12/15/10	(11)
Deutsche Bank AG	USD	3,860	EUR	3,000	12/15/10	314
Deutsche Bank AG	USD	1,574	GBP	1,000	12/15/10	28

See accompanying notes which are an integral part of the financial statements.

84	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	USD	5,976	GBP	3,869	12/15/10	221
Deutsche Bank AG	USD	258	HKD	2,000	12/15/10	—
Deutsche Bank AG	USD	387	HKD	3,007	12/15/10	1
Deutsche Bank AG	USD	914	HKD	7,100	12/15/10	2
Deutsche Bank AG	USD	960	ILS	3,629	12/15/10	37
Deutsche Bank AG	USD	1,855	JPY	150,000	12/15/10	10
Deutsche Bank AG	USD	7,853	JPY	657,833	12/15/10	325
Deutsche Bank AG	USD	12,571	NOK	77,464	12/15/10	627
Deutsche Bank AG	USD	141	SGD	189	12/15/10	6
Deutsche Bank AG	CHF	7,423	USD	7,308	12/15/10	(237)
Deutsche Bank AG	DKK	710	USD	132	12/15/10	(1)
Deutsche Bank AG	DKK	4,408	USD	761	12/15/10	(61)
Deutsche Bank AG	EUR	3,000	USD	3,817	12/15/10	(357)
Deutsche Bank AG	EUR	8,758	USD	11,260	12/15/10	(923)
Deutsche Bank AG	GBP	229	USD	353	12/15/10	(14)
Deutsche Bank AG	HKD	152	USD	20	12/15/10	—
Deutsche Bank AG	ILS	125	USD	33	12/15/10	(2)
Deutsche Bank AG	JPY	310,368	USD	3,682	12/15/10	(176)
Deutsche Bank AG	SGD	95	USD	73	12/15/10	(1)
HSBC Bank PLC	USD	2,593	AUD	2,855	12/15/10	189
HSBC Bank PLC	USD	7,268	AUD	8,041	12/15/10	567
HSBC Bank PLC	USD	11,257	EUR	8,855	12/15/10	1,061
HSBC Bank PLC	USD	5,976	GBP	3,869	12/15/10	222
HSBC Bank PLC	USD	387	HKD	3,007	12/15/10	1
HSBC Bank PLC	USD	914	HKD	7,100	12/15/10	2
HSBC Bank PLC	USD	962	ILS	3,629	12/15/10	35
HSBC Bank PLC	USD	7,853	JPY	657,833	12/15/10	325
HSBC Bank PLC	USD	12,583	NOK	77,464	12/15/10	614
HSBC Bank PLC	USD	12,168	SEK	88,314	12/15/10	1,035
HSBC Bank PLC	USD	141	SGD	189	12/15/10	6
HSBC Bank PLC	CHF	7,423	USD	7,306	12/15/10	(240)
HSBC Bank PLC	DKK	4,408	USD	761	12/15/10	(61)
HSBC Bank PLC	EUR	1,500	USD	1,965	12/15/10	(122)
HSBC Bank PLC	EUR	8,758	USD	11,254	12/15/10	(929)
HSBC Bank PLC	GBP	229	USD	353	12/15/10	(13)
HSBC Bank PLC	JPY	310,368	USD	3,680	12/15/10	(179)
JP Morgan Chase Bank	USD	2,594	AUD	2,855	12/15/10	188
JP Morgan Chase Bank	USD	7,271	AUD	8,041	12/15/10	565
JP Morgan Chase Bank	USD	366	CHF	360	11/02/10	—
JP Morgan Chase Bank	USD	1,374	CHF	1,349	11/02/10	(4)
JP Morgan Chase Bank	USD	11,257	EUR	8,855	12/15/10	1,061
JP Morgan Chase Bank	USD	5,978	GBP	3,869	12/15/10	219
JP Morgan Chase Bank	USD	387	HKD	3,007	12/15/10	1
JP Morgan Chase Bank	USD	914	HKD	7,100	12/15/10	2
JP Morgan Chase Bank	USD	962	ILS	3,629	12/15/10	36
JP Morgan Chase Bank	USD	7,852	JPY	657,833	12/15/10	326
JP Morgan Chase Bank	USD	12,574	NOK	77,464	12/15/10	623
JP Morgan Chase Bank	USD	12,172	SEK	88,314	12/15/10	1,032
JP Morgan Chase Bank	USD	141	SGD	189	12/15/10	5
JP Morgan Chase Bank	CHF	7,423	USD	7,307	12/15/10	(238)
JP Morgan Chase Bank	DKK	4,408	USD	761	12/15/10	(61)
JP Morgan Chase Bank	EUR	8,758	USD	11,255	12/15/10	(928)
JP Morgan Chase Bank	GBP	229	USD	353	12/15/10	(14)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	85

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
JP Morgan Chase Bank	JPY	310,368	USD	3,680	12/15/10	(178)
Mellon Bank	USD	9,436	AUD	10,000	12/15/10	309
Mellon Bank	USD	5,976	GBP	3,869	12/15/10	222
Mellon Bank	USD	268	HKD	2,084	12/15/10	1
Mellon Bank	USD	914	HKD	7,100	12/15/10	2
Mellon Bank	USD	3,868	HKD	30,000	12/15/10	3
Mellon Bank	USD	200	ILS	754	12/15/10	7
Mellon Bank	USD	23,710	JPY	2,000,000	12/15/10	1,153
Mellon Bank	USD	139	SGD	185	12/15/10	4
Mellon Bank	AUD	100	USD	96	12/15/10	(2)
Mellon Bank	DKK	1,434	USD	250	12/15/10	(17)
Mellon Bank	EUR	400	USD	545	12/15/10	(12)
Mellon Bank	GBP	200	USD	314	12/15/10	(6)
Mellon Bank	JPY	20,000	USD	240	12/15/10	(9)
Morgan Stanley & Co., Inc.	USD	140	AUD	144	11/01/10	1
Morgan Stanley & Co., Inc.	USD	120	CAD	122	11/02/10	—
Morgan Stanley & Co., Inc.	USD	79	CHF	77	11/02/10	—
Morgan Stanley & Co., Inc.	USD	410	DKK	2,193	11/02/10	(1)
Morgan Stanley & Co., Inc.	USD	94	EUR	68	11/01/10	—
Morgan Stanley & Co., Inc.	USD	298	EUR	214	11/01/10	—
Morgan Stanley & Co., Inc.	USD	639	EUR	458	11/02/10	(1)
Morgan Stanley & Co., Inc.	USD	36	GBP	24	11/01/10	2
Morgan Stanley & Co., Inc.	USD	168	GBP	105	11/02/10	1
Morgan Stanley & Co., Inc.	USD	376	GBP	236	11/02/10	2
Morgan Stanley & Co., Inc.	USD	46	HKD	361	11/01/10	—
Morgan Stanley & Co., Inc.	USD	118	HKD	916	11/02/10	—
Morgan Stanley & Co., Inc.	USD	540	JPY	43,348	11/01/10	(1)
Morgan Stanley & Co., Inc.	USD	486	JPY	39,194	11/04/10	1
Morgan Stanley & Co., Inc.	USD	93	SEK	622	11/02/10	—
Morgan Stanley & Co., Inc.	EUR	7	USD	9	11/01/10	—
Morgan Stanley & Co., Inc.	JPY	156,000	USD	1,933	11/02/10	(5)
Northern Trust Co.	USD	57	DKK	323	12/15/10	3
Northern Trust Co.	HKD	823	USD	106	12/15/10	—
Northern Trust Co.	ILS	142	USD	38	12/15/10	(1)
Royal Bank of Canada	USD	3,545	AUD	3,931	12/15/10	286
Royal Bank of Canada	USD	11,257	EUR	8,855	12/15/10	1,061
Royal Bank of Canada	USD	7,850	JPY	657,833	12/15/10	328
Royal Bank of Canada	AUD	1,520	USD	1,495	12/15/10	13
Royal Bank of Scotland PLC	USD	129	CAD	131	11/03/10	—
Royal Bank of Scotland PLC	USD	1,956	CHF	1,936	11/01/10	12
Royal Bank of Scotland PLC	USD	25	CHF	25	11/03/10	—
Royal Bank of Scotland PLC	USD	371	CHF	366	11/03/10	—
Royal Bank of Scotland PLC	USD	688	CHF	690	12/15/10	13
Royal Bank of Scotland PLC	USD	2,699	CHF	2,758	12/15/10	105
Royal Bank of Scotland PLC	USD	3,733	CHF	3,758	12/15/10	87
Royal Bank of Scotland PLC	USD	7,357	CHF	7,073	12/15/10	(167)
Royal Bank of Scotland PLC	USD	17,362	CHF	17,435	12/15/10	361
Royal Bank of Scotland PLC	USD	1,660	DKK	8,887	11/02/10	(1)
Royal Bank of Scotland PLC	USD	289	DKK	1,549	11/03/10	—
Royal Bank of Scotland PLC	USD	133	DKK	708	12/15/10	(1)
Royal Bank of Scotland PLC	USD	116	EUR	83	12/15/10	—
Royal Bank of Scotland PLC	USD	389	EUR	280	12/15/10	—
Royal Bank of Scotland PLC	USD	2,662	EUR	1,986	12/15/10	101

See accompanying notes which are an integral part of the financial statements.

86	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	USD	3,353	EUR	2,427	12/15/10	23
Royal Bank of Scotland PLC	USD	8,656	EUR	6,207	12/15/10	(22)
Royal Bank of Scotland PLC	USD	14,356	EUR	10,481	12/15/10	224
Royal Bank of Scotland PLC	USD	32	GBP	21	12/15/10	1
Royal Bank of Scotland PLC	USD	624	GBP	394	12/15/10	7
Royal Bank of Scotland PLC	USD	2,769	GBP	1,753	12/15/10	39
Royal Bank of Scotland PLC	USD	2,865	GBP	1,865	12/15/10	123
Royal Bank of Scotland PLC	USD	29,750	GBP	19,000	12/15/10	685
Royal Bank of Scotland PLC	USD	37	HKD	285	12/15/10	—
Royal Bank of Scotland PLC	USD	178	HKD	1,379	12/15/10	—
Royal Bank of Scotland PLC	USD	37	ILS	132	12/15/10	—
Royal Bank of Scotland PLC	USD	270	JPY	22,225	12/15/10	6
Royal Bank of Scotland PLC	USD	416	NOK	2,452	12/15/10	2
Royal Bank of Scotland PLC	USD	1,221	NOK	7,781	12/15/10	105
Royal Bank of Scotland PLC	USD	3,174	NOK	18,722	12/15/10	15
Royal Bank of Scotland PLC	USD	30	SEK	199	12/15/10	—
Royal Bank of Scotland PLC	USD	143	SEK	955	12/15/10	(1)
Royal Bank of Scotland PLC	USD	606	SEK	4,062	12/15/10	1
Royal Bank of Scotland PLC	USD	1,705	SEK	12,715	12/15/10	196
Royal Bank of Scotland PLC	USD	2,718	SEK	19,498	12/15/10	197
Royal Bank of Scotland PLC	USD	3,131	SEK	21,697	12/15/10	113
Royal Bank of Scotland PLC	USD	12,890	SEK	84,818	12/15/10	(209)
Royal Bank of Scotland PLC	AUD	278	USD	272	12/15/10	1
Royal Bank of Scotland PLC	AUD	1,096	USD	1,016	12/15/10	(52)
Royal Bank of Scotland PLC	AUD	2,000	USD	1,951	12/15/10	2
Royal Bank of Scotland PLC	AUD	7,200	USD	6,908	12/15/10	(108)
Royal Bank of Scotland PLC	CHF	1,076	USD	1,096	12/15/10	2
Royal Bank of Scotland PLC	CHF	2,428	USD	2,512	12/15/10	44
Royal Bank of Scotland PLC	CHF	2,959	USD	3,063	12/15/10	55
Royal Bank of Scotland PLC	CHF	4,089	USD	4,234	12/15/10	78
Royal Bank of Scotland PLC	CHF	10,321	USD	10,621	12/15/10	129
Royal Bank of Scotland PLC	CHF	17,861	USD	18,390	12/15/10	233
Royal Bank of Scotland PLC	DKK	581	USD	108	12/15/10	—
Royal Bank of Scotland PLC	EUR	316	USD	441	12/15/10	1
Royal Bank of Scotland PLC	EUR	1,000	USD	1,394	12/15/10	3
Royal Bank of Scotland PLC	EUR	2,237	USD	2,826	12/15/10	(286)
Royal Bank of Scotland PLC	EUR	2,607	USD	3,408	12/15/10	(218)
Royal Bank of Scotland PLC	EUR	2,711	USD	3,450	12/15/10	(322)
Royal Bank of Scotland PLC	EUR	3,636	USD	4,676	12/15/10	(382)
Royal Bank of Scotland PLC	EUR	3,874	USD	5,381	12/15/10	(8)
Royal Bank of Scotland PLC	EUR	4,000	USD	5,385	12/15/10	(180)
Royal Bank of Scotland PLC	EUR	6,500	USD	9,043	12/15/10	1
Royal Bank of Scotland PLC	EUR	25,000	USD	34,062	12/15/10	(714)
Royal Bank of Scotland PLC	GBP	123	USD	198	11/03/10	—
Royal Bank of Scotland PLC	GBP	341	USD	539	12/15/10	(8)
Royal Bank of Scotland PLC	GBP	500	USD	792	12/15/10	(9)
Royal Bank of Scotland PLC	GBP	784	USD	1,237	12/15/10	(19)
Royal Bank of Scotland PLC	GBP	1,016	USD	1,601	12/15/10	(26)
Royal Bank of Scotland PLC	GBP	1,550	USD	2,387	12/15/10	(96)
Royal Bank of Scotland PLC	GBP	1,753	USD	2,730	12/15/10	(79)
Royal Bank of Scotland PLC	GBP	2,500	USD	4,004	12/15/10	—
Royal Bank of Scotland PLC	GBP	10,200	USD	16,090	12/15/10	(249)
Royal Bank of Scotland PLC	HKD	1,217	USD	157	12/15/10	—

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	87

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	HKD	5,600	USD	723	12/15/10	—
Royal Bank of Scotland PLC	HKD	21,300	USD	2,746	12/15/10	(2)
Royal Bank of Scotland PLC	JPY	100,000	USD	1,232	12/15/10	(11)
Royal Bank of Scotland PLC	JPY	280,000	USD	3,481	12/15/10	—
Royal Bank of Scotland PLC	JPY	1,450,000	USD	17,347	12/15/10	(679)
Royal Bank of Scotland PLC	NOK	20,808	USD	3,341	12/15/10	(204)
Royal Bank of Scotland PLC	NOK	35,978	USD	5,840	12/15/10	(290)
Royal Bank of Scotland PLC	NOK	78,314	USD	12,847	12/15/10	(495)
Royal Bank of Scotland PLC	SEK	5,546	USD	826	12/15/10	(3)
Royal Bank of Scotland PLC	SEK	18,097	USD	2,673	12/15/10	(33)
Royal Bank of Scotland PLC	SGD	13	USD	10	12/15/10	—
Royal Bank of Scotland PLC	SGD	178	USD	137	12/15/10	(1)
Royal Bank of Scotland PLC	SGD	691	USD	517	12/15/10	(17)
Societe Generale	USD	2,595	AUD	2,855	12/15/10	188
Societe Generale	USD	11,261	EUR	8,855	12/15/10	1,056
Societe Generale	USD	60,232	EUR	45,000	12/15/10	2,366
Societe Generale	USD	7,850	JPY	657,833	12/15/10	328
Societe Generale	GBP	2,000	USD	3,137	12/15/10	(66)
State Street Bank & Trust Co.	USD	293	AUD	301	11/01/10	2
State Street Bank & Trust Co.	USD	964	AUD	1,000	12/15/10	10
State Street Bank & Trust Co.	USD	17	BRL	29	11/03/10	—
State Street Bank & Trust Co.	USD	133	BRL	226	11/03/10	—
State Street Bank & Trust Co.	USD	178	BRL	303	11/03/10	—
State Street Bank & Trust Co.	USD	525	BRL	893	11/03/10	1
State Street Bank & Trust Co.	USD	195	EUR	140	11/01/10	—
State Street Bank & Trust Co.	USD	923	EUR	664	11/01/10	1
State Street Bank & Trust Co.	USD	250	EUR	180	11/02/10	—
State Street Bank & Trust Co.	USD	292	EUR	210	11/03/10	—
State Street Bank & Trust Co.	USD	249	EUR	184	12/15/10	7
State Street Bank & Trust Co.	USD	4,131	EUR	3,000	12/15/10	42
State Street Bank & Trust Co.	USD	8,876	GBP	5,560	11/01/10	33
State Street Bank & Trust Co.	USD	390	GBP	244	11/05/10	1
State Street Bank & Trust Co.	USD	705	GBP	440	11/05/10	(1)
State Street Bank & Trust Co.	USD	13	GBP	8	12/15/10	—
State Street Bank & Trust Co.	USD	47	GBP	30	12/15/10	1
State Street Bank & Trust Co.	USD	897	GBP	579	12/15/10	30
State Street Bank & Trust Co.	USD	1,583	GBP	1,000	12/15/10	19
State Street Bank & Trust Co.	USD	274	HKD	2,128	11/01/10	—
State Street Bank & Trust Co.	USD	950	HKD	7,372	11/01/10	1
State Street Bank & Trust Co.	USD	1,561	HKD	12,103	11/02/10	1
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/15/10	—
State Street Bank & Trust Co.	USD	248	JPY	20,003	11/04/10	1
State Street Bank & Trust Co.	USD	1,802	JPY	150,000	12/15/10	63
State Street Bank & Trust Co.	USD	161	SGD	209	11/03/10	—
State Street Bank & Trust Co.	AUD	472	USD	461	11/01/10	(1)
State Street Bank & Trust Co.	AUD	800	USD	782	12/15/10	2
State Street Bank & Trust Co.	CHF	—	USD	—	11/01/10	—
State Street Bank & Trust Co.	CHF	—	USD	—	11/01/10	—
State Street Bank & Trust Co.	EUR	1,049	USD	1,456	11/01/10	(4)
State Street Bank & Trust Co.	EUR	1,961	USD	2,702	11/01/10	(26)
State Street Bank & Trust Co.	EUR	3,183	USD	4,427	11/01/10	(3)
State Street Bank & Trust Co.	EUR	4,200	USD	5,828	12/15/10	(14)
State Street Bank & Trust Co.	GBP	8	USD	13	11/01/10	—

See accompanying notes which are an integral part of the financial statements.

88	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	HKD	5,600	USD	723	12/15/10	—
State Street Bank & Trust Co.	GBP	53	USD	84	11/01/10	(1)
State Street Bank & Trust Co.	GBP	702	USD	1,118	11/01/10	(8)
State Street Bank & Trust Co.	GBP	502	USD	802	11/02/10	(2)
State Street Bank & Trust Co.	GBP	1,400	USD	2,221	12/15/10	(21)
State Street Bank & Trust Co.	HKD	2,900	USD	374	12/15/10	—
State Street Bank & Trust Co.	JPY	3,882	USD	48	11/01/10	(1)
State Street Bank & Trust Co.	JPY	65,761	USD	815	11/02/10	(2)
State Street Bank & Trust Co.	JPY	170,000	USD	2,072	12/15/10	(42)
State Street Bank & Trust Co.	SGD	167	USD	129	11/02/10	—
State Street Bank & Trust Co.	SGD	306	USD	237	11/03/10	—
UBS AG	USD	277	EUR	199	11/01/10	—
UBS AG	USD	871	EUR	625	11/02/10	(1)
UBS AG	USD	333	GBP	209	11/02/10	2
UBS AG	USD	687	GBP	431	11/02/10	4
UBS AG	USD	617	HKD	4,788	11/01/10	—
UBS AG	USD	880	HKD	6,822	11/02/10	—
UBS AG	USD	336	JPY	27,087	11/04/10	1
UBS AG	USD	529	SGD	686	11/03/10	—
UBS AG	USD	772	ZAR	5,393	11/04/10	(2)
UBS AG	HKD	288	USD	37	12/15/10	—
UBS AG	JPY	150,000	USD	1,833	12/15/10	(31)
Westpac Banking Corp.	USD	213	AUD	222	12/15/10	3
Westpac Banking Corp.	USD	908	AUD	1,000	12/15/10	66
Westpac Banking Corp.	USD	195	CHF	190	12/15/10	(1)
Westpac Banking Corp.	USD	25	DKK	136	12/15/10	—
Westpac Banking Corp.	USD	756	EUR	554	12/15/10	15
Westpac Banking Corp.	USD	5,734	EUR	4,500	12/15/10	526
Westpac Banking Corp.	USD	537	GBP	341	12/15/10	9
Westpac Banking Corp.	USD	2,786	GBP	1,800	12/15/10	98
Westpac Banking Corp.	USD	66	HKD	510	12/15/10	—
Westpac Banking Corp.	USD	174	HKD	1,349	12/15/10	—
Westpac Banking Corp.	USD	515	HKD	4,000	12/15/10	1
Westpac Banking Corp.	USD	21	ILS	75	12/15/10	—
Westpac Banking Corp.	USD	90	ILS	341	12/15/10	4
Westpac Banking Corp.	USD	534	JPY	44,607	12/15/10	20
Westpac Banking Corp.	USD	2,982	JPY	250,000	12/15/10	125
Westpac Banking Corp.	USD	20	NOK	116	12/15/10	—
Westpac Banking Corp.	USD	78	SEK	523	12/15/10	1
Westpac Banking Corp.	USD	18	SGD	25	12/15/10	1
Westpac Banking Corp.	USD	43	SGD	56	12/15/10	1
Westpac Banking Corp.	USD	238	SGD	320	12/15/10	9
Westpac Banking Corp.	DKK	574	USD	98	12/15/10	(9)
Westpac Banking Corp.	EUR	1,000	USD	1,304	12/15/10	(87)
Westpac Banking Corp.	GBP	500	USD	781	12/15/10	(20)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						17,026

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	89

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$144,981	$—	$—	$144,981	3.0
Austria	2,458	—	—	2,458	0.1
Belgium	37,924	—	—	37,924	0.8
Bermuda	84,349	—	—	84,349	1.8
Brazil	110,251	—	—	110,251	2.3
Canada	160,358	—	—	160,358	3.4
Cayman Islands	38,464	—	—	38,464	0.8
China	59,743	—	—	59,743	1.2
Colombia	2,954	—	—	2,954	0.1
Czech Republic	4,641	—	—	4,641	0.1
Denmark	61,606	—	—	61,606	1.3
Finland	53,873	—	—	53,873	1.1
France	420,255	—	—	420,255	8.8
Germany	311,506	—	—	311,506	6.5
Hong Kong	77,462	—	—	77,462	1.6
India	56,042	—	—	56,042	1.2
Indonesia	18,555	—	—	18,555	0.4
Ireland	16,837	—	—	16,837	0.4
Israel	27,893	—	—	27,893	0.6
Italy	86,395	—	—	86,395	1.8
Japan	758,800	—	—	758,800	15.9
Luxembourg	10,195	—	—	10,195	0.2
Malaysia	7,732	—	—	7,732	0.2
Mauritius	7,123	—	—	7,123	0.1
Mexico	17,595	—	—	17,595	0.4
Netherlands	206,677	—	—	206,677	4.3
Netherlands Antilles	283	—	—	283	—	*
New Zealand	3,776	—	—	3,776	0.1
Norway	11,268	—	—	11,268	0.2
Panama	2,847	—	—	2,847	0.1
Russia	15,723	—	—	15,723	0.3
Singapore	57,594	—	—	57,594	1.2
South Africa	51,692	—	—	51,692	1.1
South Korea	40,689	—	—	40,689	0.8
Spain	134,824	—	—	134,824	2.8
Sweden	48,621	—	—	48,621	1.0
Switzerland	359,793	—	—	359,793	7.5
Taiwan	27,171	—	—	27,171	0.6
Thailand	6,292	—	—	6,292	0.1
Turkey	10,925	—	—	10,925	0.2
United Kingdom	879,099	—	130	879,229	18.4
United States	38,272	—	—	38,272	0.8
Preferred Stocks	7,962	—	—	7,962	0.2
Warrants & Rights	35,810	42	—	35,852	0.7
Short-Term Investments	—	206,229	—	206,229	4.3
Other Securities	—	186,796	—	186,796	3.9

Total Investments	4,517,310	393,067	130	4,910,507	102.7

Other Assets and Liabilities, Net					(2.7)

					100.0

See accompanying notes which are an integral part of the financial statements.

90	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Futures Contracts	6,064	—	—	6,064	0.1
Foreign Currency Exchange Contracts	28	16,998	—	17,026	0.4

Total Other Financial Instruments	$6,092	$16,998	$—	$23,090

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending December 31, 2010 were less than 1% of net assets.

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$30,674
Daily variation margin on futures contracts*	8,156	—

Total	$8,156	$30,674

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$13,648
Daily variation margin on futures contracts*	2,095	—

Total	$2,095	$13,648

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,814	$—
Foreign currency-related transactions	—	5,679

Total	$6,814	$5,679

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$16,484	$—
Foreign currency-related transactions	—	4,140

Total	$16,484	$4,140

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	91

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Global Equity Fund - Class A
	Total Return
1 Year	10.02%
Inception*	(4.72	)%§

Russell Global Equity Fund - Class C
	Total Return
1 Year	15.76%
Inception*	(3.94	)%§

Russell Global Equity Fund - Class E
	Total Return
1 Year	16.59%
Inception*	(3.22	)%§

Russell Global Equity Fund - Class S
	Total Return
1 Year	16.92%
Inception*	(2.94	)%§

Russell Global Equity Fund - Class Y ‡
	Total Return
1 Year	17.06%
Inception*	(2.85	)%§

MSCI World Index Net (USD)**
	Total Return
1 Year	12.74%
Inception*	(3.17	)%§

92	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Global Equity Fund Class A, Class C, Class E Class S and Class Y Shares gained 16.66%, 15.76%, 16.59%, 16.92% and 17.06% respectively. This is compared to the MSCI World Net Dividend® Index (USD) which gained 12.74% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Global Large-Cap Core Funds Average gained 13.29%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

In a continuance of the trend seen during the global financial crisis, equity markets experienced rapid declines as well as significant rises over the last twelve months, and in total finished the period more than 12% ahead in absolute terms. Although these large market price fluctuations impacted Fund performance, the magnitude of this influence was relatively mild. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis, proved challenging for those money managers with exposure to European financials. However, these same managers recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of Fund managers to purchase what they believed to be well-managed, global companies that they believed had been unduly penalized, in a stock price context. Many of these firms had the majority of their revenue originating from products and services sold outside of Europe, making them less fundamentally tied to the region. These tactical purchases proved beneficial to fund returns over the course of the fiscal year.

The Fund outperformed the benchmark during the first two months of the period, but was then temporarily negatively impacted by the crisis in Europe. However, by the spring of 2010, the money managers had adjusted to the market environment and a mix of existing and new purchases had a positive impact on performance. Excess returns became increasingly positive for the Fund throughout the remainder of the fiscal year ending October 31, 2010.

From a regional perspective, the United States and Pacific region ex Japan experienced the greatest gains at just over 16% each, as measured by the MSCI USA Index and MSCI Pacific ex Japan Index, respectively, during the full fiscal year. While Fund managers found attractive opportunities and long-term secular growth in these areas, the Fund’s 9% combined underweight to these regions proved modestly detractive to performance in the period. The small overweight to Europe was also a drag on performance from an allocation standpoint; however, stock selection in the region overcame this. Despite these marginal headwinds, the close-to-10% overweight to emerging markets boosted returns as this region exceeded developed markets by 11%, as measured by the MSCI Emerging Market Index relative to MSCI World Net Dividend Index, the Fund’s benchmark during the fiscal year. Beyond the impact of allocation decisions, nearly 80% of the excess return was generated by strong stock selection across all regions, with the sole exception of Japan. Regional allocation shifts were modest in the period, with the underweight to the US and Japan being reduced by roughly 1.5% and the overweight to Europe also decreasing by 3%. Allocation to emerging markets rose by slightly less than 1%.

At a sector level, the Fund had positive stock selection across the majority of sectors, with the exception of financials and utilities, where holdings trailed the benchmark. The areas of most notable success were holdings among consumer discretionary, materials, and industrial stocks. Consumer demand has been recovering slowly in the developed world, but the rapid expansion of the middle class in the emerging world fueled demand for staples and luxury goods, a trend Fund managers recognized and benefited from. Beyond this, the continuing build out of infrastructure in many emerging nations provided a favorable backdrop to commodities and industrial companies, with the Fund’s holdings in gold mining and transportation companies faring particularly well. While Fund managers did well across most sectors, financials holdings, particularly those in Chinese real estate companies and European banks, faced pressure amid concerns about potential overheating in the former and default risk in the latter. Ultimately, both sectors experienced positive returns and the shortfall realized by the Fund was one of opportunity cost, not absolute price decline. The Fund’s most meaningful allocation shifts during the fiscal year occurred in the health care, consumer discretionary, and information technology sectors. The former two sectors were reduced by more than 2% each in favor of technology related firms (4.5% increase). These moves modestly changed the complexion of the Fund, but overall a pro-cyclical stance remained at year-end with the largest overweights (4.5%+) existing in consumer discretionary and technology. The largest underweight in the Fund remained in the financial sector.

Russell Global Equity Fund	93

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Sector allocation decisions by the money managers had a noticeably positive contribution, resulting in nearly half of the Fund’s outperformance relative to the benchmark for the fiscal year. However, the majority of the excess return was still generated through strong stock selection.

Four of the Fund’s six managers had positive stock selection, while the value-oriented strategies contributed a somewhat larger portion of the Fund’s outperformance during the fiscal year. Stock selection was strongest in the energy, consumer discretionary and materials sectors for these managers. The Fund’s growth managers experienced more mixed success, with the core and quality growth managers doing very well as stock selection in consumer discretionary, technology, and emerging markets contributing positively to performance. However, Gartmore Global Partners, the Fund’s aggressive, momentum growth manager, only matched the benchmark during the period, as it struggled to deal with sharp changes in market leadership.

The Fund’s near-10% overweight to emerging markets added to performance, as these markets notably outperformed developed markets by 11%, as measured by the MSCI Emerging Markets Index relative to the MSCI World Net Dividend Index, the Fund’s benchmark. Overweights in Brazil, Mexico, and China were the largest positive contributors to Fund performance in this area.

The Fund’s core growth manager, T. Rowe Price International, Inc. outperformed in a market where its exposures to consumer stocks, industrial stocks, and especially technology stocks were rewarded. This manager’s holdings among emerging markets companies also proved additive.

Gartmore Global Partners’ aggressive growth strategy was flat versus the benchmark over the fiscal year, as it faced headwinds to momentum and earnings factors. While the manager achieved modest stock selection success in a number of areas, this was completely offset by poor selection in Japan and among financial holdings.

MFS Institutional Advisors, Inc. outperformed the benchmark. The main source of its success was strong stock selection among luxury goods companies, as well as timely avoidance of the troubled financials area.

Tradewinds Global Investors, LLC was the Fund’s best performing manager throughout the fiscal year on the basis of strong stock selection in materials stocks, especially North American-based gold and uranium mining companies. Stock selection among energy and consumer staples were also additive, as was the noticeable underweight to financials.

The Fund’s large cap value manager, Harris Associates L.P., also outperformed the benchmark during the fiscal year. Harris aggressively rotated into select European stocks that were sold off during the Greek debt crisis. Specifically, the manager purchased a number of very attractively priced, high quality global franchises in the region. As the market realized that these types of companies were minimally impacted by the local economic woes of Europe, the price of these stocks recovered rapidly during the middle of 2010.

Describe any changes to the Fund’s structure or the money manager line-up.

On October 1, 2010, GLG, Inc. was added to the Fund.

Money Managers as of October 31, 2010	Styles
Gartmore Global Partners	Growth
GLG, Inc.	Market-Oriented/Growth bias
Harris Associates L.P.	Value
MFS Institutional Advisors, Inc.	Growth
Tradewinds Global Investors, LLC	Value
T. Rowe Price International, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on February 28, 2007.

**

The Morgan Stanley Capital International (MSCI) World Net Dividend® Index (USD) is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

94	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.10	$1,017.74
Expenses Paid During Period*	$7.62	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,037.20	$1,013.96
Expenses Paid During Period*	$11.45	$11.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.10	$1,017.69
Expenses Paid During Period*	$7.67	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,043.20	$1,019.00
Expenses Paid During Period*	$6.33	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Equity Fund	95

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,044.40	$1,019.86
Expenses Paid During Period*	$5.46	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

96	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 88.4%
Australia - 0.9%
Brambles, Ltd.	1,068,300	6,666
Minara Resources, Ltd. (Æ)(Ñ)	1,473,611	1,097
Newcrest Mining, Ltd.	365,892	14,322

		22,085

Belgium - 0.3%
Ageas	870,490	2,676
Anheuser-Busch InBev NV	65,517	4,107

		6,783

Bermuda - 0.2%
China Hongxing Sports, Ltd.	6,320,000	854
Guoco Group, Ltd.	142,000	1,737
Seadrill, Ltd.	75,276	2,280

		4,871

Brazil - 1.6%
BM&F Bovespa SA	511,866	4,290
BrasilAgro - Companhia Brasileira de Propriedades Agricolas (Æ)	285,500	1,681
Centrais Eletricas Brasileiras SA - ADR	327,697	5,358
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)	34,100	1,567
Itau Unibanco Holding SA - ADR	170,100	4,178
Petroleo Brasileiro SA - ADR	545,300	17,088
Tam SA - ADR (Ñ)	179,200	4,421

		38,583

Canada - 3.1%
Barrick Gold Corp.	402,400	19,351
Cameco Corp. Class A	324,200	10,037
Canadian National Railway Co.	300,800	19,486
Dundee Precious Metals, Inc.	381,800	2,265
Gabriel Resources, Ltd. (Æ)	482,000	2,982
Medoro Resources, Ltd. (Æ)(Þ)	463,504	873
Nexen, Inc.	75,300	1,603
Potash Corp. of Saskatchewan, Inc.	14,900	2,162
Suncor Energy, Inc.	181,000	5,794
Teck Resources, Ltd. Class B	121,939	5,456
Uranium Participation Corp. (Æ)	549,529	3,922
Westjet Airlines, Ltd.	104,177	1,284
Westjet Airlines, Ltd.	31,200	384

		75,599

Cayman Islands - 1.3%
Baidu, Inc. - ADR (Æ)	41,500	4,566
Ctrip.com International, Ltd. - ADR (Æ)	84,700	4,410
Hengan International Group Co., Ltd.	420,000	3,956
Hutchison Telecommunications Hong Kong Holdings, Ltd.	6,026,100	1,866
NagaCorp, Ltd.	8,124,000	1,467
New Oriental Education & Technology Group - ADR (Æ)	28,391	3,048
Tencent Holdings, Ltd.	307,400	7,039

	Principal Amount ($) or Shares	Market Value $

Wynn Macau, Ltd. (Æ)	2,230,000	4,931

		31,283

China - 1.2%
Agricultural Bank of China, Ltd. Class H (Æ)	4,909,000	2,590
Bank of China, Ltd.	5,988,513	3,585
BBMG Corp.	995,500	1,415
China Construction Bank Corp. Class H	8,616,000	8,215
China Shenhua Energy Co., Ltd.	1,046,000	4,656
China South Locomotive and Rolling Stock Corp.	906,000	922
Dongfeng Motor Group Co., Ltd. Class H	2,138,000	4,634
Sinopharm Group Co. Class H	591,600	2,324

		28,341

Denmark - 0.2%
Novo Nordisk A/S Class B	49,206	5,180

Egypt - 0.1%
Oriental Weavers	238,169	1,320

Finland - 0.1%
Nokia OYJ - ADR (Ñ)	143,000	1,527
UPM-Kymmene OYJ	91,800	1,527

		3,054

France - 4.9%
Areva SA (Ñ)	5,550	2,540
BNP Paribas	47,583	3,480
Club Mediterranee SA (Æ)	61,236	1,198
Compagnie de St.-Gobain	31,244	1,459
Compagnie Generale des Etablissements Michelin Class B	49,500	3,937
Electric De France SA	133,300	6,109
Eutelsat Communications	145,156	5,452
Faurecia (Æ)	41,453	1,117
Group Danone SA	301,411	19,077
Legrand SA - ADR	525,429	20,286
LVMH Moet Hennessy Louis Vuitton SA - ADR	131,282	20,574
Pernod-Ricard SA (Ñ)	200,915	17,816
Publicis Groupe SA - ADR (Ñ)	185,000	9,215
Thales SA	200,100	8,159

		120,419

Germany - 4.8%
Aixtron AG (Ñ)	70,217	2,292
Allianz SE	113,000	14,161
Bayer AG	128,726	9,607
Continental AG (Æ)	52,152	4,531
Daimler AG (Æ)	205,175	13,544
Deutsche Boerse AG	87,047	6,126
Deutsche Telekom AG - ADR	205,500	2,961
Linde AG	180,629	26,007
MAN SE	37,747	4,150

Russell Global Equity Fund	97

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Merck KGaA	118,914	9,905
SAP AG - ADR	240,600	12,548
Siemens AG	56,154	6,415
Wacker Chemie AG	16,387	3,381

		115,628

Hong Kong - 0.6%
AIA Group, Ltd. (Æ)	1,308,747	3,892
Bank of East Asia, Ltd.	528,400	2,256
China Overseas Land & Investment, Ltd.	578,000	1,215
CNOOC, Ltd.	616,864	1,278
Hutchison Whampoa, Ltd. (Ñ)	609,000	6,003

		14,644

India - 1.0%
Axis Bank, Ltd.	88,400	2,927
Container Corp. of India	81,250	2,407
GMR Infrastructure, Ltd. (Æ)	2,741,829	3,302
Housing Development Finance Corp.	236,531	3,661
ICICI Bank, Ltd. - ADR	25,387	1,335
Kotak Mahindra Bank, Ltd.	276,452	2,889
Reliance Industries, Ltd.	227,352	5,610
United Spirits, Ltd.	94,154	3,169

		25,300

Indonesia - 0.1%
PT Medco Energi International Tbk (Æ)	4,460,000	2,034
Telekomunikasi Indonesia Tbk PT - ADR	34,500	1,393

		3,427

Ireland - 1.6%
Accenture PLC Class A (Ñ)	896,990	40,104

Italy - 0.8%
ERG SpA	516,000	7,124
Intesa Sanpaolo SpA	2,625,602	9,236
Telecom Italia SpA	2,453,000	3,005

		19,365

Japan - 6.4%
77 Bank, Ltd. (The)	257,000	1,214
Aeon Mall Co., Ltd. (Ñ)	188,600	4,425
Ajinomoto Co., Inc.	142,000	1,355
All Nippon Airways Co., Ltd.	617,000	2,339
Canon, Inc.	250,200	11,566
Daiwa Securities Group, Inc. (Ñ)	4,524,200	18,441
Fields Corp.	744	951
Futaba Corp.	118,000	2,073
Hakuhodo DY Holdings, Inc.	11,470	574
Honda Motor Co., Ltd.	321,700	11,741
Inpex Corp.	280	1,456
Japan Digital Laboratory Co., Ltd.	35,000	351
Kao Corp.	119,800	3,042
KDDI Corp.	580	3,125
Kirin Holdings Co., Ltd.	210,000	2,881
Mitsubishi Corp.	179,000	4,304

	Principal Amount ($) or Shares	Market Value $

Mitsubishi UFJ Financial Group, Inc.	842,400	3,926
Mitsui & Co., Ltd.	267,900	4,211
MS&AD Insurance Group Holdings	129,400	3,108
Nippon Telegraph & Telephone Corp.	312,600	14,199
Nissin Foods Holdings Co., Ltd. (Ñ)	40,300	1,460
Nomura Holdings, Inc.	299,900	1,558
NTT DoCoMo, Inc.	1,064	1,792
Panasonic Corp.	110,000	1,617
Rohm Co., Ltd.	203,000	12,664
Sankyo Co., Ltd.	40,600	2,164
Sanshin Electronics Co., Ltd.	156,000	1,264
Seven & I Holdings Co., Ltd.	149,200	3,473
Shin-Etsu Chemical Co., Ltd.	60,800	3,079
Sumitomo Mitsui Financial Group, Inc.	65,600	1,966
Sumitomo Osaka Cement Co., Ltd. (Ñ)	1,627,000	3,154
Sumitomo Trust & Banking Co., Ltd. (The)	1,200,000	6,576
T&D Holdings, Inc.	43,800	898
Takeda Pharmaceutical Co., Ltd.	30,600	1,434
Toppan Printing Co., Ltd. (Ñ)	401,000	3,229
Toyota Motor Corp.	368,000	13,075
TV Asahi Corp.	1,578	2,224

		156,909

Luxembourg - 0.6%
ArcelorMittal (Ñ)	293,500	9,434
Stolt-Nielsen SA Class A (Ñ)	260,000	4,662

		14,096

Mexico - 1.0%
America Movil SAB de CV - ADR	188,300	10,782
Fomento Economico Mexicano SAB de CV - ADR	56,300	3,091
Grupo Financiero Banorte SAB de CV Class O	559,300	2,386
Grupo Televisa SA - ADR	325,800	7,314

		23,573

Netherlands - 2.3%
Akzo Nobel NV	268,946	15,968
Heineken NV	458,275	23,230
LyondellBasell Industries NV Class A (Æ)	101,440	2,725
TNT NV - ADR	492,132	13,083
X5 Retail Group NV - GDR (Æ)	776	32

		55,038

Netherlands Antilles - 0.3%
Schlumberger, Ltd.	94,600	6,612

Norway - 0.2%
StatoilHydro ASA - ADR	223,925	4,888

Panama - 0.7%
Carnival Corp.	380,500	16,426

98	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Portugal - 0.1%
Portugal Telecom SGPS SA	127,413	1,839

Russia - 0.8%
Federal Hydrogenerating Co. JSC - ADR (Æ)	530,200	2,744
Gazprom OAO - ADR	306,200	6,690
MMC Norilsk Nickel - ADR	144,751	2,700
Polyus Gold OJSC - ADR	28,203	843
Rosneft Oil Co. - GDR	369,526	2,576
Sberbank of Russia	843,783	2,772

		18,325

South Africa - 0.6%
AngloGold Ashanti, Ltd. - ADR	73,784	3,476
Gold Fields, Ltd. - ADR	455,000	7,120
MTN Group, Ltd.	145,041	2,609
Simmer & Jack Mines, Ltd. - ADR (Æ)	8,949,100	1,124

		14,329

South Korea - 0.9%
Korea Electric Power Corp. - ADR	352,000	4,650
KT Corp. - ADR (Ñ)	57,350	1,186
Samsung Electronics Co., Ltd.	22,798	15,094
SK Telecom Co., Ltd. - ADR	81,150	1,496

		22,426

Spain - 1.2%
Banco Santander SA - ADR	889,716	11,431
Telefonica SA - ADR (Ñ)	625,545	16,890

		28,321

Sweden - 0.2%
Telefonaktiebolaget LM Ericsson Class B	541,326	5,948

Switzerland - 5.2%
Adecco SA	238,000	13,302
Clariant AG (Æ)	62,096	1,050
Compagnie Financiere Richemont SA	530,261	26,447
Credit Suisse Group AG	250,500	10,348
Givaudan SA	3,075	3,169
Julius Baer Group, Ltd.	388,000	16,379
Nestle SA	571,225	31,288
Novartis AG	119,600	6,934
Transocean, Ltd. (Æ)	115,000	7,286
UBS AG (Æ)	565,000	9,565

		125,768

Thailand - 0.0%
Bangkok Bank PCL	169,100	872

Turkey - 0.1%
Turkcell Iletisim Hizmet AS - ADR	150,200	2,693
Yapi ve Kredi Bankasi AS (Æ)	20,888	80

		2,773

	Principal Amount ($) or Shares	Market Value $

United Arab Emirates - 0.2%
DP World, Ltd.	10,000,000	5,990

United Kingdom - 8.5%
Aggreko PLC	75,155	1,897
Anglo American PLC	279,824	13,039
ARM Holdings PLC	899,356	5,235
Autonomy Corp. PLC (Æ)	89,040	2,086
British Airways PLC (Æ)	433,711	1,881
Centrica PLC	1,097,170	5,840
Diageo PLC	1,361,028	25,123
Enterprise Inns PLC (Æ)	1,526,669	2,791
Experian PLC	919,790	10,693
HSBC Holdings PLC	260,602	2,710
Intercontinental Hotels Group PLC	58,775	1,137
Lloyds Banking Group PLC (Æ)	2,020,617	2,232
Pearson PLC	172,376	2,636
Petrofac, Ltd.	153,448	3,597
Punch Taverns PLC - ADR	1,043,436	1,199
Reckitt Benckiser Group PLC	344,877	19,292
Reed Elsevier PLC	801,000	6,867
Rio Tinto PLC - ADR	179,969	11,639
Rolls-Royce Group PLC Class C (Æ)	169,349,632	271
Rolls-Royce Group PLC (Æ)	2,628,488	27,271
Standard Chartered PLC	239,475	6,928
Tesco PLC	1,325,450	9,066
Tullow Oil PLC	168,731	3,204
Unilever PLC	277,233	7,992
Vodafone Group PLC - ADR	4,878,208	13,276
Weir Group PLC (The)	115,469	2,883
WPP PLC	1,287,556	14,978
Xstrata PLC	98,148	1,902

		207,665

United States - 36.3%
3M Co.	196,230	16,527
Activision Blizzard, Inc.	357,828	4,104
Aetna, Inc.	186,250	5,561
AGCO Corp. (Æ)	122,000	5,181
Alcoa, Inc. (Ñ)	261,400	3,432
Amazon.com, Inc. (Æ)(Ñ)	84,100	13,888
Amgen, Inc. (Æ)	46,000	2,631
Apple, Inc. (Æ)	125,633	37,799
Applied Materials, Inc.	1,044,500	12,911
Arch Coal, Inc. (Ñ)	234,832	5,775
AutoZone, Inc. (Æ)	34,100	8,103
Bank of America Corp.	59,500	681
Bank of New York Mellon Corp. (The) (Ñ)	1,169,160	29,299
Baxter International, Inc.	153,000	7,788
Bed Bath & Beyond, Inc. (Æ)	125,900	5,527
Best Buy Co., Inc. (Ñ)	173,500	7,457
Boeing Co. (The)	139,000	9,819
Broadcom Corp. Class A	101,208	4,123
Cablevision Systems Corp. Class A	85,500	2,286
Calpine Corp. (Æ)(Ñ)	340,000	4,250
Caterpillar, Inc.	133,200	10,470
CBS Corp. Class B (Ñ)	324,744	5,498

Russell Global Equity Fund	99

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Chesapeake Energy Corp.	115,950	2,516
Cisco Systems, Inc. (Æ)	930,330	21,239
Citigroup, Inc. (Æ)(Ñ)	574,242	2,395
ConocoPhillips (Ñ)	75,400	4,479
CTC Media, Inc.	113,300	2,674
Dentsply International, Inc. (Ñ)	398,640	12,513
Discover Financial Services	381,000	6,725
eBay, Inc. (Æ)(Ñ)	56,500	1,684
Edwards Lifesciences Corp. (Æ)(Ñ)	83,100	5,311
Eli Lilly & Co. (Ñ)	80,300	2,827
Emerson Electric Co.	167,700	9,207
EOG Resources, Inc. (Ñ)	72,400	6,930
FedEx Corp.	59,524	5,221
Forest Laboratories, Inc. (Æ)	72,400	2,393
Franklin Resources, Inc.	120,500	13,821
Freeport-McMoRan Copper & Gold, Inc. Class B	32,831	3,108
Gilead Sciences, Inc. (Æ)	189,300	7,510
Goldman Sachs Group, Inc. (The)	102,677	16,526
Google, Inc. Class A (Æ)	51,800	31,753
Hasbro, Inc.	95,100	4,398
Hewlett-Packard Co.	135,000	5,678
Illinois Tool Works, Inc.	171,500	7,838
Illumina, Inc. (Æ)(Ñ)	48,000	2,607
Intel Corp.	1,155,000	23,181
Johnson Controls, Inc.	79,416	2,789
JPMorgan Chase & Co.	1,109,238	41,741
Juniper Networks, Inc. (Æ)	516,600	16,733
Kroger Co. (The)	228,500	5,027
Laboratory Corp. of America Holdings (Æ)(Ñ)	87,100	7,083
Lockheed Martin Corp.	92,950	6,626
Lowe’s Cos., Inc.	419,200	8,942
Mastercard, Inc. Class A	80,500	19,325
Medtronic, Inc.	476,120	16,764
Microsoft Corp.	66,200	1,764
MSCI, Inc. Class A (Æ)(Ñ)	95,300	3,417
Murphy Oil Corp. (Ñ)	92,300	6,014
National Oilwell Varco, Inc.	215,000	11,558
Newfield Exploration Co. (Æ)	28,700	1,711
Newmont Mining Corp.	200,000	12,174
Omnicom Group, Inc. (Ñ)	486,520	21,387
Oracle Corp.	646,420	19,005
PACCAR, Inc. (Ñ)	119,047	6,102
Peabody Energy Corp. (Ñ)	91,100	4,819
PepsiCo, Inc.	71,186	4,648
Pfizer, Inc.	779,051	13,556
PNC Financial Services Group, Inc.	65,110	3,509
Polo Ralph Lauren Corp. Class A (Ñ)	98,140	9,508
Praxair, Inc.	315,590	28,826
Procter & Gamble Co. (The)	258,330	16,422
QUALCOMM, Inc.	425,100	19,185
Range Resources Corp. (Ñ)	238,450	8,916
Rovi Corp. (Æ)(Ñ)	58,810	2,979
Shaw Group, Inc. (The) (Æ)	51,750	1,581
Smithfield Foods, Inc. (Æ)(Ñ)	147,000	2,462
Sotheby’s Class A	132,600	5,813
SPDR S&P 500 ETF Trust	84,900	10,063

	Principal Amount ($) or Shares	Market Value $

SPX Corp.	38,640	2,591
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	100,500	5,441
Tesoro Corp. (Ñ)	646,900	8,384
Tiffany & Co. (Ñ)	108,248	5,737
TJX Cos., Inc. (Ñ)	142,817	6,554
Tyson Foods, Inc. Class A	311,400	4,842
United Parcel Service, Inc. Class B	51,100	3,441
Viacom, Inc. Class A	109,625	4,230
Visa, Inc. Class A	30,700	2,400
VMware, Inc. Class A (Æ)	24,899	1,904
Walgreen Co.	564,160	19,114
Wal-Mart Stores, Inc.	118,525	6,421
Walt Disney Co. (The)	638,250	23,047
Walter Energy, Inc. Class A	34,700	3,052
Waters Corp. (Æ)(Ñ)	257,010	19,052
WellPoint, Inc. (Æ)	224,000	12,172
Western Digital Corp. (Æ)	55,200	1,768
Whole Foods Market, Inc. (Æ)	110,171	4,379
X5 Retail Group NV - GDR (Æ)	61,038	2,558

		883,180

Total Common Stocks (cost $1,882,947)		2,150,964

Preferred Stocks - 0.3%
Brazil - 0.1%
Tim Participacoes SA	766,100	2,509

Germany - 0.2%
Volkswagen AG	29,936	4,500

Total Preferred Stocks (cost $5,305)		7,009

Warrants & Rights - 0.2%
Cayman Islands - 0.1%
Morgan Stanley (Æ) 2014 Warrants	27,819	3,111

Germany - 0.1%
Deutsche Bank AG (Æ) 2020 Warrants	647,000	2,484

United Kingdom - 0.0%
Standard Chartered PLC (Æ) 2010 Rights	29,934	252

Total Warrants & Rights (cost $5,929)		5,847

Certificates of Participation - 0.2%
Netherlands - 0.2%
JP Morgan Structured Products BV
Notes due 05/19/14	45,694	1,960
Notes due 08/25/14	48,600	1,832

Total Certificates of Participation (cost $3,907)		3,792

100	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Short-Term Investments - 9.5%
United States - 9.5%
Russell U.S. Cash Management Fund (£)	231,000,588	(¥)	231,001

Total Short-Term Investments (cost $231,001)			231,001

Other Securities - 4.5%
Russell U.S. Cash Collateral Fund (×)	77,175,791	(¥)	77,176
State Street Securities Lending Quality Trust (×)	33,332,524	(¥)	33,240

Total Other Securities (cost $110,508)			110,416

Total Investments - 103.1% (identified cost $2,239,597)			2,509,029

Other Assets and Liabilities, Net - (3.1%)			(75,997)

Net Assets - 100.0%			2,433,032

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	101

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
EURO STOXX 50 Index Futures (EMU)	1,350	EUR	38,327	12/10	1,079
FTSE-100 Index Futures (UK)	290	GBP	16,417	12/10	311
Hang Seng Index Futures (Hong Kong)	25	HKD	28,716	11/10	(84)
S&P 500 E-Mini Index Futures (CME)	1,960	USD	115,611	12/10	2,854
S&P 500 Index Futures (CME)	40	USD	11,797	12/10	934
S&P TSE 60 Index Futures (Canada)	92	CAD	13,373	12/10	280
SPI 200 Index Futures (Australia)	88	AUD	10,223	12/10	2
TOPIX Index Futures (Japan)	252	JPY	2,031,120	12/10	(551)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					4,825

See accompanying notes which are an integral part of the financial statements.

102	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,363	AUD	1,400	12/15/10	2
Bank of America	USD	1,468	CAD	1,500	12/15/10	1
Bank of America	USD	677	EUR	500	12/15/10	19
Bank of America	USD	6,264	EUR	4,500	12/15/10	(5)
Bank of America	USD	207	GBP	132	11/01/10	4
Bank of America	USD	211	GBP	134	11/01/10	4
Bank of America	USD	3,186	GBP	2,000	12/15/10	17
Bank of America	USD	64	HKD	500	12/15/10	—
Bank of America	USD	516	HKD	4,000	12/15/10	—
Bank of America	USD	358	JPY	30,000	12/15/10	15
Bank of America	USD	3,087	JPY	250,000	12/15/10	22
Bank of America	EUR	186	USD	260	11/02/10	—
Barclays Bank PLC	USD	759	AUD	835	12/15/10	55
Barclays Bank PLC	USD	1,246	AUD	1,300	12/15/10	21
Barclays Bank PLC	USD	1,932	AUD	2,000	12/15/10	17
Barclays Bank PLC	USD	997	CAD	1,036	12/15/10	18
Barclays Bank PLC	USD	1,552	CAD	1,600	12/15/10	15
Barclays Bank PLC	USD	2,719	CAD	2,800	12/15/10	23
Barclays Bank PLC	USD	3,682	EUR	2,897	12/15/10	348
Barclays Bank PLC	USD	6,813	EUR	5,000	12/15/10	143
Barclays Bank PLC	USD	11,007	EUR	8,000	12/15/10	121
Barclays Bank PLC	USD	1,863	GBP	1,206	12/15/10	69
Barclays Bank PLC	USD	3,140	GBP	2,000	12/15/10	63
Barclays Bank PLC	USD	5,358	GBP	3,400	12/15/10	88
Barclays Bank PLC	USD	290	HKD	2,253	12/15/10	1
Barclays Bank PLC	USD	516	HKD	4,000	12/15/10	1
Barclays Bank PLC	USD	903	HKD	7,000	12/15/10	1
Barclays Bank PLC	USD	3,117	JPY	260,000	12/15/10	115
Barclays Bank PLC	USD	5,510	JPY	450,000	12/15/10	85
Barclays Bank PLC	AUD	250	USD	245	12/15/10	1
Barclays Bank PLC	CAD	300	USD	296	12/15/10	2
Barclays Bank PLC	EUR	750	USD	1,043	12/15/10	—
Barclays Bank PLC	GBP	550	USD	867	12/15/10	(14)
Barclays Bank PLC	HKD	500	USD	64	12/15/10	—
Barclays Bank PLC	JPY	60,000	USD	733	12/15/10	(13)
BNP Paribas	USD	759	AUD	835	12/15/10	55
BNP Paribas	USD	997	CAD	1,036	12/15/10	18
BNP Paribas	USD	3,683	EUR	2,897	12/15/10	347
BNP Paribas	USD	1,862	GBP	1,206	12/15/10	69
BNP Paribas	USD	290	HKD	2,253	12/15/10	—
BNP Paribas	USD	2,230	JPY	186,833	12/15/10	93
Brown Brothers Harriman & Co.	USD	96	AUD	100	12/15/10	1
Brown Brothers Harriman & Co.	USD	193	CAD	200	12/15/10	2
Brown Brothers Harriman & Co.	USD	316	GBP	200	12/15/10	5
Brown Brothers Harriman & Co.	USD	2,097	GBP	1,317	12/15/10	12
Brown Brothers Harriman & Co.	USD	103	JPY	8,311	11/02/10	1
Brown Brothers Harriman & Co.	USD	1,595	JPY	128,249	11/04/10	(1)
Deutsche Bank AG	USD	759	AUD	835	12/15/10	55
Deutsche Bank AG	USD	997	CAD	1,036	12/15/10	17
Deutsche Bank AG	USD	1,863	GBP	1,206	12/15/10	69
Deutsche Bank AG	USD	290	HKD	2,253	12/15/10	1
Deutsche Bank AG	USD	2,230	JPY	186,833	12/15/10	92
Deutsche Bank AG	JPY	80,000	USD	989	12/15/10	(5)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	103

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC Bank PLC	USD	758	AUD	835	12/15/10	56
HSBC Bank PLC	USD	997	CAD	1,036	12/15/10	18
HSBC Bank PLC	USD	3,682	EUR	2,897	12/15/10	347
HSBC Bank PLC	USD	1,862	GBP	1,206	12/15/10	69
HSBC Bank PLC	USD	1,716	HKD	13,307	11/02/10	1
HSBC Bank PLC	USD	290	HKD	2,253	12/15/10	1
HSBC Bank PLC	USD	2,230	JPY	186,833	12/15/10	92
HSBC Bank PLC	EUR	500	USD	655	12/15/10	(41)
JP Morgan Chase Bank	USD	759	AUD	835	12/15/10	55
JP Morgan Chase Bank	USD	997	CAD	1,036	12/15/10	17
JP Morgan Chase Bank	USD	3,682	EUR	2,897	12/15/10	347
JP Morgan Chase Bank	USD	1,863	GBP	1,206	12/15/10	68
JP Morgan Chase Bank	USD	290	HKD	2,253	12/15/10	1
JP Morgan Chase Bank	USD	2,230	JPY	186,833	12/15/10	93
Mellon Bank	USD	1,863	GBP	1,206	12/15/10	69
Mellon Bank	USD	290	HKD	2,253	12/15/10	1
Mellon Bank	CAD	200	USD	195	12/15/10	(1)
Mellon Bank	EUR	600	USD	831	12/15/10	(4)
Mellon Bank	GBP	400	USD	633	12/15/10	(7)
Mellon Bank	HKD	1,000	USD	129	12/15/10	—
Royal Bank of Canada	USD	3,682	EUR	2,897	12/15/10	347
Royal Bank of Canada	USD	2,230	JPY	186,833	12/15/10	93
Royal Bank of Scotland PLC	USD	488	AUD	500	12/15/10	—
Royal Bank of Scotland PLC	USD	678	AUD	700	12/15/10	4
Royal Bank of Scotland PLC	USD	778	CAD	800	12/15/10	6
Royal Bank of Scotland PLC	USD	791	CAD	800	12/15/10	(7)
Royal Bank of Scotland PLC	USD	2,090	EUR	1,500	12/15/10	(3)
Royal Bank of Scotland PLC	USD	2,787	EUR	2,000	12/15/10	(4)
Royal Bank of Scotland PLC	USD	1,412	GBP	900	12/15/10	30
Royal Bank of Scotland PLC	USD	1,589	GBP	1,000	12/15/10	13
Royal Bank of Scotland PLC	USD	258	HKD	2,000	12/15/10	—
Royal Bank of Scotland PLC	USD	258	HKD	2,000	12/15/10	—
Royal Bank of Scotland PLC	USD	1,810	JPY	150,000	12/15/10	54
Royal Bank of Scotland PLC	USD	2,460	JPY	200,000	12/15/10	27
Royal Bank of Scotland PLC	AUD	1,500	USD	1,467	12/15/10	5
Royal Bank of Scotland PLC	CAD	2,000	USD	1,971	12/15/10	13
Royal Bank of Scotland PLC	EUR	5,500	USD	7,645	12/15/10	(6)
Royal Bank of Scotland PLC	GBP	900	USD	1,425	12/15/10	(17)
Royal Bank of Scotland PLC	GBP	2,000	USD	3,188	12/15/10	(16)
Royal Bank of Scotland PLC	HKD	5,000	USD	645	12/15/10	(1)
Royal Bank of Scotland PLC	JPY	300,000	USD	3,657	12/15/10	(72)
Societe Generale	USD	759	AUD	835	12/15/10	55
Societe Generale	USD	997	CAD	1,036	12/15/10	18
Societe Generale	USD	3,684	EUR	2,897	12/15/10	345
Societe Generale	USD	2,230	JPY	186,833	12/15/10	93
State Street Bank & Trust Co.	USD	6,239	AUD	6,443	11/30/10	52
State Street Bank & Trust Co.	USD	197	AUD	200	12/15/10	(2)
State Street Bank & Trust Co.	USD	959	AUD	1,000	12/15/10	16
State Street Bank & Trust Co.	USD	13,272	CAD	13,662	11/30/10	129
State Street Bank & Trust Co.	USD	199	CAD	200	12/15/10	(3)
State Street Bank & Trust Co.	USD	294	CAD	300	12/15/10	(1)
State Street Bank & Trust Co.	USD	1,172	CAD	1,200	12/15/10	4
State Street Bank & Trust Co.	USD	565	CHF	557	11/01/10	1

See accompanying notes which are an integral part of the financial statements.

104	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	9,050	CHF	8,917	11/30/10	4
State Street Bank & Trust Co.	USD	1,332	EUR	959	11/30/10	(1)
State Street Bank & Trust Co.	USD	1,392	EUR	1,000	12/15/10	(1)
State Street Bank & Trust Co.	USD	1,396	EUR	1,000	12/15/10	(4)
State Street Bank & Trust Co.	USD	4,786	EUR	3,500	12/15/10	83
State Street Bank & Trust Co.	USD	317	GBP	200	11/01/10	3
State Street Bank & Trust Co.	USD	820	GBP	513	11/02/10	2
State Street Bank & Trust Co.	USD	2,373	GBP	1,500	12/15/10	30
State Street Bank & Trust Co.	USD	64	HKD	500	12/15/10	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	12/15/10	—
State Street Bank & Trust Co.	USD	1,000	ILS	3,629	11/30/10	(2)
State Street Bank & Trust Co.	USD	2,614	JPY	212,999	11/30/10	33
State Street Bank & Trust Co.	USD	2,400	JPY	200,000	12/15/10	87
State Street Bank & Trust Co.	USD	3,705	SEK	24,994	11/30/10	18
State Street Bank & Trust Co.	USD	2,083	SGD	2,711	11/30/10	11
State Street Bank & Trust Co.	USD	1,892	TRY	2,684	11/01/10	(19)
State Street Bank & Trust Co.	USD	50	ZAR	347	11/30/10	(1)
State Street Bank & Trust Co.	AUD	200	USD	193	12/15/10	(2)
State Street Bank & Trust Co.	CAD	300	USD	294	12/15/10	—
State Street Bank & Trust Co.	CHF	557	USD	565	11/30/10	—
State Street Bank & Trust Co.	DKK	20,073	USD	3,722	11/30/10	(17)
State Street Bank & Trust Co.	EUR	959	USD	1,332	11/01/10	(2)
State Street Bank & Trust Co.	EUR	186	USD	258	11/03/10	—
State Street Bank & Trust Co.	EUR	188	USD	261	11/03/10	—
State Street Bank & Trust Co.	EUR	6,893	USD	9,529	11/30/10	(45)
State Street Bank & Trust Co.	EUR	300	USD	397	12/15/10	(20)
State Street Bank & Trust Co.	EUR	600	USD	780	12/15/10	(54)
State Street Bank & Trust Co.	EUR	800	USD	1,102	12/15/10	(11)
State Street Bank & Trust Co.	GBP	200	USD	317	11/30/10	(3)
State Street Bank & Trust Co.	GBP	513	USD	819	11/30/10	(2)
State Street Bank & Trust Co.	GBP	9,352	USD	14,816	11/30/10	(165)
State Street Bank & Trust Co.	GBP	100	USD	156	12/15/10	(4)
State Street Bank & Trust Co.	GBP	300	USD	475	12/15/10	(6)
State Street Bank & Trust Co.	HKD	1,126	USD	145	11/01/10	—
State Street Bank & Trust Co.	HKD	1,125	USD	145	11/02/10	—
State Street Bank & Trust Co.	HKD	94,690	USD	12,208	11/30/10	(9)
State Street Bank & Trust Co.	JPY	20,000	USD	235	12/15/10	(13)
State Street Bank & Trust Co.	JPY	30,000	USD	360	12/15/10	(13)
State Street Bank & Trust Co.	NOK	7,189	USD	1,221	11/30/10	—
State Street Bank & Trust Co.	TRY	2,684	USD	1,879	11/01/10	6
State Street Bank & Trust Co.	ZAR	17,983	USD	2,548	11/30/10	(18)
UBS AG	EUR	200	USD	278	12/15/10	—
Westpac Banking Corp.	USD	892	EUR	700	12/15/10	82

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						4,372

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	105

Russell Investment Company

Russell Global Equity Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$22,085	$—	$—	$22,085	0.9
Belgium	6,783	—	—	6,783	0.3
Bermuda	4,871	—	—	4,871	0.2
Brazil	38,583	—	—	38,583	1.6
Canada	74,315	—	1,284	75,599	3.1
Cayman Islands	31,283	—	—	31,283	1.3
China	28,341	—	—	28,341	1.2
Denmark	5,180	—	—	5,180	0.2
Egypt	1,320	—	—	1,320	0.1
Finland	3,054	—	—	3,054	0.1
France	120,419	—	—	120,419	4.9
Germany	115,628	—	—	115,628	4.8
Hong Kong	14,644	—	—	14,644	0.6
India	25,300	—	—	25,300	1.0
Indonesia	3,427	—	—	3,427	0.1
Ireland	40,104	—	—	40,104	1.6
Italy	19,365	—	—	19,365	0.8
Japan	156,909	—	—	156,909	6.4
Luxembourg	14,096	—	—	14,096	0.6
Mexico	23,573	—	—	23,573	1.0
Netherlands	55,038	—	—	55,038	2.3
Netherlands Antilles	6,612	—	—	6,612	0.3
Norway	4,888	—	—	4,888	0.2
Panama	16,426	—	—	16,426	0.7
Portugal	1,839	—	—	1,839	0.1
Russia	18,325	—	—	18,325	0.8
South Africa	14,329	—	—	14,329	0.6
South Korea	22,426	—	—	22,426	0.9
Spain	28,321	—	—	28,321	1.2
Sweden	5,948	—	—	5,948	0.2
Switzerland	125,768	—	—	125,768	5.2
Thailand	872	—	—	872	—	*
Turkey	2,773	—	—	2,773	0.1
United Arab Emirates	5,990	—	—	5,990	0.2
United Kingdom	207,394	—	271	207,665	8.5
United States	883,180	—	—	883,180	36.3
Preferred Stocks	7,009	—	—	7,009	0.3
Warrants & Rights	5,847	—	—	5,847	0.2
Certificates of Participation	—	3,792	—	3,792	0.2
Short-Term Investments	—	231,001	—	231,001	9.5
Other Securities	—	110,416	—	110,416	4.5

Total Investments	2,162,265	345,209	1,555	2,509,029	103.1

Other Assets and Liabilities, Net					(3.1)

					100.0

Other Financial Instruments**
Futures Contracts	4,825	—	—	4,825	0.2
Foreign Currency Exchange Contracts	12	4,360	—	4,372	0.2

Total Other Financial Instruments	$4,837	$4,360	$—	$9,197

*	Less than .05% of net assets
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2010 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

106	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$5,007
Daily variation margin on futures contracts*	5,460	—

Total	$5,460	$5,007

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$635
Daily variation margin on futures contracts*	635	—

Total	$635	$635

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,178	$—
Foreign currency-related transactions	—	(1,567)

Total	$6,178	$(1,567)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$6,092	$—
Foreign currency-related transactions	—	3,736

Total	$6,092	$3,736

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	107

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Emerging Markets Fund - Class A ‡
	Total Return
1 Year	19.81%
5 Years	13.24	%§
10 Years	13.72	%§

Russell Emerging Markets Fund - Class C
	Total Return
1 Year	26.15%
5 Years	13.73	%§
10 Years	13.57	%§

Russell Emerging Markets Fund - Class E
	Total Return
1 Year	27.13%
5 Years	14.58	%§
10 Years	14.39	%§

Russell Emerging Markets Fund - Class S
	Total Return
1 Year	27.41%
5 Years	14.88	%§
10 Years	14.65	%§

Russell Emerging Markets Fund - Class Y ‡‡
	Total Return
1 Year	27.60%
5 Years	14.96	%§
10 Years	14.69	%§

MSCI Emerging Markets Index Net (USD)SM **
	Total Return
1 Year	23.56%
5 Years	14.94	%§
10 Years	14.62	%§

108	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Emerging Markets Fund Class A, Class C, Class E, Class S and Class Y Shares gained 27.09%, 26.15%, 27.13%, 27.41% and 27.60%, respectively. This is compared to the MSCI Emerging Markets Index Net (USD)SM, which gained 23.56% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Emerging Markets Funds Average gained 25.61%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Although market volatility remained high as sentiment fluctuated with regard to the strength of the global economic recovery, emerging markets had strong returns during the fiscal year. A key theme in market performance was the strength of consumer sectors, both staples and discretionary, and the underperformance of the energy sector. The Fund was well positioned to benefit from this trend. At a country level, the underperformance of China and Brazil and the strength of some of the smaller emerging markets (including Indonesia, Peru and Turkey) were also significantly beneficial to Fund performance, particularly given the money managers’ strong stock selection in the financials sector.

Risk aversion remained high from late 2009, following news of a potential debt crisis in Dubai, through the first part of 2010, as governments began to withdraw stimulus funding in the U.S. and China and concerns that a growing sovereign debt crisis in Greece could spread to other vulnerable European markets. The Fund held up well during this first five-month period of the fiscal year. The Fund’s benchmark fell markedly during the second calendar quarter as investors favored relatively safer assets such as gold and the U.S. dollar, which prompted a sharp decline in commodities and higher yielding currencies. The Fund struggled during May, with exposure to cyclical stocks and an underweight to China and large-capitalization names in that market the main detractors from performance. Following this period of weakness, markets recovered strongly, particularly during September and October, as the global economic backdrop became more positive, as evidenced by positive data releases from the U.S. and China and corporate earnings that continued to exceed expectations. Fund performance recovered, benefiting from exposure to the consumer sectors and smaller emerging markets such as the Philippines and Indonesia. An underweight position to Chinese financials also added to relative performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AllianceBernstein L.P. struggled during the earlier part of 2010 as a rise in risk aversion saw its more cyclical positions decline, particularly during the second quarter. A more favorable economic backdrop through the third calendar quarter of 2010, boosted key holdings in more economically sensitive sector, which allowed performance to recover relative to the benchmark. The manager underperformed the benchmark for the year.

T. Rowe Price International, Inc. modestly underperformed the benchmark during the fiscal year. Negative stock selection in the industrials sector contributed to underperformance. The main contributors towards performance were key sector positions and, more specifically, an overweight exposure to the consumer sectors and an underweight to the energy sector. Strong stock selection in China also added value.

Arrowstreet Capital, Limited Partnership outperformed the benchmark, benefiting from strong stock selection, particularly in its holdings in materials and financials that it found attractive due to lower valuation multiples. From a country perspective, stock selection was particularly strong in China, Brazil and South Africa. Dynamic rotation of the portfolio into countries and sectors of subsequent strength including the consumer sectors, and an overweight to Turkey and underweight to China through a period of relative weakness in that country added value.

Genesis Asset Managers, LLP outperformed the benchmark, benefiting from favorable sector positioning, including being overweight the consumer sectors and underweight the energy sector. The emphasis on high quality franchises trading at what it believed to be attractive valuations relative to long term expectations contributed positively to performance, particularly in China, Russia and Brazil and also in the small-capitalization segment of the market.

Harding Loevner LP’s focus on quality growth characteristics, reflected in its longstanding overweight position to consumer staples, was rewarded during the fiscal period. Stock selection in financials was also a positive contributor to returns, as key holdings outperformed large-capitalization Chinese stocks that the manager did not hold.

Russell Emerging Markets Fund	109

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

For UBS Global Asset Management (Americas) Inc., the sharp rise in volatility over the first six months of 2010 created a challenging market environment for its investment strategy, which focuses on price momentum and fundamental acceleration. The recovery of momentum and volatility factors as concerns about the global economic recovery subsided was a positive driver for performance, particularly over the third calendar quarter, as evidenced by strong stock selection in the key market of China.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2010	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market Oriented
Genesis Asset Managers, LLP	Market Oriented
Harding Loevner LP	Market Oriented
T. Rowe Price International, Inc.	Growth
UBS Global Asset Management (Americas) Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**	The Morgan Stanley Capital International (MSCI) Emerging Markets Index Net (USD)SM is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 2000 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

110	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,108.30	$1,016.18
Expenses Paid During Period*	$9.51	$9.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,104.10	$1,012.40
Expenses Paid During Period*	$13.47	$12.88

*	Expenses are equal to the Fund’s annualized expense ratio of 2.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,108.60	$1,016.18
Expenses Paid During Period*	$9.51	$9.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,109.90	$1,017.44
Expenses Paid During Period*	$8.19	$7.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Emerging Markets Fund	111

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,110.90	$1,018.30
Expenses Paid During Period*	$7.29	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

112	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 87.5%
Argentina - 0.1%
Banco Macro SA - ADR	28,233	1,407

Austria - 0.1%
Vienna Insurance Group	29,798	1,603

Bermuda - 1.1%
C C Land Holdings, Ltd. (Ñ)	1,826,000	704
Central European Media Enterprises, Ltd. Class A (Æ)(Ñ)	45,990	1,060
Cosan, Ltd. Class A	131,500	1,729
Credicorp, Ltd.	49,539	6,236
Genpact, Ltd. (Æ)(Ñ)	53,700	854
GOME Electrical Appliances Holdings, Ltd. (Æ)(Ñ)	2,929,680	987
Li & Fung, Ltd.	802,000	4,237
VimpelCom, Ltd. - ADR (Æ)	221,091	3,389

		19,196

Brazil - 10.2%
Amil Participacoes SA	187,698	1,910
Anhanguera Educacional Participacoes SA	223,015	4,420
Banco Bradesco SA - ADR (Ñ)	378,107	7,865
Banco do Brasil SA	540,094	10,514
Banco Santander Brasil SA - ADR	392,443	5,651
Banco Santander Brasil SA	106,594	1,512
BM&F Bovespa SA	503,884	4,223
Brasil Telecom SA (Æ)	65,224	611
BRF - Brasil Foods SA (Æ)	124,218	1,803
Brookfield Incorporacoes SA	598,600	3,260
Centrais Eletricas Brasileiras SA	184,200	2,535
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	25,704	1,018
Cia de Bebidas das Americas - ADR (Ñ)	43,722	6,088
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	260,640	5,848
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)(Ñ)	49	2
Cia de Saneamento de Minas Gerais-COPASA (Æ)	75,500	1,159
Cia Energetica de Minas Gerais - ADR (Ñ)	329,865	5,885
Cia Paranaense de Energia - ADR (Ñ)	60,422	1,404
Cia Siderurgica Nacional SA	195,153	3,242
Cielo SA (Æ)	82,600	711
Cyrela Brazil Realty SA Empreendimentos e Participacoes	186,400	2,576
Diagnosticos da America SA (Æ)	110,000	1,359
Fibria Celulose SA - ADR (Æ)	96,800	1,738
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	202,500	3,572
Hypermarcas SA (Æ)	211,400	3,481
Itau Unibanco Holding SA - ADR	202,714	4,979
Localiza Rent a Car SA	49,000	811
Lojas Renner SA	109,863	4,342
Marfrig Alimentos SA	133,301	1,206
MMX Mineracao e Metalicos SA (Æ)	204,767	1,646
MRV Engenharia e Participacoes SA	85,200	832

	Principal Amount ($) or Shares	Market Value $
Natura Cosmeticos SA (Æ)	223,100	6,390
OGX Petroleo e Gas Participacoes SA (Æ)	220,048	2,889
Petroleo Brasileiro SA (Æ)	59,200	994
Petroleo Brasileiro SA - ADR	573,640	18,583
Redecard SA	180,200	2,332
Rossi Residencial SA	265,600	2,602
Souza Cruz SA	75,200	3,866
Sul America SA	161,100	1,903
TAM SA - ADR (Ñ)	113,200	2,793
Tele Norte Leste Participacoes SA - ADR	35,516	545
Tractebel Energia SA	118,595	1,806
Usinas Siderurgicas de Minas Gerais SA	147,800	2,156
Vale SA Class B - ADR (Ñ)	889,840	27,039
Weg SA	108,400	1,401

		171,502

Canada - 0.3%
First Quantum Minerals, Ltd.	64,156	5,618

Cayman Islands - 4.4%
Agile Property Holdings, Ltd. (Ñ)	1,416,000	1,863
Alibaba.com, Ltd. (Æ)(Ñ)	1,288,000	2,516
Anta Sports Products, Ltd.	214,000	442
ASM Pacific Technology, Ltd. (Ñ)	294,600	2,657
Baidu, Inc. - ADR (Æ)	48,000	5,281
Belle International Holdings, Ltd.	870,000	1,571
China Forestry Holdings, Ltd.	1,364,100	648
China Liansu Group Holdings, Ltd. (Æ)	4,565,200	2,862
China Metal Recycling Holdings, Ltd. (Ñ)	16,500	18
China Shanshui Cement Group, Ltd.	1,916,000	1,364
ChinaCache International Holdings, Ltd. - ADR (Æ)	10,100	244
Daphne International Holdings, Ltd.	1,076,000	1,202
Evergrande Real Estate Group, Ltd.	6,832,000	2,900
Hengan International Group Co., Ltd.	713,000	6,715
International Mining Machinery Holdings, Ltd. (Æ)	1,124,000	979
Ju Teng International Holdings, Ltd. (Ñ)	1,151,000	572
Kingboard Chemical Holdings, Ltd.	258,500	1,257
Li Ning Co., Ltd. (Ñ)	966,270	2,755
Lifestyle International Holdings, Ltd. (Ñ)	629,500	1,460
Longfor Properties Co., Ltd.	659,552	785
Melco Crown Entertainment, Ltd. - ADR (Æ)(Ñ)	598,500	3,753
New Oriental Education & Technology Group - ADR (Æ)(Ñ)	27,200	2,920
Pacific Textile Holdings, Ltd.	1,258,000	713
Parkson Retail Group, Ltd. (Ñ)	1,479,031	2,675
Real Gold Mining, Ltd. (Æ)(Ñ)	633,000	1,127
Shenzhou International Group Holdings, Ltd.	502,000	583
Shimao Property Holdings, Ltd. (Ñ)	334,500	553
Sina Corp. (Æ)(Ñ)	29,200	1,644
Tencent Holdings, Ltd. (Ñ)	599,800	13,735
Texwinca Holdings, Ltd.	10,000	11
Tingyi Cayman Islands Holding Corp.	554,000	1,508
Uni-President China Holdings, Ltd. (Ñ)	2,010,000	1,431

Russell Emerging Markets Fund	113

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Xingda International Holdings, Ltd. (Ñ)	3,699,000	3,861
Zhongsheng Group Holdings, Ltd. (Æ)	504,000	1,297

		73,902

Chile - 0.9%
Banco Santander Chile - ADR (Ñ)	76,088	7,049
Embotelladora Andina SA - ADR	42,409	1,221
Empresas La Polar SA	97,598	696
Sociedad Quimica y Minera de Chile SA - ADR	112,532	5,829

		14,795

China - 5.4%
Angang Steel Co., Ltd. Class H (Ñ)	1,438,000	2,260
Anhui Conch Cement Co., Ltd. Class H (Ñ)	2,142,583	8,984
Bank of China, Ltd.	11,867,000	7,104
BBMG Corp. (Ñ)	1,703,000	2,421
Byd Co., Ltd. Class H (Ñ)	181,000	1,103
China Coal Energy Co., Ltd.	943,000	1,630
China Construction Bank Corp. Class H	2,916,000	2,780
China Life Insurance Co., Ltd. Class H (Ñ)	508,000	2,225
China Merchants Bank Co., Ltd. (Ñ)	1,933,214	5,487
China National Building Material Co., Ltd. Class H	710,000	1,731
China Oilfield Services, Ltd. Class H	1,374,000	2,230
China Petroleum & Chemical Corp. Class H (Ñ)	7,580,000	7,148
China Shenhua Energy Co., Ltd.	661,708	2,945
China South Locomotive and Rolling Stock Corp. (Ñ)	1,650,000	1,680
China Telecom Corp., Ltd. Class H (Ñ)	1,358,000	703
China Telecom Corp., Ltd. - ADR (Ñ)	31,790	1,658
Chongqing Machinery & Electric Co., Ltd.	5,801,537	1,976
Dongfeng Motor Group Co., Ltd. Class H	1,940,000	4,205
Guangzhou Automobile Group Co., Ltd. Class H (Ñ)	1,842,000	2,804
Guangzhou R&F Properties Co., Ltd. (Ñ)	2,226,800	3,177
Industrial & Commercial Bank of China (Ñ)	8,945,292	7,201
Jiangsu Expressway Co., Ltd. Class H	3,232,000	3,919
PICC Property & Casualty Co., Ltd. Class H (Æ)(Ñ)	2,100,000	3,099
Ping An Insurance Group Co. of China, Ltd. Class H	167,600	1,804
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	906,000	2,402
Want Want China Holdings, Ltd. (Ñ)	2,815,238	2,597
Weiqiao Textile Co. Class H (Ñ)	1,336,500	1,054
Wumart Stores, Inc. Class H (Ñ)	801,000	1,881
Yanzhou Coal Mining Co., Ltd. Class H (Ñ)	1,100,000	3,165

		91,373

Colombia - 0.6%
BanColombia SA	151,500	2,438
BanColombia SA - ADR (Ñ)	113,238	7,638
Ecopetrol SA - ADR	9,605	459

		10,535

	Principal Amount ($) or Shares	Market Value $
Cyprus - 0.1%
Globaltrans Investment PLC (Æ)	135,450	1,991

Czech Republic - 0.1%
Komercni Banka AS	4,868	1,105

Egypt - 0.6%
Commercial International Bank	181,793	1,369
Egyptian Financial Group-Hermes Holding	103,999	519
Orascom Construction Industries	92,544	4,231
Orascom Construction Industries - GDR	50,500	2,338
Telecom Egypt - ADR	613,603	1,883

		10,340

Greece - 0.3%
Coca Cola Hellenic Bottling Co. SA	165,344	4,280

Hong Kong - 3.9%
AIA Group, Ltd. (Æ)	332,200	988
Beijing Enterprises Holdings, Ltd. (Ñ)	400,500	2,741
China Foods, Ltd. (Ñ)	275,356	229
China Merchants Holdings International Co., Ltd.	30,658	107
China Mobile, Ltd.	1,397,732	14,237
China Mobile, Ltd. - ADR	201,735	10,363
China Overseas Land & Investment, Ltd.	1,260,667	2,651
China Pharmaceutical Group, Ltd. (Ñ)	834,000	466
China Resources Enterprise, Ltd.	1,374,341	5,807
China Taiping Insurance Holdings Co., Ltd. (Æ)(Ñ)	1,515,000	5,570
China Unicom Hong Kong, Ltd. (Ñ)	1,668,000	2,371
CNOOC, Ltd.	3,244,000	6,721
CNOOC, Ltd. - ADR (Ñ)	14,300	2,988
Lenovo Group, Ltd. (Ñ)	2,684,000	1,738
Shenzhen Investment, Ltd.	8,076,000	2,896
Shougang Concord International Enterprises Co., Ltd. (Æ)(Ñ)	4,242,000	711
Sinotrans Shipping, Ltd. (Ñ)	2,440,500	986
TPV Technology, Ltd. (Ñ)	2,206,000	1,358
Yue Yuen Industrial Holdings, Ltd. (Ñ)	745,000	2,672

		65,600

Hungary - 0.5%
MOL Hungarian Oil and Gas NyRt (Æ)	52,039	5,532
MOL Hungarian Oil and Gas NyRt - ADR (Å)(Æ)	12,898	693
Richter Gedeon Nyrt.	5,400	1,286

		7,511

India - 6.3%
Adani Power, Ltd. (Æ)	236,062	685
Allahabad Bank	385,535	2,150
Ambuja Cements, Ltd.	1,230,700	3,881
Axis Bank, Ltd.	132,400	4,384
Bajaj Auto, Ltd.	202,103	6,874
Balrampur Chini Mills, Ltd. Class A	790,030	1,501
Bank of Baroda	129,000	2,945

114	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of India	111,100	1,217
BF Investment, Ltd.	15,751	64
Canara Bank	265,712	4,315
Century Textile & Industries, Ltd.	27,420	309
Container Corp. of India	51,205	1,517
Dabur India, Ltd. Class A	1,252,000	2,811
Dr Reddy’s Laboratories, Ltd. - ADR (Ñ)	18,364	695
Dr Reddy’s Laboratories, Ltd.	7,836	293
Educomp Solutions, Ltd.	39,987	495
Fortis Healthcare, Ltd. (Æ)	237,759	857
Gitanjali Gems, Ltd.	438,538	2,926
Glodyne Technoserve, Ltd. (Æ)	35,903	902
GMR Infrastructure, Ltd. (Æ)	747,871	901
GVK Power & Infrastructure, Ltd. (Æ)	721,100	691
HCL Technologies, Ltd.	197,972	1,799
HDFC Bank, Ltd. - ADR (Ñ)	29,600	5,120
Hindustan Oil Exploration Co., Ltd. - ADR	97,614	558
Housing Development Finance Corp.	174,146	2,696
ICICI Bank, Ltd.	81,917	2,144
ICICI Bank, Ltd. - ADR	47,300	2,487
India Infoline, Ltd.	613,485	1,612
Infosys Technologies, Ltd.	15,777	1,055
Infosys Technologies, Ltd. - ADR	35,100	2,367
Infrastructure Development Finance Co., Ltd.	134,839	607
Jain Irrigation Systems, Ltd.	310,000	1,619
Jaiprakash Associates, Ltd.	581,044	1,573
Jet Airways India, Ltd. (Æ)	128,516	2,343
Jindal Saw, Ltd.	294,270	1,440
Kotak Mahindra Bank, Ltd.	141,928	1,483
MRF, Ltd.	11,841	2,480
Mundra Port and Special Economic Zone, Ltd.	316,952	1,084
NTPC, Ltd.	544,130	2,392
Petronet LNG, Ltd.	276,785	693
Piramal Healthcare, Ltd. Class A	145,069	1,558
Punjab National Bank, Ltd.	122,000	3,545
Reliance Industries, Ltd.	98,788	2,438
Satyam Computer Services, Ltd. Class A	592,865	1,054
Sesa Goa, Ltd.	309,378	2,240
Shree Renuka Sugars, Ltd.	831,098	1,694
Steel Authority of India, Ltd.	396,511	1,733
Sterlite Industries India, Ltd. - ADR	50,800	786
Tata Motors, Ltd. - ADR (Ñ)	89,300	2,511
Tata Steel, Ltd.	275,583	3,656
Titan Industries, Ltd.	3,191	255
TVS Motor Co., Ltd.	1,026,630	1,688
UCO Bank	228,516	646
Union Bank of India	334,000	2,842
United Breweries, Ltd.	62,867	633
United Spirits, Ltd.	37,886	1,275
Yes Bank, Ltd.	109,249	884
Zee Entertainment Enterprises, Ltd.	61,600	383

		105,786

Indonesia - 2.7%
Astra International Tbk PT	1,579,000	10,070
Bank Danamon Indonesia Tbk PT	2,659,155	1,993

	Principal Amount ($) or Shares	Market Value $
Bank Mandiri Tbk PT	1,872,000	1,466
Bank Negara Indonesia Persero Tbk PT	5,264,500	2,297
Bank Rakyat Indonesia Persero Tbk PT	6,104,529	7,787
Indo Tambangraya Megah PT	277,000	1,401
Indocement Tunggal Prakarsa Tbk PT	1,762,803	3,609
Indofood CBP Sukses Makmur TBK PT (Æ)	824,000	526
Indofood Sukses Makmur Tbk PT	1,659,000	965
Kalbe Farma Tbk PT	12,282,500	3,676
Perusahaan Gas Negara PT	1,388,000	629
Ramayana Lestari Sentosa Tbk PT	5,097,992	519
Semen Gresik Persero Tbk PT	1,065,697	1,169
Telekomunikasi Indonesia Tbk PT	7,080,793	7,210
Telekomunikasi Indonesia Tbk PT - ADR	47,612	1,923
Timah Tbk PT	756,500	241

		45,481

Kazakhstan - 0.2%
KazMunaiGas Exploration Production - GDR	145,650	2,505

Luxembourg - 1.9%
MHP SA - GDR (Æ)	47,005	743
Millicom International Cellular SA	35,600	3,368
SHS Genesis Smaller, Co.	242,036	25,230
Tenaris SA - ADR (Ñ)	56,200	2,328

		31,669

Malaysia - 1.4%
AMMB Holdings BHD	1,579,235	3,208
Axiata Group BHD (Æ)	1,466,700	2,116
Bursa Malaysia BHD	255,700	706
CIMB Group Holdings BHD	3,303,086	8,800
Gamuda BHD	636,100	777
IGB Corp. BHD	1,565,000	1,006
KLCC Property Holdings BHD	256,000	272
Kuala Lumpur Kepong BHD	119,700	762
Lafarge Malayan Cement BHD	272,441	700
Lion Industries Corp. BHD	1,080,600	688
Malayan Banking BHD	834,100	2,413
PPB Group BHD	123,000	759
Resorts World BHD	617,000	694
Supermax Corp. BHD	625,375	904
TA Enterprise BHD	2,029,000	479

		24,284

Mexico - 3.3%
Alfa SAB de CV Class A	111,500	925
America Movil SAB de CV (Ñ)	869,600	2,493
America Movil SAB de CV - ADR	338,205	19,366
Coca-Cola Femsa SAB de CV	84,600	677
Coca-Cola Femsa SAB de CV - ADR	33,800	2,686
Corp. Moctezuma SAB de CV	300,663	773
Fomento Economico Mexicano SAB de CV - ADR	60,237	3,308
Grupo Aeroportuario del Sureste SAB de CV - ADR	27,805	1,401

Russell Emerging Markets Fund	115

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Grupo Financiero Banorte SAB de CV Class O (Ñ)	1,202,448	5,129
Grupo Financiero Inbursa SA Class O	692,232	2,995
Grupo Mexico SAB de CV	772,897	2,542
Grupo Televisa SA - ADR	33,500	752
Megacable Holdings SAB de CV (Æ)(Ñ)	295,603	754
Telefonos de Mexico SAB de CV - ADR (Ñ)	30,822	477
Urbi Desarrollos Urbanos SAB de CV (Æ)(Ñ)	1,337,000	2,849
Wal-Mart de Mexico SAB de CV	1,334,704	3,651
Wal-Mart de Mexico SAB de CV - ADR	184,800	5,065

		55,843

Netherlands - 0.2%
New World Resources NV	160,137	1,976
X5 Retail Group NV - GDR (Æ)	13,100	549

		2,525

Nigeria - 0.3%
First City Monument Bank PLC	16,265,148	750
Guaranty Trust Bank PLC	3,418,268	384
Guaranty Trust Bank PLC - GDR	156,896	1,130
Nigerian Breweries PLC	2,101,883	1,066
United Bank for Africa PLC	17,447,578	1,041

		4,371

Oman - 0.1%
BankMuscat SAOG - GDR	115,560	1,086

Panama - 0.1%
Copa Holdings SA Class A	23,100	1,172

Peru - 0.1%
Cia de Minas Buenaventura SA - ADR	24,556	1,302

Philippines - 0.9%
Alliance Global Group, Inc.	11,672,500	3,077
Megaworld Corp.	33,922,000	2,019
Metro Pacific Investments Corp.	14,976,000	1,493
Metropolitan Bank & Trust - ADR	2,011,040	3,662
Philippine Long Distance Telephone Co.	30,070	1,872
Philippine Long Distance Telephone Co. - ADR	27,840	1,730
SM Investments Corp.	46,240	586
Universal Robina Corp.	1,370,150	1,384

		15,823

Poland - 1.0%
Bank Pekao SA	40,810	2,667
KGHM Polska Miedz SA	212,634	9,549
Polski Koncern Naftowy Orlen	147,056	2,075
Telekomunikacja Polska SA	471,749	3,004

		17,295

Qatar - 0.1%
Qatar National Bank SAQ	42,324	1,915

	Principal Amount ($) or Shares	Market Value $
Russia - 5.9%
Aeroflot - Russian Airlines OJSC	855,538	2,101
Gazprom OAO - ADR (Ñ)	1,260,890	27,570
Kalina	10,800	218
LSR Group - GDR (Æ)	119,300	1,014
Lukoil OAO - ADR	411,006	22,950
Magnit OJSC - GDR	61,855	1,654
Magnit OJSC (Å)	29,818	3,473
Magnitogorsk Iron & Steel Works - GDR	60,289	753
Mechel - ADR (Ñ)	94,400	2,223
MMC Norilsk Nickel - ADR	113,344	2,114
Mobile Telesystems OJSC - ADR	370,515	8,022
NovaTek OAO - GDR	44,916	4,296
Novorossiysk Commercial Sea Port - GDR	127,338	1,140
Novorossiysk Commercial Sea Port - GDR (Þ)	23,647	212
Raspadskaya (Å)	392,707	2,286
Rosneft Oil Co. - GDR	241,432	1,683
Sberbank of Russia	4,818,935	15,831
Surgutneftegas OJSC - ADR	93,010	911
Wimm-Bill-Dann Foods OJSC - ADR	59,140	1,500

		99,951

Singapore - 0.0%
Yanlord Land Group, Ltd. (Ñ)	500,000	664

South Africa - 5.8%
ABSA Group, Ltd.	87,394	1,697
Adcock Ingram Holdings, Ltd.	103,570	967
African Bank Investments, Ltd.	366,568	1,881
AngloGold Ashanti, Ltd.	49,553	2,310
AngloGold Ashanti, Ltd. - ADR	23,075	1,087
ArcelorMittal South Africa, Ltd. Class H	79,274	910
Aspen Pharmacare Holdings, Ltd. (Æ)	126,000	1,682
Astral Foods, Ltd.	89,433	1,426
Aveng, Ltd.	258,421	1,623
Barloworld, Ltd. - ADR	179,684	1,347
Bidvest Group, Ltd.	248,662	5,304
Clicks Group, Ltd.	161,893	1,056
FirstRand, Ltd.	1,279,960	3,766
Foschini Group, Ltd. (The)	346,300	4,204
Gold Fields, Ltd. - ADR (Ñ)	169,800	2,678
Grindrod, Ltd.	565,750	1,373
Impala Platinum Holdings, Ltd.	24,674	697
Imperial Holdings, Ltd.	204,353	3,333
Investec, Ltd.	98,049	807
JD Group, Ltd.	176,004	1,237
Kumba Iron Ore, Ltd.	29,901	1,699
Lewis Group, Ltd.	151,600	1,547
Massmart Holdings, Ltd.	112,067	2,279
Mondi, Ltd.	204,164	1,696
Mr Price Group, Ltd.	84,786	770
MTN Group, Ltd.	569,453	10,243
Murray & Roberts Holdings, Ltd.	46,258	287
Naspers, Ltd.	25,191	1,323
Pick n Pay Stores, Ltd.	193,766	1,274

116	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pretoria Portland Cement Co., Ltd.	442,900	2,112
Remgro, Ltd.	71,224	1,105
Sanlam, Ltd.	444,656	1,667
Sasol, Ltd. - ADR	214,622	9,664
Shoprite Holdings, Ltd. - ADR	432,549	6,114
Standard Bank Group, Ltd.	650,102	9,587
Telkom SA, Ltd. - ADR	219,808	1,136
Truworths International, Ltd.	270,716	2,667
Vodacom Group, Ltd. - ADR	127,819	1,228
Woolworths Holdings, Ltd.	312,635	1,225

		97,008

South Korea - 9.5%
Amorepacific Corp.	1,157	1,069
Basic House Co., Ltd. (The) (Æ)	15,751	318
Cheil Industries, Inc.	12,866	1,079
CJ CheilJedang Corp.	7,700	1,481
Daegu Bank, Ltd.	100,700	1,320
Dongbu Corp.	28,700	204
Dongbu Insurance Co., Ltd.	35,620	1,257
Dongkuk Steel Mill Co., Ltd.	26,150	602
Dongwon F&B Co., Ltd.	10,420	481
Doosan Infracore Co., Ltd. (AE)(Ñ)	82,300	2,033
Glovis Co., Ltd.	14,211	2,014
Hana Financial Group, Inc.	203,920	5,790
Hanjin Heavy Industries & Construction Co., Ltd. (Ñ)	64,600	2,463
Hankook Tire Co., Ltd. (Ñ)	103,690	2,695
Hansol Paper Co. (Ñ)	107,670	1,072
Hanyang Securities Co., Ltd.	44,800	381
Hyosung Corp.	19,360	2,151
Hyundai Heavy Industries Co., Ltd. (Ñ)	10,777	3,510
Hyundai Hysco	37,720	766
Hyundai Marine & Fire Insurance Co., Ltd.	86,410	1,843
Hyundai Mobis	22,702	5,649
Hyundai Motor Co.	46,012	6,951
Hyundai Steel Co.	43,500	4,214
KB Financial Group, Inc.	77,525	3,445
KB Financial Group, Inc. - ADR	34,870	1,566
KCC Corp.	1,926	638
Kia Motors Corp.	134,410	5,363
KIWOOM Securities Co., Ltd.	45,059	2,278
Kolon Industries, Inc. (Æ)	31,775	2,011
Korea Electric Power Corp.	171,463	4,510
Korea Zinc Co., Ltd.	9,600	2,419
KP Chemical Corp.	96,420	1,435
LG Chem, Ltd.	8,229	2,538
LG Corp. Class H	98,115	7,019
LG Display Co., Ltd. (Ñ)	84,790	2,901
LG Electronics, Inc. Class H (Ñ)	88,569	7,800
LG Household & Health Care, Ltd.	10,607	3,535
LG International Corp.	48,980	1,552
LG Uplus Corp.	423,120	2,745
LIG Insurance Co., Ltd.	116,500	2,407
MegaStudy Co., Ltd.	5,654	995
NHN Corp. (Æ)	10,654	1,889
Nong Shim Co., Ltd.	3,327	612

	Principal Amount ($) or Shares	Market Value $
Poongsan Corp.	10,460	374
POSCO	2,965	1,217
S&T Daewoo Co., Ltd. (Æ)	44,660	1,351
Samsung Electronics Co., Ltd.	34,003	22,513
Samsung Electronics Co., Ltd. - GDR (Þ)	20,890	6,511
Samsung Electronics Co., Ltd. - GDR	7,815	1,941
Samsung Fine Chemicals Co., Ltd.	7,755	460
Samsung Fire & Marine Insurance Co., Ltd.	56,704	9,726
Shinhan Financial Group Co., Ltd.	99,209	3,840
Shinsegae Co., Ltd.	3,890	1,974
SK Holdings Co., Ltd.	8,893	925
SKC Co., Ltd.	63,910	2,178

		160,011

Switzerland - 0.0%
Compagnie Financiere Richemont SA	156,064	776

Taiwan - 6.1%
Altek Corp.	2,778,246	3,983
Asia Polymer Corp.	2,121,400	2,335
AU Optronics Corp. (Æ)	5,651,202	5,638
Compal Electronics, Inc.	422,168	538
Coretronic Corp.	612,000	933
Delta Electronics, Inc.	1,209,970	4,999
Far Eastern New Century Corp.	777,041	1,119
Far EasTone Telecommunications Co., Ltd.	370,000	532
Formosa Chemicals & Fibre Corp.	489,820	1,404
Foxconn Technology Co., Ltd.	248,000	774
Gigabyte Technology Co., Ltd.	1,326,000	1,301
Grand Pacific Petrochemical	1,936,000	1,072
HannStar Display Corp. (Æ)	11,810,000	2,364
HON HAI Precision Industry Co., Ltd. (Þ)	2,430,560	9,207
HON HAI Precision Industry Co., Ltd. (Å)	144,064	546
HTC Corp.	14,000	316
Lite-On Technology Corp.	1,688,114	2,230
Macronix International	4,610,634	2,838
MediaTek, Inc.	502,281	6,315
Merry Electronics Co., Ltd.	754,000	1,261
Pegatron Corp. (Æ)	1,411,000	1,910
Powertech Technology, Inc.	1,131,800	3,733
Quanta Computer, Inc.	1,825,000	3,349
Radiant Opto-Electronics Corp.	964,976	1,454
Sanyang Industry Co., Ltd. (Æ)	2,274,000	1,229
Siliconware Precision Industries Co.	828,000	906
Silitech Technology Corp.	257,650	780
St. Shine Optical Co., Ltd.	138,108	1,552
Star Comgistic Capital Co., Ltd. Class Preference	1,132,200	1,446
Synnex Technology International Corp.	2,256,121	5,519
Taiwan Fertilizer Co., Ltd. Class H	160,000	546
Taiwan Semiconductor Manufacturing Co., Ltd.	8,061,388	16,533
Transcend Information, Inc.	116,000	288
Tsann Kuen Enterprise Co., Ltd.	572,755	1,077
U-Ming Marine Transport Corp.	468,000	963
Uni-President Enterprises Corp.	2,966,816	3,856
United Microelectronics Corp.	4,671,718	2,220

Russell Emerging Markets Fund	117

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Microelectronics Corp. - ADR	211,167	653
Wistron Corp.	1,460,964	3,001
Yuanta Financial Holding Co., Ltd.	1,214,000	763
Yung Shin Pharmaceutical Industrial Co., Ltd.	629,000	842

		102,325

Thailand - 2.4%
Bangkok Bank PCL	832,400	4,186
Banpu PCL	90,000	2,342
Charoen Pokphand Foods PCL	3,300,800	2,565
CP ALL PCL	1,915,293	2,843
Delta Electronics Thai PCL	2,092,300	2,216
Hana Microelectronics PCL	623,500	520
Home Product Center PCL	3,790,930	1,220
Kasikornbank PCL	556,600	2,172
Krung Thai Bank PCL	2,269,100	1,279
PTT Exploration & Production PCL	651,400	3,715
PTT PCL	404,900	4,092
Ratchaburi Electricity Generating Holding PCL	270,600	329
Siam Commercial Bank PCL	1,543,366	5,277
Thai Beverage PCL (Ñ)	8,379,890	1,813
Thai Oil PCL	296,700	524
Thanachart Capital PCL	1,261,100	1,662
Thoresen Thai Agencies PCL	530,390	412
Tisco Financial Group PCL	1,241,100	1,739
TPI Polene PCL	3,118,100	1,290

		40,196

Turkey - 4.2%
Akbank TAS	265,127	1,664
Anadolu Efes Biracilik Ve Malt Sanayii AS	260,383	4,157
Arcelik AS	897,800	4,976
Asya Katilim Bankasi AS	320,958	828
Aygaz AS	459,778	2,436
BIM Birlesik Magazalar AS	57,333	1,969
Cimsa Cimento Sanayi VE Tica	263,875	2,061
Dogan Sirketler Grubu Holdings (Æ)	1,105,095	801
Dogus Otomotiv Servis ve Ticaret AS (Æ)	83,165	626
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,632,326	3,004
Ford Otomotiv Sanayi AS	61,793	547
Haci Omer Sabanci Holding AS	122,023	672
Hurriyet Gazetecilik AS	582,588	670
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Æ)	1,403,776	714
Koza Anadolu Metal Madencilik Isletmeleri AS (Æ)	408,938	1,237
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	535,035	1,037
Tekfen Holding AS	243,897	1,063
Tofas Turk Otomobil Fabrikasi AS	182,100	1,009
Tupras Turkiye Petrol Rafine	94,208	2,529
Turk Hava Yollari (Æ)	623,221	2,585
Turk Sise ve Cam Fabrikalari AS (Æ)	720,810	1,347
Turkiye Garanti Bankasi AS	2,000,048	12,271
Turkiye Halk Bankasi AS	343,304	3,471

	Principal Amount ($) or Shares	Market Value $
Turkiye Is Bankasi Class C	1,772,889	7,972
Turkiye Vakiflar Bankasi Tao Class D	2,402,363	7,771
Vestel Elektronik Sanayi ve Ticaret A.S. (Æ)	770,946	1,312
Yapi ve Kredi Bankasi AS (Æ)	451,562	1,732

		70,461

United Arab Emirates - 0.0%
DP World, Ltd.	1,280,575	767

United Kingdom - 5.0%
Anglo American PLC	358,791	16,583
Antofagasta PLC	138,512	2,934
Eurasian Natural Resources Corp. PLC	434,899	6,066
Fresnillo PLC	61,487	1,232
Genesis Indian Investment Co., Ltd.	365,034	29,659
Hikma Pharmaceuticals PLC	314,810	3,965
Kazakhmys PLC	116,300	2,452
Old Mutual PLC	2,066,200	4,289
SABMiller PLC-ADR	324,952	10,519
Standard Chartered PLC	31,455	910
Tullow Oil PLC	261,800	4,971

		83,580

United States - 1.2%
Central European Distribution Corp. (Æ)	8,180	204
CTC Media, Inc. (Ñ)	38,100	899
RINO International Corp. (Æ)(Ñ)	69,800	1,280
Southern Copper Corp. (Ñ)	175,774	7,523
X5 Retail Group NV-GDR (Æ)	226,438	9,488

		19,394

Zimbabwe - 0.0%
Delta Corp., Ltd. (Æ)	1,117,659	705

Total Common Stocks (cost $1,016,822)		1,467,653

Preferred Stocks - 3.8%
Brazil - 2.9%
Banco Bradesco SA	245,470	5,060
Banco do Estado do Rio Grande do Sul	131,400	1,444
Brasil Telecom SA (Æ)	344,926	2,554
Centrais Eletricas Brasileiras SA	259,800	4,200
Cia de Bebidas das Americas	55,500	7,719
Cia Energetica de Minas Gerais	55,000	969
Cia Energetica de Sao Paulo Class Preference	59,700	950
Cia Paranaense de Energia	174,800	4,110
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	355,100	6,203
Investimentos Itau SA	734,900	5,831
Itau Unibanco Holding SA	207,237	5,058
Petroleo Brasileiro SA (Æ)	52,800	803
Telemar Norte Leste SA (Æ)	27,000	766
Ultrapar Participacoes SA	49,715	3,020
Vivo Participacoes SA	71	2

		48,689

118	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Chile - 0.0%
Embotelladora Andina SA	165,041	816
Embotelladora Andina SA Class A	13,200	54

		870

Colombia - 0.0%
BanColombia SA	7,200	125

Russia - 0.2%
AK Transneft OAO	2,370	2,835
MDM Bank (Æ)	1,093,505	468

		3,303

South Korea - 0.7%
Hyundai Motor Co. (Ñ)	23,140	1,252
Samsung Electronics Co., Ltd.	20,688	10,167

		11,419

Total Preferred Stocks (cost $45,032)		64,406

Warrants & Rights - 0.3%
Cayman Islands - 0.0%
Kingboard Chemical Holdings, Ltd. (Æ)
2012 Warrants	23,450	13

Germany - 0.2%
Commercial Bank of Qatar (Æ)
2017 Warrants	116,100	2,654

South Korea - 0.0%
Kolon Industries, Inc. (Æ)
2010 Rights	7,563	116

United Kingdom - 0.1%
Deutsche Bank AG (Æ)
2012 Warrants	14,350	820

United States - 0.0%
Citigroup Global Markets (Æ)
2013 Warrants	89,600	203
HON HAI Precision Industry Co., Ltd. (Þ)(Æ)
2012 Warrants	37,417	141

		344

Total Warrants & Rights (cost $3,403)		3,947

Certificates of Participation - 0.2%
United Kingdom - 0.2%
Agility Public Warehousing Co.
Note due 03/14/12	742	1,450

	Principal Amount ($) or Shares		Market Value $
Jarir Marketing, Co.
Note due 03/27/12	1,116		637
Note due 06/04/12	2,950		1,216

Total Certificates of Participation (cost $3,733)			3,303

Short-Term Investments - 6.9%
United States - 6.9%
Russell U.S. Cash Management Fund (£)	116,533,579	(¥)	116,534

Total Short-Term Investments (cost $116,533)			116,534

Other Securities - 7.2%
Russell U.S. Cash Collateral Fund (×)	84,819,434	(¥)	84,819
State Street Securities Lending Quality Trust (×)	36,633,843	(¥)	36,532

Total Other Securities (cost $121,453)			121,351

Total Investments - 105.7% (identified cost $1,306,976)			1,777,194

Other Assets and Liabilities, Net - (5.7%)			(96,391)

Net Assets - 100.0%			1,680,803

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	119

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Hang Seng China Enterprises Index Futures (Hong Kong)	151	HKD	99,033	11/10	(373)
Hang Seng Index Futures (Hong Kong)	86	HKD	98,784	11/10	(271)
JSE-40 Index Futures Futures (South Africa)	390	ZAR	106,146	12/10	337
Kospi 200 Index Futures (South Korea)	153	KRW	18,524,475	12/10	157
Mexican Bolsa Index Futures (Mexico)	200	MXN	71,286	12/10	268
MSCI Taiwan Index Futures	513	USD	15,077	11/10	77
S&P CNX Nifty Index Futures	840	USD	10,147	11/10	(148)
TurkDEX ISE-30 Index Futures	410	TRY	3,614	12/10	(39)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					8

See accompanying notes which are an integral part of the financial statements.

120	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,225	HKD	9,500	12/15/10	1
Bank of America	USD	167	MXN	2,100	12/15/10	2
Bank of America	USD	398	MXN	5,000	12/15/10	6
Bank of America	USD	67	TRY	100	12/15/10	2
Bank of America	USD	34	ZAR	242	11/03/10	—
Bank of America	USD	121	ZAR	848	11/04/10	—
Bank of America	USD	212	ZAR	1,500	12/15/10	1
Bank of America	TRY	17	USD	12	11/02/10	—
Bank of America	TRY	33	USD	23	11/02/10	—
Barclays Bank PLC	USD	1,410	HKD	10,950	12/15/10	3
Barclays Bank PLC	USD	6,447	HKD	50,000	12/15/10	5
Barclays Bank PLC	USD	935	KRW	1,100,000	12/15/10	41
Barclays Bank PLC	USD	514	MXN	6,750	12/15/10	31
Barclays Bank PLC	USD	1,441	MXN	18,000	12/15/10	13
Barclays Bank PLC	USD	344	TRY	500	12/15/10	2
Barclays Bank PLC	USD	1,015	ZAR	7,475	12/15/10	45
Barclays Bank PLC	USD	2,811	ZAR	20,000	12/15/10	25
BNP Paribas	USD	1,410	HKD	10,950	12/15/10	3
Brown Brothers Harriman & Co.	USD	2,762	BRL	4,750	11/03/10	31
Brown Brothers Harriman & Co.	USD	1,290	HKD	10,000	12/15/10	—
Brown Brothers Harriman & Co.	USD	704	ZAR	5,000	12/15/10	5
Brown Brothers Harriman & Co.	HKD	30,000	USD	3,868	12/15/10	(3)
Brown Brothers Harriman & Co.	MXN	5,000	USD	401	12/15/10	(3)
Brown Brothers Harriman & Co.	TRY	500	USD	351	12/15/10	5
Brown Brothers Harriman & Co.	ZAR	10,000	USD	1,456	12/15/10	38
Calyon Securities	USD	515	MXN	6,750	12/15/10	31
Calyon Securities	USD	1,015	ZAR	7,475	12/15/10	45
Credit Lyonnais Securities	USD	1,775	BRL	3,000	11/03/10	(10)
Credit Lyonnais Securities	USD	424	INR	20,000	12/15/10	22
Credit Lyonnais Securities	USD	887	KRW	1,000,000	12/15/10	—
Credit Lyonnais Securities	USD	935	KRW	1,100,000	12/15/10	40
Credit Lyonnais Securities	BRL	1,000	USD	601	11/03/10	13
Deutsche Bank AG	USD	2,757	BRL	4,750	11/03/10	36
Deutsche Bank AG	USD	1,410	HKD	10,950	12/15/10	3
Deutsche Bank AG	USD	427	INR	20,000	12/15/10	19
Deutsche Bank AG	USD	893	INR	40,000	12/15/10	(1)
Deutsche Bank AG	USD	981	INR	46,250	12/15/10	51
Deutsche Bank AG	USD	933	KRW	1,100,000	12/15/10	43
Deutsche Bank AG	USD	1,336	KRW	1,500,000	12/15/10	(5)
Deutsche Bank AG	USD	77	MXN	1,000	12/15/10	4
Deutsche Bank AG	USD	153	MXN	2,000	12/15/10	9
Deutsche Bank AG	USD	264	TRY	400	12/15/10	13
Deutsche Bank AG	USD	14	ZAR	98	11/01/10	—
Deutsche Bank AG	USD	275	ZAR	2,000	12/15/10	9
Deutsche Bank AG	USD	1,015	ZAR	7,475	12/15/10	45
Deutsche Bank AG	INR	40,000	USD	896	12/15/10	4
Deutsche Bank AG	KRW	1,000,000	USD	898	12/15/10	11
Deutsche Bank AG	TRY	200	USD	130	12/15/10	(9)
Deutsche Bank AG	ZAR	179	USD	26	11/01/10	—
HSBC Bank PLC	USD	1,410	HKD	10,950	12/15/10	3
JP Morgan Chase Bank	USD	1,410	HKD	10,950	12/15/10	3
Mellon Bank	USD	2,022	HKD	15,686	11/01/10	2
Mellon Bank	USD	902	HKD	7,000	11/02/10	1

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	121

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Mellon Bank	USD	1,410	HKD	10,950	12/15/10	3
Mellon Bank	USD	224	ZAR	1,557	11/02/10	(2)
Mellon Bank	USD	24	ZAR	168	11/03/10	—
Mellon Bank	USD	9	ZAR	64	11/04/10	—
Mellon Bank	HKD	845	USD	109	11/01/10	—
Mellon Bank	TRY	72	USD	50	11/02/10	—
Mellon Bank	TRY	109	USD	75	11/02/10	—
Royal Bank of Canada	USD	1,934	HKD	15,000	12/15/10	2
Royal Bank of Scotland PLC	USD	2,757	BRL	4,750	11/03/10	36
Royal Bank of Scotland PLC	USD	1,741	BRL	3,000	12/02/10	13
Royal Bank of Scotland PLC	USD	608	HKD	4,717	11/03/10	—
Royal Bank of Scotland PLC	USD	5,154	HKD	40,000	12/15/10	8
Royal Bank of Scotland PLC	USD	980	INR	46,250	12/15/10	52
Royal Bank of Scotland PLC	USD	2,206	INR	100,000	12/15/10	25
Royal Bank of Scotland PLC	USD	859	KRW	1,000,000	12/15/10	28
Royal Bank of Scotland PLC	USD	934	KRW	1,100,000	12/15/10	41
Royal Bank of Scotland PLC	USD	4,386	KRW	5,000,000	12/15/10	49
Royal Bank of Scotland PLC	USD	514	MXN	6,750	12/15/10	31
Royal Bank of Scotland PLC	USD	793	MXN	10,000	12/15/10	15
Royal Bank of Scotland PLC	USD	478	TRY	700	12/15/10	6
Royal Bank of Scotland PLC	USD	1,039	TRY	1,600	12/15/10	68
Royal Bank of Scotland PLC	USD	2,127	ZAR	15,000	12/15/10	1
Royal Bank of Scotland PLC	HKD	956	USD	123	11/02/10	—
Societe Generale	USD	2,759	BRL	4,750	11/03/10	35
Societe Generale	USD	981	INR	46,250	12/15/10	51
Societe Generale	USD	397	MXN	5,000	12/15/10	6
Societe Generale	USD	345	TRY	500	12/15/10	1
State Street Bank & Trust Co.	USD	1,186	BRL	2,000	11/03/10	(10)
State Street Bank & Trust Co.	USD	1,763	BRL	3,000	11/03/10	1
State Street Bank & Trust Co.	USD	3,523	BRL	6,000	11/03/10	6
State Street Bank & Trust Co.	USD	3,820	BRL	6,500	11/03/10	2
State Street Bank & Trust Co.	USD	3,790	BRL	6,500	12/02/10	10
State Street Bank & Trust Co.	USD	91	HKD	705	11/01/10	—
State Street Bank & Trust Co.	USD	119	HKD	922	11/01/10	—
State Street Bank & Trust Co.	USD	148	HKD	1,148	11/01/10	—
State Street Bank & Trust Co.	USD	5	HKD	40	11/02/10	—
State Street Bank & Trust Co.	USD	8	HKD	61	11/02/10	—
State Street Bank & Trust Co.	USD	161	HKD	1,245	11/02/10	—
State Street Bank & Trust Co.	USD	2,579	HKD	20,000	12/15/10	2
State Street Bank & Trust Co.	USD	88	IDR	791,445	11/01/10	—
State Street Bank & Trust Co.	USD	212	IDR	1,890,418	11/02/10	—
State Street Bank & Trust Co.	USD	658	INR	30,000	12/15/10	11
State Street Bank & Trust Co.	USD	981	INR	46,250	12/15/10	51
State Street Bank & Trust Co.	USD	1,116	INR	50,000	12/15/10	—
State Street Bank & Trust Co.	USD	55	KRW	61,605	11/01/10	—
State Street Bank & Trust Co.	USD	195	KRW	218,967	11/01/10	(1)
State Street Bank & Trust Co.	USD	852	KRW	1,000,000	12/15/10	35
State Street Bank & Trust Co.	USD	25	MXN	308	11/01/10	—
State Street Bank & Trust Co.	USD	25	MXN	309	11/01/10	—
State Street Bank & Trust Co.	USD	56	MXN	696	11/01/10	—
State Street Bank & Trust Co.	USD	241	MXN	3,000	12/15/10	1
State Street Bank & Trust Co.	USD	395	MXN	5,000	12/15/10	9
State Street Bank & Trust Co.	USD	514	MXN	6,750	12/15/10	31

See accompanying notes which are an integral part of the financial statements.

122	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
State Street Bank & Trust Co.	USD	486	TRY	700	12/15/10	(2)
State Street Bank & Trust Co.	USD	11	ZAR	75	11/02/10	—
State Street Bank & Trust Co.	USD	45	ZAR	313	11/05/10	—
State Street Bank & Trust Co.	USD	1,015	ZAR	7,475	12/15/10	45
State Street Bank & Trust Co.	USD	1,407	ZAR	10,000	12/15/10	11
State Street Bank & Trust Co.	USD	1,419	ZAR	10,000	12/15/10	(1)
State Street Bank & Trust Co.	BRL	22	USD	13	11/01/10	—
State Street Bank & Trust Co.	BRL	47	USD	27	11/01/10	—
State Street Bank & Trust Co.	BRL	82	USD	48	11/01/10	—
State Street Bank & Trust Co.	BRL	219	USD	128	11/01/10	(1)
State Street Bank & Trust Co.	BRL	240	USD	140	11/01/10	(1)
State Street Bank & Trust Co.	BRL	6	USD	3	11/03/10	—
State Street Bank & Trust Co.	BRL	56	USD	33	11/03/10	—
State Street Bank & Trust Co.	BRL	61	USD	35	11/03/10	—
State Street Bank & Trust Co.	BRL	104	USD	61	11/03/10	—
State Street Bank & Trust Co.	BRL	127	USD	75	11/03/10	—
State Street Bank & Trust Co.	BRL	200	USD	117	11/03/10	(1)
State Street Bank & Trust Co.	BRL	829	USD	485	11/03/10	(2)
State Street Bank & Trust Co.	BRL	2,000	USD	1,176	11/03/10	(1)
State Street Bank & Trust Co.	BRL	3,000	USD	1,799	11/03/10	35
State Street Bank & Trust Co.	BRL	6,000	USD	3,527	11/03/10	(2)
State Street Bank & Trust Co.	BRL	6,500	USD	3,810	11/03/10	(13)
State Street Bank & Trust Co.	HKD	6	USD	1	11/01/10	—
State Street Bank & Trust Co.	HKD	83	USD	11	11/01/10	—
State Street Bank & Trust Co.	HKD	82	USD	11	11/02/10	—
State Street Bank & Trust Co.	HKD	118	USD	15	11/02/10	—
State Street Bank & Trust Co.	HKD	10,000	USD	1,289	12/15/10	(2)
State Street Bank & Trust Co.	INR	30,000	USD	669	12/15/10	—
State Street Bank & Trust Co.	KRW	1,000,000	USD	891	12/15/10	4
State Street Bank & Trust Co.	MXN	194	USD	16	11/03/10	—
State Street Bank & Trust Co.	MXN	5,000	USD	402	12/15/10	(2)
State Street Bank & Trust Co.	MYR	12	USD	4	11/01/10	—
State Street Bank & Trust Co.	MYR	27	USD	9	11/01/10	—
State Street Bank & Trust Co.	MYR	90	USD	29	11/01/10	—
State Street Bank & Trust Co.	MYR	182	USD	58	11/01/10	—
State Street Bank & Trust Co.	MYR	209	USD	67	11/01/10	—
State Street Bank & Trust Co.	MYR	11	USD	4	11/02/10	—
State Street Bank & Trust Co.	MYR	32	USD	10	11/02/10	—
State Street Bank & Trust Co.	MYR	67	USD	21	11/02/10	—
State Street Bank & Trust Co.	MYR	2,101	USD	675	11/02/10	—
State Street Bank & Trust Co.	THB	2,854	USD	95	11/01/10	—
State Street Bank & Trust Co.	THB	4,203	USD	140	11/02/10	—
State Street Bank & Trust Co.	TRY	500	USD	350	12/15/10	4
State Street Bank & Trust Co.	ZAR	7,000	USD	1,013	12/15/10	20
UBS AG	USD	3	ZAR	24	11/05/10	—
Westpac Banking Corp.	USD	2,576	HKD	20,000	12/15/10	5
Westpac Banking Corp.	USD	229	MXN	3,000	12/15/10	13
Westpac Banking Corp.	USD	680	ZAR	5,000	12/15/10	29

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,390

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	123

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands

Index Swap Contracts
Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Unrealized Appreciation (Depreciation)

Bovespa Index Future	Goldman Sachs	BRL	38,246	Total Return of Underlying Security at Termination	12/15/2010	(38)

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						(38)

Presentation of Portfolio Holdings — October 31, 2010

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$1,407	$—	$—	$1,407	0.1
Austria	1,603	—	—	1,603	0.1
Bermuda	19,196	—	—	19,196	1.1
Brazil	171,502	—	—	171,502	10.2
Canada	5,618	—	—	5,618	0.3
Cayman Islands	73,902	—	—	73,902	4.4
Chile	14,795	—	—	14,795	0.9
China	91,373	—	—	91,373	5.4
Colombia	10,535	—	—	10,535	0.6
Cyprus	1,991	—	—	1,991	0.1
Czech Republic	1,105	—	—	1,105	0.1
Egypt	10,340	—	—	10,340	0.6
Greece	4,280	—	—	4,280	0.3
Hong Kong	65,600	—	—	65,600	3.9
Hungary	7,511	—	—	7,511	0.5
India	105,722	—	64	105,786	6.3
Indonesia	45,481	—	—	45,481	2.7
Kazakhstan	2,505	—	—	2,505	0.2
Luxembourg	31,669	—	—	31,669	1.9
Malaysia	24,284	—	—	24,284	1.4
Mexico	55,843	—	—	55,843	3.3
Netherlands	2,525	—	—	2,525	0.2
Nigeria	4,371	—	—	4,371	0.3
Oman	1,086	—	—	1,086	0.1
Panama	1,172	—	—	1,172	0.1
Peru	1,302	—	—	1,302	0.1
Philippines	15,823	—	—	15,823	0.9
Poland	17,295	—	—	17,295	1.0
Qatar	1,915	—	—	1,915	0.1
Russia	99,951	—	—	99,951	5.9

See accompanying notes which are an integral part of the financial statements.

124	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Singapore	$664	$—	$—	$664	$—	*
South Africa	97,008	—	—	97,008	5.8
South Korea	160,011	—	—	160,011	9.5
Switzerland	776	—	—	776	—	*
Taiwan	102,325	—	—	102,325	6.1
Thailand	40,196	—	—	40,196	2.4
Turkey	70,461	—	—	70,461	4.2
United Arab Emirates	767	—	—	767	—	*
United Kingdom	83,580	—	—	83,580	5.0
United States	19,394	—	—	19,394	1.2
Zimbabwe	705	—	—	705	—	*
Preferred Stocks	64,406	—	—	64,406	3.8
Warrants & Rights	3,831	116	—	3,947	0.3
Certificates of Participation	—	3,303	—	3,303	0.2
Short-Term Investments	—	116,534	—	116,534	6.9
Other Securities	—	121,351	—	121,351	7.2

Total Investments	1,535,826	241,304	64	1,777,194	105.7

Other Assets and Liabilities, Net					(5.7)

					100.0

Other Financial Instruments**
Futures Contracts	8	—	—	8	—	*
Foreign Currency Exchange Contracts	(19)	1,409	—	1,390	0.1
Index Swap Contracts	(38)	—	—	(38)	(—	)*

Total Other Financial Instruments	$(49)	$1,409	$—	$1,360

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2010 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	125

Russell Investment Company

Russell Emerging Markets Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,462
Daily variation margin on futures contracts*	839	—

Total	$839	$1,462

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$72
Daily variation margin on futures contracts*	831	—
Unrealized depreciation on index swap contracts	38	—

Total	$869	$72

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,222	$—
Index swap contracts	125	—
Foreign currency-related transactions	—	1,506

Total	$4,347	$1,506

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$1,223	$—
Index swap contracts	545	—
Foreign currency-related transactions	—	382

Total	$1,768	$382

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

126	Russell Emerging Markets Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A ‡
	Total Return
1 Year	10.60%
5 Years	(0.44	)%§
10 Years	(1.38	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class C
	Total Return
1 Year	16.42%
5 Years	(0.02	)%§
10 Years	(1.55	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class E ‡‡
	Total Return
1 Year	17.36%
5 Years	0.74	%§
10 Years	(0.80	)%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total Return
1 Year	17.65%
5 Years	1.00	%§
10 Years	(0.55	)%§

S&P 500® Index **
	Total Return
1 Year	16.52%
5 Years	1.73	%§
10 Years	(0.02	)%§

128	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2010 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Tax-Managed U.S. Large Cap Fund Class A, Class C, Class E and Class S Shares gained 17.36%, 16.42%, 17.36% and 17.65%, respectively. This is compared to the S&P 500® Index, which gained 16.52% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Large-Cap Core Funds Average gained 14.24%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The economy continued to grow over the fiscal year, but at a slowing pace. Relative to past recoveries from deep recessions, economic growth, as measured by gross domestic product, failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. In response to the slow pace of the economic recovery and its jobless nature, the government stepped up its efforts to stimulate economic growth. Toward the latter part of the fiscal year, the Federal Reserve announced its intentions to expand its quantitative easing efforts beyond the purchase of mortgage-backed securities and into direct purchases of U.S. government debt. This direct injection of money into the economy was intended to cause interest rates to decline in the intermediate term, and inflationary expectations to rise in the longer-term. Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been a key to providing investors with a sense of optimism and has driven the outperformance of some of the more export-oriented sectors, including producer durables, materials and processing, and technology.

The Fund outperformed during the period relative to its benchmark, as both improving global growth and demand for technology factored into results. Technology sector stock selection contributed most to the Fund’s outperformance on the strength of productivity software for corporations. In addition, technology companies focused on server equipment and consumer-oriented technology solutions contributed as well. In the consumer discretionary sector, foreign demand drove improvements in the earnings of holdings in casino and gaming companies. These companies had a positive impact on returns, as did positions in internet-based retail, which benefited from value-focused consumers. The portfolio also benefited from health care holdings focused on medical equipment and biotechnology. Stock selection in the financial services sector detracted from performance due to the portfolio’s securities industry holdings and an underweight to real estate investment trusts (“REITs”). A sizable underweight to the utilities sector detracted from performance as well.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

For the fiscal year ended October 31, 2010, three of the five Fund managers outperformed their respective benchmarks. The Fund’s value managers faced greater headwinds as a result of their growth-leaning characteristics in the value style as well as an underexposure to more defensively focused industries and stocks. The growth-oriented managers benefited from improvements in global growth and from increased technology demand.

Armstrong Shaw Associates Inc. underperformed the Russell 1000 Value Index during the period. Its stock selection in the consumer staples sector was a driver of the underperformance due largely to exposure in drug stores and underexposure to the foods and beverages (soft drinks) industries. Stock selection in the health care sector detracted from performance as well, as did an overweight to the sector, which lagged for the fiscal year. In addition, the portfolio was negatively impacted by stock selection in technology and also from an underweight to the utilities sector.

Palisades Investment Partners, LLC underperformed the Russell 1000 Value Index during the period. The portfolio did benefit from a sizable overweight to the consumer discretionary sector and from an underweight to the energy sector. This was more than offset by stock selection across sectors, most notably in the consumer discretionary and technology sectors. In these sectors, stock selection across the retail industries and in the computer and communications technology industries detracted from returns. Stock selection in the energy, financial services, and producer durables sectors also contributed to the manager’s underperformance.

Russell Tax-Managed U.S. Large Cap Fund	129

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2010 (Unaudited)

JP Morgan Investment Management Inc. outperformed the S&P 500 Index during the period. The portfolio benefited from stock selection in the producer durables sector, where holdings in railroads, agricultural machinery, aerospace, and truck manufacturing contributed to returns. Stock selection in the materials and processing sector as well as positions in chemicals and copper contributed to the manager’s outperformance.

Sands Capital Management, LLC outperformed the Russell 1000 Growth by a sizable margin during the period, as stock selection across a number of sectors produced favorable returns. In the technology sector, the portfolio benefited from holdings in enterprise software and consumer-oriented computer technology and from an underweight to large market capitalization software, computer, and communications technology companies. Health care stock selection contributed to the manager’s outperformance as did the portfolio’s biotechnology, pharmaceutical and medical equipment holdings. The portfolio also benefited from holdings in the energy and consumer discretionary sectors.

Turner Investment Partners, Inc. outperformed the Russell 1000 Growth Index by a small margin during the period. This was driven largely by its stock selection in the technology sector. The portfolio benefited from its holdings in software, computer technology, and semiconductors. Stock selection in the materials and processing sector detracted from performance due to holdings in fertilizers and metals. The portfolio was also negatively impacted by selection in the energy, financial services, and health care sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
Palisades Investment Partners, LLC	Value
Sands Capital Management, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 2000 to December 6, 2000 and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class A Shares. Had they done so, the returns shown would have been lower. The returns shown for Class A Shares from December 7, 2000 to May 31, 2010 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class E Shares on December 7, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 2000 to December 6, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had they done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

130	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
June 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,005.50	$1,053.44
Expenses Paid During Period*	$5.17	$5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the 153-day period annualized), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,001.70	$1,015.58
Expenses Paid During Period†	$9.64	$9.70

*	Expenses are equal to the Fund’s annualized expense ratio of 1.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,005.50	$1,019.36
Expenses Paid During Period†	$5.86	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,007.20	$1,020.62
Expenses Paid During Period†	$4.60	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Large Cap Fund	131

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.6%
Consumer Discretionary - 14.6%
Advance Auto Parts, Inc.	4,000	260
Amazon.com, Inc. (Æ)	47,400	7,828
Apollo Group, Inc. Class A (Æ)	1,800	67
AutoZone, Inc.(Æ)	2,400	570
Baidu, Inc. - ADR (Æ)	5,400	594
Bed Bath & Beyond, Inc. (Æ)	1,000	44
Carnival Corp.	12,800	553
CBS Corp. Class B	26,800	454
Coach, Inc.	45,000	2,250
Comcast Corp. Class A	139,500	2,717
Darden Restaurants, Inc.	11,100	507
DIRECTV, Inc. Class A (Æ)	16,700	726
DISH Network Corp. Class A	4,400	87
eBay, Inc. (Æ)	43,400	1,294
Family Dollar Stores, Inc. (Ñ)	8,500	392
Ford Motor Co. (Æ)(Ñ)	22,900	324
GameStop Corp. Class A (Æ)(Ñ)	15,400	303
Gannett Co., Inc. (Ñ)	21,700	257
Gap, Inc. (The)	35,300	671
Guess?, Inc.	22,000	856
Hasbro, Inc.	7,500	347
Home Depot, Inc.	3,200	99
International Game Technology	17,000	265
Johnson Controls, Inc.	28,000	983
Kohl’s Corp. (Æ)	13,100	671
Las Vegas Sands Corp. (Æ)(Ñ)	71,020	3,258
Lear Corp. (Æ)	6,800	601
Lennar Corp. Class A (Ñ)	28,800	418
Lowe’s Cos., Inc.	107,400	2,291
Macy’s, Inc.	13,900	329
McDonald’s Corp.	2,900	225
Nike, Inc. Class B	30,500	2,484
NVR, Inc. (Æ)	200	125
Omnicom Group, Inc.	40,800	1,794
Pulte Group, Inc. (Æ)(Ñ)	69,760	548
Rent-A-Center, Inc. Class A (Ñ)	30,700	772
Ross Stores, Inc.	2,300	136
Royal Caribbean Cruises, Ltd. (Æ)	6,900	273
Staples, Inc.	113,900	2,331
Starbucks Corp. (Ñ)	105,700	3,010
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	16,800	910
Target Corp.	53,800	2,794
Time Warner Cable, Inc.	21,691	1,255
Time Warner, Inc.	49,791	1,619
TJX Cos., Inc.	11,300	519
Urban Outfitters, Inc. (Æ)(Ñ)	11,600	357
VF Corp.	4,500	375
Viacom, Inc. Class A	28,700	1,107
Wal-Mart Stores, Inc.	29,800	1,614
Walt Disney Co. (The)	65,400	2,362
WESCO International, Inc. (Æ)(Ñ)	6,900	295
Whirlpool Corp.	1,200	91
Wyndham Worldwide Corp.	93,440	2,686

		57,698

	Principal Amount ($) or Shares	Market Value $
Consumer Staples - 5.0%
Archer-Daniels-Midland Co.	17,900	596
Campbell Soup Co. (Ñ)	16,800	609
Coca-Cola Co. (The)	38,700	2,373
Coca-Cola Enterprises, Inc.	8,600	207
Colgate-Palmolive Co.	16,500	1,272
ConAgra Foods, Inc. (Ñ)	14,100	317
CVS Caremark Corp.	93,010	2,801
Energizer Holdings, Inc. (Æ)	4,100	307
General Mills, Inc.	21,600	811
Kellogg Co.	3,200	161
Kimberly-Clark Corp.	5,300	336
Kraft Foods, Inc. Class A	3,594	116
Kroger Co. (The)	19,800	436
Lorillard, Inc.	1,000	85
Mead Johnson Nutrition Co. Class A	19,100	1,123
PepsiCo, Inc.	27,720	1,810
Philip Morris International, Inc.	36,000	2,106
Procter & Gamble Co. (The)	50,985	3,241
Sysco Corp.	16,800	495
Walgreen Co.	10,000	339

		19,541

Energy - 11.1%
Anadarko Petroleum Corp.	18,480	1,138
Apache Corp.	28,490	2,878
Baker Hughes, Inc.	14,200	658
Cameron International Corp. (Æ)	6,300	276
Chevron Corp.	85,387	7,054
Cimarex Energy Co.	11,900	913
ConocoPhillips	23,479	1,395
Devon Energy Corp.	45,700	2,971
El Paso Corp.	212,190	2,814
EOG Resources, Inc.	8,500	814
Exxon Mobil Corp.	88,346	5,872
First Solar, Inc. (Æ)(Ñ)	3,300	454
FMC Technologies, Inc. (Æ)	37,800	2,725
Halliburton Co.	61,300	1,953
National Oilwell Varco, Inc.	81,400	4,376
Occidental Petroleum Corp.	32,310	2,541
Royal Dutch Shell PLC - ADR	6,900	448
Schlumberger, Ltd.	63,200	4,417
Williams Cos., Inc. (The)	5,900	127

		43,824

Financial Services - 16.1%
ACE, Ltd.	39,200	2,329
Aflac, Inc.	14,200	794
American Express Co.	24,100	999
Apartment Investment & Management Co. Class A (ö)	6,000	140
Bank of America Corp.	419,948	4,804
Bank of New York Mellon Corp. (The)	10,166	255
Bank of Nova Scotia	13,900	744
BB&T Corp. (Ñ)	22,900	536
Berkshire Hathaway, Inc. Class B (Æ)	12,800	1,018
Capital One Financial Corp.	13,470	502

132	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	52,900	971
Charles Schwab Corp. (The)	131,500	2,025
Citigroup, Inc. (Æ)	793,345	3,308
CME Group, Inc. Class A	1,600	463
Comerica, Inc. (Ñ)	45,100	1,614
Digital Realty Trust, Inc. (Ñ)(ö)	7,300	436
Discover Financial Services	112,600	1,987
E*Trade Financial Corp. (Æ)(Ñ)	42,885	613
Endurance Specialty Holdings, Ltd.	3,300	137
Fifth Third Bancorp	70,890	890
First Horizon National Corp. (Æ)(Ñ)	3,730	38
Goldman Sachs Group, Inc. (The)	35,410	5,699
Health Care REIT, Inc. (ö)	3,300	169
Huntington Bancshares, Inc.	50,900	289
IntercontinentalExchange, Inc. (Æ)	27,500	3,159
Invesco, Ltd.	6,700	154
JPMorgan Chase & Co.	130,720	4,919
Lincoln National Corp.	5,000	122
Mastercard, Inc. Class A	10,900	2,617
MetLife, Inc.	81,580	3,290
Morgan Stanley	28,700	714
Omega Healthcare Investors, Inc. (ö)	5,800	133
Plum Creek Timber Co., Inc. (Ñ)(ö)	6,200	228
PNC Financial Services Group, Inc.	40,500	2,183
Popular, Inc. (Æ)	214,000	584
Prudential Financial, Inc.	8,700	458
Regions Financial Corp.	8,300	52
RenaissanceRe Holdings, Ltd.	3,900	235
Simon Property Group, Inc. (ö)	6,068	583
State Street Corp.	22,500	940
SVB Financial Group (Æ)(Ñ)	2,800	121
TD Ameritrade Holding Corp. (Ñ)	1,800	31
US Bancorp	16,400	397
Visa, Inc. Class A	52,175	4,079
Wells Fargo & Co.	219,640	5,728
XL Group PLC Class A (Ñ)	11,100	235
Zions Bancorporation (Ñ)	94,400	1,950

		63,672

Health Care - 12.0%
Abbott Laboratories	123,500	6,338
Aetna, Inc.	13,000	388
Alexion Pharmaceuticals, Inc. (Æ)	33,110	2,261
Allergan, Inc.	58,930	4,267
Amgen, Inc. (Æ)	33,940	1,941
Baxter International, Inc.	1,600	81
Becton Dickinson and Co. (Ñ)	1,700	128
Biogen Idec, Inc. (Æ)	17,100	1,072
Bristol-Myers Squibb Co.	4,600	124
Cardinal Health, Inc.	14,800	513
Celgene Corp. (Æ)	23,100	1,434
Cigna Corp.	6,200	218
Cooper Cos., Inc. (The)	10,800	533
Covidien PLC	67,125	2,676
DaVita, Inc. (Æ)	2,800	201
Express Scripts, Inc. Class A (Æ)	18,560	901

	Principal Amount ($) or Shares	Market Value $
Genzyme Corp. (Æ)	20,400	1,471
Health Management Associates, Inc. Class A (Æ)	138,500	1,109
Illumina, Inc. (Æ)(Ñ)	48,500	2,634
Intuitive Surgical, Inc. (Æ)(Ñ)	12,070	3,174
Johnson & Johnson	22,484	1,432
McKesson Corp.	600	40
Medco Health Solutions, Inc. (Æ)	4,900	257
Medtronic, Inc.	8,500	299
Merck & Co., Inc.	82,400	2,990
Mylan, Inc. (Æ)(Ñ)	7,500	152
Pfizer, Inc.	111,200	1,935
Thermo Fisher Scientific, Inc. (Æ)	40,100	2,062
UnitedHealth Group, Inc.	78,100	2,816
Varian Medical Systems, Inc. (Æ)(Ñ)	31,900	2,017
Watson Pharmaceuticals, Inc. Class B (Æ)	27,000	1,260
WellPoint, Inc. (Æ)	11,200	609

		47,333

Materials and Processing - 3.4%
Air Products & Chemicals, Inc.	5,000	425
Alcoa, Inc.	19,900	261
Celanese Corp. Class A	22,000	784
Cliffs Natural Resources, Inc.	10,320	673
Dow Chemical Co. (The)	59,300	1,828
EI du Pont de Nemours & Co.	39,200	1,853
Fastenal Co.	15,300	788
Freeport-McMoRan Copper & Gold, Inc. Class B	13,900	1,316
Goldcorp, Inc.	19,000	847
PPG Industries, Inc.	7,900	606
Praxair, Inc.	32,080	2,930
Textron, Inc. (Ñ)	13,500	281
United States Steel Corp. (Ñ)	15,270	654

		13,246

Producer Durables - 11.0%
3M Co.	6,800	573
Caterpillar, Inc.	13,500	1,061
CH Robinson Worldwide, Inc.	19,500	1,374
Chicago Bridge & Iron Co. NV (Æ)	23,900	603
Cooper Industries PLC	4,100	215
CSX Corp.	75,130	4,617
Cummins, Inc. (Ñ)	8,310	732
Deere & Co.	12,300	945
Eaton Corp.	13,200	1,173
FedEx Corp.	11,520	1,011
Flir Systems, Inc. (Æ)(Ñ)	32,700	910
GATX Corp. (Ñ)	3,500	111
General Cable Corp. (Æ)(Ñ)	24,600	687
General Dynamics Corp.	10,700	729
General Electric Co.	254,600	4,079
Genpact, Ltd. (Æ)(Ñ)	8,900	141
Honeywell International, Inc.	29,500	1,390
Ingersoll-Rand PLC (Ñ)	51,090	2,008
ITT Corp. (Ñ)	11,840	559
Lincoln Electric Holdings, Inc.	7,700	460

Russell Tax-Managed U.S. Large Cap Fund	133

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Manpower, Inc.	11,430	626
Norfolk Southern Corp.	14,600	898
Northrop Grumman Corp.	7,500	474
PACCAR, Inc.	26,600	1,363
Parker Hannifin Corp.	30,600	2,342
Republic Services, Inc. Class A	20,904	623
Rockwell Collins, Inc.	24,680	1,493
Southwest Airlines Co.	10,400	143
Tyco International, Ltd.	21,500	823
Union Pacific Corp.	13,800	1,210
United Parcel Service, Inc. Class B	26,490	1,784
United Technologies Corp.	89,800	6,714
WW Grainger, Inc. (Ñ)	13,600	1,687

		43,558

Technology - 20.0%
Adobe Systems, Inc. (Æ)	9,500	267
American Tower Corp. Class A (Æ)	24,700	1,275
Analog Devices, Inc.	12,600	424
Apple, Inc. (Æ)	38,770	11,665
ASML Holding NV Class G	66,500	2,207
Atheros Communications, Inc. (Æ)(Ñ)	17,300	537
Broadcom Corp. Class A	42,500	1,731
Cisco Systems, Inc. (Æ)	219,230	5,005
Citrix Systems, Inc. (Æ)	1,900	122
Cognizant Technology Solutions Corp. Class A (Æ)	30,800	2,008
Computer Sciences Corp.	20,700	1,015
Corning, Inc.	37,600	687
Cree, Inc. (Æ)	19,400	995
Cypress Semiconductor Corp. (Æ)	56,500	797
EMC Corp./Massachusetts (Æ)	25,300	531
F5 Networks, Inc. (Æ)	19,730	2,322
Google, Inc. Class A (Æ)	10,850	6,651
Hewlett-Packard Co.	146,850	6,176
Intel Corp.	11,700	235
International Business Machines Corp.	45,870	6,587
Intersil Corp. Class A (Ñ)	15,800	207
Juniper Networks, Inc. (Æ)(Ñ)	25,900	839
Lam Research Corp. (Æ)	34,680	1,588
Marvell Technology Group, Ltd. (Æ)	21,700	419
Microsoft Corp.	117,400	3,127
NetApp, Inc. (Æ)	13,500	719
Netlogic Microsystems, Inc. (Æ)(Ñ)	29,600	890
Novellus Systems, Inc. (Æ)	11,800	345
Oracle Corp.	167,510	4,925
QUALCOMM, Inc.	151,800	6,851
Salesforce.com, Inc. (Æ)(Ñ)	50,540	5,866
SanDisk Corp. (Æ)	22,900	861
VMware, Inc. Class A (Æ)(Ñ)	5,790	443
Xilinx, Inc. (Ñ)	12,900	346

		78,663

	Principal Amount ($) or Shares		Market Value $
Utilities - 2.4%
Ameren Corp.	2,400		70
American Electric Power Co., Inc.	11,400		427
American Water Works Co., Inc.	17,300		413
AT&T, Inc.	51,756		1,475
Edison International	9,500		351
Entergy Corp.	2,500		186
Exelon Corp.	1,800		73
Frontier Communications Corp. (Ñ)	19,683		173
NextEra Energy, Inc.	16,800		925
NV Energy, Inc.	29,400		402
PG&E Corp.	7,100		340
Public Service Enterprise Group, Inc.	15,400		498
Qwest Communications International, Inc. (Ñ)	27,900		184
SCANA Corp. (Ñ)	9,400		384
Southern Co.	13,400		507
Sprint Nextel Corp. (Æ)	165,350		681
Verizon Communications, Inc.	49,838		1,618
Xcel Energy, Inc. (Ñ)	27,200		649

			9,356

Total Common Stocks (cost $323,620)			376,891

Short-Term Investments - 3.3%
Russell U.S. Cash Management Fund (£)	12,866,915	(¥)	12,867

Total Short-Term Investments (cost $12,867)			12,867

Other Securities - 10.4%
Russell U.S. Cash Collateral Fund (×)	28,572,280	(¥)	28,572
State Street Securities Lending Quality Trust (×)	12,340,478	(¥)	12,306

Total Other Securities (cost $40,913)			40,878

Total Investments - 109.3% (identified cost $377,400)			430,636

Other Assets and Liabilities, Net - (9.3%)			(36,582)

Net Assets - 100.0%			394,054

See accompanying notes which are an integral part of the financial statements.

134	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	208	USD	12,269	12/10	365
S&P 500 Index Futures (CME)	14	USD	4,129	12/10	324

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					689

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$57,698	$—	$—	$57,698	14.6
Consumer Staples	19,541	—	—	19,541	5.0
Energy	43,824	—	—	43,824	11.1
Financial Services	63,672	—	—	63,672	16.1
Health Care	47,333	—	—	47,333	12.0
Materials and Processing	13,246	—	—	13,246	3.4
Producer Durables	43,558	—	—	43,558	11.0
Technology	78,663	—	—	78,663	20.0
Utilities	9,356	—	—	9,356	2.4
Short-Term Investments	—	12,867	—	12,867	3.3
Other Securities	—	40,878	—	40,878	10.4

Total Investments	376,891	53,745	—	430,636	109.3

Other Assets and Liabilities, Net					(9.3)

					100.0

Other Financial Instruments*
Futures Contracts	689	—	—	689	0.2

Total Other Financial Instruments	$689	$—	$—	$689

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	135

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities—Assets
Daily variation margin on futures contracts*	$689

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,147

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$883

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

136	Russell Tax-Managed U.S. Large Cap Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Tax-Managed U.S. Mid & Small Cap Fund - Class A ‡
	Total Return
1 Year	18.62%
5 Years	2.45	%§
10 Years	2.07	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total Return
1 Year	24.95%
5 Years	2.91	%§
10 Years	1.90	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class E ‡‡
	Total Return
1 Year	25.82%
5 Years	3.67	%§
10 Years	2.67	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total Return
1 Year	26.20%
5 Years	3.94	%§
10 Years	2.93	%§

Russell 2500™ Index **
	Total Return
1 Year	27.76%
5 Years	3.78	%§
10 Years	5.80	%§

138	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Tax-Managed U.S. Mid & Small Cap Fund Class A, Class C, Class E and Class S Shares gained 25.82%, 24.95%, 25.82% and 26.20% respectively. This is compared to the Russell 2500™ Index, which gained 27.76% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Mid-Cap Core Funds Average gained 23.95%. For the same period, the Lipper® Small-Cap Core Funds Average gained 24.47%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The economy continued to grow over the fiscal year, but at a slowing pace. Relative to past recoveries from deep recessions, economic growth as measured by gross domestic product failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. In response to the slow pace of the economic recovery and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Toward the latter part of the fiscal year, the Federal Reserve announced its intentions to expand its quantitative easing efforts beyond the purchase of mortgage-backed securities and into direct purchases of U.S. government debt. This direct injection of money into the economy was intended to cause interest rates to decline in the intermediate term and inflationary expectations to rise in the longer-term. Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been a key to providing investors with a sense of optimism and has driven the outperformance of some of the more export-oriented sectors, including producer durables, materials and processing, and technology.

The Fund underperformed during the period due largely to its non-retail-oriented consumer discretionary exposures. Holdings of for-profit education companies struggled despite increased demand for education services. This was due to government scrutiny over billing practices and the specter of increased government regulation and legislation aimed at for-profit education companies. An additional negative impact from consumer discretionary stock selection came as a result of weak earnings results from the portfolio’s printing services position. Producer durables stock selection had a negative impact as well due to struggling positions in air transport, shipping, and scientific instruments. The portfolio benefited from stock selection in the energy and financial services sectors on the strength of the performance of holdings in crude oil production and financial data systems.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

While the Fund underperformed overall, three of the five managers in the Fund outperformed their respective benchmarks.

Chartwell Investment Partners outperformed the Russell 2000® Value Index by a comfortable margin during the fiscal year. The financial services sector contributed to the portfolio’s outperformance due to the Fund’s stock selection in the sector, as well its underweight to the sector. An underexposure to banks, consumer lending, and the securities industry contributed to the manager’s outperformance. The portfolio also benefited from selection in the producer durables and technology sectors. In these sectors, holdings in software, printing, trucking, and industrial machinery had a positive impact on returns.

Netols Asset Management, Inc underperformed the Russell 2000® Value Index during the period. This was largely a result of stock selection in the health care, producer durables, and technology sectors. In the health care sector, positions in medical instruments and health care services contributed to the manager’s underperformance. In addition, exposure to software and shipping companies as well as no exposure to the scientific instruments, electrical instruments, and air transport industries detracted from returns.

Parametric Portfolio Associates LLC underperformed the Russell 2500™ Index during the period. This was largely a result of stock selection in the consumer discretionary and health care sectors. The portfolio’s holdings in the restaurant, education, and retail industries detracted from performance, as did its medical instruments and pharmaceutical positioning.

Russell Tax-Managed U.S. Mid & Small Cap Fund	139

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Summit Creek Advisors, LLC outperformed the Russell 2000® Growth Index during the period. The outperformance was driven largely by stock selection in the financial services and health care sectors and from a sizable overweight to the technology sector and underweight to the financial services sector. This was partially offset by weaker results from holdings in education companies in the consumer discretionary sector and an underexposure to aerospace in the producer durables sector.

Turner Investment Partners, Inc. outperformed the Russell 2500™ Growth Index during the period. Stock selection across a majority of sectors was positive and contributed to the outperformance. Materials and processing sector stock selection contributed most on the strength of holdings in metals and mining and chemicals. Energy holdings focused on oil well services; coal also performed well. In health care, biotechnology and medical services companies contributed positively. In financial services, data systems and real estate positions performed well.

Describe any changes to the Fund’s structure or the money manager line-up.

In January 2010, Transamerica Investment Management, LLC was replaced with Summit Creek Advisors, LLC.

Money Managers as of October 31, 2010	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Summit Creek Advisors, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 2000 to December 6, 2000 and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class A Shares. Had they done so, the returns shown would have been lower. The returns shown for Class A Shares from December 7, 2000 to May 31, 2010 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class E Shares on December 7, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 2000 to December 6, 2000 and do not reflect deduction of shareholder services fees. Had they done so, the returns shown for that period would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

140	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
June 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,000.80	$1,052.27
Expenses Paid During Period*	$6.33	$6.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the 153-day period annualized), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$996.70	$1,013.86
Expenses Paid During Period*	$11.32	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,000.80	$1,017.64
Expenses Paid During Period*	$7.56	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,002.30	$1,018.90
Expenses Paid During Period*	$6.31	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund	141

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.3%
Consumer Discretionary - 17.2%
Aaron’s, Inc. (Ñ)	6,097	115
Abercrombie & Fitch Co. Class A (Ñ)	3,970	170
Aeropostale, Inc. (Æ)	6,438	157
American Public Education, Inc. (Æ)	1,874	52
Amerigon, Inc. (Æ)(Ñ)	56,680	611
AnnTaylor Stores Corp. (Æ)(Ñ)	27,820	648
Arbitron, Inc. (Ñ)	10,010	253
ArvinMeritor, Inc. (Æ)(Ñ)	12,250	203
Beazer Homes USA, Inc. (Æ)(Ñ)	18,683	76
Biglari Holdings, Inc. (Æ)	264	88
BJ’s Restaurants, Inc. (Æ)(Ñ)	23,800	789
Blue Nile, Inc. (Æ)(Ñ)	5,700	243
Bridgepoint Education, Inc. (Æ)(Ñ)	28,100	400
Brinker International, Inc.	7,641	142
Buffalo Wild Wings, Inc. (Æ)(Ñ)	16,100	757
California Pizza Kitchen, Inc. (Æ)(Ñ)	7,865	130
Callaway Golf Co. (Ñ)	42,060	289
Capella Education Co. (Æ)(Ñ)	15,816	867
CarMax, Inc. (Æ)(Ñ)	7,691	238
Carter’s, Inc. (Æ)	17,570	438
Cato Corp. (The) Class A	23,355	618
Cheesecake Factory, Inc. (The) (Æ)(Ñ)	15,323	446
Cherokee, Inc. (Ñ)	5,038	93
Chico’s FAS, Inc.	13,239	129
ChinaCast Education Corp. (Æ)(Ñ)	45,950	352
Constant Contact, Inc. (Æ)(Ñ)	15,600	359
Cooper Tire & Rubber Co.	18,350	360
Corinthian Colleges, Inc. (Æ)(Ñ)	61,524	321
CROCS, Inc. (Æ)(Ñ)	19,830	276
Dana Holding Corp. (Æ)	9,122	129
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	7,350	212
Domino’s Pizza, Inc. (Æ)(Ñ)	30,378	451
DR Horton, Inc. (Ñ)	8,065	84
DreamWorks Animation SKG, Inc. Class A (Æ)	16,587	586
Gannett Co., Inc. (Ñ)	10,507	125
Gaylord Entertainment Co. (Æ)(Ñ)	7,650	255
Gentex Corp.	9,378	187
Goodyear Tire & Rubber Co. (The) (Æ)	2,527	26
GSI Commerce, Inc. (Æ)(Ñ)	8,095	198
Guess?, Inc.	9,920	386
Hanesbrands, Inc. (Æ)	5,494	136
Hertz Global Holdings, Inc. (Æ)(Ñ)	14,058	159
hhgregg, Inc. (Æ)(Ñ)	12,490	288
Hibbett Sports, Inc. (Æ)(Ñ)	28,300	763
Home Inns & Hotels Management, Inc. - ADR (Æ)	3,690	189
HSN, Inc. (Æ)(Ñ)	15,077	451
Iconix Brand Group, Inc. (Æ)(Ñ)	7,469	131
Interpublic Group of Cos., Inc. (The) (Æ)	42,570	441
ITT Educational Services, Inc. (Æ)(Ñ)	1,769	114
Jack in the Box, Inc. (Æ)(Ñ)	18,795	435
John Wiley & Sons, Inc. Class A (Ñ)	3,050	132
K12, Inc. (Æ)	18,900	528
Liberty Media Corp. - Capital (Æ)	2,754	158
Life Time Fitness, Inc. (Æ)(Ñ)	2,684	97
LKQ Corp. (Æ)(Ñ)	48,900	1,063

	Principal Amount ($) or Shares	Market Value $

Lululemon Athletica, Inc. (Æ)(Ñ)	4,520	200
Lumber Liquidators Holdings, Inc. (Æ)(Ñ)	19,800	477
Matthews International Corp. Class A (Ñ)	10,900	360
MDC Holdings, Inc. (Ñ)	3,430	88
Meredith Corp. (Ñ)	17,425	592
Orient-Express Hotels, Ltd. Class A (Æ)(Ñ)	18,890	239
Pool Corp.	6,753	136
RadioShack Corp.	7,804	157
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	2,877	58
Ross Stores, Inc.	2,590	153
Rue21, Inc. (Æ)(Ñ)	8,300	221
Service Corp. International	16,240	134
Shoe Carnival, Inc. (Æ)	6,693	153
Shutterfly, Inc. (Æ)(Ñ)	25,400	765
Signet Jewelers, Ltd. (Æ)	5,604	197
Snap-On, Inc.	9,095	464
Sonic Solutions, Inc. (Æ)(Ñ)	4,722	57
Standard Pacific Corp. (Æ)(Ñ)	20,105	73
Tempur-Pedic International, Inc. (Æ)(Ñ)	3,410	118
Tenneco, Inc. (Æ)(Ñ)	26,020	849
Texas Roadhouse, Inc. Class A (Æ)(Ñ)	13,100	201
Tiffany & Co. (Ñ)	1,789	95
TiVo, Inc. (Æ)(Ñ)	11,785	131
Tractor Supply Co.	14,198	562
True Religion Apparel, Inc. (Æ)(Ñ)	5,100	104
Tupperware Brands Corp.	4,117	184
Urban Outfitters, Inc. (Æ)(Ñ)	2,645	81
ValueClick, Inc. (Æ)(Ñ)	35,727	492
Vera Bradley, Inc. (Æ)	2,610	71
WESCO International, Inc. (Æ)(Ñ)	4,288	184
Weyco Group, Inc. (Ñ)	4,498	112
WMS Industries, Inc. (Æ)(Ñ)	8,015	350
Wyndham Worldwide Corp.	6,098	175

		25,577

Consumer Staples - 3.0%
Casey’s General Stores, Inc. (Ñ)	2,150	89
Constellation Brands, Inc. Class A (Æ)	7,438	147
Del Monte Foods Co.	9,775	140
Flowers Foods, Inc. (Ñ)	15,480	395
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	10,252	338
Hain Celestial Group, Inc. (The) (Æ)(Ñ)	4,456	110
Hansen Natural Corp. (Æ)	3,502	179
JM Smucker Co. (The)	1,628	105
Lance, Inc. (Ñ)	8,274	188
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	18,100	692
Ralcorp Holdings, Inc. (Æ)	2,598	161
Ruddick Corp. (Ñ)	4,139	145
TreeHouse Foods, Inc. (Æ)(Ñ)	27,735	1,295
United Natural Foods, Inc. (Æ)	13,342	477

		4,461

Energy - 4.7%
Alpha Natural Resources, Inc. (Æ)	3,521	159
Atwood Oceanics, Inc. (Æ)	6,520	212
Cabot Oil & Gas Corp. (Ñ)	4,295	124

142	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Concho Resources, Inc. (Æ)(Ñ)	5,050	347
Dril-Quip, Inc. (Æ)(Ñ)	10,400	719
EXCO Resources, Inc. (Ñ)	19,505	289
Forest Oil Corp. (Æ)(Ñ)	24,122	741
FX Energy, Inc. (Æ)(Ñ)	15,064	72
Hornbeck Offshore Services, Inc. (Æ)	2,905	65
ION Geophysical Corp. (Æ)(Ñ)	60,515	296
Lufkin Industries, Inc.	2,740	134
Massey Energy Co. (Ñ)	7,688	323
North American Energy Partners, Inc. (Æ)	33,942	295
Oceaneering International, Inc. (Æ)	1,664	103
Oil States International, Inc. (Æ)	3,830	196
Rosetta Resources, Inc. (Æ)	6,710	160
SandRidge Energy, Inc. (Æ)	14,808	81
Superior Energy Services, Inc. (Æ)	17,270	477
T-3 Energy Services, Inc. Class 3 (Æ)	3,133	105
Tesoro Corp.	8,604	112
Trina Solar, Ltd. - ADR (Æ)(Ñ)	5,950	159
USEC, Inc. (Æ)(Ñ)	18,759	101
Walter Energy, Inc. Class A (Ñ)	7,179	631
Whiting Petroleum Corp. (Æ)	9,123	916
Willbros Group, Inc. (Æ)(Ñ)	9,707	86
World Fuel Services Corp. (Ñ)	4,770	135

		7,038

Financial Services - 15.6%
Advent Software, Inc. (Æ)(Ñ)	14,100	757
American Campus Communities, Inc. (Ñ)(ö)	22,146	701
American Equity Investment Life Holding Co. (Ñ)	50,210	545
Apollo Investment Corp.	3,000	33
Ares Capital Corp.	11,877	199
Argo Group International Holdings, Ltd.	16,419	570
Astoria Financial Corp. (Ñ)	22,714	282
Axis Capital Holdings, Ltd.	6,292	214
Banco Latinoamericano de Comercio Exterior SA Class E	6,718	104
Bank of Hawaii Corp. (Ñ)	7,504	324
Bank of the Ozarks, Inc. (Ñ)	12,355	470
BioMed Realty Trust, Inc. (ö)	12,185	224
Broadridge Financial Solutions, Inc.	5,818	128
Camden Property Trust (ö)	3,864	192
Cash America International, Inc. (Ñ)	3,204	113
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	23,778	436
CBL & Associates Properties, Inc. (Ñ)(ö)	7,572	119
CBOE Holdings, Inc. (Ñ)	4,089	98
Cedar Shopping Centers, Inc. (Ñ)(ö)	43,263	273
Community Bank System, Inc. (Ñ)	10,498	245
Delphi Financial Group, Inc. Class A (Ñ)	3,960	107
EastGroup Properties, Inc. (ö)	2,572	104
Employers Holdings, Inc.	6,955	113
Equifax, Inc.	3,699	123
Euronet Worldwide, Inc. (Æ)(Ñ)	4,533	82
Extra Space Storage, Inc. (ö)	6,553	106
Ezcorp, Inc. Class A (Æ)(Ñ)	24,700	531
Fair Isaac Corp. (Ñ)	20,435	491

	Principal Amount ($) or Shares	Market Value $

Federal Agricultural Mortgage Corp. Class C (Ñ)	7,665	90
Federal Realty Investment Trust (ö)	2,735	224
FelCor Lodging Trust, Inc. (Æ)(ö)	43,376	267
Fidelity National Financial, Inc. Class A	8,883	119
Fidelity National Information Services, Inc.	479	13
First Horizon National Corp. (Æ)(Ñ)	12,499	126
First Industrial Realty Trust, Inc. (Æ)(Ñ)(ö)	47,742	350
First Midwest Bancorp, Inc. (Ñ)	40,052	429
Franklin Street Properties Corp. (Ñ)(ö)	10,831	145
Genworth Financial, Inc. Class A (Æ)	9,128	104
Glacier Bancorp, Inc. (Ñ)	31,682	412
Hanover Insurance Group, Inc. (The) (Ñ)	9,972	451
Harleysville Group, Inc. (Ñ)	5,355	184
Health Care REIT, Inc. (ö)	2,607	133
Home Properties, Inc. (Ñ)(ö)	6,508	354
Huntington Bancshares, Inc.	17,673	100
Iberiabank Corp. (Ñ)	3,104	162
Inland Real Estate Corp. (ö)	10,859	94
Investors Real Estate Trust (Ñ)(ö)	11,046	97
iStar Financial, Inc. (Æ)(Ñ)(ö)	25,806	118
Jack Henry & Associates, Inc.	9,750	265
Jefferies Group, Inc.	6,369	152
Jones Lang LaSalle, Inc.	1,606	125
Kayne Anderson Energy Development Co. (Ñ)	5,082	85
KeyCorp	16,892	138
Lender Processing Services, Inc.	15,650	451
Macerich Co. (The) (ö)	3,978	177
Markel Corp. (Æ)	428	143
Marshall & Ilsley Corp.	19,065	113
MGIC Investment Corp. (Æ)	33,271	293
Mid-America Apartment Communities, Inc. (Ñ)(ö)	18,216	1,112
MSCI, Inc. Class A (Æ)(Ñ)	9,935	356
National Penn Bancshares, Inc. (Ñ)	17,730	115
Nationwide Health Properties, Inc. (ö)	5,549	227
Navigators Group, Inc. (The) (Æ)(Ñ)	2,522	116
Netspend Holdings, Inc. (Æ)	18,400	252
NewAlliance Bancshares, Inc.	12,759	164
Och-Ziff Capital Management Group LLC Class A (Ñ)	13,570	200
Old National Bancorp (Ñ)	33,763	319
Oriental Financial Group, Inc.	6,850	91
PacWest Bancorp (Ñ)	7,681	134
Piper Jaffray Cos. (Æ)	1,705	53
PMI Group, Inc. (The) (Æ)(Ñ)	30,568	102
Post Properties, Inc. (Ñ)(ö)	3,920	119
Prosperity Bancshares, Inc. (Ñ)	9,339	290
PS Business Parks, Inc. (ö)	5,425	322
Raymond James Financial, Inc.	4,948	140
Reinsurance Group of America, Inc. Class A	2,336	117
RLI Corp. (Ñ)	6,745	387
Selective Insurance Group, Inc.	29,468	499
Signature Bank NY (Æ)(Ñ)	22,140	935
SL Green Realty Corp. (Ñ)(ö)	3,331	219

Russell Tax-Managed U.S. Mid & Small Cap Fund	143

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

State Auto Financial Corp. (Ñ)	1,992	31
Sun Communities, Inc. (Ñ)(ö)	22,409	731
Tanger Factory Outlet Centers (Ñ)(ö)	3,594	172
Umpqua Holdings Corp. (Ñ)	13,510	149
United Bankshares, Inc. (Ñ)	11,820	316
United Fire & Casualty Co. (Ñ)	8,085	162
Valley National Bancorp (Ñ)	35,792	478
Ventas, Inc. (Ñ)(ö)	2,603	139
Waddell & Reed Financial, Inc. Class A	6,000	174
Walter Investment Management Corp. (ö)	4,933	90
Washington Real Estate Investment Trust (Ñ)(ö)	4,667	150
Westamerica Bancorporation (Ñ)	11,097	555
Westwood Holdings Group, Inc. (Ñ)	2,599	94
WSFS Financial Corp. (Ñ)	2,109	82

		23,190

Health Care - 12.3%
Abaxis, Inc. (Æ)(Ñ)	14,200	341
Alere, Inc. (Æ)(Ñ)	3,387	100
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	8,933	610
Align Technology, Inc. (Æ)	8,154	139
Allscripts Healthcare Solutions, Inc. (Æ)	6,952	133
American Medical Systems Holdings, Inc. (Æ)(Ñ)	7,414	150
AMERIGROUP Corp. Class A (Æ)(Ñ)	20,670	863
Amsurg Corp. Class A (Æ)(Ñ)	3,460	63
athenahealth, Inc. (Æ)(Ñ)	7,170	287
Auxilium Pharmaceuticals, Inc. (Æ)	2,963	73
Bio-Reference Labs, Inc. (Æ)(Ñ)	40,000	862
Catalyst Health Solutions, Inc. (Æ)	19,900	753
Charles River Laboratories International, Inc. (Æ)(Ñ)	3,610	118
Chemed Corp. (Ñ)	13,534	798
Clarient, Inc. (Æ)	100,400	501
Cooper Cos., Inc. (The) (Ñ)	3,450	170
Covance, Inc. (Æ)(Ñ)	2,924	137
Dendreon Corp. (Æ)(Ñ)	1,949	71
Dentsply International, Inc.	1,308	41
Endo Pharmaceuticals Holdings, Inc. (Æ)	4,061	149
Gentiva Health Services, Inc. (Æ)	18,834	438
Greatbatch, Inc. (Æ)(Ñ)	5,144	112
Haemonetics Corp. (Æ)(Ñ)	6,533	357
Healthsouth Corp. (Æ)(Ñ)	18,817	340
Henry Schein, Inc. (Æ)(Ñ)	1,797	101
Hill-Rom Holdings, Inc. (Ñ)	5,440	211
HMS Holdings Corp. (Æ)	14,200	854
Hologic, Inc. (Æ)	9,896	159
Human Genome Sciences, Inc. (Æ)(Ñ)	11,153	300
IPC The Hospitalist Co., Inc. (Æ)(Ñ)	27,200	871
Kindred Healthcare, Inc. (Æ)	13,780	189
LifePoint Hospitals, Inc. (Æ)	10,750	365
Magellan Health Services, Inc. (Æ)	8,863	425
MannKind Corp. (Æ)(Ñ)	13,352	85
Matrixx Initiatives, Inc. (Æ)(Ñ)	9,504	51
Medical Action Industries, Inc. (Æ)(Ñ)	1,483	15
Medicis Pharmaceutical Corp. Class A (Ñ)	6,800	202

	Principal Amount ($) or Shares	Market Value $

Mednax, Inc. (Æ)(Ñ)	2,682	159
Merit Medical Systems, Inc. (Æ)(Ñ)	29,347	464
MWI Veterinary Supply, Inc. (Æ)(Ñ)	20,547	1,175
Myrexis, Inc. (Æ)(Ñ)	17,226	63
Neogen Corp. (Æ)(Ñ)	25,514	853
NuVasive, Inc. (Æ)(Ñ)	2,464	65
Omnicell, Inc. (Æ)	8,759	122
Onyx Pharmaceuticals, Inc. (Æ)(Ñ)	6,090	163
Orthofix International NV (Æ)	3,868	108
Pharmasset, Inc. (Æ)(Ñ)	5,750	216
PSS World Medical, Inc. (Æ)(Ñ)	22,097	522
Quality Systems, Inc. (Ñ)	1,488	96
RehabCare Group, Inc. (Æ)	19,527	434
Seattle Genetics, Inc. (Æ)(Ñ)	10,188	167
Sunrise Senior Living, Inc. (Æ)(Ñ)	44,764	154
SXC Health Solutions Corp. (Æ)	11,400	444
Tenet Healthcare Corp. (Æ)	26,176	114
United Therapeutics Corp. (Æ)(Ñ)	3,570	214
Universal Health Services, Inc. Class B (Ñ)	7,670	317
US Physical Therapy, Inc. (Æ)	25,211	473
Valeant Pharmaceuticals International, Inc. (Æ)(Ñ)	3,348	92
Viropharma, Inc. (Æ)	10,481	172
Volcano Corp. (Æ)(Ñ)	4,950	121
Watson Pharmaceuticals, Inc. Class B (Æ)	2,391	112
Zoll Medical Corp. (Æ)(Ñ)	4,564	148

		18,402

Materials and Processing - 5.7%
AAON, Inc. (Ñ)	5,804	142
Airgas, Inc.	3,415	242
Allied Nevada Gold Corp. (Æ)	4,934	122
Arch Chemicals, Inc.	16,448	584
Ball Corp.	3,354	216
Belden, Inc.	3,830	107
Buckeye Technologies, Inc.	24,050	434
Carpenter Technology Corp.	11,965	427
Coeur d’Alene Mines Corp. (Æ)	3,457	71
Compass Minerals International, Inc. (Ñ)	7,499	591
Crown Holdings, Inc. (Æ)	5,924	191
Deltic Timber Corp. (Ñ)	4,050	189
Eastman Chemical Co.	1,654	130
Gibraltar Industries, Inc. (Æ)(Ñ)	18,917	173
HB Fuller Co.	3,470	72
Horsehead Holding Corp. (Æ)(Ñ)	12,153	133
Interline Brands, Inc. (Æ)(Ñ)	20,189	406
Kaydon Corp. (Ñ)	9,628	336
Lennox International, Inc.	3,750	154
Minerals Technologies, Inc.	2,605	153
Owens Corning (Æ)	1,424	38
Packaging Corp. of America	3,307	81
Pactiv Corp. (Æ)	4,695	156
Quanex Building Products Corp. (Ñ)	5,776	104
Rogers Corp. (Æ)(Ñ)	2,466	88
RPM International, Inc.	9,090	188
Silgan Holdings, Inc.	14,430	487

144	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Solutia, Inc. (Æ)(Ñ)	21,360	387
Sonoco Products Co.	5,109	171
Spartech Corp. (Æ)	36,352	307
Stillwater Mining Co. (Æ)(Ñ)	16,130	287
Temple-Inland, Inc.	4,998	103
Texas Industries, Inc. (Ñ)	6,300	215
Titanium Metals Corp. (Æ)(Ñ)	13,620	268
United Stationers, Inc. (Æ)	5,155	290
Universal Forest Products, Inc. (Ñ)	3,533	106
Wausau Paper Corp. (Ñ)	17,235	145
WR Grace & Co. (Æ)	6,108	196

		8,490

Producer Durables - 14.7%
Advanced Energy Industries, Inc. (Æ)	23,869	343
Advisory Board Co. (The) (Æ)	13,924	652
Aecom Technology Corp. (Æ)	3,754	99
Alexander & Baldwin, Inc. (Ñ)	11,961	412
American Superconductor Corp. (Æ)(Ñ)	3,695	124
Ametek, Inc.	2,818	152
AMR Corp. (Æ)(Ñ)	18,412	145
Applied Industrial Technologies, Inc. (Ñ)	5,215	159
Arkansas Best Corp. (Ñ)	3,756	95
Atlas Air Worldwide Holdings, Inc. (Æ)	2,990	156
Baldor Electric Co. (Ñ)	5,850	246
Barnes Group, Inc. (Ñ)	29,234	532
Bristow Group, Inc. (Æ)(Ñ)	20,209	784
Bucyrus International, Inc. Class A(Ñ)	12,529	854
Carlisle Cos., Inc.	3,921	137
CDI Corp. (Ñ)	5,413	78
Consolidated Graphics, Inc. (Æ)	12,800	596
Con-way, Inc.	3,100	102
Corporate Executive Board Co. (The)	8,225	257
Corrections Corp. of America (Æ)	6,957	179
CoStar Group, Inc. (Æ)(Ñ)	13,736	682
DryShips, Inc. (Æ)	29,380	121
Eagle Bulk Shipping, Inc. (Æ)(Ñ)	75,038	385
Electronics for Imaging, Inc. (Æ)	18,670	256
EnPro Industries, Inc. (Æ)(Ñ)	11,297	397
ESCO Technologies, Inc.	2,810	96
ExlService Holdings, Inc. (Æ)(Ñ)	23,899	455
Franklin Electric Co., Inc.	9,980	360
Gardner Denver, Inc.	8,733	505
GATX Corp. (Ñ)	10,560	334
General Maritime Corp. (Ñ)	18,795	72
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	11,331	524
GrafTech International, Ltd. (Æ)(Ñ)	22,033	363
HEICO Corp. (Ñ)	3,480	173
Heidrick & Struggles International, Inc. (Ñ)	16,125	346
HNI Corp.	5,589	138
IDEX Corp.	9,783	353
Joy Global, Inc.	2,610	185
Kadant, Inc. (Æ)	10,995	216
Kansas City Southern (Æ)	11,871	520
KBR, Inc.	6,856	174
Kennametal, Inc.	12,305	420

	Principal Amount ($) or Shares	Market Value $

Knight Transportation, Inc. (Ñ)	33,500	599
Knightsbridge Tankers, Ltd. (Ñ)	2,589	56
Knoll, Inc. (Ñ)	14,810	225
Lexmark International, Inc. Class A (Æ)	4,151	158
Littelfuse, Inc. (Ñ)	3,582	152
Manpower, Inc.	4,100	224
MAXIMUS, Inc.	2,602	158
Mettler-Toledo International, Inc. (Æ)	678	89
Modine Manufacturing Co. (Æ)(Ñ)	32,165	435
Navigant Consulting, Inc. (Æ)	4,850	44
Navistar International Corp. (Æ)	2,900	140
Nordson Corp. (Ñ)	5,269	411
Old Dominion Freight Line, Inc. (Æ)(Ñ)	17,280	485
Orbital Sciences Corp. (Æ)	6,866	111
Oshkosh Corp. (Æ)(Ñ)	4,366	129
Overseas Shipholding Group, Inc.	2,935	98
Pall Corp.	3,892	166
Pentair, Inc.	5,705	187
Power-One, Inc. (Æ)(Ñ)	17,570	183
Robbins & Myers, Inc. (Ñ)	15,939	463
Robert Half International, Inc.	2,984	81
Shaw Group, Inc. (The) (Æ)	3,527	108
Skywest, Inc.	8,221	125
Syntel, Inc. (Ñ)	9,347	457
Teekay Tankers, Ltd. Class A	9,135	109
Tetra Tech, Inc. (Æ)	16,474	347
Titan International, Inc.	29,169	442
Toro Co. (The) (Ñ)	12,057	684
Tutor Perini Corp. (Æ)(Ñ)	9,988	232
United Continental Holdings, Inc. (Æ)	3,113	90
United Rentals, Inc. (Æ)(Ñ)	19,010	357
VistaPrint NV (Æ)	18,540	780
Wabtec Corp. (Ñ)	8,508	399

		21,901

Technology - 17.1%
Acme Packet, Inc. (Æ)(Ñ)	5,380	213
Advanced Analogic Technologies, Inc. (Æ)(Ñ)	27,544	104
Advanced Micro Devices, Inc. (Æ)	19,474	143
Akamai Technologies, Inc. (Æ)	1,939	100
American Science & Engineering, Inc. (Ñ)	3,736	308
Anixter International, Inc. (Ñ)	7,820	420
Ansys, Inc. (Æ)	24,230	1,096
Applied Micro Circuits Corp. (Æ)(Ñ)	13,404	135
Ariba, Inc. (Æ)(Ñ)	9,192	173
Aruba Networks, Inc. (Æ)(Ñ)	19,290	423
Atmel Corp. (Æ)	25,159	223
Avnet, Inc. (Æ)	5,180	154
Benchmark Electronics, Inc. (Æ)	26,697	439
Black Box Corp. (Ñ)	4,064	135
Blackboard, Inc. (Æ)(Ñ)	22,500	939
Bottomline Technologies, Inc. (Æ)(Ñ)	34,388	620
Brocade Communications Systems, Inc. (Æ)	21,828	138
CACI International, Inc. Class A (Æ)(Ñ)	9,858	494
Cavium Networks, Inc. (Æ)(Ñ)	6,520	208

Russell Tax-Managed U.S. Mid & Small Cap Fund	145

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CommScope, Inc. (Æ)	4,908	155
comScore, Inc. (Æ)(Ñ)	27,400	644
Concur Technologies, Inc. (Æ)(Ñ)	8,700	449
DealerTrack Holdings, Inc. (Æ)(Ñ)	21,800	421
Diodes, Inc. (Æ)	24,112	530
Earthlink, Inc. (Ñ)	15,729	141
Ebix, Inc. (Æ)(Ñ)	30,200	746
Emulex Corp. (Æ)	37,588	428
Entegris, Inc. (Æ)(Ñ)	70,994	425
Entropic Communications, Inc. (Æ)(Ñ)	24,290	203
Equinix, Inc. (Æ)(Ñ)	1,482	125
Fairchild Semiconductor International, Inc. Class A (Æ)	60,878	686
Finisar Corp. (Æ)(Ñ)	20,880	355
Harmonic, Inc. (Æ)(Ñ)	49,093	343
Hittite Microwave Corp. (Æ)(Ñ)	7,100	367
Interactive Intelligence, Inc. (Æ)(Ñ)	20,590	509
IPG Photonics Corp. (Æ)(Ñ)	3,937	89
Isilon Systems, Inc. (Æ)	3,490	99
Jabil Circuit, Inc.	11,403	175
Lam Research Corp. (Æ)	7,460	342
LivePerson, Inc. (Æ)(Ñ)	51,535	477
LogMeIn, Inc. (Æ)	14,500	576
LTX-Credence Corp. (Æ)(Ñ)	12,499	79
Mantech International Corp. Class A (Æ)(Ñ)	7,738	303
Mentor Graphics Corp. (Æ)(Ñ)	43,405	469
MICROS Systems, Inc. (Æ)(Ñ)	4,658	211
Netlogic Microsystems, Inc. (Æ)(Ñ)	29,180	877
Newport Corp. (Æ)	10,062	146
NIC, Inc. (Ñ)	62,490	542
Novatel Wireless, Inc. (Æ)	9,616	101
Nuance Communications, Inc. (Æ)	4,772	75
NVE Corp. (Æ)	1,714	82
ON Semiconductor Corp. (Æ)	24,910	191
Parametric Technology Corp. (Æ)(Ñ)	19,860	426
Plexus Corp. (Æ)	30,595	929
Power Integrations, Inc. (Ñ)	19,000	649
Progress Software Corp. (Æ)	22,070	825
RF Micro Devices, Inc. (Æ)(Ñ)	23,836	174
Riverbed Technology, Inc. (Æ)(Ñ)	14,040	808
Rovi Corp. (Æ)	5,421	275
Rubicon Technology, Inc. (Æ)(Ñ)	11,220	259
SAVVIS, Inc. (Æ)(Ñ)	7,893	189
SBA Communications Corp. Class A (Æ)(Ñ)	6,893	271
SciQuest, Inc. (Æ)	6,600	75
SuccessFactors, Inc. (Æ)(Ñ)	13,020	353
Taser International, Inc. (Æ)(Ñ)	21,164	84
Tekelec (Æ)(Ñ)	23,010	300
Tellabs, Inc.	24,639	168
TIBCO Software, Inc. (Æ)	11,013	212
TriQuint Semiconductor, Inc. (Æ)(Ñ)	17,310	178
Ultimate Software Group, Inc. (Æ)(Ñ)	16,201	670
Ultratech, Inc. (Æ)	12,460	228
Unisys Corp. (Æ)	2,783	64
United Online, Inc. (Ñ)	4,048	25

	Principal Amount ($) or Shares		Market Value $

VeriFone Systems, Inc. (Æ)(Ñ)	11,000		372
Volterra Semiconductor Corp. (Æ)(Ñ)	5,800		118

			25,478

Utilities - 4.0%
Alaska Communications Systems Group, Inc. (Ñ)	49,861		500
Allete, Inc. (Ñ)	2,706		98
Atlantic Tele-Network, Inc. (Ñ)	1,971		83
Avista Corp.	14,530		317
Black Hills Corp. (Ñ)	10,515		335
CenterPoint Energy, Inc.	13,848		229
Central Vermont Public Service Corp.	6,280		127
Clearwire Corp. Class A (Æ)(Ñ)	7,740		55
Cleco Corp.	20,168		631
Connecticut Water Service, Inc. (Ñ)	4,800		117
DPL, Inc.	5,078		133
El Paso Electric Co. (Æ)	22,373		550
Empire District Electric Co. (The) (Ñ)	2,399		50
Frontier Communications Corp.	3,145		28
Gran Tierra Energy, Inc. (Æ)	18,637		139
ITC Holdings Corp. (Ñ)	2,585		162
j2 Global Communications, Inc. (Æ)(Ñ)	11,635		307
Laclede Group, Inc. (The)	1,733		61
National Fuel Gas Co.	3,821		211
New Jersey Resources Corp. (Ñ)	3,300		134
Northeast Utilities	7,210		226
Northwest Natural Gas Co.	2,660		131
NorthWestern Corp. (Ñ)	19,915		593
NSTAR (Ñ)	4,513		188
Otter Tail Corp. (Ñ)	4,632		95
RRI Energy, Inc. (Æ)	19,410		73
Southwest Gas Corp.	4,728		164
Time Warner Telecom, Inc. Class A (Æ)	9,230		170

			5,907

Total Common Stocks (cost $113,414)			140,444

Short-Term Investments - 5.3%
Russell U.S. Cash Management Fund (£)	7,852,652	(¥)	7,853

Total Short-Term Investments (cost $7,853)			7,853

Other Securities - 41.1%
Russell U.S. Cash Collateral Fund (×)	42,777,195	(¥)	42,777
State Street Securities Lending Quality Trust (×)	18,475,637	(¥)	18,424

Total Other Securities (cost $61,253)			61,201

Total Investments - 140.7% (identified cost $182,520)			209,498

Other Assets and Liabilities, Net - (40.7%)			(60,583)

Net Assets - 100.0%			148,915

See accompanying notes which are an integral part of the financial statements.

146	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 2000 Mini Index Futures (CME)	117	USD	8,216	12/10	398

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					398

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$25,577	$—	$—	$25,577	17.2
Consumer Staples	4,461	—	—	4,461	3.0
Energy	7,038	—	—	7,038	4.7
Financial Services	23,190	—	—	23,190	15.6
Health Care	18,402	—	—	18,402	12.3
Materials and Processing	8,490	—	—	8,490	5.7
Producer Durables	21,901	—	—	21,901	14.7
Technology	25,478	—	—	25,478	17.1
Utilities	5,907	—	—	5,907	4.0
Short-Term Investments	—	7,853	—	7,853	5.3
Other Securities	—	61,201	—	61,201	41.1

Total Investments	140,444	69,054	—	209,498	140.7

Other Assets and Liabilities, Net					(40.7)

					100.0

Other Financial Instruments*
Futures Contracts	398	—	—	398	0.2

Total Other Financial Instruments	$398	$—	$—	$398

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	147

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$398

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$903

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$737

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

148	Russell Tax-Managed U.S. Mid & Small Cap Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Credit Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Global Credit Strategies Fund - Class A
Total Return
Inception*	(2.89)%

Russell Global Credit Strategies Fund - Class C
Total Return
Inception*	0.80%

Russell Global Credit Strategies Fund - Class E
Total Return
Inception*	0.90%

Russell Global Credit Strategies Fund - Class S
Total Return
Inception*	0.90%

Russell Global Credit Strategies Fund - Class Y
Total Return
Inception*	0.90%

BofA Merrill Lynch Global High Yield Index **
Total Return
Inception*	2.66%

150	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Global Credit Strategies Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the period September 30, 2010 (inception of the Fund) through October 31, 2010, the Russell Global Credit Strategies Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 0.90%, 0.80%, 0.90%, 0.90% and 0.90%, respectively. This is compared to the BofA Merrill Lynch Global High Yield Index (U.S. Unhedged), which gained 2.66% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period September 30, 2010 through October 31, 2010, the Lipper® Multi-Sector Income Funds Average gained 1.33%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund was launched on September 30, 2010. Therefore, there was only one month of performance as of the end of the fiscal year ended October 31, 2010. During the month, lower-quality global credit markets, including global high yield corporate bonds (“GHY”) and emerging market debt (“EMD”), rallied, with the BofA Merrill Lynch Global High Yield Index returning 2.66% and the J.P. Morgan Emerging Market Bond

Global Diversified Index returning 1.85%. The Fund lagged the benchmark during the market rally given the cash funding over the month and the time it took for the managers to become fully invested following the Fund’s launch. This was the primary reason for the Fund’s underperformance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The investment strategies and techniques employed by the Fund and its money managers did not have a material impact on the Fund’s performance during October 2010. As noted above, the Fund was launched on September 30, 2010 and had only one month of performance for the fiscal year. The Fund’s underperformance was a result of the time needed for the Fund to become fully invested after its launch.

Describe any changes to the Fund’s structure or the money manager line-up.

The Russell Global Credit Strategies Fund was launched September 30, 2010. DDJ Capital Management, LLC was hired in late October 2010.

Money Managers as of October 31, 2010	Styles
Stone Harbor Investment Partners LP	Sector Specialist
Oaktree Capital Management, L.P.	Sector Specialist
DDJ Capital Management, LLC	Sector Specialist

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on October 1, 2010.

**	The Bank of America Merrill Lynch Global High Yield Index is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Credit Strategies Fund	151

Russell Investment Company

Russell Global Credit Strategies Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs:(1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,009.00	$1,003.02
Expenses Paid During Period*	$1.24	$1.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,008.00	$1,002.35
Expenses Paid During Period*	$1.90	$1.90

*	Expenses are equal to the Fund’s annualized expense ratio of 2.26% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,009.00	$1,003.01
Expenses Paid During Period*	$1.25	$1.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

152	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,009.00	$1,003.24
Expenses Paid During Period*	$1.01	$1.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,009.00	$1,003.31
Expenses Paid During Period*	$0.94	$0.94

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Credit Strategies Fund	153

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Fixed Income Investments - 75.2%
Argentina - 1.6%
Argentina Bonos 7.000% due 10/03/15	3,459	3,307
Series VII 7.000% due 09/12/13	3,000	2,970
Series X 7.000% due 04/17/17	1,700	1,519
Argentina Government International Bond
Series 1 8.750% due 06/02/17	1,438	1,492
Empresa Distribuidora Y Comercializadora Norte 9.750% due 10/25/22 (Þ)	351	365
Inversiones y Representaciones SA 11.500% due 07/20/20 (Þ)	500	537

		10,190

Barbados - 0.0%
Columbus International, Inc. 11.500% due 11/20/14 (Þ)	250	280

Bermuda - 0.4%
China Oriental Group Co. 8.000% due 08/18/15 (Þ)	750	790
Digicel Group, Ltd. 9.125% due 01/15/15 (Þ)	250	254
Series REGS 10.500% due 04/15/18	500	551
Qtel International Finance, Ltd. 4.750% due 02/16/21 (Þ)	264	261
5.000% due 10/19/25 (Þ)	232	224
Series REGS 7.875% due 06/10/19	240	295

		2,375

Brazil - 2.4%
Banco Bradesco SA/Cayman Islands 5.900% due 01/16/21 (Þ)	250	256
Banco Cruzeiro do Sul SA 8.875% due 09/22/20 (Þ)	250	262
BM&FBovespa SA 5.500% due 07/16/20 (Þ)	750	803
BNTNF CGM 10.000% due 01/01/21	390	2,090
Brazilian Government International Bond 6.000% due 01/17/17	8,194	9,673
5.875% due 01/15/19	1,200	1,424
Telemar Norte Leste SA
5.500% due 10/23/20 (Þ)	500	503

		15,011

Canada - 1.1%
Cascades, Inc. 7.750% due 12/15/17	655	700
Harvest Operations Corp. 6.875% due 10/01/17 (Þ)	2,950	3,097

	Principal Amount ($) or Shares		Market Value $
National Money Mart Co. 10.375% due 12/15/16		2,850	3,106
Sino-Forest Corp. 6.250% due 10/21/17 (Þ)		229	230

			7,133

Cayman Islands - 0.9%
Central China Real Estate, Ltd. 12.250% due 10/20/15 (Þ)		251	263
Country Garden Holdings Co. 10.500% due 08/11/15		400	421
Countrywide Holdings, Ltd.
Series REGS 10.000% due 05/08/18	GBP	1,950	3,047
DP World Sukuk Ltd. 6.250% due 07/02/17		250	241
Evergrande Real Estate Group, Ltd. 13.000% due 01/27/15 (Þ)		150	161
Kaisa Group Holdings, Ltd. 13.500% due 04/28/15		103	105
Minerva Overseas II, Ltd. 10.875% due 11/15/19 (Þ)		500	534
Vale Overseas, Ltd. 4.625% due 09/15/20		500	518
Voto-Votorantim, Ltd. 6.750% due 04/05/21 (Þ)		250	275

			5,565

Chile - 0.2%
Celulosa Arauco y Constitucion SA 5.000% due 01/21/21 (Þ)		250	258
Corp. Nacional del Cobre de Chile
Series REGS 6.150% due 10/24/36		1,200	1,364

			1,622

Colombia - 1.7%
Bogota Distrio Capital 9.750% due 07/26/28	COP	2,000,000	1,563
Colombia Government International Bond
2.176% due 11/16/15 (Ê)		3,625	3,716
7.375% due 01/27/17		2,455	3,060
Republic of Colombia 7.375% due 09/18/37		1,667	2,225

			10,564

Croatia - 0.2%
Croatia Government International Bond 6.625% due 07/14/20 (Þ)		1,000	1,132

Dominican Republic - 0.0%
Capital Cana SA 10.000% due 04/30/16 (Þ)		250	180

154	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

El Salvador - 0.5%
Republic of El Salvador
Series REGS 7.375% due 12/01/19		2,775	3,188

Finland - 0.5%
M-real OYJ 8.750% due 04/01/13	EUR	2,000	2,958

France - 0.8%
Rexel SA 8.250% due 12/15/16	EUR	2,000	3,013
SPCM SA
Series REGS 8.250% due 06/15/17	EUR	1,260	1,841

			4,854

Germany - 0.9%
Hapag-Lloyd AG 9.000% due 10/15/15 (Þ)	EUR	1,650	2,365
Unitymedia GmbH
Series ReGS 9.625% due 12/01/19	EUR	2,000	3,006

			5,371

India - 0.1%
Axis Bank, Ltd. 4.750% due 05/02/16 (Þ)		370	369

Indonesia - 1.4%
Republic of Indonesia 6.875% due 01/17/18		3,023	3,647
11.625% due 03/04/19		3,139	4,865

			8,512

Iraq - 1.1%
Republic of Iraq
Series REGS 5.800% due 01/15/28		7,100	6,603

Ireland - 1.2%
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.875% due 09/25/17 (Þ)		372	376
Ardagh Packaging Finance PLC
Series 144a 7.375% due 10/15/17 (Þ)		2,175	3,083
MTS International Funding, Ltd. 8.625% due 06/22/20 (Þ)		500	581
TransCapitalInvest, Ltd. for OJSC AK Transneft
Series REGS 5.670% due 03/05/14		250	266
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.750% due 09/15/18 (Þ)		3,050	3,172

			7,478

	Principal Amount ($) or Shares		Market Value $
Jersey - 0.1%
Aldar Funding, Ltd.
Series ALDA 5.767% due 11/10/11		500	490

Kazakhstan - 0.2%
BTA Bank JSC 12.500% due 01/01/13 (Þ)		500	561
Zero coupon due 07/01/20 (Þ)		1,427	100
KazMunayGaz National Co. 7.000% due 05/05/20		575	602

			1,263

Luxembourg - 3.2%
ALROSA Finance SA 7.750% due 11/03/20 (Þ)		378	378
CSN Resources SA 6.500% due 07/21/20 (Þ)		500	541
Expro Finance Luxembourg SCA 8.500% due 12/15/16 (Þ)		3,150	3,103
Gaz Capital SA 6.510% due 03/07/22 (Þ)		500	523
Intelsat Jackson Holdings SA 7.250% due 10/15/20 (Þ)		3,000	3,067
MHP SA 10.250% due 04/29/15 (Þ)		150	155
Orascom Telecom Finance SCA
Series REGS 7.875% due 02/08/14		150	146
Severstal OAO Via Steel Capital SA 6.700% due 10/25/17 (Þ)		390	388
Styron SARL 0.010% due 06/14/16		2,950	2,998
Sunrise Communications Holdings SA 8.500% due 12/31/18 (Þ)	EUR	2,200	3,169
Telenet Finance 6.375% due 11/15/20		1,300	1,809
TNK-BP Finance SA 6.250% due 02/02/15 (Þ)		500	531
Wind Acquisition Finance SA
Series REGS 11.000% due 12/01/15	EUR	2,060	3,011

			19,819

Malaysia - 1.8%
Malaysia Government Bond
Series 0110 3.835% due 08/12/15	MYR	12,800	4,182
Penerbahgan Malaysia Berhad 5.625% due 03/15/16		3,500	4,001
Petronas Capital, Ltd.
Series REGS 7.875% due 05/22/22		2,500	3,347

			11,530

Russell Global Credit Strategies Fund	155

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Mexico - 3.3%
Alestra SA 11.750% due 08/11/14		500	574
Axtel SAB de CV
Series REGS 9.000% due 09/22/19		500	462
Desarrolladora Homex SAB de CV 7.500% due 09/28/15 (Þ)		150	155
Mexican Bonos
Series M 10 8.000% due 12/17/15	MXN	36,600	3,293
Series M 8.000% due 06/11/20	MXN	5,070	470
Mexican Udibonos 4.000% due 06/13/19	MXN	4,866	458
Mexico Government International Bond 5.625% due 01/15/17		5,150	5,956
Series GMTN 5.950% due 03/19/19		7,698	9,126
Urbi Desarrollos Urbanos SAB de CV 9.500% due 01/21/20 (Þ)		100	116

			20,610

Netherlands - 3.7%
Carlson Wagonlit BV
Series REGS 6.649% due 05/01/15 (Ê)	EUR	2,250	2,998
Conti-Gummi Finance BV 7.500% due 09/15/17 (Þ)	EUR	1,300	1,868
7.125% due 10/15/18 (Þ)	EUR	900	1,265
HeidelbergCement Finance BV 7.500% due 04/03/20	EUR	1,700	2,443
Indo Integrated Energy II BV
Series REGS 9.750% due 11/05/16		150	170
Indosat Palapa Co. BV 7.375% due 07/29/20 (Þ)		250	283
InterXion Holding NV
Series REGS 9.500% due 02/12/17	EUR	1,950	2,931
KazMunaiGaz Finance Sub BV 7.000% due 05/05/20 (Þ)		500	532
Metinvest BV 10.250% due 05/20/15 (Þ)		150	160
Myriad International Holding BV 6.375% due 07/28/17 (Þ)		500	526
OI European Group BV
Series REGS 6.750% due 09/15/20	EUR	2,100	2,959
Phoenix PIB Finance BV
Series REGS 9.625% due 07/15/14	EUR	1,950	2,968
UPC Holding BV
Series REGS 8.375% due 08/15/20	EUR	2,150	3,022
Zhaikmunai Finance BV 10.500% due 10/19/15 (Þ)		672	663

			22,788

	Principal Amount ($) or Shares		Market Value $
Pakistan - 0.1%
Pakistan Government International Bond
Series REGS 7.125% due 03/31/16		600	558

Panama - 1.3%
Panama Government International Bond
7.250% due 03/15/15		1,185	1,434
5.200% due 01/30/20		4,100	4,653
9.375% due 04/01/29		1,186	1,821

			7,908

Peru - 1.0%
Banco de Credito del Peru 5.375% due 09/16/20 (Þ)		500	511
Peruvian Government International Bond
8.375% due 05/03/16		1,635	2,097
8.750% due 11/21/33		825	1,261
6.550% due 03/14/37		1,750	2,148

			6,017

Philippines - 2.1%
Philippine Government International Bond 4.000% due 01/15/21		9,430	9,418
Republic of the Philippines
8.375% due 06/17/19		553	738
6.375% due 10/23/34		2,350	2,720

			12,876

Poland - 1.0%
Poland Government International Bond
6.375% due 07/15/19		4,533	5,478
4.000% due 03/23/21	EUR	652	911

			6,389

Qatar - 0.6%
Qatar Government International Bond 5.250% due 01/20/20 (Þ)		2,154	2,375
5.250% due 01/20/20		1,150	1,271

			3,646

Russia - 2.4%
Russia Government International Bond
Series REGS 7.500% due 03/31/30		7,367	8,839
Russian Foreign Bond - Eurobond
Series REGS 5.000% due 04/29/20		5,700	5,934

			14,773

Singapore - 0.3%
Bakrie Telecom Pte, Ltd.
Series REGS 11.500% due 05/07/15		150	164

156	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Bumi Investment Pte, Ltd. 10.750% due 10/06/17 (Þ)		1,000	1,043
STATS ChipPAC, Ltd. 7.500% due 08/12/15 (Þ)		450	494

			1,701

South Africa - 0.2%
South Africa Government International Bond 5.875% due 05/30/22		1,300	1,510

South Korea - 0.2%
Export-Import Bank of Korea 8.125% due 01/21/14		850	999

Spain - 1.4%
Abengoa Finance SAU 8.875% due 11/01/17 (Þ)		1,800	1,773
Abengoa SA 8.500% due 03/31/16	EUR	950	1,309
Cemex Espana Luxembourg 9.250% due 05/12/20 (Þ)		750	722
Inaer Aviation Finance, Ltd.
Series REGS 9.500% due 08/01/17	EUR	2,120	3,017
Obrascon Huarte Lain SA 7.375% due 04/28/15	EUR	1,350	1,870

			8,691

Sweden - 0.4%
Stena AB
Series REGS 6.125% due 02/01/17	EUR	1,850	2,446

Tunisia - 0.2%
Banque Centrale de Tunisie SA 7.375% due 04/25/12		1,000	1,079

Turkey - 0.9%
Akbank TAS 5.125% due 07/22/15 (Þ)		550	558
Turkey Government International Bond 7.250% due 03/15/15		1,000	1,188
7.000% due 06/05/20		3,297	4,088

			5,834

Ukraine - 0.7%
DTEK Finance BV 9.500% due 04/28/15 (Þ)		150	156
Ukraine Government International Bond
Series REGS 6.385% due 06/26/12		4,000	4,028

			4,184

	Principal Amount ($) or Shares		Market Value $
United Arab Emirates - 0.1%
DP World, Ltd.
Series REGS 6.850% due 07/02/37		500	470

United Kingdom - 2.8%
Barclays Bank PLC - Credit Linked Note 11.500% due 09/18/19	IDR	25,000,000	3,535
British Airways PLC 8.750% due 08/23/16	GBP	1,800	2,992
GKN Holdings PLC 6.750% due 10/28/19	GBP	1,870	3,080
Kerling PLC
Series REGS 10.625% due 02/01/17	EUR	1,250	1,849
Ladbrokes Group Finance PLC 7.625% due 03/05/17	GBP	1,825	3,054
Matalan Finance, Ltd.
Series REGS 9.625% due 03/31/17	GBP	1,770	3,006

			17,516

United States - 29.1%
ACCO Brands Corp. 7.625% due 08/15/15		2,470	2,445
AES Corp. (The) 8.000% due 10/15/17		1,750	1,925
Alere, Inc. 9.000% due 05/15/16		2,500	2,669
Alliant Techsystems, Inc. 6.875% due 09/15/20		1,850	1,947
Amscan Holdings, Inc. 8.750% due 05/01/14		3,500	3,605
B&G Foods, Inc. 7.625% due 01/15/18		2,900	3,088
Berry Petroleum Co. 6.750% due 11/01/20		2,305	2,380
Building Materials Corp. of America 7.500% due 03/15/20 (Þ)		3,050	3,119
C&S Group Enterprises LLC 8.375% due 05/01/17 (Þ)		2,500	2,500
Cablevision Systems Corp. 7.750% due 04/15/18		1,750	1,910
Calpine Corp. 7.500% due 02/15/21 (Þ)		1,830	1,873
Capella Healthcare, Inc. 9.250% due 07/01/17 (Þ)		2,850	3,107
CCH II LLC / CCH II Capital Corp 13.500% due 11/30/16		2,900	3,473
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250% due 10/30/17 (Þ)		2,950	3,046
CDW Corp. 1.000% due 10/10/14		3,500	3,322
Cinemark USA, Inc. 8.625% due 06/15/19		1,800	1,942

Russell Global Credit Strategies Fund	157

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Clear Channel Communications, Inc. 10.750% due 08/01/16	3,830	2,959
Clear Channel Worldwide Holdings, Inc. 9.250% due 12/15/17	1,000	1,080
Clearwater Paper Corp. 7.125% due 11/01/18 (Þ)	3,000	3,135
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.500% due 12/15/19	1,700	1,870
Complete Production Services, Inc. 8.000% due 12/15/16	1,650	1,737
Cott Beverages, Inc. 8.125% due 09/01/18	2,850	3,085
DaVita, Inc. 6.625% due 11/01/20	2,400	2,469
Diversey, Inc. 8.250% due 11/15/19	2,850	3,117
Education Management LLC / Education Management Finance Corp. 8.750% due 06/01/14	3,000	3,015
Energy Transfer Equity, LP 7.500% due 10/15/20	1,500	1,635
Ford Motor Co. 7.450% due 07/16/31	4,000	4,540
Foresight Energy LLC / Foresight Energy Corp 9.625% due 08/15/17	3,000	3,210
Goodyear Tire & Rubber Co. (The) 8.250% due 08/15/20	2,300	2,449
Greif, Inc. 7.750% due 08/01/19	1,000	1,090
Hanesbrands, Inc. 8.000% due 12/15/16	2,850	3,085
Harrah’s Operating Co., Inc. 11.250% due 06/01/17	2,000	2,210
HUB International Holdings, Inc. 9.000% due 12/15/14 (Þ)	570	575
Interactive Data Corp. 10.250% due 08/01/18 (Þ)	1,400	1,531
Iron Mountain, Inc. 6.750% due 10/15/18	1,350	1,841
Kronos International, Inc. 6.500% due 04/15/13	1,350	1,874
Level 3 Financing, Inc. 1.000% due 03/13/14	1,500	1,398
Levi Strauss & Co. 7.750% due 05/15/18	2,100	2,989
Marquee Holdings, Inc. 1.000% due 08/15/14	2,105	1,752
MGM Resorts International 9.000% due 03/15/20 (Þ)	1,400	1,531
Michaels Stores, Inc. 7.750% due 11/01/18 (Þ)	1,800	1,782
Midwest Generation LLC Series B 8.560% due 01/02/16	1,232	1,235
Mueller Water Products, Inc. 7.375% due 06/01/17	2,700	2,443

	Principal Amount ($) or Shares	Market Value $
Multiplan, Inc. 9.875% due 09/01/18 (Þ)	2,100	2,247
Murray Energy Corp. 10.250% due 10/15/15 (Þ)	1,750	1,864
Mylan, Inc. 7.875% due 07/15/20 (Þ)	2,000	2,230
NBTY, Inc. 9.000% due 10/01/18 (Þ)	1,750	1,859
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% due 03/15/18 (Þ)	2,650	2,895
Omega Healthcare Investors, Inc. 6.750% due 10/15/22 (Þ)	1,750	1,811
Oshkosh Corp. 8.500% due 03/01/20	1,750	1,938
Pemex Project Funding Master Trust Series REGS 5.500% due 02/24/25	2,100	2,945
Penn National Gaming, Inc. 8.750% due 08/15/19	1,500	1,661
Penn Virginia Corp. 10.375% due 06/15/16	1,750	1,925
Pinafore LLC/Pinafore, Inc. 9.000% due 10/01/18 (Þ)	1,750	1,872
Pinnacle Entertainment, Inc. 7.500% due 06/15/15	2,700	2,687
QVC, Inc. 7.500% due 10/01/19 (Þ)	2,000	2,150
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125% due 04/15/19 (Þ)	2,400	2,502
Scientific Games Corp. 8.125% due 09/15/18 (Þ)	3,000	3,135
Service Corp. International 7.625% due 10/01/18	2,000	2,175
ServiceMaster Co. (The) 10.750% due 07/15/15 (Þ)	3,000	3,218
Severstal Columbus LLC 10.250% due 02/15/18	2,000	2,120
Simmons Bedding Co. 11.250% due 07/15/15 (Þ)	2,250	2,433
Stater Brothers Holdings 7.750% due 04/15/15	1,800	1,868
Steel Dynamics, Inc. 7.625% due 03/15/20 (Þ)	1,800	1,930
Sterling Chemicals, Inc. 10.250% due 04/01/15	1,380	1,394
Time Warner Telecom Holdings, Inc. 8.000% due 03/01/18	2,850	3,078
Town Sports International Holdings, Inc. 1.000% due 02/01/14	480	473
Toys R US - Delaware, Inc. 7.375% due 09/01/16 (Þ)	2,350	2,447
Trans Union LLC/TransUnion Financing Corp. 11.375% due 06/15/18 (Þ)	2,750	3,169

158	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Trimas Corp. 9.750% due 12/15/17 (Þ)	1,750	1,910
United Rentals NA, Inc. 8.375% due 09/15/20	2,000	2,030
Univision Communications, Inc. 7.875% due 11/01/20 (Þ)	3,035	3,187
USG Corp. 9.750% due 08/01/14 (Þ)	2,000	2,090
Valeant Pharmaceuticals International 7.000% due 10/01/20 (Þ)	1,500	1,575
Visant Corp. 1.000% due 09/22/16	2,400	2,420
West Corp./Old 8.625% due 10/01/18 (Þ)	2,950	3,061
WireCo WorldGroup 9.500% due 05/15/17 (Þ)	2,250	2,374
WMG Acquisition Corp. 9.500% due 06/15/16	1,700	1,832

		180,493

Uruguay - 0.7%
Uruguay Government International Bond
8.000% due 11/18/22	2,183	2,936
6.875% due 09/28/25	1,250	1,556

		4,492

Venezuela - 2.4%
Bolivarian Republic of Venezuela
12.750% due 08/23/22	5,000	4,343
9.000% due 05/07/23	3,750	2,574
Petroleos de Venezuela SA Series 2014 4.900% due 10/28/14	11,948	7,718

		14,635

Virgin Islands, British - 0.0%
Gerdau Trade, Inc. 5.750% due 01/30/21 (Þ)	250	259

Total Long-Term Investments (cost $463,144)		466,361

	Principal Amount ($) or Shares			Market Value $
Short-Term Investments - 33.8%
United States - 33.8%
JP Morgan Chase Bank NA 10.550% due 07/06/11	RUB	59,500	(¥)	2,008
Russell U.S. Cash Management Fund		207,370,479	(¥)	207,371

Total Short-Term Investments (cost $209,401)				209,379

Total Investments - 109.0% (identified cost $672,545)				675,740

Other Assets and Liabilities, Net - (9.0%)				(55,657	)(¥)

Net Assets - 100.0%				620,083

See accompanying notes which are an integral part of the financial statements.

Russell Global Credit Strategies Fund	159

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	EUR	11,768	USD	16,583	11/08/10	234
State Street Bank & Trust Co.	EUR	32,072	USD	44,383	11/08/10	(175)
State Street Bank & Trust Co.	GBP	2,954	USD	4,733	11/08/10	1
State Street Bank & Trust Co.	GBP	7,273	USD	11,558	11/08/10	(94)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(34)

See accompanying notes which are an integral part of the financial statements.

160	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	27,000	0.516%	Three Month LIBOR	11/02/12	—
Bank of America	USD	22,000	1.455%	Three Month LIBOR	11/02/15	—
Bank of America	USD	12,000	2.711%	Three Month LIBOR	11/02/20	—
Morgan Stanley	USD	10,000	0.508%	Three Month LIBOR	11/02/12	—
Morgan Stanley	USD	8,000	1.443%	Three Month LIBOR	11/02/15	—
Morgan Stanley	USD	4,250	2.708%	Three Month LIBOR	11/02/20	—

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $—						—

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Bank of America	USD	65,284	5.000%	12/20/15	284
Dow Jones CDX Index	Morgan Stanley	USD	24,120	5.000%	12/20/15	120

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $404						404

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation)

JP Morgan Emerging Market Bond Index	JP Morgan	USD 15,100,000	1 Week LIBOR plus 0.400%	11/04/10	—

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					—

See accompanying notes which are an integral part of the financial statements.

Russell Global Credit Strategies Fund	161

Russell Investment Company

Russell Global Credit Strategies Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Fixed Income Investments
Argentina	$—	$10,190	$—	$10,190	1.6
Barbados	—	280	—	280	—	*
Bermuda	—	2,375	—	2,375	0.4
Brazil	—	15,011	—	15,011	2.4
Canada	—	7,133	—	7,133	1.1
Cayman Islands	—	5,565	—	5,565	0.9
Chile	—	1,622	—	1,622	0.2
Colombia	—	10,564	—	10,564	1.7
Croatia	—	1,132	—	1,132	0.2
Dominican Republic	—	180	—	180	—	*
El Salvador	—	3,188	—	3,188	0.5
Finland	—	2,958	—	2,958	0.5
France	—	4,854	—	4,854	0.8
Germany	—	5,371	—	5,371	0.9
India	—	369	—	369	0.1
Indonesia	—	8,512	—	8,512	1.4
Iraq	—	6,603	—	6,603	1.1
Ireland	—	7,478	—	7,478	1.2
Jersey	—	490	—	490	0.1
Kazakhstan	—	1,263	—	1,263	0.2
Luxembourg	—	19,819	—	19,819	3.2
Malaysia	—	11,530	—	11,530	1.8
Mexico	—	20,610	—	20,610	3.3
Netherlands	—	22,788	—	22,788	3.7
Pakistan	—	558	—	558	0.1
Panama	—	7,908	—	7,908	1.3
Peru	—	6,017	—	6,017	1.0
Philippines	—	12,876	—	12,876	2.1
Poland	—	6,389	—	6,389	1.0
Qatar	—	3,646	—	3,646	0.6
Russia	—	14,773	—	14,773	2.4
Singapore	—	1,701	—	1,701	0.3
South Africa	—	1,510	—	1,510	0.2
South Korea	—	999	—	999	0.2
Spain	—	8,691	—	8,691	1.4
Sweden	—	2,446	—	2,446	0.4
Tunisia	—	1,079	—	1,079	0.2
Turkey	—	5,834	—	5,834	0.9
Ukraine	—	4,184	—	4,184	0.7
United Arab Emirates	—	470	—	470	0.1
United Kingdom	—	17,516	—	17,516	2.8
United States	—	180,493	—	180,493	29.1
Uruguay	—	4,492	—	4,492	0.7
Venezuela	—	14,635	—	14,635	2.4
Virgin Islands	—	259	—	259	—	*
Short-Term Investments	—	209,379	—	209,379	33.8

Total Investments	—	675,740	—	675,740	109.0
Other Assets and Liabilities, Net					(9.0)

					100.0

See accompanying notes which are an integral part of the financial statements.

162	Russell Global Credit Strategies Fund

Russell Investment Company

Russell Global Credit Strategies Fund

Presentation of Portfolio Holdings, continued — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Foreign Currency Exchange Contracts	—	(34)	—	(34)	—	*
Index Swap Contracts	—	—	—	—	—	*
Interest Rate Swap Contracts	—	—	—	—	—	*
Credit Default Swap Contracts	—	404	—	404	0.1

Total Other Financial Instruments	$—	$370	$—	$370

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2010 were less than 1% of net assets.

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—		235	—
Unrealized appreciation on index swap contracts	—	—	**	—	—
Interest rate swap contracts, at market value	—	—		—	—	**
Credit default swap contracts, at market value	404	—		—	—

Total	$404	—	**	235	—	**

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$269	$—		$—	$—

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Credit default swap contracts	$—	$—		$—	$—
Index swap contracts	—	—	**	—	—
Interest rate swap contracts	—	—		—	—	**
Foreign currency-related transactions	—	—		(202)	—

Total	$—	$—		$(202)	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Credit default swap contracts	$—	$—		$—	$—
Index swap contracts	—	—	**	—	—
Interest rate swap contracts	—	—		—	—	**
Foreign currency-related transactions	—	—		(34)	—

Total	$—	$—		$(34)	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities
**	Less than $500.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Credit Strategies Fund	163

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Strategic Bond Fund - Class A ‡
	Total Return
1 Year	8.70%
5 Years	5.35	%§
10 Years	5.86	%§

Russell Strategic Bond Fund - Class C ‡‡
	Total Return
1 Year	12.03%
5 Years	5.86	%§
10 Years	6.11	%§

Russell Strategic Bond Fund - Class E
	Total Return
1 Year	13.07%
5 Years	6.25	%§
10 Years	6.30	%§

Russell Strategic Bond Fund - Class I
	Total Return
1 Year	13.17%
5 Years	6.46	%§
10 Years	6.54	%§

Russell Strategic Bond Fund - Class S ‡‡‡
	Total Return
1 Year	13.13%
5 Years	6.48	%§
10 Years	6.56	%§

Russell Strategic Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	13.35%
5 Years	6.53	%§
10 Years	6.58	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

164	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Strategic Bond Fund Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 12.90%, 12.03%, 13.07%, 13.17%, 13.13% and 13.35%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® BBB Rated Corp Debt Funds Average gained 12.87%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average gained 9.55%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Over most of the fiscal year ending October 31, 2010, fixed income markets continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Over the period, despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, and the Gulf Coast oil spill, corporate credit risk was once again rewarded and the Fund’s overweight position to investment grade and non-investment grade corporate bonds was the primary reason for the Fund’s benchmark-relative outperformance.

By late April and early May, investors saw the return of volatility. The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded everyone that unexpected and seemingly random negative events could still occur and negatively impact financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping 0.57% to 0.60%, and the ten-year Treasury yield dropping 1.06 % to 2.93%, as investors moved into (and bid up the prices on) low risk debt backstopped by the U.S. government. Simultaneously, the Federal Reserve again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period. This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Federal Reserve believed deflation was a greater near-term risk than inflation. The Fund’s tactical duration and yield curve positioning had a modest positive contribution to performance because of market conditions.

The housing market, which had started the financial crisis in the summer of 2007, continued to have an impact throughout the fiscal year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year by news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork. This issue remained unresolved at the end of the fiscal year. However, over the fiscal year both residential and commercial mortgage-backed securities performed well, both in terms of total return as well as relative to equivalent-duration U.S. Treasuries.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest in non-Treasury sectors and in types of securities that are not in the benchmark, (e.g., non-agency mortgages backed securities and emerging market debt). As a result of this strategy, the Fund tended to underperform during the second calendar quarter of 2010, when investors avoided risk and searched for safety in less volatile sectors. However, when risk appetite returned to the market later in the fiscal year, the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury sectors resulted in returns in excess of the benchmark. While sector positions varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance. Overweight exposures to finance-related investment-grade financials, commercial mortgage-backed securities and non-agency mortgage-backed securities generated positive relative performance for the fiscal year.

The Fund’s money managers have the discretion to rotate in and out of various sectors in order to place more emphasis on sectors or securities that they believe will provide the highest relative value versus other areas of the market. For example, Pacific Investment Management Company LLC (“PIMCO”) put significant emphasis on corporate credit risk (including both investment grade and high yield corporate bonds). This contributed positively to relative performance. Residential mortgage-backed securities (particularly non-agency securities) were also major contributors to PIMCO’s outperformance.

Russell Strategic Bond Fund	165

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Metropolitan West Asset Management, LLC outperformed the index due to an overweight to non-agency residential mortgages, an overweight to commercial mortgage-backed securities, and an overweight to corporate credit risk. Logan Circle Partners, L.P. outperformed the benchmark due to its overweight to and security selection in the residential mortgage-backed sector as well as the high-yield and investment-grade corporate credit sectors. Goldman Sachs Asset Management, L.P. also outperformed primarily due to an overweight to and security selection in mortgage-backed securities and investment-grade credit. Finally, the structured product sector specialist, Brookfield Investment Management Inc., was the best performing manager due to its mortgage-backed securities holdings. Although different money managers placed emphasis on different areas of the market at different times, the Fund’s performance over the fiscal year on average benefited from sector rotation by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Brookfield Investment Management Inc.	Sector Specialist
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Logan Circle Partners, L.P.	Sector Rotation
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares from November 1, 2000 to September 1, 2008 are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

166	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs:(1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,058.70	$1,020.32
Expenses Paid During Period*	$5.03	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,054.60	$1,016.48
Expenses Paid During Period*	$8.96	$8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,059.40	$1,020.67
Expenses Paid During Period*	$4.67	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,059.80	$1,021.83
Expenses Paid During Period*	$3.48	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Strategic Bond Fund	167

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,059.80	$1,021.53
Expenses Paid During Period*	$3.79	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,060.30	$1,022.33
Expenses Paid During Period*	$2.96	$2.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.57% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

168	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 90.3%
Asset-Backed Securities - 9.2%
Aames Mortgage Investment Trust Series 2006-1 Class A3 0.416% due 04/25/36 (Ê)	5,838	4,933
Accredited Mortgage Loan Trust Series 2004-2 Class A2 0.556% due 07/25/34 (Ê)	207	155
Series 2005-4 Class A2D 0.576% due 12/25/35 (Ê)	1,388	862
Series 2006-2 Class A2 0.346% due 09/25/36 (Ê)	817	800
ACE Securities Corp. Series 2003-OP1 Class M2 2.506% due 12/25/33 (Ê)	207	161
Series 2004-IN1 Class A1 0.576% due 05/25/34 (Ê)	388	321
Series 2005-HE2 Class M3 0.736% due 04/25/35 (Ê)	2,365	2,193
Series 2005-HE5 Class M1 0.726% due 08/25/35 (Ê)	1,335	1,314
Series 2005-SD3 Class A 0.656% due 08/25/45 (Ê)	917	858
Series 2006-FM1 Class A2C 0.406% due 07/25/36 (Ê)	7,570	2,797
Series 2006-HE2 Class A2C 0.416% due 05/25/36 (Ê)	3,600	2,803
Aegis Asset Backed Securities Trust Series 2003-3 Class M2 2.731% due 01/25/34 (Ê)	1,290	959
Series 2005-2 Class M1 0.676% due 06/25/35 (Ê)	2,413	2,217
Series 2005-4 Class 1A3 0.526% due 10/25/35 (Ê)	789	780
Ally Auto Receivables Trust Series 2009-A Class A2 1.320% due 03/15/12 (Þ)	848	850
Ally Master Owner Trust Series 2010-1 Class A 2.006% due 01/15/15 (Ê)(Þ)	10,575	10,783
American Express Credit Account Master Trust Series 2005-7 Class A 0.326% due 03/16/15 (Ê)	891	889
Series 2009-2 Class A 1.506% due 03/15/17 (Ê)	3,883	4,022
American Express Issuance Trust Series 2005-2 Class A 0.326% due 08/15/13 (Ê)	1,000	998
Series 2007-2 Class A 0.506% due 07/15/13 (Ê)	1,403	1,405
AmeriCredit Automobile Receivables Trust Series 2010-3 Class A2 0.770% due 12/09/13	3,285	3,287
Ameriquest Mortgage Securities, Inc. Series 2002-D Class M1 4.006% due 02/25/33 (Ê)	800	367

	Principal Amount ($) or Shares	Market Value $
Series 2004-R10 Class A5 0.646% due 11/25/34 (Ê)	3	3
Series 2005-R3 Class A1A 0.456% due 05/25/35 (Ê)	2,502	2,454
Series 2005-R6 Class A2 0.456% due 08/25/35 (Ê)	6,561	6,339
Series 2005-R10 Class A2B 0.476% due 12/25/35 (Ê)	757	720
Argent Securities, Inc. Series 2005-W2 Class A2B1 0.456% due 10/25/35 (Ê)	5,622	5,110
Series 2005-W2 Class A2B2 0.516% due 10/25/35 (Ê)	761	701
Series 2005-W5 Class A2D 0.576% due 01/25/36 (Ê)	7,650	3,608
Asset Backed Funding Certificates Series 2006-HE1 Class A2A 0.316% due 01/25/37 (Ê)	541	533
Series 2006-HE1 Class A2C 0.416% due 01/25/37 (Ê)	23,830	9,936
Series 2006-HE1 Class A2D 0.476% due 01/25/37 (Ê)	5,660	2,404
Series 2006-OPT3 Class A3B 0.416% due 11/25/36 (Ê)	1,282	671
Asset Backed Securities Corp. Home Equity Series 2003-HE1 Class M2 3.781% due 01/15/33 (Ê)	2,353	2,249
Series 2004-HE6 Class A1 0.531% due 09/25/34 (Ê)	80	69
Series 2004-HE7 Class M9 3.756% due 10/25/34 (Ê)(Þ)	1,159	102
Series 2006-HE3 Class A4 0.426% due 03/25/36 (Ê)	1,206	977
BA Credit Card Trust Series 2006-A14 Class A14 0.316% due 04/15/16 (Ê)	1,800	1,784
Series 2007-A6 Class A6 0.316% due 09/15/16 (Ê)	1,918	1,897
Series 2007-C1 Class C1 0.546% due 06/15/14 (Ê)	6,430	6,324
Bayview Financial Acquisition Trust Series 2004-C Class A1 0.885% due 05/28/44 (Ê)	256	229
Series 2006-A Class 1A3 5.865% due 02/28/41	1,880	1,537
Bear Stearns Asset Backed Securities Trust Series 2005-HE10 Class A3 0.636% due 11/25/35 (Ê)	1,960	1,937
Series 2006-EC1 Class A2 0.476% due 12/25/35 (Ê)	370	364
Series 2006-HE8 Class 2M1 0.586% due 10/25/36 (Ê)	1,922	182
Series 2006-HE9 Class 1A2 0.406% due 11/25/36 (Ê)	4,330	2,331
Series 2006-HE10 Class 1A1 0.366% due 12/25/36 (Ê)	769	751

Russell Strategic Bond Fund	169

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BNC Mortgage Loan Trust Series 2007-2 Class A2 0.356% due 05/25/37 (Ê)	415	384
Brazos Higher Education Authority
Series 2005-3 Class A14 0.399% due 09/25/23 (Ê)	8,285	8,243
Capital One Multi-Asset Execution Trust Series 2006-B1 Class B1 0.536% due 01/15/19 (Ê)	5,450	5,157
Series 2008-A5 Class A5 4.850% due 02/18/14	3,535	3,605
Carrington Mortgage Loan Trust Series 2006-FRE2 Class A2 0.376% due 10/25/36 (Ê)	2,732	2,370
Series 2006-NC3 Class A4 0.496% due 08/25/36 (Ê)	2,117	814
Series 2006-NC5 Class A1 0.306% due 01/25/37 (Ê)	1,204	1,151
Centex Home Equity Series 2002-D Class AF4 5.210% due 11/25/28	111	116
Series 2006-A Class AV4 0.506% due 06/25/36 (Ê)	1,800	1,184
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 Class 1A4 5.323% due 02/25/35	1,642	1,645
Chase Issuance Truse Series 2006-A8 Class A8 0.316% due 02/16/16	3,292	3,269
Chase Issuance Trust Series 2005-A6 Class A6 0.326% due 07/15/14 (Ê)	1,733	1,729
Series 2005-A7 Class A7 4.550% due 03/15/13	3,762	3,795
Series 2005-A11 Class A 0.326% due 12/15/14 (Ê)	3,254	3,246
Series 2007-A9 Class A9 0.286% due 06/16/14 (Ê)	1,859	1,854
Series 2007-A16 Class A16 0.592% due 06/16/14 (Ê)	1,450	1,452
Series 2007-A17 Class A 5.120% due 10/15/14	6,210	6,751
Series 2008-A6 Class A6 1.456% due 05/15/15	1,317	1,348
Series 2008-A9 Class A9 4.260% due 05/15/13	1,000	1,021
Series 2008-A11 Class A11 5.400% due 07/15/15	628	704
CIT Mortgage Loan Trust Series 2007-1 Class 2A1 1.256% due 10/25/37 (Å)(Ê)	1,820	1,716
Series 2007-1 Class 2A2 1.506% due 10/25/37 (Å)(Ê)	2,100	1,357
Series 2007-1 Class 2A3 1.506% due 10/25/37 (Å)(Ê)	3,900	2,048

	Principal Amount ($) or Shares	Market Value $
Citibank Credit Card Issuance Trust Series 2005-A8 Class A8 0.326% due 10/20/14 (Ê)	1,158	1,153
Series 2006-A1 Class A1 0.458% due 02/09/15 (Ê)	1,249	1,241
Series 2007-A7 Class A7 0.606% due 08/20/14 (Ê)(Ñ)	4,121	4,126
Series 2008-A5 Class A5 4.850% due 04/22/15	4,555	4,993
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class AF4 4.964% due 08/25/35	1,174	1,113
Series 2006-WF2 Class A2E 6.351% due 05/25/36	1,092	682
Series 2006-WFH3 Class A2 0.356% due 10/25/36 (Ê)	738	736
Series 2006-WFH3 Class A3 0.406% due 10/25/36 (Ê)	3,105	2,770
Series 2006-WFH4 Class A3 0.406% due 11/25/36 (Ê)	2,815	2,181
Series 2006-WMC1 Class A2C 0.456% due 12/25/35 (Ê)	1,800	1,705
Series 2007-AHL3 Class A3A 0.316% due 07/25/45 (Ê)	1,146	935
Series 2007-AMC4 Class A2A 0.316% due 05/25/37 (Ê)	713	660
Series 2007-WFH1 Class A3 0.406% due 01/25/37 (Ê)	1,932	1,448
Series 2007-WFH1 Class A4 0.456% due 01/25/37 (Ê)	11,880	5,798
College Loan Corp. Trust Series 2002-2 Class A21 Zero coupon due 03/01/42 (Å)	2,000	1,800
Conseco Finance Home Loan Trust Series 2000-E Class M1 8.130% due 08/15/31	542	535
Conseco Finance Securitizations Corp. Series 2001-4 Class A4 7.360% due 09/01/33	4,198	4,508
Conseco Financial Corp. Series 1997-5 Class A6 6.820% due 05/15/29	319	329
Countrywide Asset-Backed Certificates Series 2004-6 Class 2A5 0.646% due 11/25/34 (Ê)	509	449
Series 2004-13 Class MV3 0.836% due 04/25/35 (Ê)	2,937	2,465
Series 2004-AB2 Class M3 0.856% due 05/25/36 (Ê)	1,395	284
Series 2004-BC1 Class M1 1.006% due 02/25/34 (Ê)	713	590
Series 2005-4 Class AF3 4.456% due 10/25/35	459	463
Series 2005-6 Class M1 0.746% due 12/25/35 (Ê)	1,385	1,306
Series 2005-7 Class AF3 4.454% due 10/25/35	225	219

170	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-11 Class 3AV2 0.546% due 02/25/36 (Ê)	1,035	1,014
Series 2005-11 Class 3AV3 0.676% due 02/25/36 (Ê)	2,428	2,261
Series 2005-12 Class 2A3 5.069% due 02/25/36	710	686
Series 2005-17 Class 1AF3 5.711% due 05/25/36	10,900	4,450
Series 2005-AB1 Class A2 0.466% due 08/25/35 (Ê)	534	527
Series 2006-1 Class AF3 5.348% due 07/25/36	1,628	1,340
Series 2006-3 Class 2A2 0.436% due 06/25/36 (Ê)	3,524	3,063
Series 2006-6 Class 2A3 0.536% due 09/25/36 (Ê)	13,985	5,234
Series 2006-11 Class 1AF3 6.050% due 09/25/46	2,025	913
Series 2006-11 Class 1AF4 6.079% due 09/25/46	2,291	807
Series 2006-13 Class 1AF3 5.944% due 01/25/37	4,076	2,272
Series 2006-15 Class A1 0.366% due 10/25/46 (Ê)	25	25
Series 2006-15 Class A3 5.689% due 10/25/46	1,655	1,251
Series 2006-22 Class 2A1 0.306% due 05/25/47 (Ê)	50	50
Series 2006-23 Class 2A1 0.306% due 05/25/37 (Ê)	34	34
Series 2006-26 Class 2A1 0.336% due 06/25/37 (Ê)	20	20
Series 2006-BC1 Class 2A2 0.436% due 04/25/36 (Ê)	361	340
Series 2006-S1 Class A2 5.549% due 08/25/21	138	101
Series 2006-S6 Class A2 5.519% due 03/25/34	2,836	2,357
Series 2007-4 Class A2 5.530% due 09/25/37	8,943	8,163
Series 2007-7 Class 2A1 0.336% due 10/25/47 (Ê)	215	208
Series 2007-12 Class 2A1 0.606% due 08/25/47 (Ê)	3,481	3,231
Countrywide Home Equity Loan Trust Series 2006-HW Class 2A1B 0.407% due 11/15/36 (Ê)	2,753	2,127
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB7 Class AF5 4.585% due 10/25/34	770	797
Daimler Chrysler Auto Trust Series 2008-B Class A3B 1.737% due 09/10/12 (Ê)	181	182
Discover Card Master Trust Series 2008-A4 Class A4 5.650% due 12/15/15	5,225	5,850

	Principal Amount ($) or Shares	Market Value $
Dunkin Securitization Series 2006-1 Class A2 5.779% due 06/20/31 (Þ)	6,760	6,855
Education Funding Capital Trust I Series 2004-1 Class A2 0.452% due 12/15/22 (Ê)	3,084	3,061
Educational Services of America, Inc. Series 2010-1 Class A1 1.138% due 07/25/23 (Å)(Ê)	3,873	3,877
Fannie Mae Grantor Trust Series 2003-T4 Class 2A5 5.407% due 09/26/33	710	682
FDIC Structured Sale Guaranteed Notes 2.570% due 07/29/47 (Å)	4,335	4,335
FDIC Trust Series 2010-R1 Class A 2.184% due 05/25/50 (Þ)	3,624	3,645
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 8.576% due 12/25/30	487	556
Fieldstone Mortgage Investment Corp. Series 2006-1 Class A2 0.446% due 05/25/36 (Ê)	3,482	2,064
Series 2006-3 Class 2A1 0.326% due 11/25/36 (Ê)	13	12
Series 2006-3 Class 2A3 0.416% due 11/25/36 (Ê)	1,465	558
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF3 Class M1 0.656% due 04/25/35 (Ê)	3,772	3,596
Series 2005-FF4 Class M1 0.686% due 05/25/35 (Ê)	539	490
Series 2005-FF9 Class A3 0.536% due 10/25/35 (Ê)	2,038	1,990
Series 2006-FF9 Class M1 Interest Only STRIP 0.506% due 06/25/36 (Ê)	8,330	99
Series 2006-FF10 Class A5 0.566% due 07/25/36 (Ê)	1,378	392
Series 2006-FF11 Class 2A2 0.356% due 08/25/36 (Ê)	1,102	1,073
Series 2006-FF13 Class A2C 0.416% due 10/25/36 (Ê)	2,621	1,444
Series 2006-FF14 Class A2 0.316% due 10/25/36 (Ê)	296	289
Series 2006-FF15 Class A3 0.306% due 11/25/36 (Ê)	184	182
Series 2006-FF15 Class A5 0.416% due 11/25/36 (Ê)	5,321	2,557
Series 2006-FF16 Class 2A3 0.396% due 12/25/36 (Ê)	6,005	2,716
Series 2006-FF17 Class A5 0.406% due 12/25/36 (Ê)	4,675	1,831
Series 2007-FF1 Class A2B 0.346% due 01/25/38 (Ê)	22,353	13,740

Russell Strategic Bond Fund	171

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-FF1 Class A2C 0.396% due 01/25/38 (Ê)	1,510	725
First NLC Trust Series 2005-2 Class AV2 0.556% due 09/25/35 (Ê)	218	216
Ford Credit Auto Owner Trust Series 2009-C Class A2 2.000% due 12/15/11	35	35
Ford Credit Floorplan Master Owner Trust Series 2010-1 Class A 1.906% due 12/15/14 (Ê)(Þ)	4,120	4,202
Series 2010-5 Class A1 1.500% due 09/15/15	4,380	4,393
Fremont Home Loan Trust Series 2006-3 Class 2A2 0.376% due 02/25/37 (Ê)	2,937	2,475
Series 2006-E Class 2A1 0.316% due 01/25/37 (Ê)	129	117
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	3,048	3,081
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	907	664
Series 2007-HE3 Class 2A1
7.000% due 09/25/37	1,148	726
Goal Capital Funding Trust Series 2010-1 Class A 0.964% due 08/25/48 (Ê)(Þ)	3,580	3,501
Green Tree Financial Corp. Series 1994-1 Class A5 7.650% due 04/15/19	2,275	2,385
Series 1994-3 Class A5 8.400% due 06/15/19	1,333	1,390
Series 1994-5 Class A5 8.300% due 11/15/19	1,359	1,381
GSAA Trust Series 2006-2 Class 2A3 0.526% due 12/25/35 (Ê)	3,270	2,973
GSAMP Trust Series 2003-HE2 Class M1 1.231% due 08/25/33 (Ê)	590	402
Series 2007-FM1 Class A2A 0.326% due 12/25/36 (Ê)	299	200
Series 2007-H1 Class M1 0.596% due 01/25/47 (Ê)	3,621	39
Series 2007-NC1 Class A2A 0.306% due 12/25/46 (Ê)	571	542
Harley-Davidson Motorcycle Trust Series 2009-2 Class A3 2.620% due 03/15/14	6,835	6,936
Home Equity Asset Trust Series 2005-5 Class 2A2 0.506% due 11/25/35 (Ê)	1,364	1,343
Series 2005-6 Class M1 0.726% due 12/25/35 (Ê)	525	402
Series 2005-7 Class M1 0.706% due 01/25/36 (Ê)	6,285	2,492

	Principal Amount ($) or Shares	Market Value $
Series 2006-4 Class M3 Interest Only STRIP 0.616% due 08/25/36 (Ê)	1,142	3
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.546% due 01/20/34 (Ê)	2,239	2,025
Series 2006-2 Class A1 0.406% due 03/20/36 (Ê)	4,475	4,182
Series 2007-1 Class AS 0.456% due 03/20/36 (Ê)	3,901	3,625
Series 2007-2 Class A3V 0.476% due 07/20/36 (Ê)	5,360	4,770
Series 2007-3 Class A1 1.056% due 11/20/36 (Ê)	283	279
Series 2007-3 Class APT 1.456% due 11/20/36 (Ê)	4,683	4,265
HSI Asset Securitization Corp. Trust Series 2006-HE2 Class 2A1 0.306% due 12/25/36 (Ê)	110	108
Series 2006-HE2 Class 2A2 0.366% due 12/25/36 (Ê)	1,830	851
Series 2007-WF1 Class 2A4 0.506% due 05/25/37 (Ê)	9,069	4,997
Indymac Residential Asset Backed Trust Series 2006-E Class 2A3 0.426% due 04/25/37 (Ê)	7,930	3,344
Series 2006-H2 Class A 0.405% due 06/28/36 (Ê)	1,359	589
IXIS Real Estate Capital Trust Series 2006-HE1 Class A3 0.456% due 03/25/36 (Ê)	624	487
JP Morgan Mortgage Acquisition Corp. Series 2006-CH1 Class A3 0.356% due 07/25/36 (Ê)	1,330	1,269
Series 2006-CW2 Class AF5 6.337% due 08/25/36	954	519
Series 2007-CH1 Class AV4 0.386% due 11/25/36 (Ê)	2,777	2,376
Series 2007-CH2 Class AV4 0.406% due 01/25/37 (Ê)	22,370	13,061
Series 2007-HE1 Class AF4 6.178% due 03/25/47	510	269
Series 2007-HE1 Class AF5 6.178% due 03/25/47	1,015	509
Series 2007-HE1 Class AV1 0.316% due 03/25/47 (Ê)	192	148
Knowledgeworks Foundation Series 2010-1 Class A 1.242% due 02/25/42 (Ê)	2,200	2,180
Lehman XS Trust Series 2005-5N Class 1A1 0.556% due 11/25/35 (Ê)	526	372
Series 2005-5N Class 3A1A 0.556% due 11/25/35 (Ê)	1,789	1,266
Series 2005-7N Class 1A1A 0.526% due 12/25/35 (Ê)	5,450	3,585

172	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-9N Class 1A1 0.526% due 02/25/36 (Ê)	1,042	615
Series 2006-4N Class A2A 0.476% due 04/25/46 (Ê)	3,305	1,795
Series 2006-16N Class A4A 0.446% due 11/25/46 (Ê)	3,353	1,983
Long Beach Mortgage Loan Trust Series 2002-5 Class M1 1.501% due 11/25/32 (Ê)	2,754	2,364
Series 2003-3 Class M1 1.381% due 07/25/33 (Ê)	3,463	2,791
Series 2004-4 Class 1A1 0.536% due 10/25/34 (Ê)	39	33
Series 2004-6 Class A3 0.906% due 11/25/34 (Ê)	2,330	1,847
Series 2005-3 Class 2A2 0.536% due 08/25/45 (Ê)	846	820
Series 2006-6 Class 2A2 0.356% due 07/25/36 (Ê)	511	305
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.238% due 04/25/38 (Ê)	4,245	4,265
Mastr Asset Backed Securities Trust Series 2003-WMC2 Class M2 2.731% due 08/25/33 (Ê)	534	378
Series 2005-WMC1 Class M1 0.676% due 03/25/35 (Ê)	781	778
Series 2006-AB1 Class A2 0.486% due 02/25/36 (Ê)	1,869	1,688
Series 2006-NC2 Class A4 0.406% due 08/25/36 (Ê)	9,000	3,712
Series 2007-HE1 Class A1 0.336% due 05/25/37 (Ê)	403	391
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1 Class A2B 0.426% due 04/25/37 (Ê)	4,069	2,315
Series 2007-5 Class 2A1 0.956% due 10/25/37 (Ê)	1,875	1,856
Merrill Lynch Mortgage Investors, Inc. Series 2006-HE5 Class A2A 0.316% due 08/25/37 (Ê)	360	359
Mid-State Trust Series 2003-11 Class A1 4.864% due 07/15/38	154	156
Series 2004-1 Class A 6.005% due 08/15/37	179	184
Series 2005-1 Class A 5.745% due 01/15/40	246	246
Series 2006-1 Class A 5.787% due 10/15/40 (Þ)	814	777
Missouri Higher Education Loan Authority Series 2010-1 Class A1 1.268% due 11/26/32 (Ê)	6,580	6,612

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley ABS Capital I Series 2003-NC8 Class M3 Interest Only STRIP 3.406% due 09/25/33 (Ê)	246	55
Series 2005-HE2 Class M1 0.656% due 01/25/35 (Ê)	2,243	1,941
Series 2006-HE1 Class A3 0.436% due 01/25/36 (Ê)	3,946	3,511
Series 2006-HE2 Class M1 0.586% due 03/25/36 (Ê)	10,623	729
Series 2006-HE2 Class M2 Interest Only STRIP 0.606% due 03/25/36 (Ê)	1,031	13
Series 2006-HE3 Class A2C 0.416% due 04/25/36 (Ê)	1,293	979
Series 2006-HE3 Class M2 Interest Only STRIP 0.556% due 04/25/36 (Ê)	10,508	42
Series 2006-HE5 Class A2D 0.506% due 08/25/36 (Ê)	3,650	1,475
Series 2006-HE6 Class A2C 0.406% due 09/25/36 (Ê)	9,465	3,893
Series 2006-HE8 Class A2C 0.396% due 10/25/36 (Ê)	4,635	1,785
Series 2006-NC2 Class A2D 0.546% due 02/25/36 (Ê)	11,837	5,241
Series 2006-NC5 Class A2A 0.296% due 10/25/36 (Ê)	298	298
Series 2006-NC5 Class A2C 0.406% due 10/25/36 (Ê)	610	269
Series 2006-WMC2 Class A2C 0.406% due 07/25/36 (Ê)	10,822	4,297
Series 2006-WMC2 Class A2FP 0.306% due 07/25/36 (Ê)	60	23
Series 2007-HE2 Class A2A 0.296% due 01/25/37 (Ê)	554	535
Series 2007-NC2 Class A2C 0.516% due 02/25/37 (Ê)	5,393	2,076
Series 2007-NC2 Class A2D 0.586% due 02/25/37 (Ê)	2,480	950
Morgan Stanley Home Equity Loan Trust Series 2007-1 Class A1 0.306% due 12/25/36 (Ê)	899	875
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1 0.306% due 11/25/36 (Ê)	11	11
Nationstar Home Equity Loan Trust Series 2007-A Class AV4 0.486% due 03/25/37 (Ê)	6,789	4,231
Nelnet Student Loan Trust Series 2010-3A Class A 1.068% due 07/27/48 (Ê)(Þ)	2,760	2,761
New Century Home Equity Loan Trust Series 2004-4 Class M2 0.786% due 02/25/35 (Ê)	2,100	1,438

Russell Strategic Bond Fund	173

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nissan Auto Receivables Owner Trust Series 2009-A Class A3 3.200% due 02/15/13	1,792	1,821
Series 2010-A Class A3 0.870% due 07/15/14	3,310	3,322
Nissan Master Owner Trust Receivables Series 2010-AA Class A 1.406% due 01/15/15 (Ê)(Þ)	5,175	5,238
Northstar Education Finance, Inc. Series 2005-1 Class A1 0.388% due 10/28/26 (Ê)	1,025	1,018
Novastar Home Equity Loan Series 2007-1 Class A2A1 0.356% due 03/25/37 (Ê)	827	794
Option One Mortgage Loan Trust Series 2003-2 Class M2 2.806% due 04/25/33 (Ê)	340	172
Series 2003-3 Class M3 3.256% due 06/25/33 (Ê)	156	81
Series 2003-4 Class M2 2.731% due 07/25/33 (Ê)	201	82
Series 2005-2 Class A5 0.586% due 05/25/35 (Ê)	719	703
Series 2005-4 Class A3 0.516% due 11/25/35 (Ê)	304	286
Park Place Securities, Inc. Series 2004-MCW1 Class A1 0.569% due 10/25/34 (Ê)	329	323
Series 2004-MHQ1 Class M1 0.956% due 12/25/34 (Ê)	692	681
Series 2005-WCW1 Class M1 0.706% due 09/25/35 (Ê)	2,080	1,549
Series 2005-WHQ3 Class A2D 0.586% due 06/25/35 (Ê)	472	469
Series 2005-WLL1 Class M1 0.676% due 03/25/35 (Ê)	2,575	2,502
People’s Choice Home Loan Securities Trust Series 2005-3 Class M1 0.756% due 08/25/35 (Ê)	1,886	1,819
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	1,305	1,199
Providian Master Note Trust Series 2006-C1A Class C1 0.806% due 03/15/15 (Ê)(Þ)	8,080	8,062
Renaissance Home Equity Loan Trust Series 2005-1 Class M1 5.357% due 05/25/35	817	378
Series 2005-2 Class AF4 4.934% due 08/25/35	815	718
Series 2005-4 Class A3 5.565% due 02/25/36	236	226
Series 2006-1 Class AF3 5.608% due 05/25/36	168	147
Series 2006-1 Class AF6 5.746% due 05/25/36	1,687	1,208

	Principal Amount ($) or Shares	Market Value $
Series 2006-2 Class AF2 5.762% due 08/25/36	282	276
Series 2006-4 Class AF2 5.285% due 01/25/37	225	184
Series 2007-1 Class AF2 5.512% due 04/25/37	6,125	3,203
Series 2007-2 Class AF2 5.675% due 06/25/37	1,855	985
Residential Asset Mortgage Products, Inc. Series 2003-RS11 Class AI6A 5.980% due 12/25/33	1,166	1,158
Series 2005-RS2 Class AII3 0.606% due 02/25/35 (Ê)	157	157
Series 2007-RS2 Class A1 0.376% due 05/25/37 (Ê)	197	189
Residential Asset Securities Corp. Series 2001-KS3 Class AII 0.716% due 09/25/31 (Ê)	149	121
Series 2003-KS2 Class MI1 4.800% due 04/25/33	1,132	698
Series 2003-KS2 Class MI3 6.100% due 04/25/33	486	69
Series 2003-KS4 Class AIIB 0.836% due 06/25/33 (Ê)	240	117
Series 2005-AHL1 Class A2 0.526% due 07/25/35 (Ê)	992	981
Series 2005-KS10 Class 1A2 0.506% due 11/25/35 (Ê)	322	315
Series 2005-KS12 Class A2 0.506% due 01/25/36 (Ê)	5,893	5,632
Series 2005-KS12 Class A3 0.576% due 01/25/36 (Ê)	894	676
Series 2006-EMX3 Class A2 0.436% due 04/25/36 (Ê)	4,017	3,067
Series 2006-KS1 Class A4 0.556% due 02/25/36 (Ê)	2,479	1,625
Series 2006-KS3 Class AI3 0.426% due 04/25/36 (Ê)	481	464
Saxon Asset Securities Trust Series 2003-3 Class M1 0.906% due 12/25/33 (Ê)	1,809	1,555
Series 2005-4 Class A2C 0.506% due 11/25/37 (Ê)	1,388	1,337
Series 2006-3 Class A2 0.366% due 10/25/46 (Ê)	3,265	3,096
Series 2007-3 Class 2A1 0.476% due 09/25/47 (Ê)	1,261	1,144
SBI Heloc Trust Series 2006-1A Class 1A2A 0.426% due 08/25/36 (Ê)(Þ)	12	12
Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Class A1A 0.546% due 08/25/35 (Ê)	1,600	1,574
Series 2005-HE1 Class A1A 0.556% due 10/25/35 (Ê)(Þ)	332	332
Series 2006-HE1 Class M1 0.556% due 07/25/36 (Ê)	1,748	5

174	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-BR2 Class A2 0.486% due 02/25/37 (Ê)	3,785	1,914
Series 2007-HE1 Class A2A 0.316% due 12/25/36 (Ê)	456	178
Series 2007-NC1 Class A2B 0.406% due 12/25/36 (Ê)	9,135	4,561
SG Mortgage Securities Trust Series 2006-FRE1 Class A2B 0.436% due 02/25/36 (Ê)	1,976	1,160
Series 2006-OPT2 Class A3C 0.406% due 10/25/36 (Ê)	15,160	6,248
SLM Student Loan Trust Series 2006-8 Class A2 0.288% due 10/25/16 (Ê)	377	377
Series 2008-2 Class A1 0.588% due 01/25/15 (Ê)	78	78
Series 2008-7 Class A2 0.788% due 10/25/17 (Ê)	33,000	33,071
Small Business Administration Participation Certificates Series 2004-20F Class 1
5.520% due 06/01/24	231	253
Series 2005-20G Class 1 4.750% due 07/01/25	2,853	3,113
Soundview Home Equity Loan Trust Series 2005-CTX1 Class M1 0.676% due 11/25/35 (Ê)	4,121	3,548
Series 2005-DO1 Class M2 0.706% due 05/25/35 (Ê)	954	875
Series 2005-OPT4 Class 2A3 0.516% due 12/25/35 (Ê)	3,679	3,320
Series 2006-EQ1 Class A3 0.416% due 10/25/36 (Ê)	6,130	3,775
Series 2006-EQ2 Class A3 0.416% due 01/25/37 (Ê)	17,529	8,296
Series 2006-OPT5 Class 2A4 0.496% due 07/25/36 (Ê)	3,325	1,511
Series 2006-OPT5 Class M3 Interest Only STRIP 0.576% due 07/25/36 (Ê)	2,121	30
Series 2007-NS1 Class A1 0.376% due 01/25/37 (Ê)	1,612	1,567
Series 2007-OPT1 Class 2A1 0.336% due 06/25/37 (Ê)	973	879
Series 2007-OPT2 Class 2A2 0.386% due 07/25/37 (Ê)	4,200	2,722
Specialty Underwriting & Residential Finance Series 2005-AB2 Class A1C
0.646% due 06/25/36 (Ê)	3,349	3,131
Series 2005-BC3 Class A2C 0.626% due 06/25/36 (Ê)	1,774	1,771
Series 2005-BC4 Class A2B 0.486% due 09/25/36 (Ê)	949	930
Series 2006-BC3 Class M2 Interest Only STRIP 0.546% due 06/25/37 (Ê)	1,485	14

	Principal Amount ($) or Shares	Market Value $
Structured Asset Investment Loan Trust Series 2003-BC1 Class A2
0.936% due 01/25/33 (Ê)	3,695	3,071
Series 2003-BC13 Class 3A 0.936% due 11/25/33 (Ê)	12	9
Series 2005-5 Class M1 0.676% due 06/25/35 (Ê)	1,852	1,629
Series 2006-BNC3 Class A3 0.406% due 09/25/36 (Ê)	12,465	7,589
Structured Asset Securities Corp. Series 2001-SB1 Class A2 3.375% due 08/25/31	568	524
Series 2005-2XS Class 1A2A 4.510% due 02/25/35	395	397
Series 2005-4XS Class 1A2B 4.670% due 03/25/35	95	94
Series 2005-GEL1 Class A 0.606% due 12/25/34 (Ê)	157	152
Series 2006-BC3 Class A2 0.306% due 10/25/36 (Ê)	647	644
Series 2006-BC5 Class A2 0.306% due 12/25/36 (Ê)	2,196	2,138
Series 2006-GEL1 Class A1 0.396% due 11/25/35 (Ê)(Þ)	281	280
Series 2006-WF2 Class A3 0.406% due 07/25/36 (Ê)	8,690	7,915
Series 2007-BC3 Class 2A1 0.316% due 05/25/47 (Ê)	6,482	6,171
US Education Loan Trust LLC Series 2006-1 Class A2 0.427% due 03/01/25 (Ê)(Þ)	1,485	1,474
Volkswagen Auto Lease Trust Series 2010-A Class A4 1.180% due 11/20/15	3,465	3,465
Washington Mutual Asset-Backed Certificates Series 2007-HE2 Class 2A2 0.476% due 02/25/37 (Ê)	9,419	3,379
Washington Mutual Master Note Trust Series 2006-C2A Class C2 0.756% due 08/15/15 (Ê)(Þ)	90	89
Wells Fargo Home Equity Trust Series 2006-1 Class A3 0.406% due 05/25/36 (Ê)	1,720	1,697
Series 2006-2 Class A4 0.506% due 07/25/36 (Ê)	3,902	2,292
Series 2007-2 Class A3 0.486% due 04/25/37 (Ê)	3,785	1,221
World Omni Auto Receivables Trust Series 2009-A Class A3 3.330% due 05/15/13	3,513	3,569

		660,049

Corporate Bonds and Notes - 18.1%
ACE Capital Trust II 9.700% due 04/01/30	1,425	1,710
Alcoa, Inc. 5.375% due 01/15/13 (Ñ)	3,000	3,204

Russell Strategic Bond Fund	175

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Allied Waste NA, Inc. Series B 7.125% due 05/15/16 (Ñ)	660	704
Allstate Life Global Funding Trusts 5.375% due 04/30/13	2,200	2,435
Alltel Corp. 7.000% due 07/01/12 (Ñ)	1,955	2,141
6.800% due 05/01/29	2,465	2,804
Ally Financial, Inc. 6.875% due 08/28/12	1,900	1,973
7.500% due 12/31/13	10,500	11,235
8.300% due 02/12/15 (Þ)	2,260	2,463
Alta Wind Holdings LLC 7.000% due 06/30/35 (Þ)	2,000	2,125
Alterra USA Holdings, Ltd. 7.200% due 04/14/17 (Þ)	2,485	2,634
Altria Group, Inc. 9.700% due 11/10/18	2,700	3,724
9.250% due 08/06/19	1,530	2,101
10.200% due 02/06/39	1,580	2,323
American Airlines Pass Through Trust 2001-01 6.977% due 05/23/21	177	154
American Express Bank FSB Series BKNT 5.500% due 04/16/13 (Ñ)	700	763
6.000% due 09/13/17 (Ñ)	600	687
American Express Centurion Bank Series BKN1 6.000% due 09/13/17 (Ñ)	600	687
American Express Co. 7.000% due 03/19/18	400	480
American Express Credit Corp. 5.875% due 05/02/13	2,000	2,201
2.750% due 09/15/15	2,530	2,552
Series C 7.300% due 08/20/13	915	1,046
American General Finance Corp. 6.900% due 12/15/17	600	499
Series MTNI 4.875% due 07/15/12 (Ñ)	200	191
American International Group, Inc. 4.250% due 05/15/13	2,700	2,821
5.050% due 10/01/15	400	419
5.850% due 01/16/18 (Ñ)	8,500	8,989
8.250% due 08/15/18	9,100	10,863
Ameriprise Financial, Inc. 7.518% due 06/01/66	2,545	2,647
AmerisourceBergen Corp. 5.875% due 09/15/15 (Ñ)	2,495	2,860
Amgen, Inc. 6.150% due 06/01/18	5,600	6,796
Amsouth Bank/Birmingham AL Series AI 4.850% due 04/01/13 (Ñ)	1,360	1,371
Anadarko Petroleum Corp. 6.375% due 09/15/17	6,250	6,943

	Principal Amount ($) or Shares	Market Value $
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 01/15/15 (Ñ)	5,400	5,860
7.750% due 01/15/19 (Þ)	5,875	7,597
5.375% due 01/15/20	5,400	6,131
5.000% due 04/15/20 (Ñ)	10,335	11,459
Appalachian Power Co. Series O 5.650% due 08/15/12	980	1,056
Arizona Public Service Co. 5.800% due 06/30/14 (Ñ)	1,675	1,902
6.250% due 08/01/16	675	788
8.750% due 03/01/19	1,250	1,629
AT&T Corp. 8.000% due 11/15/31	3,355	4,369
AT&T, Inc. 4.950% due 01/15/13	100	109
2.500% due 08/15/15	5,455	5,611
5.500% due 02/01/18 (Ñ)	100	116
6.300% due 01/15/38	1,200	1,321
6.400% due 05/15/38	3,375	3,743
BAC Capital Trust XV 1.097% due 06/01/56 (Ê)	3,800	2,327
Bank of America Corp. 3.700% due 09/01/15 (Ñ)	1,815	1,829
6.500% due 08/01/16 (Ñ)	3,500	3,903
5.625% due 10/14/16 (Ñ)	610	654
6.000% due 09/01/17 (Ñ)	5,165	5,557
5.750% due 12/01/17	4,095	4,340
5.625% due 07/01/20 (Ñ)	4,005	4,153
8.000% due 12/29/49 (ƒ)(Ñ)	3,000	3,028
Bank of America NA Series BKNT 0.572% due 06/15/16 (Ê)	3,100	2,762
0.592% due 06/15/17 (Ê)	4,175	3,514
6.100% due 06/15/17	1,000	1,066
6.000% due 10/15/36	500	478
BankAmerica Capital III Series * 0.859% due 01/15/27 (Ê)	2,300	1,630
BankBoston Capital Trust III 1.042% due 06/15/27 (Ê)	3,500	2,458
Barnett Capital III 0.912% due 02/01/27 (Ê)	1,250	879
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	3,156	3,451
7.250% due 02/01/18	1,150	1,403
Best Buy Co., Inc. 6.750% due 07/15/13	5,545	6,208
Boardwalk Pipelines, LP 5.875% due 11/15/16	3,250	3,713
Boston Scientific Corp. 4.500% due 01/15/15 (Ñ)	4,720	4,959
6.400% due 06/15/16	2,570	2,819
7.000% due 11/15/35	750	772
7.375% due 01/15/40 (Ñ)	1,400	1,621
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	182	195

176	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Burlington Northern Santa Fe LLC 6.875% due 12/01/27	160	188
6.750% due 03/15/29	110	128
Capital One Bank USA NA 8.800% due 07/15/19	1,250	1,586
Capital One Capital III 7.686% due 08/15/36	1,900	1,928
Capital One Financial Corp. 7.375% due 05/23/14	1,964	2,295
Carolina Power & Light Co. 6.500% due 07/15/12	105	115
Case New Holland, Inc. 7.875% due 12/01/17 (Ñ)(Þ)	1,650	1,844
CBA Capital Trust II 6.024% due 03/29/49 (ƒ)(Ñ)(Þ)	3,700	3,670
CEDC Finance Corp. International, Inc. 9.125% due 12/01/16 (Þ)	1,750	1,890
Celgene Corp. 2.450% due 10/15/15	3,440	3,458
Cellco Partnership / Verizon Wireless Capital LLC 8.500% due 11/15/18	2,750	3,765
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	860	993
Series B 7.875% due 04/01/13	733	844
Chase Capital III Series C 0.847% due 03/01/27 (Ê)	2,740	2,151
CHS/Community Health Systems, Inc. Series WI 8.875% due 07/15/15 (Ñ)	4,015	4,296
Chubb Corp. 6.375% due 03/29/67	2,450	2,514
Citigroup Capital XXI 8.300% due 12/21/57	5,100	5,336
Citigroup, Inc. 5.500% due 08/27/12	2,500	2,672
5.625% due 08/27/12	2,835	2,999
5.300% due 10/17/12 (Ñ)	1,000	1,066
5.500% due 04/11/13	7,900	8,553
5.850% due 07/02/13 (Ñ)	700	761
6.000% due 12/13/13	45	50
6.375% due 08/12/14	1,900	2,132
5.000% due 09/15/14	6,525	6,839
4.700% due 05/29/15 (Ñ)	350	372
5.850% due 08/02/16 (Ñ)	150	165
6.000% due 08/15/17 (Ñ)	6,000	6,615
6.125% due 11/21/17	6,395	7,118
6.125% due 05/15/18	200	223
8.500% due 05/22/19	500	628
5.375% due 08/09/20 (Ñ)	3,550	3,736
6.125% due 08/25/36	900	870
8.125% due 07/15/39 (Ñ)	8,719	10,969
Columbus Southern Power Co. Series C 5.500% due 03/01/13	435	478

	Principal Amount ($) or Shares	Market Value $
Comcast Cable Communications Holdings, Inc. 9.455% due 11/15/22	975	1,385
Comcast Cable Holdings LLC 9.800% due 02/01/12	1,660	1,834
Comcast Corp. 5.875% due 02/15/18	300	347
5.700% due 05/15/18	2,800	3,202
6.450% due 03/15/37 (Ñ)	300	330
6.400% due 03/01/40 (Ñ)	5,200	5,733
Comcast Holdings Corp. 10.625% due 07/15/12	4,800	5,524
Commonwealth Edison Co. 5.800% due 03/15/18	1,970	2,295
Continental Airlines 2007-1 Class A Pass Through Trust Series 071A 5.983% due 04/19/22	2,122	2,244
Continental Airlines 2009-1 Pass Through Trust 9.000% due 07/08/16	3,359	3,896
Continental Airlines, Inc. Series 2002-1 Class G2 6.563% due 08/15/13	2,310	2,397
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12 (Ñ)	500	528
Credit Suisse USA, Inc. 5.500% due 08/15/13 (Ñ)	380	423
Crown Castle Towers LLC 3.214% due 08/15/15 (Þ)	1,600	1,637
4.174% due 08/15/17 (Þ)	7,275	7,411
4.883% due 08/15/20 (Þ)	1,300	1,324
CVS Caremark Corp. 3.250% due 05/18/15	4,300	4,523
6.125% due 09/15/39	2,820	3,039
DCP Midstream LLC 9.750% due 03/15/19 (Þ)	1,350	1,788
Delta Air Lines 2002-1 Class G-1 Pass Through Trust Series 02G1 6.718% due 01/02/23	2,762	2,810
Delta Air Lines 2002-1 Class G-2 Pass Through Trust Series 02G2 6.417% due 07/02/12	2,785	2,910
Delta Air Lines, Inc. 9.500% due 09/15/14 (Þ)	4,366	4,803
Developers Diversified Realty Corp. 5.375% due 10/15/12	3,320	3,393
7.500% due 04/01/17 (Ñ)	2,475	2,650
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.750% due 10/01/14	2,665	2,925
Discover Bank/Greenwood DE Series BKNT 8.700% due 11/18/19	1,850	2,239

Russell Strategic Bond Fund	177

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Discover Financial Services 10.250% due 07/15/19	3,455	4,418
DISH DBS Corp. 7.125% due 02/01/16	2,000	2,120
Dominion Resources, Inc. Series 06-B 6.300% due 09/30/66	3,370	3,218
Dow Chemical Co. (The) 7.600% due 05/15/14	4,100	4,824
Duquesne Light Holdings, Inc. 6.400% due 09/15/20 (Þ)	2,700	2,776
Dynegy Roseton / Danskammer Pass Through Trust Series B Series B 7.670% due 11/08/16 (Ñ)	7,845	7,296
E*Trade Financial Corp. 12.500% due 11/30/17	1,166	1,350
Edison Mission Energy 7.000% due 05/15/17 (Ñ)	8,070	5,952
EI du Pont de Nemours & Co. 3.625% due 01/15/21 (Ñ)	2,310	2,351
El Paso Corp. 8.250% due 02/15/16	830	943
Series * 9.625% due 05/15/12 (Ñ)	300	323
Series GMTN 8.050% due 10/15/30 (Ñ)	300	322
El Paso Natural Gas Co. 7.500% due 11/15/26	1,425	1,574
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	4,055	4,423
Energy Transfer Partners, LP 5.950% due 02/01/15 (Ñ)	3,050	3,406
9.700% due 03/15/19	1,150	1,518
Enterprise Products Operating LLC 5.900% due 04/15/13	1,425	1,568
6.650% due 04/15/18	3,625	4,305
5.250% due 01/31/20 (Ñ)	2,445	2,683
Series A 8.375% due 08/01/66 (Ñ)	1,550	1,635
Series B 7.034% due 01/15/68	3,050	3,149
Express Scripts, Inc. 6.250% due 06/15/14	3,925	4,524
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	5,315	5,212
First Chicago NBD Institutional Capital I 0.837% due 02/01/27 (Ê)	1,250	982
First Niagara Financial Group, Inc. 6.750% due 03/19/20 (Ñ)	1,850	2,020
First Union Capital II Series A 7.950% due 11/15/29	935	1,028
First Union Institutional Capital II 7.850% due 01/01/27	2,320	2,344

	Principal Amount ($) or Shares	Market Value $
FirstEnergy Corp. Series B 6.450% due 11/15/11	187	195
Ford Motor Co. 7.125% due 11/15/25	100	103
6.375% due 02/01/29	100	103
Ford Motor Credit Co. LLC 3.039% due 01/13/12 (Ê)(Ñ)	8,300	8,373
7.800% due 06/01/12	700	755
7.500% due 08/01/12 (Ñ)	4,440	4,768
7.000% due 10/01/13	3,000	3,272
Fortune Brands, Inc. 3.000% due 06/01/12	4,880	4,968
FPL Energy Wind Funding LLC 6.876% due 06/27/17 (Þ)	2,825	2,765
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	6,800	7,692
General Electric Capital Corp. 1.239% due 05/22/13 (Ê)	3,740	3,744
1.875% due 09/16/13	9,890	10,008
5.900% due 05/13/14 (Ñ)	5,000	5,685
0.490% due 01/08/16 (Ê)	900	844
4.375% due 09/16/20 (Ñ)	14,100	14,223
5.875% due 01/14/38 (Ñ)	700	712
6.375% due 11/15/67 (Ñ)	27,500	27,225
Series EMtn 0.595% due 03/20/14 (Ê)	2,000	1,895
Series GMTN 2.000% due 09/28/12 (Ñ)	15,980	16,449
2.625% due 12/28/12 (Ñ)	7,910	8,266
Series MTNA 0.552% due 09/15/14 (Ê)	4,000	3,843
6.750% due 03/15/32 (Ñ)	3,000	3,346
General Electric Co. 5.250% due 12/06/17	3,940	4,436
Georgia-Pacific LLC 5.400% due 11/01/20 (Å)	3,845	3,883
GlaxoSmithKline Capital, Inc. 4.850% due 05/15/13	6,900	7,596
Goldman Sachs Group, Inc. (The) 1.057% due 12/05/11 (Ê)	12,230	12,343
0.604% due 02/06/12 (Ê)	1,700	1,693
6.000% due 05/01/14 (Ñ)	2,000	2,247
3.700% due 08/01/15 (Ñ)	3,040	3,148
0.740% due 03/22/16 (Ê)	1,300	1,213
5.625% due 01/15/17	7,516	8,052
6.250% due 09/01/17	12,400	14,012
7.500% due 02/15/19	6,922	8,332
6.750% due 10/01/37	10,005	10,491
Hanger Orthopedic Group, Inc. 10.250% due 06/01/14	2,050	2,163
Hasbro, Inc. 6.350% due 03/15/40	2,695	2,713
HCA, Inc. 8.500% due 04/15/19 (Ñ)	3,480	3,915
7.875% due 02/15/20 (Ñ)	1,375	1,523

178	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series WI 9.125% due 11/15/14	1,750	1,834
HCP, Inc. 6.700% due 01/30/18	3,000	3,329
Health Care REIT, Inc. 4.700% due 09/15/17 (Ñ)	5,480	5,649
Historic TW, Inc. 8.050% due 01/15/16	2,900	3,559
Home Depot, Inc. 5.400% due 09/15/40 (Ñ)	2,200	2,143
Hospira, Inc. 5.600% due 09/15/40 (Ñ)	1,875	1,869
HRPT Properties Trust 5.750% due 02/15/14	2,710	2,887
HSBC Bank USA NA 4.875% due 08/24/20	6,875	7,143
HUB International Holdings, Inc. 10.250% due 06/15/15 (Þ)	4,680	4,692
Humana, Inc. 8.150% due 06/15/38	3,226	3,509
Indiantown Cogeneration, LP Series A-10 9.770% due 12/15/20	2,890	3,192
International Business Machines Corp. 5.700% due 09/14/17	600	717
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	12,075	13,041
6.750% due 09/01/16 (Þ)	1,000	1,090
International Paper Co. 7.950% due 06/15/18 (Ñ)	3,345	4,090
Jabil Circuit, Inc. 7.750% due 07/15/16	2,360	2,720
Jersey Central Power & Light Co. 5.625% due 05/01/16	1,515	1,727
JP Morgan Chase Capital XIII Series M 1.239% due 09/30/34 (Ê)	6,050	4,756
JP Morgan Chase Capital XX Series T 6.550% due 09/29/36 (Ñ)	1,850	1,794
JP Morgan Chase Capital XXI Series U 1.236% due 02/02/37 (Ê)	455	342
JP Morgan Chase Capital XXII Series V 6.450% due 02/02/37 (Ñ)	1,100	1,060
JP Morgan Chase Capital XXIII 1.376% due 05/15/47 (Ê)(Ñ)	8,880	6,763
JPMorgan Chase & Co. 0.958% due 02/26/13 (Ê)	2,300	2,308
5.375% due 01/15/14 (Ñ)	2,565	2,840
5.150% due 10/01/15 (Ñ)	3,950	4,362
6.000% due 01/15/18 (Ñ)	9,100	10,388
6.300% due 04/23/19	3,050	3,559
4.400% due 07/22/20	1,750	1,781
5.500% due 10/15/40	3,040	3,062
Series 1 7.900% due 04/29/49 (Æ)(ƒ)(Ñ)	5,970	6,364

	Principal Amount ($) or Shares	Market Value $
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	240	272
6.000% due 10/01/17	6,400	7,284
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	7,475	8,596
Kraft Foods, Inc. 2.625% due 05/08/13 (Ñ)	3,630	3,772
6.125% due 02/01/18 (Ñ)	1,000	1,178
6.125% due 08/23/18 (Ñ)	2,075	2,453
5.375% due 02/10/20	6,000	6,722
6.500% due 02/09/40	2,300	2,636
L-3 Communications Corp. Series B 6.375% due 10/15/15	1,750	1,802
Lehman Brothers Holdings, Inc. 6.625% due 01/18/12 (Ø)	770	167
6.200% due 09/26/14 (Ø)	1,000	218
6.875% due 05/02/18 (Ø)	1,365	312
7.000% due 09/27/27 (Ø)	1,260	274
Liberty Mutual Group, Inc. 7.000% due 03/15/37 (Þ)	4,480	4,196
Liberty Property, LP 4.750% due 10/01/20 (Ñ)	3,975	4,097
Lincoln National Corp. 6.200% due 12/15/11 (Ñ)	825	870
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	745	720
Marathon Oil Corp. 6.500% due 02/15/14	1,475	1,697
Marina District Finance Co., Inc. 9.875% due 08/15/18 (Ñ)(Þ)	2,780	2,745
MBNA Capital B Series B 1.087% due 02/01/27 (Ê)	2,855	2,005
MBNA Corp. 6.125% due 03/01/13	2,000	2,156
Medco Health Solutions, Inc. 6.125% due 03/15/13	500	553
7.250% due 08/15/13	4,357	5,035
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	6,800	7,250
6.050% due 05/16/16	3,575	3,782
6.400% due 08/28/17 (Ñ)	2,600	2,833
6.220% due 09/15/26	1,195	1,194
7.750% due 05/14/38	1,500	1,637
MetLife Capital Trust X 9.250% due 04/08/38 (Þ)	1,500	1,807
MetLife, Inc. 6.125% due 12/01/11	2,870	3,032
2.375% due 02/06/14	1,550	1,580
6.400% due 12/15/36	500	490
Metropolitan Life Global Funding I 5.125% due 06/10/14 (Þ)	3,000	3,345
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	1,897	1,954

Russell Strategic Bond Fund	179

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mirant Mid Atlantic Pass Through Trust B Series B 9.125% due 06/30/17	2,916	3,135
Monsanto Co. 5.125% due 04/15/18 (Ñ)	5,000	5,696
Morgan Stanley 5.375% due 10/15/15	7,000	7,637
3.450% due 11/02/15	6,220	6,254
0.739% due 10/18/16 (Ê)	5,505	4,898
5.450% due 01/09/17	2,425	2,575
6.250% due 08/28/17 (Ñ)	1,300	1,434
5.950% due 12/28/17 (Ñ)	2,350	2,544
6.625% due 04/01/18	9,771	10,975
5.625% due 09/23/19	3,900	4,095
5.500% due 07/24/20 (Ñ)	3,990	4,153
Series GMTN
2.876% due 05/14/13 (Ê)(Ñ)	1,100	1,126
Motorola, Inc. 7.500% due 05/15/25	1,685	1,989
Mutual of Omaha Insurance Co. 6.950% due 10/15/40 (Å)	4,545	4,433
National City Bank Series BKNT 0.663% due 06/07/17 (Ê)	7,200	6,471
Nationwide Financial Services 6.250% due 11/15/11	660	683
Nationwide Mutual Insurance Co. 7.875% due 04/01/33 (Þ)	2,207	2,240
9.375% due 08/15/39 (Þ)	895	1,050
Navistar International Corp. 8.250% due 11/01/21 (Ñ)	2,295	2,516
NB Capital Trust IV 8.250% due 04/15/27 (Ñ)	3,511	3,581
NBC Universal, Inc. 3.650% due 04/30/15 (Þ)	2,805	2,972
4.375% due 04/01/21 (Å)	3,375	3,447
5.950% due 04/01/41 (Þ)	2,520	2,574
News America Holdings, Inc. 9.250% due 02/01/13	25	29
7.900% due 12/01/95	715	840
8.250% due 10/17/96	240	290
NII Capital Corp. Series WI 10.000% due 08/15/16	2,645	2,999
Nisource Finance Corp. 10.750% due 03/15/16	1,325	1,777
6.400% due 03/15/18	2,180	2,515
NuStar Logistics, LP 6.050% due 03/15/13	3,607	3,878
OMX Timber Finance Investments I LLC 5.420% due 01/29/20 (Å)	7,200	7,597
Oncor Electric Delivery Co. LLC 6.800% due 09/01/18 (Ñ)	4,750	5,795
Series WI 5.000% due 09/30/17 (Å)	4,390	4,882
Oracle Corp. 3.875% due 07/15/20 (Þ)	2,510	2,616

	Principal Amount ($) or Shares	Market Value $
5.375% due 07/15/40 (Þ)	21,300	22,257
Pacific Gas & Electric Co. 6.250% due 12/01/13	1,375	1,571
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	3,542	4,289
Peabody Energy Corp. 7.875% due 11/01/26	500	565
Petróleos de Venezuela S.A. 5.000% due 10/28/15	2,995	1,790
Philip Morris International, Inc. 6.875% due 03/17/14	1,980	2,338
5.650% due 05/16/18 (Ñ)	4,105	4,849
PNC Funding Corp. 4.375% due 08/11/20	2,410	2,442
Princeton University 4.950% due 03/01/19	1,160	1,315
Principal Life Income Funding Trusts 5.300% due 04/24/13	400	439
Progress Energy, Inc. 7.050% due 03/15/19	2,550	3,157
7.750% due 03/01/31	275	354
ProLogis 1.875% due 11/15/37	2,550	2,518
Prudential Financial, Inc. 3.875% due 01/14/15	5,675	5,990
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	5,600	7,050
Series FSA 1.166% due 12/18/17 (Ê)(Þ)	3,500	3,029
Public Service Co. of New Mexico 7.950% due 05/15/18	3,320	3,652
Puget Sound Energy, Inc. Series A 6.974% due 06/01/67	1,500	1,446
Quebecor World Capital Corp. (Ø) 6.125% due 11/15/13	1,955	—
QVC, Inc. 7.500% due 10/01/19 (Þ)	2,975	3,198
Qwest Corp. 7.625% due 06/15/15 (Ñ)	1,000	1,152
8.375% due 05/01/16 (Ñ)	4,775	5,754
Rainbow National Services LLC 8.750% due 09/01/12 (Ñ)(Þ)	2,115	2,128
Reed Elsevier Capital, Inc. 7.750% due 01/15/14 (Ñ)	1,885	2,212
Reliance Holdings USA, Inc. 4.500% due 10/19/20 (Å)(Ñ)	4,575	4,464
Reliant Energy Mid-Atlantic Power Holdings LLC Series B 9.237% due 07/02/17	3,445	3,635
Rensselaer Polytechnic Institute 5.600% due 09/01/20	4,675	5,134
Rockies Express Pipeline LLC 3.900% due 04/15/15 (Þ)	3,600	3,666
6.850% due 07/15/18 (Å)	2,955	3,288
Rohm and Haas Co. 6.000% due 09/15/17	100	112

180	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sabine Pass LNG, LP 7.250% due 11/30/13	8,590	8,268
7.500% due 11/30/16 (Ñ)	500	462
Sealed Air Corp. 7.875% due 06/15/17 (Ñ)	1,785	1,960
Simon Property Group, LP 6.100% due 05/01/16	1,955	2,280
10.350% due 04/01/19	1,250	1,767
5.650% due 02/01/20 (Ñ)	2,800	3,163
SLM Corp. Series MTNA 5.000% due 04/15/15 (Ñ)	3,000	2,895
South Carolina Electric & Gas Co. 6.500% due 11/01/18	1,240	1,540
Southern Copper Corp. 6.375% due 07/27/15	1,780	2,018
Southern Union Co. 7.200% due 11/01/66	8,940	8,247
Sprint Capital Corp. 8.375% due 03/15/12	6,000	6,413
8.750% due 03/15/32	1,130	1,240
Staples, Inc. 9.750% due 01/15/14	3,650	4,521
Symantec Corp. 2.750% due 09/15/15	3,675	3,730
4.200% due 09/15/20 (Ñ)	5,940	5,983
Symetra Financial Corp. 6.125% due 04/01/16 (Å)	1,200	1,250
8.300% due 10/15/37 (Þ)	3,430	3,293
TD Ameritrade Holding Corp. 4.150% due 12/01/14	3,375	3,598
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	3,305	3,966
7.500% due 04/01/17	1,350	1,588
8.375% due 06/15/32	1,250	1,480
Texas Competitive Electric Holdings Co. LLC 10.500% due 11/01/16 (Ñ)	5,801	3,307
Textron, Inc. 6.200% due 03/15/15	3,235	3,608
Time Warner Cable, Inc. 8.250% due 02/14/14	1,560	1,862
6.750% due 07/01/18	2,590	3,108
Time Warner Entertainment Co., LP Series * 8.375% due 03/15/23	1,176	1,576
Time Warner, Inc. 3.150% due 07/15/15	2,250	2,355
Timken Co. 6.000% due 09/15/14	2,440	2,744
Toyota Motor Credit Corp. 3.200% due 06/17/15	2,420	2,591
Transatlantic Holdings, Inc. 8.000% due 11/30/39 (Ñ)	2,350	2,445
Travelers Cos., Inc. (The) 5.350% due 11/01/40	2,580	2,599
UAL 2009-1 Pass Through Trust 10.400% due 11/01/16	585	661

	Principal Amount ($) or Shares	Market Value $
UBS Preferred Funding Trust V Series 1 6.243% due 05/29/49 (ƒ)	3,600	3,560
Union Electric Co. 6.400% due 06/15/17	3,145	3,656
UnitedHealth Group, Inc. 4.875% due 02/15/13	400	430
6.000% due 06/15/17 (Ñ)	56	65
6.500% due 06/15/37 (Ñ)	675	745
USB Capital IX 6.189% due 10/29/49 (ƒ)	300	235
USB Realty Corp. 6.091% due 12/29/49 (ƒ)(Þ)	2,225	1,691
Valero Energy Corp. 9.375% due 03/15/19 (Ñ)	4,185	5,364
10.500% due 03/15/39 (Ñ)	1,160	1,573
Verizon Communications, Inc. 5.250% due 04/15/13	300	331
8.750% due 11/01/18	3,940	5,417
Viacom, Inc. 6.250% due 04/30/16	4,150	4,913
Wachovia Bank NA Series BKNT 6.600% due 01/15/38	2,725	3,019
Wachovia Capital Trust III 5.800% due 03/29/49 (ƒ)	1,980	1,742
Wachovia Corp. 5.625% due 10/15/16	100	111
5.750% due 02/01/18 (Ñ)	1,200	1,362
Wal-Mart Stores, Inc. 3.250% due 10/25/20	3,365	3,331
4.875% due 07/08/40 (Ñ)	1,725	1,692
Waste Management, Inc. 6.375% due 03/11/15	1,185	1,392
WCI Finance LLC / WEA Finance LLC 5.400% due 10/01/12 (Þ)	753	803
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	3,870	4,507
6.750% due 09/02/19 (Þ)	1,300	1,531
Wells Fargo & Co. 5.625% due 12/11/17 (Ñ)	2,770	3,131
7.980% due 03/29/49 (ƒ)(Ñ)	20,000	21,000
Whirlpool Corp. 8.600% due 05/01/14	1,125	1,339
Williams Cos., Inc. (The) 7.875% due 09/01/21	2,808	3,356
7.750% due 06/15/31	1,340	1,496
Williams Partners, LP 3.800% due 02/15/15	1,835	1,943
Williams Partners, LP / Williams Partners Finance Corp. 7.250% due 02/01/17 (Ñ)	4,080	4,865
Windstream Corp. Series WI 8.625% due 08/01/16	500	531
WMG Acquisition Corp. 7.375% due 04/15/14 (Ñ)	1,575	1,463

Russell Strategic Bond Fund	181

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

XTO Energy, Inc. 6.500% due 12/15/18	1,850	2,347
ZFS Finance USA Trust I 6.150% due 12/15/65 (Þ)	7,690	7,584
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	6,205	5,957
ZFS Finance USA Trust IV 5.875% due 05/09/32 (Þ)	263	251

		1,292,025

International Debt - 13.1%
Achmea Hypotheekbank NV 3.200% due 11/03/14 (Þ)	13,600	14,575
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	1,000	1,257
America Movil SAB de CV 5.000% due 03/30/20 (Ñ)	1,025	1,120
American International Group, Inc. 5.750% due 03/15/67	2,850	3,802
Anglo American Capital PLC 2.150% due 09/27/13 (Þ)	2,860	2,908
9.375% due 04/08/14 (Ñ)(Þ)	1,075	1,321
9.375% due 04/08/19 (Þ)	1,400	1,908
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	5,000	5,590
ArcelorMittal 9.000% due 02/15/15 (Ñ)	2,150	2,625
5.250% due 08/05/20	3,085	3,121
7.000% due 10/15/39	2,525	2,541
Series WI 6.125% due 06/01/18	3,425	3,746
ARES CLO Funds Series 2003-7A Class A1B 0.968% due 05/08/15 (Å)(Ê)	5,373	5,166
Series 2005-10A Class A2 0.531% due 09/18/17 (Å)(Ê)	13,524	12,683
Arkle Master Issuer PLC Series 2006-1A Class 4A2 0.459% due 02/17/52 (Ê)(Þ)	29,900	29,569
Series 2010-2A Class 1A1 1.655% due 05/17/60 (Å)(Ê)	7,900	7,904
Arlington Street CDO, Ltd. Series 2000-1A Class A2 7.660% due 06/10/12 (Þ)	787	803
Armstrong Loan Funding, Ltd. Series 2008-1A Class A 0.837% due 08/01/16 (Å)(Ê)	2,243	2,180
AstraZeneca PLC 5.900% due 09/15/17 (Ñ)	1,100	1,317
6.450% due 09/15/37	900	1,098
AWAS Aviation Capital, Ltd. 7.000% due 10/15/16 (Å)	3,800	3,800
Bakrie Telecom Pte, Ltd. 11.500% due 05/07/15 (Þ)	1,530	1,672
Bank of China Hong Kong, Ltd. 5.550% due 02/11/20 (Ñ)(Þ)	600	635

	Principal Amount ($) or Shares	Market Value $
Bank of India 4.750% due 09/30/15	600	617
Bank of Montreal 2.850% due 06/09/15 (Þ)	1,100	1,163
Bank of Nova Scotia 1.450% due 07/26/13 (Þ)	16,500	16,743
Barclays Bank PLC 5.450% due 09/12/12 (Ñ)	19,100	20,699
6.050% due 12/04/17 (Þ)	2,700	2,955
6.750% due 05/22/19	5,500	6,534
5.140% due 10/14/20	4,780	4,727
BBVA Bancomer SA 7.250% due 04/22/20 (Ñ)(Þ)	4,225	4,698
Black Diamond CLO, Ltd. Series 2007-1A Class AD 0.538% due 04/29/19 (Å)(Ê)	23,250	20,716
BNP Paribas 5.186% due 06/29/49 (ƒ)(Þ)	600	574
Bolivarian Republic of Venezuela 9.000% due 05/07/23	960	659
8.250% due 10/13/24	910	589
BP Capital Markets PLC 5.250% due 11/07/13	1,950	2,133
3.875% due 03/10/15 (Ñ)	2,175	2,302
4.500% due 10/01/20	2,525	2,615
BRFkredit AS 2.050% due 04/15/13 (Þ)	16,500	16,958
British Telecommunications PLC 9.875% due 12/15/30	1,440	2,002
Bumi Investment Pte, Ltd. 10.750% due 10/06/17 (Þ)	3,795	3,959
C10 Capital SPV, Ltd. 6.722% due 12/31/49 (ƒ)(Þ)	1,800	1,240
Caisse Centrale Desjardins du Quebec 1.700% due 09/16/13 (Þ)	5,335	5,409
2.650% due 09/16/15 (Þ)	2,680	2,723
Canadian Imperial Bank of Commerce/Canada 2.000% due 02/04/13 (Þ)	7,200	7,390
2.600% due 07/02/15 (Þ)	2,500	2,614
CDP Financial, Inc. 5.600% due 11/25/39 (Þ)	5,200	5,636
Cenovus Energy, Inc. Series WI 4.500% due 09/15/14	1,520	1,679
Chatham Light CLO, Ltd. Series 2005-2A Class A 10.704% due 08/03/19 (Å)(Ê)	3,466	3,242
Cie de Financement Foncier 1.625% due 07/23/12 (Þ)	7,100	7,179
2.125% due 04/22/13 (Þ)	4,300	4,391
Codelco, Inc. 3.750% due 11/04/20 (Å)	2,050	2,014
Commonwealth Bank of Australia 2.500% due 12/10/12 (Ñ)(Þ)	6,800	7,058
Corp. Andina de Fomento 3.750% due 01/15/16 (Ñ)	6,525	6,629
8.125% due 06/04/19	1,745	2,167

182	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	1,900	2,397
6.150% due 10/24/36 (Þ)	100	113
Covidien International Finance SA 6.000% due 10/15/17	2,565	3,037
4.200% due 06/15/20	2,250	2,382
Credit Agricole SA 8.375% due 10/29/49 (ƒ)(Ñ)(Þ)	1,650	1,803
Credit Suisse AG 5.400% due 01/14/20	795	861
Credit Suisse Guernsey, Ltd. Series 1 1.066% due 05/29/49 (Ê)(ƒ)	3,595	2,678
Credit Suisse NY 5.500% due 05/01/14	3,000	3,376
6.000% due 02/15/18 (Ñ)	1,380	1,551
4.375% due 08/05/20	1,425	1,466
CSN Islands XI Corp. 6.875% due 09/21/19 (Þ)	300	333
CSN Resources SA 6.500% due 07/21/20 (Þ)	400	433
Danske Bank A/S 2.500% due 05/10/12 (Þ)	4,000	4,095
Deutsche Bank AG 6.000% due 09/01/17 (Ñ)	5,800	6,765
Dexia Credit Local SA 0.768% due 04/29/14 (Ê)(Þ)	5,300	5,279
Digicel Group, Ltd. 9.125% due 01/15/15 (Ñ)(Þ)	5,057	5,139
DnB NOR Boligkreditt 2.100% due 10/14/15 (Å)	7,200	7,211
Dolphin Energy, Ltd. 5.888% due 06/15/19 (Þ)	1,919	2,086
DP World, Ltd. 6.850% due 07/02/37 (Þ)	4,075	3,835
Electricite De France 5.500% due 01/26/14 (Ñ)(Þ)	1,700	1,919
6.500% due 01/26/19 (Ñ)(Þ)	1,700	2,104
6.950% due 01/26/39 (Þ)	1,700	2,160
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	525	572
Enel Finance International SA 6.250% due 09/15/17 (Þ)	1,500	1,740
5.125% due 10/07/19 (Ñ)(Þ)	2,325	2,519
Eurasian Development Bank 7.375% due 09/29/14 (Þ)	3,345	3,696
Export-Import Bank of China 4.875% due 07/21/15 (Þ)	300	334
FIH Erhvervsbank A/S 2.450% due 08/17/12 (Þ)	8,600	8,822
1.750% due 12/06/12 (Þ)	7,600	7,748
2.000% due 06/12/13 (Þ)	3,500	3,601
Financing of Infrastrucural Projects State Enterprise 8.375% due 11/03/17	3,270	3,317
France Telecom SA 2.125% due 09/16/15 (Ñ)	2,990	3,031
Gaz Capital for Gazprom Series REGS 8.625% due 04/28/34	17,900	22,196

	Principal Amount ($) or Shares	Market Value $
Gazprom International SA for Gazprom Series regs 7.201% due 02/01/20	2,319	2,493
Gazprom Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	600	650
8.146% due 04/11/18 (Þ)	2,600	3,006
Gerdau Trade, Inc. 5.750% due 01/30/21 (Þ)	500	518
Government of the Cayman Islands 5.950% due 11/24/19 (Þ)	555	596
Granite Mortgages PLC Series 2004-3 Class 2A1 0.431% due 09/20/44 (Ê)	564	525
Hamlet, Ltd. Series 2006-2A Class A2A 0.624% due 05/11/21 (Å)(Ê)	2,200	1,954
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	9,920	10,170
HSBC Bank USA NA NY Series CLN Zero coupon due 08/15/40	8,130	9,329
HSBC Holdings PLC 6.500% due 05/02/36	700	748
6.500% due 09/15/37	1,200	1,288
6.800% due 06/01/38	1,375	1,528
Inter-American Development Bank 6.500% due 08/20/19	4,455	4,546
Israel Government AID Bond 5.500% due 09/18/33	6,000	6,996
JPMorgan Chase & Co. 1.128% due 09/26/13 (Ê)	300	406
Kommunalbanken AS 2.000% due 01/14/13	3,500	3,596
Korea Electric Power Corp. 5.125% due 04/23/34 (Þ)	485	501
Korea Finance Corp. 3.250% due 09/20/16 (Ñ)	5,800	5,784
Kreditanstalt fuer Wiederaufbau 3.250% due 03/15/13	6,500	6,905
Landwirtschaftliche Rentenbank 1.875% due 09/24/12	23,600	24,175
Series GMTN 5.250% due 07/02/12	10,700	11,523
LBG Capital No. 1 PLC 8.500% due 12/29/49	300	280
LeasePlan Corp. NV 3.000% due 05/07/12 (Þ)	7,500	7,749
Lloyds TSB Bank PLC 6.500% due 09/14/20 (Å)	2,525	2,634
12.000% due 12/29/49 (ƒ)(Þ)	8,700	10,367
Macquarie Bank, Ltd. 3.300% due 07/17/14 (Þ)	16,100	17,350
Majapahit Holding BV Series REGS 7.750% due 10/17/16	900	1,066
Mexico Government International Bond 6.050% due 01/11/40	4,660	5,359

Russell Strategic Bond Fund	183

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	3,725	3,919
Morgan Stanley Bank AG for OAO Gazprom Series REGS 9.625% due 03/01/13	1,200	1,362
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	4,050	4,083
National Australia Bank, Ltd. 2.550% due 01/13/12 (Þ)	12,900	13,203
5.350% due 06/12/13 (Þ)	6,725	7,384
Nationwide Building Society 6.250% due 02/25/20 (Þ)	2,600	2,857
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	700	778
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	2,525	1,944
North American Development Bank 4.375% due 02/11/20	5,900	6,374
Panama Government International Bond 7.250% due 03/15/15	300	363
PE Paper Escrow GmbH 12.000% due 08/01/14 (Ñ)(Þ)	1,200	1,392
Petrobras International Finance Co. - Pifco 5.875% due 03/01/18	700	783
8.375% due 12/10/18 (Ñ)	400	512
Petro-Canada 6.050% due 05/15/18	1,350	1,591
Petroleos Mexicanos 8.000% due 05/03/19 (Ñ)	4,400	5,655
5.500% due 01/21/21	5,945	6,463
Petroleum Co. of Trinidad & Tobago, Ltd. 9.750% due 08/14/19 (Þ)	3,035	3,783
Polo Ralph Lauren Corp. 4.500% due 10/04/13	2,050	2,926
Qatar Government International Bond 5.250% due 01/20/20 (Þ)	9,850	10,860
6.400% due 01/20/40 (Þ)	3,530	4,077
Qtel International Finance, Ltd. 4.750% due 02/16/21 (Þ)	4,460	4,415
Rabobank Nederland NV 11.000% due 06/29/49 (ƒ)(Þ)	3,242	4,328
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% due 09/30/20 (Þ)	1,236	1,341
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	300	329
Reliance Industries, Ltd. 10.250% due 01/15/97 (Þ)	1,000	1,010
RESI Finance, LP Series 2003-D Class B3 1.556% due 12/10/35 (Ê)(Þ)	1,690	1,069
Series 2003-D Class B4 1.756% due 12/10/35 (Ê)(Þ)	1,965	1,100
Series 2007-B Class B5 Interest Only STRIP 1.356% due 04/15/39 (Ê)(Þ)	2,745	20

	Principal Amount ($) or Shares	Market Value $
Resix Finance, Ltd. Credit-Linked Notes Series 2003-D Class B7 6.006% due 12/10/35 (Ê)(Þ)	1,965	1,155
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	600	596
Rio Tinto Finance USA, Ltd. 5.875% due 07/15/13	5,485	6,204
Royal Bank of Scotland Group PLC Series 1 9.118% due 03/31/49 (ƒ)(Ñ)	2,300	2,300
Royal Bank of Scotland PLC (The) 3.000% due 12/09/11 (Þ)	26,000	26,669
2.625% due 05/11/12 (Þ)	10,470	10,688
4.875% due 08/25/14 (Ñ)(Þ)	4,075	4,362
Russia Government International Bond Series REGS 7.500% due 03/31/30	1,522	1,826
Russian Foreign Bond - Eurobond Series REGS 5.000% due 04/29/20	100	104
Santander US Debt SA Unipersonal 1.089% due 03/30/12 (Ê)(Þ)	11,200	11,053
Shell International Finance BV 4.000% due 03/21/14	7,805	8,505
4.375% due 03/25/20 (Ñ)	3,400	3,741
Silverstone Master Issuer PLC Series 2010-1A Class A1 1.684% due 01/21/55 (Å)(Ê)	7,700	7,700
Societe Financement de l’Economie Francaise 0.489% due 07/16/12 (Ê)(Þ)	2,000	2,003
Sparebanken 1 Boligkreditt 1.250% due 10/25/13 (Å)	12,700	12,736
Stadshypotek AB 1.450% due 09/30/13 (Å)(Ñ)	11,800	11,937
Standard Chartered PLC 5.500% due 11/18/14 (Ñ)(Þ)	500	557
State of Qatar 5.150% due 04/09/14	610	666
Suncor Energy, Inc. 6.100% due 06/01/18 (Ñ)	1,500	1,775
5.950% due 12/01/34	1,920	2,030
Swedbank AB 3.000% due 12/22/11 (Ñ)(Þ)	5,300	5,450
2.800% due 02/10/12 (Þ)	900	926
2.900% due 01/14/13 (Ñ)(Þ)	6,700	6,966
Swedish Housing Finance Corp. 3.125% due 03/23/12 (Þ)	24,000	24,841
Systems 2001 AT LLC 7.156% due 12/15/11 (Þ)	160	166
Teck Resources, Ltd. 10.750% due 05/15/19	2,825	3,609
Telecom Italia Capital SA 6.999% due 06/04/18	1,865	2,215
7.721% due 06/04/38	2,035	2,338
Telefonica Emisiones SAU 2.582% due 04/26/13	3,345	3,433
6.421% due 06/20/16	3,525	4,195

184	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Telefonos de Mexico SAB de CV 5.500% due 01/27/15	6,825	7,642
Telemar Norte Leste SA 5.500% due 10/23/20 (Ñ)(Þ)	5,895	5,932
Temasek Financial I, Ltd. 4.300% due 10/25/19 (Þ)	1,200	1,298
TNK-BP Finance SA 6.125% due 03/20/12 (Þ)	500	521
Series REGS 7.500% due 07/18/16	700	776
Toronto-Dominion Bank (The) 2.200% due 07/29/15 (Þ)	6,200	6,312
Total Capital SA 3.000% due 06/24/15	2,040	2,147
TransCanada PipeLines, Ltd. 6.350% due 05/15/67	3,175	3,040
Transocean, Inc. 4.950% due 11/15/15	2,060	2,183
6.000% due 03/15/18	6,540	7,088
6.500% due 11/15/20 (Ñ)	4,250	4,736
6.800% due 03/15/38	2,095	2,200
Tyco Electronics Group SA 6.000% due 10/01/12	4,160	4,505
6.550% due 10/01/17 (Ñ)	3,140	3,666
UBS AG 1.439% due 02/23/12 (Ê)	2,400	2,419
5.850% due 12/31/17	4,690	2,015
UBS AG/Stamford CT Series BKNT 2.250% due 08/12/13	3,420	3,494
Series DPNT 5.875% due 12/20/17 (Ñ)	2,000	2,293
5.750% due 04/25/18 (Ñ)	300	340
United Business Media, Ltd. 5.750% due 11/03/20 (Å)	8,615	8,739
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 8.125% due 12/01/17 (Þ)	2,250	2,357
Vale Overseas, Ltd. 6.250% due 01/23/17	200	231
6.875% due 11/21/36	200	228
6.875% due 11/10/39	2,425	2,783
Venezuela Government International Bond 5.750% due 02/26/16	2,870	2,045
Vnesheconombank Via VEB Finance, Ltd. 6.902% due 07/09/20 (Þ)	4,555	4,851
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	3,924	4,318
Weatherford International, Ltd. Bermuda 9.625% due 03/01/19 (Ñ)	1,625	2,146
Westpac Banking Corp. 1.900% due 12/14/12 (Ñ)(Þ)	11,400	11,665
3.585% due 08/14/14 (Þ)	9,600	10,332
Westpac Securities NZ, Ltd. 2.500% due 05/25/12 (Ñ)(Þ)	5,800	5,936
White Mountains Re Group, Ltd. 7.506% due 05/29/49 (ƒ)(Þ)	5,675	4,831

	Principal Amount ($) or Shares	Market Value $
White Nights Gazprom 10.500% due 03/08/14	300	360
10.500% due 03/25/14	1,100	1,322
Woori Bank 4.750% due 01/20/16 (Þ)	900	961
WPP Finance UK 8.000% due 09/15/14	3,880	4,622
Xstrata Canada Corp. 6.000% due 10/15/15 (Ñ)	1,050	1,176

		938,173

Loan Agreements - 0.4%
Adam Aircraft Industries, Term Loan 15.130% due 05/01/12 (Å)(Ø)	760	8
CIT Group, Inc. Term Loan 3 6.250% due 08/11/15	4,150	4,216
HCA, Inc. Series Term Loan A 1.789% due 11/17/12 (Ê)	5,448	5,346
Kelson Holdings, Inc. Series 1st Lien Term Loan 3.539% due 03/08/13	10,500	10,380
Newsday Corp. Term Loan 10.500% due 07/09/13	2,775	2,968
Supermedia, Inc. Term Loan Series Exit Term Loan 11.000% due 12/31/15	2,165	1,618
Texas Competitive Electronic Holdings Company, LLC Term Loan B2 3.756% due 10/10/14	2,435	1,892
3.789% due 10/10/14	14	11
4.066% due 10/10/14	2,846	2,211

		28,650

Mortgage-Backed Securities - 38.5%
1345 Avenue of the Americas & Park Avenue Plaza Trust Series 2005-1 Class A3 5.278% due 08/10/35 (Þ)	3,840	4,125
Alliance Bancorp Trust Series 2007-OA1 Class A1 0.496% due 07/25/37 (Ê)	3,692	1,905
American General Mortgage Loan Trust Series 2010-1A Class A1 5.150% due 03/25/58 (Þ)	2,320	2,440
American Home Mortgage Assets Series 2006-1 Class 1A3 0.486% due 05/25/46 (Ê)	6,982	1,071
Series 2006-4 Class 1A11 0.446% due 10/25/46 (Ê)	9,968	5,212
Series 2006-4 Class 2A2 1.523% due 10/25/46 (Ê)	8,980	1,527
Series 2006-5 Class A2 1.323% due 11/25/46 (Ê)	6,602	1,031
Series 2007-4 Class A2 0.446% due 08/25/37 (Ê)	12,409	8,702

Russell Strategic Bond Fund	185

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.503% due 02/25/45 (Ê)	707	618
Series 2005-2 Class 5A3 5.077% due 09/25/35	1,716	1,741
Banc of America Alternative Loan Trust Series 2004-10 Class 1CB1 6.000% due 11/25/34	367	372
Series 2004-11 Class 1CB1 6.000% due 12/25/34	438	409
Series 2005-3 Class 2A1 5.500% due 04/25/20	438	415
Series 2005-5 Class 2CB1 6.000% due 06/25/35	689	524
Series 2005-9 Class 5A1 5.500% due 10/25/20	873	834
Series 2006-5 Class CB17 6.000% due 06/25/46	462	356
Series 2006-6 Class CB6 6.000% due 06/25/46	1,449	538
Banc of America Commercial Mortgage, Inc. Series 2000-2 Class C 7.438% due 09/15/32	43	43
Series 2002-PB2 Class A4 6.186% due 06/11/35	6,391	6,683
Series 2002-PB2 Class C 6.349% due 06/11/35	100	104
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	664	731
Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	988	1,086
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	297	333
Series 2005-2 Class A4 4.783% due 07/10/43	3,663	3,820
Series 2005-6 Class A4 5.190% due 09/10/47	1,500	1,657
Series 2006-1 Class A4 5.372% due 09/10/45	4,225	4,660
Series 2006-2 Class A4 5.740% due 05/10/45	14,266	15,902
Series 2006-4 Class A4 5.634% due 07/10/46	4,855	5,242
Series 2007-2 Class A4 5.689% due 04/10/49	4,700	4,927
Series 2007-2 Class AAB 5.639% due 04/10/49	1,905	2,057
Series 2008-1 Class A4 6.151% due 02/10/51	6,245	6,858
Series 2008-1 Class ASB 6.173% due 02/10/51	20	22
Series 2008-1 Class B 6.194% due 02/10/51 (Þ)	1,562	656
Series 2008-1 Class C 6.195% due 02/10/51 (Þ)	1,507	554

	Principal Amount ($) or Shares	Market Value $
Banc of America Funding Corp. Series 2005-D Class A1 2.886% due 05/25/35 (Ê)	1,010	985
Series 2005-F Class 1A2 0.606% due 09/20/35 (Ê)	309	105
Series 2006-3 Class 5A5 5.500% due 03/25/36	3,007	2,815
Series 2006-3 Class 5A8 5.500% due 03/25/36	4,640	4,245
Series 2006-A Class 4A1 5.495% due 02/20/36 (Ê)	3,553	2,693
Series 2006-F Class 1A2 5.068% due 07/20/36 (Ê)	239	102
Series 2006-H Class 4A4 6.085% due 09/20/46	1,022	195
Series 2006-I Class 5A1 6.078% due 10/20/46 (Ê)	12,005	10,915
Series 2006-J Class 4A1 5.924% due 01/20/47	984	726
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	39	41
Series 2004-11 Class 2A1 5.750% due 01/25/35	2,137	2,218
Series 2004-D Class 1A1 2.792% due 05/25/34 (Ê)	89	81
Series 2004-F Class 1A1 2.766% due 07/25/34 (Ê)	932	855
Series 2004-I Class 2A2 3.235% due 10/25/34 (Ê)	184	175
Series 2004-L Class 2A1 3.306% due 01/25/35 (Ê)	3,020	2,579
Series 2005-1 Class 1A13 4.750% due 02/25/35	460	463
Series 2005-3 Class 1A25 5.500% due 04/25/35	397	402
Series 2005-H Class 2A5 3.176% due 09/25/35 (Ê)	3,300	2,643
Series 2005-I Class 2A2 3.230% due 10/25/35 (Ê)	2,435	1,102
Series 2005-I Class 4A1 5.189% due 10/25/35 (Ê)	2,220	2,058
Series 2006-2 Class A12 6.000% due 07/25/46	580	532
Series 2006-2 Class A15 6.000% due 07/25/46	596	587
Series 2006-B Class 1A1 3.240% due 10/20/46 (Ê)	1,095	633
Series 2007-1 Class 1A16 5.625% due 03/25/37	2,190	2,010
Series 2007-1 Class 1A7 5.750% due 03/25/37	172	174
Series 2007-3 Class 1A1 6.000% due 09/25/37	5,678	5,122
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A2 3.405% due 02/25/33	10	9

186	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-1 Class 6A1 2.962% due 04/25/33	49	49
Series 2003-8 Class 4A1 3.575% due 01/25/34	263	253
Series 2004-3 Class 1A1 2.982% due 07/25/34 (Ê)	872	794
Series 2004-8 Class 2A1 3.155% due 11/25/34	2,810	2,460
Series 2004-9 Class 22A1 3.609% due 11/25/34 (Ê)	479	459
Series 2004-10 Class 22A1 5.010% due 01/25/35	623	630
Series 2005-2 Class A1 2.760% due 03/25/35 (Ê)	10,498	10,000
Series 2005-2 Class A2 2.934% due 03/25/35 (Ê)	1,530	1,465
Series 2005-5 Class A2 2.400% due 08/25/35 (Ê)	2,588	2,447
Series 2005-12 Class 13A1 5.382% due 02/25/36	232	204
Series 2007-1 Class 3A2 5.612% due 02/25/47	2,804	251
Series 2007-3 Class 1A1 5.347% due 05/25/47	3,654	2,794
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.879% due 05/25/35	1,535	1,193
Series 2005-5 Class 21A1 2.713% due 07/25/35	3,392	2,437
Series 2005-7 Class 22A1 2.990% due 09/25/35	604	461
Series 2006-3 Class 33A1 5.866% due 05/25/36 (Ê)	1,697	973
Bear Stearns Commercial Mortgage Securities Series 2000-WF2 Class C 7.590% due 10/15/32	237	236
Series 2001-TOP2 Class A2 6.480% due 02/15/35	536	542
Series 2001-TOP4 Class A3 5.610% due 11/15/33	555	568
Series 2004-PWR5 Class A3 4.565% due 07/11/42	1,500	1,519
Series 2005-PWR9 Class A4B 4.943% due 09/11/42	85	84
Series 2005-T20 Class A4A 5.149% due 10/12/42	4,506	4,956
Series 2007-PW15 Class A4 5.331% due 02/11/44	100	104
Series 2007-PW16 Class A2 5.665% due 06/11/40	620	647
Series 2007-PW16 Class A4 5.717% due 06/11/40	5,198	5,630
Series 2007-PW17 Class A4 5.694% due 06/11/50	4,500	4,843
Series 2007-T26 Class A4 5.471% due 01/12/45	400	438

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Mortgage Funding Trust Series 2006-AR3 Class 1A1 0.436% due 10/25/36 (Ê)	2,054	1,144
Series 2006-AR4 Class A1 0.466% due 12/25/36 (Ê)	2,288	1,277
Series 2006-AR5 Class 1A1 0.416% due 12/25/46 (Ê)	5,066	2,872
Series 2007-AR2 Class A1 0.426% due 03/25/37 (Ê)	2,436	1,426
Series 2007-AR2 Class A3 0.486% due 03/25/37 (Ê)	9,254	1,241
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 4.017% due 01/26/36	2,210	1,526
Series 2007-R6 Class 2A1 5.398% due 12/26/46	1,282	911
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2 6.275% due 02/12/16 (Þ)	291	292
Chase Mortgage Finance Corp. Series 2007-A1 Class 2A1 2.892% due 02/25/37	938	949
Series 2007-A1 Class 3A1 3.139% due 02/25/37	552	515
Series 2007-A1 Class 4A1 3.129% due 02/25/37	279	283
Series 2007-A1 Class 5A1 2.904% due 02/25/37	1,052	996
Series 2007-A1 Class 7A1 2.925% due 02/25/37	373	378
Series 2007-A1 Class 8A1 3.323% due 02/25/37	3,161	3,204
Citicorp Mortgage Securities, Inc. Series 2005-1 Class 1A1 5.000% due 02/25/35	691	696
Series 2006-3 Class 1A9 5.750% due 06/25/36	2,840	2,692
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	3,966	4,253
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 Class 1CB2 6.750% due 08/25/34	243	252
Series 2005-11 Class A2A 2.670% due 12/25/35 (Ê)	249	239
Series 2006-AR7 Class 1A4A 5.545% due 11/25/36	7,653	5,892
Series 2007-6 Class 1A4A 5.629% due 03/25/37	2,390	1,384
Series 2007-AR8 Class 2A1A 5.809% due 07/25/37	3,480	2,582
Series 2008-RR1 Class A1A1 0.326% due 01/25/37 (Ê)(Þ)	212	135
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.222% due 07/15/44	5,180	5,710

Russell Strategic Bond Fund	187

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-CD3 Class A5 5.617% due 10/15/48	4,114	4,452
Citimortgage Alternative Loan Trust Series 2007-A1 Class 1A5 6.000% due 01/25/37	3,629	2,791
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class E 7.275% due 09/15/30	289	289
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	3,645	3,823
Series 2006-C8 Class A4 5.306% due 12/10/46	1,400	1,469
Series 2007-C9 Class A4 5.815% due 12/10/49	5,500	5,953
Series 2010-RR1 Class GEA 5.543% due 12/11/49 (Þ)	7,300	7,804
Countrywide Alternative Loan Trust Series 2003-20CB Class 1A2 5.500% due 10/25/33	476	489
Series 2004-28CB Class 6A1 6.000% due 01/25/35	575	567
Series 2004-J8 Class 1A1 7.000% due 09/25/34	565	572
Series 2005-16 Class A1 1.998% due 06/25/35 (Ê)	2,827	1,577
Series 2005-38 Class A1 1.853% due 09/25/35 (Ê)	1,147	719
Series 2005-44 Class 1A2A 0.546% due 10/25/35 (Ê)	146	145
Series 2005-51 Class 1A1 0.576% due 11/20/35 (Ê)	1,518	857
Series 2005-51 Class 1A2A 0.546% due 11/20/35 (Ê)	2,362	2,292
Series 2005-51 Class 2A2A 0.546% due 11/20/35 (Ê)	20	20
Series 2005-51 Class 4A1 0.576% due 11/20/35 (Ê)	533	320
Series 2005-58 Class A2 0.646% due 12/20/35 (Ê)	1,483	454
Series 2005-59 Class 1A1 0.586% due 11/20/35 (Ê)	2,477	1,412
Series 2005-59 Class 1A2B 0.516% due 11/20/35 (Ê)	1,820	1,778
Series 2005-63 Class 5A1 5.048% due 12/25/35 (Ê)	3,194	2,360
Series 2005-1CB Class 2A2 5.500% due 03/25/35	1,319	1,243
Series 2005-20CB Class 1A1 5.500% due 07/25/35	1,205	1,129
Series 2005-32T1 Class A7 0.506% due 08/25/35 (Ê)	717	666
Series 2005-48T1 Class A6 5.500% due 11/25/35	9,685	7,249
Series 2005-85CB Class 2A2 5.500% due 02/25/36	43	37

	Principal Amount ($) or Shares	Market Value $
Series 2006-6CB Class 1A10 5.500% due 05/25/36	523	461
Series 2006-18CB Class A2 5.274% due 07/25/36 (Ê)	6,018	942
Series 2006-23CB Class 1A6 6.000% due 08/25/36	2,421	1,879
Series 2006-36T2 Class 1A9 1.156% due 12/25/36 (Ê)	2,687	1,460
Series 2006-OA2 Class A2A 0.406% due 05/20/46 (Ê)	814	795
Series 2006-OA2 Class A5 0.486% due 05/20/46 (Ê)	112	50
Series 2006-OA6 Class 1A3 0.526% due 07/25/46 (Ê)	1,135	330
Series 2006-OA16 Class A2 0.446% due 10/25/46 (Ê)	19,605	11,720
Series 2006-OA21 Class A1 0.446% due 03/20/47 (Ê)	2,031	1,058
Series 2006-OC6 Class 2A1 0.326% due 07/25/36 (Ê)	325	311
Series 2006-OC9 Class A1 0.331% due 12/25/46 (Ê)	190	189
Series 2006-OC10 Class 2A1 0.346% due 11/25/36 (Ê)	374	373
Series 2007-15CB Class A5 5.750% due 07/25/37	724	527
Series 2007-15CB Class A7 6.000% due 07/25/37	2,703	2,236
Series 2007-J2 Class 2A1 6.000% due 07/25/37	25,109	20,123
Series 2007-OA4 Class A1 0.426% due 05/25/47 (Ê)	3,797	2,265
Series 2007-OA6 Class A1B 0.456% due 06/25/37 (Ê)	1,680	928
Series 2007-OA11 Class A1A 1.733% due 11/25/47 (Ê)	7,223	3,658
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-20 Class 1A9 5.500% due 07/25/33	444	453
Series 2003-42 Class M 3.210% due 10/25/33 (Ê)	625	151
Series 2003-52 Class A1 3.264% due 02/19/34	1,606	1,473
Series 2004-12 Class 1M Interest Only STRIP 2.984% due 08/25/34	308	20
Series 2004-22 Class A3 3.169% due 11/25/34	1,898	1,642
Series 2004-HYB6 Class A2 3.107% due 11/20/34	1,388	1,211
Series 2004-HYB9 Class 1A1 3.157% due 02/20/35	3,204	2,808
Series 2004-J9 Class 2A1 5.250% due 01/25/35	833	830
Series 2005-11 Class 5A1 0.556% due 03/25/35 (Ê)	41	25

188	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-27 Class 2A1 5.500% due 12/25/35	2,327	2,072
Series 2005-HYB9 Class 3A2A 2.608% due 02/20/36 (Ê)	346	272
Series 2005-R2 Class 2A4 8.500% due 06/25/35 (Þ)	237	216
Series 2006-1 Class A2 6.000% due 03/25/36	1,327	1,174
Series 2006-1 Class A3 6.000% due 03/25/36	342	76
Series 2006-13 Class 1A23 6.250% due 09/25/36	253	106
Series 2006-20 Class B1 6.000% due 02/25/37	346	—
Series 2006-HYB3 Class 3A1A 5.906% due 05/20/36	2,190	1,605
Series 2006-R2 Class AF1 0.676% due 07/25/36 (Ê)(Þ)	2,350	1,913
Series 2007-1 Class A1 6.000% due 03/25/37	12,628	11,277
Series 2007-4 Class 1A10 6.000% due 05/25/37	10,900	8,856
Series 2007-9 Class A11 5.750% due 07/25/37	1,900	1,584
Series 2007-14 Class A19 6.000% due 09/25/37	6,056	5,692
Series 2007-14 Class A6 6.000% due 09/25/37	863	778
Series 2008-2R Class A1 6.000% due 12/25/36	1,327	1,236
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CF2 Class A4 6.505% due 02/15/34	1,234	1,238
Series 2001-CK1 Class C 6.730% due 12/18/35	1,831	1,835
Series 2001-CK6 Class A3 6.387% due 08/15/36	4,597	4,767
Series 2001-CKN5 Class A4 5.435% due 09/15/34	5,648	5,779
Series 2001-SPGA Class A2 6.515% due 08/13/18 (Þ)	995	1,026
Series 2002-30 Class DB1 7.393% due 11/25/32	642	609
Series 2002-CKN2 Class C1 6.376% due 04/15/37	945	964
Series 2002-CKP1 Class A3 6.439% due 12/15/35	1,357	1,423
Series 2002-CKS4 Class B 5.333% due 11/15/36	2,525	2,631
Series 2003-29 Class 5A1 7.000% due 12/25/33	92	96
Series 2003-CPN1 Class A2 4.597% due 03/15/35	133	141
Series 2004-1 Class 3A1 7.000% due 02/25/34	38	40
Series 2005-9 Class 2A1 5.500% due 10/25/35	5,386	5,018

	Principal Amount ($) or Shares	Market Value $
Series 2005-C2 Class A3 4.691% due 04/15/37	1,470	1,491
Series 2005-C6 Class A4 5.230% due 12/15/40	2,650	2,916
Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 4A1 6.500% due 10/25/21	7,512	5,726
Series 2006-C1 Class A4 5.547% due 02/15/39	3,230	3,569
Series 2006-C3 Class A3 5.826% due 06/15/38	362	398
Series 2006-C3 Class B 5.826% due 06/15/38	2,153	1,141
Series 2007-C1 Class A3 5.383% due 02/15/40	5,350	5,393
Series 2007-C5 Class B 6.132% due 09/15/40	2,584	555
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2003-4XS Class A6A 4.820% due 10/25/33	506	479
Series 2007-OA1 Class A1 0.406% due 02/25/47 (Ê)	6,920	3,611
Series 2007-OA2 Class A1 1.123% due 04/25/47 (Ê)	15,583	9,482
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1 Class 2A1A 1.293% due 04/19/47 (Ê)	1,675	1,094
Fannie Mae 6.500% due 06/01/15	5	5
11.000% due 01/01/16	40	45
6.000% due 06/01/16	22	23
6.000% due 07/01/16	3	3
6.000% due 09/01/16	16	18
6.000% due 10/01/16	27	29
8.000% due 10/01/16	6	7
6.000% due 11/01/16	28	30
5.000% due 12/01/16	138	146
6.000% due 12/01/16	14	15
6.000% due 01/01/17	11	12
8.000% due 01/01/17	4	4
5.000% due 02/01/17	24	25
6.000% due 02/01/17	21	23
6.000% due 03/01/17	6	7
6.500% due 03/01/17	14	16
5.000% due 04/01/17	194	205
6.000% due 04/01/17	111	121
5.000% due 05/01/17	66	72
6.000% due 05/01/17	26	29
5.000% due 06/01/17	275	290
6.000% due 06/01/17	3	3
6.000% due 07/01/17	3	4
8.000% due 07/01/17	16	17
6.000% due 08/01/17	51	55
8.000% due 08/01/17	6	7
7.000% due 10/01/17	18	20

Russell Strategic Bond Fund	189

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000% due 11/01/17	1	1
5.000% due 12/01/17	972	1,046
6.500% due 12/01/17	153	168
5.000% due 01/01/18	198	213
6.500% due 01/01/18	4	4
6.500% due 02/01/18	4	5
5.000% due 03/01/18	281	303
5.000% due 04/01/18	743	800
5.500% due 04/01/18	95	104
6.500% due 04/01/18	7	7
4.500% due 05/01/18	465	498
5.000% due 05/01/18	212	228
5.500% due 05/01/18	20	22
6.500% due 05/01/18	27	29
4.500% due 06/01/18	688	736
5.000% due 06/01/18	166	179
6.500% due 06/01/18	20	22
5.000% due 07/01/18	1,866	2,007
6.500% due 07/01/18	25	28
4.000% due 08/01/18	10,892	11,546
5.000% due 08/01/18	226	243
7.000% due 08/01/18	41	46
4.000% due 09/01/18	3,571	3,785
5.000% due 09/01/18	99	107
6.500% due 09/01/18	3	3
7.000% due 09/01/18	28	32
5.000% due 10/01/18	218	234
6.500% due 10/01/18	8	8
5.000% due 11/01/18	2,606	2,803
6.500% due 11/01/18	21	23
10.000% due 11/01/18	14	15
5.000% due 12/01/18	1,765	1,898
5.000% due 01/01/19	366	394
6.500% due 01/01/19	6	7
5.000% due 02/01/19	396	427
6.500% due 02/01/19	3	3
5.000% due 03/01/19	13	14
6.500% due 03/01/19	19	21
5.000% due 04/01/19	146	157
6.500% due 04/01/19	5	6
5.000% due 05/01/19	1,340	1,445
6.500% due 06/01/19	16	18
5.000% due 09/01/19	81	87
6.000% due 09/01/19	2,763	3,001
5.000% due 10/01/19	1,133	1,219
6.500% due 11/01/19	10	11
5.000% due 12/01/19	4,266	4,589
5.000% due 01/01/20	179	193
6.500% due 02/01/20	28	31
5.000% due 04/01/20	117	126
8.000% due 05/01/20	4	4
4.000% due 09/01/20	52	53
6.000% due 12/01/20	3,696	4,015
5.000% due 01/01/21	13	14
5.500% due 12/01/21	411	449
6.500% due 02/01/22	37	41
5.500% due 09/01/23	2,906	3,179

	Principal Amount ($) or Shares	Market Value $
5.500% due 10/01/23	561	617
8.000% due 05/01/24	17	20
7.500% due 06/01/24	5	6
8.000% due 06/01/24	6	7
8.000% due 07/01/24	18	20
10.000% due 11/01/24	9	11
8.000% due 12/01/24	7	8
7.000% due 08/01/25	2	3
2.638% due 11/01/25 (Ê)	15	15
7.000% due 02/01/26	48	55
9.000% due 04/01/26	19	21
7.000% due 05/01/26	2	2
2.598% due 08/01/26 (Ê)	240	252
7.000% due 08/01/26	33	38
6.000% due 10/01/26	986	1,078
6.000% due 03/01/27	2,986	3,262
7.000% due 08/01/27	4	5
7.500% due 11/01/27	16	18
6.500% due 01/01/28	6	6
6.500% due 02/01/28	8	9
6.500% due 04/01/28	58	66
6.500% due 05/01/28	1	2
6.500% due 06/01/28	4	4
6.500% due 08/01/28	24	27
7.000% due 08/01/28	103	118
6.500% due 10/01/28	51	58
6.500% due 11/01/28	21	23
7.000% due 11/01/28	109	125
6.500% due 12/01/28	3	4
7.000% due 12/01/28	16	18
6.500% due 01/01/29	18	21
7.000% due 01/01/29	62	71
6.500% due 02/01/29	56	63
7.000% due 02/01/29	64	73
6.500% due 03/01/29	14	16
5.500% due 04/01/29	1	1
6.500% due 04/01/29	68	77
7.000% due 04/01/29	76	87
6.500% due 05/01/29	155	176
7.000% due 05/01/29	225	257
7.500% due 05/01/29	—	—
6.500% due 06/01/29	1	2
6.500% due 07/01/29	36	40
7.000% due 07/01/29	865	990
6.500% due 08/01/29	7	8
7.500% due 08/01/29	7	8
6.500% due 09/01/29	29	33
7.500% due 09/01/29	—	—
6.500% due 10/01/29	10	12
7.500% due 10/01/29	45	52
8.000% due 10/01/29	3	3
8.500% due 10/01/29	2	2
6.500% due 11/01/29	1	1
7.500% due 11/01/29	5	6
7.500% due 12/01/29	16	19
7.000% due 01/01/30	368	419
7.500% due 01/01/30	53	61

190	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 02/01/30	2	2
7.500% due 02/01/30	4	5
8.000% due 02/01/30	1	1
7.500% due 03/01/30	3	3
8.000% due 03/01/30	5	6
7.500% due 04/01/30	30	34
8.000% due 04/01/30	1	1
8.500% due 04/01/30	21	24
9.500% due 04/01/30	77	91
7.500% due 05/01/30	51	59
8.000% due 05/01/30	1	1
8.500% due 05/01/30	6	7
7.500% due 06/01/30	28	33
8.000% due 06/01/30	26	30
8.500% due 06/01/30	45	53
7.500% due 07/01/30	32	37
8.500% due 07/01/30	38	44
8.000% due 08/01/30	75	86
8.500% due 08/01/30	15	17
7.500% due 09/01/30	1	2
8.000% due 09/01/30	5	5
8.500% due 09/01/30	7	9
6.500% due 10/01/30	150	170
8.000% due 10/01/30	144	163
8.500% due 10/01/30	16	19
7.500% due 11/01/30	76	87
8.500% due 11/01/30	23	28
7.000% due 12/01/30	86	97
7.500% due 12/01/30	19	22
8.000% due 12/01/30	4	4
7.500% due 01/01/31	14	16
8.000% due 01/01/31	101	118
8.500% due 01/01/31	17	20
7.000% due 02/01/31	11	12
7.500% due 02/01/31	53	61
8.000% due 02/01/31	121	142
8.500% due 02/01/31	140	164
7.500% due 03/01/31	1	1
8.000% due 03/01/31	60	70
8.500% due 03/01/31	2	3
6.500% due 04/01/31	163	185
7.000% due 04/01/31	19	22
7.500% due 04/01/31	15	17
8.000% due 04/01/31	18	21
8.500% due 04/01/31	13	16
6.500% due 05/01/31	138	156
7.500% due 05/01/31	66	76
8.000% due 05/01/31	68	80
8.500% due 05/01/31	78	92
7.500% due 06/01/31	10	12
8.000% due 06/01/31	30	35
6.500% due 07/01/31	6	7
7.000% due 07/01/31	63	72
7.500% due 07/01/31	84	96
6.500% due 08/01/31	5	6
7.000% due 08/01/31	73	84
7.500% due 08/01/31	13	15

	Principal Amount ($) or Shares	Market Value $
8.000% due 08/01/31	27	31
7.000% due 09/01/31	89	102
8.000% due 09/01/31	44	51
7.000% due 10/01/31	598	686
8.000% due 10/01/31	18	21
7.000% due 11/01/31	103	117
7.500% due 11/01/31	118	136
7.000% due 12/01/31	167	191
6.500% due 01/01/32	11	12
7.000% due 01/01/32	188	215
8.000% due 01/01/32	18	21
7.000% due 02/01/32	453	519
7.500% due 02/01/32	98	113
6.500% due 03/01/32	102	115
7.000% due 03/01/32	102	116
7.500% due 03/01/32	41	48
6.500% due 04/01/32	7	8
7.000% due 04/01/32	906	1,038
7.500% due 04/01/32	66	76
6.500% due 05/01/32	22	24
7.000% due 05/01/32	240	276
7.500% due 05/01/32	43	50
8.500% due 05/01/32	31	37
6.500% due 06/01/32	77	87
7.000% due 06/01/32	7	8
7.500% due 06/01/32	40	46
6.500% due 07/01/32	211	238
7.000% due 07/01/32	80	91
7.500% due 07/01/32	12	14
6.500% due 08/01/32	18	20
7.000% due 08/01/32	643	737
6.500% due 09/01/32	598	676
7.000% due 09/01/32	45	52
6.500% due 01/01/33	101	114
2.590% due 02/01/33 (Ê)	428	447
2.805% due 02/01/33 (Ê)	996	1,043
7.000% due 03/01/33	56	64
7.000% due 05/01/33	688	779
2.592% due 06/01/33 (Ê)	52	54
5.000% due 07/01/33	26	28
7.000% due 07/01/33	175	198
5.000% due 08/01/33	166	177
5.500% due 08/01/33	15	16
2.908% due 09/01/33 (Ê)	10	11
5.000% due 09/01/33	9	9
5.500% due 09/01/33	25	27
5.000% due 10/01/33	1,253	1,342
6.500% due 10/01/33	309	349
5.000% due 11/01/33	10	11
2.333% due 12/01/33 (Ê)	8	8
2.541% due 12/01/33 (Ê)	258	268
5.500% due 12/01/33	7	8
6.500% due 12/01/33	211	238
5.000% due 01/01/34	10	11
5.500% due 01/01/34	345	374
5.500% due 02/01/34	439	476
6.000% due 02/01/34	68	76

Russell Strategic Bond Fund	191

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

2.873% due 03/01/34 (Ê)	1,297	1,355
5.500% due 03/01/34	310	335
5.500% due 04/01/34	111	120
2.602% due 05/01/34 (Ê)	196	204
5.500% due 05/01/34	5,052	5,477
5.500% due 06/01/34	1,152	1,247
6.500% due 07/01/34	212	238
5.500% due 08/01/34	161	175
6.500% due 08/01/34	489	548
7.000% due 08/01/34	152	171
2.572% due 09/01/34 (Ê)	1,221	1,270
5.500% due 09/01/34	19	21
3.038% due 10/01/34 (Ê)	545	564
5.500% due 10/01/34	440	478
7.000% due 10/01/34	95	107
5.500% due 11/01/34	1,475	1,596
7.000% due 11/01/34	78	88
5.500% due 12/01/34	450	488
6.000% due 12/01/34	6	7
6.500% due 12/01/34	151	169
5.500% due 02/01/35	24	25
6.500% due 03/01/35	61	69
7.000% due 03/01/35	143	161
5.000% due 04/01/35	13	14
5.500% due 04/01/35	49	53
6.000% due 04/01/35	3,313	3,682
2.372% due 05/01/35 (Ê)	1,039	1,073
5.015% due 05/01/35 (Ê)	263	281
2.313% due 06/01/35 (Ê)	434	449
2.684% due 06/01/35 (Ê)	2,535	2,655
5.164% due 06/01/35 (Ê)	182	193
2.536% due 07/01/35 (Ê)	850	889
2.750% due 07/01/35 (Ê)	1,276	1,340
5.000% due 07/01/35	88	94
5.500% due 07/01/35	45	48
2.574% due 08/01/35 (Ê)	1,749	1,830
2.601% due 08/01/35 (Ê)	786	816
2.824% due 08/01/35 (Ê)	1,097	1,151
5.500% due 08/01/35	3	3
7.000% due 08/01/35	75	84
5.500% due 09/01/35	41	45
7.500% due 09/01/35	897	1,034
6.000% due 10/01/35	101	111
7.000% due 10/01/35	62	69
6.000% due 11/01/35	—	—
5.500% due 12/01/35	13	15
7.000% due 01/01/36	11	12
5.500% due 02/01/36	1	1
5.500% due 04/01/36	1,522	1,625
6.000% due 04/01/36	56	62
4.660% due 06/01/36 (Ê)	281	295
7.000% due 06/01/36	374	421
5.500% due 07/01/36	1,916	2,045
6.500% due 07/01/36	100	111
6.000% due 08/01/36	1,418	1,545
6.298% due 08/01/36 (Ê)	41	44
5.500% due 09/01/36	2,507	2,718

	Principal Amount ($) or Shares	Market Value $
6.000% due 09/01/36	2,833	3,125
6.000% due 10/01/36	2,756	3,002
6.000% due 11/01/36	733	798
6.500% due 11/01/36	121	135
5.500% due 12/01/36	678	734
6.000% due 12/01/36	1,993	2,188
5.500% due 01/01/37	3,993	4,263
6.000% due 01/01/37	1,523	1,666
5.500% due 02/01/37	4	4
6.000% due 02/01/37	598	651
5.500% due 03/01/37	2,815	3,017
5.500% due 04/01/37	3,776	4,095
6.000% due 04/01/37	135	147
6.500% due 04/01/37	22	24
5.500% due 05/01/37	5,241	5,631
5.500% due 06/01/37	21	22
6.000% due 06/01/37	135	146
5.500% due 07/01/37	1,081	1,155
6.000% due 07/01/37	23	25
5.500% due 08/01/37	1	1
6.000% due 08/01/37	539	586
5.500% due 09/01/37	1,052	1,123
6.000% due 09/01/37	617	671
6.000% due 10/01/37	8,221	8,943
6.000% due 11/01/37	3,236	3,522
5.500% due 12/01/37	2,655	2,853
6.000% due 12/01/37	3,982	4,334
5.500% due 01/01/38	5,608	6,025
6.000% due 01/01/38	1,445	1,572
5.500% due 02/01/38	3	3
5.500% due 03/01/38	3,648	3,920
6.000% due 03/01/38	1,457	1,583
5.500% due 04/01/38	1,338	1,439
5.500% due 05/01/38	3,442	3,698
5.500% due 06/01/38	6,840	7,348
5.500% due 07/01/38	2,538	2,726
6.000% due 07/01/38	2,599	2,824
5.500% due 08/01/38	13	14
6.000% due 08/01/38	41	44
4.500% due 09/01/38	96	100
5.500% due 09/01/38	9	10
5.500% due 10/01/38	421	456
6.000% due 10/01/38	179	195
5.500% due 12/01/38	306	328
6.000% due 12/01/38	1,562	1,707
4.500% due 01/01/39	29	31
6.000% due 01/01/39	3,252	3,606
5.500% due 02/01/39	46	50
4.500% due 03/01/39	4,750	5,053
4.500% due 05/01/39	92	98
5.000% due 05/01/39	2,027	2,198
4.500% due 06/01/39	385	409
5.000% due 06/01/39	101	109
4.500% due 07/01/39	576	613
5.000% due 07/01/39	2,192	2,378
4.500% due 08/01/39	7,067	7,455
5.000% due 08/01/39	68	74

192	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.500% due 08/01/39	1,250	1,343
4.500% due 09/01/39	6,462	6,824
5.000% due 09/01/39	489	530
5.500% due 09/01/39	645	693
4.500% due 10/01/39	5,097	5,409
5.500% due 10/01/39	3,870	4,164
4.500% due 11/01/39	2,504	2,663
4.500% due 12/01/39	3,535	3,755
4.500% due 01/01/40	5,025	5,338
5.000% due 01/01/40	5,373	5,828
4.500% due 02/01/40	465	495
5.000% due 02/01/40	284	308
4.500% due 03/01/40	15,107	15,880
4.500% due 04/01/40	611	650
4.500% due 05/01/40	526	559
4.500% due 06/01/40	4,724	4,964
4.500% due 07/01/40	1,956	2,056
4.500% due 08/01/40	7,964	8,368
4.500% due 09/01/40	5,678	5,973
1.770% due 10/01/40 (Ê)	241	245
4.500% due 10/01/40	571	605
1.570% due 06/01/43 (Ê)	152	153
15 Year TBA(Ï) 3.000%	35,000	35,359
3.500%	99,990	103,258
4.000%	9,515	9,960
4.500%	12,230	12,933
5.500%	17,000	18,419
30 Year TBA(Ï) 4.000%	18,960	19,547
4.500%	159,755	167,562
5.000%	101,375	107,742
5.500%	36,000	38,503
6.000%	11,010	11,978
Series 1997-281 Class 2 Interest Only STRIP 9.000% due 11/01/26	43	11
Series 2000-306 Class IO Interest Only STRIP 8.000% due 05/01/30	47	10
Series 2001-317 Class 2 Interest Only STRIP 8.000% due 12/01/31	73	16
Series 2002-320 Class 2 Interest Only STRIP 7.000% due 04/01/32	25	6
Series 2003-339 Class 23 Interest Only STRIP 5.000% due 07/01/18	1,812	171
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	2,021	294
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	5,817	569
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	6,420	620

	Principal Amount ($) or Shares	Market Value $
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	8,968	1,234
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	1,510	208
Fannie Mae Grantor Trust Series 1999-T2 Class A1 7.500% due 01/19/39	63	75
Series 2000-T6 Class A1 7.500% due 06/25/30	51	61
Series 2001-T8 Class A2 9.500% due 07/25/41	188	232
Series 2002-T19 Class A1 6.500% due 07/25/42	497	567
Series 2004-T1 Class 1A2 6.500% due 01/25/44	42	47
Fannie Mae REMICS Series 1996-46 Class ZA 7.500% due 11/25/26	204	230
Series 1997-68 Class SC Interest Only STRIP 8.219% due 05/18/27 (Ê)	62	16
Series 1999-56 Class Z 7.000% due 12/18/29	837	980
Series 2001-4 Class SA Interest Only STRIP 7.294% due 02/17/31 (Ê)	94	12
Series 2003-21 Class M 5.000% due 02/25/17	157	160
Series 2003-25 Class IK Interest Only STRIP 7.000% due 04/25/33	235	47
Series 2003-32 Class FH 0.656% due 11/25/22 (Ê)	1,357	1,359
Series 2003-32 Class UI Interest Only STRIP 6.000% due 05/25/33	324	56
Series 2003-33 Class IA Interest Only STRIP 6.500% due 05/25/33	1,333	232
Series 2003-35 Class FY 0.656% due 05/25/18 (Ê)	3,190	3,198
Series 2003-35 Class IU Interest Only STRIP 6.000% due 05/25/33	319	56
Series 2003-35 Class UI Interest Only STRIP 6.500% due 05/25/33	308	56
Series 2003-64 Class JI Interest Only STRIP 6.000% due 07/25/33	338	57
Series 2003-82 Class IA Interest Only STRIP 6.000% due 08/25/32	155	7
Series 2003-82 Class WI Interest Only STRIP 6.000% due 08/25/32	13	—

Russell Strategic Bond Fund	193

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-122 Class AJ 4.500% due 02/25/28	316	327
Series 2004-70 Class EB 5.000% due 10/25/24	3,450	3,786
Series 2005-65 Class FP 0.506% due 08/25/35 (Ê)	1	1
Series 2005-79 Class FC 0.556% due 02/25/22 (Ê)	228	228
Series 2005-110 Class MB 5.500% due 09/25/35	1,577	1,755
Series 2006-5 Class 3A2 2.698% due 05/25/35 (Ê)	261	281
Series 2006-22 Class CE 4.500% due 08/25/23	1,895	2,047
Series 2006-48 Class LG Zero coupon due 06/25/36	207	188
Series 2006-118 Class A1 0.316% due 12/25/36 (Ê)	209	206
Series 2006-118 Class A2 0.316% due 12/25/36 (Ê)	720	710
Series 2007-27 Class XA Zero coupon due 05/25/35 (Å)	3	3
Series 2007-39 Class EF 0.506% due 05/25/37 (Ê)	1,460	1,436
Series 2007-42 Class LF Zero coupon due 05/25/37 (Å)	34	34
Series 2007-56 Class GY Zero coupon due 06/25/37 (Å)	8	7
Series 2007-73 Class A1 0.316% due 07/25/37 (Ê)	1,925	1,929
Series 2009-39 Class LB 4.500% due 06/25/29	1,964	2,108
Series 2009-69 Class MB 4.000% due 09/25/29	5,310	5,614
Series 2009-70 Class PS 6.494% due 01/25/37 (Ê)	44,518	7,519
Series 2009-71 Class MB 4.500% due 09/25/24	2,970	3,171
Series 2009-89 Class A1 5.410% due 05/25/35	3,443	3,731
Series 2009-96 Class DB 4.000% due 11/25/29	8,343	8,838
Series 2010-85 Class NJ 4.500% due 08/25/40	8,129	8,755
Series 2010-95 Class S Interest Only STRIP 6.344% due 09/25/40 (Ê)	37,724	6,049
Fannie Mae Whole Loan Series 2003-W1 Class 2A 7.377% due 12/25/42	100	117
Series 2003-W4 Class 4A 7.500% due 10/25/42	46	53
Series 2003-W17 Class 1A6 5.310% due 08/25/33	5,598	6,066
Series 2004-W9 Class 2A1 6.500% due 02/25/44	294	336
Series 2004-W11 Class 1A2 6.500% due 05/25/44	575	650

	Principal Amount ($) or Shares	Market Value $
Fannie Mae-Aces Series 2006-M2 Class A2F 5.259% due 05/25/20	355	405
FDIC Structured Sale Guaranteed Notes Series 2010-L2A Class A 3.000% due 09/30/19 (Þ)	9,997	10,375
Series 2010-S1 Class 1A 0.805% due 02/25/48 (Ê)(Þ)	5,008	5,018
0.805% due 02/25/48 (Å)(Ê)	3,339	3,345
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2010-K008 Class A2 3.531% due 06/25/20	1,150	1,173
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-42 Class A6 9.500% due 02/25/42	79	97
Series 2003-58 Class 2A
6.500% due 09/25/43	271	309
Series 2005-63 Class 1A1 1.570% due 02/25/45 (Ê)	116	116
FHA PJ Reilly 67 NCP 7.430% due 07/01/24	55	55
First Horizon Alternative Mortgage Securities Series 2005-AA2 Class 1A1 2.621% due 03/25/35 (Ê)	176	147
Series 2005-AA5 Class 1A1 2.332% due 07/25/35 (Ê)	233	161
First Horizon Asset Securities, Inc. Series 2003-5 Class 1A17 8.000% due 07/25/33	57	60
Series 2004-AR5 Class 4A1 5.641% due 10/25/34 (Ê)	318	320
Series 2005-AR3 Class 2A1 2.923% due 08/25/35 (Ê)	630	607
Series 2006-AR4 Class 1A3 5.446% due 01/25/37 (Ê)	110	26
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	1,235	1,315
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class A2 6.136% due 03/15/33	1,079	1,079
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class C 6.730% due 11/18/35	326	329
Four Times Square Trust Series 2006-4TS Class A 5.401% due 12/13/28 (Þ)	7,468	8,126
Freddie Mac 12.000% due 09/01/13	3	3
12.000% due 01/01/14	6	6
12.000% due 04/01/14	—	—
11.000% due 11/01/15	2	2

194	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

11.000% due 12/01/15	3	3
6.000% due 02/01/16	3	4
6.000% due 03/01/16	40	44
10.000% due 04/01/16	38	43
6.000% due 05/01/16	13	14
8.500% due 02/01/17	22	24
5.500% due 03/01/17	29	31
5.500% due 09/01/17	17	19
5.500% due 11/01/17	49	53
10.500% due 12/01/17	6	6
5.500% due 01/01/18	34	37
5.000% due 08/01/18	1,683	1,809
4.500% due 09/01/18	56	59
5.000% due 12/01/18	419	449
5.500% due 02/01/19	26	28
5.000% due 06/01/19	1,725	1,865
5.000% due 07/01/19	1,801	1,934
5.500% due 12/01/19	73	80
5.500% due 04/01/20	482	524
5.500% due 08/01/20	176	191
11.000% due 09/01/20	24	29
8.000% due 11/01/20	73	84
10.000% due 11/01/20	18	21
5.000% due 01/01/21	749	804
10.500% due 01/01/21	12	14
8.500% due 06/01/25	22	26
6.500% due 11/01/25	4	4
8.500% due 05/01/27	122	142
2.780% due 07/01/27 (Ê)	15	16
7.000% due 09/01/27	122	139
8.500% due 11/01/27	20	23
2.757% due 01/01/28 (Ê)	14	15
7.500% due 07/01/28	30	34
2.568% due 09/01/28 (Ê)	18	19
6.500% due 05/01/29	7	8
6.500% due 06/01/29	41	46
6.500% due 07/01/29	24	27
7.500% due 07/01/29	51	58
8.000% due 01/01/30	18	21
6.500% due 02/01/30	3	4
7.000% due 02/01/30	11	13
8.500% due 02/01/30	64	74
7.000% due 03/01/30	4	4
7.500% due 03/01/30	3	4
8.000% due 06/01/30	2	2
2.813% due 07/01/30 (Ê)	26	28
8.000% due 07/01/30	19	21
7.500% due 08/01/30	107	122
7.500% due 09/01/30	27	31
7.000% due 10/01/30	6	7
7.500% due 10/01/30	97	111
7.000% due 11/01/30	8	9
7.000% due 01/01/31	38	43
7.000% due 02/01/31	32	36
7.500% due 02/01/31	35	40
8.000% due 02/01/31	19	21
8.000% due 03/01/31	14	16

	Principal Amount ($) or Shares	Market Value $
6.500% due 04/01/31	442	498
7.000% due 04/01/31	10	12
8.000% due 04/01/31	8	10
7.000% due 05/01/31	78	88
8.000% due 05/01/31	13	15
6.500% due 06/01/31	4	5
7.000% due 06/01/31	113	128
8.000% due 06/01/31	33	38
6.500% due 07/01/31	75	84
7.000% due 08/01/31	4	5
8.000% due 08/01/31	115	132
6.500% due 09/01/31	3	3
7.500% due 09/01/31	38	44
7.000% due 10/01/31	19	21
8.000% due 10/01/31	5	6
7.000% due 11/01/31	5	6
7.500% due 01/01/32	25	28
7.000% due 04/01/32	132	150
7.500% due 06/01/32	38	43
7.500% due 10/01/32	24	27
6.000% due 02/01/33	58	65
7.500% due 05/01/33	60	68
6.500% due 08/01/33	91	102
2.568% due 09/01/33 (Ê)	381	395
2.918% due 09/01/33 (Ê)	61	63
6.500% due 11/01/33	138	155
6.000% due 02/01/34	81	90
2.976% due 11/01/34 (Ê)	652	684
3.128% due 11/01/34 (Ê)	1,537	1,612
5.500% due 12/01/34	889	963
6.000% due 05/01/35	439	485
5.500% due 06/01/35	1,435	1,552
4.991% due 08/01/35 (Ê)	294	312
2.798% due 10/01/35 (Ê)	1,369	1,437
3.088% due 10/01/35 (Ê)	2,304	2,412
5.000% due 12/01/35	264	285
5.500% due 01/01/36	459	496
6.000% due 06/01/36	186	205
6.000% due 04/01/37	15	16
5.500% due 05/01/37	1,568	1,674
6.000% due 07/01/37	4	5
6.000% due 08/01/37	8,904	9,820
6.000% due 09/01/37	186	206
5.500% due 02/01/38	1,533	1,646
5.500% due 04/01/38	17,273	18,929
5.500% due 05/01/38	9,831	10,716
5.500% due 06/01/38	8,000	8,579
6.000% due 07/01/38	71	79
5.500% due 08/01/38	15,384	16,604
6.000% due 08/01/38	31,360	34,464
5.500% due 09/01/38	34,532	37,842
6.500% due 09/01/38	870	959
5.500% due 10/01/38	3,088	3,316
6.000% due 10/01/38	14,500	15,993
5.500% due 12/01/38	4,532	4,860
6.000% due 12/01/38	195	216
6.000% due 01/01/39	97	107

Russell Strategic Bond Fund	195

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.500% due 02/01/39	995	1,067
4.500% due 04/01/39	16,657	17,679
5.000% due 04/01/39	8,875	9,555
5.000% due 07/01/39	155	167
5.000% due 08/01/39	435	470
4.500% due 09/01/39	12,043	12,770
5.000% due 09/01/39	2,340	2,533
5.000% due 10/01/39	1,308	1,415
5.000% due 01/01/40	1,614	1,746
5.500% due 01/01/40	9,000	9,663
4.500% due 02/01/40	9,607	10,196
5.000% due 03/01/40	2,324	2,516
4.500% due 04/01/40	1,646	1,746
5.000% due 04/01/40	2,253	2,439
4.500% due 05/01/40	2,807	2,979
4.500% due 06/01/40	1,438	1,524
4.500% due 08/01/40	801	839
15 Year TBA(Ï)
3.500%	37,225	38,505
30 Year TBA(Ï)
4.500%	8,000	8,377
5.000%	—	—
6.000%	20,000	21,666
Freddie Mac REMICS Series 1991-1037 Class Z 9.000% due 02/15/21	45	45
Series 1994-1730 Class Z 7.000% due 05/15/24	269	312
Series 1999-2129 Class SG 6.688% due 06/17/27 (Ê)	1,049	204
Series 2000-2247 Class SC Interest Only STRIP 7.244% due 08/15/30 (Ê)	33	7
Series 2000-2266 Class F 0.706% due 11/15/30 (Ê)	50	50
Series 2002-2463 Class SJ Interest Only STRIP 7.744% due 03/15/32 (Ê)	129	23
Series 2003-2588 Class DG 5.000% due 03/15/32	2,839	2,963
Series 2003-2591 Class IQ Interest Only STRIP 5.000% due 06/15/17	338	10
Series 2003-2610 Class UI Interest Only STRIP 6.500% due 05/15/33	47	8
Series 2003-2621 Class QH 5.000% due 05/15/33	1,615	1,713
Series 2003-2624 Class QH 5.000% due 06/15/33	1,655	1,820
Series 2003-2649 Class IM Interest Only STRIP 7.000% due 07/15/33	294	56
Series 2003-2662 Class MA 4.500% due 10/15/31	603	634
Series 2003-2697 Class LG 4.500% due 10/15/23	1,445	1,520

	Principal Amount ($) or Shares	Market Value $
Series 2003-2725 Class TA 4.500% due 12/15/33	1,300	1,312
Series 2004-2752 Class FM 0.606% due 12/15/30 (Ê)	100	100
Series 2004-2778 Class UF 0.556% due 06/15/33 (Ê)	1,189	1,189
Series 2005-3019 Class IM Interest Only STRIP 5.500% due 01/15/31	891	24
Series 2005-3038 Class XA Zero coupon due 09/15/35 (Å)(Ê)	110	107
Series 2006-3123 Class HT 5.000% due 03/15/26	3,916	4,276
Series 2006-3149 Class LF 0.556% due 05/15/36 (Ê)	409	409
Series 2006-3150 Class EQ 5.000% due 05/15/26	1,920	2,085
Series 2007-3274 Class SX Zero coupon due 07/15/36 (Å)(Ê)	14	14
Series 2007-3275 Class UF Zero coupon due 02/15/37 (Å)(Ê)	42	42
Series 2007-3275 Class WF Zero coupon due 09/15/36 (Å)(Ê)	7	7
Series 2007-3305 Class GL 30.171% due 04/15/37 (Å)(Ê)	18	18
Series 2007-3335 Class BF 0.406% due 07/15/19 (Ê)	1,809	1,804
Series 2007-3335 Class FT 0.406% due 08/15/19 (Ê)	4,227	4,215
Series 2009-3540 Class CD 2.000% due 06/15/14	10,257	10,345
Series 2009-3558 Class G 4.000% due 08/15/24	150	156
Series 2009-3563 Class LB 4.000% due 08/15/29	3,828	3,970
Series 2010-3620 Class EL 4.000% due 01/15/30	2,930	3,072
Series 2010-3640 Class JA 1.500% due 03/15/15	13,467	13,514
Series 2010-3653 Class B 4.500% due 04/15/30	5,760	6,229
Series 2010-3704 Class DC 4.000% due 11/15/36	2,815	3,109
Freddie Mac Strips Series 1998-191 Class IO Interest Only STRIP 8.000% due 01/01/28	39	10
Series 1998-194 Class IO Interest Only STRIP 6.500% due 04/01/28	160	28
Series 2001-212 Class IO Interest Only STRIP 6.000% due 05/01/31	189	37
Series 2001-215 Class IO Interest Only STRIP 8.000% due 06/01/31	113	28

196	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2008-256 Class 56 Interest Only STRIP 4.500% due 05/15/23 (Å)	17,944	1,720
GE Capital Commercial Mortgage Corp. Series 2001-1 Class B 6.719% due 05/15/33	1,986	2,016
Series 2001-1 Class C 6.971% due 05/15/33	735	748
Series 2001-1 Class D 7.108% due 05/15/33	2,635	2,681
Series 2001-2 Class A4 6.290% due 08/11/33	6,358	6,506
Series 2002-1A Class A3 6.269% due 12/10/35	629	662
Series 2002-3A Class A1 4.229% due 12/10/37	704	716
Series 2003-C2 Class A4 5.145% due 07/10/37	20	21
Series 2003-C2 Class F 5.518% due 07/10/37 (Þ)	600	614
Series 2004-C2 Class A2 4.119% due 03/10/40	3	2
Series 2005-C1 Class A2 4.353% due 06/10/48	10	10
Series 2005-C3 Class A4 5.046% due 07/10/45	1,217	1,217
Series 2005-C4 Class A4 5.336% due 11/10/45	2,320	2,556
Ginnie Mae I 11.000% due 07/15/13	3	4
10.500% due 10/15/15	21	23
10.500% due 12/15/15	9	9
11.000% due 12/15/15	—	1
10.500% due 01/15/16	4	4
10.500% due 02/15/16	16	17
10.500% due 03/15/16	11	12
10.500% due 05/15/16	5	5
7.000% due 11/15/16	4	4
8.000% due 05/15/17	—	—
11.000% due 06/15/20	19	20
10.500% due 08/15/21	31	35
10.000% due 08/15/22	54	61
8.000% due 12/15/22	12	14
7.500% due 03/15/24	20	23
10.000% due 04/15/25	45	53
8.000% due 07/15/25	1	1
8.000% due 10/15/25	9	11
8.000% due 05/15/30	184	221
8.000% due 08/15/30	1	1
8.000% due 12/15/30	10	13
7.500% due 07/15/31	47	55
8.000% due 11/15/31	2	2
7.500% due 01/15/32	13	15
6.500% due 05/15/37	360	402
6.500% due 07/15/37	18	20
6.500% due 08/15/37	723	806

	Principal Amount ($) or Shares	Market Value $
6.500% due 09/15/37	2,812	3,133
6.500% due 10/15/37	2,171	2,419
6.500% due 11/15/37	2,745	3,059
6.500% due 12/15/37	1,975	2,201
6.500% due 01/15/38	60	67
6.500% due 02/15/38	2,018	2,249
6.500% due 05/15/38	851	948
6.500% due 06/15/38	1,117	1,245
6.500% due 07/15/38	301	336
6.500% due 08/15/38	135	151
6.500% due 09/15/38	655	729
6.500% due 10/15/38	1,741	1,939
6.500% due 11/15/38	3,784	4,215
6.500% due 12/15/38	842	938
6.500% due 01/15/39	4,023	4,482
6.500% due 02/15/39	1,357	1,512
4.500% due 06/15/39	2,053	2,204
4.500% due 07/15/39	937	1,006
5.000% due 08/15/39	929	1,004
4.500% due 10/15/39	93	100
4.500% due 11/15/39	43,853	46,591
30 Year TBA (Ï) 4.000%	48,205	50,080
6.000%	3,000	3,258
6.000%	3,000	3,290
Ginnie Mae II 3.375% due 02/20/23 (Ê)	96	99
3.375% due 03/20/23 (Ê)	52	54
3.625% due 09/20/23 (Ê)	24	25
3.125% due 10/20/23 (Ê)	207	214
3.125% due 12/20/23 (Ê)	14	15
3.625% due 09/20/24 (Ê)	153	158
3.125% due 10/20/24 (Ê)	183	189
3.375% due 01/20/25 (Ê)	61	63
3.375% due 03/20/25 (Ê)	100	104
3.375% due 04/20/25 (Ê)	56	58
3.375% due 05/20/25 (Ê)	42	43
3.375% due 06/20/25 (Ê)	6	6
3.625% due 07/20/25 (Ê)	3	3
2.625% due 08/20/25 (Ê)	5	5
3.125% due 10/20/25 (Ê)	8	9
3.125% due 11/20/26 (Ê)	77	79
8.500% due 11/20/26	26	31
3.375% due 01/20/27 (Ê)	106	110
3.375% due 02/20/27 (Ê)	3	3
3.625% due 07/20/27 (Ê)	81	84
2.625% due 08/20/27 (Ê)	65	68
3.125% due 10/20/27 (Ê)	3	3
3.125% due 11/20/27 (Ê)	2	2
3.375% due 01/20/28 (Ê)	2	2
3.125% due 10/20/29 (Ê)	93	96
3.125% due 11/20/29 (Ê)	94	97
3.375% due 05/20/30 (Ê)	69	72
GMAC Commercial Mortgage Securities, Inc. Series 2001-C1 Class B 6.670% due 04/15/34	1,680	1,704

Russell Strategic Bond Fund	197

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-C3 Class A4 4.547% due 12/10/41	7,840	8,007
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.979% due 05/25/35 (Ê)	6,636	6,145
Government National Mortgage Association Series 1998-23 Class ZA 6.500% due 09/20/28	1,270	1,451
Series 1999-27 Class SE Interest Only STRIP 8.344% due 08/16/29 (Ê)	139	31
Series 1999-44 Class SA Interest Only STRIP 8.294% due 12/16/29 (Ê)	199	48
Series 2000-29 Class S Interest Only STRIP 8.244% due 09/20/30 (Ê)	21	5
Series 2001-46 Class SA Interest Only STRIP 7.324% due 09/16/31 (Ê)	19	4
Series 2002-27 Class SA Interest Only STRIP 7.744% due 05/16/32 (Ê)	31	8
Series 2009-69 Class CN 5.000% due 11/20/38	700	702
Series 2009-93 Class D 5.000% due 10/20/39	2,630	2,657
Series 2009-93 Class DM 5.500% due 04/16/39	1,736	1,874
Series 2010-14 Class A 4.500% due 06/16/39	3,243	3,438
Series 2010-57 Class WS Interest Only STRIP 6.344% due 03/16/38 (Ê)	8,722	1,178
Series 2010-116 Class MP 3.500% due 09/16/40	23,215	24,171
Greenpoint Mortgage Funding Trust Series 2006-AR6 Class A1A 0.336% due 10/25/46 (Ê)	378	344
Series 2006-AR8 Class 1A1A 0.336% due 01/25/47 (Ê)	214	201
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.122% due 10/25/33 (Ê)	951	816
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A7 5.317% due 06/10/36	9,435	10,333
Series 2005-GG3 Class A4 4.799% due 08/10/42	100	107
Series 2006-GG7 Class A4 5.883% due 07/10/38	10,790	11,876
Series 2006-GG7 Class AM 5.883% due 07/10/38	8,300	8,335
Series 2007-GG9 Class A4 5.444% due 03/10/39	30,110	32,187

	Principal Amount ($) or Shares	Market Value $
Series 2007-GG11 Class A2 5.597% due 12/10/49	1,605	1,688
GS Mortgage Securities Corp. II Series 2004-GG2 Class A3 4.602% due 08/10/38	126	127
Series 2006-GG6 Class A4 5.553% due 04/10/38	5,030	5,457
Series 2007-EOP Class A1 0.347% due 03/06/20 (Ê)(Þ)	2,329	2,263
Series 2010-C1 Class A2 4.592% due 08/10/43 (Å)	6,995	7,431
GSMPS Mortgage Loan Trust Series 1998-1 Class A 8.000% due 09/19/27 (Þ)	117	121
Series 1998-3 Class A 7.750% due 09/19/27 (Þ)	115	116
Series 1999-3 Class A 8.000% due 08/19/29 (Þ)	290	279
Series 2005-RP1 Class 1A3 8.000% due 01/25/35 (Þ)	1,197	1,205
Series 2005-RP1 Class 1A4 8.500% due 01/25/35 (Þ)	845	823
Series 2006-RP1 Class 1A2 7.500% due 01/25/36 (Þ)	2,094	1,953
Series 2006-RP1 Class 1A3 8.000% due 01/25/36 (Þ)	1,849	1,768
GSR Mortgage Loan Trust Series 2004-7 Class 1A1 2.574% due 06/25/34	382	356
Series 2004-11 Class 1A1 3.082% due 09/25/34	303	257
Series 2004-12 Class 2A3 3.177% due 12/25/34	281	239
Series 2005-6F Class 1A6 5.250% due 07/25/35	4,385	4,204
Series 2005-AR6 Class 2A1 2.895% due 09/25/35 (Ê)	3,204	3,080
Series 2005-AR7 Class 6A1 5.196% due 11/25/35	2,095	2,048
Series 2006-1F Class 5A2 6.000% due 02/25/36	588	164
Series 2006-2F Class 2A17 5.750% due 02/25/36	3,700	3,165
Series 2006-3F Class 2A3 5.750% due 03/25/36	4,747	4,206
Series 2006-8F Class 4A17 6.000% due 09/25/36	5,419	4,471
Series 2007-AR1 Class 1A1 3.097% due 03/25/37	15,552	9,912
Series 2007-AR1 Class B1 5.373% due 03/25/37	636	3
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A 0.476% due 05/19/35 (Ê)	174	107
Series 2005-4 Class 3A1 2.956% due 07/19/35	1,608	1,312

198	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-5 Class 2A1B 0.546% due 07/19/45 (Ê)	302	101
Series 2005-10 Class 2A1B 0.636% due 11/19/35 (Ê)	731	260
Series 2005-15 Class 2A11 0.526% due 10/20/45 (Ê)	1,065	639
Series 2005-16 Class 2A1A 0.496% due 01/19/36 (Ê)	427	244
Series 2005-16 Class 3A1B 0.596% due 01/19/36 (Ê)	863	234
Series 2006-10 Class 2A1B 0.496% due 11/19/36 (Ê)	1,988	484
Series 2006-14 Class 2A1B 0.456% due 01/25/47 (Ê)	1,490	348
Series 2007-1 Class 2A1A 0.386% due 04/19/38 (Ê)	1,497	891
Impac Secured Assets CMN Owner Trust Series 2005-2 Class A1 0.576% due 03/25/36 (Ê)	798	430
Indymac Index Mortgage Loan Trust Series 2004-AR11 Class 2A 2.756% due 12/25/34	101	77
Series 2005-AR25 Class 1A21 5.457% due 12/25/35	830	633
Series 2005-AR31 Class 1A1 2.687% due 01/25/36	971	605
Series 2006-AR4 Class A1B 0.556% due 05/25/46 (Ê)	4,090	791
Series 2006-AR8 Class A2A3 0.376% due 07/25/46 (Ê)	186	186
Series 2006-AR35 Class 2A1A 0.426% due 01/25/37 (Ê)	7,034	3,678
Series 2007-AR5 Class 1A1 5.147% due 05/25/37	7,997	4,136
JP Morgan Alternative Loan Trust Series 2006-A4 Class A7 6.300% due 09/25/36	15,975	8,298
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3 Class A2 6.044% due 11/15/35	113	113
Series 2001-CIBC Class C 6.633% due 03/15/33	1,380	1,385
Series 2001-CIBC Class D 6.751% due 03/15/33	140	141
Series 2002-C2 Class A2 5.050% due 12/12/34	12,000	12,723
Series 2002-C2 Class B 5.211% due 12/12/34	120	126
Series 2002-CIB4 Class A2 5.822% due 05/12/34	1,396	1,426
Series 2003-C1 Class A2 4.985% due 01/12/37	3,650	3,882
Series 2004-LN2 Class A1 4.475% due 07/15/41	3,285	3,361
Series 2005-LDP4 Class A3A1 4.871% due 10/15/42	3,677	3,736

	Principal Amount ($) or Shares	Market Value $
Series 2006-CB15 Class A4 5.814% due 06/12/43	4,020	4,397
Series 2006-CB16 Class A4 5.552% due 05/12/45	3,960	4,308
Series 2006-LDP7 Class A4 5.872% due 04/15/45	5,405	5,997
Series 2006-LDP7 Class AJ 5.872% due 04/15/45	2,720	2,315
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	3,675	3,922
Series 2006-LDP8 Class A4 5.399% due 05/15/45	3,705	4,048
Series 2007-CB18 Class A4 5.440% due 06/12/47	7,000	7,384
Series 2007-CB20 Class A4 5.794% due 02/12/51	6,400	6,940
Series 2007-CB20 Class AJ 6.096% due 02/12/51	1,700	1,240
Series 2007-LD12 Class A4 5.882% due 02/15/51	400	428
Series 2007-LDPX Class A3 5.420% due 01/15/49	200	209
Series 2010-C1 Class A1 3.853% due 06/15/43 (Þ)	5,614	5,889
Series 2010-C1 Class A3 5.058% due 06/15/43 (Þ)	2,500	2,691
Series 2010-CNTR Class A2 4.311% due 08/05/32 (Þ)	5,345	5,303
JP Morgan Mortgage Trust Series 2005-A1 Class 6T1 5.017% due 02/25/35 (Ê)	542	552
Series 2005-A4 Class 1A1 5.385% due 07/25/35	1,434	1,432
Series 2005-A4 Class 2A1 2.903% due 07/25/35	4,139	3,829
Series 2005-A6 Class 1A2 5.153% due 09/25/35	2,650	2,235
Series 2005-A8 Class 1A1 5.410% due 11/25/35	5,046	4,868
Series 2005-S3 Class 1A2 5.750% due 01/25/36	296	268
Series 2006-A2 Class 2A1 5.741% due 04/25/36	321	288
Series 2006-A3 Class 2A3 5.440% due 05/25/36	845	609
Series 2006-A6 Class 1A2 5.808% due 10/25/36	265	247
Series 2006-A7 Class 3A2 5.925% due 01/25/37	6,955	6,164
Series 2006-S3 Class 1A12 6.500% due 08/25/36	830	767
Series 2006-S4 Class A6 6.000% due 01/25/37	95	93
Series 2007-A1 Class 1A1 3.013% due 07/25/35 (Ê)	470	438
Series 2007-A1 Class 5A2 3.238% due 07/25/35 (Ê)	811	740

Russell Strategic Bond Fund	199

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-A1 Class B1 3.763% due 07/25/35	153	16
Series 2007-A4 Class 3A1 5.883% due 06/25/37	24,707	21,405
Series 2007-A4 Class 3A3 5.883% due 06/25/37	5,309	5,001
Series 2007-S3 Class 1A74 6.000% due 08/25/37	2,410	1,968
Series 2007-S3 Class 1A8 6.000% due 08/25/37	12,242	11,670
LB-UBS Commercial Mortgage Trust Series 2000-C4 Class D 7.700% due 07/15/32	773	774
Series 2000-C5 Class A2 6.510% due 12/15/26	50	50
Series 2001-C2 Class A2 6.653% due 11/15/27	12,555	12,677
Series 2001-C2 Class B 6.799% due 09/15/34	600	611
Series 2002-C2 Class F 5.794% due 07/15/35	939	972
Series 2002-C2 Class G 5.873% due 07/15/35	1,433	1,463
Series 2002-C4 Class A5 4.853% due 09/15/31	1,000	1,054
Series 2003-C3 Class D 4.274% due 02/15/37	395	397
Series 2004-C4 Class A2 4.567% due 06/15/29	636	640
Series 2006-C1 Class A4 5.156% due 02/15/31	9,732	10,597
Series 2007-C1 Class A4 5.424% due 02/15/40	8,205	8,789
Series 2007-C7 Class A3 5.866% due 09/15/45	7,820	8,374
Lehman Mortgage Trust Series 2005-2 Class 2A3 5.500% due 12/25/35	602	573
Series 2006-8 Class 2A1 0.676% due 12/25/36 (Ê)	7,880	4,478
Series 2007-8 Class 3A1 7.250% due 09/25/37	13,955	7,753
Luminent Mortgage Trust Series 2006-2 Class A1A 0.456% due 02/25/46 (Ê)	2,998	1,699
Series 2006-6 Class A1 0.456% due 10/25/46 (Ê)	1,179	748
Mastr Adjustable Rate Mortgages Trust Series 2004-10 Class 2A2 3.391% due 10/25/34	8	4
Series 2005-1 Class B1 3.514% due 03/25/35	1,118	112
Series 2005-6 Class 7A1 5.356% due 06/25/35	492	434
Series 2006-1 Class I2A3 1.093% due 01/25/47 (Ê)	3,445	1,641

	Principal Amount ($) or Shares	Market Value $
Series 2006-2 Class 3A1 3.544% due 01/25/36	366	320
Series 2006-2 Class 4A1 4.968% due 02/25/36	3,155	3,004
Series 2006-OA2 Class 4A1B 1.553% due 12/25/46 (Ê)	12,354	4,220
Mastr Alternative Loans Trust Series 2003-4 Class B1 5.728% due 06/25/33	1,409	977
Series 2003-6 Class 3A1 8.000% due 09/25/33	45	46
Mastr Reperforming Loan Trust Series 2005-1 Class 1A5 8.000% due 08/25/34 (Þ)	765	775
Series 2005-2 Class 1A4 8.000% due 05/25/35 (Þ)	1,254	1,183
Mastr Specialized Loan Trust Series 2005-2 Class A2 5.006% due 07/25/35 (Þ)	435	430
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.736% due 06/15/30 (Ê)	619	602
Merrill Lynch Alternative Note Asset Series 2007-OAR3 Class A1 0.446% due 07/25/47 (Ê)	321	185
Merrill Lynch Floating Trust Series 2006-1 Class A1 0.326% due 06/15/22 (Ê)(Þ)	1,910	1,862
Series 2008-LAQA Class A1 0.795% due 07/09/21 (Ê)(Þ)	4,799	4,479
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.466% due 02/25/36 (Ê)	607	459
Merrill Lynch Mortgage Trust Series 2002-MW1 Class J 5.695% due 07/12/34 (Þ)	740	386
Series 2005-CIP1 Class A2 4.960% due 07/12/38	55	57
Series 2005-CIP1 Class AM 5.107% due 07/12/38	2,485	2,519
Series 2008-C1 Class A4 5.690% due 02/12/51	4,953	5,292
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	900	925
Series 2007-8 Class A3 5.965% due 08/12/49	1,100	1,199
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.256% due 10/25/35 (Ê)	222	190
Series 2005-3 Class 5A 0.506% due 11/25/35 (Ê)	1,113	988
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	2,950	2,974

200	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-FNV1 Class G 6.120% due 03/15/31 (Þ)	128	130
Series 2004-IQ8 Class A3 4.500% due 06/15/40	10	10
Series 2005-IQ9 Class A5 4.700% due 07/15/56	820	876
Series 2005-IQ10 Class AAB 5.178% due 09/15/42	4,113	4,351
Series 2006-HQ9 Class A4 5.731% due 07/12/44	7,829	8,692
Series 2006-IQ11 Class A4 5.761% due 10/15/42	10,000	11,167
Series 2006-T23 Class A1 5.682% due 08/12/41	17	17
Series 2007-IQ13 Class A4 5.364% due 03/15/44	4,921	5,163
Series 2007-IQ13 Class AM 5.406% due 03/15/44	3,000	2,743
Series 2007-IQ16 Class A4 5.809% due 12/12/49	3,100	3,253
Series 2007-T27 Class A4 5.649% due 06/11/42	760	843
Series 2008-T29 Class A4 6.280% due 01/11/43	3,690	4,214
Morgan Stanley Dean Witter Capital I Series 2001-FRMA Class E 6.691% due 07/12/16 (Þ)	795	812
Series 2001-PGMA Class G 7.443% due 03/11/16 (Þ)	100	101
Series 2001-TOP1 Class E 7.241% due 02/15/33 (Þ)	380	372
Series 2001-TOP3 Class C 6.790% due 07/15/33	840	903
Series 2002-TOP7 Class B 6.080% due 01/15/39	500	528
Morgan Stanley Mortgage Loan Trust Series 2006-2 Class 6A 6.500% due 02/25/36	2,520	2,036
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A 5.808% due 08/12/45 (Þ)	400	436
MortgageIT Trust Series 2006-1 Class 2A1B 0.536% due 04/25/36 (Ê)	9	2
NCUA Guaranteed Notes Series 2010-R1 Class 1A 0.706% due 10/07/20 (Ê)	21,200	21,200
Series 2010-R1 Class 2A 1.840% due 10/07/20	18,680	18,725
Nomura Asset Acceptance Corp. Series 2005-WF1 Class 2A2 4.786% due 03/25/35	955	882
OBP Depositor LLC Trust Series 2010-OBP Class A 4.646% due 07/15/45 (Þ)	3,810	4,088
PHH Alternative Mortgage Trust Series 2007-3 Class A1 0.366% due 07/25/37 (Ê)	2,039	1,906

	Principal Amount ($) or Shares	Market Value $
Prime Mortgage Trust Series 2004-CL1 Class 1A1 6.000% due 02/25/34	196	204
Series 2004-CL1 Class 1A2 0.656% due 02/25/34 (Ê)	90	82
Series 2004-CL1 Class 2A2 0.656% due 02/25/19 (Ê)	16	15
RBSCF Trust Series 2010-MB1 Class A2 3.686% due 04/15/24 (Þ)	5,725	6,047
RBSSP 2010 10 1A1 Series 2010-10 Class 1A1 0.441% due 06/26/47 (Å)(Ê)	14,040	11,092
Residential Accredit Loans, Inc. Series 2003-QS10 Class A12 7.794% due 05/25/33 (Ê)	4,202	801
Series 2004-QS5 Class A1 4.600% due 04/25/34	813	808
Series 2005-QS7 Class A1 5.500% due 06/25/35	592	533
Series 2005-QS13 Class 2A3 5.750% due 09/25/35	8,187	7,292
Series 2005-QS14 Class 2A1 6.000% due 09/25/35	3,952	3,115
Series 2005-QS17 Class A10 6.000% due 12/25/35	1,200	901
Series 2006-QO1 Class 1A1 0.516% due 02/25/46 (Ê)	412	160
Series 2006-QO1 Class 2A1 0.526% due 02/25/46 (Ê)	508	200
Series 2006-QO10 Class A1 0.416% due 01/25/37 (Ê)	605	345
Series 2007-QO4 Class A1 0.456% due 05/25/47 (Ê)	16,088	9,526
Series 2007-QS6 Class A1 0.586% due 04/25/37 (Ê)	13,808	7,507
Residential Asset Mortgage Products, Inc. Series 2004-SL1 Class A3 7.000% due 11/25/31	16	16
Series 2004-SL4 Class A3 6.500% due 07/25/32	228	238
Residential Asset Securitization Trust Series 2005-A14 Class A5 5.500% due 12/25/35	3,943	3,434
Series 2006-A11 Class 1A4 6.250% due 10/25/36	500	311
Series 2006-A9CB Class A6 6.000% due 09/25/36	3,137	1,865
Residential Funding Mortgage Securities I Series 2003-S7 Class A7 5.500% due 05/25/33	3,095	3,276
Series 2005-SA4 Class 1A21 3.253% due 09/25/35	1,881	1,381
Series 2005-SA4 Class 2A1 3.209% due 09/25/35	2,689	2,101
Series 2006-S10 Class 1A7 6.000% due 10/25/36	3,000	2,590

Russell Strategic Bond Fund	201

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-SA3 Class 3A1 6.056% due 09/25/36	1,145	891
Series 2006-SA4 Class 2A1 6.068% due 11/25/36	754	567
Series 2007-S5 Class A9 6.000% due 05/25/37	875	103
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-C1 Class C 6.729% due 12/18/35	105	106
Series 2001-C2 Class C 6.842% due 11/13/36	1,600	1,668
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16 Class 3A1 2.698% due 11/25/34	4,027	3,505
Series 2004-18 Class 5A 5.500% due 12/25/34	399	377
Series 2004-20 Class 3A1 2.645% due 01/25/35	1,869	1,447
Series 2005-17 Class 3A1 2.707% due 08/25/35	43	35
Series 2005-22 Class 4A2 5.295% due 12/25/35	133	21
Series 2005-19XS Class 1A1 0.576% due 10/25/35 (Ê)	529	365
Series 2006-1 Class 2A3 5.597% due 02/25/36	1,114	124
Series 2006-5 Class 5A4 5.438% due 06/25/36	287	44
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A3 0.506% due 07/19/35 (Ê)	329	302
Series 2005-AR8 Class A2 1.833% due 02/25/36 (Ê)	2,768	1,739
Series 2006-AR2 Class A2 0.566% due 02/25/36 (Ê)	283	86
Series 2006-AR5 Class 1A2 0.516% due 05/25/46 (Ê)	550	157
Series 2006-AR6 Class 1A3 0.446% due 07/25/46 (Ê)	1,371	719
Series 2007-AR1 Class 1A2 0.456% due 01/25/37 (Ê)	4,766	1,218
Structured Asset Securities Corp. Series 2003-26A Class 3A5 2.754% due 09/25/33	2,451	2,071
Series 2004-12H Class 1A 6.000% due 05/25/34	271	266
Series 2005-6 Class B2 5.292% due 05/25/35	364	16
Series 2005-14 Class 1A4 23.385% due 07/25/35 (Ê)	1,316	1,521
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.627% due 04/25/37 (Ê)	12,771	10,978

	Principal Amount ($) or Shares	Market Value $
Suntrust Alternative Loan Trust Series 2006-1F Class 3A 0.606% due 04/25/36 (Ê)	1,116	380
Thornburg Mortgage Securities Trust Series 2006-5 Class A1 0.376% due 10/25/46 (Ê)	3,714	3,648
Series 2006-6 Class A1 0.366% due 11/25/46 (Ê)	1,035	1,008
Vornado DP LLC Series 2010-VNO Class A2FX 4.004% due 09/13/28 (Þ)	9,150	9,261
Wachovia Bank Commercial Mortgage Trust Series 2003-C4 Class D 5.040% due 04/15/35	754	781
Series 2004-C14 Class A2 4.368% due 08/15/41	1,925	2,006
Series 2005-C20 Class A4 5.243% due 07/15/42	270	270
Series 2005-C20 Class A5 5.087% due 07/15/42	60	61
Series 2006-C29 Class E 5.516% due 11/15/48	2,682	850
Series 2006-WL7A Class A1 0.346% due 09/15/21 (Ê)(Þ)	9,354	8,668
Series 2007-C32 Class A2 5.739% due 06/15/49	2,530	2,633
Series 2007-WHL8 Class A1 0.336% due 06/15/20 (Ê)(Þ)	3,210	2,830
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-1 Class 4CB 6.500% due 02/25/36	13,208	8,569
Series 2006-5 Class 3A2 6.000% due 07/25/36	459	331
Series 2006-AR2 Class A1A 1.293% due 04/25/46 (Ê)	1,435	777
Series 2006-AR6 Class 1A 0.446% due 07/25/46 (Ê)	691	395
Series 2006-AR8 Class 2A 1.203% due 10/25/46 (Ê)	2,409	1,100
Series 2006-AR9 Class 2A 1.193% due 11/25/46 (Ê)	2,757	1,242
Series 2007-OA1 Class 2A 1.062% due 12/25/46 (Ê)	18,964	8,562
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR9 Class 1A 1.753% due 08/25/42 (Ê)	161	141
Series 2004-AR1 Class A 2.785% due 03/25/34	169	162
Series 2004-CB3 Class 1A 6.000% due 10/25/34	289	296
Series 2005-AR6 Class B3 0.916% due 04/25/45 (Ê)(Þ)	1,689	93
Series 2005-AR8 Class 2A1A 0.546% due 07/25/45 (Ê)	808	651

202	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR11 Class A1A 0.576% due 08/25/45 (Ê)	964	809
Series 2005-AR13 Class A1A1 0.546% due 10/25/45 (Ê)	2,950	2,395
Series 2005-AR14 Class 1A1 4.070% due 12/25/35	743	727
Series 2005-AR15 Class A1B1 0.506% due 11/25/45 (Ê)	57	56
Series 2005-AR17 Class A1A1 0.526% due 12/25/45 (Ê)	338	277
Series 2005-AR17 Class A1A2 0.546% due 12/25/45 (Ê)	506	378
Series 2005-AR17 Class A1B1 0.506% due 12/25/45 (Ê)	11	11
Series 2005-AR19 Class A1A2 0.546% due 12/25/45 (Ê)	823	611
Series 2006-AR7 Class 2A 1.333% due 07/25/46 (Ê)	8,272	5,047
Series 2006-AR8 Class 1A5 5.738% due 08/25/46	214	38
Series 2006-AR8 Class 2A3 6.031% due 08/25/36 (Ê)	145	30
Series 2006-AR10 Class 1A1 5.867% due 09/25/36	1,473	1,202
Series 2006-AR11 Class 2A 3.213% due 09/25/46 (Ê)	475	341
Series 2006-AR14 Class 1A4 5.501% due 11/25/36	6,042	4,481
Series 2007-HY3 Class 4A1 5.051% due 03/25/37	6,647	5,666
Series 2007-HY3 Class 4B1 5.051% due 03/25/37	1,758	108
Wells Fargo Alternative Loan Trust Series 2007-PA2 Class 1A1 6.000% due 06/25/37	2,136	1,893
Series 2007-PA6 Class A1 6.254% due 12/28/37	10,489	7,731
Wells Fargo Commercial Mortgate Trust Series 2010-C1 Class A2 4.393% due 10/15/57 (Å)	5,850	6,025
Wells Fargo Mortgage Backed Securities Trust Series 2003-K Class 1A2 4.463% due 11/25/33 (Ê)	338	352
Series 2003-N Class 1A1 4.565% due 12/25/33 (Ê)	1,642	1,716
Series 2004-AA Class A1 4.983% due 12/25/34 (Ê)	1,101	1,084
Series 2004-CC Class A1 4.906% due 01/25/35 (Ê)	1,910	1,863
Series 2004-E Class A2 4.500% due 05/25/34 (Ê)	239	244
Series 2004-EE Class 2A1 2.865% due 12/25/34 (Ê)	103	101
Series 2004-H Class A1 4.532% due 06/25/34 (Ê)	162	160
Series 2004-I Class 1A1 3.039% due 07/25/34	1,013	1,017

	Principal Amount ($) or Shares	Market Value $
Series 2004-T Class A1 2.888% due 09/25/34 (Ê)	267	267
Series 2005-11 Class 1A3 5.500% due 11/25/35	96	57
Series 2005-12 Class 1A7 5.500% due 11/25/35	1,650	1,137
Series 2005-14 Class 2A1 5.500% due 12/25/35	2,770	2,797
Series 2005-17 Class 1A1 5.500% due 01/25/36	1,550	1,508
Series 2005-17 Class 1A2 5.500% due 01/25/36	1,281	606
Series 2005-18 Class 2A10 21.794% due 01/25/36 (Ê)	1,258	1,456
Series 2005-AR2 Class 2A2 2.858% due 03/25/35 (Ê)	87	81
Series 2005-AR5 Class 1A1 5.094% due 04/25/35 (Ê)	6,236	6,171
Series 2005-AR8 Class 2A1 2.921% due 06/25/35	662	648
Series 2005-AR11 Class 1A1 3.321% due 06/25/35 (Ê)	820	820
Series 2005-AR16 Class 2A1 2.968% due 10/25/35	8,420	8,120
Series 2005-AR16 Class 7A1 5.215% due 10/25/35 (Ê)	2,512	2,478
Series 2006-2 Class 2A3 5.500% due 03/25/36	2,535	2,369
Series 2006-4 Class 1A8 5.750% due 04/25/36	555	545
Series 2006-4 Class 2A3 5.750% due 04/25/36	614	363
Series 2006-6 Class 1A2 5.750% due 05/25/36	1,063	976
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	13,900	12,770
Series 2006-7 Class 2A1 6.000% due 06/25/36	1,966	1,868
Series 2006-8 Class A15 6.000% due 07/25/36	1,199	1,124
Series 2006-10 Class A19 6.000% due 08/25/36	1,433	1,404
Series 2006-AR1 Class 2A2 5.452% due 03/25/36 (Ê)	5,641	5,623
Series 2006-AR2 Class 2A1 4.339% due 03/25/36	2,196	1,948
Series 2006-AR4 Class 1A1 5.799% due 04/25/36 (Ê)	1,991	1,829
Series 2006-AR5 Class 2A1 5.451% due 04/25/36 (Ê)	699	587
Series 2006-AR6 Class 7A1 5.076% due 03/25/36 (Ê)	8,218	7,953
Series 2006-AR10 Class 4A1 5.404% due 07/25/36 (Ê)	3,819	3,048
Series 2006-AR10 Class 5A1 5.428% due 07/25/36 (Ê)	1,392	1,124
Series 2006-AR11 Class A7 5.287% due 08/25/36	2,608	979

Russell Strategic Bond Fund	203

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR12 Class 1A2 5.837% due 09/25/36 (Ê)	642	113
Series 2006-AR12 Class 2A1 5.959% due 09/25/36	3,465	3,130
Series 2006-AR14 Class 1A7 5.764% due 10/25/36	16,900	15,117
Series 2006-AR14 Class 2A4 5.871% due 10/25/36 (Ê)	958	101
Series 2006-AR17 Class A1 5.043% due 10/25/36 (Ê)	12,881	10,410
Series 2006-AR18 Class 2A2 5.494% due 11/25/36	575	162
Series 2006-AR19 Class A1 5.480% due 12/25/36	3,410	3,135
Series 2007-4 Class A15 6.000% due 04/25/37	1,044	950
Series 2007-4 Class A21 5.500% due 04/25/37	832	764
Series 2007-6 Class A6 6.000% due 05/25/37	711	643
Series 2007-7 Class A49 6.000% due 06/25/37	2,404	2,128
Series 2007-8 Class 2A2 6.000% due 07/25/37	1,547	1,473
Series 2007-9 Class 1A3 5.500% due 07/25/37	405	331
Series 2007-11 Class A85 6.000% due 08/25/37	316	298
Series 2007-11 Class A90 6.000% due 08/25/37	1,562	1,434
Series 2007-11 Class A96 6.000% due 08/25/37	1,995	1,876
Series 2007-13 Class A1 6.000% due 09/25/37	3,083	3,123
Series 2007-13 Class A7 6.000% due 09/25/37	1,405	1,342

		2,756,313

Municipal Bonds - 1.4%
Chicago Transit Authority Revenue Bonds 6.300% due 12/01/21	500	558
6.899% due 12/01/40	5,200	5,415
City of Chicago Illinois General Obligation Unlimited 5.000% due 12/01/24 (µ)	17,715	18,740
City of Colorado Springs Colorado Revenue Bonds 5.000% due 11/15/33	200	207
County of Clark Nevada Revenue Bonds 6.820% due 07/01/45	1,200	1,281
County of Cook Illinois General Obligation Unlimited 5.000% due 11/15/26 (µ)	15,000	15,806
East Baton Rouge Sewerage Commission Revenue Bonds 6.087% due 02/01/45	1,800	1,828

	Principal Amount ($) or Shares		Market Value $
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23		375	347
Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34		800	874
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57		6,010	6,174
7.055% due 04/01/57		4,545	4,288
New Jersey Economic Development Authority Revenue Bonds 1.292% due 06/15/13 (Ê)		3,900	3,908
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41		100	104
San Diego Redevelopment Agency Tax Allocation 7.625% due 09/01/30		500	496
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		1,090	862
State of California General Obligation Unlimited 7.500% due 04/01/34		4,725	4,929
7.950% due 03/01/36		4,435	4,650
5.650% due 04/01/39 (Ê)		700	753
7.550% due 04/01/39		9,030	9,434
7.625% due 03/01/40		5,475	5,780
State of Illinois General Obligation Unlimited 4.071% due 01/01/14		600	617
6.900% due 03/01/35		1,000	983
6.725% due 04/01/35		600	584
7.350% due 07/01/35		6,700	6,869
State of Louisiana Revenue Bonds 3.000% due 05/01/43 (Ê)		4,200	4,243
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		2,375	1,843
Tobacco Settlement Financing Corp. Revenue Bonds 5.500% due 06/01/26		1,500	1,686

			103,259

Non-US Bonds - 1.2%
Argentina Government International Bond 6.500% due 12/15/35	EUR	23,460	3,712
Banco Santander Chile 6.500% due 09/22/20	CLP	89,000	180
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	13,461	7,783
10.000% due 01/01/17	BRL	6,850	3,823
Byggingarsjodur Verkamanna Series 2 3.750% due 04/15/34	ISK	351,326	3,244

204	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 3 3.750% due 06/15/44	ISK	714,460	6,686
Canadian Government Bond 2.000% due 12/01/14	CAD	4,000	3,954
4.500% due 06/01/15	CAD	400	438
Colombia Government International Bond 7.750% due 04/14/21	COP	2,746,000	1,813
Federative Republic of Brazil 12.500% due 01/05/22	BRL	2,500	1,776
10.250% due 01/10/28	BRL	3,205	2,041
Granite Mortgages PLC Series 2003-3 Class 2A 1.380% due 01/20/44 (Ê)	EUR	1,755	2,289
Series 2004-3 Class 2A2 1.019% due 09/20/44 (Ê)	EUR	725	946
Hellas Telecommunications Luxembourg V Series REGS 4.835% due 10/15/12 (Ê)	EUR	1,890	638
Impress Holdings BV Series REGS 3.960% due 09/15/13 (Ê)	EUR	875	1,213
Mexican Bonos Series M 20 10.000% due 12/05/24	MXN	36,082	3,927
Series MI10 9.000% due 12/20/12	MXN	134,200	11,803
Mexican Bonos Desarr 7.250% due 12/15/16	MXN	61,950	5,440
Morgan Stanley 1.029% due 03/01/13 (Ê)	EUR	3,000	3,974
Province of Ontario Canada 4.200% due 06/02/20	CAD	3,545	3,668
4.600% due 06/02/39	CAD	900	936
Queensland Treasury Corp. 6.250% due 06/14/19	AUD	2,880	2,938
Rhodia SA Series REGS 3.585% due 10/15/13 (Ê)	EUR	641	890
United Kingdom Gilt 3.750% due 09/07/19	GBP	5,750	9,740
4.250% due 12/07/40	GBP	2,795	4,533

			88,385

United States Government Agencies - 1.3%
Fannie Mae
4.625% due 10/15/13		1,400	1,563
0.750% due 12/18/13		300	301
5.000% due 03/15/16		600	705
Federal Home Loan Banks 4.500% due 09/13/19		18,700	21,319
Federal Home Loan Mortgage Corp. 0.340% due 10/12/12 (Ê)		30,985	31,069
Federal National Mortgage Association 0.286% due 10/18/12 (Ê)		15,490	15,499
1.625% due 10/26/15		14,245	14,381
Zero coupon due 10/09/19		11,255	7,485

	Principal Amount ($) or Shares	Market Value $
Freddie Mac 5.250% due 04/18/16	200	238
Small Business Administration Participation Certificates Series 1997-20D Class 1 7.500% due 04/01/17	776	858
Tennessee Valley Authority 4.625% due 09/15/60	2,600	2,609

		96,027

United States Government Treasuries - 7.1%
United States Treasury Principal Only STRIP Zero coupon due 08/15/19	11,700	9,287
United States Treasury Inflation Indexed Bonds 2.000% due 01/15/16 (Æ)	13,738	15,298
1.875% due 07/15/19	3,681	4,161
1.250% due 07/15/20 (Æ)	5,606	6,019
2.375% due 01/15/25 (Æ)	43,945	52,401
2.375% due 01/15/27 (Æ)	32,908	39,508
1.750% due 01/15/28 (Æ)	417	461
3.625% due 04/15/28	135	188
2.500% due 01/15/29 (Æ)	6,609	8,131
3.875% due 04/15/29 (Æ)	2,125	3,076
United States Treasury Notes 0.750% due 09/15/13	2,345	2,363
0.500% due 10/15/13	20,635	20,633
2.500% due 04/30/15 (Ñ)	3,588	3,823
1.750% due 07/31/15	23,755	24,462
1.250% due 09/30/15	21,340	21,440
1.250% due 10/31/15	11,230	11,269
3.000% due 08/31/16	14,635	15,860
3.000% due 09/30/16	62,890	68,113
3.250% due 12/31/16	1,700	1,861
3.125% due 04/30/17	30,445	33,023
1.875% due 08/31/17	15,370	15,389
3.375% due 11/15/19	4,675	5,018
3.625% due 02/15/20	22,605	24,680
2.625% due 08/15/20	17,335	17,351
Principal Only STRIP Zero coupon due 11/15/21	21,842	15,459
8.000% due 11/15/21	14,725	22,005
6.250% due 08/15/23	9,430	12,607
5.000% due 05/15/37	3,200	3,777
4.250% due 05/15/39	1,150	1,200
4.375% due 05/15/40	26,115	27,817
3.875% due 08/15/40 (Ñ)	18,450	18,058

		504,738

Total Long-Term Investments (cost $6,388,512)		6,467,619

Russell Strategic Bond Fund	205

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Investments in Other Funds - 0.5%
Financial Services - 0.5%
Pacific Investment Management Co. Series High Yield Portfolio Institutional	2,144,737	(¥)	16,729
PIMCO Emerging Markets Fund	3,084,564	(¥)	17,983

Total Investments in Other Funds (cost $32,748)			34,712

Preferred Stocks - 0.1%
Consumer Discretionary - 0.0%
Motors Liquidation Co.	420,000		3,540

Financial Services - 0.1%
Centaur Funding Corp.	2,174		2,341
DG Funding Trust (Å)	479		3,683
Federal Home Loan Mortgage Corp.	479,700		240
Federal National Mortgage Association	267,075		105

			6,369

Total Preferred Stocks (cost $26,290)			9,909

Warrants & Rights - 0.0%
Warrants and Rights - 0.0%
Charter Communications, Inc. (Æ)	13,144		—

Total Warrants & Rights (cost $72)			—

Short-Term Investments - 12.0%
Ally Financial, Inc. 6.875% due 09/15/11 (Ñ)	7,600		7,817
Series * 7.250% due 03/02/11	5,375		5,449
5.375% due 06/06/11	6,800		6,876
6.875% due 09/15/11	1,315		1,358
American Airlines Pass Through Trust 2001-01 6.817% due 05/23/11	1,290		1,313
American Airlines Pass Through Trust 2001-02 6.978% due 04/01/11	232		236
American General Finance Corp. 0.649% due 08/17/11 (Ê)	10,000		9,472
BNP Paribas Financial, Inc. 0.230% due 11/18/10 (ž)	15,445		15,443
Continental Airlines 2001-1 Class A-2 Pass Through Trust Series 01A2 6.503% due 06/15/11 (Ñ)	3,995		4,095
Countrywide Financial Corp. 5.125% due 02/17/11	100		161

	Principal Amount ($) or Shares	Market Value $
CSC Holdings LLC Series B 7.625% due 04/01/11 (Ñ)	750	765
DCP Midstream LLC 6.875% due 02/01/11	110	112
Delta Air Lines 2000-1 Class A-1 Pass Through Trust Series 01A1 6.619% due 03/18/11	200	203
Delta Air Lines 2000-1 Class A-2 Pass Through Trust Series 00A2 7.570% due 11/18/10 (Ñ)	9,445	9,492
Delta Air Lines 2001-1 Class A-2 Pass Through Trust Series 01A2 7.111% due 09/18/11	750	786
Deutsche Bank AG Zero coupon due 04/07/11	EGP 99,925	16,611
Developers Diversified Realty Corp. 5.250% due 04/15/11	120	120
Dexia Credit Local SA 0.940% due 09/23/11 (Ê)(Þ)	3,000	3,010
DPL, Inc. 6.875% due 09/01/11	2,116	2,221
Ford Motor Credit Co. LLC 8.625% due 11/01/10 (Ñ)	100	100
7.375% due 02/01/11	2,100	2,129
9.875% due 08/10/11 (Ñ)	400	424
7.250% due 10/25/11	100	105
General Electric Capital Corp. Series GMTN 5.500% due 04/28/11 (Ñ)	400	410
HCP, Inc. 5.950% due 09/15/11	6,845	7,098
International Lease Finance Corp. 4.950% due 02/01/11 (Ñ)	3,200	3,216
5.450% due 03/24/11	1,790	1,799
5.750% due 06/15/11 (Ñ)	6,630	6,704
1.058% due 08/15/11 (Ê)	3,800	5,116
JPMorgan Chase & Co. 5.600% due 06/01/11	235	242
Keycorp 0.892% due 11/22/10 (Ê)	7,060	9,814
Lehman Brothers Holdings, Inc. Zero coupon due 07/18/11	900	191
Midamerican Funding LLC 6.750% due 03/01/11	1,200	1,225
National City Bank of Kentucky Series BKNT 6.300% due 02/15/11	705	716
National City Corp. 4.000% due 02/01/11	3,800	3,814
Nisource Finance Corp. 7.875% due 11/15/10	1,855	1,859
Petroleum Export, Ltd. 5.265% due 06/15/11 (Ñ)(Þ)	81	81

206	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Protective Life Secured Trusts 0.416% due 11/09/10 (Ê)	4,600		4,600
Qwest Corp. 7.875% due 09/01/11 (Ñ)	6,750		7,113
Reckson Operating Partnership, LP 5.150% due 01/15/11	592		594
Russell U.S. Cash Management Fund (£)	617,517,106	(¥)	617,517
Telecom Italia Capital SA 0.899% due 07/18/11 (Ê)(Ñ)	1,600		1,598
6.200% due 07/18/11 (Ñ)	1,810		1,875
United States Treasury Bills Zero coupon due 11/04/10 (ç)(Ñ)(ž)	26,440		26,439
0.143% due 12/02/10 (ç)	280		280
0.150% due 12/02/10 (ž)	100		100
0.152% due 12/09/10 (ç)(ž)	310		310
0.137% due 01/13/11	505		505
0.193% due 01/13/11 (ž)	2,300		2,299
0.165% due 02/10/11	106		106
0.167% due 02/10/11	35		35
0.169% due 02/10/11	175		175
0.171% due 02/10/11	195		195
0.175% due 02/10/11	192		192
0.176% due 02/10/11	185		185
0.184% due 02/10/11 (ž)	540		540
United States Treasury Inflation Indexed Bonds 3.500% due 01/15/11 (Æ)	8,209		8,268
United States Treasury Notes 0.875% due 04/30/11	52,185		52,364
UnitedHealth Group, Inc. 5.250% due 03/15/11	20		20
Wachovia Corp. 0.419% due 10/15/11 (Ê)	3,800		3,803
Yum! Brands, Inc. 8.875% due 04/15/11	460		477

Total Short-Term Investments (cost $858,527)			860,173

Repurchase Agreements - 3.2%
Agreement with Barclays Capital, Inc. and State Street Bank (Tri-Party) of $14,800 dated October 29, 2010, at 0.230% to be repurchased at $14,800 on November 1, 2010 collateralized by: $14,995 par various United States Treasury Obligations, valued at $15,070	14,800		14,800
Agreement with Citigroup Global Markets, Inc. and State Street Bank (Tri-Party) of $162,600 dated October 29, 2010, at 0.230% to be repurchased at $162,603 on November 1, 2010 collateralized by: $164,890 par various United States Treasury Obligations, valued at $165,766	162,600		162,600

	Principal Amount ($) or Shares		Market Value $
Agreement with Toronto Dominion Securities (USA) LLC and State Street Bank (Tri-Party) of $48,700 dated October 29, 2010, at 0.230% to be repurchased at $48,701 on November 1, 2010 collateralized by: $33,475 par various United States Treasury Obligations, valued at $49,250	48,700		48,700

Total Repurchase Agreements (cost $226,100)			226,100

Other Securities - 4.0%
Russell U.S. Cash Collateral Fund (×)	200,471,832	(¥)	200,472
State Street Securities Lending Quality Trust (×)	86,584,563	(¥)	86,344

Total Other Securities (cost $287,057)			286,816

Total Investments - 110.1% (identified cost $7,819,543)			7,885,329

Other Assets and Liabilities, Net - (10.1%)			(726,040)

Net Assets - 100.0%			7,159,289

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	207

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	8	EUR	1,969	12/11	(2)
Euribor Futures (Germany)	8	EUR	1,968	03/12	(2)
Euribor Futures (Germany)	8	EUR	1,966	06/12	(2)
Euribor Futures (Germany)	8	EUR	1,964	09/12	(2)
Euro Bobl Futures (Germany)	506	EUR	60,538	12/10	(1,113)
Euro Bund Futures (Germany)	163	EUR	21,064	12/10	(314)
Eurodollar Futures (CME)	1,485	USD	369,895	03/11	714
Eurodollar Futures (CME)	745	USD	185,505	06/11	310
Eurodollar Futures (CME)	122	USD	30,360	09/11	106
Eurodollar Futures (CME)	146	USD	36,305	12/11	85
Eurodollar Futures (CME)	173	USD	42,982	03/12	101
Eurodollar Futures (CME)	124	USD	30,775	06/12	118
Eurodollar Futures (CME)	86	USD	21,318	09/12	22
Eurodollar Futures (CME)	11	USD	2,722	12/12	1
Eurodollar Futures (CME)	10	USD	2,471	03/13	—
Eurodollar Futures (CME)	12	USD	2,958	06/13	(1)
Eurodollar Futures (CME)	10	USD	2,460	09/13	(1)
Long Gilt Bond Futures (UK)	7	GBP	864	12/10	(79)
Three Month Short Sterling Interest Rate Futures (UK)	17	GBP	2,101	12/11	(3)
Three Month Short Sterling Interest Rate Futures (UK)	17	GBP	2,095	03/12	(4)
Three Month Short Sterling Interest Rate Futures (UK)	18	GBP	2,222	06/12	(4)
Three Month Short Sterling Interest Rate Futures (UK)	17	GBP	2,092	09/12	(3)
Ultra Long United States Treasury Bond Futures	321	USD	43,285	12/10	(613)
United States Treasury 30 Year Bond Futures	1,435	USD	187,895	12/10	(3,710)
United States Treasury 2 Year Note Futures	520	USD	114,392	12/10	315
United States Treasury 5 Year Note Futures	2,265	USD	275,374	12/10	2,127
United States Treasury 10 Year Note Futures	2,292	USD	289,437	12/10	766

Short Positions
Euro Bobl Futures (Germany)	13	EUR	1,555	12/10	(176)
Eurodollar Futures (CME)	3	USD	748	12/10	(6)
Japanese Government 10 Year Bond Futures (Japan)	43	JPY	6,157,600	12/10	(1,049)
United States Treasury 30 Year Bond Futures	169	USD	22,128	12/10	431
United States Treasury 2 Year Note Futures	463	USD	101,853	12/10	(384)
United States Treasury 5 Year Note Futures	259	USD	31,489	12/10	(328)
United States Treasury 10 Year Note Futures	1,151	USD	145,350	12/10	(697)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(3,397)

See accompanying notes which are an integral part of the financial statements.

208	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Forward Volatility
Agreements
Oct 2011 0.00 Call (1)	USD	32,000	(341)
Oct 2011 0.01 Call (1)	USD	10,400	(58)
Nov 2011 0.00 Call (1)	USD	25,800	(270)
Inflationary Floor Options
Sep 2020 0.00 Put (1)	USD	3,300	(30)
Mar 2020 0.00 Put (1)	USD	3,600	(32)
Mar 2020 0.00 Put (1)	USD	1,300	(11)
Apr 2020 0.00 Put (1)	USD	8,800	(79)

Swaptions
(Fund Receives/Fund Pays)
USD 3 Month LIBOR/USD 1.640%
Apr 2011 0.00 Call(1)		45,100	(403)
USD 3 Month LIBOR/USD 2.765%
Apr 2011 0.00 Call(1)		59,800	(1,133)
USD 3 Month LIBOR/USD 2.855%
Apr 2011 0.00 Call(1)		27,800	(638)
USD 3 Month LIBOR/USD 1.350%
Dec 2010 0.00 Call (1)		30,500	(79)
USD 3.000%/USD 3 Month LIBOR
Oct 2011 0.00 Call(1)		9,600	(56)
USD 3 Month LIBOR/USD 1.250%
Feb 2011 0.00 Call (1)		51,000	(116)
USD 3 Month LIBOR/USD 1.350%
Dec 2010 0.00 Call (1)		79,400	(207)
USD 3 Month LIBOR/USD 2.250%
Dec 2010 0.00 Call (1)		6,000	(9)
EUR 1.200%/EUR 5 Year ITRAXX
Dec 2010 0.00 Put (2)		5,000	(6)
USD 1.000%/USD 3 Month LIBOR
Nov 2012 0.00 Put (1)		23,800	(123)
USD 1.640%/USD 3 Month LIBOR
Apr 2011 0.00 Put (1)		45,100	(586)

Options Written (Number of Contracts)	Notional Amount		Market Value $
USD 1.640%/USD 3 Month LIBOR
Apr 2011 0.00 Put (1)		27,800	(754)
USD 1.700%/USD 3 Month LIBOR
Dec 2010 0.00 Put (1)		30,500	(75)
USD 1.800%/USD 3 Month LIBOR
Feb 2011 0.00 Put (1)		51,000	(290)
USD 1.950%/USD 3 Month LIBOR
Dec 2010 0.00 Put (1)		79,400	(57)
USD 10.000%/USD 3 Month LIBOR
Jul 2012 0.00 Put (1)		9,000	(2)
USD 2.250%/USD 3 Month LIBOR
Sep 2012 0.00 Put (5)		119,500	(516)
USD 2.750%/USD 3 Month LIBOR
Dec 2010 0.00 Put (1)		6,000	(82)
USD 2.750%/USD 3 Month LIBOR
Jun 2012 0.00 Put (2)		31,100	(132)
USD 2.765%/USD 3 Month LIBOR
Apr 2011 0.00 Put (1)		59,800	(1,850)
USD 3.000%/USD 3 Month LIBOR
Jun 2012 0.00 Put (6)		132,500	(440)
USD 3.250%/USD 3 Month LIBOR
Jul 2012 0.00 Put (2)		19,000	(228)
USD 4.000%/USD 3 Month LIBOR
Dec 2010 0.00 Put (2)		93,500	—
USD 4.000%/USD 3 Month LIBOR
Jun 2011 0.00 Put (5)		17,400	(84)
USD 5.000%/USD 3 Month LIBOR
Jan 2011 0.00 Put (1)		25,300	—

United States Treasury
5 Year Note Futures
Nov 2010 121.00 Call (47)	USD	47	(40)
Nov 2010 121.50 Call (49)	USD	49	(25)
Nov 2010 119.00 Put (96)	USD	96	(3)

United States Treasury
10 Year Note Futures
Nov 2010 121.00 Put (110)	USD	110	(4)

Total Liability for Options Written (premiums received $11,543)			(8,759)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	209

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Bank of America	USD	3,919	AUD	3,991	12/03/10	(24)
Bank of America	USD	400	CAD	413	11/03/10	5
Bank of America	USD	3,290	CAD	3,385	11/18/10	28
Bank of America	USD	4,698	CAD	4,833	11/18/10	39
Bank of America	USD	147	KRW	173,220	11/12/10	7
Bank of America	USD	977	TWD	29,906	01/14/11	1
Bank of America	EUR	4,015	USD	5,618	12/15/10	33
Bank of America	EUR	4,079	USD	5,619	12/15/10	(55)
Bank of America	NZD	16,841	USD	12,008	12/15/10	(787)
Barclays Bank PLC	USD	600	CAD	617	11/18/10	4
Barclays Bank PLC	USD	591	CNY	3,999	11/23/10	9
Barclays Bank PLC	USD	813	CNY	5,500	11/23/10	12
Barclays Bank PLC	USD	100	IDR	902,000	11/24/10	1
Barclays Bank PLC	USD	200	IDR	1,793,000	11/24/10	—
Barclays Bank PLC	USD	500	IDR	4,505,000	11/24/10	2
Barclays Bank PLC	USD	500	INR	23,290	11/12/10	23
Barclays Bank PLC	USD	1,000	INR	45,660	01/12/11	14
Barclays Bank PLC	USD	299	JPY	24,332	12/06/10	4
Barclays Bank PLC	USD	2,294	PHP	99,601	02/14/11	4
Barclays Bank PLC	USD	400	SGD	525	11/12/10	5
Barclays Bank PLC	USD	500	SGD	667	11/12/10	15
Barclays Bank PLC	USD	300	TRY	431	01/27/11	(4)
Barclays Bank PLC	EUR	6,582	NOK	52,094	12/15/10	(281)
Barclays Bank PLC	EUR	366	USD	471	11/23/10	(38)
Barclays Bank PLC	EUR	900	USD	1,192	11/23/10	(61)
Barclays Bank PLC	PHP	99,601	USD	2,306	11/15/10	(7)
BNP Paribas	USD	400	CAD	407	11/01/10	(1)
BNP Paribas	USD	100	CAD	103	11/04/10	1
BNP Paribas	USD	100	CAD	102	11/04/10	—
BNP Paribas	USD	201	CAD	207	11/18/10	2
BNP Paribas	USD	399	CAD	410	11/18/10	3
Citibank	USD	16,110	BRL	27,589	02/02/11	(176)
Citibank	USD	200	CAD	205	11/02/10	1
Citibank	USD	504	CAD	509	11/18/10	(5)
Citibank	USD	597	CAD	611	11/18/10	2
Citibank	USD	700	CAD	723	11/18/10	9
Citibank	USD	806	CAD	814	11/18/10	(9)
Citibank	USD	1,012	CAD	1,032	11/18/10	(1)
Citibank	USD	2,543	CAD	2,639	12/15/10	42
Citibank	USD	2,817	CAD	2,870	12/15/10	(6)
Citibank	USD	2,813	EUR	1,997	12/15/10	(35)
Citibank	USD	900	INR	40,932	01/12/11	9
Citibank	USD	100	JPY	8,045	11/02/10	—
Citibank	USD	401	JPY	32,475	12/06/10	3
Citibank	USD	1,551	MXN	20,037	01/14/11	63
Citibank	USD	2,800	NZD	3,744	12/15/10	44
Citibank	USD	80	PHP	3,668	11/15/10	5
Citibank	USD	93	PHP	4,238	11/15/10	5
Citibank	USD	900	PHP	39,654	11/15/10	21
Citibank	USD	1,100	PHP	48,422	11/15/10	25
Citibank	USD	2,804	SEK	18,680	12/15/10	(11)
Citibank	USD	200	SGD	262	11/12/10	3
Citibank	USD	500	SGD	667	11/12/10	15

See accompanying notes which are an integral part of the financial statements.

210	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Citibank	AUD	1,251	USD	1,226	12/15/10	7
Citibank	BRL	27,589	USD	16,277	12/02/10	150
Citibank	CAD	1,032	USD	1,013	11/03/10	1
Citibank	CHF	5,876	EUR	4,428	12/15/10	186
Citibank	EUR	3,401	NZD	5,979	12/15/10	(189)
Citibank	EUR	2,204	USD	2,892	12/15/10	(174)
Citibank	EUR	89	USD	123	01/25/11	(1)
Citibank	EUR	19,111	USD	26,571	01/25/11	2
Citibank	GBP	1,788	EUR	2,001	12/15/10	(81)
Citibank	GBP	919	USD	1,427	12/20/10	(45)
Citibank	SEK	19,103	EUR	2,027	12/15/10	(36)
Citibank	SEK	41,250	EUR	4,471	12/15/10	52
Credit Suisse First Boston	USD	200	CAD	206	11/18/10	1
Credit Suisse First Boston	USD	499	CAD	513	11/18/10	4
Credit Suisse First Boston	USD	803	CAD	820	11/18/10	—
Credit Suisse First Boston	USD	2,812	EUR	2,000	12/15/10	(30)
Credit Suisse First Boston	USD	2,813	EUR	2,020	12/15/10	(3)
Credit Suisse First Boston	USD	5,638	EUR	4,079	12/15/10	36
Credit Suisse First Boston	USD	5,815	EUR	4,344	12/15/10	228
Credit Suisse First Boston	USD	7,112	EUR	5,429	12/15/10	440
Credit Suisse First Boston	USD	100	JPY	8,050	11/02/10	—
Credit Suisse First Boston	USD	200	JPY	16,092	11/02/10	—
Credit Suisse First Boston	USD	200	JPY	16,106	11/02/10	—
Credit Suisse First Boston	USD	200	JPY	16,094	11/02/10	—
Credit Suisse First Boston	USD	2,871	NZD	3,918	12/15/10	106
Credit Suisse First Boston	CAD	820	USD	803	11/02/10	(1)
Credit Suisse First Boston	CHF	2,934	USD	2,894	12/15/10	(89)
Credit Suisse First Boston	EUR	2,016	GBP	1,784	12/15/10	54
Credit Suisse First Boston	EUR	2,117	NZD	3,822	12/15/10	(41)
Credit Suisse First Boston	EUR	294	USD	399	11/23/10	(10)
Credit Suisse First Boston	GBP	62	USD	97	12/20/10	(2)
Credit Suisse First Boston	JPY	121,495	USD	1,444	12/15/10	(66)
Credit Suisse First Boston	JPY	278,675	USD	3,311	12/15/10	(153)
Deutsche Bank AG	USD	2,793	AUD	2,848	12/15/10	(18)
Deutsche Bank AG	USD	2,879	AUD	3,029	12/15/10	73
Deutsche Bank AG	USD	5,779	AUD	6,070	12/15/10	136
Deutsche Bank AG	USD	100	CAD	102	11/04/10	—
Deutsche Bank AG	USD	200	CAD	204	11/04/10	—
Deutsche Bank AG	USD	247	CAD	253	11/18/10	1
Deutsche Bank AG	USD	424	CAD	434	11/18/10	1
Deutsche Bank AG	USD	5,787	CAD	6,051	12/15/10	140
Deutsche Bank AG	USD	7,643	EUR	5,968	11/23/10	661
Deutsche Bank AG	USD	517	INR	23,290	01/21/11	(1)
Deutsche Bank AG	USD	79	PHP	3,619	11/15/10	5
Deutsche Bank AG	EUR	4,063	USD	5,636	12/15/10	(16)
Deutsche Bank AG	GBP	1,921	EUR	2,247	12/15/10	48
Deutsche Bank AG	INR	23,290	USD	522	11/12/10	(1)
Goldman Sachs	USD	5,240	IDR	47,014,500	01/19/11	(43)
Goldman Sachs	GBP	218	USD	339	12/20/10	(10)
Goldman Sachs	IDR	47,014,500	USD	5,261	11/24/10	19
HSBC Bank PLC	USD	2,112	BRL	3,593	11/03/10	1
HSBC Bank PLC	USD	100	BRL	178	12/02/10	4
HSBC Bank PLC	USD	200	BRL	346	12/02/10	2

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	211

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
HSBC Bank PLC	USD	200	BRL	349	12/02/10	4
HSBC Bank PLC	USD	200	BRL	349	12/02/10	4
HSBC Bank PLC	USD	200	BRL	347	12/02/10	3
HSBC Bank PLC	USD	200	BRL	355	12/02/10	7
HSBC Bank PLC	USD	296	BRL	520	12/02/10	8
HSBC Bank PLC	USD	300	BRL	537	12/02/10	14
HSBC Bank PLC	USD	11,349	BRL	20,366	12/02/10	556
HSBC Bank PLC	USD	2,789	EUR	2,033	12/15/10	39
HSBC Bank PLC	USD	2,804	EUR	2,010	12/15/10	(8)
HSBC Bank PLC	USD	2,824	EUR	2,205	12/15/10	243
HSBC Bank PLC	USD	5,622	GBP	3,513	12/15/10	5
HSBC Bank PLC	USD	100	IDR	901,500	11/24/10	—
HSBC Bank PLC	USD	2,804	NOK	16,271	12/15/10	(32)
HSBC Bank PLC	USD	2,820	SEK	18,459	12/15/10	(60)
HSBC Bank PLC	USD	700	TRY	1,008	01/27/11	(8)
HSBC Bank PLC	USD	800	TRY	1,180	01/27/11	11
HSBC Bank PLC	USD	3,448	ZAR	24,163	01/28/11	(43)
HSBC Bank PLC	BRL	3,593	USD	2,115	11/03/10	2
HSBC Bank PLC	EUR	2,266	CHF	2,934	12/15/10	(169)
HSBC Bank PLC	EUR	2,040	NOK	16,622	12/15/10	(6)
HSBC Bank PLC	EUR	4,497	NZD	7,923	12/15/10	(237)
HSBC Bank PLC	EUR	2,033	SEK	18,932	12/15/10	2
HSBC Bank PLC	EUR	4,416	SEK	40,641	12/15/10	(67)
HSBC Bank PLC	EUR	4,015	USD	5,622	12/15/10	37
HSBC Bank PLC	EUR	4,040	USD	5,630	12/15/10	10
HSBC Bank PLC	EUR	8,666	USD	11,603	12/15/10	(452)
HSBC Bank PLC	GBP	1,779	EUR	2,036	12/15/10	(18)
HSBC Bank PLC	GBP	3,733	EUR	4,422	12/15/10	171
HSBC Bank PLC	NOK	17,209	EUR	2,161	12/15/10	74
HSBC Bank PLC	NOK	17,745	EUR	2,215	12/15/10	58
HSBC Bank PLC	NOK	25,408	EUR	3,113	12/15/10	2
HSBC Bank PLC	SEK	41,567	EUR	4,501	12/15/10	47
JP Morgan Chase Bank	USD	1	AUD	—	11/01/10	(1)
JP Morgan Chase Bank	USD	1,452	BRL	2,470	11/03/10	1
JP Morgan Chase Bank	USD	1,593	BRL	2,710	11/03/10	1
JP Morgan Chase Bank	USD	1,783	BRL	3,033	11/03/10	1
JP Morgan Chase Bank	USD	1,518	EUR	1,097	11/01/10	8
JP Morgan Chase Bank	USD	2,294	EUR	1,806	12/15/10	219
JP Morgan Chase Bank	USD	5,778	EUR	4,307	12/15/10	214
JP Morgan Chase Bank	USD	5,291	GBP	3,346	12/06/10	69
JP Morgan Chase Bank	USD	200	IDR	1,803,000	11/24/10	1
JP Morgan Chase Bank	USD	500	IDR	4,506,000	11/24/10	3
JP Morgan Chase Bank	USD	2,800	IDR	25,312,000	11/24/10	22
JP Morgan Chase Bank	USD	300	TRY	431	01/27/11	(4)
JP Morgan Chase Bank	USD	700	TRY	1,033	01/27/11	10
JP Morgan Chase Bank	USD	888	ZAR	6,082	11/10/10	(21)
JP Morgan Chase Bank	USD	1,230	ZAR	8,505	11/10/10	(18)
JP Morgan Chase Bank	USD	1,804	ZAR	12,523	11/10/10	(18)
JP Morgan Chase Bank	USD	2,061	ZAR	14,171	11/10/10	(41)
JP Morgan Chase Bank	USD	2,257	ZAR	15,763	11/10/10	(9)
JP Morgan Chase Bank	USD	3,152	ZAR	21,846	11/10/10	(37)
JP Morgan Chase Bank	AUD	5,799	EUR	4,037	12/15/10	(36)
JP Morgan Chase Bank	AUD	13,175	USD	12,900	12/03/10	42

See accompanying notes which are an integral part of the financial statements.

212	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
JP Morgan Chase Bank	BRL	2,470	USD	1,455	11/03/10	2
JP Morgan Chase Bank	BRL	2,710	USD	1,604	11/03/10	10
JP Morgan Chase Bank	BRL	3,033	USD	1,800	11/03/10	16
JP Morgan Chase Bank	BRL	14,600	USD	8,360	01/18/11	(101)
JP Morgan Chase Bank	CAD	994	USD	959	12/15/10	(15)
JP Morgan Chase Bank	EUR	3,068	USD	4,245	11/26/10	(23)
JP Morgan Chase Bank	EUR	5,892	USD	8,155	12/03/10	(43)
JP Morgan Chase Bank	EUR	4,090	USD	5,636	12/15/10	(53)
JP Morgan Chase Bank	EUR	8,165	USD	11,182	12/15/10	(176)
JP Morgan Chase Bank	GBP	8,191	USD	12,962	12/03/10	(159)
JP Morgan Chase Bank	JPY	226,698	USD	2,813	12/15/10	(5)
JP Morgan Chase Bank	MXN	21,604	USD	1,725	11/08/10	(24)
JP Morgan Chase Bank	MXN	250,842	USD	19,879	11/24/10	(407)
JP Morgan Chase Bank	MXN	41,210	USD	3,311	12/03/10	(20)
JP Morgan Chase Bank	ZAR	86,174	USD	11,961	11/10/10	(326)
Morgan Stanley & Co., Inc.	USD	300	BRL	519	12/02/10	3
Morgan Stanley & Co., Inc.	USD	200	CAD	205	11/02/10	1
Morgan Stanley & Co., Inc.	USD	200	CAD	205	11/02/10	1
Morgan Stanley & Co., Inc.	USD	200	CAD	205	11/02/10	1
Morgan Stanley & Co., Inc.	USD	200	CAD	207	11/03/10	3
Morgan Stanley & Co., Inc.	USD	200	CAD	206	11/03/10	2
Morgan Stanley & Co., Inc.	USD	200	CAD	207	11/03/10	3
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/04/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	200	CAD	204	11/04/10	—
Morgan Stanley & Co., Inc.	USD	400	CAD	408	11/04/10	—
Morgan Stanley & Co., Inc.	USD	3,229	JPY	260,638	12/06/10	11
Morgan Stanley & Co., Inc.	USD	200	KRW	232,500	11/12/10	6
Morgan Stanley & Co., Inc.	USD	200	KRW	232,286	11/12/10	6
Morgan Stanley & Co., Inc.	USD	213	KRW	253,800	11/12/10	13
Morgan Stanley & Co., Inc.	USD	269	KRW	317,300	11/12/10	13
Morgan Stanley & Co., Inc.	USD	200	KRW	226,120	01/19/11	—
Morgan Stanley & Co., Inc.	USD	200	KRW	225,920	01/19/11	—
Morgan Stanley & Co., Inc.	USD	200	KRW	230,220	01/19/11	4
Morgan Stanley & Co., Inc.	USD	200	KRW	230,320	01/19/11	4
Morgan Stanley & Co., Inc.	USD	300	KRW	345,624	01/19/11	6
Morgan Stanley & Co., Inc.	USD	400	KRW	455,640	01/19/11	4
Morgan Stanley & Co., Inc.	USD	400	KRW	452,160	01/19/11	1
Morgan Stanley & Co., Inc.	USD	500	KRW	575,550	01/19/11	10
Morgan Stanley & Co., Inc.	USD	500	KRW	565,125	01/19/11	1
Morgan Stanley & Co., Inc.	USD	600	KRW	686,760	01/19/11	8
Morgan Stanley & Co., Inc.	CAD	947	USD	900	11/18/10	(28)
Morgan Stanley & Co., Inc.	EUR	970	SEK	9,037	12/03/10	2
Morgan Stanley & Co., Inc.	GBP	696	USD	1,096	12/20/10	(19)
Morgan Stanley & Co., Inc.	JPY	1,846,921	USD	21,945	11/01/10	(1,006)
Royal Bank of Canada	USD	2,793	EUR	2,034	12/15/10	36
Royal Bank of Canada	USD	5,584	EUR	4,088	12/15/10	103
Royal Bank of Canada	BRL	1,400	USD	819	01/18/11	8
Royal Bank of Canada	CAD	4,482	EUR	3,309	12/15/10	213
Royal Bank of Canada	CAD	236	USD	226	11/18/10	(6)
Royal Bank of Canada	CAD	975	USD	954	12/15/10	(1)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	213

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Royal Bank of Canada	CAD	3,018	USD	2,914	12/15/10	(42)
Royal Bank of Canada	EUR	4,500	CAD	5,947	12/15/10	(435)
Royal Bank of Canada	EUR	2,215	CHF	2,916	12/15/10	(117)
Royal Bank of Canada	EUR	4,043	USD	5,644	12/15/10	20
Royal Bank of Canada	EUR	4,050	USD	5,624	12/15/10	(10)
Royal Bank of Scotland PLC	USD	100	BRL	177	12/02/10	4
Royal Bank of Scotland PLC	USD	200	BRL	348	12/02/10	3
Royal Bank of Scotland PLC	USD	200	BRL	349	12/02/10	4
Royal Bank of Scotland PLC	USD	200	BRL	355	12/02/10	8
Royal Bank of Scotland PLC	USD	200	BRL	358	12/02/10	9
Royal Bank of Scotland PLC	USD	200	BRL	347	12/02/10	2
Royal Bank of Scotland PLC	USD	500	BRL	896	12/02/10	24
Royal Bank of Scotland PLC	USD	500	BRL	895	12/02/10	23
Royal Bank of Scotland PLC	USD	199	CAD	205	11/18/10	2
Royal Bank of Scotland PLC	USD	316	CAD	323	11/18/10	1
Royal Bank of Scotland PLC	USD	395	CAD	407	11/18/10	4
Royal Bank of Scotland PLC	USD	2,528	CAD	2,594	12/03/10	13
Royal Bank of Scotland PLC	USD	800	IDR	7,292,000	11/24/10	13
Royal Bank of Scotland PLC	USD	22,645	JPY	1,846,921	11/01/10	307
Royal Bank of Scotland PLC	USD	2,178	JPY	177,997	12/06/10	35
Royal Bank of Scotland PLC	USD	100	KRW	116,150	11/12/10	3
Royal Bank of Scotland PLC	USD	1,184	KRW	1,325,256	01/19/11	(10)
Royal Bank of Scotland PLC	USD	600	MYR	1,860	01/28/11	(5)
Royal Bank of Scotland PLC	USD	1,618	SGD	2,120	01/14/11	20
Royal Bank of Scotland PLC	CAD	407	USD	395	11/01/10	(4)
Royal Bank of Scotland PLC	EUR	4,028	USD	5,623	12/15/10	20
Royal Bank of Scotland PLC	GBP	81	USD	128	12/20/10	(2)
Royal Bank of Scotland PLC	JPY	1,846,921	USD	22,651	12/06/10	(307)
Royal Bank of Scotland PLC	JPY	226,832	USD	2,809	12/15/10	(11)
Royal Bank of Scotland PLC	KRW	1,325,256	USD	1,186	11/12/10	9
Royal Bank of Scotland PLC	SGD	2,120	USD	1,618	11/12/10	(20)
State Street Bank & Trust Co.	USD	5,626	JPY	464,719	12/15/10	151
State Street Bank & Trust Co.	USD	2,008	MXN	25,205	11/24/10	31
State Street Bank & Trust Co.	JPY	127,643	USD	1,572	12/15/10	(15)
UBS AG	USD	100	CAD	103	11/04/10	1
UBS AG	USD	3,189	CHF	3,098	12/15/10	(39)
UBS AG	USD	2,812	EUR	2,013	12/15/10	(12)
UBS AG	USD	2,813	EUR	2,039	12/15/10	23
UBS AG	USD	2,891	EUR	2,207	12/15/10	179
UBS AG	USD	2,903	EUR	2,143	12/15/10	78
UBS AG	USD	2,914	EUR	2,167	12/15/10	100
UBS AG	USD	400	JPY	32,562	12/06/10	4
UBS AG	USD	3,113	JPY	254,943	12/06/10	56
UBS AG	USD	3,214	JPY	263,487	12/15/10	62
UBS AG	CAD	4,487	EUR	3,235	12/15/10	105
UBS AG	CHF	2,701	EUR	2,021	12/15/10	66
UBS AG	CHF	2,734	EUR	2,017	12/15/10	26
UBS AG	EUR	2,242	CHF	2,929	12/15/10	(142)
UBS AG	EUR	2,263	JPY	241,152	12/15/10	(150)
UBS AG	EUR	5,276	SEK	49,049	12/15/10	(6)
UBS AG	GBP	1,789	USD	2,811	12/15/10	(55)
UBS AG	GBP	103	USD	160	12/20/10	(5)
UBS AG	GBP	391	USD	608	12/20/10	(19)

See accompanying notes which are an integral part of the financial statements.

214	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
UBS AG	NOK	16,686	EUR	2,027	12/15/10	(23)
UBS AG	SEK	22,237	EUR	2,389	12/15/10	(1)
Westpac Banking Corp.	USD	2,806	AUD	2,900	12/15/10	20
Westpac Banking Corp.	USD	2,883	AUD	3,057	12/15/10	96
Westpac Banking Corp.	USD	2,812	EUR	2,024	12/15/10	3
Westpac Banking Corp.	USD	5,613	EUR	4,072	12/15/10	52
Westpac Banking Corp.	USD	5,621	EUR	3,999	12/15/10	(58)
Westpac Banking Corp.	USD	9,773	GBP	6,383	12/15/10	452
Westpac Banking Corp.	AUD	2,851	CAD	2,808	12/15/10	(28)
Westpac Banking Corp.	AUD	4,348	USD	3,944	12/15/10	(294)
Westpac Banking Corp.	EUR	2,211	AUD	3,080	12/15/10	(74)
Westpac Banking Corp.	EUR	2,016	USD	2,814	12/15/10	10
Westpac Banking Corp.	EUR	4,012	USD	5,634	12/15/10	53
Westpac Banking Corp.	EUR	8,107	USD	11,219	12/15/10	(58)
Westpac Banking Corp.	GBP	1,776	EUR	2,021	12/15/10	(34)
Westpac Banking Corp.	JPY	232,992	USD	2,805	12/15/10	(92)
Westpac Banking Corp.	NZD	3,718	EUR	2,002	12/15/10	(40)
Westpac Banking Corp.	NZD	3,781	EUR	2,034	12/15/10	(43)
Westpac Banking Corp.	NZD	968	USD	727	12/15/10	(9)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,079)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	EUR	173,300	2.000%	Six Month EURIBOR	09/15/15	(1,435)
Bank of America	USD	3,700	Three Month LIBOR	1.450%	11/02/15	—
Bank of America	USD	25,700	Three Month LIBOR	2.75%	08/15/17	(25)
Bank of America	USD	45,000	Three Month LIBOR	2.104%	08/15/17	(126)
Bank of America	USD	26,000	Three Month LIBOR	3.161%	02/15/26	427
Barclays Bank PLC	BRL	800	10.835%	Brazil Interbank Deposit Rate	01/02/12	8
Barclays Bank PLC	GBP	20,550	Six Month LIBOR	2.587%	11/02/15	(756)
Barclays Bank PLC	GBP	18,500	Six Month LIBOR	2.589%	11/03/15	(681)
Barclays Bank PLC	GBP	11,660	Six Month LIBOR	2.537%	11/08/15	(376)
Barclays Bank PLC	EUR	29,930	4.259%	Six Month EURIBOR	04/23/20	1,393
Barclays Bank PLC	EUR	7,270	4.265%	Six Month EURIBOR	05/12/20	337
Barclays Bank PLC	EUR	11,110	4.270%	Six Month EURIBOR	05/12/20	519
Barclays Bank PLC	EUR	7,980	4.265%	Six Month EURIBOR	05/14/20	370
Barclays Bank PLC	GBP	34,670	3.493%	Six Month LIBOR	11/02/20	1,558
Barclays Bank PLC	GBP	31,890	3.485%	Six Month LIBOR	11/03/20	1,392
Barclays Bank PLC	GBP	20,040	3.411%	Six Month LIBOR	11/08/20	650
Barclays Bank PLC	USD	1,018	Zero coupon	4.524%	11/15/21	(274)
Barclays Bank PLC	USD	1,032	Zero coupon	4.420%	11/15/21	(260)
Barclays Bank PLC	USD	3,338	Three Month LIBOR	4.540%	11/15/21	(914)
Barclays Bank PLC	USD	6,658	Three Month LIBOR	4.633%	11/15/21	(1,932)
Barclays Bank PLC	BRL	3,900	12.540%	Brazil Interbank Deposit Rate	01/02/12	192
Barclays Bank PLC	GBP	17,320	Six Month LIBOR	3.872%	11/02/25	(793)
Barclays Bank PLC	GBP	16,060	Six Month LIBOR	3.865%	11/03/25	(712)
Barclays Bank PLC	GBP	10,060	Six Month LIBOR	3.777%	11/08/25	(269)
Barclays Bank PLC	EUR	8,970	Six Month EURIBOR	4.850%	04/23/40	(1,627)
Barclays Bank PLC	EUR	2,020	Six Month EURIBOR	3.940%	05/12/40	(305)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	215

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Barclays Bank PLC	EUR	3,270	Six Month EURIBOR	3.953%	05/12/40	(502)
Barclays Bank PLC	EUR	2,390	Six Month EURIBOR	3.935%	05/14/40	(358)
BNP Paribas	BRL	4,500	11.390%	Brazil Interbank Deposit Rate	01/02/12	30
BNP Paribas	BRL	1,200	12.480%	Brazil Interbank Deposit Rate	01/02/13	18
BNP Paribas	BRL	1,500	11.880%	Brazil Interbank Deposit Rate	01/02/13	15
BNP Paribas	BRL	13,600	12.800%	Brazil Interbank Deposit Rate	01/02/13	274
BNP Paribas	BRL	1,700	12.110%	Brazil Interbank Deposit Rate	01/02/14	29
Citibank	AUD	26,400	4.500%	Three Month BBSW	06/15/11	(88)
Citibank	USD	2,200	Three Month LIBOR	1.450%	11/02/15	—
Citibank	USD	11,900	Three Month LIBOR	1.600%	11/02/15	—
Citibank	EUR	29,930	4.286%	Six Month EURIBOR	04/23/20	1,440
Citibank	EUR	11,280	4.348%	Six Month EURIBOR	05/14/20	576
Citibank	USD	4,200	Three Month LIBOR	3.250%	11/02/20	—
Citibank	EUR	8,980	Six Month EURIBOR	4.119%	04/23/40	(1,693)
Citibank	EUR	3,320	Six Month EURIBOR	4.440%	05/14/40	(574)
Citibank	GBP	2,830	4.250%	Six Month LIBOR	12/15/40	302
Credit Suisse Financial Products	MXN	54,800	7.340%	Mexico Interbank 28 Day Deposit Rate	01/28/15	323
Credit Suisse Financial Products	EUR	6,900	2.000%	Six Month EURIBOR	09/15/15	(54)
Credit Suisse Financial Products	EUR	7,000	3.764%	Six Month EURIBOR	08/06/20	110
Credit Suisse Financial Products	EUR	1,900	Six Month EURIBOR	3.630%	08/06/40	(165)
Deutsche Bank	KRW	5,951,000	2.820%	Korean Interbank Offer Rate	01/28/11	2
Deutsche Bank	KRW	3,100,000	3.870%	Korean Interbank Offer Rate	06/12/11	22
Deutsche Bank	AUD	500	4.500%	Three Month BBSW	06/15/11	(2)
Deutsche Bank	KRW	15,700,000	3.693%	Korean Interbank Offer Rate	06/26/11	90
Deutsche Bank	KRW	6,577,024	3.620%	Korean Interbank Offer Rate	07/06/11	34
Deutsche Bank	KRW	10,988,604	3.626%	Three Month LIBOR	07/07/11	66
Deutsche Bank	USD	57,900	Three Month LIBOR	1.432%	02/28/15	(500)
Deutsche Bank	USD	13,600	2.560%	Three Month LIBOR	10/20/20	(148)
Deutsche Bank	USD	1,325	Three Month LIBOR	4.250%	12/15/25	(160)
Goldman Sachs	BRL	4,500	10.990%	Brazil Interbank Deposit Rate	01/02/12	44
Goldman Sachs	BRL	400	12.590%	Brazil Interbank Deposit Rate	01/02/13	7
Goldman Sachs	BRL	22,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	243
Goldman Sachs	USD	10,500	1.250%	Three Month LIBOR	12/19/13	(5)
Goldman Sachs	BRL	1,800	12.510%	Brazil Interbank Deposit Rate	01/02/14	49
Goldman Sachs	BRL	1,800	12.650%	Brazil Interbank Deposit Rate	01/02/14	55
Goldman Sachs	USD	13,100	Three Month LIBOR	3.250%	11/02/20	—
HSBC	BRL	2,200	11.140%	Brazil Interbank Deposit Rate	01/02/12	34
HSBC	BRL	3,100	11.360%	Brazil Interbank Deposit Rate	01/02/12	41
HSBC	BRL	23,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	253
HSBC	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/14	23
JP Morgan	KRW	5,785,000	2.830%	Korean Interbank Offer Rate	01/28/11	2
JP Morgan	KRW	5,100,000	3.900%	Korean Interbank Offer Rate	06/15/11	37
JP Morgan	KRW	15,360,000	3.720%	Korean Interbank Offer Rate	06/22/11	91
JP Morgan	KRW	5,226,345	3.660%	Korean Interbank Offer Rate	07/08/11	38
JP Morgan	BRL	2,600	12.170%	Brazil Interbank Deposit Rate	01/02/13	42
JP Morgan	BRL	3,700	12.200%	Brazil Interbank Deposit Rate	01/02/14	71
JP Morgan	USD	4,000	Three Month LIBOR	1.450%	11/02/15	—
JP Morgan	EUR	6,550	3.653%	Six Month EURIBOR	08/07/20	62
JP Morgan	EUR	13,120	3.530%	Six Month EURIBOR	08/10/20	30
JP Morgan	EUR	17,230	Six Month EURIBOR	3.420%	08/10/20	439
JP Morgan	EUR	1,790	Six Month EURIBOR	3.542%	08/07/40	(122)
JP Morgan	EUR	3,590	Six Month EURIBOR	3.417%	08/10/40	(152)
JP Morgan	EUR	8,460	2.920%	Six Month EURIBOR	08/10/40	(519)

See accompanying notes which are an integral part of the financial statements.

216	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Merrill Lynch	BRL	300	14.765%	Brazil Interbank Deposit Rate	01/02/12	29
Merrill Lynch	BRL	4,800	10.990%	Brazil Interbank Deposit Rate	01/02/12	47
Merrill Lynch	BRL	9,400	11.900%	Brazil Interbank Deposit Rate	01/02/13	94
Morgan Stanley	BRL	2,400	11.630%	Brazil Interbank Deposit Rate	01/02/12	17
Morgan Stanley	EUR	900	2.000%	Six Month EURIBOR	09/15/15	(5)
Morgan Stanley	USD	10,400	Three Month LIBOR	1.450%	11/02/15	—
Royal Bank of Canada	AUD	600	4.500%	Three Month LIBOR	06/15/11	(2)
Royal Bank of Canada	BRL	56,100	12.180%	Brazil Interbank Deposit Rate	01/02/13	911
UBS	BRL	1,400	10.575%	Brazil Interbank Deposit Rate	01/02/12	(16)
UBS	BRL	3,400	11.420%	Brazil Interbank Deposit Rate	01/02/12	24
UBS	BRL	3,800	12.540%	Brazil Interbank Deposit Rate	01/02/12	187
UBS	AUD	1,900	6.000%	Six Month BBSW	09/15/12	30
UBS	BRL	1,600	12.700%	Brazil Interbank Deposit Rate	01/02/13	23
UBS	BRL	1,700	12.250%	One Month LIBOR	01/02/14	36

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($858)						(2,414)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

American International Group	Deutsche Bank	1.253%	USD	7,600	1.630%		06/20/13	165
Berkshire Hathaway	Deutsche Bank	0.841%	USD	17,100	1.000%		03/20/13	201
Brazil Government International Bond	Barclays Bank PLC	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Deutsche Bank	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Deutsche Bank	0.950%	USD	1,300	1.000%		06/20/15	2
Brazil Government International Bond	Goldman Sachs	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Morgan Stanley	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Bank of America	0.974%	USD	1,800	1.000%		09/20/15	—
Brazil Government International Bond	Citibank	0.974%	USD	1,000	1.000%		09/20/15	—
Brazil Government International Bond	HSBC	0.974%	USD	500	1.000%		09/20/15	—
Brazil Government International Bond	JP Morgan	0.974%	USD	1,000	1.000%		09/20/15	(1)
Brazil Government International Bond	UBS	0.974%	USD	500	1.000%		09/20/15	—
China Government International Bond	Bank of America	0.551%	USD	400	1.000%		06/20/15	8
China Government International Bond	Bank of America	0.551%	USD	1,100	1.000%		06/20/15	22
China Government International Bond	Citibank	0.551%	USD	300	1.000%		06/20/15	6
China Government International Bond	Royal Bank of Scotland	0.551%	USD	800	1.000%		06/20/15	16
Citigroup	BNP Paribas	0.673%	USD	100	1.000%		03/20/11	—
Citigroup	Credit Suisse First Boston	0.673%	USD	300	1.000%		03/20/11	1
Citigroup	Goldman Sachs	0.673%	USD	200	1.000%		03/20/11	—
Citigroup	UBS	0.673%	USD	700	1.000%		03/20/11	—
Darden Restaurants, Inc	Deutsche Bank	1.003%	USD	4,775	(2.250%	)	03/20/14	(212)
Darden Restaurants, Inc.	Citigroupglobal Markets, Inc.	1.003%	USD	275	(2.730%	)	03/20/14	(17)
DR Horton, Inc.	Citibank	3.569%	USD	1,200	(1.000%	)	09/20/16	153
DR Horton, Inc.	Deutsche Bank	3.569%	USD	945	(1.000%	)	09/20/16	120
DR Horton, Inc.	Goldman Sachs	3.569%	USD	945	(1.000%	)	09/20/16	120
Federative Republic of Brazil	UBS	0.784%	USD	4,000	1.190%		08/20/13	45
France Government International Bond	Bank of America	0.632%	USD	700	0.250%		03/20/15	(12)
France Government International Bond	Citibank	0.632%	USD	800	0.250%		03/20/15	(14)
France Government International Bond	Goldman Sachs	0.632%	USD	600	0.250%		03/20/15	(10)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	217

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

France Government International Bond	Royal Bank of Scotland	0.632%	USD	800	0.250%		03/20/15	(14)
GE Capital Corp.	Credit Suisse First Boston	0.896%	USD	2,535	6.550%		12/20/10	32
GE Capital Corp.	Citibank	1.301%	USD	600	4.800%		12/20/13	75
GE Capital Corp.	Deutsche Bank	1.493%	USD	300	1.000%		03/20/16	(7)
GE Capital Corp.	Deutsche Bank	1.960%	USD	1,625	1.000%		06/20/15	(66)
Home Depot, Inc.	Citigroupglobal Markets, Inc.	0.372%	USD	4,695	(2.670%	)	03/20/14	(379)
Japan Government International Bond	Bank of America	0.468%	USD	300	1.000%		03/20/15	7
Japan Government International Bond	Deutsche Bank	0.468%	USD	100	1.000%		03/20/15	2
Japan Government International Bond	JP Morgan	0.468%	USD	600	1.000%		03/20/15	13
Lowe’s Cos., Inc.	Citigroupglobal Markets, Inc.	0.356%	USD	4,900	(1.200%	)	03/20/14	(148)
Merrill Lynch International	BNP Paribas	1.167%	USD	1,600	1.000%		09/20/11	(3)
Metlife, Inc.	Deutsche Bank	1.317%	USD	8,500	2.050%		03/20/13	268
Metlife, Inc.	UBS	1.317%	USD	8,500	2.050%		03/20/13	268
Metlife, Inc.	Deutsche Bank	1.811%	USD	1,300	1.000%		03/20/15	(45)
Metlife, Inc.	Deutsche Bank	1.811%	USD	2,300	1.000%		03/20/15	(78)
Metlife, Inc.	Deutsche Bank	1.811%	USD	1,200	1.000%		03/20/15	(42)
Mexico Government International Bond	Bank of America	1.040%	USD	300	1.000%		09/20/15	(1)
Mexico Government International Bond	Citibank	1.040%	USD	700	1.000%		09/20/15	(2)
Mexico Government International Bond	JP Morgan	1.087%	USD	2,600	0.920%		03/20/16	(17)
Prudential	Deutsche Bank	1.400%	USD	8,500	2.300%		03/20/13	271
Prudential	UBS	1.400%	USD	8,500	2.300%		03/20/13	261
Target Corp.	Credit Suisse First Boston	0.446%	USD	1,500	(1.000%	)	12/20/14	(34)
Target Corp.	Deutsche Bank	0.446%	USD	1,505	(1.000%	)	12/20/14	(34)
Target Corp.	Credit Suisse First Boston	2.190%	USD	3,065	(1.000%	)	09/20/16	195
United Kingdom Gilt	Deutsche Bank	0.444%	USD	1,900	1.000%		12/20/14	44
United Kingdom Gilt	JP Morgan	0.444%	USD	100	1.000%		12/20/14	2
United Kingdom Gilt	Morgan Stanley	0.444%	USD	100	1.000%		12/20/14	2
United Kingdom Gilt	JP Morgan	0.472%	USD	1,000	1.000%		03/20/15	21
United Kingdom Gilt	JP Morgan	0.472%	USD	1,900	1.000%		03/20/15	41
United Kingdom Gilt	Societe Generale	0.472%	USD	5,000	1.000%		03/20/15	111
United Kingdom Gilt	Societe Generale	0.472%	USD	7,400	1.000%		03/20/15	162
Wachovia Corp.	JP Morgan	0.841%	USD	300	3.020%		03/20/13	25

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($297)								1,527

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

CMBX AJ Index	Bank of America	USD	5,455	(0.840%	)	10/12/52	601
CMBX AJ Index	Bank of America	USD	1,230	(0.840%	)	10/12/52	126
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%	)	10/12/52	700
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%	)	10/12/52	700
CMBX AJ Index	Credit Suisse First Boston	USD	1,410	(0.840%	)	10/12/52	129
CMBX AJ Index	Credit Suisse First Boston	USD	3,690	(0.840%	)	10/12/52	403
Dow Jones CDX Index	Bank of America	USD	7,800	1.000%		12/20/15	28
Dow Jones CDX Index	Bank of America	USD	900	5.000%		12/20/15	130
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%		12/20/15	145
Dow Jones CDX Index	Barclays Bank PLC	USD	7,200	5.000%		06/20/15	931
Dow Jones CDX Index	Chase Securities, Inc.	USD	2,000	1.120%		12/20/12	55
Dow Jones CDX Index	Citibank	USD	1,100	1.000%		12/20/15	4

See accompanying notes which are an integral part of the financial statements.

218	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Citibank	USD	1,059	0.401%	06/20/12	4
Dow Jones CDX Index	Citibank	USD	3,300	5.000%	12/20/15	26
Dow Jones CDX Index	Citibank	USD	4,815	0.360%	06/20/12	13
Dow Jones CDX Index	Citibank	USD	4,911	0.355%	06/20/12	12
Dow Jones CDX Index	Credit Suisse First Boston	USD	4,500	1.000%	12/20/15	17
Dow Jones CDX Index	Credit Suisse First Boston	USD	500	5.000%	06/20/15	62
Dow Jones CDX Index	Deutsche Bank	USD	9,163	0.708%	12/20/12	155
Dow Jones CDX Index	Deutsche Bank	USD	1,100	5.000%	12/20/15	159
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	12/20/15	10
Dow Jones CDX Index	Deutsche Bank	USD	1,350	0.530%	06/20/13	16
Dow Jones CDX Index	Deutsche Bank	USD	1,200	1.000%	12/20/15	111
Dow Jones CDX Index	Deutsche Bank	USD	1,300	5.000%	06/20/15	168
Dow Jones CDX Index	Deutsche Bank	USD	1,200	1.000%	12/20/15	145
Dow Jones CDX Index	Dow Jones CDX Index	USD	1,447	0.553%	12/20/17	23
Dow Jones CDX Index	Goldman Sachs	USD	1,300	1.000%	12/20/15	5
Dow Jones CDX Index	Goldman Sachs	USD	200	5.000%	06/20/15	27
Dow Jones CDX Index	Goldman Sachs	USD	7,600	1.120%	12/20/12	209
Dow Jones CDX Index	Goldman Sachs	USD	1,736	0.463%	06/20/13	17
Dow Jones CDX Index	HSBC	USD	400	5.000%	12/20/15	58
Dow Jones CDX Index	HSBC	USD	3,600	5.000%	06/20/15	460
Dow Jones CDX Index	JP Morgan	USD	200	5.000%	12/20/15	2
Dow Jones CDX Index	Merrill Lynch	USD	19,254	1.640%	12/20/12	668
Dow Jones CDX Index	Merrill Lynch	USD	19,254	1.580%	12/20/12	579
Dow Jones CDX Index	Morgan Stanley	USD	6,200	5.000%	09/20/11	776
Dow Jones CDX Index	Morgan Stanley	USD	2,800	1.000%	12/20/15	11
Dow Jones CDX Index	Morgan Stanley	USD	2,800	5.000%	12/20/15	406
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	579	0.548%	12/20/17	9

Total Market Value on Open Credit Indices Premiums Paid (Received) - 9,159						8,100

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $8,862						9,627

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	219

Russell Investment Company

Russell Strategic Bond Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$655,714	$4,335	$660,049	9.2
Corporate Bonds and Notes	—	1,292,025	—	1,292,025	18.1
International Debt	—	927,554	10,619	938,173	13.1
Loan Agreements	—	28,642	8	28,650	0.4
Mortgage-Backed Securities	—	2,713,075	43,238	2,756,313	38.5
Municipal Bonds	—	103,259	—	103,259	1.4
Non-US Bonds	—	88,385	—	88,385	1.2
United States Government Agencies	—	96,027	—	96,027	1.3
United States Government Treasuries	—	504,738	—	504,738	7.1
Investments in Other Funds	16,729	—	17,983	34,712	0.5
Preferred Stocks	6,226	—	3,683	9,909	0.1
Warrants & Rights	—	—	—	—	—	*
Short-Term Investments	—	843,562	16,611	860,173	12.0
Repurchase Agreements	—	226,100	—	226,100	3.2
Other Securities	—	286,816	—	286,816	4.0

Total Investments	22,955	7,765,897	96,477	7,885,329	110.1

Other Assets and Liabilities, Net					(10.1)

					100.0

Other Financial Instruments**
Futures Contracts	(3,397)	—	—	(3,397)	—	*
Options Written	(72)	(7,804)	(883)	(8,759)	(0.1)
Foreign Currency Exchange Contracts	7	(1,086)	—	(1,079)	—	*
Interest Rate Swap Contracts	—	(1,556)	—	(1,556)	—	*
Credit Default Swap Contracts	—	765	—	765	0.1

Total Other Financial Instruments	$(3,462)	$(9,681)	$(883)	$(14,026)

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Russell Strategic Bond Fund

Balance as of 10/31/2009	$43,934
Accrued discounts/(premiums)	980
Realized gain/(loss)	464
Net change in unrealized appreciation/(depreciation) from investments still held as of 10/31/2010	3,295
Net purchases (sales)	66,932
Net transfers in and/or out of Level 3	(20,011)

Balance as of 10/31/2010	$95,594

See accompanying notes which are an integral part of the financial statements.

220	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7,289	$—
Daily variation margin on futures contracts*	—	—	5,096
Interest rate swap contracts, at market value	—	—	13,136
Credit default swap contracts, at market value	10,763	—	—

Total	$10,763	$7,289	$18,232

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$8,368	$—
Daily variation margin on futures contracts*	—	—	8,493
Interest rate swap contracts, at market value	—	—	15,550
Credit default swap contracts, at market value	1,136	—	—
Options written, at market value	—	—	8,759

Total	$1,136	$8,368	$32,802

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$119,366
Options Written	—	—	9,438
Credit default swap contracts	3,107	—	—
Interest rate swap contracts	—	—	(15,720)
Foreign currency-related transactions	—	(4,774)	—

Total	$3,107	$(4,774)	$113,084

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(25,658)
Options Written	—	—	90
Credit default swap contracts	7,513	—	—
Interest rate swap contracts	—	—	(11,844)
Foreign currency-related transactions	—	374	—

Total	$7,513	$374	$(37,412)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	221

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Investment Grade Bond Fund - Class A ‡
	Total Return
1 Year	6.19%
5 Years	5.59	%§
10 Years	5.72	%§

Russell Investment Grade Bond Fund - Class C ‡‡
	Total Return
1 Year	9.48%
5 Years	5.83	%§
10 Years	5.84	%§

Russell Investment Grade Bond Fund - Class E
	Total Return
1 Year	10.38%
5 Years	6.41	%§
10 Years	6.13	%§

Russell Investment Grade Bond Fund - Class I
	Total Return
1 Year	10.64%
5 Years	6.66	%§
10 Years	6.39	%§

Russell Investment Grade Bond Fund - Class S ‡‡‡
	Total Return
1 Year	10.55%
5 Years	6.59	%§
10 Years	6.35	%§

Russell Investment Grade Bond Fund - Class Y
	Total Return
1 Year	10.77%
5 Years	6.72	%§
10 Years	6.46	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

222	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Investment Grade Bond Fund Class A, Class C, Class E, Class I, Class S and Class Y gained 10.31%, 9.48%, 10.38%, 10.64%, 10.55% and 10.77%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Intermediate Investment Grade Debt Funds Average gained 9.55%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Over most of the fiscal year ending October 31, 2010, fixed income markets continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Over the period, despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, and the Gulf Coast oil spill, corporate credit risk was once again rewarded and the Fund’s overweight position to investment-grade and non-investment grade corporate bonds was the primary reason for the Fund’s benchmark-relative outperformance.

By late April and early May, investors saw the return of volatility. The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded everyone that unexpected and seemingly random negative events could still occur and negatively impact financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping 0.57% to 0.60%, and the ten-year Treasury yield dropping 1.06% to 2.93%, as investors moved into (and bid up the prices on) low risk debt backstopped by the U.S. government. Simultaneously, the Federal Reserve again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period. This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Federal Reserve believed deflation was a greater near-term risk than inflation. The Fund’s tactical duration and yield curve positioning had a modest positive contribution to performance because of market conditions.

The housing market, which had started the financial crisis in the summer of 2007, continued to have an impact throughout the fiscal year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year by news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork. This issue remained unresolved at the end of the fiscal year. However, over the fiscal year both residential and commercial mortgage-backed securities performed well, both in terms of total return as well as relative to equivalent-duration U.S. Treasuries.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest in non-Treasury sectors and in types of securities that are not in the benchmark, (e.g., non-agency mortgages backed securities and emerging market debt). As a result of this strategy, the Fund tended to underperform during the second calendar quarter of 2010, when investors avoided risk and searched for safety in less volatile sectors. However, when risk appetite returned to the market later in the fiscal year, the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury sectors resulted in returns in excess of the benchmark. While sector positions varied throughout the fiscal year, allocations to some of the best performing sectors of the fixed income markets were beneficial to Fund performance. Overweight exposures to finance-related investment-grade financials, commercial mortgage-backed securities and non-agency mortgage-backed securities generated positive relative performance for the fiscal year.

The Fund’s money managers have the discretion to rotate in and out of various sectors in order to place more emphasis on sectors or securities that they believe will provide the highest relative value versus other areas of the market. For example, Pacific Investment Management Company, LLC (“PIMCO”) put significant emphasis on investment-grade corporate bonds as they saw value in finance related securities. Metropolitan West Asset Management, LLC outperformed the index due to an overweight to non-agency residential mortgages as well as an

Russell Investment Grade Bond Fund	223

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

overweight to commercial mortgage-backed securities. Additionally, security selection in the investment-grade corporate sector also added to performance. Neuberger Berman Fixed Income LLC outperformed due to its weighting to and security selection in both the residential and commercial mortgage-backed sectors. Western Asset Management Company also outperformed, primarily due to an overweight to and security selection in mortgage-backed securities and investment-grade credit. Although different money managers placed emphasis on different areas of the market at different times, the Fund’s performance over the fiscal year did on average benefit from sector rotation by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Metropolitan West Asset Management, LLC.	Sector Rotation
Neuberger Berman Fixed Income LLC	Enhanced Index
Pacific Investment Management Company LLC	Fully Discretionary
Western Asset Management Company	Fully Discretionary
Western Asset Management Company Limited	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares from November 1, 2000 to May 31, 2010 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown from November 1, 2000 to October 21, 2007 are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

224	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
June 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,055.20	$1,055.20
Expenses Paid During Period*	$3.49	$3.49

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,051.80	$1,017.49
Expenses Paid During Period*	$7.91	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,056.10	$1,021.73
Expenses Paid During Period*	$3.58	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Investment Grade Bond Fund	225

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,057.30	$1,022.94
Expenses Paid During Period*	$2.33	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,056.90	$1,022.48
Expenses Paid During Period*	$2.80	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,058.20	$1,023.39
Expenses Paid During Period*	$1.87	$1.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

226	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 97.5%
Asset-Backed Securities - 3.5%
Aames Mortgage Investment Trust Series 2005-3 Class A1 0.406% due 08/25/35 (Ê)(Þ)	102	101
Accredited Mortgage Loan Trust Series 2004-2 Class A2 0.556% due 07/25/34 (Ê)	114	85
Series 2007-1 Class A4 0.476% due 02/25/37 (Ê)	2,583	1,341
ACE Securities Corp. Series 2003-OP1 Class M2 2.506% due 12/25/33 (Ê)	55	43
Series 2005-SD3 Class A 0.656% due 08/25/45 (Ê)	159	149
Series 2006-HE4 Class A2A 0.316% due 10/25/36 (Ê)	53	19
Aegis Asset Backed Securities Trust Series 2003-3 Class M2 2.731% due 01/25/34 (Ê)	297	221
Air 2 US 8.027% due 10/01/19 (Þ)	455	455
Ally Auto Receivables Trust Series 2009-A Class A2 1.320% due 03/15/12 (Þ)	159	159
Ameriquest Mortgage Securities, Inc. Series 2002-D Class M1 4.006% due 02/25/33 (Ê)	155	71
Series 2004-R2 Class A1A 0.601% due 04/25/34 (Ê)	352	300
Series 2004-R10 Class A5 0.646% due 11/25/34 (Ê)	2	2
Series 2005-R10 Class A2B 0.476% due 12/25/35 (Ê)	833	792
Argent Securities, Inc. Series 2003-W9 Class M1 1.291% due 03/25/34 (Ê)	686	618
Asset Backed Funding Certificates Series 2006-HE1 Class A2A 0.316% due 01/25/37 (Ê)	45	44
Asset Backed Securities Corp. Home Equity Series 2003-HE7 Class M1 1.231% due 12/15/33 (Ê)	264	239
Series 2006-HE2 Class A1A 0.506% due 03/25/36 (Ê)	1,346	225
Avis Budget Rental Car Funding AESOP LLC Series 2010-3A Class A 4.640% due 05/20/16 (Þ)	260	278
Series 2010-5A Class A 3.150% due 03/20/17 (Å)	220	220
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	410	335

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Asset Backed Securities Trust Series 2003-1 Class A1 1.256% due 11/25/42 (Ê)	96	84
Series 2003-SD1 Class A 0.706% due 12/25/33 (Ê)	79	68
Series 2004-SD3 Class A3 0.826% due 09/25/34 (Ê)	220	195
Series 2006-SD2 Class A2 0.456% due 06/25/36 (Ê)	145	142
Series 2007-HE5 Class 1A1 0.346% due 06/25/47 (Ê)	27	26
Series 2007-HE6 Class 1A1 1.506% due 08/25/37 (Ê)	627	468
BNC Mortgage Loan Trust Series 2007-2 Class A2 0.356% due 05/25/37 (Ê)	124	115
Series 2008-4 Class A3A 0.506% due 11/25/37 (Ê)	1,608	1,583
Business Loan Express Series 2003-2A Class A 1.056% due 01/25/32 (Ê)(Þ)	206	143
Carrington Mortgage Loan Trust Series 2005-NC5 Class A2 0.576% due 10/25/35 (Ê)	120	114
Series 2006-NC3 Class A3 0.406% due 08/25/36 (Ê)	2,105	1,061
Centex Home Equity Series 2003-B Class AF4 3.735% due 02/25/32	2,253	2,111
Series 2006-A Class AV4 0.506% due 06/25/36 (Ê)	1,700	1,118
Citigroup Mortgage Loan Trust, Inc. Series 2006-SHL1 Class A1 0.456% due 11/25/45 (Ê)(Þ)	598	522
Series 2007-AHL3 Class A3A 0.316% due 07/25/45 (Ê)	176	144
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.736% due 12/25/31 (Ê)	68	34
Series 2004-AB2 Class M3 0.856% due 05/25/36 (Ê)	310	63
Series 2004-BC1 Class M1 1.006% due 02/25/34 (Ê)	172	142
Series 2005-4 Class MV1 0.716% due 10/25/35 (Ê)	995	950
Series 2005-17 Class 1AF3 5.711% due 05/25/36	2,250	919
Series 2006-6 Class 2A2 0.436% due 09/25/36 (Ê)	390	324
Series 2006-11 Class 1AF4 6.079% due 09/25/46	490	173
Series 2006-BC1 Class 1A 0.456% due 04/25/36 (Ê)	757	664
Series 2006-BC4 Class 2A2 0.416% due 11/25/36 (Ê)	2,117	1,630

Russell Investment Grade Bond Fund	227

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-7 Class 2A1 0.336% due 10/25/47 (Ê)	59	57
Countrywide Home Equity Loan Trust Series 2005-A Class 2A 0.496% due 04/15/35 (Ê)	153	78
Series 2005-G Class 2A 0.486% due 12/15/35 (Ê)	778	315
Series 2006-E Class 2A 0.396% due 07/15/36 (Ê)	502	253
Series 2007-GW Class A 0.806% due 08/15/37 (Ê)	991	758
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB7 Class AF5 4.585% due 10/25/34	550	570
Series 2005-CB5 Class AV2 0.516% due 08/25/35 (Ê)	88	82
Series 2007-RP1 Class A 0.566% due 05/25/46 (Ê)(Þ)	932	606
Daimler Chrysler Auto Trust Series 2008-B Class A3B 1.737% due 09/10/12 (Ê)	242	243
Education Funding Capital Trust I Series 2003-3 Class A6 1.520% due 12/15/42 (Ê)	200	191
EFS Volunteer LLC Series 2010-1 Class A2 1.389% due 10/25/35 (Ê)(Þ)	450	420
Ellington Loan Acquisition Trust Series 2007-1 Class A2A1 1.256% due 05/26/37 (Ê)(Þ)	459	425
Series 2007-1 Class A2C 1.506% due 05/29/37 (Ê)(Þ)	1,000	495
Fannie Mae Grantor Trust Series 2003-T4 Class 1A 0.476% due 09/26/33 (Ê)	131	122
Fannie Mae Whole Loan Series 2003-W5 Class A 0.476% due 04/25/33 (Ê)	155	147
Series 2003-W9 Class A 0.496% due 06/25/33 (Ê)	233	222
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.296% due 08/25/36 (Ê)	12	5
GMAC Mortgage Corp. Loan Trust Series 2006-HE4 Class A1 0.436% due 12/25/36 (Ê)	359	192
GSAA Trust Series 2006-2 Class 2A3 0.526% due 12/25/35 (Ê)	570	518
GSAMP Trust Series 2003-HE2 Class M1 1.231% due 08/25/33 (Ê)	104	71
Series 2004-SEA2 Class A2B 0.806% due 03/25/34 (Ê)	1,100	1,078
Hertz Vehicle Financing LLC Series 2009-2A Class A2 5.290% due 03/25/16 (Þ)	280	310

	Principal Amount ($) or Shares	Market Value $
Home Equity Asset Trust Series 2003-8 Class M1 1.336% due 04/25/34 (Ê)	584	512
Series 2006-8 Class 2A1 0.306% due 03/25/37 (Ê)	1,457	1,449
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.546% due 01/20/34 (Ê)	387	350
Series 2006-1 Class A1 0.416% due 01/20/36 (Ê)	1,719	1,560
Series 2006-2 Class A1 0.406% due 03/20/36 (Ê)	1,011	945
Series 2006-4 Class A3V 0.406% due 03/20/36 (Ê)	1,900	1,799
Series 2007-1 Class AS 0.456% due 03/20/36 (Ê)	1,704	1,583
HSI Asset Securitization Corp. Trust Series 2006-HE2 Class 2A1 0.306% due 12/25/36 (Ê)	21	20
JP Morgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4 0.386% due 11/25/36 (Ê)	2,575	2,203
Series 2007-CH3 Class A2 0.336% due 03/25/37 (Ê)	187	177
Keycorp Student Loan Trust Series 2003-A Class 1A2 0.548% due 10/25/32 (Ê)	771	750
Lehman XS Trust Series 2005-1 Class 2A1 1.756% due 07/25/35 (Ê)	337	253
Series 2005-5N Class 1A1 0.556% due 11/25/35 (Ê)	388	275
Series 2005-7N Class 1A1B 0.629% due 12/25/35 (Ê)	314	122
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.536% due 10/25/34 (Ê)	34	29
Mastr Asset Backed Securities Trust Series 2003-WMC2 Class M2 2.731% due 08/25/33 (Ê)	84	59
Morgan Stanley ABS Capital I Series 2003-NC7 Class M1 1.306% due 06/25/33 (Ê)	377	338
Series 2003-NC8 Class M3 3.406% due 09/25/33 (Ê)	42	9
Series 2005-WMC1 Class M1 0.726% due 01/25/35 (Ê)	612	607
Series 2007-HE2 Class A2B 0.346% due 01/25/37 (Ê)	2,800	1,471
Series 2007-HE6 Class A1 0.316% due 05/25/37 (Ê)	76	69
MSDWCC Heloc Trust Series 2005-1 Class A 0.446% due 07/25/17 (Ê)	60	45
Nationstar Home Equity Loan Trust Series 2007-B Class 2AV1 0.376% due 04/25/37 (Ê)	106	104

228	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nelnet Student Loan Trust Series 2008-4 Class A4 1.768% due 04/25/24 (Ê)	490	503
New Century Home Equity Loan Trust Series 2004-4 Class M2 0.786% due 02/25/35 (Ê)	370	253
Novastar Home Equity Loan Series 2003-3 Class A2C 0.786% due 12/25/33 (Ê)	382	345
Option One Mortgage Loan Trust Series 2003-2 Class M2 2.806% due 04/25/33 (Ê)	67	34
Series 2003-3 Class M3 3.256% due 06/25/33 (Ê)	93	48
Series 2003-4 Class M2 2.731% due 07/25/33 (Ê)	99	41
Series 2007-4 Class 2A1 0.346% due 04/25/37 (Ê)	367	361
Series 2007-6 Class 2A1 0.316% due 07/25/37 (Ê)	201	192
Origen Manufactured Housing Series 2005-B Class A4 5.910% due 01/15/37	100	106
Series 2006-A Class A1 0.406% due 11/15/18 (Ê)	183	176
Ownit Mortgage Loan Asset Backed Certificates Series 2006-6 Class A2C 0.416% due 09/25/37 (Ê)	2,390	1,013
Park Place Securities, Inc. Series 2004-MHQ1 Class M1 0.956% due 12/25/34 (Ê)	1,527	1,504
Series 2004-WCW2 Class M1 0.876% due 10/25/34 (Ê)	1,096	1,042
Series 2005-WCW1 Class M1 0.706% due 09/25/35 (Ê)	370	275
Pennsylvania Higher Education Assistance Agency Series 2005-1 Class B1 Zero coupon due 04/25/45 (Ê)	900	691
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	224	206
RAAC Series Series 2006-RP2 Class A 0.506% due 02/25/37 (Ê)(Þ)	379	250
Renaissance Home Equity Loan Trust Series 2003-3 Class A 0.756% due 12/25/33 (Ê)	299	259
Series 2005-1 Class M1 5.357% due 05/25/35	172	80
Series 2005-2 Class AF4 4.934% due 08/25/35	585	515
Series 2006-1 Class AF6 5.746% due 05/25/36	292	209

	Principal Amount ($) or Shares	Market Value $
Residential Asset Mortgage Products, Inc. Series 2003-RS2 Class AII 0.936% due 03/25/33 (Ê)	83	51
Series 2003-RS3 Class AII 0.976% due 04/25/33 (Ê)	51	33
Series 2003-RS11 Class AI6A 5.980% due 12/25/33	201	199
Residential Asset Securities Corp. Series 2001-KS1 Class AI6 6.349% due 03/25/32	426	358
Series 2001-KS1 Class AII 0.726% due 03/25/32 (Ê)	34	32
Series 2001-KS3 Class AII 0.716% due 09/25/31 (Ê)	38	31
Series 2003-KS2 Class MI1 4.800% due 04/25/33	258	159
Series 2003-KS2 Class MI3 6.100% due 04/25/33	98	14
Series 2003-KS4 Class AIIB 0.836% due 06/25/33 (Ê)	131	64
Series 2005-EMX3 Class M1 0.686% due 09/25/35 (Ê)	1,000	929
Series 2005-KS12 Class A2 0.506% due 01/25/36 (Ê)	1,655	1,582
SACO I, Inc. Series 2005-WM3 Class A1 0.776% due 09/25/35 (Ê)	48	20
Saxon Asset Securities Trust Series 2004-1 Class A 0.796% due 03/25/35 (Ê)	57	42
Series 2005-1 Class M1 0.716% due 05/25/35 (Ê)	338	296
Security National Mortgage Loan Trust Series 2006-3A Class A1 0.536% due 01/25/37 (Ê)(Þ)	210	190
Sierra Receivables Funding Co. Series 2006-1A Class A2 0.406% due 05/20/18 (Ê)(Þ)	96	89
SLM Student Loan Trust Series 2003-11 Class A6 0.582% due 12/15/25 (Ê)(Þ)	400	381
Series 2008-2 Class A1 0.588% due 01/25/15 (Ê)	78	78
Series 2008-6 Class A1 0.688% due 10/27/14 (Ê)	403	404
Small Business Administration Participation Certificates Series 2003-20I Class 1 5.130% due 09/01/23	49	54
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2C 0.396% due 12/25/36 (Ê)	2,550	2,155
Specialty Underwriting & Residential Finance Series 2003-BC1 Class A 0.936% due 01/25/34 (Ê)	25	20

Russell Investment Grade Bond Fund	229

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Structured Asset Securities Corp. Series 2002-AL1 Class A3 3.450% due 02/25/32	310	295
Series 2002-HF1 Class A 0.546% due 01/25/33 (Ê)	10	9
Series 2006-BC3 Class A2 0.306% due 10/25/36 (Ê)	38	38
Student Loan Consolidation Center Series 2002-1 Class A3 Zero coupon due 03/01/42 (Ê)(Þ)	350	304
Series 2002-2 Class A14 Zero coupon due 07/01/42 (Ê)(Þ)	550	479
Truman Capital Mortgage Loan Trust Series 2006-1 Class A 0.516% due 03/25/36 (Ê)(Þ)	820	530

		57,316

Corporate Bonds and Notes - 20.0%
Abbott Laboratories 5.125% due 04/01/19	930	1,066
Alcoa, Inc. 5.375% due 01/15/13	2,600	2,777
6.000% due 07/15/13 (Ñ)	30	33
Allstate Life Global Funding Trusts 5.375% due 04/30/13	400	443
Ally Financial, Inc. 8.000% due 12/31/18 (Ñ)	159	165
Altria Group, Inc. 8.500% due 11/10/13	220	265
9.700% due 11/10/18	1,900	2,621
9.250% due 08/06/19	330	453
9.950% due 11/10/38	500	721
American Express Co. 7.000% due 03/19/18	200	240
8.125% due 05/20/19	140	180
6.800% due 09/01/66 (Ñ)	170	171
American Express Credit Corp. 5.875% due 05/02/13	2,400	2,641
5.125% due 08/25/14	530	585
2.750% due 09/15/15	545	550
American General Finance Corp. 6.900% due 12/15/17	130	108
American International Group, Inc. 5.050% due 10/01/15	200	209
5.850% due 01/16/18	80	85
8.250% due 08/15/18	1,600	1,910
6.250% due 03/15/37	1,800	1,624
Anadarko Petroleum Corp. 5.950% due 09/15/16	420	460
6.200% due 03/15/40 (Ñ)	95	91
Analog Devices, Inc. 5.000% due 07/01/14	755	834
Anheuser-Busch InBev Worldwide, Inc. 2.500% due 03/26/13 (Ñ)	1,970	2,028
5.375% due 01/15/20	3,385	3,843
5.000% due 04/15/20 (Ñ)	70	78
Apache Corp. 6.000% due 09/15/13	460	521

	Principal Amount ($) or Shares	Market Value $
6.000% due 01/15/37	200	225
5.100% due 09/01/40	160	160
Appalachian Power Co. Series O 5.650% due 08/15/12	175	189
ASIF Global Financing XIX 4.900% due 01/17/13 (Þ)	50	52
AT&T, Inc. 5.100% due 09/15/14	240	269
6.500% due 09/01/37	570	640
6.300% due 01/15/38	500	550
6.550% due 02/15/39	100	114
5.350% due 09/01/40 (Þ)	615	604
BAC Capital Trust XIV 5.630% due 09/29/49 (ƒ)	20	14
BAC Capital Trust XV 1.097% due 06/01/56 (Ê)	1,300	796
Baker Hughes, Inc. 7.500% due 11/15/18 (Ñ)	510	660
Bank of America Corp. 4.500% due 04/01/15 (Ñ)	9,200	9,580
6.000% due 09/01/17 (Ñ)	655	705
5.750% due 12/01/17	950	1,007
7.625% due 06/01/19	750	878
5.625% due 07/01/20 (Ñ)	270	280
Series MTNL 5.650% due 05/01/18	2,310	2,431
Bank of America NA Series BKNT 0.572% due 06/15/16 (Ê)	1,200	1,069
0.592% due 06/15/17 (Ê)	1,340	1,128
6.100% due 06/15/17	1,500	1,599
6.000% due 10/15/36	300	287
BankAmerica Capital III Series * 0.859% due 01/15/27 (Ê)	700	496
BB&T Corp. 3.850% due 07/27/12	740	776
Bear Stearns Cos. LLC (The) 6.400% due 10/02/17	1,020	1,189
7.250% due 02/01/18	425	519
BellSouth Corp. 4.750% due 11/15/12 (Ñ)	20	22
Berkshire Hathaway, Inc. 3.200% due 02/11/15	530	563
Boeing Capital Corp. 4.700% due 10/27/19	120	134
Boeing Co. (The) 4.875% due 02/15/20	760	862
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	168	180
Burlington Northern Santa Fe LLC 6.875% due 12/01/27	90	106
CareFusion Corp. 4.125% due 08/01/12	600	629

230	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Carolina Power & Light Co. 6.500% due 07/15/12	5	5
Caterpillar Financial Services Corp. 6.200% due 09/30/13	650	745
CBS Corp. 4.300% due 02/15/21	955	947
Celgene Corp. 3.950% due 10/15/20 (Ñ)	745	743
Cellco Partnership / Verizon Wireless Capital LLC 8.500% due 11/15/18	100	137
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	125	144
Series B 7.875% due 04/01/13	545	628
Citigroup Capital XXI 8.300% due 12/21/57	1,000	1,046
Citigroup, Inc. 5.500% due 08/27/12	500	534
5.625% due 08/27/12	300	317
5.300% due 10/17/12	200	213
5.500% due 04/11/13	675	731
5.850% due 07/02/13	100	109
6.500% due 08/19/13	1,455	1,623
6.000% due 12/13/13	920	1,018
6.375% due 08/12/14	350	393
5.000% due 09/15/14	1,840	1,928
5.500% due 10/15/14 (Ñ)	80	87
6.010% due 01/15/15	450	499
6.000% due 08/15/17	300	331
6.125% due 11/21/17	1,980	2,204
6.125% due 05/15/18 (Ñ)	670	747
8.500% due 05/22/19	1,540	1,934
6.125% due 08/25/36	500	483
6.875% due 03/05/38	1,650	1,831
8.125% due 07/15/39	2,375	2,988
Clorox Co. 5.450% due 10/15/12	445	483
Columbus Southern Power Co. Series C 5.500% due 03/01/13	85	93
Comcast Cable Holdings LLC 9.800% due 02/01/12	715	790
Comcast Corp. 6.500% due 01/15/15	1,050	1,238
6.300% due 11/15/17 (Ñ)	1,125	1,334
5.875% due 02/15/18	880	1,017
5.150% due 03/01/20 (Ñ)	360	396
5.650% due 06/15/35	110	109
6.500% due 11/15/35	350	383
6.450% due 03/15/37	60	66
6.950% due 08/15/37	40	46
6.550% due 07/01/39	1,050	1,176
6.400% due 03/01/40 (Ñ)	210	231
ConocoPhillips 5.900% due 05/15/38	60	68
ConocoPhillips Holding Co. 6.950% due 04/15/29 (Ñ)	715	894

	Principal Amount ($) or Shares	Market Value $
Continental Airlines 2007-1 Class A Pass Through Trust Series 071A 5.983% due 04/19/22 (Ñ)	3,371	3,565
Continental Airlines 2009-1 Pass Through Trust 9.000% due 07/08/16	480	557
Corn Products International, Inc. 3.200% due 11/01/15	860	882
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12	450	475
COX Communications, Inc. 5.450% due 12/15/14	210	238
Credit Suisse USA, Inc. 5.500% due 08/15/13 (Ñ)	115	128
CRH America, Inc. 6.950% due 03/15/12	765	814
CVS Caremark Corp. 6.600% due 03/15/19 (Ñ)	930	1,131
6.250% due 06/01/27	815	907
CVS Pass-Through Trust 5.789% due 01/10/26 (Þ)	243	253
5.880% due 01/10/28	11	12
6.036% due 12/10/28	838	881
7.507% due 01/10/32 (Þ)	375	439
Dell, Inc. 5.650% due 04/15/18 (Ñ)	475	539
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821% due 08/10/22	1,751	1,891
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200% due 07/02/18 (Ñ)	1,725	1,846
Devon Energy Corp. 7.950% due 04/15/32	570	768
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.125% due 02/15/16	1,745	1,787
Dominion Resources, Inc. 5.700% due 09/17/12	455	495
8.875% due 01/15/19	390	526
Dow Chemical Co. (The) 8.550% due 05/15/19	2,595	3,333
Dr Pepper Snapple Group, Inc. 6.820% due 05/01/18 (Ñ)	780	961
Duke Energy Carolinas LLC 6.250% due 01/15/12	3,185	3,398
5.625% due 11/30/12	265	291
6.000% due 01/15/38	325	371
Duke Energy Corp. 6.300% due 02/01/14	225	258
3.950% due 09/15/14	410	443
Duke University 4.200% due 04/01/14	1,300	1,437
5.150% due 04/01/19	1,000	1,150

Russell Investment Grade Bond Fund	231

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Eastman Kodak Co. 7.250% due 11/15/13 (Ñ)	60	58
EI du Pont de Nemours & Co. 3.625% due 01/15/21	950	967
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	1,700	1,854
Energy Future Holdings Corp. Series P 5.550% due 11/15/14 (Ñ)	150	96
Series Q 6.500% due 11/15/24	90	35
Series R 6.550% due 11/15/34	635	248
Energy Transfer Partners, LP 9.000% due 04/15/19	630	804
Enterprise Products Operating LLC Series O 9.750% due 01/31/14	830	1,024
ERAC USA Finance LLC 7.000% due 10/15/37 (Þ)	570	631
Exelon Corp. 4.900% due 06/15/15	865	953
5.625% due 06/15/35	330	323
Express Scripts, Inc. 5.250% due 06/15/12	375	400
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	1,035	1,015
7.200% due 07/15/48 (Þ)	700	661
Farmers Insurance Exchange 8.625% due 05/01/24 (Þ)	610	712
FirstEnergy Corp. Series B 6.450% due 11/15/11 (Ñ)	67	70
Series C 7.375% due 11/15/31	1,215	1,307
Fortune Brands, Inc. 3.000% due 06/01/12	730	743
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	1,090	1,233
General Electric Capital Corp. 2.125% due 12/21/12 (Ñ)	1,070	1,107
2.800% due 01/08/13	1,545	1,594
5.900% due 05/13/14 (Ñ)	1,040	1,183
5.625% due 05/01/18	1,270	1,419
4.375% due 09/16/20	2,030	2,048
5.875% due 01/14/38	2,440	2,481
6.375% due 11/15/67	770	762
Series EMTN 0.595% due 03/20/14 (Ê)	800	758
Series GMTN 2.000% due 09/28/12 (Ñ)	3,335	3,433
2.625% due 12/28/12	1,650	1,724
6.000% due 08/07/19	400	452
6.875% due 01/10/39	1,500	1,725
Series MTNA 0.552% due 09/15/14 (Ê)	830	797
General Electric Co. 5.250% due 12/06/17	505	569

	Principal Amount ($) or Shares	Market Value $
GlaxoSmithKline Capital, Inc. 5.650% due 05/15/18	1,220	1,445
Goldman Sachs Capital II
5.793% due 06/01/43 (ƒ)	960	824
Goldman Sachs Group, Inc. (The) 1.057% due 12/05/11 (Ê)	850	858
6.600% due 01/15/12	60	64
5.300% due 02/14/12	1,795	1,889
3.625% due 08/01/12	100	104
5.450% due 11/01/12	220	238
4.750% due 07/15/13	350	377
5.250% due 10/15/13	150	164
6.250% due 09/01/17	1,025	1,158
6.150% due 04/01/18	360	403
7.500% due 02/15/19	1,134	1,365
5.375% due 03/15/20	320	339
6.000% due 06/15/20 (Ñ)	1,040	1,156
5.950% due 01/15/27	250	251
6.450% due 05/01/36	125	127
6.750% due 10/01/37	2,850	2,988
GSPA Monetization Trust 6.422% due 10/09/29 (Å)	691	693
Hartford Financial Services Group, Inc. 5.375% due 03/15/17	460	478
5.500% due 03/30/20	810	828
HCP, Inc. 6.300% due 09/15/16 (Ñ)	500	558
6.700% due 01/30/18	1,025	1,137
Health Care REIT, Inc. 6.125% due 04/15/20	1,700	1,849
Hess Corp. 8.125% due 02/15/19 (Ñ)	570	752
7.875% due 10/01/29	110	140
7.300% due 08/15/31	435	525
Historic TW, Inc. 8.050% due 01/15/16	565	693
Home Depot, Inc. 5.875% due 12/16/36	450	467
Humana, Inc. 7.200% due 06/15/18	270	314
Hyundai Capital America 3.750% due 04/06/16 (Ñ)(Þ)	965	983
ILFC E-Capital Trust II 6.250% due 12/21/65 (Þ)	290	232
International Business Machines Corp. 5.700% due 09/14/17	700	836
International Lease Finance Corp. 5.350% due 03/01/12 (Ñ)	200	203
5.300% due 05/01/12 (Ñ)	200	203
5.625% due 09/20/13	400	403
6.500% due 09/01/14 (Þ)	1,940	2,095
6.750% due 09/01/16 (Þ)	1,500	1,635
Jersey Central Power & Light Co. 5.625% due 05/01/16	260	296
JP Morgan Chase Capital XIII Series M 1.239% due 09/30/34 (Ê)	625	491
JP Morgan Chase Capital XV 5.875% due 03/15/35	550	527

232	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JP Morgan Chase Capital XX Series T 6.550% due 09/29/36	200	194
JP Morgan Chase Capital XXIII 1.376% due 05/15/47 (Ê)(Ñ)	3,495	2,662
JPMorgan Chase & Co. 5.375% due 10/01/12	900	974
5.375% due 01/15/14	475	526
5.125% due 09/15/14	935	1,025
5.150% due 10/01/15 (Ñ)	520	574
6.000% due 01/15/18	425	485
4.250% due 10/15/20	1,015	1,023
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	85	96
6.000% due 10/01/17	1,000	1,138
JPMorgan Chase Capital XXVII Series AA 7.000% due 11/01/39	930	941
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	1,085	1,247
8.270% due 11/15/21	425	498
Kellogg Co. 5.125% due 12/03/12	810	879
Kerr-McGee Corp. 6.950% due 07/01/24	290	325
7.875% due 09/15/31	70	79
Kinder Morgan Energy Partners, LP 7.125% due 03/15/12	185	199
5.000% due 12/15/13	115	126
6.000% due 02/01/17	60	69
6.950% due 01/15/38	1,155	1,284
Kraft Foods, Inc. 2.625% due 05/08/13 (Ñ)	4,900	5,092
6.125% due 02/01/18 (Ñ)	900	1,060
5.375% due 02/10/20	910	1,019
6.500% due 02/09/40	1,150	1,318
L-3 Communications Corp. 4.750% due 07/15/20	655	684
Lehman Brothers Holdings, Inc. 5.250% due 02/06/12 (Æ)(Ø)	140	30
6.200% due 09/26/14 (Æ)(Ø)	150	33
6.500% due 07/19/17 (Æ)(Ø)	390	—
6.750% due 12/28/17 (Æ)(Ø)	990	—
6.875% due 05/02/18 (Æ)(Ø)	200	46
Lorillard Tobacco Co. 8.125% due 06/23/19	1,245	1,438
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	180	174
MBNA Capital A Series A 8.278% due 12/01/26	180	184
MBNA Capital B Series B 1.087% due 02/01/27 (Ê)	680	478
MBNA Corp. 6.125% due 03/01/13	445	480
Mead Johnson Nutrition Co. 4.900% due 11/01/19	50	55

	Principal Amount ($) or Shares	Market Value $
Medco Health Solutions, Inc. 2.750% due 09/15/15 (Ñ)	785	806
Medtronic, Inc. 4.450% due 03/15/20	420	459
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	200	213
5.450% due 02/05/13	3,505	3,730
6.400% due 08/28/17	690	752
6.220% due 09/15/26	425	425
6.110% due 01/29/37	830	790
MetLife, Inc. 6.125% due 12/01/11 (Ñ)	180	190
6.750% due 06/01/16 (Ñ)	650	779
7.717% due 02/15/19	80	102
4.750% due 02/08/21 (Ñ)	770	815
6.400% due 12/15/36	1,010	990
Metropolitan Life Global Funding I 5.125% due 06/10/14 (Þ)	300	334
MidAmerican Energy Co. 5.800% due 10/15/36	300	323
Morgan Stanley 3.250% due 12/01/11	120	124
4.750% due 04/01/14 (Ñ)	250	261
6.000% due 05/13/14	680	748
0.739% due 10/18/16 (Ê)	2,335	2,077
5.450% due 01/09/17	600	637
6.250% due 08/28/17 (Ñ)	300	331
6.625% due 04/01/18	2,825	3,173
5.625% due 09/23/19	1,015	1,066
5.500% due 07/24/20 (Ñ)	2,140	2,227
Series GMTN
5.625% due 01/09/12	410	432
2.876% due 05/14/13 (Ê)(Ñ)	500	512
National City Bank Series BKNT 0.663% due 06/07/17 (Ê)	1,400	1,258
National Semiconductor Corp. 6.600% due 06/15/17	40	47
Nationsbank Capital Trust III 0.839% due 01/15/27 (Ê)	500	351
NBC Universal, Inc. 3.650% due 04/30/15 (Þ)	1,830	1,939
News America Holdings, Inc. 7.900% due 12/01/95	295	347
8.250% due 10/17/96	65	78
News America, Inc. 6.200% due 12/15/34	35	37
6.150% due 03/01/37	590	621
6.650% due 11/15/37	20	22
NGPL PipeCo LLC 6.514% due 12/15/12 (Þ)	4,500	4,855
Nisource Finance Corp. 6.400% due 03/15/18	250	288
Northern States Power Co. Series B 8.000% due 08/28/12	400	451
Occidental Petroleum Corp. 7.000% due 11/01/13	800	942

Russell Investment Grade Bond Fund	233

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ohio National Financial Services, Inc. 6.375% due 04/30/20 (Þ)	5,000	5,393
Oncor Electric Delivery Co. LLC 5.950% due 09/01/13	760	856
6.800% due 09/01/18 (Ñ)	1,350	1,647
Oracle Corp. 5.750% due 04/15/18	1,250	1,483
5.375% due 07/15/40 (Þ)	6,270	6,552
Pacific Gas & Electric Co. 8.250% due 10/15/18 (Ñ)	170	229
6.050% due 03/01/34	270	303
5.800% due 03/01/37	110	119
6.350% due 02/15/38 (Ñ)	90	105
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	1,725	2,089
Pemex Project Funding Master Trust 6.625% due 06/15/35	430	477
PepsiCo, Inc. 7.900% due 11/01/18	470	630
4.875% due 11/01/40	540	537
Pfizer, Inc. 6.200% due 03/15/19	710	870
Philip Morris International, Inc. 5.650% due 05/16/18	300	354
Principal Life Income Funding Trusts 5.300% due 04/24/13	300	329
Progress Energy, Inc. 7.750% due 03/01/31	130	167
Prudential Financial, Inc. 3.875% due 01/14/15	535	565
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	1,675	2,109
Public Service Co. of New Mexico 7.950% due 05/15/18	675	742
Public Service Electric & Gas Co. 5.300% due 05/01/18 (Ñ)	800	913
Raytheon Co. 3.125% due 10/15/20	1,195	1,172
Reed Elsevier Capital, Inc. 8.625% due 01/15/19	450	591
Republic Services, Inc. 5.250% due 11/15/21	820	910
6.200% due 03/01/40	340	371
Reynolds American, Inc. 7.625% due 06/01/16	220	259
Series* 7.250% due 06/01/12	40	43
Roche Holdings, Inc. 6.000% due 03/01/19 (Þ)	280	338
Safeway, Inc. 3.950% due 08/15/20 (Ñ)	1,885	1,882
Simon Property Group, LP 6.100% due 05/01/16 (Ñ)	295	344
5.250% due 12/01/16	330	372
SLM Corp. 8.450% due 06/15/18	1,000	1,048
Series MTNA 5.375% due 05/15/14	1,450	1,454

	Principal Amount ($) or Shares	Market Value $
Southern Copper Corp. 5.375% due 04/16/20 (Ñ)	375	398
Southern Natural Gas Co. 5.900% due 04/01/17 (Þ)	30	33
Southern Union Co. 8.250% due 11/15/29	400	445
Southwestern Electric Power Co. 6.450% due 01/15/19 (Ñ)	770	874
State Street Capital Trust IV 1.292% due 06/15/37 (Ê)	100	74
SunTrust Capital VIII 6.100% due 12/15/36	630	589
SunTrust Preferred Capital I 5.853% due 12/31/49 (ƒ)	156	119
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 (Þ)	310	364
Teco Finance, Inc. Series* 7.000% due 05/01/12	5,000	5,410
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	1,605	1,926
Texas-New Mexico Power Co. 9.500% due 04/01/19 (Þ)	800	1,047
Time Warner Cable, Inc. 5.850% due 05/01/17	1,225	1,397
6.750% due 07/01/18	2,125	2,550
8.750% due 02/14/19	740	985
8.250% due 04/01/19 (Ñ)	400	521
6.750% due 06/15/39	190	218
Time Warner Entertainment Co., LP Series* 8.375% due 07/15/33	105	133
Time Warner, Inc. 3.150% due 07/15/15	1,820	1,905
4.875% due 03/15/20	920	1,010
4.700% due 01/15/21	550	592
6.100% due 07/15/40	30	32
Travelers Cos., Inc. (The) 6.250% due 03/15/37	620	645
6.250% due 06/15/37	500	567
Union Electric Co. 6.400% due 06/15/17	545	634
United Parcel Service, Inc. 4.500% due 01/15/13	100	108
United Technologies Corp. 4.500% due 04/15/20	350	389
5.400% due 05/01/35	70	74
UnitedHealth Group, Inc. 6.000% due 06/15/17 (Ñ)	4	5
6.000% due 02/15/18	550	639
6.500% due 06/15/37	120	132
USB Capital IX 6.189% due 10/29/49 (ƒ)	200	157
Valero Energy Corp. 9.375% due 03/15/19 (Ñ)	925	1,185
6.625% due 06/15/37	660	667

234	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Verizon Communications, Inc. 5.500% due 02/15/18	430	496
6.100% due 04/15/18	680	809
6.400% due 02/15/38	800	908
Verizon Global Funding Corp. 7.375% due 09/01/12	275	308
Verizon New Jersey, Inc. Series A 5.875% due 01/17/12	1,315	1,390
Wachovia Capital Trust III 5.800% due 03/29/49 (ƒ)	290	255
Wachovia Corp. 5.500% due 05/01/13	750	825
5.700% due 08/01/13 (Ñ)	725	805
5.250% due 08/01/14	460	499
5.625% due 10/15/16	400	446
Wal-Mart Stores, Inc. 5.800% due 02/15/18	410	491
6.200% due 04/15/38	90	104
5.000% due 10/25/40	738	732
Washington Mutual, Inc. 5.000% due 03/22/12 (Æ)(Ø)	425	463
Waste Management, Inc. 6.375% due 11/15/12	555	612
4.750% due 06/30/20 (Ñ)	1,045	1,124
WEA Finance LLC 7.125% due 04/15/18 (Þ)	2,400	2,841
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	1,070	1,246
6.750% due 09/02/19 (Þ)	120	141
WellPoint, Inc. 5.875% due 06/15/17	30	35
7.000% due 02/15/19	440	535
Wells Fargo & Co. 3.625% due 04/15/15 (Ñ)	1,490	1,570
7.980% due 03/29/49 (ƒ)	900	945
Wells Fargo Capital X 5.950% due 12/15/36	200	186
Wells Fargo Capital XV 9.750% due 09/29/49 (ƒ)	960	1,078
Williams Cos., Inc. (The) 7.875% due 09/01/21	241	288
7.750% due 06/15/31	1,150	1,284
Series A 7.500% due 01/15/31 (Ñ)	315	348
Williams Partners, LP 5.250% due 03/15/20	760	830
WM Wrigley Jr Co. 3.050% due 06/28/13 (Þ)	5,000	5,156
Wyeth 5.950% due 04/01/37	350	401
Xerox Corp. 5.500% due 05/15/12	870	924
6.750% due 12/15/39	1,010	1,163
XTO Energy, Inc. 7.500% due 04/15/12	130	143

	Principal Amount ($) or Shares	Market Value $
5.500% due 06/15/18 (Ñ)	750	892
6.500% due 12/15/18	590	748
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	2,375	2,280

		331,499

International Debt - 6.5%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	200	251
America Movil SAB de CV 5.625% due 11/15/17	180	204
5.000% due 03/30/20	300	328
Anadarko Finance Co. Series B 7.500% due 05/01/31	615	667
Anglo American Capital PLC 4.450% due 09/27/20 (Ñ)(Þ)	700	728
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	1,600	1,789
ArcelorMittal 5.375% due 06/01/13 (Ñ)	1,375	1,485
5.250% due 08/05/20	1,930	1,953
Arkle Master Issuer PLC Series 2006-1A Class 4A2 0.459% due 02/17/52 (Ê)(Þ)	12,000	11,867
AstraZeneca PLC 5.900% due 09/15/17	300	359
Banco Santander Chile 1.539% due 04/20/12 (Ê)(Þ)	900	900
Bank of China Hong Kong, Ltd. 5.550% due 02/11/20 (Ñ)(Þ)	100	106
Bank of Montreal 2.850% due 06/09/15 (Þ)	300	317
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,600	1,598
Bank of Scotland PLC 5.250% due 02/21/17 (Þ)	230	251
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.600% due 09/11/13 (Þ)	830	838
3.850% due 01/22/15 (Þ)	300	323
Banque Centrale de Tunisie SA 8.250% due 09/19/27	550	705
Barclays Bank PLC 5.200% due 07/10/14	280	312
6.050% due 12/04/17 (Þ)	140	153
5.125% due 01/08/20	230	249
Barrick Gold Corp. 6.950% due 04/01/19	510	650
BHP Billiton Finance USA, Ltd. 6.500% due 04/01/19	890	1,103
BNP Paribas 5.186% due 06/29/49 (ƒ)(Þ)	1,900	1,819
BP Capital Markets PLC 5.250% due 11/07/13 (Ñ)	650	711
3.875% due 03/10/15 (Ñ)	650	688

Russell Investment Grade Bond Fund	235

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Commonwealth Bank of Australia 3.750% due 10/15/14 (Þ)	250	267
5.000% due 10/15/19 (Ñ)(Þ)	110	119
Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	400	504
6.150% due 10/24/36 (Þ)	100	114
Credit Agricole SA 8.375% due 10/29/49 (ƒ)(Þ)	560	612
Credit Suisse AG 5.400% due 01/14/20	820	888
Credit Suisse Guernsey, Ltd. 5.860% due 05/29/49 (ƒ)	520	509
Series 1 1.066% due 05/29/49 (Ê)(ƒ)	725	540
Credit Suisse NY 5.000% due 05/15/13	1,000	1,094
5.500% due 05/01/14	500	562
6.000% due 02/15/18 (Ñ)	500	562
Danske Bank A/S 2.500% due 05/10/12 (Þ)	300	307
Depfa ACS Bank 5.125% due 03/16/37 (Å)	400	295
Deutsche Bank AG 5.375% due 10/12/12	350	381
6.000% due 09/01/17	1,000	1,166
Deutsche Telekom International Finance BV 5.750% due 03/23/16 (Ñ)	540	629
Dexia Credit Local SA 0.768% due 04/29/14 (Ê)(Þ)	1,700	1,693
Diageo Capital PLC 4.828% due 07/15/20	980	1,095
Electricite De France 5.500% due 01/26/14 (Ñ)(Þ)	400	452
6.500% due 01/26/19 (Ñ)(Þ)	400	495
6.950% due 01/26/39 (Þ)	400	508
European Investment Bank 2.375% due 03/14/14 (Ñ)	825	866
Export-Import Bank of China 4.875% due 07/21/15 (Þ)	200	223
Export-Import Bank of Korea 4.000% due 01/29/21 (Ñ)	500	490
FIH Erhvervsbank A/S 0.663% due 06/13/13 (Ê)(Þ)	5,900	5,893
Gaz Capital SA for Gazprom Series REGS 8.146% due 04/11/18	1,600	1,852
Gazprom International SA for Gazprom Series REGS 7.201% due 02/01/20	58	62
Gazprom Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	100	109
6.212% due 11/22/16 (Þ)	100	106
8.146% due 04/11/18 (Þ)	500	578
General Electric Capital Corp. 5.500% due 09/15/67 (Þ)	300	372
General Motors Corp. 8.375% due 07/05/33 (Æ)(Ø)	160	71

	Principal Amount ($) or Shares	Market Value $
Gerdau Holdings, Inc. 7.000% due 01/20/20 (Þ)	600	680
Series REGS 7.000% due 01/20/20	1,200	1,361
Gerdau Trade, Inc. 5.750% due 01/30/21 (Þ)	100	104
Glitnir Banki HF 6.375% due 09/25/12 (Å)(Æ)(Ø)	390	121
6.693% due 06/15/16 (Å)(Æ)(Ø)	700	—
Grupo Bimbo SAB de CV 4.875% due 06/30/20 (Þ)	1,435	1,501
HBOS Capital Funding, LP 6.071% due 06/29/49 (ƒ)(Þ)	110	99
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	2,425	2,486
HSBC Holdings PLC 6.500% due 05/02/36	500	534
6.500% due 09/15/37	500	537
Indian Oil Corp., Ltd. 4.750% due 01/22/15	200	211
Ingersoll-Rand Global Holding Co., Ltd. 9.500% due 04/15/14	565	700
Intesa Sanpaolo SpA 3.625% due 08/12/15 (Þ)	410	416
Itau Unibanco Holding SA 6.200% due 04/15/20 (Ñ)(Þ)	1,800	1,901
Kaupthing Bank Hf 7.625% due 02/28/15 (Å)(Æ)(Ø)	1,210	330
7.125% due 05/19/16 (Å)(Æ)(Ø)	1,480	—
Korea Electric Power Corp. 3.000% due 10/05/15 (Å)(Ñ)	1,200	1,212
5.125% due 04/23/34 (Þ)	155	160
Korea Hydro & Nuclear Power Co., Ltd. 3.125% due 09/16/15 (Å)	600	604
LBG Capital No. 1 PLC 8.500% due 12/29/49	200	187
Lloyds TSB Bank PLC 4.375% due 01/12/15 (Þ)	400	420
6.500% due 09/14/20 (Þ)	400	417
Mexico Government International Bond 6.050% due 01/11/40	334	384
Series MTNA 6.750% due 09/27/34	213	263
Morgan Stanley Bank AG for OAO Gazprom Series REGS 9.625% due 03/01/13	100	113
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	200	202
National Australia Bank, Ltd. 5.350% due 06/12/13 (Þ)	600	659
Navigator CDO, Ltd. Series 2003-1A Class A2 1.226% due 11/15/15 (Ê)(Þ)	1,596	1,572
Newcastle CDO, Ltd. Series 2004-4A Class 3FX 5.110% due 03/24/39 (Þ)	70	1
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	200	222

236	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series REGS 6.750% due 01/29/20	1,200	1,334
Nordea Bank AB 3.700% due 11/13/14 (Þ)	260	277
4.875% due 01/27/20 (Þ)	240	258
Petrobras International Finance Co. - Pifco 6.125% due 10/06/16	150	170
5.750% due 01/20/20	1,342	1,501
Petroleos Mexicanos 6.000% due 03/05/20 (Ñ)	400	452
5.500% due 01/21/21	130	141
Rabobank Nederland NV 11.000% due 06/29/49 (ƒ)(Ñ)(Þ)	305	407
Ras Laffan Liquefied Natural Gas Co., Ltd. II Series REGS 5.298% due 09/30/20	288	313
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	250	274
Series REGS 5.832% due 09/30/16	1,160	1,267
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	100	99
Resona Preferred Global Securities Cayman, Ltd. 7.191% due 12/29/49 (ƒ)(Þ)	405	401
Rio Tinto Finance USA, Ltd. 6.500% due 07/15/18	630	774
9.000% due 05/01/19 (Ñ)	730	1,028
3.500% due 11/02/20	965	964
Royal Bank of Scotland Group PLC 6.400% due 10/21/19	570	622
Series 1 9.118% due 03/31/49 (ƒ)	200	200
Series U 7.640% due 03/29/49 (ƒ)	100	77
Royal Bank of Scotland PLC (The) 3.000% due 12/09/11 (Þ)	500	513
2.625% due 05/11/12 (Þ)	900	919
4.875% due 03/16/15	1,170	1,259
3.950% due 09/21/15	430	443
Russia Government International Bond Series REGS 7.500% due 03/31/30	43	52
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299% due 05/15/17 (Þ)	110	116
Santander US Debt SA Unipersonal 3.724% due 01/20/15 (Þ)	400	407
3.781% due 10/07/15 (Å)	400	402
Shell International Finance BV 4.375% due 03/25/20 (Ñ)	730	803
Shinsei Finance Cayman, Ltd. 6.418% due 01/29/49 (ƒ)(Ñ)(Þ)	630	439
Siemens Financieringsmaatschappij NV 5.500% due 02/16/12 (Þ)	1,400	1,481

	Principal Amount ($) or Shares	Market Value $
SLM Corp. 3.125% due 09/17/12	400	532
Societe Financement de l’Economie Francaise 2.375% due 03/26/12 (Þ)	300	306
0.489% due 07/16/12 (Ê)(Þ)	1,000	1,002
Sumitomo Mitsui Banking Corp. 3.150% due 07/22/15 (Þ)	600	633
Sydney Airport Finance Co. Pty, Ltd. 5.125% due 02/22/21 (Å)(Ñ)	100	101
Systems 2001 AT LLC 7.156% due 12/15/11 (Þ)	89	93
Telecom Italia Capital SA 5.250% due 10/01/15	690	759
6.999% due 06/04/18	470	558
Telefonica Emisiones SAU 2.582% due 04/26/13	1,105	1,134
5.134% due 04/27/20	585	641
Temasek Financial I, Ltd. 4.300% due 10/25/19 (Þ)	300	325
TNK-BP Finance SA 7.500% due 07/18/16 (Þ)	100	111
Series REGS 6.625% due 03/20/17	400	426
7.875% due 03/13/18	1,600	1,806
Total Capital SA 4.450% due 06/24/20 (Ñ)	200	218
4.250% due 12/15/21	900	959
TransCapitalInvest, Ltd. for OJSC AK Transneft Series REGS 8.700% due 08/07/18	200	252
Transocean, Inc. 5.250% due 03/15/13 (Ñ)	280	296
Tyco International Finance SA 6.000% due 11/15/13	835	947
UBS AG 1.439% due 02/23/12 (Ê)	500	504
Series DPNT 3.875% due 01/15/15	770	806
United Business Media, Ltd. 5.750% due 11/03/20 (Å)	260	264
Vale Overseas, Ltd. 6.250% due 01/23/17	100	116
4.625% due 09/15/20 (Ñ)	785	813
6.875% due 11/21/36	497	566
6.875% due 11/10/39	200	229
Vodafone Group PLC 4.150% due 06/10/14	295	319
Weatherford International, Ltd. 5.125% due 09/15/20 (Ñ)	380	398
Westpac Banking Corp. 3.585% due 08/14/14 (Þ)	2,000	2,153
White Nights Gazprom 10.500% due 03/08/14	200	240
10.500% due 03/25/14	200	240
Woolworths, Ltd. 2.550% due 09/22/15 (Þ)	1,655	1,685

		107,990

Russell Investment Grade Bond Fund	237

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mortgage-Backed Securities - 42.6%
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.503% due 02/25/45 (Ê)	146	128
Series 2005-4 Class 1A1 0.546% due 11/25/45 (Ê)	592	380
Banc of America Alternative Loan Trust Series 2006-5 Class CB17 6.000% due 06/25/46	602	464
Banc of America Commercial Mortgage, Inc. Series 2005-2 Class A4 4.783% due 07/10/43	1,045	1,090
Series 2006-1 Class A4 5.372% due 09/10/45	910	1,004
Series 2006-3 Class A4 5.889% due 07/10/44	1,330	1,456
Series 2006-6 Class A4 5.356% due 10/10/45	600	641
Series 2007-2 Class AAB 5.639% due 04/10/49	990	1,069
Series 2007-3 Class A3 5.658% due 06/10/49	200	212
Series 2007-5 Class A3 5.620% due 02/10/51	20	21
Banc of America Funding Corp. Series 2005-5 Class 1A11 5.500% due 09/25/35	649	612
Series 2005-D Class A1 2.886% due 05/25/35 (Ê)	263	257
Series 2007-E Class 4A1 5.715% due 07/20/47 (Ê)	671	490
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	26	27
Series 2004-2 Class 5A1 6.500% due 10/25/31	33	34
Series 2004-11 Class 2A1 5.750% due 01/25/35	484	503
Series 2005-H Class 2A5 3.176% due 09/25/35 (Ê)	575	461
Series 2006-2 Class A15 6.000% due 07/25/46	371	365
Series 2006-B Class 1A1 3.240% due 10/20/46 (Ê)	168	97
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A1 5.662% due 02/25/33	11	11
Series 2004-1 Class 23A1 5.462% due 04/25/34 (Ê)	135	129
Series 2004-8 Class 2A1 3.155% due 11/25/34	485	425
Series 2004-9 Class 22A1 3.609% due 11/25/34 (Ê)	120	115
Series 2004-10 Class 22A1 5.010% due 01/25/35	138	140

	Principal Amount ($) or Shares	Market Value $
Series 2005-2 Class A1 2.760% due 03/25/35 (Ê)	1,898	1,808
Series 2005-12 Class 13A1 5.382% due 02/25/36	116	102
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.879% due 05/25/35	367	285
Series 2005-7 Class 22A1 2.990% due 09/25/35	242	185
Bear Stearns Commercial Mortgage Securities Series 2005-T20 Class A4A 5.149% due 10/12/42	1,250	1,375
Series 2007-PW15 Class A4 5.331% due 02/11/44	1,250	1,301
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 4.017% due 01/26/36	390	269
Series 2007-R6 Class 2A1 5.398% due 12/26/46	202	144
Chase Mortgage Finance Corp. Series 2005-A1 Class 2A2 5.054% due 12/25/35 (Ê)	556	531
Series 2006-A1 Class 1A1 5.885% due 09/25/36 (Ê)	59	58
Series 2006-S4 Class A3 6.000% due 12/25/36	461	432
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB1 Class A2 3.339% due 02/25/34 (Ê)	23	22
Series 2005-3 Class 2A2B 2.918% due 08/25/35	456	241
Series 2005-11 Class A2A 2.670% due 12/25/35 (Ê)	249	240
Series 2005-11 Class A3 4.900% due 12/25/35 (Ê)	360	335
Series 2007-AR8 Class 2A1A 5.809% due 07/25/37	437	324
Series 2010-3 Class 4A1 4.625% due 02/25/36 (Ê)(Þ)	757	750
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.222% due 07/15/44	765	843
Series 2006-CD3 Class A5 5.617% due 10/15/48	685	742
Commercial Mortgage Asset Trust Series 1999-C1 Class A4 6.975% due 01/17/32	640	700
Commercial Mortgage Loan Trust Series 2008-LS1 Class A4B 6.014% due 12/10/49	2,500	2,669
Countrywide Alternative Loan Trust Series 2005-J8 Class 1A3 5.500% due 07/25/35	588	511
Series 2007-J2 Class 2A1 6.000% due 07/25/37	549	440

238	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-OA6 Class A1B 0.456% due 06/25/37 (Ê)	560	310
Series 2007-OA7 Class A1A 0.436% due 05/25/47 (Ê)	548	298
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-22 Class A3 3.169% due 11/25/34	316	274
Series 2004-HYB9 Class 1A1 3.157% due 02/20/35	680	596
Series 2004-R2 Class 1AF1 0.676% due 11/25/34 (Ê)(Þ)	27	23
Series 2005-3 Class 1A2 0.546% due 04/25/35 (Ê)	118	73
Series 2005-HYB9 Class 3A2A 2.608% due 02/20/36 (Ê)	99	78
Series 2005-R1 Class 1AF1 0.616% due 03/25/35 (Ê)(Þ)	34	28
Series 2005-R3 Class AF 0.656% due 09/25/35 (Ê)(Þ)	600	511
Series 2006-HYB3 Class 2A1A 5.505% due 05/20/36	522	397
Series 2006-OA4 Class A1 1.313% due 04/25/46 (Ê)	317	147
Series 2007-HY1 Class 1A2 5.531% due 04/25/37	240	43
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class A3 6.387% due 08/15/36	958	993
Series 2005-9 Class 2A1 5.500% due 10/25/35	938	874
Series 2005-C4 Class A3 5.120% due 08/15/38	5,050	5,232
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A1 5.250% due 03/15/39	324	326
Series 2006-C4 Class A3 5.467% due 09/15/39	1,350	1,441
Series 2006-C5 Class A3 5.311% due 12/15/39	750	790
Series 2007-C1 Class A3 5.383% due 02/15/40	2,500	2,520
Series 2007-C3 Class A4 5.721% due 06/15/39	2,400	2,490
Series 2007-C5 Class A3 5.694% due 09/15/40	545	579
Series 2007-C5 Class A4 5.695% due 09/15/40	1,200	1,246
Series 2008-C1 Class A3 6.214% due 02/15/41	1,570	1,682
CW Capital Cobalt, Ltd. Series 2007-C3 Class A4 5.818% due 05/15/46	820	863
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1 Class 2A3 2.000% due 08/25/35	1,060	572

	Principal Amount ($) or Shares	Market Value $
Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A3 5.203% due 06/26/35 (Þ)	920	846
Downey Savings & Loan Association Mortgage Loan Trust Series 2004-AR3 Class 1A1B 2.621% due 07/19/44 (Ê)	100	86
Series 2005-AR6 Class 2A1A 0.546% due 10/19/45 (Ê)	542	361
Fannie Mae
7.000% due 04/01/12	1	1
6.500% due 05/01/13	2	3
6.500% due 07/01/13	—	—
6.500% due 09/01/13	15	16
5.500% due 12/01/13	16	18
7.000% due 03/01/15	5	5
6.500% due 06/01/15	7	8
6.500% due 03/01/16	33	36
6.000% due 04/01/16	16	18
6.500% due 06/01/16	22	24
5.500% due 01/01/17	12	13
6.000% due 01/01/17	23	25
6.000% due 02/01/17	48	52
5.500% due 03/01/17	6	7
6.000% due 03/01/17	8	9
7.500% due 03/01/17	—	1
6.000% due 04/01/17	103	113
6.000% due 05/01/17	401	436
6.000% due 06/01/17	101	110
5.500% due 10/01/17	75	81
8.500% due 11/01/17	2	2
5.500% due 12/01/17	8	8
6.000% due 12/01/17	11	12
6.500% due 12/01/17	131	144
5.500% due 01/01/18	541	589
6.500% due 01/01/18	15	16
5.000% due 02/01/18	326	350
6.500% due 02/01/18	3	3
6.500% due 03/01/18	8	9
4.500% due 04/01/18	536	573
6.500% due 04/01/18	9	10
6.500% due 05/01/18	14	15
6.500% due 06/01/18	38	42
5.000% due 07/01/18	220	237
6.500% due 07/01/18	32	36
6.500% due 09/01/18	3	4
6.500% due 10/01/18	10	11
5.500% due 11/01/18	27	30
6.500% due 11/01/18	27	30
5.500% due 12/01/18	28	31
6.500% due 01/01/19	8	9
6.500% due 02/01/19	4	4
6.500% due 03/01/19	25	27
5.000% due 04/01/19	414	445
6.500% due 04/01/19	7	7
6.500% due 06/01/19	21	23
5.000% due 10/01/19	648	697
6.500% due 11/01/19	13	14

Russell Investment Grade Bond Fund	239

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 02/01/20	36	40
5.000% due 04/01/20	500	538
5.500% due 06/01/20	3,561	3,878
4.000% due 07/01/20	465	491
4.000% due 04/01/21	233	246
5.500% due 11/01/21	9	10
6.000% due 11/01/21	109	118
5.000% due 01/01/22	481	514
5.500% due 01/01/22	146	159
5.500% due 05/01/22	585	634
4.500% due 06/01/22	311	331
5.500% due 10/01/22	21	22
5.000% due 02/01/23	84	90
5.000% due 07/01/23	388	414
5.500% due 10/01/23	149	161
5.000% due 12/01/23	78	83
5.000% due 04/01/24	227	242
8.000% due 06/01/24	36	42
9.000% due 07/01/24	3	4
8.500% due 08/01/24	4	5
8.500% due 10/01/24	11	12
4.500% due 11/01/24	576	609
4.500% due 12/01/24	226	239
5.500% due 12/01/24	596	646
8.000% due 12/01/24	29	33
4.000% due 01/01/25	189	198
4.500% due 01/01/25	385	407
8.500% due 01/01/25	6	7
4.000% due 02/01/25	134	141
4.500% due 02/01/25	327	346
8.500% due 03/01/25	5	6
4.000% due 04/01/25	194	204
4.500% due 04/01/25	5,338	5,713
8.500% due 04/01/25	2	2
4.000% due 05/01/25	336	353
8.000% due 05/01/25	1	1
8.500% due 05/01/25	4	5
8.500% due 08/01/25	4	4
7.000% due 09/01/25	2	2
7.000% due 11/01/25	9	10
7.000% due 01/01/26	8	9
7.000% due 02/01/26	1	1
7.000% due 03/01/26	7	8
7.000% due 04/01/26	3	3
9.000% due 09/01/26	4	5
6.000% due 12/01/26	187	204
7.000% due 01/01/27	2	2
9.000% due 03/01/27	1	1
6.500% due 01/01/28	37	42
6.500% due 02/01/28	18	20
6.500% due 04/01/28	1	1
6.500% due 06/01/28	3	4
6.500% due 08/01/28	2	2
6.500% due 09/01/28	52	59
6.500% due 10/01/28	21	24
6.500% due 11/01/28	13	15
6.500% due 12/01/28	132	150

	Principal Amount ($) or Shares	Market Value $
6.500% due 01/01/29	22	24
6.500% due 03/01/29	20	22
6.500% due 04/01/29	199	226
6.500% due 05/01/29	578	655
6.500% due 07/01/30	4	5
8.000% due 07/01/30	52	60
8.000% due 08/01/30	31	36
8.000% due 03/01/31	4	4
6.500% due 05/01/31	25	29
8.000% due 05/01/31	16	19
6.500% due 06/01/31	10	11
6.500% due 07/01/31	7	8
8.000% due 08/01/31	48	56
6.500% due 09/01/31	1	1
6.500% due 10/01/31	39	44
8.000% due 12/01/31	1	1
8.000% due 01/01/32	1	2
6.500% due 02/01/32	89	101
8.000% due 02/01/32	1	2
6.500% due 03/01/32	122	138
6.500% due 05/01/32	47	54
6.000% due 06/01/32	149	166
8.000% due 06/01/32	1	1
6.500% due 07/01/32	75	85
6.500% due 08/01/32	345	389
6.500% due 09/01/32	350	396
5.500% due 11/01/32	33	36
5.000% due 01/01/33	19	21
6.500% due 01/01/33	2	2
5.500% due 02/01/33	709	769
5.000% due 03/01/33	715	766
5.500% due 03/01/33	288	313
6.000% due 03/01/33	144	160
5.500% due 04/01/33	567	615
5.500% due 05/01/33	97	105
5.000% due 06/01/33	418	447
5.500% due 06/01/33	1,575	1,707
5.000% due 08/01/33	904	969
4.500% due 09/01/33	3,824	4,051
4.500% due 10/01/33	948	1,004
6.500% due 10/01/33	5	6
5.500% due 11/01/33	1,131	1,226
6.500% due 11/01/33	255	288
5.500% due 12/01/33	34	37
5.500% due 01/01/34	2,164	2,346
5.000% due 02/01/34	203	217
5.500% due 02/01/34	281	305
6.000% due 02/01/34	493	546
5.500% due 03/01/34	104	112
6.500% due 03/01/34	137	154
5.500% due 04/01/34	130	141
5.500% due 05/01/34	1,123	1,217
6.500% due 05/01/34	96	108
4.500% due 06/01/34	90	96
6.500% due 07/01/34	299	336
6.000% due 08/01/34	651	722
6.000% due 09/01/34	907	1,000

240	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 11/01/34	202	215
5.500% due 11/01/34	55	60
5.500% due 01/01/35	155	168
6.000% due 01/01/35	88	98
4.500% due 02/01/35	334	353
5.500% due 02/01/35	2,093	2,269
5.000% due 04/01/35	435	465
6.000% due 04/01/35	1,852	2,046
2.564% due 07/01/35 (Ê)	295	309
5.000% due 07/01/35	1,467	1,567
2.601% due 08/01/35 (Ê)	157	163
5.000% due 08/01/35	543	580
5.000% due 09/01/35	914	977
6.000% due 09/01/35	793	874
2.338% due 10/01/35 (Ê)	294	300
2.383% due 10/01/35 (Ê)	797	815
5.000% due 10/01/35	1,313	1,403
5.500% due 10/01/35	442	477
6.000% due 10/01/35	33	36
2.335% due 11/01/35 (Ê)	109	112
2.356% due 11/01/35 (Ê)	141	144
2.359% due 11/01/35 (Ê)	201	205
2.382% due 11/01/35 (Ê)	118	121
2.383% due 11/01/35 (Ê)	123	126
2.384% due 11/01/35 (Ê)	104	106
6.000% due 11/01/35	328	359
5.500% due 01/01/36	1,783	1,926
6.000% due 01/01/36	174	191
5.000% due 02/01/36	67	72
5.500% due 02/01/36	664	715
5.500% due 03/01/36	2,459	2,651
5.500% due 04/01/36	605	648
6.000% due 06/01/36	501	545
6.500% due 07/01/36	215	238
6.500% due 08/01/36	505	560
6.500% due 09/01/36	405	449
6.000% due 10/01/36	783	857
6.500% due 10/01/36	183	203
5.500% due 11/01/36	142	153
5.000% due 12/01/36	2,275	2,431
5.500% due 12/01/36	1,056	1,141
5.500% due 01/01/37	544	586
5.500% due 04/01/37	756	816
6.000% due 05/01/37	691	751
5.500% due 06/01/37	910	978
6.000% due 06/01/37	3,428	3,730
6.500% due 06/01/37	193	213
6.500% due 07/01/37	294	326
5.500% due 08/01/37	513	555
5.768% due 08/01/37 (Ê)	45	48
6.000% due 08/01/37	50	55
6.000% due 10/01/37	37	40
6.000% due 11/01/37	18	20
5.000% due 01/01/38	692	740
6.000% due 01/01/38	373	406
6.000% due 02/01/38	24	26
5.500% due 03/01/38	699	751

	Principal Amount ($) or Shares	Market Value $
5.500% due 04/01/38	981	1,054
6.000% due 05/01/38	1,080	1,174
6.000% due 06/01/38	13	14
6.000% due 07/01/38	258	281
5.500% due 08/01/38	1,022	1,104
6.000% due 12/01/38	1,378	1,506
5.500% due 01/01/39	421	453
6.500% due 01/01/39	405	448
4.500% due 05/01/39	4,000	4,203
4.500% due 07/01/39	207	217
4.500% due 08/01/39	330	346
4.500% due 09/01/39	3,080	3,237
4.500% due 12/01/39	694	729
6.000% due 12/01/39	5,500	5,981
4.500% due 02/01/40	1,080	1,134
4.500% due 03/01/40	950	998
4.500% due 05/01/40	801	842
4.500% due 06/01/40	1,375	1,445
4.500% due 07/01/40	987	1,037
5.000% due 07/01/40	1,080	1,148
4.500% due 08/01/40	1,995	2,096
5.000% due 08/01/40	630	670
4.500% due 09/01/40	1,939	2,037
4.000% due 11/01/40	1,000	1,028
1.570% due 07/01/44 (Ê)	89	90
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	576	84
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	1,303	127
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	1,438	139
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	1,565	215
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	374	52
15 Year TBA (Ï) 3.500%	20,840	21,566
4.000%	4,030	4,221
4.500%	730	772
5.000%	1,480	1,578
5.500%	2,355	2,552
30 Year TBA (Ï) 3.500%	6,500	6,544
4.000%	31,475	32,394
4.500%	92,785	97,409
5.000%	14,960	15,900
5.500%	23,675	25,405
6.000%	21,125	22,881
6.500%	7,300	8,055
Fannie Mae Grantor Trust Series 2002-T5 Class A1 0.496% due 05/25/32 (Ê)	423	405

Russell Investment Grade Bond Fund	241

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae REMICS Series 1992-158 Class ZZ 7.750% due 08/25/22	142	168
Series 1999-56 Class Z 7.000% due 12/18/29	239	280
Series 2003-21 Class M 5.000% due 02/25/17	7	7
Series 2003-32 Class FH 0.656% due 11/25/22 (Ê)	103	103
Series 2003-35 Class FY 0.656% due 05/25/18 (Ê)	613	615
Series 2003-37 Class HY 5.000% due 12/25/16	114	115
Series 2004-38 Class FK 0.606% due 05/25/34 (Ê)	553	554
Series 2005-65 Class FP 0.506% due 08/25/35 (Ê)	1	1
Series 2006-5 Class 3A2 2.698% due 05/25/35 (Ê)	44	47
Series 2006-48 Class LG Zero coupon due 06/25/36	54	49
Series 2007-30 Class AF 0.566% due 04/25/37 (Ê)	437	437
Series 2007-73 Class A1 0.316% due 07/25/37 (Ê)	340	340
Series 2009-70 Class PS 6.494% due 01/25/37 (Ê)	9,777	1,651
Series 2010-110 Class AE 9.750% due 11/25/18	2,577	2,992
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.500% due 12/25/42	44	50
Series 2004-W2 Class 5AF 0.606% due 03/25/44 (Ê)	277	268
FDIC Structured Sale Guaranteed Notes Series 2010-S1 Class 1A 0.805% due 02/25/48 (Ê)(Þ)	835	836
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1 1.570% due 02/25/45 (Ê)	46	47
FHA Project Citi 68 NP 7.430% due 06/27/21	63	63
First Horizon Alternative Mortgage Securities Series 2006-AA7 Class A1 6.397% due 01/25/37 (Ê)	1,747	950
Series 2006-FA1 Class 1A6 1.006% due 04/25/36 (Ê)	337	304
Freddie Mac
8.000% due 05/01/12	1	1
6.000% due 02/01/13	2	2
6.000% due 03/01/13	1	1
7.000% due 12/01/14	6	7
9.000% due 05/01/16	2	2
9.000% due 06/01/16	13	14
6.000% due 07/01/16	22	24

	Principal Amount ($) or Shares	Market Value $
6.000% due 08/01/16	111	121
9.000% due 08/01/16	2	2
6.000% due 09/01/16	3	3
9.000% due 10/01/16	14	16
9.000% due 11/01/16	11	12
9.000% due 12/01/16	2	2
8.000% due 04/01/17	9	10
6.000% due 07/01/17	125	136
6.000% due 08/01/17	44	48
6.000% due 09/01/17	48	52
5.000% due 01/01/18	138	148
4.500% due 06/01/18	761	811
4.500% due 02/01/19	173	184
5.000% due 02/01/19	385	413
4.500% due 04/01/19	53	56
5.500% due 09/01/19	467	508
6.000% due 01/01/22	18	20
9.000% due 10/01/24	5	5
8.000% due 01/01/25	3	4
8.000% due 02/01/25	6	7
9.000% due 06/01/25	7	8
6.500% due 09/01/25	8	8
9.000% due 10/01/26	1	1
6.500% due 02/01/27	—	1
8.500% due 05/01/27	35	41
2.780% due 07/01/27 (Ê)	14	15
6.000% due 05/01/28	640	696
6.500% due 07/01/28	91	103
6.500% due 09/01/28	14	15
6.500% due 11/01/28	13	15
6.500% due 05/01/29	28	32
6.500% due 06/01/29	112	126
6.500% due 07/01/29	24	27
2.813% due 07/01/30 (Ê)	7	7
6.500% due 04/01/31	215	242
7.500% due 01/01/32	32	36
7.000% due 04/01/32	69	79
7.000% due 06/01/32	103	116
7.000% due 07/01/32	4	5
6.000% due 08/01/32	33	37
6.500% due 08/01/32	200	226
7.000% due 08/01/32	4	4
5.500% due 09/01/32	92	100
7.000% due 09/01/32	89	101
5.500% due 10/01/32	642	696
6.500% due 11/01/32	151	170
5.500% due 12/01/32	760	823
6.000% due 02/01/33	6	7
5.500% due 06/01/33	414	448
6.500% due 11/01/33	115	130
5.000% due 01/01/34	2,286	2,444
5.500% due 02/01/34	363	393
6.000% due 02/01/34	131	145
4.500% due 06/01/34	269	284
6.500% due 07/01/34	3	4
6.500% due 08/01/34	107	120
5.500% due 12/01/34	870	941

242	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000% due 05/01/35	308	340
5.000% due 06/01/35	427	456
5.500% due 06/01/35	1,230	1,330
5.000% due 11/01/35	777	830
5.500% due 11/01/35	393	424
5.000% due 12/01/35	995	1,062
5.000% due 01/01/36	420	450
5.500% due 04/01/36	1,102	1,184
6.000% due 05/01/36	108	119
6.000% due 06/01/36	403	443
5.500% due 07/01/36	930	1,000
6.125% due 10/01/36 (Ê)	234	249
5.777% due 11/01/36 (Ê)	—	—
6.000% due 01/01/37	63	68
5.000% due 02/01/37	51	54
5.629% due 02/01/37 (Ê)	498	530
5.896% due 04/01/37 (Ê)	168	179
6.000% due 05/01/37	201	218
5.000% due 07/01/37	231	245
5.719% due 08/01/37 (Ê)	216	230
6.000% due 08/01/37	152	165
5.306% due 09/01/37 (Ê)	609	648
6.025% due 09/01/37 (Ê)	724	779
6.000% due 01/01/38	2,822	3,062
5.000% due 03/01/38	97	104
5.500% due 03/01/38	357	383
5.500% due 07/01/38	465	500
5.500% due 08/01/38	3,011	3,250
6.000% due 08/01/38	3,282	3,612
6.000% due 09/01/38	2,820	3,081
6.000% due 10/01/38	853	925
6.000% due 04/01/39	508	551
4.500% due 08/01/39	243	254
4.500% due 09/01/39	354	371
4.500% due 10/01/39	210	220
4.500% due 02/01/40	624	654
4.500% due 03/01/40	662	694
4.500% due 07/01/40	297	311
4.500% due 08/01/40	1,041	1,091
5.000% due 08/01/40	246	261
4.500% due 09/01/40	485	508
15 Year TBA (Ï) 3.500%	16,990	17,574
5.000%	2,500	2,660
30 Year TBA (Ï) 4.000%	2,415	2,485
4.500%	9,040	9,466
5.000%	3,045	3,229
5.500%	7,910	8,474
6.000%	1,280	1,387
Freddie Mac REMICS Series 1991-1053 Class G 7.000% due 03/15/21	23	27
Series 1998-2104 Class ZM 6.000% due 12/15/28	321	348
Series 2000-2266 Class F 0.706% due 11/15/30 (Ê)	6	7

	Principal Amount ($) or Shares	Market Value $
Series 2002-2533 Class Z 5.500% due 12/15/32	4,035	4,489
Series 2004-2778 Class UF 0.556% due 06/15/33 (Ê)	204	204
Series 2004-2808 Class FT 0.606% due 04/15/33 (Ê)	485	485
Series 2005-3019 Class IM 5.500% due 01/15/31	197	5
Series 2007-3335 Class BF 0.406% due 07/15/19 (Ê)	590	588
Series 2007-3335 Class FT 0.406% due 08/15/19 (Ê)	732	730
Series 2010-3738 Class BP 4.000% due 12/15/38	800	823
GE Capital Commercial Mortgage Corp. Series 2001-2 Class A4 6.290% due 08/11/33	1,594	1,631
Ginnie Mae I
9.500% due 05/15/16	1	1
8.000% due 03/15/17	4	4
10.500% due 07/15/20	1	2
10.500% due 09/15/20	3	3
8.500% due 01/15/22	8	10
8.000% due 12/15/22	11	13
8.500% due 12/15/22	1	1
8.500% due 07/15/24	7	8
9.000% due 01/15/25	9	11
8.000% due 08/15/25	4	4
8.000% due 11/15/25	11	13
8.000% due 10/15/26	47	56
7.000% due 08/15/29	2	2
8.000% due 10/15/29	31	37
8.500% due 10/15/29	2	2
8.500% due 11/15/29	17	21
8.000% due 04/15/30	5	6
8.000% due 07/15/30	10	12
8.500% due 07/15/30	14	18
8.000% due 11/15/30	9	11
7.000% due 07/15/31	179	207
7.000% due 08/15/31	21	24
7.000% due 09/15/31	6	7
7.000% due 10/15/31	3	3
7.000% due 02/15/32	3	4
7.000% due 03/15/32	10	12
7.000% due 04/15/32	51	59
7.000% due 01/15/33	14	16
6.000% due 05/15/35	2,132	2,375
6.500% due 06/15/36	717	801
6.000% due 10/15/36	161	178
6.500% due 05/15/37	408	454
6.500% due 07/15/37	2,474	2,757
6.500% due 08/15/37	489	544
6.500% due 09/15/37	289	322
6.500% due 10/15/37	265	295
6.500% due 11/15/37	489	545
6.500% due 12/15/37	131	146
6.000% due 01/15/38	417	459
6.000% due 02/15/38	682	749

Russell Investment Grade Bond Fund	243

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 02/15/38	29	33
6.000% due 05/15/38	149	164
6.500% due 05/15/38	699	779
6.500% due 07/15/38	6,063	6,755
6.500% due 08/15/38	905	1,008
6.500% due 09/15/38	1,255	1,401
6.500% due 10/15/38	3,398	3,785
6.500% due 11/15/38	5,731	6,385
6.500% due 12/15/38	5,387	6,001
5.500% due 01/15/39	234	254
6.000% due 01/15/39	664	729
6.500% due 01/15/39	596	664
6.500% due 02/15/39	27	30
6.500% due 04/15/39	216	240
4.500% due 03/15/40	495	526
5.000% due 05/15/40	99	107
30 Year TBA (Ï) 3.500%	4,300	4,344
4.000%	18,465	19,153
5.500%	1,330	1,443
6.000%	700	768
Ginnie Mae II
3.125% due 10/20/27 (Ê)	25	26
3.375% due 05/20/30 (Ê)	11	11
3.625% due 07/20/30 (Ê)	70	72
7.500% due 07/20/32	2	2
7.500% due 08/20/32	2	2
7.500% due 09/20/32	1	2
5.000% due 07/20/40	1,887	2,032
5.000% due 08/20/40	996	1,072
5.000% due 09/20/40	200	215
2.040% due 07/20/60 (Ê)	767	814
2.049% due 09/20/60 (Ê)	501	523
30 Year TBA (Ï) 4.000%	9,900	10,279
4.500%	4,355	4,628
5.500%	200	217
6.000%	1,600	1,753
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG10 Class A4 5.808% due 08/10/45	1,000	1,059
Government National Mortgage Association Series 2004-93 Class PC 5.000% due 04/16/34	2,650	2,916
Series 2005-13 Class SD 6.544% due 02/20/35 (Ê)	253	40
Series 2005-81 Class SD 6.044% due 12/20/34 (Ê)	461	47
Series 2005-82 Class NS 6.044% due 07/20/34 (Ê)	289	43
Series 2006-47 Class SA 6.540% due 08/16/36	750	131
Series 2007-26 Class SD 6.544% due 05/16/37 (Ê)	7,548	880
Series 2009-61 Class WQ 5.994% due 11/16/35 (Ê)	697	111
Series 2009-87 Class SI 6.494% due 02/20/35 (Ê)	323	49

	Principal Amount ($) or Shares	Market Value $
Series 2010-14 Class SA 7.744% due 12/20/32 (Ê)	366	58
Series 2010-14 Class SC 4.544% due 08/20/35 (Ê)	600	90
Series 2010-14 Class SH 5.744% due 02/16/40 (Ê)	356	47
Series 2010-42 Class PC 5.000% due 07/20/39	2,800	3,063
Series 2010-47 Class VS 5.994% due 11/16/37 (Ê)	476	68
Series 2010-61 Class CE 4.500% due 11/20/38	1,100	1,198
Series 2010-87 Class SK 6.244% due 07/16/40 (Ê)	966	155
Series 2010-116 Class MP 3.500% due 09/16/40	5,048	5,256
Series 2010-H10 Class FB 1.256% due 05/20/60 (Ê)	1,994	2,069
Series 2010-H10 Class FC 1.256% due 05/20/60 (Ê)	1,176	1,217
Series 2010-H11 Class FA 1.256% due 06/20/60 (Ê)	1,227	1,251
Series 2010-H20 Class AF 0.590% due 10/20/60 (Ê)	2,110	2,110
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.122% due 10/25/33 (Ê)	197	169
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A7 5.317% due 06/10/36	1,600	1,753
Series 2006-GG7 Class A4 5.883% due 07/10/38	3,350	3,687
Series 2007-GG9 Class A4 5.444% due 03/10/39	2,600	2,779
GS Mortgage Securities Corp. II Series 2005-GG4 Class AABA 4.680% due 07/10/39	517	542
Series 2006-GG6 Class A4 5.553% due 04/10/38	1,150	1,248
Series 2006-GG8 Class AAB 5.535% due 11/10/39	575	629
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF 0.656% due 06/25/34 (Ê)(Þ)	673	565
Series 2005-RP2 Class 1AF 0.606% due 03/25/35 (Å)(Ê)	267	220
Series 2005-RP3 Class 1AF 0.606% due 09/25/35 (Ê)(Þ)	890	739
GSR Mortgage Loan Trust Series 2004-5 Class 1A3 2.000% due 05/25/34 (Ê)	240	191
Series 2004-7 Class 4A1 4.858% due 06/25/34	38	37
Series 2005-AR7 Class 6A1 5.196% due 11/25/35	2,322	2,269

244	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Harborview Mortgage Loan Trust Series 2004-4 Class 3A 1.381% due 06/19/34 (Ê)	107	70
Series 2005-4 Class 3A1 2.956% due 07/19/35	289	236
Series 2006-3 Class 1A1A 5.877% due 06/19/36 (Ê)	4,248	2,338
Impac CMB Trust Series 2004-5 Class 1A1 0.976% due 10/25/34 (Ê)	168	153
Indymac Index Mortgage Loan Trust Series 2005-AR1 Class 1A1 2.906% due 03/25/35	615	474
Series 2005-AR15 Class A2 5.076% due 09/25/35	224	179
Series 2006-AR2 Class 1A1B 0.466% due 04/25/46 (Ê)	694	386
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3 Class A3 6.465% due 11/15/35	1,905	1,968
Series 2002-C2 Class A2 5.050% due 12/12/34	810	859
Series 2002-C3 Class A2 4.994% due 07/12/35	1,600	1,706
Series 2004-LN2 Class A1 4.475% due 07/15/41	454	465
Series 2005-CB13 Class A4 5.459% due 01/12/43	200	214
Series 2005-LDP4 Class A3A1 4.871% due 10/15/42	1,729	1,757
Series 2005-LDP4 Class A4 4.918% due 10/15/42	690	749
Series 2006-CB14 Class A4 5.481% due 12/12/44	1,090	1,178
Series 2006-CB16 Class A4 5.552% due 05/12/45	785	854
Series 2006-LDP7 Class A4 5.872% due 04/15/45	690	765
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	820	875
Series 2006-LDP8 Class A4 5.399% due 05/15/45	1,055	1,153
Series 2006-LDP9 Class A3 5.336% due 05/15/47	865	910
Series 2007-CB20 Class ASB 5.688% due 02/12/51	1,165	1,279
Series 2007-LD11 Class A4 5.818% due 06/15/49	3,970	4,214
Series 2007-LD12 Class A4 5.882% due 02/15/51	1,580	1,689
Series 2007-LDPX Class A3 5.420% due 01/15/49	2,815	2,947
Series 2008-C2 Class A1 5.017% due 02/12/51	22	22
Series 2008-C2 Class ASB 6.125% due 02/12/51	1,055	1,139

	Principal Amount ($) or Shares	Market Value $
JP Morgan Mortgage Trust Series 2004-A3 Class SF3 4.379% due 06/25/34	405	399
Series 2005-A1 Class 6T1 5.017% due 02/25/35 (Ê)	237	242
Series 2006-A2 Class 1A1 5.185% due 04/25/36	650	547
Series 2007-A1 Class 3A2 2.973% due 07/25/35 (Ê)	1,196	1,078
Series 2007-A4 Class 3A1 5.883% due 06/25/37	1,131	980
LB-UBS Commercial Mortgage Trust Series 2005-C3 Class A5 4.739% due 07/15/30	820	889
Series 2005-C3 Class AAB 4.664% due 07/15/30	921	968
Series 2005-C5 Class A4 4.954% due 09/15/30	400	437
Series 2007-C6 Class A4 5.858% due 07/15/40	1,170	1,244
MASTR Adjustable Rate Mortgages Trust Series 2004-13 Class 2A1 2.868% due 04/21/34 (Ê)	1,248	1,256
Series 2006-2 Class 3A1 3.544% due 01/25/36	601	527
Series 2006-OA2 Class 1A1 1.153% due 12/25/46 (Ê)	418	133
MASTR Alternative Loans Trust Series 2003-4 Class B1 5.728% due 06/25/33	324	225
Series 2004-10 Class 5A6 5.750% due 09/25/34	594	596
MASTR Reperforming Loan Trust Series 2005-1 Class 1A1 6.000% due 08/25/34 (Þ)	407	403
Series 2005-2 Class 1A1F 0.606% due 05/25/35 (Å)(Ê)	411	338
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.466% due 02/25/36 (Ê)	221	167
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class A3 5.172% due 12/12/49	1,000	1,056
Series 2007-5 Class A4 5.378% due 08/12/48	1,495	1,528
Series 2007-7 Class A4 5.748% due 06/12/50	2,760	2,869
Series 2007-8 Class A3 5.965% due 08/12/49	1,400	1,526
Series 2007-8 Class ASB 5.898% due 08/12/49	810	903
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.256% due 10/25/35 (Ê)	111	95
Series 2005-3 Class 4A 0.506% due 11/25/35 (Ê)	61	51

Russell Investment Grade Bond Fund	245

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-1 Class 4A3 5.697% due 01/25/37	320	316
Morgan Stanley Capital I Series 2005-HQ5 Class A4 5.168% due 01/14/42	1,125	1,218
Series 2005-IQ10 Class AAB 5.178% due 09/15/42	940	994
Series 2006-HQ9 Class A4 5.731% due 07/12/44	965	1,071
Series 2006-HQ10 Class A4 5.328% due 11/12/41	345	372
Series 2007-HQ12 Class A4 5.635% due 04/12/49	1,045	1,059
Series 2007-IQ16 Class A4 5.809% due 12/12/49	400	420
Morgan Stanley Mortgage Loan Trust Series 2006-3AR Class 2A3 4.456% due 03/25/36	746	453
NCUA Guaranteed Notes Series 2010-R1 Class 1A 0.706% due 10/07/20 (Ê)	3,860	3,860
Nomura Asset Acceptance Corp. Series 2004-R1 Class A1 6.500% due 03/25/34 (Þ)	70	71
Series 2004-R2 Class A1 6.500% due 10/25/34 (Þ)	78	80
Series 2004-R3 Class A1 6.500% due 02/25/35 (Þ)	527	537
Nomura Asset Securities Corp. Series 1998-D6 Class A1C 6.690% due 03/15/30	916	988
NovaStar Mortgage-Backed Notes Series 2006-MTA1 Class 2A1A 0.446% due 09/25/46 (Ê)	597	366
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.656% due 02/25/34 (Ê)	80	73
Series 2004-CL1 Class 2A2 0.656% due 02/25/19 (Ê)	11	10
Prudential Mortgage Capital Funding LLC Series 2001-ROCK Class A2 6.605% due 05/10/34	900	912
RBSSP Resecuritization Trust Series 2010-3 Class 4A1 3.479% due 12/26/35 (Ê)(Þ)	331	336
Residential Accredit Loans, Inc. Series 2005-QA10 Class A41 5.677% due 09/25/35	674	488
Series 2005-QA13 Class 2A1 5.224% due 12/25/35	910	527
Series 2005-QO3 Class A1 0.656% due 10/25/45 (Ê)	709	377
Series 2006-QO7 Class 3A2 0.461% due 09/25/46 (Ê)	1,340	552
Residential Funding Mortgage Securities I Series 2003-S5 Class 1A2 0.706% due 04/25/18 (Ê)	325	323

	Principal Amount ($) or Shares	Market Value $
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP2 Class A1 4.000% due 12/25/18	133	135
Sequoia Mortgage Trust Series 2007-3 Class 1A1 0.456% due 07/20/36 (Ê)	1,045	841
Small Business Administration Pools 3.080% due 09/25/18 (Ê)	127	134
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS Class 1A1 0.576% due 10/25/35 (Ê)	391	270
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A2 0.506% due 07/19/35 (Ê)	242	208
Structured Asset Securities Corp. Series 2002-9 Class A2 0.556% due 10/25/27 (Ê)	206	181
Series 2003-26A Class 3A5 2.754% due 09/25/33	637	539
Series 2005-RF3 Class 1A 0.606% due 06/25/35 (Ê)(Þ)	126	104
Series 2006-11 Class A1 2.843% due 10/25/35 (Þ)	142	114
Thornburg Mortgage Securities Trust Series 2006-6 Class A1 0.366% due 11/25/46 (Ê)	239	232
Series 2007-4 Class 2A1 6.171% due 09/25/37	576	551
Series 2007-4 Class 3A1 6.200% due 09/25/37	555	544
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A Class A1 0.346% due 09/15/21 (Ê)(Þ)	135	125
Series 2007-WHL8 Class A1 0.336% due 06/15/20 (Ê)(Þ)	149	132
WaMu Mortgage Pass Through Certificates Series 2002-AR19 Class A6 2.716% due 02/25/33 (Ê)	265	258
Series 2003-AR9 Class 1A7 2.711% due 09/25/33 (Ê)	106	102
Series 2005-AR3 Class A2 2.725% due 03/25/35	402	380
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA2 Class 2A 1.042% due 01/25/47 (Ê)	416	178
Washington Mutual Mortgage Pass Through Certificates Series 2004-AR13 Class A1A 0.610% due 11/25/34 (Ê)	359	306
Series 2005-AR6 Class B3 0.916% due 04/25/45 (Å)(Ê)	439	24
Series 2005-AR11 Class A1A 0.576% due 08/25/45 (Ê)	1,053	884
Series 2005-AR12 Class 1A1 2.723% due 10/25/35	21	20

246	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR13 Class A1A1 0.546% due 10/25/45 (Ê)	559	454
Series 2005-AR15 Class A1A2 0.536% due 11/25/45 (Ê)	597	436
Series 2005-AR17 Class A1A2 0.546% due 12/25/45 (Ê)	304	226
Series 2007-HY3 Class 4B1 5.051% due 03/25/37	406	25
Series 2007-OA2 Class 1A 1.053% due 03/25/47 (Ê)	398	246
Wells Fargo Mortgage Backed Securities Trust Series 2003-17 Class 2A10 5.500% due 01/25/34	1,637	1,718
Series 2004-CC Class A1 4.906% due 01/25/35 (Ê)	335	327
Series 2004-Y Class 1A2 2.895% due 11/25/34	357	355
Series 2005-AR8 Class 2A1 2.921% due 06/25/35	382	374
Series 2006-2 Class 2A3 5.500% due 03/25/36	587	549
Series 2006-AR2 Class 2A1 4.339% due 03/25/36	422	375
Series 2006-AR8 Class 2A3 2.906% due 04/25/36	99	91
Wells Fargo Mortgage Loan Trust Series 2010-RR4 Class 2A1 3.152% due 08/27/35 (Å)	864	862

		707,491

Municipal Bonds - 1.6%
City of New York New York General Obligation Unlimited 6.246% due 06/01/35	600	621
County of Clark Nevada Revenue Bonds 6.820% due 07/01/45	200	213
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23	75	70
Kentucky Higher Education Student Loan Corp. Revenue Bonds 1.450% due 05/01/34 (Ê)	250	248
Los Angeles Community College District General Obligation Unlimited 6.750% due 08/01/49	5,000	5,350
Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34	100	109
Massachusetts School Building Authority Revenue Bonds 5.468% due 06/15/27	5,000	5,257
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57	180	185
6.655% due 04/01/57	150	153

	Principal Amount ($) or Shares		Market Value $
New Jersey Economic Development Authority Revenue Bonds 1.292% due 06/15/13 (Ê)		1,100	1,102
New York City Municipal Water Finance Authority Revenue Bonds 6.491% due 06/15/42		1,700	1,774
Northern California Power Agency Revenue Bonds 7.311% due 06/01/40		3,000	3,212
Pennsylvania Higher Education Assistance Agency Revenue Bonds 1.041% due 05/01/46 (Ê)		800	708
0.985% due 06/01/47 (Ê)		1,650	1,460
Port Authority of New York & New Jersey Revenue Bonds 5.647% due 11/01/40		850	843
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41		300	311
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		270	214
State of California General Obligation Unlimited 6.650% due 03/01/22		425	467
7.500% due 04/01/34		100	104
5.650% due 04/01/39 (Ê)		100	107
7.550% due 04/01/39		840	878
7.300% due 10/01/39		220	225
State of Illinois General Obligation Unlimited 4.071% due 01/01/14		1,300	1,338
6.725% due 04/01/35		100	97
7.350% due 07/01/35		875	897
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		480	373

			26,316

Non-US Bonds - 0.4%
Canadian Government Bond 2.000% due 12/01/14	CAD	1,000	988
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	EUR	400	570
LeasePlan Corp. NV 3.125% due 02/10/12	EUR	700	995
MUFG Capital Finance 5 6.299% due 12/31/49	GBP	1,000	1,517
Poland Government Bond Series 1013 5.000% due 10/24/13	PLN	2,540	893
Province of Ontario Canada 4.700% due 06/02/37	CAD	400	420
4.600% due 06/02/39	CAD	300	312
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	EUR	400	565

			6,260

Russell Investment Grade Bond Fund	247

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States Government Agencies - 5.0%
Fannie Mae 5.250% due 08/01/12	330	355
4.750% due 11/19/12	660	718
4.625% due 05/01/13	1,000	1,084
4.625% due 10/15/13	1,150	1,284
0.750% due 12/18/13	1,600	1,603
2.750% due 03/13/14	3,100	3,304
4.125% due 04/15/14	100	111
5.250% due 09/15/16	400	478
5.000% due 02/13/17	200	236
5.000% due 05/11/17	100	119
5.375% due 06/12/17	2,000	2,413
6.625% due 11/15/30	665	890
6.210% due 08/06/38	275	354
Federal Farm Credit Bank 5.125% due 08/25/16	310	371
Federal Home Loan Bank 5.375% due 05/15/19	150	182
5.125% due 08/15/19	160	189
5.625% due 06/11/21	1,070	1,311
Federal Home Loan Banks 1.875% due 06/21/13	370	383
4.625% due 06/12/20	50	57
Series VB15 5.000% due 12/21/15	460	537
Federal Home Loan Mortgage Corp. 0.340% due 11/07/11 (Ê)	1,895	1,896
1.750% due 06/15/12	3,000	3,067
0.340% due 10/12/12 (Ê)	7,060	7,079
1.375% due 01/09/13	4,375	4,461
1.625% due 04/15/13	1,940	1,991
1.400% due 07/26/13	1,950	1,954
0.875% due 10/28/13	200	201
2.500% due 04/23/14	200	212
3.750% due 03/27/19	535	585
5.625% due 11/23/35	1,240	1,373
Federal National Mortgage Association 0.276% due 08/23/12 (Ê)	2,040	2,040
0.430% due 09/13/12 (Ê)	3,475	3,481
0.625% due 09/24/12	8,390	8,431
0.286% due 10/18/12 (Ê)	3,530	3,532
1.800% due 03/15/13	1,190	1,196
1.500% due 06/26/13	3,500	3,586
1.000% due 09/23/13	825	834
1.125% due 09/30/13	3,900	3,955
Zero coupon due 07/05/14	1,235	1,172
1.500% due 09/08/14	3,470	3,483
3.000% due 09/16/14	100	108
1.625% due 10/26/15	2,535	2,559
Zero coupon due 10/09/19	710	472
5.125% due 08/19/24	615	633
5.625% due 07/15/37	335	403
Series 2 1.250% due 06/22/12	3,000	3,043

	Principal Amount ($) or Shares	Market Value $
Financing Corp. Principal Only STRIP Zero coupon due 08/03/18	360	293
Series 11P Zero coupon due 02/08/18	100	84
Series 15P Zero coupon due 03/07/19	160	126
Series 19P Zero coupon due 06/06/19	50	39
Series 1P Zero coupon due 05/11/18	380	313
Series 6P Zero coupon due 08/03/18	160	130
Series 7P Zero coupon due 08/03/18	290	236
Series 8P Zero coupon due 08/03/18	150	122
Series B-P Principal Only STRIP Zero coupon due 04/06/18	300	248
Series D-P Principal Only STRIP Zero coupon due 09/26/19	20	15
Series E-P Principal Only STRIP Zero coupon due 11/02/18	360	290
Freddie Mac 3.500% due 05/29/13	100	108
5.050% due 01/26/15	690	799
4.375% due 07/17/15	900	1,026
5.250% due 04/18/16	100	119
5.000% due 02/16/17	700	827
5.000% due 04/18/17	100	118
6.750% due 03/15/31	220	300
Tennessee Valley Authority 6.150% due 01/15/38	345	437
5.250% due 09/15/39	210	236

		83,592

United States Government Treasuries - 17.9%
United States Treasury Inflation Indexed Bonds 2.000% due 01/15/16	3,135	3,491
1.250% due 07/15/20	1,461	1,569
2.375% due 01/15/25	11,743	14,003
2.000% due 01/15/26	726	830
2.375% due 01/15/27	6,820	8,188
1.750% due 01/15/28	1,718	1,901
2.500% due 01/15/29	407	500
3.875% due 04/15/29	1,408	2,038
United States Treasury Notes 1.125% due 01/15/12	6,260	6,324
1.375% due 05/15/12	6,095	6,196
4.750% due 05/31/12	2,955	3,163
0.375% due 08/31/12 (Ñ)	70	70
1.375% due 09/15/12	2,340	2,385

248	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

1.375% due 11/15/12	8,020	8,185
1.375% due 03/15/13	4,330	4,428
3.125% due 04/30/13	2,420	2,586
1.125% due 06/15/13	300	305
0.880% due 07/15/13	4,735	4,805
0.750% due 08/15/13	3,330	3,357
3.125% due 08/31/13 (Ñ)	4,100	4,408
0.750% due 09/15/13	5,770	5,816
0.500% due 10/15/13 (Ñ)	13,600	13,599
4.250% due 11/15/13	770	857
4.000% due 02/15/14	2,205	2,450
1.875% due 04/30/14	9,165	9,544
2.375% due 08/31/14	3,480	3,688
2.375% due 10/31/14	3,705	3,928
2.625% due 12/31/14	1,350	1,444
2.375% due 02/28/15	2,625	2,781
2.500% due 04/30/15 (Ñ)	8,700	9,269
1.750% due 07/31/15	2,450	2,523
1.250% due 09/30/15 (Ñ)	31,575	31,723
9.875% due 11/15/15	300	428
9.250% due 02/15/16	1,000	1,409
2.625% due 02/29/16	1,375	1,468
2.375% due 03/31/16	1,215	1,280
3.000% due 09/30/16	14,115	15,287
3.125% due 10/31/16	600	654
2.750% due 11/30/16	4,840	5,164
3.250% due 12/31/16	700	766
3.125% due 01/31/17	200	217
3.000% due 02/28/17	1,000	1,079
3.125% due 04/30/17	6,100	6,617
2.750% due 05/31/17	13,350	14,152
1.875% due 08/31/17	6,635	6,643
1.875% due 09/30/17	1,560	1,560
1.875% due 10/31/17	6,890	6,877
2.750% due 02/15/19	3,175	3,288
3.375% due 11/15/19	5,410	5,807
3.625% due 02/15/20	5,230	5,710
3.500% due 05/15/20	5,530	5,964
2.625% due 08/15/20	4,920	4,925
Zero coupon due 11/15/21	4,801	3,398
8.000% due 11/15/21	2,440	3,646
Zero coupon due 02/15/25	6,680	4,005
6.875% due 08/15/25 (Ñ)	305	434
6.000% due 02/15/26	770	1,016
6.500% due 11/15/26	2,250	3,124
5.375% due 02/15/31	4,215	5,237
4.500% due 02/15/36	715	783
4.375% due 02/15/38	3,445	3,688
3.500% due 02/15/39	4,115	3,768
4.250% due 05/15/39	2,850	2,975
4.375% due 11/15/39	1,260	1,342
4.375% due 05/15/40	6,300	6,711
3.875% due 08/15/40	2,360	2,310

		298,086

Total Long-Term Investments (cost $1,582,029)		1,618,550

	Principal Amount ($) or Shares		Market Value $
Preferred Stocks - 0.2%
Consumer Discretionary - 0.0%
Motors Liquidation Co.		31,725	268

Financial Services - 0.2%
American International Group, Inc.		32,300	237
DG Funding Trust (Å)		392	3,014
Federal Home Loan Mortgage Corp.		27,050	14
Federal National Mortgage Association		19,750	10

			3,275

Total Preferred Stocks (cost $8,340)			3,543

	Notional Amount $
Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Midcurve 1
Year Futures
Mar 2011 99.25 Put (20)	USD	50	5

Total Options Purchased (cost $7)			5

	Principal Amount ($) or Shares
Short-Term Investments - 11.2%
American General Finance Corp. 0.649% due 08/17/11 (Ê)		2,000	1,894
Amgen, Inc. Series A 0.125% due 02/01/11		1,600	1,594
Bank of America Corp. 4.375% due 12/01/10 (Ñ)		900	903
Cellco Partnership / Verizon Wireless Capital LLC 2.946% due 05/20/11 (Ê)		1,100	1,115
Citicorp 7.250% due 10/15/11 (Ñ)		460	482
Daimler Finance NA LLC 5.875% due 03/15/11		300	306
DCP Midstream LLC 6.875% due 02/01/11		45	46
Delta Air Lines 2000-1 Class A-2 Pass Through Trust Series 00A2 7.570% due 11/18/10 (Ñ)		1,240	1,246
Delta Air Lines 2001-1 Class A-2 Pass Through Trust Series 01A2 7.111% due 09/18/11		3,584	3,754

Russell Investment Grade Bond Fund	249

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Devon Financing Corp. ULC 6.875% due 09/30/11	5,000		5,270
Dexia Credit Local SA 0.940% due 09/23/11 (Ê)(Þ)	500		502
Dominion Resources, Inc. 4.750% due 12/15/10	90		90
DPL, Inc. 6.875% due 09/01/11	495		520
Fannie Mae 7.000% due 05/01/11 (ç)	—		—
8.000% due 09/01/11	—		—
Federal Home Loan Bank Discount Notes Zero coupon due 11/19/10 (ž)	3,600		3,600
Federal Home Loan Banks 0.380% due 06/15/11 (Ê)	6,985		6,989
Series 1 0.610% due 05/26/11	10,000		10,003
Federal National Mortgage Association Discount Notes Zero coupon due 05/09/11 (ž)	250		250
Freddie Mac 7.000% due 12/01/10	—		—
6.000% due 02/01/11	—		—
6.000% due 03/01/11	1		1
6.000% due 05/01/11	4		5
7.000% due 06/01/11	—		—
7.000% due 09/01/11	—		—
8.000% due 10/01/11	1		2
Freddie Mac Discount Notes Zero coupon due 04/19/11 (ž)	3,600		3,597
Ginnie Mae I 7.000% due 01/15/11	—		—
7.000% due 05/15/11	—		—
Glitnir Banki HF 6.330% due 07/28/11 (Å)(Æ)(Ø)	270		84
HCP, Inc. 5.950% due 09/15/11	985		1,021
International Lease Finance Corp. 4.950% due 02/01/11 (Ñ)	1,000		1,005
Kaupthing Bank Hf 5.750% due 10/04/11 (Å)(Æ)(Ø)	100		27
Merrill Lynch & Co., Inc. 1.082% due 03/22/11 (Ê)	100		138
New Cingular Wireless Services, Inc. 7.875% due 03/01/11	1,375		1,409
Nisource Finance Corp. 7.875% due 11/15/10	465		466
Option One Mortgage Securities Corp. NIM Trust Series 2006-1A 0.356% due 12/25/10 (Ê)(Þ)	884		619
Petroleum Export, Ltd. 5.265% due 06/15/11 (Þ)	54		54
Qwest Corp. 7.875% due 09/01/11	840		885
Royal Bank of Scotland PLC (The) 0.784% due 04/08/11 (Ê)(Þ)	4,300		4,302
Russell U.S. Cash Management Fund(£)	31,747,302	(¥)	31,747

	Principal Amount ($) or Shares	Market Value $
Telecom Italia Capital SA 6.200% due 07/18/11	290	300
TELUS Corp. 8.000% due 06/01/11	2,749	2,862
Transcontinental Gas Pipe Line Corp. Series B 7.000% due 08/15/11	1,900	1,991
Tyco International Finance SA 6.750% due 02/15/11	110	112
United States Treasury Bills (ç)(ž) 0.501% due 11/12/10	3,435	3,435
0.203% due 11/18/10	20,000	19,998
0.167% due 11/18/10	15,000	14,999
0.152% due 12/09/10	8,000	7,999
0.193% due 01/13/11	260	260
0.165% due 02/10/11	30	30
0.167% due 02/10/11	30	30
0.169% due 02/10/11	40	40
0.171% due 02/10/11	51	51
0.175% due 02/10/11	30	30
0.176% due 02/10/11	47	47
0.184% due 02/10/11	20	20
United States Treasury Inflation Indexed Bonds 3.500% due 01/15/11 (Æ)	6,102	6,145
United States Treasury Notes 0.875% due 04/30/11	17,190	17,249
0.250% due 08/31/11	20,655	20,787
0.330% due 11/15/11	5,210	5,291
UnitedHealth Group, Inc. 5.250% due 03/15/11	280	284
Verizon Communications, Inc. 5.350% due 02/15/11 (Ñ)	325	330

Total Short-Term Investments (cost $186,553)		186,216

Repurchase Agreements - 9.5%
Agreement with Barclays Capital and State Street Bank (Tri-Party) of $30,000 dated October 29, 2010, at 0.170% to be repurchased at $30,000 on November 1, 2010 collateralized by: $27,506 par various United States Treasury Obligations, valued at $30,095	30,000	30,000
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $16,400 dated October 29, 2010, at 0.230% to be repurchased at $16,400 on November 1, 2010 collateralized by: $16,090 par various United States Treasury Obligations, valued at $16,678	16,400	16,400
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $52,500 dated October 29, 2010, at 0.230% to be repurchased at $52,501 on November 1, 2010 collateralized by: $53,192 par various United States Treasury Obligations, valued at $53,458	52,500	52,500

250	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Agreement with Goldman Sachs and State Street Bank (Tri-Party) of $6,500 dated October 29, 2010, at 0.210% to be repurchased at $6,500 on November 1, 2010 collateralized by: $6,510 par various United States Government Agency Obligations, valued at $6,589	6,500		6,500
Agreement with Morgan Stanley & Co. Inc. and State Street Bank (Tri-Party) of $52,501 dated October 29, 2010, at 0.230% to be repurchased at $52,501 on November 1, 2010 collateralized by: $49,700 par various United States Treasury Obligations, valued at $53,039	52,500		52,500

Total Repurchase Agreements (cost $157,900)			157,900

Other Securities - 3.9%
Russell U.S. Cash Collateral Fund (×)	45,112,613	(¥)	45,113
State Street Securities Lending Quality Trust (×)	19,484,313	(¥)	19,430

Total Other Securities (cost $64,597)			64,543

Total Investments - 122.3% (identified cost $1,999,426)			2,030,757

Other Assets and Liabilities, Net - (22.3%)			(370,118)

Net Assets - 100.0%			1,660,639

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	251

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures (Germany)	9	GBP	1,480	12/11	(2)
Euribor Futures (Germany)	8	EUR	1,232	03/12	(2)
Euribor Futures (Germany)	10	GBP	1,600	06/12	(2)
Euribor Futures (Germany)	8	EUR	1,229	09/12	(2)
Eurodollar Futures (CME)	498	USD	124,046	03/11	498
Eurodollar Futures (CME)	185	USD	46,065	06/11	96
Eurodollar Futures (CME)	36	USD	8,959	09/11	31
Eurodollar Futures (CME)	67	USD	16,660	12/11	41
Eurodollar Futures (CME)	78	USD	19,379	03/12	38
Eurodollar Futures (CME)	43	USD	10,672	06/12	35
Eurodollar Futures (CME)	28	USD	6,941	09/12	7
Eurodollar Futures (CME)	4	USD	990	12/12	—
Eurodollar Futures (CME)	3	USD	741	03/13	—
Eurodollar Futures (CME)	4	USD	986	06/13	—
Eurodollar Futures (CME)	3	USD	738	09/13	—
Ultra Long United States Treasury Bond Futures	100	USD	13,484	12/10	(819)
United States Treasury 30 Year Bond Futures	14	USD	1,833	12/10	4
United States Treasury 2 Year Note Futures	26	USD	5,720	12/10	3
United States Treasury 5 Year Note Futures	23	USD	2,796	12/10	6
United States Treasury 10 Year Note Futures	18	USD	2,273	12/10	6

Short Positions
Eurodollar Futures (CME)	17	USD	4,233	06/11	(36)
Eurodollar Futures (CME)	22	USD	5,445	12/12	(28)
Eurodollar Futures (CME)	22	USD	5,435	03/13	(11)
United States Treasury 30 Year Bond Futures	95	USD	12,439	12/10	235
United States Treasury 2 Year Note Futures	34	USD	7,479	12/10	(15)
United States Treasury 5 Year Note Futures	489	USD	59,452	12/10	(466)
United States Treasury 10 Year Note Futures	71	USD	8,966	12/10	(4)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(387)

See accompanying notes which are an integral part of the financial statements.

252	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Eurodollar Futures
Mar 2011 98.75 Call (25)	USD	63	(56)
Mar 2011 98.88 Call (23)	USD	58	(45)
Mar 2011 99.63 Call (20)	USD	50	(5)
Mar 2011 98.75 Put (25)	USD	63	(1)
Mar 2011 98.88 Put (23)	USD	58	(1)
Mar 2011 99.63 Put (20)	USD	50	(4)

Eurodollar Midcurve 1 Year Futures
Mar 2011 99.00 Put (20)	USD	50	(3)

Forward Volatility Agreement
Oct 2011 0.00 Call (1)	USD	10,200	(109)
Oct 2011 0.01 Call (2)	USD	6,500	(37)
Nov 2011 0.00 Call (1)	USD	4,700	(49)

Inflationary Floor Option
Sep 2020 0.00 Put (1)	USD	1,000	(9)
Mar 2020 0.00 Put (1)	USD	1,600	(14)
Apr 2020 0.00 Put (1)	USD	1,000	(9)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 1.250%
Feb 2011 0.00 Call (1)		9,900	(22)
USD 1.200%/USD Three Month LIBOR
Dec 2010 0.00 Put (2)		1,500	(2)
USD 4.000%/USD Three Month LIBOR
Dec 2010 0.00 Put (1)		26,800	(—)
USD 1.800%/USD Three Month LIBOR
Feb 2011 0.00 Put (1)		9,900	(56)
USD 4.000%/USD Three Month LIBOR
Jun 2011 0.00 Put (5)		5,300	(26)

Options Written (Number of Contracts)	Notional Amount		Market Value $
USD 3.000%/USD Three Month LIBOR
Jun 2012 0.00 Put (6)		51,700	(172)
USD 3.250%/USD Three Month LIBOR
Jul 2012 0.00 Put (2)		5,800	(70)
USD 10.000%/USD Three Month LIBOR
Jul 2012 0.00 Put (1)		1,600	(—)
USD 2.250%/USD Three Month LIBOR
Sep 2012 0.00 Put (5)		36,800	(159)
USD 1.000%/USD Three Month LIBOR
Nov 2012 0.00 Put (1)		7,700	(40)

United States Treasury 30 Year Bond Futures
Nov 2010 128.00 Put (18)	USD	18	(16)

United States Treasury 5 Year Note Futures
Nov 2010 120.00 Call (11)	USD	11	(18)
Nov 2010 121.00 Call (14)	USD	14	(12)
Nov 2010 121.50 Call (42)	USD	42	(22)
Nov 2010 119.00 Put (56)	USD	56	(2)

United States Treasury 10 Year Note Futures
Nov 2010 127.00 Call (11)	USD	11	(7)
Feb 2011 129.00 Call (18)	USD	18	(7)
Nov 2010 120.00 Put (27)	USD	27	(1)
Nov 2010 121.00 Put (25)	USD	25	(1)
Feb 2011 121.00 Put (18)	USD	18	(10)
Feb 2011 122.50 Put (23)	USD	23	(17)

Total Liability for Options Written (premiums received $1,828 )			(1,002)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	253

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Bank of America	USD	100	CAD	103	11/03/10	1
Bank of America	USD	994	CAD	1,023	11/18/10	8
Bank of America	USD	1,499	CAD	1,542	11/18/10	13
Bank of America	USD	117	KRW	137,934	11/12/10	5
Bank of America	USD	331	TWD	10,148	01/14/11	1
Barclays Bank PLC	USD	200	CAD	206	11/18/10	1
Barclays Bank PLC	USD	500	CAD	514	11/18/10	4
Barclays Bank PLC	USD	186	CNY	1,257	11/23/10	3
Barclays Bank PLC	USD	251	CNY	1,700	11/23/10	4
Barclays Bank PLC	USD	200	INR	9,316	11/12/10	9
Barclays Bank PLC	USD	200	SGD	262	11/12/10	3
BNP Paribas	USD	100	CAD	102	11/01/10	—
BNP Paribas	USD	100	CAD	102	11/04/10	—
BNP Paribas	USD	199	CAD	205	11/18/10	1
Citibank	USD	1,090	AUD	1,109	12/03/10	(7)
Citibank	USD	9,399	BRL	16,096	02/02/11	(103)
Citibank	USD	101	CAD	102	11/18/10	(1)
Citibank	USD	199	CAD	204	11/18/10	1
Citibank	USD	199	CAD	206	11/18/10	2
Citibank	USD	302	CAD	305	11/18/10	(3)
Citibank	USD	304	CAD	310	11/18/10	—
Citibank	USD	614	EUR	467	11/24/10	36
Citibank	USD	627	GBP	400	12/20/10	14
Citibank	USD	654	MXN	8,448	01/14/11	26
Citibank	USD	200	SGD	262	11/12/10	3
Citibank	BRL	16,096	USD	9,496	12/02/10	88
Citibank	CAD	310	USD	304	11/03/10	—
Citibank	EUR	6,272	USD	8,720	01/25/11	1
Citibank	GBP	878	USD	1,363	12/20/10	(43)
Citibank	PLN	2,556	USD	837	11/24/10	(58)
Credit Suisse First Boston	USD	99	CAD	102	11/18/10	1
Credit Suisse First Boston	USD	201	CAD	205	11/18/10	—
Credit Suisse First Boston	USD	301	CAD	309	11/18/10	2
Credit Suisse First Boston	USD	100	JPY	8,047	11/02/10	—
Credit Suisse First Boston	USD	100	JPY	8,046	11/02/10	—
Credit Suisse First Boston	CAD	205	USD	201	11/02/10	—
Credit Suisse First Boston	GBP	24	USD	38	12/20/10	(1)
Deutsche Bank AG	USD	100	CAD	102	11/04/10	—
Deutsche Bank AG	USD	25	CAD	26	11/18/10	—
Deutsche Bank AG	USD	43	CAD	44	11/18/10	—
Deutsche Bank AG	USD	4,767	EUR	3,722	11/23/10	413
Deutsche Bank AG	USD	207	INR	9,316	01/21/11	—
Deutsche Bank AG	INR	9,316	USD	209	11/12/10	(1)
Goldman Sachs	GBP	188	USD	293	12/20/10	(9)
HSBC Bank PLC	USD	99	BRL	173	12/02/10	3
HSBC Bank PLC	USD	100	BRL	177	12/02/10	4
HSBC Bank PLC	USD	100	BRL	179	12/02/10	5
HSBC Bank PLC	USD	100	BRL	173	12/02/10	1
HSBC Bank PLC	USD	100	BRL	173	12/02/10	1
HSBC Bank PLC	USD	7,593	BRL	13,627	12/02/10	372
HSBC Bank PLC	USD	1,343	ZAR	9,409	01/28/11	(17)
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/02/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/02/10	—

See accompanying notes which are an integral part of the financial statements.

254	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/03/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/03/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	1,325	JPY	106,971	12/06/10	5
Morgan Stanley & Co., Inc.	USD	169	KRW	202,000	11/12/10	10
Morgan Stanley & Co., Inc.	USD	214	KRW	252,500	11/12/10	11
Morgan Stanley & Co., Inc.	USD	100	KRW	115,110	01/19/11	2
Morgan Stanley & Co., Inc.	USD	100	KRW	115,208	01/19/11	2
Morgan Stanley & Co., Inc.	USD	100	KRW	115,160	01/19/11	2
Morgan Stanley & Co., Inc.	USD	100	KRW	113,025	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	112,960	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	113,040	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	113,060	01/19/11	—
Morgan Stanley & Co., Inc.	USD	200	KRW	228,920	01/19/11	3
Morgan Stanley & Co., Inc.	USD	200	KRW	227,820	01/19/11	2
Morgan Stanley & Co., Inc.	CAD	705	USD	670	11/18/10	(21)
Morgan Stanley & Co., Inc.	GBP	198	USD	312	12/20/10	(5)
Morgan Stanley & Co., Inc.	JPY	548,128	USD	6,513	11/01/10	(299)
Royal Bank of Scotland PLC	USD	100	BRL	173	12/02/10	1
Royal Bank of Scotland PLC	USD	100	BRL	174	12/02/10	2
Royal Bank of Scotland PLC	USD	100	BRL	174	12/02/10	2
Royal Bank of Scotland PLC	USD	100	BRL	178	12/02/10	4
Royal Bank of Scotland PLC	USD	200	BRL	358	12/02/10	9
Royal Bank of Scotland PLC	USD	300	BRL	536	12/02/10	14
Royal Bank of Scotland PLC	USD	32	CAD	33	11/18/10	—
Royal Bank of Scotland PLC	USD	99	CAD	102	11/18/10	1
Royal Bank of Scotland PLC	USD	158	GBP	100	12/20/10	2
Royal Bank of Scotland PLC	USD	6,721	JPY	548,128	11/01/10	91
Royal Bank of Scotland PLC	USD	693	JPY	56,641	12/06/10	11
Royal Bank of Scotland PLC	USD	100	KRW	116,150	11/12/10	3
Royal Bank of Scotland PLC	USD	633	KRW	708,584	01/19/11	(5)
Royal Bank of Scotland PLC	USD	123	MYR	381	01/28/11	(1)
Royal Bank of Scotland PLC	USD	400	SGD	524	01/14/11	5
Royal Bank of Scotland PLC	GBP	27	USD	43	12/20/10	(1)
Royal Bank of Scotland PLC	JPY	548,128	USD	6,722	12/06/10	(91)
Royal Bank of Scotland PLC	KRW	708,584	USD	634	11/12/10	5
Royal Bank of Scotland PLC	SGD	524	USD	400	11/12/10	(5)
UBS AG	USD	100	JPY	8,141	12/06/10	1
UBS AG	USD	405	JPY	33,163	12/06/10	7
UBS AG	EUR	477	USD	631	11/24/10	(32)
UBS AG	GBP	89	USD	139	12/20/10	(4)
UBS AG	GBP	337	USD	524	12/20/10	(16)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						501

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	255

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	EUR	8,200	2.000%	Six Month EURIBOR	09/15/15	(48)
Bank of America	USD	1,100	Three Month LIBOR	1.450%	11/02/15	—
Barclays Bank PLC	BRL	600	10.835%	Brazil Interbank Deposit Rate	01/02/12	6
Barclays Bank PLC	BRL	2,400	11.910%	Brazil Interbank Deposit Rate	01/02/13	24
Barclays Bank PLC	USD	339	Zero coupon	4.524%	11/15/21	(91)
Barclays Bank PLC	USD	344	Zero coupon	4.420%	11/15/21	(87)
Barclays Bank PLC	USD	661	Three Month LIBOR	4.540%	11/15/21	(181)
Barclays Bank PLC	USD	1,320	Three Month LIBOR	4.633%	11/15/21	(383)
Barclays Bank PLC	USD	530	Three Month LIBOR	Zero coupon	02/15/25	(53)
Barclays Bank PLC	USD	540	Three Month LIBOR	Zero coupon	02/15/25	(56)
Barclays Bank PLC	USD	680	Three Month LIBOR	Zero coupon	02/15/25	(71)
Barclays Bank PLC	USD	1,830	Three Month LIBOR	Zero coupon	02/15/25	(194)
BNP Paribas	BRL	1,000	11.390%	Brazil Interbank Deposit Rate	01/02/12	7
BNP Paribas	BRL	100	12.480%	Brazil Interbank Deposit Rate	01/02/13	1
BNP Paribas	BRL	1,000	11.880%	Brazil Interbank Deposit Rate	01/02/13	11
BNP Paribas	BRL	3,400	12.800%	Brazil Interbank Deposit Rate	01/02/13	69
BNP Paribas	BRL	300	12.110%	Brazil Interbank Deposit Rate	01/02/14	5
Citibank	MXN	2,600	7.330%	Mexico Interbank 28 Day Deposit Rate	01/28/15	15
Citibank	USD	600	Three Month LIBOR	1.450%	11/02/15	—
Citibank	USD	4,300	Three Month LIBOR	1.600%	11/02/15	—
Credit Suisse Financial Products	MXN	27,400	7.340%	Mexico Interbank 28 Day Deposit Rate	01/28/15	182
Credit Suisse Financial Products	EUR	2,900	2.000%	Six Month EURIBOR	09/15/15	(20)
Credit Suisse Financial Products	USD	1,100	Three Month LIBOR	3.250%	11/02/20	—
Deutsche Bank	AUD	300	4.500%	Three Month BBSW	06/15/11	(1)
Goldman Sachs	BRL	1,200	10.990%	Brazil Interbank Deposit Rate	01/02/12	12
Goldman Sachs	BRL	3,900	11.890%	Brazil Interbank Deposit Rate	01/02/13	43
Goldman Sachs	USD	3,500	1.250%	Three Month LIBOR	12/19/13	(2)
Goldman Sachs	BRL	800	12.650%	Brazil Interbank Deposit Rate	01/02/14	25
Goldman Sachs	BRL	3,200	12.510%	Brazil Interbank Deposit Rate	01/02/14	93
Goldman Sachs	USD	3,600	Three Month LIBOR	3.250%	11/02/20	—
HSBC	BRL	500	11.360%	Brazil Interbank Deposit Rate	01/02/12	7
HSBC	BRL	4,400	11.140%	Brazil Interbank Deposit Rate	01/02/12	68
HSBC	BRL	2,900	11.890%	Brazil Interbank Deposit Rate	01/02/13	32
HSBC	BRL	3,600	12.830%	Brazil Interbank Deposit Rate	01/02/13	74
HSBC	BRL	2,500	12.540%	Brazil Interbank Deposit Rate	01/02/14	70
JP Morgan	BRL	2,900	12.170%	Brazil Interbank Deposit Rate	01/02/13	47
JP Morgan	BRL	600	12.200%	Brazil Interbank Deposit Rate	01/02/14	12
JP Morgan	USD	1,200	Three Month LIBOR	1.450%	11/02/15	—
JP Morgan	USD	1,377	Three Month LIBOR	Zero coupon	02/15/25	(137)
Merrill Lynch	BRL	1,600	10.990%	Brazil Interbank Deposit Rate	01/02/12	16
Merrill Lynch	BRL	3,900	11.140%	Brazil Interbank Deposit Rate	01/02/12	60
Merrill Lynch	BRL	3,800	11.900%	Brazil Interbank Deposit Rate	01/02/13	38
Morgan Stanley	BRL	700	11.630%	Brazil Interbank Deposit Rate	01/02/12	5
Morgan Stanley	EUR	1,600	2.000%	Six Month EURIBOR	09/15/15	(11)
Morgan Stanley	USD	3,100	Three Month LIBOR	1.450%	11/02/15	—
Morgan Stanley	USD	1,310	Three Month LIBOR	Zero coupon	02/15/25	(134)
Royal Bank of Canada	AUD	3,800	4.500%	Three Month LIBOR	06/15/11	(13)
Royal Bank of Canada	BRL	2,400	12.700%	Brazil Interbank Deposit Rate	01/02/14	60
Royal Bank of Scotland	USD	11,300	Three Month LIBOR	1.600%	11/02/15	—
UBS	BRL	600	11.420%	Brazil Interbank Deposit Rate	01/02/12	4
UBS	BRL	300	12.700%	Brazil Interbank Deposit Rate	01/02/13	4
UBS	BRL	400	12.250%	Brazil Interbank Deposit Rate	01/02/14	8

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($39)						(484)

See accompanying notes which are an integral part of the financial statements.

256	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Bank of America	BNP Paribas	1.167%	USD	700	1.000%		09/20/11	(1)
Berkshire Hathaway	Deutsche Bank	0.841%	USD	2,900	1.000%		03/20/13	14
Brazil Government International Bond	Barclays Bank PLC	0.950%	USD	500	1.000%		06/20/15	4
Brazil Government International Bond	Deutsche Bank	0.950%	USD	1,000	1.000%		06/20/15	7
Brazil Government International Bond	Deutsche Bank	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Goldman Sachs	0.950%	USD	500	1.000%		06/20/15	4
Brazil Government International Bond	Morgan Stanley	0.950%	USD	500	1.000%		06/20/15	1
Brazil Government International Bond	Bank of America	0.974%	USD	1,000	1.000%		09/20/15	1
Brazil Government International Bond	Citibank	0.974%	USD	1,000	1.000%		09/20/15	1
Brazil Government International Bond	HSBC	0.974%	USD	700	1.000%		09/20/15	—
Brazil Government International Bond	JP Morgan	0.974%	USD	200	1.000%		09/20/15	—
Brazil Government International Bond	UBS	0.974%	USD	500	1.000%		09/20/15	—
Darden Restaurants, Inc	Deutsche Bank	1.003%	USD	950	(2.250%	)	03/20/14	(47)
Darden Restaurants, Inc.	Citigroupglobal Markets, Inc.	1.003%	USD	225	(2.730%	)	03/20/14	(15)
DR Horton, Inc.	Citibank	3.569%	USD	205	(1.000%	)	09/20/16	26
DR Horton, Inc.	Deutsche Bank	3.569%	USD	165	(1.000%	)	09/20/16	21
DR Horton, Inc.	Goldman Sachs	3.569%	USD	165	(1.000%	)	09/20/16	21
GE Capital Corp.	Citibank	0.818%	USD	1,000	5.000%		06/20/11	27
GE Capital Corp.	Credit Suisse First Boston	0.896%	USD	600	6.550%		12/20/10	20
GE Capital Corp.	Deutsche Bank	0.899%	USD	200	1.500%		09/20/11	1
GE Capital Corp.	Deutsche Bank	1.151%	USD	1,425	1.070%		12/20/12	—
Home Depot, Inc.	Citigroupglobal Markets, Inc.	0.372%	USD	1,095	(2.670%	)	03/20/14	(96)
Japan Government International Bond	Bank of America	0.468%	USD	300	1.000%		03/20/15	7
Japan Government International Bond	Deutsche Bank	0.468%	USD	100	1.000%		03/20/15	2
Japan Government International Bond	JP Morgan	0.468%	USD	600	1.000%		03/20/15	13
Lowe’s Cos., Inc.	Citigroupglobal Markets, Inc.	0.356%	USD	1,140	(1.200%	)	03/20/14	(38)
Metlife, Inc.	Deutsche Bank	1.317%	USD	1,500	2.050%		03/20/13	31
Metlife, Inc.	UBS	1.317%	USD	1,500	2.050%		03/20/13	31
Mexico Government International Bond	Citibank	0.981%	USD	400	1.000%		03/20/15	—
Mexico Government International Bond	Credit Suisse First Boston	0.981%	USD	400	1.000%		03/20/15	—
Mexico Government International Bond	Deutsche Bank	0.981%	USD	200	1.000%		03/20/15	—
Mexico Government International Bond	Bank of America	1.040%	USD	300	1.000%		09/20/15	(1)
Mexico Government International Bond	Citibank	1.040%	USD	700	1.000%		09/20/15	(2)
Prudential	Deutsche Bank	1.400%	USD	1,500	2.300%		03/20/13	35
Prudential	UBS	1.400%	USD	1,500	2.300%		03/20/13	35
SLM Corp.	JP Morgan	3.321%	USD	900	4.300%		03/20/13	27
Target Corp.	Credit Suisse First Boston	0.446%	USD	260	(1.000%	)	12/20/14	(6)
Target Corp.	Deutsche Bank	0.446%	USD	260	(1.000%	)	12/20/14	(6)
Target Corp.	Credit Suisse First Boston	2.190%	USD	530	(1.000%	)	09/20/16	33
United Kingdom Gilt	Deutsche Bank	0.444%	USD	800	1.000%		12/20/14	17
United Kingdom Gilt	Deutsche Bank	0.444%	USD	100	1.000%		12/20/14	2
United Kingdom Gilt	JP Morgan	0.444%	USD	100	1.000%		12/20/14	2
United Kingdom Gilt	JP Morgan	0.472%	USD	700	1.000%		03/20/15	15
United Kingdom Gilt	JP Morgan	0.472%	USD	300	1.000%		03/20/15	6
United Kingdom Gilt	Goldman Sachs	0.540%	USD	400	1.000%		12/20/15	9
Wachovia Corp.	JP Morgan	0.841%	USD	2,700	3.020%		03/20/13	149

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($101)								351

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	257

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Barclays Bank PLC	USD	2,469	0.760%		01/25/38	(1,284)
CMBX AJ Index	Bank of America	USD	270	(0.840%	)	10/12/52	29
CMBX AJ Index	Barclays Bank PLC	USD	1,600	(0.840%	)	10/12/52	174
CMBX AJ Index	Barclays Bank PLC	USD	1,335	(0.840%	)	10/12/52	145
CMBX AJ Index	Barclays Bank PLC	USD	2,420	(0.840%	)	10/12/52	262
CMBX AJ Index	Credit Suisse First Boston	USD	115	(0.840%	)	10/12/52	12
Dow Jones CDX Index	Bank of America	USD	800	1.000%		12/20/15	2
Dow Jones CDX Index	Chase Securities, Inc.	USD	400	1.120%		12/20/12	9
Dow Jones CDX Index	Citibank	USD	300	1.000%		12/20/15	1
Dow Jones CDX Index	Credit Suisse First Boston	USD	5,800	1.000%		12/20/15	16
Dow Jones CDX Index	Dow Jones CDX Index	USD	675	0.553%		12/20/17	9
Dow Jones CDX Index	Deutsche	USD	1,543	0.708%		12/20/12	20
Dow Jones CDX Index	Goldman Sachs	USD	1,300	1.120%		12/20/12	28
Dow Jones CDX Index	Goldman Sachs	USD	1,800	1.000%		12/20/15	5
Dow Jones CDX Index	Morgan Stanley	USD	5,498	0.771%		12/20/12	75
Dow Jones CDX Index	Morgan Stanley	USD	600	0.963%		12/20/12	11
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	289	0.548%		12/20/17	4

Total Market Value on Open Credit Indices Premiums Paid (Received) - $322							(482)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $221							(131)

See accompanying notes which are an integral part of the financial statements.

258	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$54,825	$2,491	$57,316	3.5
Corporate Bonds and Notes	—	330,806	693	331,499	20.0
International Debt	—	106,230	1,760	107,990	6.5
Mortgage-Backed Securities	—	696,944	10,547	707,491	42.6
Municipal Bonds	—	24,148	2,168	26,316	1.6
Non-US Bonds	—	6,260	—	6,260	0.4
United States Government Agencies	—	83,592	—	83,592	5.0
United States Government Treasuries	—	298,086	—	298,086	17.9
Preferred Stocks	529	—	3,014	3,543	0.2
Options Purchased	5	—	—	5	—	*
Short-Term Investments	—	185,597	619	186,216	11.2
Repurchase Agreements	—	157,900	—	157,900	9.5
Other Securities	—	64,543	—	64,543	3.9

Total Investments	534	2,008,931	21,292	2,030,757	122.3

Other Assets and Liabilities, Net					(22.3)

					100.0

Other Financial Instruments**
Futures Contracts	(387)	—	—	(387)	(—	)*
Options Written	(228)	(545)	(229)	(1,002)	(0.1)
Foreign Currency Exchange Contracts	—	501	—	501	—	*
Interest Rate Swap Contracts	—	200	(645)	(445)	—	*
Credit Default Swap Contracts	—	(352)	—	(352)	—	*

Total Other Financial Instruments	$(615)	$(196)	$(874)	$(1,685)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Russell Investment Grade Bond Fund

Balance as of 10/31/2009	$1,687
Accrued discounts/(premiums)	6
Realized gain/(loss)	(1,268)
Net change in unrealized appreciation/(depreciation) from investments still held as of 10/31/2010	274
Net purchases (sales)	16,342
Net transfers in and/or out of Level 3	3,378

Balance as of 10/31/2010	$20,419

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	259

Russell Investment Company

Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value*	$—	$—	$5
Unrealized appreciation on foreign currency exchange contracts	—	1,224	—
Daily variation margin on futures contracts**	—	—	1,000
Interest rate swap contracts, at market value	—	—	998
Credit default swap contracts, at market value	1,365	—	—

Total	$1,365	$1,224	$2,003

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$723	$—
Daily variation margin on futures contracts**	—	—	1,387
Interest rate swap contracts, at market value	—	—	1,482
Credit default swap contracts, at market value	1,496	—	—
Options written, at market value	—	—	1,002

Total	$1,496	$723	$3,871

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$(370)
Futures contracts	—	—	22,540
Options Written	—	—	2,939
Credit default swap contracts	272	—	—
Interest rate swap contracts	—	—	1,022
Foreign currency-related transactions	—	203	—

Total	$272	$203	$26,131

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$—	$—	$61
Futures contracts	—	—	(4,084)
Options Written	—	—	550
Credit default swap contracts	507	—	—
Interest rate swap contracts	—	—	(1,222)
Foreign currency-related transactions	—	428	—

Total	$507	$428	$(4,695)

*	Market value of purchased options.
**	Cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.
***	Net realized gain (loss) on purchase options as reported in the Schedule of Investments.
****	Net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

260	Russell Investment Grade Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Short Duration Bond Fund - Class A ‡
	Total Return
1 Year	2.27%
5 Years	3.76	%§
10 Years	3.83	%§

Russell Short Duration Bond Fund - Class C
	Total Return
1 Year	5.44%
5 Years	3.80	%§
10 Years	3.46	%§

Russell Short Duration Bond Fund - Class E
	Total Return
1 Year	6.27%
5 Years	4.57	%§
10 Years	4.23	%§

Russell Short Duration Bond Fund - Class S
	Total Return
1 Year	6.54%
5 Years	4.84	%§
10 Years	4.49	%§

Russell Short Duration Bond Fund - Class Y ‡‡
	Total Return
1 Year	6.58%
5 Years	4.89	%§
10 Years	4.51	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index **
	Total Return
1 Year	2.54%
5 Years	4.40	%§
10 Years	4.18	%§

262	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Short Duration Bond Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 6.23%, 5.44%, 6.27%, 6.54% and 6.58%, respectively. This is compared to the BofA Merrill Lynch 1-3 Year US Treasuries Index, which gained 2.54% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Short-Investment Grade Debt Funds Average gained 4.81%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Over most of the fiscal year ending October 31, 2010, fixed income markets continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Over the period, despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, and the Gulf Coast oil spill, corporate credit risk was once again rewarded and the Fund’s overweight position to investment-grade and non-investment grade corporate bonds added to relative performance. The Fund’s benchmark is an all Treasury benchmark. Therefore, all non-treasury holdings are considered out of index and an overweight position.

By late April and early May, investors saw the return of volatility. The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded everyone that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping 0.57% to 0.60%, and the ten-year Treasury yield dropping 1.06% to 2.93%, as investors ran to (and bid up the prices on) low risk debt backstopped by the U.S. government. Simultaneously, the Federal Reserve again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period. This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Federal Reserve believed deflation was a greater near-term risk than inflation. The Fund’s tactical duration and yield curve positioning had a modest positive contribution to performance because of market conditions.

The housing market, which had started the financial crisis in the summer of 2007, continued to have an impact throughout the fiscal year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year by news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork. This issue remained unresolved at the end of the fiscal year. However, over the fiscal year both residential and commercial mortgage-backed securities performed well, both in terms of total return as well as relative to equivalent-duration U.S. Treasuries. and the Fund’s exposure to both sectors contributed to positive performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers tend to invest in non-Treasury sectors and in types of securities that are not included in the benchmark, (e.g., investment grade corporate bonds, agency and non-agency mortgage-backed securities, and emerging market debt). Despite the return of risk aversion in the second calendar quarter of 2010, the Fund benefited from non-Treasury sectors, particularly mortgage-backed securities. The Fund also benefited when risk appetite returned to the market later in the fiscal year, and the Fund’s underweight to U.S. Treasuries and overweight to non-Treasury sectors resulted in the Fund generating returns in excess of the benchmark. While sector positions varied throughout the fiscal year, allocations to some of the best performing fixed income sectors were beneficial to Fund performance. Overweight exposures to finance-related investment-grade corporate bonds, commercial mortgage-backed securities and non-agency mortgage-backed securities generated positive relative performance for the fiscal year.

The Fund’s money managers have the discretion to rotate in and out of various sectors in order to place more emphasis on sectors or securities that they believe would provide the highest relative value versus other areas of the market. For example, Pacific Investment Management Company LLC (“PIMCO”) put significant emphasis on corporate credit risk in the financials area (including those rated investment-grade and below investment-grade). This contributed positively to relative

Russell Short Duration Bond Fund	263

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

performance. Residential mortgage-backed securities (particularly non-agency securities) were also a major contributor to PIMCO’s outperformance. Logan Circle Partners, L.P. outperformed the benchmark due to its overweight to and security selection in the residential mortgage-backed sector as well as the high-yield and investment-grade corporate credit sectors. Although different money managers placed emphasis on different areas of the market at different times, the Fund’s performance over the fiscal year on average benefited from sector rotation by the money managers.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Logan Circle Partners, L.P.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 2000 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

264	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,029.40	$1,020.47
Expenses Paid During Period*	$4.81	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,025.30	$1,016.69
Expenses Paid During Period*	$8.63	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,029.40	$1,020.52
Expenses Paid During Period*	$4.76	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Short Duration Bond Fund	265

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,030.70	$1,021.78
Expenses Paid During Period*	$3.48	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.20	$1,022.23
Expenses Paid During Period*	$3.02	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.59% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

266	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 87.7%
Asset-Backed Securities - 6.3%
Ally Master Owner Trust Series 2010-1 Class A 2.006% due 01/15/15 (Ê)(Þ)	1,680	1,713
American Express Credit Account Master Trust Series 2005-4 Class A 0.326% due 01/15/15 (Ê)	1,388	1,386
AmeriCredit Automobile Receivables Trust Series 2009-1 Class A2 2.260% due 05/15/12	294	295
Series 2010-3 Class A2 0.770% due 12/09/13	1,980	1,981
Ameriquest Mortgage Securities, Inc. Series 2005-R10 Class A2B 0.476% due 12/25/35 (Ê)	528	502
Asset Backed Securities Corp. Home Equity Series 2002-HE1 Class M1 1.906% due 03/15/32 (Ê)	487	386
Series 2004-HE6 Class A1 0.531% due 09/25/34 (Ê)	160	139
Atlantic City Electric Transition Funding LLC Series 2003-1 Class A2 4.460% due 10/20/16	1,148	1,236
BA Credit Card Trust Series 2007-C1 Class C1 0.546% due 06/15/14 (Ê)	1,200	1,180
Bear Stearns Asset Backed Securities Trust Series 2007-HE7 Class 1A1 1.256% due 10/25/37 (Ê)	478	384
BMW Vehicle Lease Trust Series 2010-1 Class A3 0.820% due 04/15/13	1,525	1,528
Capital Auto Receivables Asset Trust Series 2008-2 Class A3A 4.680% due 10/15/12	304	310
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A 0.336% due 09/15/15 (Ê)	1,365	1,353
Series 2005-B1 Class B1 4.900% due 12/15/17	820	909
Series 2006-B1 Class B1 0.536% due 01/15/19 (Ê)	825	780
Series 2006-C3 Class C3 0.576% due 07/15/14 (Ê)	350	346
Series 2008-A5 Class A5 4.850% due 02/18/14	1,640	1,673
Carrington Mortgage Loan Trust Series 2006-NC5 Class A1 0.306% due 01/25/37 (Ê)	562	537
Centex Home Equity Series 2003-C Class AF4 4.960% due 04/25/32	104	110

	Principal Amount ($) or Shares	Market Value $
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2001-4 Class 1A6 6.241% due 01/25/13	9	9
Chase Issuance Trust Series 2005-C2 Class C2 0.696% due 01/15/15 (Ê)	1,585	1,571
Series 2007-A9 Class A9 0.286% due 06/16/14 (Ê)	3,700	3,690
Series 2009-A2 Class A2 1.806% due 04/15/14 (Ê)	800	815
CIT Marine Trust Series 1999-A Class A4 6.250% due 11/15/19	125	120
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.736% due 12/25/31 (Ê)	68	34
Series 2005-1 Class AF4 5.147% due 07/25/35	480	484
Series 2005-4 Class AF3 4.456% due 10/25/35	60	60
Series 2005-17 Class 4A2A 0.516% due 05/25/36 (Ê)	613	516
Series 2006-3 Class 2A2 0.436% due 06/25/36 (Ê)	321	279
Series 2006-9 Class 1AF3 5.859% due 10/25/46	260	151
Series 2006-15 Class A3 5.689% due 10/25/46	75	57
Series 2006-S6 Class A2 5.519% due 03/25/34	250	208
Series 2007-4 Class A2 5.530% due 09/25/37	360	329
Daimler Chrysler Auto Trust Series 2006-C Class A4 4.980% due 11/08/11	199	199
Series 2008-A Class A3A 3.700% due 06/08/12	150	151
Discover Card Master Trust Series 2008-A3 Class A3 5.100% due 10/15/13	4,290	4,383
Series 2009-A2 Class A 1.556% due 02/17/15 (Ê)	395	401
Discover Card Master Trust I Series 1996-4 Class B 0.806% due 10/16/13 (Ê)	1,280	1,278
Series 2005-4 Class A2 0.346% due 06/16/15 (Ê)	405	402
Series 2007-3 Class B2 0.436% due 10/16/14 (Ê)	1,000	991
Dunkin Securitization Series 2006-1 Class A2 5.779% due 06/20/31 (Þ)	1,275	1,293
Equity One ABS, Inc. Series 2003-4 Class M1 5.369% due 10/25/34	521	334

Russell Short Duration Bond Fund	267

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

E-Trade RV and Marine Trust Series 2004-1 Class A3 3.620% due 10/08/18	164	164
FDIC Trust Series 2010-R1 Class A 2.184% due 05/25/50 (Þ)	674	678
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-50 Class A6 3.614% due 09/27/12	83	84
Ford Credit Auto Owner Trust Series 2009-D Class A2 1.210% due 01/15/12	98	98
Ford Credit Floorplan Master Owner Trust Series 2010-1 Class A 1.906% due 12/15/14 (Ê)(Þ)	915	933
Series 2010-5 Class A1 1.500% due 09/15/15	860	863
Fremont Home Loan Trust Series 2006-E Class 2A1 0.316% due 01/25/37 (Ê)	82	74
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	240	242
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.296% due 08/25/36 (Ê)	12	5
GSAMP Trust Series 2007-FM1 Class A2A 0.326% due 12/25/36 (Ê)	168	112
Harley-Davidson Motorcycle Trust Series 2007-3 Class A4 5.520% due 11/15/13	1,677	1,732
Series 2009-2 Class A3 2.620% due 03/15/14	3,140	3,187
Honda Auto Receivables Owner Trust Series 2009-2 Class A3 2.790% due 01/15/13	925	938
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.546% due 01/20/34 (Ê)	221	200
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.536% due 10/25/34 (Ê)	20	17
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.238% due 04/25/38 (Ê)	1,466	1,473
Mastr Asset Backed Securities Trust Series 2006-HE5 Class A1 0.316% due 11/25/36 (Ê)	13	13
Nissan Auto Receivables Owner Trust Series 2009-A Class A3 3.200% due 02/15/13	529	538
Series 2010-A Class A3 0.870% due 07/15/14	1,980	1,987
Nissan Master Owner Trust Receivables Series 2010-AA Class A 1.406% due 01/15/15 (Ê)(Þ)	930	941

	Principal Amount ($) or Shares	Market Value $
Providian Master Note Trust Series 2006-C1A Class C1 0.806% due 03/15/15 (Ê)(Þ)	1,655	1,651
Railcar Leasing LLC Series 1997-1 Class A2 7.125% due 01/15/13 (Þ)	391	391
Renaissance Home Equity Loan Trust Series 2005-4 Class A3 5.565% due 02/25/36	139	133
Series 2006-3 Class AF2 5.580% due 11/25/36	204	166
Series 2006-4 Class AF2 5.285% due 01/25/37	585	480
Series 2007-2 Class AF2 5.675% due 06/25/37	355	189
SBI Heloc Trust Series 2006-1A Class 1A2A 0.426% due 08/25/36 (Ê)(Þ)	8	8
SLM Student Loan Trust Series 2006-9 Class A2 0.288% due 04/25/17 (Ê)	22	22
Series 2008-2 Class A1 0.588% due 01/25/15 (Ê)	39	39
Series 2008-7 Class A2 0.788% due 10/25/17 (Ê)	2,600	2,606
Small Business Administration Participation Certificates Series 2009-20D Class 1 4.310% due 04/01/29	542	588
South Carolina Student Loan Corp. Series 2008-1 Class A4 1.297% due 09/03/24 (Ê)	400	396
South Carolina Student Loan Corp. Revenue Bonds Series 2008-1 Class A2 0.847% due 03/01/18 (Ê)	588	578
Series 2008-1 Class A3 1.047% due 03/02/20 (Ê)	700	694
Structured Asset Securities Corp. Series 2001-SB1 Class A2 3.375% due 08/25/31	47	43
USAA Auto Owner Trust Series 2008-2 Class A3 4.640% due 10/15/12	127	129
Volkswagen Auto Lease Trust Series 2010-A Class A4 1.180% due 11/20/15	735	735
World Omni Auto Receivables Trust Series 2009-A Class A3 3.330% due 05/15/13	585	594

		58,224

Corporate Bonds and Notes - 14.0%
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	221
Alltel Corp. 7.000% due 07/01/12	1,280	1,402

268	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ally Financial, Inc. 6.000% due 12/15/11	100	102
2.200% due 12/19/12	200	207
7.500% due 12/31/13	4,400	4,708
Series* 6.875% due 08/28/12	300	315
Altria Group, Inc. 4.125% due 09/11/15	1,400	1,512
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	327
American Express Credit Corp. 2.750% due 09/15/15	505	509
Series C 7.300% due 08/20/13	1,535	1,756
American Express Travel Related Services Co., Inc. 5.250% due 11/21/11 (Þ)	2,020	2,097
American International Group, Inc. 4.950% due 03/20/12	100	104
4.250% due 05/15/13	500	523
8.250% due 08/15/18	100	119
Anheuser-Busch InBev Worldwide, Inc. 7.200% due 01/15/14 (Þ)	930	1,090
AT&T, Inc. 4.950% due 01/15/13	1,500	1,629
2.500% due 08/15/15	1,000	1,029
Bank of America Corp. 4.500% due 04/01/15	955	994
3.700% due 09/01/15	495	499
Bank One Corp. 5.900% due 11/15/11	1,360	1,428
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	915	1,001
Berkshire Hathaway Finance Corp. Series WI 4.000% due 04/15/12	440	462
Best Buy Co., Inc. 6.750% due 07/15/13	205	230
Boston Scientific Corp. 4.500% due 01/15/15	860	903
6.400% due 06/15/16	390	428
Case New Holland, Inc. 7.750% due 09/01/13	450	492
CEDC Finance Corp. International, Inc. 9.125% due 12/01/16 (Þ)	300	324
Celgene Corp. 2.450% due 10/15/15	725	729
CenterPoint Energy Houston Electric LLC Series U 7.000% due 03/01/14	325	383
CIT Group, Inc. 7.000% due 05/01/13	58	59
7.000% due 05/01/14	87	88
7.000% due 05/01/15	387	387
7.000% due 05/01/17	204	202
Series 7.000% due 05/01/16	145	145

	Principal Amount ($) or Shares	Market Value $
Citibank NA 1.750% due 12/28/12	600	616
Citigroup Funding, Inc. 1.875% due 10/22/12	200	205
Citigroup, Inc. 5.625% due 08/27/12	1,585	1,677
5.500% due 04/11/13	700	758
6.000% due 12/13/13	240	265
Commonwealth Edison Co. Series 98 6.150% due 03/15/12	250	268
COX Communications, Inc. 7.125% due 10/01/12	2,250	2,493
Daimler Finance NA LLC 7.300% due 01/15/12	2,000	2,141
Devon Energy Corp. 5.625% due 01/15/14	615	694
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.750% due 10/01/14	845	928
Discover Financial Services 10.250% due 07/15/19	430	550
Dominion Resources, Inc. Series B 6.250% due 06/30/12	350	381
Dow Chemical Co. (The) 4.850% due 08/15/12	4,180	4,442
Dr Pepper Snapple Group, Inc. 6.120% due 05/01/13	500	560
Duke Energy Carolinas LLC 4.300% due 06/15/20	710	772
E*Trade Financial Corp. 12.500% due 11/30/17	128	148
El Paso Corp. 8.250% due 02/15/16	340	386
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	475	518
Enterprise Products Operating LLC 4.600% due 08/01/12	1,000	1,052
5.900% due 04/15/13	175	193
Express Scripts, Inc. 6.250% due 06/15/14	755	870
FirstEnergy Solutions Corp. 4.800% due 02/15/15	655	707
Florida Gas Transmission Co. LLC 4.000% due 07/15/15 (Þ)	500	530
Ford Motor Credit Co. LLC 3.039% due 01/13/12 (Ê)	300	303
7.500% due 08/01/12	2,525	2,711
Fortune Brands, Inc. 3.000% due 06/01/12	745	758
General Electric Capital Corp. 2.125% due 12/21/12	500	517
1.875% due 09/16/13	2,490	2,520
Series GMTN 2.000% due 09/28/12	500	515
2.625% due 12/28/12	200	209

Russell Short Duration Bond Fund	269

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

General Mills, Inc. 5.650% due 09/10/12	291	317
Goldman Sachs Group, Inc. (The) 5.450% due 11/01/12	610	659
3.700% due 08/01/15	1,730	1,792
Hewlett-Packard Co. 4.250% due 02/24/12	330	345
IBM International Group Capital LLC 5.050% due 10/22/12	335	364
International Lease Finance Corp. 5.400% due 02/15/12	200	203
5.000% due 09/15/12	2,300	2,323
6.375% due 03/25/13	1,900	1,957
6.500% due 09/01/14 (Þ)	4,385	4,736
Jabil Circuit, Inc. 7.750% due 07/15/16	460	530
John Deere Capital Corp. 4.900% due 09/09/13	650	720
JPMorgan Chase & Co. 0.958% due 02/26/13 (Ê)	1,030	1,034
3.400% due 06/24/15	780	815
Series 1 7.900% due 04/29/49 (ƒ)	275	293
JPMorgan Chase Bank NA 0.623% due 06/13/16 (Ê)	1,400	1,317
Kraft Foods, Inc. 2.625% due 05/08/13	3,280	3,408
5.375% due 02/10/20	845	947
Kroger Co. (The) 3.900% due 10/01/15	695	758
Marathon Oil Corp. 6.500% due 02/15/14	150	173
MeadWestvaco Corp. 6.850% due 04/01/12	700	746
Medco Health Solutions, Inc. 6.125% due 03/15/13	485	536
7.250% due 08/15/13	770	890
Medtronic, Inc. 4.500% due 03/15/14	230	255
3.000% due 03/15/15	1,230	1,307
MetLife, Inc. 2.375% due 02/06/14	1,925	1,962
Metropolitan Life Global Funding I 5.125% due 04/10/13 (Þ)	100	109
Microsoft Corp. 4.200% due 06/01/19	1,000	1,101
Morgan Stanley 3.450% due 11/02/15	1,300	1,307
6.625% due 04/01/18	515	578
Series GMTN 2.876% due 05/14/13 (Ê)	200	205
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/01/13	870	872
1.900% due 11/01/15	870	871
Navistar International Corp. 8.250% due 11/01/21	420	460

	Principal Amount ($) or Shares	Market Value $
NB Capital Trust IV 8.250% due 04/15/27	360	367
NBC Universal, Inc. 3.650% due 04/30/15 (Þ)	845	895
New Cingular Wireless Services, Inc. 8.125% due 05/01/12	1,200	1,330
ONEOK Partners, LP 5.900% due 04/01/12	800	853
Oracle Corp. 3.875% due 07/15/20 (Þ)	455	474
PACCAR, Inc. 6.875% due 02/15/14	700	820
Pacific Gas & Electric Co. 6.250% due 12/01/13	480	548
Pacific Life Global Funding 5.150% due 04/15/13 (Þ)	900	973
Pfizer, Inc. 4.450% due 03/15/12	490	516
Philip Morris International, Inc. 4.875% due 05/16/13	3,250	3,572
6.875% due 03/17/14	380	449
Pricoa Global Funding I 0.388% due 01/30/12 (Ê)(Þ)	200	198
0.489% due 09/27/13 (Ê)(Þ)	200	197
Principal Life Income Funding Trusts 5.300% due 04/24/13	200	220
Prudential Financial, Inc. 6.200% due 01/15/15	310	352
Quebecor World Capital Corp. 6.125% due 11/15/13	70	—
4.875% due 11/15/49	205	—
Rainbow National Services LLC 8.750% due 09/01/12 (Þ)	400	403
Regions Financial Corp. 0.459% due 06/26/12 (Ê)	1,100	1,053
7.750% due 11/10/14	100	109
Roche Holdings, Inc. 6.000% due 03/01/19 (Þ)	1,000	1,206
Rockies Express Pipeline LLC 3.900% due 04/15/15 (Þ)	670	682
SLM Student Loan 0.964% due 10/25/23	1,800	2,353
Southern Copper Corp. 6.375% due 07/27/15	300	340
Staples, Inc. 9.750% due 01/15/14	510	632
SunTrust Banks, Inc. 5.250% due 11/05/12	2,150	2,272
Symantec Corp. 2.750% due 09/15/15	710	721
TD Ameritrade Holding Corp. 4.150% due 12/01/14	1,310	1,397
Textron, Inc. 6.200% due 03/15/15	595	664
Time Warner Cable, Inc. 8.250% due 02/14/14	935	1,116
Time Warner, Inc. 3.150% due 07/15/15	1,105	1,157

270	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Toyota Motor Credit Corp. 3.200% due 06/17/15	425	455
Union Pacific Corp. 6.500% due 04/15/12	345	371
Verizon Communications, Inc. 4.350% due 02/15/13	1,955	2,109
Wachovia Capital Trust III 5.800% due 03/29/49 (ƒ)	575	506
Wachovia Corp. 5.500% due 05/01/13	1,100	1,210
Wal-Mart Stores, Inc. 4.250% due 04/15/13	300	326
Walt Disney Co. (The) 4.500% due 12/15/13	385	428
WellPoint Health Networks, Inc. 6.375% due 01/15/12	471	499
Wells Fargo & Co. 4.375% due 01/31/13	725	775
7.980% due 03/29/49 (ƒ)	4,600	4,830
Williams Partners, LP 3.800% due 02/15/15	530	561
Williams Partners, LP / Williams Partners Finance Corp. 7.250% due 02/01/17	835	996
WM Wrigley Jr Co. 2.450% due 06/28/12 (Þ)	890	899
3.050% due 06/28/13 (Þ)	400	412
XTO Energy, Inc. 4.625% due 06/15/13	655	720
Yum! Brands, Inc. 4.250% due 09/15/15	595	651

		130,598

International Debt - 9.1%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 7.700% due 08/07/13 (Þ)	1,100	1,228
America Movil SAB de CV 5.000% due 03/30/20	1,000	1,093
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	200	224
Banco do Brasil SA/Cayman 4.500% due 01/22/15 (Þ)	300	317
Banco Mercantil del Norte SA 4.375% due 07/19/15 (Þ)	500	506
Banco Santander Chile 1.539% due 04/20/12 (Ê)(Þ)	700	700
2.875% due 11/13/12 (Þ)	1,200	1,208
3.750% due 09/22/15 (Å)	1,000	1,019
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,500	1,499
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3.850% due 01/22/15 (Þ)	600	646
BHP Billiton Finance USA, Ltd. 5.500% due 04/01/14	200	226
BP Capital Markets PLC 2.750% due 02/27/12	300	304
3.125% due 03/10/12	1,000	1,024

	Principal Amount ($) or Shares	Market Value $
BPCE SA 2.375% due 10/04/13 (Å)	100	101
Brazilian Government International Bond 7.875% due 03/07/15	600	745
Caisse Centrale Desjardins du Quebec 1.700% due 09/16/13 (Þ)	1,080	1,095
2.650% due 09/16/15 (Þ)	445	452
Cenovus Energy, Inc. Series WI 4.500% due 09/15/14	335	370
Centrais Eletricas Brasileiras SA 6.875% due 07/30/19 (Þ)	200	238
Commonwealth Bank of Australia 0.709% due 07/12/13 (Ê)(Þ)	4,600	4,624
Corp. Andina de Fomento 3.750% due 01/15/16	1,185	1,204
8.125% due 06/04/19	210	261
DanFin Funding, Ltd. 0.989% due 07/16/13 (Ê)(Þ)	3,000	2,997
Danske Bank A/S 2.500% due 05/10/12 (Þ)	200	205
Deutsche Telekom International Finance BV 5.250% due 07/22/13	2,000	2,204
4.875% due 07/08/14	905	1,004
Dexia Credit Local NY 0.693% due 03/05/13 (Ê)(Þ)	2,800	2,790
Dexia Credit Local SA 0.768% due 04/29/14 (Ê)(Þ)	1,400	1,394
Digicel Group, Ltd. 9.125% due 01/15/15 (Þ)	675	686
FIH Erhvervsbank A/S 0.663% due 06/13/13 (Ê)(Þ)	4,900	4,894
Gazprom Via Gaz Capital SA 7.510% due 07/31/13 (Þ)	600	658
Husky Energy, Inc. 5.900% due 06/15/14	785	878
Hutchison Whampoa International 09/19, Ltd. 5.750% due 09/11/19 (Þ)	685	758
ING Bank NV 2.625% due 02/09/12 (Þ)	3,400	3,470
1.089% due 03/30/12 (Ê)(Þ)	300	299
3.900% due 03/19/14 (Þ)	300	328
Inter-American Development Bank 6.500% due 08/20/19	720	735
Intesa Sanpaolo SpA NY Series YCD 2.375% due 12/21/12	2,100	2,104
Korea Development Bank 8.000% due 01/23/14	600	706
3.250% due 03/09/16	1,800	1,810
Korea Finance Corp. 3.250% due 09/20/16	1,125	1,122
Korea Housing Finance Corp. 4.125% due 12/15/15 (Þ)	700	738

Russell Short Duration Bond Fund	271

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Landmark CDO, Ltd. Series 2003-3A Class A1LA 0.759% due 01/15/16 (Ê)(Þ)	693	663
Lehman Brothers Holdings, Inc. Zero coupon due 12/31/49	950	291
Long Grove CLO, Ltd. Series 2004-1A Class A 0.698% due 05/25/16 (Å)(Ê)	4,699	4,535
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	535	412
PE Paper Escrow GmbH 12.000% due 08/01/14 (Þ)	400	464
Petroleos Mexicanos 5.500% due 01/21/21	1,155	1,256
Qatari Diar Finance QSC 3.500% due 07/21/15 (Þ)	1,400	1,428
Qtel International Finance, Ltd. 3.375% due 10/14/16 (Þ)	800	797
5.000% due 10/19/25 (Þ)	700	676
Rio Tinto Finance USA, Ltd. 5.875% due 07/15/13	1,225	1,386
SABMiller PLC 5.500% due 08/15/13 (Þ)	445	490
6.500% due 07/01/16 (Þ)	240	290
Santander US Debt SA Unipersonal 1.089% due 03/30/12 (Ê)(Þ)	1,800	1,776
Shell International Finance BV 4.000% due 03/21/14	820	893
3.100% due 06/28/15	1,700	1,803
SLM Corp. 4.875% due 12/17/12	500	749
Societe Financement de l’Economie Francaise 3.375% due 05/05/14 (Þ)	1,300	1,405
Swedish Housing Finance Corp. 3.125% due 03/23/12 (Þ)	1,500	1,553
Telefonica Emisiones SAU 2.582% due 04/26/13	595	610
6.421% due 06/20/16	525	625
Telefonos de Mexico SAB de CV 5.500% due 01/27/15	1,045	1,170
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC 3.000% due 06/15/15	190	199
Total Capital SA 3.000% due 06/24/15	360	379
Transocean, Inc. Series A 1.625% due 12/15/37	1,800	1,793
Series B 1.500% due 12/15/37	2,200	2,156
Tyco Electronics Group SA 6.000% due 10/01/12	760	823
Tyco International Finance SA 4.125% due 10/15/14	680	742
UBS AG 1.439% due 02/23/12 (Ê)	700	705

	Principal Amount ($) or Shares	Market Value $
UBS AG/Stamford CT Series BKNT 2.250% due 08/12/13	815	833
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	635	699
Waha Aerospace BV 3.925% due 07/28/20 (Þ)	1,800	1,838
Westpac Banking Corp. 2.250% due 11/19/12	2,000	2,047
XL Group PLC 5.250% due 09/15/14	515	552

		84,902

Loan Agreements - 0.1%
Energy Future Holdings Corp. Series BL 3.756% due 10/10/14	152	118
4.066% due 10/10/14	178	138
Energy Future Holdings Corp. Term Loan B2 Series BL 3.789% due 10/10/14	1	1
Newsday Corp. Term Loan Series BL 10.500% due 07/09/13	275	294
Supermedia, Inc. Term Loan Series BL 11.000% due 12/31/15	87	65

		616

Mortgage-Backed Securities - 41.5%
American General Mortgage Loan Trust Series 2010-1A Class A1 5.150% due 03/25/58 (Þ)	407	428
American Home Mortgage Investment Trust Series 2004-3 Class 5A 2.358% due 10/25/34 (Ê)	791	694
Series 2004-4 Class 4A 2.503% due 02/25/45 (Ê)	268	234
Asset Securitization Corp. Series 1997-D5 Class A3 6.865% due 02/14/43	145	157
Banc of America Alternative Loan Trust Series 2005-3 Class 2A1 5.500% due 04/25/20	149	141
Series 2005-9 Class 5A1 5.500% due 10/25/20	55	52
Banc of America Commercial Mortgage, Inc. Series 2000-2 Class C 7.438% due 09/15/32	177	177
Series 2002-PB2 Class C 6.349% due 06/11/35	155	161
Series 2003-1 Class D 4.903% due 09/11/36 (Þ)	375	379
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	471	519

272	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	643	706
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	951	1,066
Series 2004-4 Class A3 4.128% due 07/10/42	8	8
Series 2005-1 Class A4 5.063% due 11/10/42	850	898
Series 2006-2 Class A4 5.740% due 05/10/45	60	67
Series 2007-2 Class AAB 5.639% due 04/10/49	240	259
Series 2008-1 Class ASB 6.173% due 02/10/51	55	61
Banc of America Funding Corp. Series 2005-D Class A1 2.886% due 05/25/35 (Ê)	4,392	4,282
Series 2006-2 Class 2A18 5.750% due 03/25/36	1,670	1,691
Series 2006-A Class 1A1 3.182% due 02/20/36 (Ê)	232	218
Series 2006-F Class 1A2 5.068% due 07/20/36 (Ê)	85	36
Series 2006-I Class 5A1 6.078% due 10/20/46 (Ê)	574	522
Banc of America Mortgage Securities, Inc. Series 2004-2 Class 5A1 6.500% due 10/25/31	72	73
Series 2004-I Class 2A2 3.235% due 10/25/34 (Ê)	447	424
Series 2004-L Class 1A1 3.735% due 01/25/35 (Ê)	39	34
Series 2004-L Class 2A1 3.306% due 01/25/35 (Ê)	1,350	1,153
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-1 Class 5A1 5.475% due 04/25/33	195	194
Series 2003-8 Class 2A1 3.533% due 01/25/34 (Ê)	145	145
Series 2005-6 Class 1A1 2.978% due 08/25/35	185	135
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.879% due 05/25/35	634	493
Series 2005-7 Class 22A1 2.990% due 09/25/35	40	31
Series 2006-3 Class 33A1 5.866% due 05/25/36 (Ê)	582	333
Bear Stearns Asset Backed Securities Trust Series 2003-AC3 Class A1 4.000% due 07/25/33	204	192
Bear Stearns Commercial Mortgage Securities Series 2000-WF1 Class E 7.965% due 02/15/32	111	111
Series 2000-WF2 Class C 7.590% due 10/15/32	118	118

	Principal Amount ($) or Shares	Market Value $
Series 2001-TOP2 Class A2 6.480% due 02/15/35	295	298
Series 2001-TOP4 Class A3 5.610% due 11/15/33	50	51
Series 2004-PWR5 Class A2 4.254% due 07/11/42	180	181
Series 2004-PWR5 Class A3 4.565% due 07/11/42	565	572
Series 2007-T26 Class A4 5.471% due 01/12/45	100	110
Bear Stearns Mortgage Funding Trust Series 2007-AR1 Class 2A1 0.326% due 02/25/37 (Ê)	31	31
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 4.017% due 01/26/36	195	135
Series 2007-R6 Class 2A1 5.398% due 12/26/46	135	96
Chase Mortgage Finance Corp. Series 2007-A1 Class 8A1 3.323% due 02/25/37	405	410
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	50	54
Commercial Mortgage Acceptance Corp. Series 1998-C2 Class E 7.275% due 09/15/30	259	259
Commercial Mortgage Asset Trust Series 1999-C1 Class A3 6.640% due 01/17/32	70	70
Series 1999-C2 Class E 7.640% due 11/17/32	50	51
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	610	640
Series 2006-C8 Class A4 5.306% due 12/10/46	400	420
Community Program Loan Trust Series 1987-A Class A4 4.500% due 10/01/18	464	467
Countrywide Alternative Loan Trust Series 2003-J2 Class A1 6.000% due 10/25/33	143	142
Series 2005-48T1 Class A6 5.500% due 11/25/35	2,692	2,015
Series 2006-36T2 Class 1A9 1.156% due 12/25/36 (Ê)	768	417
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-12 Class 1M 2.984% due 08/25/34	2,211	145
Series 2004-22 Class A3 3.169% due 11/25/34	184	160
Series 2004-HYB9 Class 1A1 3.157% due 02/20/35	324	284
Series 2005-HYB9 Class 5A1 5.250% due 02/20/36 (Ê)	692	450

Russell Short Duration Bond Fund	273

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-1 Class A2 6.000% due 03/25/36	895	792
Series 2006-HYB3 Class 3A1A 5.906% due 05/20/36	514	376
Series 2006-HYB4 Class 1A2 3.072% due 06/20/36	44	2
Series 2006-R2 Class AF1 0.676% due 07/25/36 (Ê)(Þ)	397	323
Series 2007-1 Class A1 6.000% due 03/25/37	3,368	3,007
Series 2007-2 Class A2 6.000% due 03/25/37	5,400	4,683
Series 2007-9 Class A11 5.750% due 07/25/37	1,300	1,084
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class D 7.170% due 05/17/40	4	5
Series 2001-CF2 Class A4 6.505% due 02/15/34	253	253
Series 2001-CF2 Class B 6.718% due 02/15/34	490	493
Series 2001-CK1 Class A3 6.380% due 12/18/35	13	13
Series 2001-CK1 Class C 6.730% due 12/18/35	775	777
Series 2001-SPGA Class A2 6.515% due 08/13/18 (Þ)	20	21
Series 2002-CKN2 Class C1 6.376% due 04/15/37	1,130	1,153
Series 2002-CKP1 Class A3 6.439% due 12/15/35	559	587
Series 2002-CKS4 Class B 5.333% due 11/15/36	765	797
Series 2003-C3 Class D 4.131% due 05/15/38	40	39
Series 2005-C2 Class A3 4.691% due 04/15/37	310	314
Series 2005-C3 Class A2 4.512% due 07/15/37	95	95
Series 2005-C4 Class A2 5.017% due 08/15/38	2	2
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3 5.658% due 03/15/39	100	108
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2003-4XS Class A6A 4.820% due 10/25/33	499	472
DLJ Commercial Mortgage Corp. Series 1998-CG1 Class B1 6.910% due 06/10/31	7	7
Fannie Mae 5.000% due 2013	145	154
6.000% due 2013	66	72
6.000% due 2014	79	85
6.000% due 2014	133	144
5.500% due 2016	375	407

	Principal Amount ($) or Shares	Market Value $
5.500% due 2017	622	677
6.000% due 2017	80	88
7.000% due 2017	74	81
4.000% due 2018	1,929	2,045
7.000% due 2022	1,355	1,460
5.500% due 2025	7,783	8,453
2.643% due 2033 (Ê)	52	54
5.000% due 2035	498	532
6.000% due 2036	3,000	3,268
5.500% due 2037	1,063	1,074
5.500% due 2038	1,837	1,974
4.500% due 2038	324	340
5.500% due 2038	2,602	2,795
6.000% due 2038	1,746	1,908
6.000% due 2039	208	228
4.500% due 2039	2,028	2,131
4.500% due 2040	33,673	35,380
1.620% due 2041 (Ê)	468	473
1.570% due 2042 (Ê)	164	165
2.915% due 2035 (Ê)	167	175
4.018% due 2035 (Ê)	10,822	11,380
4.633% due 2035 (Ê)	1,983	2,078
15 Year TBA(Ï) 4.500%	2,440	2,580
30 Year TBA(Ï) 4.000%	6,000	6,186
4.500%	112,000	117,565
5.000%	3,000	3,188
5.500%	5,815	6,243
6.000%	—	—
6.500%	8,000	8,828
Fannie Mae Grantor Trust Series 2001-T3 Class A1 7.500% due 11/25/40	357	404
Series 2001-T4 Class A1 7.500% due 07/25/41	57	67
Series 2001-T10 Class A1 7.000% due 12/25/41	85	100
Series 2001-T10 Class A2 7.500% due 12/25/41	47	53
Series 2002-T19 Class A1 6.500% due 07/25/42	634	724
Fannie Mae REMICS Series 2003-16 Class BH 5.000% due 03/25/17	477	486
Series 2003-63 Class GU 4.000% due 07/25/33	44	45
Series 2003-75 Class NB 3.250% due 08/25/18	85	86
Series 2004-70 Class EB 5.000% due 10/25/24	335	368
Series 2007-30 Class AF 0.566% due 04/25/37 (Ê)	383	382
Series 2007-39 Class EF 0.506% due 05/25/37 (Ê)	201	198
Series 2007-63 Class FC 0.606% due 07/25/37 (Ê)	1,775	1,776
Series 2007-73 Class A1 0.316% due 07/25/37 (Ê)	189	189

274	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2009-69 Class MB 4.000% due 09/25/29	265	280
Series 2009-96 Class DB 4.000% due 11/25/29	265	281
Series 2010-15 Class FD 0.996% due 03/25/40 (Ê)	2,965	2,986
Fannie Mae Whole Loan Series 2002-W3 Class A4 6.500% due 11/25/41	454	519
Series 2003-W2 Class 1A1 6.500% due 07/25/42	248	282
FDIC Structured Sale Guaranteed Notes Series 2010-L2A Class A 3.000% due 09/30/19 (Þ)	1,856	1,927
Series 2010-S1 Class 1A 0.805% due 02/25/48 (Ê)(Þ)	835	836
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2009-K003 Class A3 4.324% due 12/25/15	175	193
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-51 Class 1A 6.500% due 09/25/43	211	241
Series 2003-54 Class 2A 6.500% due 02/25/43	179	204
Series 2005-63 Class 1A1 1.570% due 02/25/45 (Ê)	463	467
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	314	334
First Union National Bank Commercial Mortgage Series 2001-C2 Class A2 6.663% due 01/12/43	442	446
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class A2 6.136% due 03/15/33	357	357
Series 2001-C1 Class C 6.403% due 03/15/33	320	321
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class C 6.730% due 11/18/35	338	341
Series 1998-C2 Class D 6.778% due 11/18/35	1,175	1,244
Freddie Mac 6.000% due 2013	25	26
5.500% due 2014	9	10
6.000% due 2014	32	34
6.000% due 2016	158	172
6.000% due 2018	147	159
5.500% due 2029	424	457
6.000% due 2029	45	49

	Principal Amount ($) or Shares	Market Value $
6.000% due 2031	113	125
6.000% due 2033	239	266
5.500% due 2038	1,533	1,645
4.500% due 2039	381	400
5.500% due 2039	1,000	1,074
4.500% due 2040	2,979	3,121
2.809% due 2035 (Ê)	350	367
30 Year TBA(Ï) 4.500%	5,000	5,236
Freddie Mac Reference REMIC Series 2008-R015 Class AN 3.750% due 02/15/13	911	916
Freddie Mac REMICS Series 2003-2559 Class PB 5.500% due 08/15/30	3	3
Series 2003-2588 Class DG 5.000% due 03/15/32	494	515
Series 2003-2614 Class JA 3.760% due 03/15/29	382	386
Series 2003-2621 Class GE 4.500% due 04/15/17	88	90
Series 2003-2632 Class AB 4.500% due 06/15/18	970	1,076
Series 2003-2657 Class WT 4.500% due 08/15/18	810	888
Series 2003-2662 Class MA 4.500% due 10/15/31	67	70
Series 2004-2851 Class BA 4.500% due 02/15/20	121	121
Series 2006-3149 Class LF 0.556% due 05/15/36 (Ê)	409	409
Series 2007-3335 Class BF 0.406% due 07/15/19 (Ê)	197	196
Series 2007-3335 Class FT 0.406% due 08/15/19 (Ê)	488	486
Series 2008-3414 Class JB 4.500% due 02/15/23	360	399
Series 2009-3540 Class CD 2.000% due 06/15/14	1,807	1,822
Series 2010-3640 Class JA 1.500% due 03/15/15	2,342	2,351
Series 2010-3704 Class DC 4.000% due 11/15/36	542	599
GE Capital Commercial Mortgage Corp. Series 2000-1 Class A2 6.496% due 01/15/33	52	52
Series 2000-1 Class C 6.734% due 01/15/33	25	25
Series 2001-1 Class B 6.719% due 05/15/33	520	528
Series 2001-1 Class C 6.971% due 05/15/33	145	148
Series 2001-1 Class D 7.108% due 05/15/33	530	539
Series 2001-3 Class A1 5.560% due 06/10/38	211	212
Series 2002-1A Class A3 6.269% due 12/10/35	458	483

Russell Short Duration Bond Fund	275

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-C2 Class F 5.518% due 07/10/37 (Þ)	135	138
Series 2004-C2 Class A2 4.119% due 03/10/40	16	16
Series 2005-C1 Class A2 4.353% due 06/10/48	283	286
Series 2005-C3 Class A4 5.046% due 07/10/45	384	384
Ginnie Mae I 9.500% due 2017	—	—
6.500% due 2038	359	400
Ginnie Mae II 3.625% due 2027 (Ê)	40	41
3.000% due 2032 (Ê)	59	61
GMAC Commercial Mortgage Securities, Inc. Series 1999-C1 Class D 7.008% due 05/15/33	2	2
Series 2001-C1 Class A2 6.465% due 04/15/34	18	19
Series 2001-C1 Class B 6.670% due 04/15/34	725	735
Series 2004-C3 Class A4 4.547% due 12/10/41	2,855	2,916
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.979% due 05/25/35 (Ê)	77	71
Government National Mortgage Association Series 2006-67 Class A 3.947% due 11/16/30	723	752
Series 2007-4 Class A 4.206% due 06/16/29	803	836
Series 2010-14 Class A 4.500% due 06/16/39	569	603
Series 2010-79 Class FJ 0.406% due 04/20/37 (Ê)	2,862	2,861
Greenpoint Mortgage Funding Trust Series 2006-AR8 Class 1A1A 0.336% due 01/25/47 (Ê)	190	178
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.122% due 10/25/33 (Ê)	215	185
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4 5.444% due 03/10/39	100	107
GSMPS Mortgage Loan Trust Series 1998-1 Class A 8.000% due 09/19/27 (Þ)	73	75
Series 1998-2 Class A 7.750% due 05/19/27 (Þ)	363	360
Series 1998-3 Class A 7.750% due 09/19/27 (Þ)	18	18
Series 1999-3 Class A 8.000% due 08/19/29 (Þ)	28	27
Series 2005-RP1 Class 1A3 8.000% due 01/25/35 (Þ)	469	473

	Principal Amount ($) or Shares	Market Value $
Series 2005-RP1 Class 1A4 8.500% due 01/25/35 (Þ)	276	269
Series 2006-RP1 Class 1A2 7.500% due 01/25/36 (Þ)	283	264
Series 2006-RP1 Class 1A3 8.000% due 01/25/36 (Þ)	122	116
GSR Mortgage Loan Trust Series 2004-7 Class 1A1 2.574% due 06/25/34	293	273
Series 2005-AR6 Class 2A1 2.895% due 09/25/35 (Ê)	443	426
Series 2006-1F Class 5A2 6.000% due 02/25/36	35	10
Series 2006-2F Class 3A3 6.000% due 02/25/36	2,399	1,914
Series 2006-3F Class 2A3 5.750% due 03/25/36	980	869
Series 2006-8F Class 4A17 6.000% due 09/25/36	1,572	1,296
Series 2007-AR1 Class 1A1 3.097% due 03/25/37	4,073	2,596
Harborview Mortgage Loan Trust Series 2005-4 Class 3A1 2.956% due 07/19/35	165	135
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3 Class A2 6.044% due 11/15/35	102	102
Series 2001-CIB3 Class D 6.953% due 11/15/35 (Þ)	645	677
Series 2001-CIBC Class C 6.633% due 03/15/33	445	447
Series 2001-CIBC Class D 6.751% due 03/15/33	345	346
Series 2002-C2 Class A1 4.326% due 12/12/34	202	205
Series 2002-C2 Class B 5.211% due 12/12/34	15	16
Series 2002-CIB4 Class A2 5.822% due 05/12/34	505	516
Series 2003-C1 Class A2 4.985% due 01/12/37	360	383
Series 2003-C1 Class B 5.095% due 01/12/37	175	181
Series 2004-CBX Class A3 4.184% due 01/12/37	18	18
Series 2005-CB11 Class A2 5.016% due 08/12/37	79	79
Series 2006-CB15 Class A4 5.814% due 06/12/43	50	55
Series 2007-LD12 Class A4 5.882% due 02/15/51	100	107
Series 2009-IWST Class A1 4.314% due 12/05/27 (Þ)	626	679
Series 2010-C1 Class A1 3.853% due 06/15/43 (Þ)	1,098	1,152
Series 2010-CNTR Class A2 4.311% due 08/05/32 (Þ)	595	590

276	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JP Morgan Mortgage Trust Series 2005-A1 Class 6T1 5.017% due 02/25/35 (Ê)	34	35
Series 2005-A4 Class 1A1 5.385% due 07/25/35	247	247
Series 2006-A6 Class 1A2 5.808% due 10/25/36	65	60
LB Commercial Conduit Mortgage Trust Series 1998-C1 Class E 7.000% due 02/18/30	525	569
Series 1999-C1 Class D 7.020% due 06/15/31	841	840
LB-UBS Commercial Mortgage Trust Series 2000-C4 Class C 7.610% due 07/15/32	39	39
Series 2000-C4 Class D 7.700% due 07/15/32	160	160
Series 2000-C5 Class A2 6.510% due 12/15/26	19	19
Series 2001-C2 Class B 6.799% due 09/15/34	1,925	1,959
Series 2001-C3 Class B 6.512% due 06/15/36	225	232
Series 2003-C7 Class A4 4.931% due 09/15/35	790	846
Series 2004-C2 Class A3 3.973% due 03/15/29	300	307
Series 2004-C4 Class A2 4.567% due 06/15/29	27	28
Series 2004-C7 Class A5 4.628% due 10/15/29	232	244
Lehman Mortgage Trust Series 2005-2 Class 2A3 5.500% due 12/25/35	9	8
Series 2006-1 Class 3A3 5.500% due 02/25/36	177	164
Mastr Adjustable Rate Mortgages Trust Series 2005-1 Class B1 3.514% due 03/25/35	324	32
Series 2005-6 Class 7A1 5.356% due 06/25/35	62	55
Mastr Reperforming Loan Trust Series 2005-1 Class 1A3 7.000% due 08/25/34 (Þ)	221	225
Series 2005-1 Class 1A5 8.000% due 08/25/34 (Þ)	430	435
Series 2005-2 Class 1A4 8.000% due 05/25/35 (Þ)	456	431
Mastr Specialized Loan Trust Series 2005-2 Class A2 5.006% due 07/25/35 (Þ)	153	151
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.736% due 06/15/30 (Ê)	495	482
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.466% due 02/25/36 (Ê)	55	42

	Principal Amount ($) or Shares	Market Value $
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A2 4.960% due 07/12/38	273	280
Series 2006-C1 Class A1 5.528% due 05/12/39	86	86
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	200	206
MLCC Mortgage Investors, Inc. Series 2005-1 Class 2A1 2.382% due 04/25/35	281	272
Series 2005-1 Class 2A2 2.382% due 04/25/35	603	571
Series 2005-3 Class 5A 0.506% due 11/25/35 (Ê)	101	90
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	125	126
Series 2004-IQ8 Class A3 4.500% due 06/15/40	16	16
Series 2006-IQ12 Class A1 5.257% due 12/15/43	1	1
Morgan Stanley Dean Witter Capital I Series 2001-FRMA Class E 6.691% due 07/12/16 (Þ)	305	312
Series 2001-PGMA Class G 7.443% due 03/11/16 (Þ)	1,395	1,404
Series 2001-TOP1 Class B 6.810% due 02/15/33	510	513
Series 2001-TOP1 Class E 7.241% due 02/15/33 (Þ)	55	54
Series 2001-TOP3 Class C 6.790% due 07/15/33	745	800
Series 2002-TOP7 Class B 6.080% due 01/15/39	1,100	1,163
Series 2003-TOP9 Class A1 3.980% due 11/13/36	2	1
Morgan Stanley Mortgage Loan Trust Series 2006-2 Class 6A 6.500% due 02/25/36	462	373
NCUA Guaranteed Notes Series 2010-R1 Class 2A 1.840% due 10/07/20	3,585	3,594
Nomura Asset Acceptance Corp. Series 2005-WF1 Class 2A2 4.786% due 03/25/35	397	366
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.656% due 02/25/34 (Ê)	80	73
Series 2004-CL1 Class 2A2 0.656% due 02/25/19 (Ê)	11	10
RBSCF Trust Series 2010-MB1 Class A2 3.686% due 04/15/24 (Þ)	950	1,003
RBSSP Series 2010-10 Class 1A1 0.441% due 06/26/47 (Ê)(Þ)	2,940	2,323

Russell Short Duration Bond Fund	277

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Residential Accredit Loans, Inc. Series 2005-QS14 Class 2A1 6.000% due 09/25/35	316	249
Residential Asset Mortgage Products, Inc. Series 2004-SL4 Class A3 6.500% due 07/25/32	45	47
Residential Asset Securitization Trust Series 2005-A10 Class A3 5.500% due 09/25/35	950	777
Series 2006-A9CB Class A6 6.000% due 09/25/36	793	471
Residential Funding Mortgage Securities I Series 2006-S10 Class 1A7 6.000% due 10/25/36	700	604
Series 2006-SA3 Class 3A1 6.056% due 09/25/36	472	367
Salomon Brothers Mortgage Securities VII, Inc. Series 2000-C3 Class B 6.758% due 12/18/33	75	75
Series 2001-C1 Class E 6.310% due 12/18/35	130	130
Series 2001-C2 Class C 6.842% due 11/13/36	290	302
Series 2003-UP2 Class A1 4.000% due 12/25/18	281	287
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22 Class 4A2 5.295% due 12/25/35	16	2
Structured Asset Mortgage Investments, Inc. Series 2002-AR3 Class A1 0.916% due 09/19/32 (Ê)	23	20
Structured Asset Securities Corp. Series 2001-21A Class 1A1 2.336% due 01/25/32 (Ê)	14	12
Series 2003-34A Class 6A 3.740% due 11/25/33	475	443
Series 2005-6 Class B2 5.292% due 05/25/35	177	8
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.627% due 04/25/37 (Ê)	7,793	6,700
Thornburg Mortgage Securities Trust Series 2006-6 Class A1 0.366% due 11/25/46 (Ê)	318	310
Vornado DP LLC Series 2010-VNO Class A2FX 4.004% due 09/13/28 (Þ)	1,210	1,225
Wachovia Bank Commercial Mortgage Trust Series 2002-C2 Class A2 4.043% due 11/15/34	15	16
Series 2003-C4 Class D 5.040% due 04/15/35	505	523
Series 2003-C5 Class B 4.107% due 06/15/35	45	46

	Principal Amount ($) or Shares	Market Value $
Series 2004-C14 Class A2 4.368% due 08/15/41	664	692
Series 2005-C20 Class A4 5.243% due 07/15/42	23	23
Series 2005-C20 Class A5 5.087% due 07/15/42	35	36
Series 2007-C31 Class A4 5.509% due 04/15/47	100	103
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR6 Class A 1.753% due 06/25/42 (Ê)	66	54
Series 2002-AR9 Class 1A 1.753% due 08/25/42 (Ê)	185	162
Series 2003-AR7 Class A7 2.674% due 08/25/33 (Ê)	215	211
Series 2004-AR13 Class A2A 0.620% due 11/25/34 (Ê)	554	412
Series 2005-AR13 Class A1A1 0.546% due 10/25/45 (Ê)	140	114
Series 2006-AR8 Class 1A5 5.738% due 08/25/46	1,240	218
Series 2006-AR8 Class 2A3 6.031% due 08/25/36 (Ê)	25	5
Series 2006-AR11 Class 2A 3.213% due 09/25/46 (Ê)	475	341
Series 2007-HY3 Class 4A1 5.051% due 03/25/37	1,855	1,581
Wells Fargo Mortgage Backed Securities Trust Series 2004-BB Class A2 2.880% due 01/25/35 (Ê)	246	235
Series 2004-BB Class A4 2.880% due 01/25/35 (Ê)	794	787
Series 2004-CC Class A1 4.906% due 01/25/35 (Ê)	360	351
Series 2004-E Class A2 4.500% due 05/25/34 (Ê)	502	512
Series 2004-EE Class 3A1 2.998% due 12/25/34 (Ê)	229	227
Series 2004-I Class 1A1 3.039% due 07/25/34	267	268
Series 2005-9 Class 1A1 4.750% due 10/25/35	552	559
Series 2005-12 Class 1A7 5.500% due 11/25/35	139	96
Series 2005-17 Class 1A1 5.500% due 01/25/36	417	406
Series 2005-AR2 Class 2A1 2.858% due 03/25/35 (Ê)	412	379
Series 2005-AR2 Class 2A2 2.858% due 03/25/35 (Ê)	418	389
Series 2005-AR8 Class 2A1 2.921% due 06/25/35	100	98
Series 2005-AR16 Class 2A1 2.968% due 10/25/35	1,738	1,676
Series 2005-AR16 Class 6A3 2.890% due 10/25/35	4,874	4,480

278	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 2006-3 Class A1 5.500% due 03/25/36		1,070	1,009
Series 2006-4 Class 2A3 5.750% due 04/25/36		641	378
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)		3,300	3,032
Series 2006-AR2 Class 2A1 4.339% due 03/25/36		686	609
Series 2006-AR4 Class 1A1 5.799% due 04/25/36 (Ê)		261	240
Series 2006-AR4 Class 2A1 5.667% due 04/25/36 (Ê)		110	103
Series 2006-AR5 Class 2A1 5.451% due 04/25/36 (Ê)		654	549
Series 2006-AR10 Class 4A1 5.404% due 07/25/36 (Ê)		843	672
Series 2006-AR14 Class 2A4 5.871% due 10/25/36 (Ê)		67	7
Series 2006-AR17 Class A1 5.043% due 10/25/36 (Ê)		2,721	2,199
Series 2006-AR18 Class 2A2 5.494% due 11/25/36		455	128
Series 2007-AR8 Class A1 6.161% due 11/25/37		1,428	1,184

			387,223

Municipal Bonds - 0.2%
New Jersey Economic Development Authority Revenue Bonds 1.292% due 06/15/13 (Ê)		1,000	1,002
State of Illinois General Obligation Unlimited 2.766% due 01/01/12		1,000	1,008

			2,010

Non-US Bonds - 2.6%
Banco Santander Chile 6.500% due 09/22/20	CLP	50,850	103
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	1,892	1,094
10.000% due 01/01/17	BRL	900	502
Canada Housing Trust No. 1 2.450% due 12/15/15	CAD	7,400	7,339
Canadian Government Bond 1.500% due 12/01/12	CAD	8,500	8,349
Colombia Government International Bond 7.750% due 04/14/21	COP	598,000	395
FCE Bank PLC 7.125% due 01/16/12	EUR	1,100	1,590
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	EUR	100	142
German Treasury Bills 4.000% due 01/04/18	EUR	150	233
Mexican Bonos Desarr 7.250% due 12/15/16	MXN	8,195	720

	Principal Amount ($) or Shares		Market Value $
Morgan Stanley 1.029% due 03/01/13 (Ê)	EUR	1,700	2,252
Province of Ontario Canada 4.200% due 06/02/20	CAD	745	771
Queensland Treasury Corp. 6.250% due 06/14/19	AUD	430	439
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	EUR	300	423

			24,352

United States Government Agencies - 5.4%
Fannie Mae 5.250% due 08/01/12		2,230	2,400
4.375% due 03/15/13		1,300	1,417
4.625% due 10/15/13		1,000	1,117
0.750% due 12/18/13		1,800	1,803
Federal Home Loan Banks 0.875% due 08/22/12		3,800	3,833
Federal Home Loan Mortgage Corp. 1.750% due 06/15/12		3,200	3,272
1.000% due 08/28/12		3,400	3,437
Federal National Mortgage Association 2.000% due 01/09/12		210	214
0.625% due 09/24/12		4,300	4,321
0.500% due 10/30/12		5,100	5,107
1.000% due 12/27/12		12,300	12,439
1.000% due 09/23/13		1,000	1,011
1.125% due 09/30/13		3,000	3,042
3.000% due 09/16/14		200	215
1.625% due 10/26/15		1,100	1,110
Zero coupon due 10/09/19		2,205	1,467
Series 2 1.250% due 06/22/12		3,200	3,246
Freddie Mac 3.500% due 05/29/13		800	861
Freddie Mac MAC 2.125% due 03/23/12		325	333

			50,645

United States Government Treasuries - 8.5%
United States Treasury Principal Principal Only STRIP Zero coupon due 08/15/19		4,005	3,179
United States Treasury Notes 0.375% due 08/31/12		15,905	15,915
1.125% due 06/15/13		300	305
0.750% due 09/15/13		1,200	1,210
0.500% due 10/15/13		24,340	24,338
1.250% due 09/30/15		4,640	4,662
2.625% due 02/29/16		1,220	1,303
3.000% due 08/31/16		4,090	4,432
2.625% due 08/15/20		23,505	23,527

			78,871

Total Long-Term Investments (cost $797,231)			817,441

Russell Short Duration Bond Fund	279

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Preferred Stocks - 0.2%
Financial Services - 0.2%
DG Funding Trust (Å)	219	1,684
Federal Home Loan Mortgage Corp.	19,825	10
Federal National Mortgage Association	20,825	8
Wells Fargo & Co.	300	299

		2,001

Total Preferred Stocks (cost $3,488)

Short-Term Investments - 15.7%
Abbott Laboratories 5.600% due 05/15/11	160	164
Aetna, Inc. 7.875% due 03/01/11	200	205
AIG SunAmerica Global Financing VI 6.300% due 05/10/11 (Þ)	1,500	1,537
Ally Financial, Inc. Series* 5.375% due 06/06/11	600	607
American Airlines Pass Through Trust 2001-01 Series 01-1 6.817% due 05/23/11	370	376
American Express Centurion Bank Series BKNT 5.200% due 11/26/10	500	501
American Express Credit Corp. 0.434% due 12/02/10 (Ê)	500	500
Amgen, Inc. Series A 0.125% due 02/01/11	2,100	2,092
Bank of Scotland PLC 0.352% due 12/08/10 (Ê)(Þ)	600	600
BellSouth Corp. 4.295% due 04/26/11 (ç)(Þ)	1,700	1,730
Citigroup, Inc. 5.100% due 09/29/11	1,200	1,246
Comcast Cable Communications LLC 6.750% due 01/30/11	400	406
Countrywide Home Loans, Inc. Series MTNL 4.000% due 03/22/11	640	648
CVS Caremark Corp. 5.750% due 08/15/11	800	831
Delta Air Lines 2000-1 Class A-2 Pass Through Trust Series 00A2 7.570% due 11/18/10	1,185	1,191
El Paso Performance-Linked Trust 7.750% due 07/15/11 (Þ)	300	311
Fannie Mae 6.500% due 12/01/10	—	—
6.000% due 05/01/11	6	6
6.500% due 06/01/11	1	1
FDIC Structured Sale Guaranteed Notes Series A-1 Zero coupon due 10/25/11 (Þ)	1,000	994

	Principal Amount ($) or Shares		Market Value $
Fortune Brands, Inc. 5.125% due 01/15/11	350		353
FPL Group Capital, Inc. 5.625% due 09/01/11	240		250
Freddie Mac 6.000% due 07/01/11	15		16
International Lease Finance Corp. 5.450% due 03/24/11	80		80
5.750% due 06/15/11	595		602
Jackson National Life Fund LLC 0.628% due 08/06/11	2,600		2,576
JPMorgan Chase & Co. 4.850% due 06/16/11	1,160		1,193
Keycorp 0.892% due 11/22/10 (Ê)	1,100		1,529
Lehman Brothers Holdings, Inc. (Ø) 1.000% due 04/05/11	10		3
Medtronic, Inc. Series A 1.500% due 04/15/11	3,400		3,408
Merrill Lynch & Co., Inc. Series MTNB 4.500% due 11/04/10	295		295
Metropolitan Life Global Funding I 0.689% due 07/13/11 (Ê)(Þ)	2,000		2,003
National City Corp. 4.000% due 02/01/11	200		201
Nationwide Life Global Funding I 0.392% due 12/14/10 (Ê)(Þ)	780		779
Protective Life Secured Trusts 0.416% due 11/09/10 (Ê)	1,600		1,600
Qwest Corp. 7.875% due 09/01/11	2,750		2,898
Royal Bank of Scotland Group PLC 6.375% due 02/01/11	800		809
Royal Bank of Scotland PLC (The) 0.784% due 04/08/11 (Ê)(Þ)	1,500		1,500
1.450% due 10/20/11 (Þ)	2,000		2,017
Russell U.S. Cash Management Fund	105,768,770	(¥)	105,769
SLM Corp. 0.518% due 10/25/11 (Ê)	200		194
Sun Life Financial Global Funding, LP 0.447% due 07/06/11 (Ê)(Þ)	1,300		1,292
Textron Financial Corp. 0.448% due 02/25/11 (Ê)	1,350		1,345
Transcontinental Gas Pipe Line Corp. Series B 7.000% due 08/15/11	600		629
Union Planters Corp. 7.750% due 03/01/11	1,060		1,074
United States Treasury Bills 0.143% due 12/02/10	137		137
0.143% due 12/02/10	142		142
0.146% due 12/02/10 (ž)	61		61
0.150% due 12/02/10	51		50

Total Short-Term Investments (cost $146,593)			146,751

280	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Repurchase Agreements - 12.1%
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $50,600 dated October 29, 2010, at 0.230% to be repurchased at $50,601 on November 1, 2010 collateralized by: $51,267 par various United States Treasury Obligations, valued at $51,523	50,600	50,600
Agreement with Barclays Capital, Inc. and State Street Bank (Tri-Party) of $11,300 dated October 29, 2010, at 0.230% to be repurchased at $11,300 on November 1, 2010 collateralized by: $11,087 par various United States Treasury Obligations, valued at $11,492	11,300	11,300
Agreement with Morgan Stanley & Co., Inc. and State Street Bank (Tri-Party) of $50,600 dated October 29, 2010, at 0.230% to be repurchased at $50,601 on November 1, 2010 collateralized by: $47,901 par various United States Treasury Obligations, valued at $51,119	50,600	50,600

Total Repurchase Agreements (cost $112,500)		112,500

Total Investments - 115.7% (identified cost $1,059,812)		1,078,693

Other Assets and Liabilities, Net - (15.7%)		(146,543)

Net Assets - 100.0%		932,150

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	281

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	4	EUR	740	12/11	(1)
Euribor Futures (Germany)	5	EUR	862	03/12	(1)
Euribor Futures (Germany)	4	GBP	738	06/12	(1)
Euribor Futures (Germany)	4	EUR	737	09/12	(1)
Euro Bobl Futures (Germany)	63	EUR	7,537	12/10	(133)
Eurodollar Futures (CME)	249	USD	62,023	03/11	117
Eurodollar Futures (CME)	77	USD	19,173	06/11	36
Eurodollar Futures (CME)	13	USD	3,235	09/11	14
Eurodollar Futures (CME)	23	USD	5,719	12/11	4
Eurodollar Futures (CME)	31	USD	7,702	03/12	3
Eurodollar Futures (CME)	15	USD	3,723	06/12	3
Eurodollar Futures (CME)	25	USD	6,197	09/12	6
United States Treasury 2 Year Note Futures	341	USD	75,015	12/10	264
United States Treasury 5 Year Note Futures	11	USD	1,337	12/10	(1)

Short Positions
United States Treasury 2 Year Note Futures	195	USD	42,897	12/10	(162)
United States Treasury 5 Year Note Futures	74	USD	8,997	12/10	(102)
United States Treasury 10 Year Note Futures	242	USD	30,560	12/10	(352)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(307)

Options Written (Number of Contracts)	Notional Amount		Market Value $

Forward Volatility Agreement
Oct 2011 0.00 Call (1)	USD	5,600	(60)
Oct 2011 0.01 Call (2)	USD	6,200	(35)
Nov 2011 0.00 Call (1)	USD	2,900	(30)

Swaptions
(Fund Receives/Fund Pays)
EUR 5 YR ITRAXX/EUR 0.900% Nov 2010 0.00 Call (2)		5,900	(6)
EUR 5 YR ITRAXX/EUR 0.900% Dec 2010 0.00 Call (6)		13,600	(46)
EUR 5 YR ITRAXX/EUR 0.900% Mar 2011 0.00 Call (2)		2,200	(10)
USD 1.500%/USD Three Month LIBOR
Nov 2010 0.00 Put (1)		3,000	(7)
USD 1.500%/USD Three Month LIBOR
Dec 2010 0.00 Put (2)		7,300	(1)
USD 4.000%/ USD Three Month LIBOR
Dec 2010 0.00 Put (2)		24,400	—
USD 4.000%/ USD Three Month LIBOR
Jun 2011 0.00 Put (3)		2,600	(13)

Options Written (Number of Contracts)	Notional Amount		Market Value $
USD 1.500%/USD Three Month LIBOR
Mar 2011 0.00 Put (1)		1,100	(2)
USD 2.750%/ USD Three Month LIBOR
Jun 2012 0.00 Put (2)		14,800	(63)
USD 3.000%/ USD Three Month LIBOR
Jun 2012 0.00 Put (6)		30,000	(100)
USD 3.250%/ USD Three Month LIBOR
Jul 2012 0.00 Put (2)		5,200	(63)
USD 2.250%/ USD Three Month LIBOR
Sep 2012 0.00 Put (3)		26,600	(114)
EUR 1.600%/EUR 5 YR ITRAXX
Nov 2010 0.00 Put (1)		2,900	—
EUR 1.600%/EUR 5 YR ITRAXX
Dec 2010 0.00 Put (4)		6,300	(2)
EUR 1.600%/EUR 5 YR ITRAXX
Mar 2011 0.00 Put (1)		1100	(4)

United States Treasury Notes 5 Year Futures
Nov 2010 119.00 Put (11)	USD	11	—

Total Liability for Options Written (premiums received $1,269)			(556)

See accompanying notes which are an integral part of the financial statements.

282	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	100	CAD	103	11/03/10	1
Bank of America	USD	1,987	CAD	2,044	11/18/10	17
Bank of America	USD	89	KRW	105,185	11/12/10	4
Bank of America	USD	333	TWD	10,186	01/14/11	—
Barclays Bank PLC	USD	199	CAD	205	11/18/10	2
Barclays Bank PLC	USD	398	CAD	408	11/18/10	2
Barclays Bank PLC	USD	798	CAD	821	11/18/10	6
Barclays Bank PLC	USD	153	CNY	1,034	11/23/10	2
Barclays Bank PLC	USD	222	CNY	1,500	11/23/10	3
Barclays Bank PLC	USD	200	IDR	1,793,000	11/24/10	—
Barclays Bank PLC	USD	200	IDR	1,804,000	11/24/10	1
Barclays Bank PLC	USD	500	IDR	4,505,000	11/24/10	2
Barclays Bank PLC	USD	200	INR	9,316	11/12/10	9
Barclays Bank PLC	USD	300	INR	13,569	11/12/10	5
Barclays Bank PLC	USD	671	PHP	29,137	02/14/11	1
Barclays Bank PLC	USD	200	SGD	262	11/12/10	3
Barclays Bank PLC	USD	100	TRY	144	01/27/11	(1)
Barclays Bank PLC	EUR	300	USD	386	11/23/10	(31)
Barclays Bank PLC	PHP	29,137	USD	675	11/15/10	(2)
BNP Paribas	USD	100	CAD	102	11/01/10	—
BNP Paribas	USD	100	CAD	102	11/04/10	—
Citibank	USD	1,010	AUD	1,028	12/03/10	(7)
Citibank	USD	8,519	BRL	14,589	02/02/11	(93)
Citibank	USD	199	CAD	204	11/18/10	1
Citibank	USD	304	CAD	310	11/18/10	—
Citibank	USD	783	GBP	500	12/20/10	18
Citibank	USD	977	MXN	12,621	01/14/11	40
Citibank	USD	80	PHP	3,668	11/15/10	5
Citibank	USD	93	PHP	4,238	11/15/10	5
Citibank	USD	100	PHP	4,406	11/15/10	2
Citibank	USD	300	PHP	13,206	11/15/10	7
Citibank	USD	200	SGD	262	11/12/10	3
Citibank	BRL	14,589	USD	8,607	12/02/10	79
Citibank	CAD	310	USD	304	11/03/10	—
Citibank	CAD	8,398	USD	8,156	11/18/10	(75)
Citibank	CAD	8,501	USD	8,256	11/18/10	(76)
Citibank	EUR	2,888	USD	4,015	01/25/11	—
Citibank	GBP	17	USD	27	12/20/10	—
Citibank	GBP	746	USD	1,158	12/20/10	(37)
Credit Suisse First Boston	USD	99	CAD	102	11/18/10	1
Credit Suisse First Boston	USD	201	CAD	205	11/18/10	—
Credit Suisse First Boston	USD	301	CAD	309	11/18/10	2
Credit Suisse First Boston	USD	100	JPY	8,047	11/02/10	—
Credit Suisse First Boston	USD	100	JPY	8,053	11/02/10	—
Credit Suisse First Boston	CAD	205	USD	201	11/02/10	—
Deutsche Bank AG	USD	100	CAD	102	11/04/10	—
Deutsche Bank AG	USD	55	CAD	56	11/18/10	—
Deutsche Bank AG	USD	94	CAD	96	11/18/10	—
Deutsche Bank AG	USD	508	INR	22,885	01/21/11	(1)
Deutsche Bank AG	USD	79	PHP	3,619	11/15/10	5
Deutsche Bank AG	EUR	1,471	USD	1,884	11/23/10	(163)
Deutsche Bank AG	INR	22,885	USD	513	11/12/10	(1)
Goldman Sachs	USD	1,807	IDR	16,216,500	01/19/11	(15)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	283

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Goldman Sachs	GBP	160	USD	249	12/20/10	(7)
Goldman Sachs	IDR	16,216,500	USD	1,815	11/24/10	6
HSBC Bank PLC	USD	424	BRL	722	11/03/10	—
HSBC Bank PLC	USD	99	BRL	173	12/02/10	3
HSBC Bank PLC	USD	100	BRL	179	12/02/10	5
HSBC Bank PLC	USD	100	BRL	173	12/02/10	1
HSBC Bank PLC	USD	100	BRL	177	12/02/10	4
HSBC Bank PLC	USD	100	BRL	173	12/02/10	1
HSBC Bank PLC	USD	5,864	BRL	10,524	12/02/10	287
HSBC Bank PLC	USD	1,291	CAD	1,348	11/18/10	30
HSBC Bank PLC	USD	200	IDR	1,803,000	11/24/10	1
HSBC Bank PLC	USD	300	TRY	443	01/27/11	4
HSBC Bank PLC	USD	300	TRY	432	01/27/11	(4)
HSBC Bank PLC	USD	1,342	ZAR	9,409	01/28/11	(17)
HSBC Bank PLC	BRL	722	USD	425	11/03/10	—
JP Morgan Chase Bank	USD	274	BRL	467	11/03/10	—
JP Morgan Chase Bank	USD	329	BRL	560	11/03/10	—
JP Morgan Chase Bank	USD	332	BRL	564	11/03/10	—
JP Morgan Chase Bank	USD	100	IDR	901,500	11/24/10	1
JP Morgan Chase Bank	USD	100	IDR	904,000	11/24/10	1
JP Morgan Chase Bank	USD	500	IDR	4,506,000	11/24/10	2
JP Morgan Chase Bank	USD	100	TRY	144	01/27/11	(1)
JP Morgan Chase Bank	USD	200	TRY	295	01/27/11	3
JP Morgan Chase Bank	AUD	2,285	USD	2,237	12/03/10	7
JP Morgan Chase Bank	BRL	467	USD	275	11/03/10	—
JP Morgan Chase Bank	BRL	560	USD	331	11/03/10	2
JP Morgan Chase Bank	BRL	564	USD	335	11/03/10	3
JP Morgan Chase Bank	MXN	4,509	USD	360	11/08/10	(5)
JP Morgan Chase Bank	MXN	7,302	USD	587	12/03/10	(3)
Morgan Stanley & Co., Inc.	USD	1,381	BRL	2,489	12/02/10	74
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/02/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/02/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/03/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	103	11/03/10	1
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	100	CAD	102	11/04/10	—
Morgan Stanley & Co., Inc.	USD	202	CAD	206	11/18/10	—
Morgan Stanley & Co., Inc.	USD	600	CHF	594	11/02/10	3
Morgan Stanley & Co., Inc.	USD	819	JPY	66,105	12/06/10	3
Morgan Stanley & Co., Inc.	USD	129	KRW	154,100	11/12/10	8
Morgan Stanley & Co., Inc.	USD	163	KRW	192,700	11/12/10	8
Morgan Stanley & Co., Inc.	USD	100	KRW	112,960	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	113,040	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	113,060	01/19/11	—
Morgan Stanley & Co., Inc.	USD	100	KRW	115,208	01/19/11	2
Morgan Stanley & Co., Inc.	USD	100	KRW	115,110	01/19/11	2
Morgan Stanley & Co., Inc.	USD	100	KRW	115,160	01/19/11	2
Morgan Stanley & Co., Inc.	USD	200	KRW	226,050	01/19/11	—
Morgan Stanley & Co., Inc.	USD	200	KRW	227,820	01/19/11	2
Morgan Stanley & Co., Inc.	USD	200	KRW	228,920	01/19/11	3
Morgan Stanley & Co., Inc.	EUR	1,648	USD	2,109	11/23/10	(184)
Morgan Stanley & Co., Inc.	GBP	200	USD	315	12/20/10	(5)
Morgan Stanley & Co., Inc.	JPY	468,763	USD	5,570	11/01/10	(255)

See accompanying notes which are an integral part of the financial statements.

284	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Canada	USD	621	CAD	649	11/18/10	16
Royal Bank of Scotland PLC	USD	100	BRL	173	12/02/10	1
Royal Bank of Scotland PLC	USD	100	BRL	174	12/02/10	2
Royal Bank of Scotland PLC	USD	100	BRL	174	12/02/10	2
Royal Bank of Scotland PLC	USD	100	BRL	178	12/02/10	4
Royal Bank of Scotland PLC	USD	70	CAD	72	11/18/10	—
Royal Bank of Scotland PLC	USD	99	CAD	102	11/18/10	1
Royal Bank of Scotland PLC	USD	712	CAD	731	12/03/10	4
Royal Bank of Scotland PLC	USD	315	GBP	200	12/20/10	5
Royal Bank of Scotland PLC	USD	5,747	JPY	468,763	11/01/10	78
Royal Bank of Scotland PLC	USD	693	JPY	56,641	12/06/10	11
Royal Bank of Scotland PLC	USD	100	KRW	116,150	11/12/10	3
Royal Bank of Scotland PLC	USD	508	KRW	568,135	01/19/11	(4)
Royal Bank of Scotland PLC	USD	104	MYR	321	01/28/11	(1)
Royal Bank of Scotland PLC	USD	400	SGD	524	01/14/11	5
Royal Bank of Scotland PLC	CHF	591	USD	600	11/02/10	(1)
Royal Bank of Scotland PLC	JPY	468,763	USD	5,749	12/06/10	(78)
Royal Bank of Scotland PLC	KRW	568,135	USD	509	11/12/10	4
Royal Bank of Scotland PLC	SGD	524	USD	400	11/12/10	(5)
UBS AG	USD	205	JPY	16,633	12/06/10	2
UBS AG	GBP	75	USD	117	12/20/10	(3)
UBS AG	GBP	285	USD	443	12/20/10	(14)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(254)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	285

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Interest Rate Swap Contracts
Counter party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	EUR	200	2.000%	Six Month EURIBOR	09/15/15	(1)
Bank of America	USD	900	Three Month LIBOR	1.450%	11/02/15	—
Barclays Bank PLC	BRL	6,900	13.845%	Brazil Interbank Deposit Rate	01/02/12	539
Barclays Bank PLC	BRL	2,000	11.910%	Brazil Interbank Deposit Rate	01/02/13	20
Barclays Bank PLC	BRL	400	11.990%	Brazil Interbank Deposit Rate	01/02/14	5
Barclays Bank PLC	USD	4,500	Three Month LIBOR	3.250%	11/02/20	—
BNP Paribas	BRL	1,100	11.390%	Brazil Interbank Deposit Rate	01/02/12	7
BNP Paribas	BRL	500	11.880%	Brazil Interbank Deposit Rate	01/02/13	5
BNP Paribas	BRL	2,400	12.480%	Brazil Interbank Deposit Rate	01/02/13	36
BNP Paribas	BRL	2,800	12.800%	Brazil Interbank Deposit Rate	01/02/13	56
BNP Paribas	BRL	400	12.110%	Brazil Interbank Deposit Rate	01/02/14	7
BNP Paribas	BRL	3,700	12.560%	Brazil Interbank Deposit Rate	01/02/14	80
BNP Paribas	USD	1,700	Three Month LIBOR	3.250%	11/02/20	—
Citibank	USD	600	Three Month LIBOR	1.450%	11/02/15	—
Credit Suisse Financial Products	BRL	100	11.760%	Brazil Interbank Deposit Rate	01/02/12	1
Credit Suisse Financial Products	EUR	100	2.000%	Six Month EURIBOR	09/15/15	(1)
Credit Suisse Financial Products	USD	2,600	Three Month LIBOR	3.250%	11/02/20	—
Deutsche Bank	EUR	18,400	2.000%	Six Month EURIBOR	09/15/15	(128)
Goldman Sachs	BRL	700	10.990%	Brazil Interbank Deposit Rate	01/02/12	7
Goldman Sachs	BRL	2,600	11.890%	Brazil Interbank Deposit Rate	01/02/13	28
Goldman Sachs	USD	6,300	Three Month LIBOR	3.250%	11/02/20	—
HSBC	BRL	1,200	11.360%	Brazil Interbank Deposit Rate	01/02/12	16
HSBC	BRL	2,900	11.140%	Brazil Interbank Deposit Rate	01/02/12	45
HSBC	BRL	500	11.880%	Brazil Interbank Deposit Rate	01/02/13	4
HSBC	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	13
HSBC	BRL	3,000	12.830%	Brazil Interbank Deposit Rate	01/02/13	62
HSBC	BRL	3,500	12.300%	Brazil Interbank Deposit Rate	01/02/13	65
HSBC	BRL	200	12.540%	Brazil Interbank Deposit Rate	01/02/14	6
JP Morgan	BRL	2,400	12.170%	Brazil Interbank Deposit Rate	01/02/13	39
JP Morgan	BRL	5,500	12.700%	Brazil Interbank Deposit Rate	01/02/13	44
JP Morgan	BRL	700	12.200%	Brazil Interbank Deposit Rate	01/02/14	14
JP Morgan	USD	1,300	Three Month LIBOR	1.450%	11/02/15	—
Merrill Lynch	BRL	100	14.765%	Brazil Interbank Deposit Rate	01/02/12	10
Merrill Lynch	BRL	1,600	10.990%	Brazil Interbank Deposit Rate	01/02/12	16
Merrill Lynch	BRL	3,200	11.140%	Brazil Interbank Deposit Rate	01/02/12	49
Merrill Lynch	BRL	5,300	11.360%	Brazil Interbank Deposit Rate	01/02/12	71
Merrill Lynch	BRL	5,600	11.900%	Brazil Interbank Deposit Rate	01/02/13	56
Morgan Stanley	BRL	2,000	11.630%	Brazil Interbank Deposit Rate	01/02/12	14
Morgan Stanley	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/13	9
Morgan Stanley	BRL	7,500	12.590%	Brazil Interbank Deposit Rate	01/02/13	125
Morgan Stanley	BRL	3,400	11.890%	Brazil Interbank Deposit Rate	01/02/14	23
Morgan Stanley	USD	2,900	Three Month LIBOR	1.450%	11/02/15	—
Royal Bank of Canada	BRL	400	11.955%	Brazil Interbank Deposit Rate	01/02/13	2
Royal Bank of Scotland	BRL	300	12.800%	Brazil Interbank Deposit Rate	01/02/12	3
Royal Bank of Scotland	BRL	400	11.950%	Brazil Interbank Deposit Rate	01/02/13	2
UBS	BRL	100	11.980%	Brazil Interbank Deposit Rate	01/02/12	4
UBS	BRL	700	11.420%	Brazil Interbank Deposit Rate	01/02/12	5
UBS	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	39
UBS	BRL	1,000	10.575%	Brazil Interbank Deposit Rate	01/02/12	(11)
UBS	AUD	1,600	6.000%	Six Month BBSW	09/15/12	24
UBS	BRL	300	12.700%	Brazil Interbank Deposit Rate	01/02/13	4
UBS	BRL	300	12.250%	Brazil Interbank Deposit Rate	01/02/14	6

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($165)						1,420

See accompanying notes which are an integral part of the financial statements.

286	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Abu Dhabi	Morgan Stanley	0.922%	USD	900	1.000%	12/20/15	5
Ally Financial	JP Morgan	2.022%	USD	500	5.000%	06/20/15	68
Bank of Amercia	BNP Paribas	1.167%	USD	500	1.000%	09/20/11	(1)
Barclays Bank PLC	Barclays Bank PLC	1.200%	USD	700	1.670%	03/20/13	10
BNP Paribas	BNP Paribas	1.200%	USD	1,200	1.300%	03/20/13	5
BNP Paribas	BNP Paribas	1.200%	USD	100	1.250%	03/20/13	—
BNP Paribas	BNP Paribas	3.321%	USD	100	5.050%	03/20/13	5
Brazil Government International Bond	Deutsche Bank	0.413%	USD	1,000	1.000%	12/20/10	—
Brazil Government International Bond	Goldman Sachs	0.413%	USD	500	1.000%	12/20/10	—
Brazil Government International Bond	Goldman Sachs	0.413%	USD	1,000	1.000%	12/20/10	—
Brazil Government International Bond	JP Morgan	0.413%	USD	1,000	1.000%	12/20/10	—
Brazil Government International Bond	Barclays Bank PLC	0.974%	USD	1,700	1.000%	09/20/15	1
Brazil Government International Bond	Citibank	0.974%	USD	1,000	1.000%	09/20/15	—
Brazil Government International Bond	HSBC	0.974%	USD	700	1.000%	09/20/15	(1)
Brazil Government International Bond	UBS	0.974%	USD	500	1.000%	09/20/15	—
Citibank	Morgan Stanley	0.673%	USD	3,500	1.000%	06/20/11	2
Citibank	Citibank	1.301%	USD	200	4.325%	12/20/13	20
Citibank	Citibank	1.301%	USD	200	4.200%	12/20/13	19
Deutsche Bank	Deutsche Bank	1.301%	USD	100	4.900%	12/20/13	12
Deutsche Bank	Deutsche Bank	1.301%	USD	200	4.230%	12/20/13	19
France Government International Bond	Citibank	0.698%	USD	900	0.250%	12/20/15	(21)
France Government International Bond	Goldman Sachs	0.698%	USD	1,700	0.250%	12/20/15	(39)
Illinois Municipal	Goldman Sachs	1.951%	USD	300	2.050%	03/20/12	1
Illinois Municipal	Goldman Sachs	1.951%	USD	700	2.100%	03/20/12	3
Indonesia Government International Bond	Citibank	0.366%	USD	540	1.000%	06/20/11	4
Indonesia Government International Bond	HSBC	0.366%	USD	180	1.000%	06/20/11	1
Indonesia Government International Bond	Morgan Stanley	0.366%	USD	540	1.000%	06/20/11	4
Indonesia Government International Bond	Royal Bank of Scotland	0.366%	USD	540	1.000%	06/20/11	4
Japan Government International Bond	Bank of America	0.468%	USD	1,100	1.000%	03/20/15	24
Japan Government International Bond	Bank of America	0.468%	USD	300	1.000%	03/20/15	6
Japan Government International Bond	Bank of America	0.468%	USD	500	1.000%	03/20/15	11
Japan Government International Bond	Credit Suisse First Boston	0.468%	USD	1,400	1.000%	03/20/15	31
Japan Government International Bond	Deutsche Bank	0.468%	USD	100	1.000%	03/20/15	2
Japan Government International Bond	Goldman Sachs	0.468%	USD	1,200	1.000%	03/20/15	27
Japan Government International Bond	JP Morgan	0.468%	USD	600	1.000%	03/20/15	13
Japan Government International Bond	Barclays Bank PLC	0.500%	USD	800	1.000%	06/20/15	18
Japan Government International Bond	Bank of America	0.555%	USD	500	1.000%	12/20/15	12
Japan Government International Bond	Barclays Bank PLC	0.555%	USD	500	1.000%	12/20/15	12
Japan Government International Bond	Morgan Stanley	0.555%	USD	500	1.000%	12/20/15	12
Japan Government International Bond	UBS	0.555%	USD	500	1.000%	12/20/15	12
Metlife, Inc.	JP Morgan	1.405%	USD	1,400	1.000%	09/20/13	(16)
Mexico Government International Bond	Deutsche Bank	0.517%	USD	1,000	1.000%	12/20/10	—
Mexico Government International Bond	Goldman Sachs	0.517%	USD	1,000	1.000%	12/20/10	—
Mexico Government International Bond	HSBC	0.517%	USD	500	1.000%	12/20/10	—
Mexico Government International Bond	JP Morgan	0.517%	USD	1,000	1.000%	12/20/10	—
Mexico Government International Bond	Barclays Bank PLC	1.040%	USD	1,700	1.000%	09/20/15	(4)
Morgan Stanley, Inc.	Morgan Stanley	1.039%	USD	1,400	0.860%	11/20/11	4
Petbra	Deutsche Bank	1.128%	USD	600	1.000%	09/20/12	(1)
Russia Government International Bond	Goldman Sachs	0.414%	USD	500	1.000%	12/20/10	—
Russia Government International Bond	Goldman Sachs	0.414%	USD	1,000	1.000%	12/20/10	—
Russia Government International Bond	UBS	0.414%	USD	1,000	1.000%	12/20/10	—

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	287

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

South Korea Government International Bond	Citibank	0.339%	USD	1,000	0.520%	12/20/10	1
South Korea Government International Bond	UBS	0.339%	USD	1,000	0.550%	12/20/10	1
South Korea Government International Bond	HSBC	0.804%	USD	900	1.000%	12/20/15	14
South Korea Government International Bond	Morgan Stanley	0.804%	USD	1,000	1.000%	12/20/15	16
United Kingdom Gilt	BNP Paribas	0.472%	USD	400	1.000%	03/20/15	8
United Kingdom Gilt	Citibank	0.472%	USD	500	1.000%	03/20/15	11
United Kingdom Gilt	Goldman Sachs	0.472%	USD	900	1.000%	03/20/15	19
United Kingdom Gilt	JP Morgan	0.472%	USD	700	1.000%	03/20/15	15
United Kingdom Gilt	JP Morgan	0.472%	USD	400	1.000%	03/20/15	8
United Kingdom Gilt	JP Morgan	0.472%	USD	500	1.000%	03/20/15	11
United Kingdom Gilt	JP Morgan	0.472%	USD	300	1.000%	03/20/15	6

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($20)							394

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Bank of America	USD	7,400	1.000%	12/20/15	27
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%	12/20/15	146
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%	06/20/15	134
Dow Jones CDX Index	Barclays Bank PLC	USD	1,800	5.000%	06/20/15	233
Dow Jones CDX Index	Citibank	USD	300	1.000%	12/20/15	1
Dow Jones CDX Index	Citibank	USD	200	5.000%	12/20/15	2
Dow Jones CDX Index	Deutsche Bank	USD	700	1.000%	12/20/15	3
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%	12/20/15	29
Dow Jones CDX Index	Deutsche Bank	USD	1,800	5.000%	06/20/15	33
Dow Jones CDX Index	Deutsche Bank	USD	772	0.708%	12/20/12	10
Dow Jones CDX Index	Goldman Sachs	USD	400	1.000%	12/20/15	1
Dow Jones CDX Index	Goldman Sachs	USD	96	0.548%	12/20/17	1
Dow Jones CDX Index	HSBC	USD	200	5.000%	12/20/15	29
Dow Jones CDX Index	HSBC	USD	1,700	5.000%	06/20/15	215
Dow Jones CDX Index	JP Morgan	USD	96	0.553%	12/20/17	1
Dow Jones CDX Index	Morgan Stanley	USD	300	5.000%	06/20/15	41
Dow Jones CDX Index	Morgan Stanley	USD	200	5.000%	12/20/15	29

Total Market Value on Open Credit Indices Premiums Paid (Received) - $711						935

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $691						1,329

See accompanying notes which are an integral part of the financial statements.

288	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$57,833	$391	$58,224	6.3
Corporate Bonds and Notes	—	130,598	—	130,598	14.0
International Debt	—	79,704	5,198	84,902	9.1
Loan Agreements	—	616	—	616	0.1
Mortgage-Backed Securities	—	383,629	3,594	387,223	41.5
Municipal Bonds	—	2,010	—	2,010	0.2
Non-US Bonds	—	24,352	—	24,352	2.6
United States Government Agencies	—	50,645	—	50,645	5.4
United States Government Treasuries	—	78,871	—	78,871	8.5
Preferred Stocks	317	—	1,684	2,001	0.2
Short-Term Investments	—	146,751	—	146,751	15.7
Repurchase Agreements	—	112,500	—	112,500	12.1

Total Investments	317	1,067,509	10,867	1,078,693	115.7

Other Assets and Liabilities, Net					(15.7)

					100.0

Other Financial Instruments**
Futures Contracts	(307)	—	—	(307)	—	*
Options Written	—	(352)	(204)	(556)	(0.1)
Foreign Currency Exchange Contracts	3	(257)	—	(254)	—	*
Interest Rate Swap Contracts	—	1,585	—	1,585	0.2
Credit Default Swap Contracts	—	638	—	638	0.1

Total Other Financial Instruments	$(304)	$1,614	$(204)	$1,106

*	Less than 1% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Russell Short Duration Bond Fund

Balance as of 10/31/2009	$1,190
Accrued discounts/(premiums)	15
Realized gain/(loss)	3
Net change in unrealized appreciation/(depreciation) from investments still held as of 10/31/2010	136
Net purchases (sales)	8,252
Net transfers in and/or out of Level 3	1,067

Balance as of 10/31/2010	$10,663

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	289

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings, continued — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$835	$—
Daily variation margin on futures contracts*	—	—	447
Interest rate swap contracts, at market value	—	—	1,561
Credit default swap contracts, at market value	1,412	—	—

Total	$1,412	$835	$2,008

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,089	$—
Daily variation margin on futures contracts*	—	—	754
Interest rate swap contracts, at market value	—	—	141
Credit default swap contracts, at market value	83	—	—
Options written, at market value	—	—	556

Total	$83	$1,089	$1,451

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$2,128
Options Written	—	—	968
Credit default swap contracts	719	—	—
Interest rate swap contracts	—	—	2,338
Foreign currency-related transactions	—	(48)	—

Total	$719	$(48)	$5,434

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(1,163)
Options Written	—	—	606
Credit default swap contracts	610	—	—
Interest rate swap contracts	—	—	(580)
Foreign currency-related transactions	—	(129)	—

Total	$610	$(129)	$(1,137)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

290	Russell Short Duration Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Tax Exempt Bond Fund - Class A ‡
	Total Return
1 Year	2.19%
5 Years	3.56	%§
10 Years	3.84	%§

Russell Tax Exempt Bond Fund - Class C
	Total Return
1 Year	5.43%
5 Years	3.60	%§
10 Years	3.48	%§

Russell Tax Exempt Bond Fund - Class E
	Total Return
1 Year	6.25%
5 Years	4.38	%§
10 Years	4.25	%§

Russell Tax Exempt Bond Fund - Class S
	Total Return
1 Year	6.47%
5 Years	4.64	%§
10 Years	4.51	%§

Barclays Capital Municipal 1-10 Yr Blend (1-12) Index **
	Total Return
1 Year	6.29%
5 Years	5.19	%§
10 Years	5.02	%§

292	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Tax Exempt Bond Fund Class A, Class C, Class E and Class S Shares gained 6.15%, 5.43%, 6.25% and 6.47%, respectively. This is compared to the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index, which gained 6.29% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2010, the Lipper® Intermediate Municipal Debt Funds Average gained 6.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

While the sluggish economic backdrop hampered the U.S. equity market, the effect on the municipal market was relatively muted because of a favorable balance between supply and demand. Despite concerns about state and local government finances, tax-exempt bonds of all maturities and credit-quality ratings gained ground throughout most of the period.

Overall, investor demand for tax-exempt securities remained strong, driven in part by a growing expectation of higher income tax rates in the future, while at the same time, the supply of municipal bonds became increasingly limited. A major factor behind this shift between supply and demand was the introduction of the Build America Bond program, a feature of the February 2009 federal economic stimulus package. As a result of this program, many bond issues that traditionally would have come to market as tax-exempt municipal bonds were instead issued as taxable debt. This left far fewer new issues in the traditional tax-exempt municipal bond market, providing a positive backdrop for the municipal bond asset class and driving the Fund’s returns throughout the fiscal year.

The result was that the Fund’s more aggressively positioned manager, Delaware Management Company (“Delaware”), performed well, while the more conservatively positioned manager, Standish Mellon Asset Management Company LLC (“Standish”), performed closer to the benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Although all types of municipal bonds earned positive returns during the fiscal year, those with longer maturities and lower credit ratings generally outperformed shorter-maturity and higher-rated municipal bonds by a wide margin. For example, the best returning maturity segment was the Long Bond Index (22+ years), which returned 10.03% with the 1 Year Index (1-2 years) returning 1.81%. Lower rated securities outperformed the Fund’s index. BBB and A rated securities returned 11.18% and 8.72%, respectively, as measured by the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index while AAA and AA rated securities returned 5.92% and 7.17%, respectively, as measured by the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index . Below investment-grade returned 13.86% for the period, as measured by the Barclays Capital Municipal 1-10 Yr Blend (1-12) Index. The performance of Delaware particularly benefited from their lower quality and longer maturity positioning. Delaware invested in securities which were longer in maturity and duration than the benchmark, which added to performance as long duration securities outperformed the boarded municipal market. Additionally, Delaware was overweight in lower quality securities, particularly in the revenue sector, which added to performance as investors desire for extra yield drove up prices for lower rated assets. Standish invested in a much more conservative style and therefore generated performance similar to the benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Russell Tax Exempt Bond Fund	293

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

294	Russell Tax Exempt Bond Fund

*	Assumes initial investment on November 1, 2000.

**	The Barclays Capital Municipal 1-10 Yr Blend (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares from November 1, 2000 to May 31, 2010 are the returns of the Fund’s Class E Shares and have been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value June 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,031.30	$1,055.08
Expenses Paid During Period*	$3.57	$3.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85% (representing the 153-day period annualized), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,028.40	$1,017.59
Expenses Paid During Period*	$7.72	$7.68

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,032.20	$1,021.37
Expenses Paid During Period*	$3.89	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,033.50	$1,022.63
Expenses Paid During Period*	$2.61	$2.60

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax Exempt Bond Fund	295

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Municipal Bonds - 97.2%
Alabama - 1.0%
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/14	1,124
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,156
Birmingham Water Works Board Revenue Bonds (µ)	1,275	5.000	01/01/17	1,457
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	270
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,506

				5,513

Alaska - 0.1%
City of Anchorage Alaska General Obligation Unlimited (µ)(æ)	500	5.750	12/01/10	502

Arizona - 3.0%
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,254
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,166
Arizona Transportation Board Revenue Bonds	500	5.250	07/01/12	516
Arizona Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,710
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,455	5.000	10/01/18	1,749
City of Mesa Arizona Revenue Bonds (µ)	1,000	5.250	07/01/14	1,132
City of Phoenix Arizona General Obligation Unlimited	2,000	5.000	07/01/15	2,333
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	2,310	5.200	06/01/43	2,395
Phoenix Civic Improvement Corp. Revenue Bonds	2,500	5.000	07/01/26	2,683

				16,938

Arkansas - 0.4%
State of Arkansas General Obligation Unlimited	1,750	5.000	08/01/13	1,952

California - 9.6%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	495	5.700	08/15/14	497
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,714
California Municipal Finance Authority Revenue Bonds	560	5.250	02/01/24	570
California State Department of Water Resources Revenue Bonds (µ)	1,000	5.250	05/01/12	1,067
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/14	1,125
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/16	1,162
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/17	1,167
California State Department of Water Resources Revenue Bonds	2,500	5.000	05/01/19	2,917
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,153
California Statewide Communities Development Authority Revenue Bonds	2,250	5.000	06/15/13	2,454
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	04/01/14	1,102
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,535
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,529
California Statewide Communities Development Authority Revenue Bonds (µ)(Ê)	610	4.100	04/01/28	653
City of Vernon California Revenue Bonds	2,000	5.125	08/01/21	2,101
County of Sacramento California Revenue Bonds	2,000	5.000	07/01/22	2,157
County of Sacramento California Revenue Bonds	895	5.500	07/01/28	963
County of Sacramento California Revenue Bonds	750	5.625	07/01/29	809
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	500
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	748
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	972
Los Angeles Harbor Department Revenue Bonds	2,000	5.250	08/01/22	2,317
Los Angeles Unified School District General Obligation Unlimited (µ)	1,150	5.000	07/01/21	1,227
M-S-R Energy Authority Revenue Bonds	1,410	6.125	11/01/29	1,561
Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,126
San Diego Public Facilities Financing Authority Revenue Bonds	240	5.000	05/15/21	275
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	427
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,130
State of California General Obligation Unlimited	1,000	5.000	02/01/12	1,053

296	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of California General Obligation Unlimited	1,000	5.250	07/01/12	1,076
State of California General Obligation Unlimited (µ)	1,000	6.000	02/01/17	1,195
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,145
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,437
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,832
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,158
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,108
State of California General Obligation Unlimited (µ)(Ê)	1,300	0.250	07/01/23	1,300
State of California General Obligation Unlimited	2,000	6.500	04/01/33	2,338
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,711
University of California Revenue Bonds	500	4.000	05/15/14	551
Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	489

				53,351

Colorado - 0.5%
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,031
Colorado Housing & Finance Authority Revenue Bonds	15	6.300	08/01/12	15
Colorado Housing & Finance Authority Revenue Bonds	25	6.300	08/01/16	26
Colorado Housing & Finance Authority Revenue Bonds	10	6.700	10/01/16	10
Regional Transportation District Revenue Bonds	1,585	6.500	01/15/30	1,761

				2,843

Connecticut - 0.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,816
State of Connecticut General Obligation Unlimited	790	5.000	01/01/16	926

				3,742

Delaware - 0.3%
Delaware State Economic Development Authority Revenue Bonds (µ)(Ê)	250	4.900	05/01/26	251
State of Delaware General Obligation Unlimited	1,000	5.000	01/01/17	1,195

				1,446

District of Columbia - 0.5%
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,038
Metropolitan Washington Airports Authority Revenue Bonds	1,500	5.000	10/01/30	1,626

				2,664

Florida - 6.6%
Citizens Property Insurance Corp. Revenue Bonds (µ)	1,000	5.000	03/01/15	1,061
Citizens Property Insurance Corp. Revenue Bonds	2,600	5.000	06/01/15	2,775
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,876
City of Lakeland Florida Revenue Bonds (µ)	2,000	5.000	10/01/17	2,300
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,117
City of Tallahassee Florida Revenue Bonds (µ)	500	5.000	10/01/11	518
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	558
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,076
County of Miami-Dade Florida Revenue Bonds (µ)	1,000	5.000	06/01/14	1,084
County of Miami-Dade Florida Revenue Bonds (µ)	1,500	5.250	10/01/19	1,776
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/11	1,048
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,122
Florida Department of Children & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,327
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds	1,000	5.000	07/01/15	1,095
Florida State Board of Education General Obligation Unlimited	1,000	5.000	06/01/16	1,167
Florida State Board of Education Revenue Bonds (µ)	1,000	5.250	01/01/13	1,090
Florida State Board of Education Revenue Bonds	1,300	5.000	07/01/16	1,504
Florida State Department of Transportation Revenue Bonds (µ)	2,000	5.000	07/01/13	2,208

Russell Tax Exempt Bond Fund	297

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	517
Florida Water Pollution Control Financing Corp. Revenue Bonds	2,000	5.000	01/15/25	2,202
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,109
Hillsborough County Educational Facilities Authority Revenue Bonds (µ)	605	5.750	04/01/18	609
JEA Revenue Bonds	1,000	5.000	10/01/17	1,162
Kissimmee Utility Authority Revenue Bonds (µ)	1,000	5.000	10/01/17	1,136
Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/14	1,981
Orlando Utilities Commission Revenue Bonds	370	5.250	10/01/20	386
Palm Beach County School District Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,118
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	816
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,101

				36,839

Georgia - 3.9%
City of Atlanta Georgia Revenue Bonds	1,000	6.000	11/01/20	1,214
City of Atlanta Georgia Revenue Bonds (µ)	2,000	5.500	11/01/23	2,238
City of Atlanta Georgia Revenue Bonds	1,300	6.000	11/01/25	1,520
Clayton County Development Authority Revenue Bonds	1,560	8.750	06/01/29	1,804
Hall County School District General Obligation Unlimited	1,000	5.000	11/01/12	1,086
Marietta Development Authority Revenue Bonds	540	6.250	06/15/20	533
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	1,016
State of Georgia General Obligation Unlimited	2,000	5.000	07/01/12	2,151
State of Georgia General Obligation Unlimited	1,550	5.000	08/01/12	1,672
State of Georgia General Obligation Unlimited	2,800	5.000	07/01/13	3,122
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,369
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,490
State of Georgia General Obligation Unlimited	1,500	5.000	07/01/22	1,735

				21,950

Guam - 0.3%
Territory of Guam Revenue Bonds	500	5.375	12/01/24	533
Territory of Guam Revenue Bonds	805	5.625	12/01/29	856

				1,389

Hawaii - 0.6%
City & County of Honolulu Hawaii Revenue Bonds (µ)	1,500	5.000	07/01/19	1,724
Hawaii Housing & Community Development Corp. Revenue Bonds	230	3.700	01/01/22	232
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,155

				3,111

Idaho - 0.5%
Boise State University Revenue Bonds (µ)(æ)	1,230	5.375	04/01/12	1,316
Boise State University Revenue Bonds (µ)	10	5.375	04/01/22	10
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,516

				2,842

Illinois - 2.5%
City of Chicago Illinois General Obligation Unlimited (µ)	750	6.000	01/01/11	756
City of Chicago Illinois General Obligation Unlimited (µ)(æ)	1,000	5.000	01/01/14	1,129
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,270
Cook County Community Consolidated School District No. 15 Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	2,095
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	713
Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,136
Lake County Community Unit School District No. 116 Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	487

298	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of Illinois General Obligation Unlimited	2,500	5.000	01/01/18	2,736
State of Illinois Revenue Bonds	1,250	5.000	06/15/14	1,395
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,141

				13,858

Indiana - 1.9%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,155
City of Indianapolis Indiana Revenue Bonds (µ)	1,000	5.000	08/15/23	1,097
Indiana Bond Bank Revenue Bonds (µ)	95	5.750	08/01/13	101
Indiana Finance Authority Revenue Bonds	1,000	5.500	11/15/10	1,001
Indiana Finance Authority Revenue Bonds (µ)	925	5.000	07/01/11	947
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,085
Indiana Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,791
Indiana Finance Authority Revenue Bonds	1,000	5.000	02/01/19	1,178
Indiana Finance Authority Revenue Bonds (Ê)	1,000	5.000	11/01/27	1,043
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,180

				10,578

Iowa - 0.7%
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,105
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,957
Iowa Tobacco Settlement Authority Revenue Bonds (æ)	1,000	5.600	06/01/11	1,040

				4,102

Kansas - 0.3%
Wyandotte County-Kansas City Unified Government Revenue Bonds	95	4.750	12/01/16	96
Wyandotte County-Kansas City Unified Government Revenue Bonds	2,180	Zero coupon	06/01/21	1,214
Wyandotte County-Kansas City Unified Government Revenue Bonds	715	4.875	10/01/28	535

				1,845

Louisiana - 0.7%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,069
Louisiana State Citizens Property Insurance Corp. Revenue Bonds (µ)	1,600	6.750	06/01/26	1,860
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,160

				4,089

Maryland - 3.7%
County of Prince George’s Maryland General Obligation Limited	1,000	5.000	07/15/16	1,190
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,283
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,048
Maryland Economic Development Corp. Revenue Bonds	1,120	5.375	06/01/25	1,159
Maryland Economic Development Corp. Revenue Bonds	1,350	5.750	09/01/25	1,393
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	932
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	520
Maryland State Department of Transportation Revenue Bonds	1,100	5.000	05/01/17	1,240
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,180
State of Maryland General Obligation Unlimited	2,000	5.000	02/01/12	2,114
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,769
State of Maryland General Obligation Unlimited	1,000	5.000	07/15/14	1,148
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,724
State of Maryland General Obligation Unlimited	1,000	5.000	03/15/17	1,198
State of Maryland General Obligation Unlimited	1,150	5.000	11/01/17	1,387

				20,285

Massachusetts - 2.4%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	1,112
Commonwealth of Massachusetts General Obligation Unlimited	1,500	5.250	08/01/13	1,680
Commonwealth of Massachusetts General Obligation Unlimited	1,000	5.500	10/01/16	1,212

Russell Tax Exempt Bond Fund	299

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Massachusetts Development Finance Agency Revenue Bonds	55	5.125	12/01/11	56
Massachusetts Development Finance Agency Revenue Bonds	40	5.150	10/01/14	44
Massachusetts Health & Educational Facilities Authority Revenue Bonds	995	5.375	07/01/21	1,067
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Ê)	1,050	4.125	10/01/37	1,085
Massachusetts State Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,550
Massachusetts State Department of Transportation Revenue Bonds	2,500	5.000	01/01/27	2,639
Massachusetts State Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,295
Massachusetts Water Resources Authority Revenue Bonds	1,525	5.000	08/01/14	1,744

				13,484

Michigan - 1.3%
City of Detroit Michigan Revenue Bonds (µ)	1,000	5.000	07/01/14	1,074
City of Detroit Michigan Revenue Bonds (µ)	1,015	5.000	07/01/18	1,069
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	563
Michigan Municipal Bond Authority Revenue Bonds	1,000	5.250	10/01/11	1,045
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,070
Michigan State Housing Development Authority Revenue Bonds (µ)	225	4.150	10/01/13	233
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,267

				7,321

Minnesota - 2.8%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,344
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,145
City of State Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,313
City of State Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	813
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,416
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	623
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,173
State of Minnesota General Obligation Unlimited	2,990	5.000	06/01/17	3,581
State of Minnesota General Obligation Unlimited	1,925	4.000	08/01/18	2,185

				15,593

Mississippi - 0.4%
Mississippi Development Bank Special Obligation Revenue Bonds (µ)	1,000	5.000	07/01/15	1,121
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,150	5.000	10/01/17	1,309

				2,430

Missouri - 0.9%
Cape Girardeau County Industrial Development Authority Revenue Bonds	60	5.500	06/01/34	61
City of State Louis Missouri Revenue Bonds	1,680	6.125	07/01/24	1,820
Missouri Highway & Transportation Commission Revenue Bonds	2,500	5.250	05/01/23	2,870

				4,751

Nevada - 1.2%
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,110
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/12	1,067
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,133
County of Clark Nevada Revenue Bonds (µ)	2,500	5.000	07/01/22	2,731
Truckee Meadows Water Authority Revenue Bonds (µ)	500	5.500	07/01/11	516

				6,557

New Jersey - 2.0%
New Jersey Economic Development Authority Revenue Bonds (µ)	1,000	5.000	06/15/11	1,013
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,083
New Jersey Economic Development Authority Revenue Bonds	1,000	5.250	03/01/14	1,115
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,088
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,379

300	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

New Jersey Health Care Facilities Financing Authority Revenue Bonds	980	5.000	07/01/13	1,036
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,131
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,150
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,139

				11,134

New Mexico - 1.1%
City of Farmington New Mexico Revenue Bonds	1,815	4.700	05/01/24	1,809
State of New Mexico Revenue Bonds	3,500	5.000	07/01/15	4,073

				5,882

New York - 9.5%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,666
Brooklyn Arena Local Development Corp. Revenue Bonds	2,250	6.500	07/15/30	2,511
City of New York New York General Obligation Unlimited	1,000	5.000	08/01/11	1,034
City of New York New York General Obligation Unlimited (æ)	235	5.250	11/01/11	249
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	900
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	815
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/15	1,731
City of New York New York General Obligation Unlimited (µ)	1,170	5.000	08/01/16	1,369
City of Troy New York Revenue Bonds	1,000	5.000	09/01/20	1,119
Erie County Industrial Development Agency (The) Revenue Bonds	1,025	5.000	05/01/14	1,150
Hempstead Town Local Development Corp. Revenue Bonds	1,600	5.750	07/01/23	1,844
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,693
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,703
New York City Municipal Water Finance Authority Revenue Bonds	1,500	5.250	06/15/12	1,615
New York City Municipal Water Finance Authority Revenue Bonds (µ)	865	5.000	06/15/21	957
New York State Dormitory Authority Revenue Bonds	1,790	5.000	07/01/16	1,990
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,176
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	1,097
New York State Dormitory Authority Revenue Bonds (Ê)	2,000	5.250	11/15/23	2,131
New York State Dormitory Authority Revenue Bonds	1,500	5.000	07/01/26	1,620
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,795
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,081
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	883
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,852
New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,744
New York State Thruway Authority Revenue Bonds	4,000	5.000	04/01/14	4,521
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,833
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	2,500	5.000	10/15/29	2,666
Tobacco Settlement Financing Corp. Revenue Bonds	1,030	5.000	06/01/12	1,099
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,135
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,238
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,510
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	1,035

				52,762

North Carolina - 1.9%
City of Charlotte North Carolina General Obligation Unlimited	1,890	5.000	06/01/15	2,203
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	743
North Carolina Medical Care Commission Revenue Bonds	410	5.400	10/01/27	409
North Carolina Municipal Power Agency No. 1 Revenue Bonds (µ)	1,500	6.000	01/01/12	1,597
North Carolina Municipal Power Agency No. 1 Revenue Bonds	200	5.500	01/01/13	221
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,061
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/14	1,097
State of North Carolina General Obligation Unlimited	2,000	5.000	03/01/20	2,298

Russell Tax Exempt Bond Fund	301

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

University of North Carolina at Chapel Hill Revenue Bonds (æ)	1,065	5.375	06/01/11	1,096

				10,725

North Dakota - 0.1%
County of Williams North Dakota Revenue Bonds	320	5.000	11/01/31	321

Ohio- 1.5%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,500	5.875	06/01/47	1,901
Kent State University Revenue Bonds (µ)	2,000	5.000	05/01/16	2,294
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,229
Ohio Air Quality Development Authority Revenue Bonds	1,050	5.625	06/01/18	1,164
Ohio Air Quality Development Authority Revenue Bonds	1,725	5.700	08/01/20	1,907

				8,495

Oklahoma - 0.1%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	291

Oregon - 1.4%
City of Portland Oregon Revenue Bonds	2,000	5.000	06/15/18	2,396
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,388
Oregon State Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,328
State of Oregon General Obligation Limited	420	5.700	10/01/32	421

				7,533

Pennsylvania - 6.5%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,302
Allegheny County Industrial Development Authority Revenue Bonds	925	6.500	05/01/17	1,018
Allegheny County Port Authority Revenue Bonds (µ)	250	5.500	03/01/17	256
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,111
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,379
Butler County Hospital Authority Revenue Bonds	1,000	7.125	07/01/29	1,156
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,229
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,853
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	09/01/15	1,143
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,578
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,145
Cumberland County Municipal Authority Revenue Bonds	1,000	6.250	01/01/24	1,100
Dauphin County General Authority Revenue Bonds	2,000	6.000	06/01/29	2,148
Delaware County Industrial Development Authority Revenue Bonds	1,035	5.250	08/15/30	1,004
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	189
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,055
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,200	6.250	10/15/23	1,296
Pennsylvania Economic Development Financing Authority Revenue Bonds (Ê)	605	5.000	12/01/42	637
Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,000	5.000	09/01/17	1,189
Pennsylvania Higher Educational Facilties Authority Revenue Bonds (µ)	3,000	5.000	06/15/20	3,290
Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,125	6.000	07/01/21	1,263
Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,175
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,637
Philadelphia School District General Obligation Unlimited	1,480	5.000	06/01/12	1,572
Sayre Health Care Facilities Authority Revenue Bonds (æ)	305	5.300	12/01/11	317
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,197

				36,239

302	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Puerto Rico - 6.4%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	825
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	620	5.250	07/01/16	751
Commonwealth of Puerto Rico General Obligation Unlimited	1,780	5.250	07/01/22	1,833
Commonwealth of Puerto Rico General Obligation Unlimited	380	5.250	07/01/32	387
Government Development Bank for Puerto Rico Revenue Bonds (µ)	2,830	4.750	12/01/15	2,958
Puerto Rico Electric Power Authority Revenue Bonds (µ)	1,005	5.500	07/01/16	1,151
Puerto Rico Electric Power Authority Revenue Bonds	1,000	5.000	07/01/17	1,121
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	575
Puerto Rico Electric Power Authority Revenue Bonds	5,000	5.750	07/01/36	5,505
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,153
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	205
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	2,105
Puerto Rico Public Buildings Authority Revenue Bonds (æ)	2,000	5.500	07/01/14	2,318
Puerto Rico Public Buildings Authority Revenue Bonds	500	5.750	07/01/16	560
Puerto Rico Public Finance Corp. Revenue Bonds (µ)(Ê)	2,250	5.750	08/01/27	2,330
Puerto Rico Sales Tax Financing Corp. Revenue Bonds (æ)(Ê)	4,000	5.000	08/01/11	4,140
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,790
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	1,000	6.125	08/01/29	1,052
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	6.500	08/01/35	2,897

				35,656

Rhode Island - 0.2%
Rhode Island Economic Development Corp. Revenue Bonds (µ)	1,000	5.000	06/15/12	1,064

South Carolina - 0.9%
Greenville County School District Revenue Bonds	1,000	5.000	12/01/11	1,046
South Carolina Transportation Infrastructure Bank Revenue Bonds (µ)(æ)	1,000	5.250	10/01/11	1,045
South Carolina Transportation Infrastructure Bank Revenue Bonds	2,500	5.000	10/01/17	2,892

				4,983

South Dakota - 0.3%
South Dakota Housing Development Authority Revenue Bonds	270	4.800	05/01/22	274
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,437

				1,711

Tennessee - 1.3%
City of Memphis Tennessee Revenue Bonds	2,500	5.000	12/01/14	2,879
City of Memphis Tennessee Revenue Bonds	1,135	5.000	12/01/15	1,332
Memphis-Shelby County Airport Authority Revenue Bonds	2,160	5.050	09/01/12	2,279
Tennessee Housing Development Agency Revenue Bonds	950	5.375	01/01/18	951

				7,441

Texas - 9.8%
Canadian River Municipal Water Authority Revenue Bonds (µ)	800	5.000	02/15/17	896
Canadian River Municipal Water Authority Revenue Bonds (µ)	415	5.000	02/15/18	460
City of Austin Texas Revenue Bonds (µ)	1,000	5.250	11/15/14	1,163
City of Bryan Texas Revenue Bonds	1,000	5.000	07/01/15	1,140
City of Dallas Texas Revenue Bonds (µ)	2,500	5.000	10/01/17	2,984
City of Fort Worth Texas Revenue Bonds	1,000	5.000	02/15/13	1,096
City of Houston Texas Revenue Bonds	1,500	5.000	07/01/17	1,713
City of New Braunfels Texas General Obligation Limited (µ)(æ)	665	5.250	10/01/14	777
City of San Antonio Texas Revenue Bonds	1,000	5.250	02/01/13	1,099

Russell Tax Exempt Bond Fund	303

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,129
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,184
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,584
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,166
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,157
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,327
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,375
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	280	5.000	11/01/22	304
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	200	5.000	11/01/23	216
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	250	5.000	11/01/24	269
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/21	1,111
Dickinson Independent School District General Obligation Unlimited	1,500	5.000	02/15/23	1,655
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,374
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	866
Gulf Coast Waste Disposal Authority Revenue Bonds (Ê)	300	2.300	01/01/26	303
Gulf Coast Waste Disposal Authority Revenue Bonds (Ê)	590	2.300	01/01/42	596
Laredo Independent School District General Obligation Unlimited (æ)	1,070	5.375	08/01/11	1,111
Lower Colorado River Authority Revenue Bonds (µ)	430	5.875	05/15/14	432
Lower Colorado River Authority Revenue Bonds	1,300	5.000	05/15/16	1,494
McKinney Independent School District General Obligation Unlimited	1,200	6.000	02/15/18	1,513
North East Independent School District General Obligation Unlimited (µ)(æ)	1,000	5.000	08/01/14	1,152
North East Independent School District General Obligation Unlimited	1,000	5.000	08/01/18	1,178
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,225
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,068
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,413
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	467
Round Rock Independent School District General Obligation Unlimited	1,350	5.250	08/01/14	1,563
Sabine River Authority Revenue Bonds	1,500	5.200	05/01/28	510
Spring Independent School District General Obligation Unlimited	1,000	5.000	08/15/16	1,183
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,327
Texas Municipal Power Agency Revenue Bonds	1,075	5.000	09/01/27	1,153
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,662
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,020	7.500	06/30/33	1,161
Texas State Transportation Commission Revenue Bonds	2,500	5.000	04/01/25	2,753

				54,309

Utah - 0.5%
County of Utah Revenue Bonds	200	5.050	11/01/17	206
State of Utah General Obligation Unlimited	2,000	5.000	07/01/16	2,380

				2,586

Virgin Islands - 0.0%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	216

Virginia - 2.4%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	571
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	713
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,147
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	2,011
County of Loudoun Virginia General Obligation Unlimited	1,000	5.000	07/01/14	1,143
University of Virginia Revenue Bonds	1,295	5.000	06/01/20	1,386
University of Virginia Revenue Bonds	1,495	5.000	06/01/21	1,593
Virginia College Building Authority Revenue Bonds (æ)	2,065	5.000	02/01/14	2,334
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	370
Virginia Public Building Authority Revenue Bonds	1,000	5.000	08/01/14	1,143

304	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Rate %	Date of Maturity	Market Value $

Virginia Public School Authority Revenue Bonds	1,000		5.000	08/01/17	1,193

					13,604

Washington - 3.3%
City of Seattle Washington Revenue Bonds	1,500		5.000	02/01/14	1,687
Clark County Public Utility District No. 1 Revenue Bonds	1,375		5.000	01/01/14	1,519
County of King Washington Revenue Bonds (µ)	1,625		5.000	01/01/14	1,823
Energy Northwest Revenue Bonds	1,000		5.000	07/01/11	1,031
Energy Northwest Revenue Bonds	1,000		5.000	07/01/14	1,140
Energy Northwest Revenue Bonds	2,500		5.000	07/01/15	2,910
Energy Northwest Revenue Bonds	1,000		7.125	07/01/16	1,279
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000		5.000	12/01/19	1,101
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000		5.000	12/01/14	1,151
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115		5.000	12/01/18	1,331
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000		5.000	12/01/18	1,139
Port of Seattle Washington Revenue Bonds	1,000		5.000	06/01/22	1,117
State of Washington General Obligation Unlimited	1,000		5.000	07/01/17	1,188

					18,416

Wisconsin - 1.2%
City of Madison Wisconsin Revenue Bonds	280		4.875	10/01/27	295
State of Wisconsin Certificate Of Participation (µ)	2,825		5.000	03/01/11	2,868
State of Wisconsin Revenue Bonds (µ)	1,500		5.000	07/01/19	1,778
Wisconsin Health & Educational Facilities Authority Revenue Bonds (µ)	1,425		5.000	12/01/10	1,431
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210		5.250	05/01/12	217
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220		5.250	05/01/13	230

					6,819

Total Municipal Bonds (cost $513,021)					540,162

Short-Term Investments - 1.3%
Russell U.S. Cash Management Fund	6,949,427	(¥)			6,949

Total Short-Term Investments (cost $6,949)					6,949

Total Investments - 98.5% (identified cost $519,970)					547,111

Other Assets and Liabilities, Net -1.5%					8,607

Net Assets -100.0%					555,718

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	305

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Municipal Bonds
Alabama	$—	$5,513	$—	$5,513	1.0
Alaska	—	502	—	502	0.1
Arizona	—	16,938	—	16,938	3.0
Arkansas	—	1,952	—	1,952	0.4
California	—	53,351	—	53,351	9.6
Colorado	—	2,843	—	2,843	0.5
Connecticut	—	3,742	—	3,742	0.7
Delaware	—	1,446	—	1,446	0.3
District of Columbia	—	2,664	—	2,664	0.5
Florida	—	36,839	—	36,839	6.6
Georgia	—	21,950	—	21,950	3.9
Guam	—	1,389	—	1,389	0.3
Hawaii	—	3,111	—	3,111	0.6
Idaho	—	2,842	—	2,842	0.5
Illinois	—	13,858	—	13,858	2.5
Indiana	—	10,578	—	10,578	1.9
Iowa	—	4,102	—	4,102	0.7
Kansas	—	1,845	—	1,845	0.3
Louisiana	—	4,089	—	4,089	0.7
Maryland	—	20,285	—	20,285	3.7
Massachusetts	—	13,484	—	13,484	2.4
Michigan	—	7,321	—	7,321	1.3
Minnesota	—	15,593	—	15,593	2.8
Mississippi	—	2,430	—	2,430	0.4
Missouri	—	4,751	—	4,751	0.9
Nevada	—	6,557	—	6,557	1.2
New Jersey	—	11,134	—	11,134	2.0
New Mexico	—	5,882	—	5,882	1.1
New York	—	52,762	—	52,762	9.5
North Carolina	—	10,725	—	10,725	1.9
North Dakota	—	321	—	321	0.1
Ohio	—	8,495	—	8,495	1.5
Oklahoma	—	291	—	291	0.1
Oregon	—	7,533	—	7,533	1.4
Pennsylvania	—	36,239	—	36,239	6.5
Puerto Rico	—	35,656	—	35,656	6.4
Rhode Island	—	1,064	—	1,064	0.2
South Carolina	—	4,983	—	4,983	0.9
South Dakota	—	1,711	—	1,711	0.3
Tennessee	—	7,441	—	7,441	1.3
Texas	—	54,309	—	54,309	9.8
Utah	—	2,586	—	2,586	0.5
Virgin Islands	—	216	—	216	—	*
Virginia	—	13,604	—	13,604	2.4
Washington	—	18,416	—	18,416	3.3
Wisconsin	—	6,819	—	6,819	1.2
Short-Term Investments	—	6,949	—	6,949	1.3

Total Investments	$—	$547,111	$—	$547,111	98.5

Other Assets and Liabilities, Net					1.5

					100.0

*	Less than .05% of net assets

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

306	Russell Tax Exempt Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Commodity Strategies Fund - Class A
Total Return
Inception*	9.80%

Russell Commodity Strategies Fund - Class C
Total Return
Inception*	16.10%

Russell Commodity Strategies Fund - Class E
Total Return
Inception*	16.40%

Russell Commodity Strategies Fund - Class S
Total Return
Inception*	16.50%

Russell Commodity Strategies Fund - Class Y
Total Return
Inception*	16.50%

Dow Jones-UBS Commodity Total Return IndexSM **
Total Return
Inception*	17.17%

308	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the period June 30, 2010 (inception of the Fund) through October 31, 2010, the Russell Commodity Strategies Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 16.50%, 16.10%, 16.40%, 16.50% and 16.50% respectively. This is compared to the Dow Jones UBS Commodity Index Total Return, which gained 17.17 % during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period June 30, 2010 through October 31, 2010, the Lipper® Commodities Average gained 17.10%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Dow Jones-UBS Commodity Total Return Index experienced strong gains over the four months ended October 31, 2010, posting a gain of 17.17%. The third calendar quarter of 2010 was the index’s third strongest quarter for the past five years.

The period June 30, 2010 through October 31, 2010, began with commodity markets down 9.6%, as measured by the Dow Jones-UBS Commodity Index Total Return. Investors were concerned about the risk of a renewed deflationary recession in the United States and of a government debt crisis in Europe. This had the effect of strengthening the U.S. dollar and depressing commodity prices, which often exhibit inverse performance to that of the U.S. dollar.

The third calendar quarter saw the risk of a European financial crisis wane and a growing awareness that the United States would stimulate its economy through further “quantitative easing” (i.e., purchasing U.S. Treasuries with newly created central bank money). This led to inflation and a falling U.S. dollar, which increased commodity prices. This continued into October, with the U.S. dollar falling a further 3.5% on a trade- weighted basis. This translated into gains for commodity prices

(the Dow Jones-UBS Commodity Index Total Return rose almost 5% in October 2010), with gold reaching new highs in October and both copper and oil moving towards two-year highs as economic data continued to improve.

Furthermore, commodities benefited from the same evidence of economic recovery that benefited equity markets over the period, with commodities exhibiting a strong correlation to stocks. Global economic growth is viewed as a positive for commodities demand, especially with respect to imports into developing markets. In the agricultural sector, adverse weather conditions led to a Russian wheat export ban. This caused wheat and some other grains to post exceptionally strong price gains, adding to positive returns for the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance? (If applicable, include in your discussion derivative investment strategies and the impact on performance)

The largest overall impact on the relative performance of the Fund was the unfavorable market conditions that existed at the time the Fund commenced operations (“implementation drag”). The Fund was launched June 30, 2010. Volatile market movements over the first few days after the Fund’s launch resulted in the Fund paying higher prices for some holdings than those reflected in the previous day’s benchmark close, against which performance was measured.

Credit Suisse Asset Management, LLC underperformed the benchmark for the period as a result of implementation drag. Excluding this impact, it moderately outperformed the benchmark. Active short positions taken against natural gas represented the largest positive contributor to return. High levels of gas inventory and mild temperatures saw natural gas prices decline by over 20% for the period, which contributed positively to benchmark-relative performance. The manager’s positions in futures with longer-dated contracts than those of the benchmark slightly detracted from relative returns, as the unusually strong market gains tended to be most sharply reflected in the short-dated futures.

Goldman Sachs Asset Management, L.P.‘s performance was negatively impacted by implementation drag following the Fund’s launch, with some poorly timed intra-day purchases during the initial launch period resulting in relative underperformance versus the benchmark. The manager has focused its strategy on purchasing longer-dated contracts (typically 3 to 6 months forward) than those of the benchmark, a strategy that did generate positive returns over the period. Crude oil exposure was the biggest detractor from relative returns in this strategy. Leakage from the important Enbridge pipeline into the Michigan river system in July resulted in temporary supply disruptions that drove up short-dated oil contracts to a greater degree than longer-dated contracts. Although the focus on longer-dated contracts posted positive gains in August, the net impact on performance of this exposure was negative.

Russell Commodity Strategies Fund	309

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up over the period.

Money Managers as of October 31, 2010	Styles
Credit Suisse Asset Management, LLC	Global Market Oriented
Goldman Sachs Asset Management, L.P.	Global Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued shares on July 1, 2010.

**	Dow Jones-UBS Commodity Total Return IndexSM, which is a broadly diversified collateralized commodities futures index comprised of futures contracts on 19 physical commodities.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

310	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,165.00	$1,018.10
Expenses Paid During Period*	$5.14	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% (representing the period since inception July 1, 2010 annualized), multiplied by the average account value over the period, multiplied by 123/184 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,161.00	$1,014.32
Expenses Paid During Period*	$7.86	$7.33

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% (representing the period since inception July 1, 2010 annualized), multiplied by the average account value over the period, multiplied by 123/184 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,164.00	$1,018.10
Expenses Paid During Period*	$5.14	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% (representing the period since inception July 1, 2010 annualized), multiplied by the average account value over the period, multiplied by 123/184 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Commodity Strategies Fund	311

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,165.00	$1,019.36
Expenses Paid During Period*	$4.23	$3.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% (representing the period since inception July 1, 2010 annualized), multiplied by the average account value over the period, multiplied by 123/184 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,165.00	$1,020.27
Expenses Paid During Period*	$3.57	$3.34

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% (representing the period since inception July 1, 2010 annualized), multiplied by the average account value over the period, multiplied by 123/184 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

312	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Long-Term Investments - 11.3%
United States Government Agencies - 11.3%
Federal Farm Credit Bank
0.266% due 02/13/12 (Ê)	20,000		20,000
0.380% due 07/13/12 (Ê)	20,000		20,019
Series 1
0.412% due 07/02/12 (Ê)	4,000		4,004
Federal Home Loan Mortgage Corp.
0.350% due 01/09/12 (Ê)	12,000		12,006
0.176% due 01/11/12 (Ê)	12,000		11,987
0.500% due 04/20/12	12,500		12,504
Federal National Mortgage Association
0.276% due 08/23/12 (Ê)	17,500		17,496
0.286% due 09/17/12 (Ê)	15,000		14,999

Total Long-Term Investments (cost $112,990)			113,015

Short-Term Investments - 85.1%
Fannie Mae Discount Notes
Zero coupon due 12/20/10 (ç)	10,000		9,999
Zero coupon due 01/18/11	16,000		15,995
Federal Home Loan Bank Discount Notes
Zero coupon due 12/13/10 (ç)	11,400		11,398
Federal Home Loan Banks
0.350% due 04/18/11	10,000		10,008
0.200% due 04/20/11	19,500		19,502
0.340% due 05/03/11	15,000		15,010
0.430% due 09/26/11	12,000		12,000
0.300% due 10/21/11	15,000		15,002
Series 1
0.260% due 01/25/11	12,000		12,004
0.450% due 07/28/11	12,000		12,016
Federal Home Loan Mortgage Corp.
1.625% due 04/26/11	13,000		13,091
0.216% due 09/19/11 (Ê)	10,200		10,196
Federal National Mortgage Association Discount Notes
Zero coupon due 02/15/11	15,000		14,993
Zero coupon due 04/01/11	3,000		2,998
Zero coupon due 04/25/11	15,000		14,987
Zero coupon due 05/02/11	15,000		14,986
Zero coupon due 07/11/11	15,000		14,980
Freddie Mac Discount Notes
Zero coupon due 12/06/10	5,000		4,999
Zero coupon due 12/06/10 (ç)(ž)	10,000		9,998
Zero coupon due 12/15/10 (ç)(ž)	3,000		2,999
Zero coupon due 01/05/11	22,000		21,994
Zero coupon due 04/05/11	17,500		17,487
Zero coupon due 05/17/11	15,000		14,984
Russell U.S. Cash Management Fund	54,613,717	(¥)	54,614
United States Treasury Bills
0.154% due 11/12/10	10,000		10,000
0.152% due 12/16/10 (ç)	225,000		224,962
0.198% due 01/13/11	5,000		4,998
0.188% due 01/13/11	6,000		5,999

	Principal Amount ($) or Shares	Market Value $
0.198% due 01/27/11	10,000	9,997
0.188% due 03/17/11	10,000	9,995
0.178% due 03/17/11	10,000	9,995
0.173% due 04/28/11	165,000	164,865
United States Treasury Notes
0.875% due 02/28/11	10,000	10,023
0.875% due 05/31/11	3,000	3,012
1.000% due 07/31/11	48,000	48,277

Total Short-Term Investments (cost $848,183)		848,363

Total Investments - 96.4% (identified cost $961,173)		961,378

Other Assets and Liabilities, Net - 3.6%		35,586

Net Assets - 100.0%		996,964

Russell Commodity Strategies Fund	313

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Corn Futures	136	USD	3,686	12/11	587
Light Sweet Crude Oil Futures	741	USD	61,659	02/11	1,429
Short Positions
Corn Futures	136	USD	3,958	12/10	(570)
Light Sweet Crude Oil Futures	741	USD	60,873	12/10	(1,855)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(409)

See accompanying notes which are an integral part of the financial statements.

314	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2010

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)

DJUBS Commodity Total Return	BNP Paribas	USD	58,256	0.10%	12/02/10	330
DJUBS Commodity Total Return	Merrill Lynch	USD	4,036	0.15%	12/16/10	—
DJUBS Commodity Total Return	Morgan Stanley	USD	223,687	0.10%	12/02/10	1,429
DJUBS Commodity Total Return	Morgan Stanley	USD	43,544	0.10%	12/02/10	247
DJUBS Commodity Total Return	Societe Generale	USD	143,592	0.10%	12/02/10	917
DJUBS Commodity Total Return	Sogen	USD	20,089	0.10%	12/02/10	114
DJUBS Commodity Total Return	UBS	USD	78,635	0.10%	12/16/10	21
DJUBS Commodity Total Return	UBS	USD	74,626	0.40%	06/30/11	11
DJUBS Commodity Total Return	UBS	USD	96,219	0.40%	06/30/11	29
DJUBS Commodity Total Return	UBS	USD	71,736	0.35%	06/30/11	(2)
DJUBS Commodity Total Return	UBS	USD	10,428	0.15%	06/30/11	—
MLCX - Enhanced Benchmark Excess Return Index	Merrill Lynch	USD	50,228	0.42%	12/16/10	—
MLCX - Enhanced Benchmark Excess Return Index	Merrill Lynch	USD	52,006	0.42%	12/16/10	—
MLCX - Enhanced Benchmark Excess Return Index	Merrill Lynch	USD	48,407	0.10%	12/16/10	(2)
MLCX - Enhanced Benchmark Excess Return Index	Merrill Lynch	USD	6,095	0.10%	12/16/10	—
MLCX - Enhanced Benchmark Excess Return Index	Merrill Lynch	USD	6,074	0.10%	12/16/10	(2)

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						3,092

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	315

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
United States Government Agencies	$—	$113,015	$—	$113,015	11.3
Short-Term Investments	—	848,363	—	848,363	85.1

Total Investments	—	961,378	—	961,378	96.4

Other Assets and Liabilities, Net					3.6

					100.0

Other Financial Instruments*
Futures Contracts	(409)	—	—	(409)	—	*
Index Swap Contracts	—	3,092	—	3,092	0.3

Total Other Financial Instruments	$(409)	$3,092	$—	$2,683

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2010 were less than 1% of net assets.

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Commodity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$2,016
Unrealized appreciation on index swap contracts	3,098

Total	$5,114

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$2,425
Unrealized depreciation on index swap contracts	6

Total	$2,431

Derivatives not accounted for as hedging instruments	Commodity Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$612
Index swap contracts	135,892

Total	$136,504

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(409)
Index swap contracts	3,092

Total	$2,683

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

316	Russell Commodity Strategies Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Global Infrastructure Fund - Class A
Total Return
Inception*	(1.79)%

Russell Global Infrastructure Fund - Class C
Total Return
Inception*	4.20%

Russell Global Infrastructure Fund - Class E
Total Return
Inception*	4.20%

Russell Global Infrastructure Fund - Class S
Total Return
Inception*	4.20%

Russell Global Infrastructure Fund - Class Y
Total Return
Inception*	4.20%

S&P Global Infrastructure Index Net (USD)SM **
Total Return
Inception*	4.66%

318	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term growth of capital and current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the period September 30, 2010 (inception of the Fund) through October 31, 2010, the Russell Global Infrastructure Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 4.20%, 4.20%, 4.20%, 4.20% and 4.20%, respectively. This is compared to the S&P Global Infrastructure Index, which gained 4.66 % during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period September 30, 2010 through October 31, 2010, the Lipper® Specialty/Miscellaneous Funds Average gained 3.85%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the month ending October 31, 2010, the global infrastructure market, as measured by the S&P Global Infrastructure index, delivered a 4.66% return. Despite mixed results in macroeconomic data during the month, infrastructure stocks continued to rally on the basis of generally strong earnings results and investor optimism around the prospect of a second round of quantitative easing (i.e., purchasing U.S. Treasuries with newly created central bank money) from the Federal Reserve.

Overall, sector allocation had a modest negative effect on Fund performance. Transportation fared best during the month, while electric utilities lagged. Pipelines were roughly flat with the benchmark. Within the transportation category, toll roads significantly outperformed the benchmark, while both ports and airports underperformed. Toll road strength was driven by continued improvement in traffic volumes in both Asia and Europe. Within the utilities space, the electric utilities sector was the biggest underperformer. Electricity and gas distribution also underperformed, as did power generation companies. Multi-utilities was the lone outperforming sector, driven by positive earnings surprises from some of the large-capitalization companies. Losses from an underweight position in toll-roads and overweights to rail and water utilities outweighed marginal gains from an overweight to capital goods and an underweight to electric utilities. Security selection was also marginally negative, as strong selection in marine ports and water utilities was offset by negative stock selection in pipelines and electric utilities.

At the regional level, the benchmark was led by Europe (with France, Portugal, Spain and Italy all producing returns in excess of 8%), while Japan (1.53%) and China (1.75%) were among the weakest performing sub-regions. After lagging for several months as a result of investor concerns related to fiscal austerity in the wake of the sovereign debt crisis, Europe saw a sharp recovery in October. In particular, Portugal, Ireland, Greece and Spain outperformed on continued improvement in volumes for transportation assets, as well as a general reduction in concern about sovereign issues. Sell-off in Japanese utilities in the third calendar quarter extended into October, while China lagged as a result of significant underperformance in several of the larger diversified companies.

A positive contribution to performance from an underweight to North America was outweighed by the negative effect of an overweight to Japan and an underweight to continental Europe.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance? (If applicable, include in your discussion derivative investment strategies and the impact on performance)

FAF Advisors, Inc. (“FAF”) pursues a bottom-up relative value strategy that features a high degree of turnover. FAF underperformed during October as a result of negative stock selection, particularly in the toll-road and multi-utilities sectors. Sector allocation was effectively neutral, with contributions from an underweight to electric utilities and an overweight to consumer discretionary offsetting the negative effects of an overweight to financials and water utilities.

Cohen & Steers Capital Management, Inc. (“Cohen”) implements a “growth at a reasonable price” (GARP) strategy incorporating both top-down and bottom-up components. Cohen modestly underperformed in October as a result of negative stock selection in electric utilities and toll-roads, as well as an underweight to the latter. From a regional perspective, stock selection in emerging markets was a detractor from performance.

Macquarie Capital Investment Management LLC pursues a highly benchmark-aware fundamentals-driven investment strategy, which served it well in October. Outperformance during the month was driven entirely by stock selection, particularly in the toll road, marine port, and multi-utilities sectors. Results of sector allocations were flat, as positive performance from an underweight to electric utilities and an overweight to toll roads was offset by an overweight to rail.

Russell Global Infrastructure Fund	319

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

The Russell Global Infrastructure Fund was launched effective September 30, 2010. There were no changes to the Fund structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2010	Styles
Cohen & Steers Capital Management, Inc	Global Market Oriented
FAF Advisors, Inc	Global Market Oriented
Macquarie Capital Investment Management LLC	Global Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

320	Russell Global Infrastructure Fund

*	The Fund first issued shares on October 1, 2010.

**

The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.00	$1,002.81
Expenses Paid During
Period*	$1.47	$1.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.00	$1,002.17
Expenses Paid During
Period*	$2.12	$2.07

*	Expenses are equal to the Fund’s annualized expense ratio of 2.44% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.00	$1,002.81
Expenses Paid During
Period*	$1.47	$1.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Infrastructure Fund	321

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.00	$1,003.02
Expenses Paid During
Period*	$1.25	$1.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.44% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.00	$1,003.15
Expenses Paid During
Period*	$1.12	$1.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (representing the 31-day period annualized), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

322	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.1%
Australia - 8.8%
AGL Energy, Ltd.	22,965	362
APA Group	326,659	1,248
Asciano, Ltd. (Æ)	5,937,747	9,103
DUET Group	872,347	1,483
Intoll Group	2,434,779	3,589
Macquarie Atlas Roads Group (Æ)	111,275	158
MAp Group	2,451,395	7,324
Origin Energy, Ltd.	22,767	355
Spark Infrastructure Group (Þ)	5,931,549	6,507
Transurban Group - ADR (Æ)	4,833,888	24,811

		54,940

Austria - 0.3%
Flughafen Wien AG	27,323	1,695

Belgium - 0.2%
Elia System Operator SA	24,559	930
Elia System Operator SA (Æ)	5,601	1

		931

Bermuda - 0.1%
Ship Finance International, Ltd.	36,600	736

Brazil - 1.7%
All America Latina Logistica SA	63,000	600
Cia de Concessoes Rodoviarias	41,800	1,131
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)	28,043	1,289
Cia de Saneamento de Minas Gerais-COPASA (Æ)	31,600	485
CPFL Energia SA - ADR	40	3
EcoRodovias Infraestrutura e Logistica SA (Æ)	112,800	856
EDP - Energias do Brasil SA	214,410	4,704
Light SA	13,500	170
LLX Logistica SA (Æ)	155,100	856
Santos Brasil Participacoes SA	6,419	87
Wilson Sons, Ltd. Class BDR	23,751	404

		10,585

Canada - 7.2%
AltaGas, Ltd. - ADR	18,900	377
Atco, Ltd. Class I	1,294	66
Boralex, Inc. Class A	26,700	220
Canadian Utilities, Ltd. Class A	24,225	1,164
Enbridge, Inc.	410,501	22,715
IESI-BFC, Ltd.	83,616	1,955
Pembina Pipeline Corp.	20,200	437
TransCanada Corp.	491,793	18,166

		45,100

Chile - 0.0%
Enersis SA - ADR	10,336	235

	Principal Amount ($) or Shares	Market Value $
China - 3.6%
Beijing Capital International Airport Co., Ltd. Class H (Æ)	5,081,876	2,806
China Longyuan Power Group Corp. Class H (Æ)	1,821,000	1,896
China Suntien Green Energy Corp., Ltd. Class H (Æ)	2,704,000	911
Dalian Port PDA Co., Ltd. Class H	4,806,000	2,077
Jiangsu Expressway Co., Ltd. Class H	6,640,000	8,052
Shenzhen Expressway Co., Ltd. Class H	3,298,000	1,817
Zhejiang Expressway Co., Ltd. Class H	4,922,699	4,960

		22,519

Denmark - 0.1%
AP Moller - Maersk A/S Class B	75	651

France - 8.4%
ADP	116,117	9,863
EDF SA	126,599	5,801
Eutelsat Communications	63,786	2,396
GDF Suez	317,023	12,655
Groupe Eurotunnel SA	641,133	6,372
Rubis	2,664	295
Seche Environnement SA	3,270	264
Suez Environnement SA	124,423	2,432
Vinci SA	235,315	12,570

		52,648

Germany - 3.7%
E.ON AG	348,272	10,906
Fraport AG Frankfurt Airport Services Worldwide	75,040	4,760
Hamburger Hafen und Logistik AG	132,915	5,819
RWE AG	21,860	1,567

		23,052

Hong Kong - 5.9%
Beijing Enterprises Holdings, Ltd.	1,228,942	8,411
Beijing Enterprises Water Group, Ltd. (Æ)	1,903,196	665
China Everbright International, Ltd.	874,383	464
China Gas Holdings, Ltd.	3,006,034	1,718
China Merchants Holdings International Co., Ltd.	4,276,000	14,977
China Resources Gas Group, Ltd.	554,054	822
China Resources Power Holdings Co., Ltd.	276,000	531
China Water Affairs Group, Ltd.	1,484,000	569
CLP Holdings, Ltd.	146,500	1,191
COSCO Pacific, Ltd.	2,012,000	3,141
ENN Energy Holdings, Ltd.	200,000	601
Guangdong Investment, Ltd.	1,748,000	877
Hong Kong & China Gas Co., Ltd.	670,000	1,615
Hongkong Electric Holdings, Ltd.	47,500	302
Hopewell Highway Infrastructure, Ltd. (Æ)	5,000	4
MTR Corp.	272,500	1,037

		36,925

Russell Global Infrastructure Fund	323

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

India - 0.3%
GAIL India, Ltd. - GDR	29,344	1,946

Italy - 4.9%
Aeroporto di Venezia Marco Polo SpA	77,649	754
Ansaldo STS SpA	43,607	601
Atlantia SpA	955,063	21,826
Enel SpA	234,643	1,340
Hera SpA	134,841	285
Iren SpA - ADR	139,346	245
Snam Rete Gas SpA	317,686	1,721
Terna Rete Elettrica Nazionale SpA	894,617	4,128

		30,900

Japan - 6.8%
Chubu Electric Power Co., Inc.	49,000	1,240
East Japan Railway Co.	86,200	5,329
Japan Airport Terminal Co., Ltd.	156,466	2,567
Kamigumi Co., Ltd.	807,000	6,308
Kansai Electric Power Co., Inc. (The)	106,100	2,687
Mitsubishi Logistics Corp.	94,000	1,138
Park24 Co., Ltd.	219,100	2,118
Sumitomo Warehouse Co., Ltd. (The)	60,000	312
Toho Gas Co., Ltd.	289,000	1,526
Tokyo Electric Power Co., Inc. (The)	462,400	11,062
Tokyo Gas Co., Ltd.	1,798,000	8,468

		42,755

Luxembourg - 0.9%
SES SA	222,424	5,701

Mexico - 0.7%
Empresas ICA SAB de CV - ADR (Æ)	48,663	513
Grupo Aeroportuario del Pacifico SAB de CV - ADR (Æ)	77,137	2,860
Grupo Aeroportuario del Sureste SAB de CV - ADR	25,000	1,260

		4,633

Netherlands - 1.3%
Koninklijke Vopak NV	167,404	8,374

New Zealand - 0.6%
Auckland International Airport, Ltd.	694,794	1,112
Contact Energy, Ltd. (Æ)	143,359	639
Infratil, Ltd.	217,449	303
Port of Tauranga, Ltd.	279,154	1,585
Vector, Ltd.	178,441	331

		3,970

Norway - 0.1%
Hafslund ASA Class B	28,221	313

Portugal - 0.6%
Brisa Auto-Estradas de Portugal SA	477,606	3,617

	Principal Amount ($) or Shares	Market Value $
Singapore - 3.4%
Cityspring Infrastructure Trust (Æ)	1,385,000	653
ComfortDelgro Corp., Ltd.	4,312,000	4,931
Hyflux, Ltd.	1,408,000	3,427
Parkway Life Real Estate Investment Trust (Æ)(ö)	631,000	814
SembCorp Industries, Ltd.	921,129	3,259
Singapore Airport Terminal Services, Ltd.	1,161,212	2,557
Singapore Post, Ltd.	1,800,000	1,641
Singapore Telecommunications, Ltd.	707,000	1,682
SMRT Corp., Ltd.	1,478,000	2,341

		21,305

South Korea - 0.3%
Korea Electric Power Corp. - ADR	136,205	1,799

Spain - 4.0%
Abertis Infraestructuras SA	828,015	16,353
Enagas	133,104	2,933
Ferrovial SA	224,625	2,561
Red Electrica Corp. SA	59,700	2,999

		24,846

Switzerland - 1.4%
BKW FMB Energie AG	12,390	845
Flughafen Zuerich AG	21,248	7,833

		8,678

United Kingdom - 5.2%
Centrica PLC	531,932	2,831
Forth Ports PLC	1,796	38
National Grid PLC	1,427,065	13,491
National Grid PLC - ADR (Æ)	16,171	768
Pennon Group PLC	60,319	602
Scottish & Southern Energy PLC	435,259	8,041
Serco Group PLC	46,670	459
Severn Trent PLC Class H	178,633	3,993
United Utilities Group PLC	181,149	1,774

		31,997

United States - 21.5%
AGL Resources, Inc.	3,028	119
Alliant Energy Corp.	8,300	303
American Electric Power Co., Inc.	194,836	7,295
American Tower Corp. Class A (Æ)	74,374	3,838
Atmos Energy Corp.	1,200	35
California Water Service Group	32,962	1,231
CenterPoint Energy, Inc.	37,800	626
Chesapeake Utilities Corp.	5,264	193
CMS Energy Corp.	16,300	300
Connecticut Water Service, Inc.	9,567	234
Coresite Realty Corp. (Æ)	58,438	880
Corrections Corp. of America (Æ)	144,000	3,696
Crown Castle International Corp. (Æ)	128,425	5,538
DCP Midstream Partners, LP	8,600	307
Digital Realty Trust, Inc. (ö)	36,204	2,162

324	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

DuPont Fabros Technology, Inc. (ö)	19,749		496
El Paso Corp.	222,000		2,944
Entergy Corp.	41,975		3,128
Enterprise Products Partners, LP	35,563		1,524
Exelon Corp.	7,460		305
FirstEnergy Corp.	13,400		487
ITC Holdings Corp.	74,481		4,663
Kinder Morgan Management LLC (Æ)	11,243		693
Magellan Midstream Partners, LP	27,788		1,500
MarkWest Energy Partners, LP	8,100		309
Middlesex Water Co.	9,536		170
New Jersey Resources Corp.	2,346		95
NextEra Energy, Inc.	143,963		7,924
Niska Gas Storage Partners LLC Class U	9,000		179
NiSource, Inc.	81,000		1,402
Northeast Utilities	24,000		751
PG&E Corp.	242,600		11,601
Plains All American Pipeline, LP	4,831		305
Progress Energy, Inc. Class D	6,789		305
Public Service Enterprise Group, Inc.	111,200		3,597
Questar Corp.	140,070		2,377
Republic Services, Inc. Class A	242,191		7,220
SBA Communications Corp. Class A (Æ)	39,676		1,558
Sempra Energy	122,380		6,545
SJW Corp.	14,715		356
Southern Co.	193,700		7,335
Southern Union Co.	190,414		4,785
Spectra Energy Corp.	750,817		17,847
Standard Parking Corp. (Æ)	98,988		1,692
Williams Cos., Inc. (The)	601,000		12,934
Wisconsin Energy Corp.	28,799		1,715
Xcel Energy, Inc.	28,282		675

			134,174

Total Common Stocks (cost $563,380)			575,486

Investments in Other Funds - 0.4%
Australia - 0.3%
Australian Infrastructure Fund	925,681	(¥)	1,791

Canada - 0.1%
Brookfield Renewable Power Fund	21,900	(¥)	461

Total Investments in Other Funds (cost $1,743)			2,252

Preferred Stocks - 0.8%
Brazil - 0.8%
AES Tiete SA	72,000		993
Cia de Gas de Sao Paulo	33,800		721
Cia de Transmissao de Energia Electrica Paulista	78,500		2,447
Cia Energetica do Ceara	42,577		705

Total Preferred Stocks (cost $4,929)			4,866

	Principal Amount ($) or Shares		Market Value $
Short-Term Investments - 29.3%
United States - 29.3%
Russell U.S. Cash Management Fund	183,307,794	(¥)	183,308

Total Short-Term Investments (cost $183,308)			183,308

Total Investments - 122.5% (identified cost $753,360)			765,451

Other Assets and Liabilities, Net - (22.5%)			(140,528)

Net Assets - 100.0%			624,923

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	325

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
EURO STOXX 50 Index Futures (EMU)	320	EUR	9,085	12/10	(12)
FTSE-100 Index Futures (UK)	30	GBP	1,698	12/10	(3)
Hang Seng Index Futures (Hong Kong)	13	HKD	14,932	11/10	(18)
S&P 500 E-Mini Index Futures (CME)	205	USD	12,092	12/10	9
S&P TSE 60 Index Futures (Canada)	30	CAD	4,361	12/10	31
SPI 200 Index Futures (Australia)	32	AUD	3,718	12/10	(10)
TOPIX Index Futures (Japan)	21	JPY	169,260	12/10	(23)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(26)

See accompanying notes which are an integral part of the financial statements.

326	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	4,866	AUD	5,000	12/15/10	7
Bank of America	USD	478	CAD	488	11/03/10	—
Bank of America	USD	4,202	CAD	4,284	11/03/10	(2)
Bank of America	USD	5,406	CAD	5,512	11/03/10	(2)
Bank of America	USD	4,893	CAD	5,000	12/15/10	10
Bank of America	USD	15,313	EUR	11,000	12/15/10	(38)
Bank of America	USD	3,186	GBP	2,000	12/15/10	17
Bank of America	USD	3,224	HKD	25,000	12/15/10	1
Bank of America	USD	3,087	JPY	250,000	12/15/10	21
Barclays Bank PLC	USD	12,558	AUD	13,000	12/15/10	113
Barclays Bank PLC	USD	25,869	AUD	27,000	12/15/10	446
Barclays Bank PLC	USD	10,682	CAD	11,000	12/15/10	104
Barclays Bank PLC	USD	24,257	CAD	25,000	12/15/10	256
Barclays Bank PLC	USD	39,901	EUR	29,000	12/15/10	371
Barclays Bank PLC	USD	83,113	EUR	61,000	12/15/10	1,596
Barclays Bank PLC	USD	6,304	GBP	4,000	12/15/10	103
Barclays Bank PLC	USD	15,701	GBP	10,000	12/15/10	315
Barclays Bank PLC	USD	7,737	HKD	60,000	12/15/10	5
Barclays Bank PLC	USD	16,761	HKD	130,000	12/15/10	15
Barclays Bank PLC	USD	7,346	JPY	600,000	12/15/10	111
Barclays Bank PLC	USD	17,982	JPY	1,500,000	12/15/10	662
Barclays Bank PLC	AUD	250	USD	245	12/15/10	1
Barclays Bank PLC	CAD	150	USD	148	12/15/10	1
Barclays Bank PLC	EUR	450	USD	626	12/15/10	1
Barclays Bank PLC	HKD	1,000	USD	129	12/15/10	—
Barclays Bank PLC	JPY	10,000	USD	122	12/15/10	(2)
Brown Brothers Harriman & Co.	AUD	200	USD	197	12/15/10	2
Brown Brothers Harriman & Co.	CAD	250	USD	247	12/15/10	1
Brown Brothers Harriman & Co.	EUR	600	USD	838	12/15/10	5
Brown Brothers Harriman & Co.	GBP	100	USD	160	12/15/10	—
Brown Brothers Harriman & Co.	HKD	2,000	USD	258	12/15/10	—
Brown Brothers Harriman & Co.	JPY	10,000	USD	123	12/15/10	(2)
Citibank	NOK	37	USD	6	11/02/10	—
Credit Suisse First Boston	USD	258	SGD	335	11/02/10	1
Credit Suisse First Boston	CAD	26	USD	25	11/01/10	—
Credit Suisse First Boston	CHF	81	USD	83	11/02/10	—
Credit Suisse First Boston	EUR	1,104	USD	1,519	11/01/10	(17)
Credit Suisse First Boston	EUR	279	USD	388	11/02/10	—
Credit Suisse First Boston	NZD	1,003	USD	755	11/02/10	(10)
Deutsche Bank AG	AUD	200	USD	197	12/15/10	2
Deutsche Bank AG	AUD	3,400	USD	3,275	12/15/10	(38)
Deutsche Bank AG	CAD	3,000	USD	2,947	12/15/10	5
Deutsche Bank AG	EUR	800	USD	1,117	12/15/10	6
Deutsche Bank AG	EUR	6,500	USD	8,995	12/15/10	(31)
Deutsche Bank AG	GBP	200	USD	315	12/15/10	(5)
Deutsche Bank AG	GBP	1,100	USD	1,748	12/15/10	(14)
Deutsche Bank AG	HKD	1,000	USD	129	12/15/10	—
Deutsche Bank AG	HKD	18,000	USD	2,321	12/15/10	(1)
Deutsche Bank AG	JPY	30,000	USD	371	12/15/10	(2)
Deutsche Bank AG	JPY	170,000	USD	2,045	12/15/10	(68)
JP Morgan Chase Bank	USD	932	HKD	7,229	11/01/10	1
Royal Bank of Scotland PLC	USD	3,126	AUD	3,189	11/04/10	(2)
Royal Bank of Scotland PLC	USD	5,043	AUD	5,145	11/04/10	(3)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	327

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	USD	6,320	AUD	6,447	11/04/10	(4)
Royal Bank of Scotland PLC	USD	969	AUD	1,000	12/15/10	5
Royal Bank of Scotland PLC	USD	989	CAD	1,000	12/15/10	(8)
Royal Bank of Scotland PLC	USD	390	CHF	384	11/03/10	—
Royal Bank of Scotland PLC	USD	958	CHF	943	11/03/10	—
Royal Bank of Scotland PLC	USD	1,104	CHF	1,087	11/03/10	—
Royal Bank of Scotland PLC	USD	182	DKK	977	11/03/10	—
Royal Bank of Scotland PLC	USD	461	EUR	331	11/02/10	—
Royal Bank of Scotland PLC	USD	2,763	EUR	1,985	11/02/10	—
Royal Bank of Scotland PLC	USD	3,379	EUR	2,428	11/02/10	(1)
Royal Bank of Scotland PLC	USD	8,685	EUR	6,239	11/03/10	(1)
Royal Bank of Scotland PLC	USD	10,150	EUR	7,292	11/03/10	(1)
Royal Bank of Scotland PLC	USD	15,846	EUR	11,384	11/03/10	(2)
Royal Bank of Scotland PLC	USD	214	EUR	154	11/04/10	—
Royal Bank of Scotland PLC	USD	464	EUR	334	11/04/10	—
Royal Bank of Scotland PLC	USD	686	EUR	500	12/15/10	9
Royal Bank of Scotland PLC	USD	2,786	EUR	2,000	12/15/10	(9)
Royal Bank of Scotland PLC	USD	1,881	GBP	1,174	11/03/10	—
Royal Bank of Scotland PLC	USD	3,463	GBP	2,161	11/03/10	—
Royal Bank of Scotland PLC	USD	3,623	GBP	2,262	11/03/10	—
Royal Bank of Scotland PLC	USD	318	GBP	200	12/15/10	3
Royal Bank of Scotland PLC	USD	2,991	HKD	23,186	11/02/10	—
Royal Bank of Scotland PLC	USD	4,918	HKD	38,119	11/02/10	—
Royal Bank of Scotland PLC	USD	5,963	HKD	46,221	11/02/10	—
Royal Bank of Scotland PLC	USD	774	HKD	6,000	12/15/10	—
Royal Bank of Scotland PLC	USD	1,460	JPY	117,440	11/04/10	—
Royal Bank of Scotland PLC	USD	2,315	JPY	186,290	11/04/10	—
Royal Bank of Scotland PLC	USD	7,331	JPY	589,851	11/04/10	(1)
Royal Bank of Scotland PLC	USD	603	JPY	50,000	12/15/10	18
Royal Bank of Scotland PLC	USD	11	NOK	65	11/03/10	—
Royal Bank of Scotland PLC	USD	169	NZD	221	11/03/10	—
Royal Bank of Scotland PLC	USD	477	NZD	626	11/03/10	—
Royal Bank of Scotland PLC	USD	4,501	SGD	5,822	11/03/10	(3)
Royal Bank of Scotland PLC	AUD	600	USD	587	12/15/10	2
Royal Bank of Scotland PLC	AUD	3,300	USD	3,231	12/15/10	14
Royal Bank of Scotland PLC	AUD	16,600	USD	16,191	12/15/10	12
Royal Bank of Scotland PLC	CAD	200	USD	197	12/15/10	1
Royal Bank of Scotland PLC	CAD	3,000	USD	2,926	12/15/10	(16)
Royal Bank of Scotland PLC	CAD	14,500	USD	14,179	12/15/10	(39)
Royal Bank of Scotland PLC	EUR	700	USD	975	12/15/10	3
Royal Bank of Scotland PLC	EUR	1,500	USD	2,085	12/15/10	2
Royal Bank of Scotland PLC	EUR	7,100	USD	9,832	12/15/10	(28)
Royal Bank of Scotland PLC	EUR	36,700	USD	51,059	12/15/10	95
Royal Bank of Scotland PLC	GBP	300	USD	478	12/15/10	(2)
Royal Bank of Scotland PLC	GBP	1,100	USD	1,742	12/15/10	(20)
Royal Bank of Scotland PLC	GBP	5,500	USD	8,809	12/15/10	—
Royal Bank of Scotland PLC	HKD	3,500	USD	451	12/15/10	—
Royal Bank of Scotland PLC	HKD	15,300	USD	1,973	12/15/10	(2)
Royal Bank of Scotland PLC	HKD	78,000	USD	10,066	12/15/10	1
Royal Bank of Scotland PLC	JPY	50,000	USD	610	12/15/10	(12)
Royal Bank of Scotland PLC	JPY	145,000	USD	1,780	12/15/10	(22)
Royal Bank of Scotland PLC	JPY	780,000	USD	9,697	12/15/10	2
State Street Bank & Trust Co.	USD	209	AUD	214	11/03/10	1

See accompanying notes which are an integral part of the financial statements.

328	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	7	BRL	12	11/01/10	—
State Street Bank & Trust Co.	USD	331	BRL	565	11/01/10	1
State Street Bank & Trust Co.	USD	78	CAD	80	11/01/10	—
State Street Bank & Trust Co.	USD	28	CAD	28	11/02/10	—
State Street Bank & Trust Co.	USD	86	CAD	88	11/02/10	—
State Street Bank & Trust Co.	USD	419	EUR	300	12/15/10	(3)
State Street Bank & Trust Co.	USD	159	GBP	100	12/15/10	1
State Street Bank & Trust Co.	USD	109	HKD	847	11/01/10	—
State Street Bank & Trust Co.	USD	145	HKD	1,124	11/01/10	—
State Street Bank & Trust Co.	USD	246	JPY	20,000	12/15/10	2
State Street Bank & Trust Co.	AUD	1,000	USD	977	12/15/10	3
State Street Bank & Trust Co.	AUD	3,800	USD	3,643	12/15/10	(61)
State Street Bank & Trust Co.	AUD	5,000	USD	4,877	12/15/10	4
State Street Bank & Trust Co.	AUD	7,500	USD	7,233	12/15/10	(77)
State Street Bank & Trust Co.	BRL	1	USD	1	11/01/10	—
State Street Bank & Trust Co.	CAD	1,300	USD	1,280	12/15/10	5
State Street Bank & Trust Co.	CAD	3,700	USD	3,613	12/15/10	(15)
State Street Bank & Trust Co.	CAD	5,000	USD	4,906	12/15/10	4
State Street Bank & Trust Co.	CAD	6,800	USD	6,652	12/15/10	(15)
State Street Bank & Trust Co.	EUR	14	USD	19	11/01/10	—
State Street Bank & Trust Co.	EUR	228	USD	316	11/01/10	(1)
State Street Bank & Trust Co.	EUR	109	USD	152	11/02/10	—
State Street Bank & Trust Co.	EUR	150	USD	209	11/02/10	—
State Street Bank & Trust Co.	EUR	2,100	USD	2,914	12/15/10	(2)
State Street Bank & Trust Co.	EUR	8,300	USD	11,349	12/15/10	(177)
State Street Bank & Trust Co.	EUR	11,000	USD	15,307	12/15/10	32
State Street Bank & Trust Co.	EUR	18,500	USD	25,477	12/15/10	(213)
State Street Bank & Trust Co.	GBP	600	USD	952	12/15/10	(9)
State Street Bank & Trust Co.	GBP	1,600	USD	2,539	12/15/10	(23)
State Street Bank & Trust Co.	GBP	1,600	USD	2,531	12/15/10	(32)
State Street Bank & Trust Co.	GBP	2,800	USD	4,432	12/15/10	(53)
State Street Bank & Trust Co.	HKD	745	USD	96	11/01/10	—
State Street Bank & Trust Co.	HKD	6,000	USD	774	12/15/10	(1)
State Street Bank & Trust Co.	HKD	18,600	USD	2,399	12/15/10	(1)
State Street Bank & Trust Co.	HKD	24,000	USD	3,096	12/15/10	(1)
State Street Bank & Trust Co.	HKD	35,000	USD	4,512	12/15/10	(4)
State Street Bank & Trust Co.	JPY	110,000	USD	1,340	12/15/10	(27)
State Street Bank & Trust Co.	JPY	225,000	USD	2,699	12/15/10	(97)
State Street Bank & Trust Co.	JPY	270,000	USD	3,280	12/15/10	(76)
State Street Bank & Trust Co.	JPY	410,000	USD	4,925	12/15/10	(171)
UBS AG	EUR	200	USD	278	12/15/10	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						2,932

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	329

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$54,940	$—	$—	$54,940	8.8
Austria	1,695	—	—	1,695	0.3
Belgium	931	—	—	931	0.2
Bermuda	736	—	—	736	0.1
Brazil	10,585	—	—	10,585	1.7
Canada	45,100	—	—	45,100	7.2
Chile	235	—	—	235	—	*
China	22,519	—	—	22,519	3.6
Denmark	651	—	—	651	0.1
France	52,648	—	—	52,648	8.4
Germany	23,052	—	—	23,052	3.7
Hong Kong	36,925	—	—	36,925	5.9
India	1,946	—	—	1,946	0.3
Italy	30,900	—	—	30,900	4.9
Japan	42,755	—	—	42,755	6.8
Luxembourg	5,701	—	—	5,701	0.9
Mexico	4,633	—	—	4,633	0.7
Netherlands	8,374	—	—	8,374	1.3
New Zealand	3,970	—	—	3,970	0.6
Norway	313	—	—	313	0.1
Portugal	3,617	—	—	3,617	0.6
Singapore	21,305	—	—	21,305	3.4
South Korea	1,799	—	—	1,799	0.3
Spain	24,846	—	—	24,846	4.0
Switzerland	8,678	—	—	8,678	1.4
United Kingdom	31,997	—	—	31,997	5.2
United States	134,174	—	—	134,174	21.5
Investments in Other Funds	2,252	—	—	2,252	0.4
Preferred Stocks	4,866	—	—	4,866	0.8
Short-Term Investments	—	183,308	—	183,308	29.3

Total Investments	582,143	183,308	—	765,451	122.5

Other Assets and Liabilities, Net					(22.5)

					100.0

Other Financial Instruments**
Futures Contracts	(26)	—	—	(26)	(—	)*
Foreign Currency Exchange Contracts	(47)	2,978	—	2,931	0.5

Total Other Financial Instruments	$(73)	$2,978	$—	$2,905

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

330	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$4,399
Daily variation margin on futures contracts*	40	—

Total	$40	$4,399

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,467
Daily variation margin on futures contracts*	66	—

Total	$66	$1,467

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,974	$—
Foreign currency-related transactions	—	654

Total	$2,974	$654

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(26)	$—
Foreign currency-related transactions	—	2,932

Total	$(26)	$2,932

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	331

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Russell Real Estate Securities Fund - Class A ‡
	Total Return
1 Year	29.34%
5 Years	2.02	%§
10 Years	10.17	%§

Russell Real Estate Securities Fund - Class C
	Total Return
1 Year	36.24%
5 Years	2.45	%§
10 Years	9.99	%§

Russell Real Estate Securities Fund - Class E
	Total Return
1 Year	37.22%
5 Years	3.21	%§
10 Years	10.81	%§

Russell Real Estate Securities Fund - Class S
	Total Return
1 Year	37.58%
5 Years	3.48	%§
10 Years	11.09	%§

Russell Real Estate Securities Fund - Class Y ‡‡
	Total Return
1 Year	37.83%
5 Years	3.55	%§
10 Years	11.13	%§

FTSE NAREIT Equity REIT Index **
	Total Return
1 Year	42.84%
5 Years	3.31	%§
10 Years	11.38	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net) ***
	Total Return
1 Year	23.94%
5 Years	3.41	%§
10 Years	N/	A§

332	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Russell Global Real Estate Securities Fund Class A, Class C, Class E, Class S, and Class Y Shares gained 37.23%, 36.24%, 37.22%, 37.58% and 37.83%, respectively. This is compared to the FTSE NAREIT Equity REIT Index, which gained 42.84%, and the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which gained 23.94 % during the same period. Prior to October 1, 2010, the Fund’s benchmark was the FTSE NAREIT Equity REIT Index. Beginning October 1, 2010, the Fund’s benchmark was changed to the FTSE EPRA/NAREIT Developed Real Estate Index (Net) in connection with the Fund’s change in investment strategy from a predominantly U.S.-based investment strategy to a global investment strategy. References in this discussion to the Fund’s benchmark refer to the FTSE NAREIT Equity REIT Index, which was the Fund’s benchmark for most of the period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind

For the fiscal year ended October 31, 2010, the Lipper® Real Estate Funds Average gained 41.37% and the Lipper® Global Real Estate Funds Average gained 24.74%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

U.S. real estate investment trusts (“REITs”) significantly outperformed both the broader U.S. equity market and the international real estate securities market. As REIT share prices increased, dividend yields declined modestly, although the spread relative to 10-year Treasury notes increased due to declining interest rates. Early in the fiscal year, expectations of a robust economic recovery drove positive REIT performance. Generally, real estate securities were perceived to be in a strong position relative to cash-strapped private real estate owners, as REITs had the option to grant leasing concessions in order to attract tenants and retain occupancy. Companies that were able to maintain occupancy and stable cash flows generally experienced the most pronounced share price appreciation. The market also reacted positively to the increasing availability of debt capital at attractive pricing.

The Fund’s underperformance compared to its benchmark during the fiscal year was driven by weak stock selection. The negative effect of weak stock selection in the diversified, apartments and regional malls sectors outweighed the positive impact of stock selection in the lodging/resorts and specialty sectors. Generally, the money managers positioned the Fund somewhat defensively during the fiscal year, with a focus on higher quality, larger-capitalization REITs with stronger balance sheets and more stable earnings prospects. In the diversified sector, exposure to several blue-chip Asian development companies detracted from performance, as these stocks had posted significant share price appreciation during the prior fiscal year and lacked a significant catalyst to drive further growth. Stock selection in the apartments and regional malls sectors was another area of weakness, as underweight positions in smaller-capitalization companies and owners of Class B properties negatively impacted performance. Given the U.S. REIT market’s strong positive returns during the fiscal year, the Fund’s cash reserves detracted from performance.

The Fund’s international real estate securities holdings detracted from relative performance, as the U.S. far outperformed the rest of the globe (42.84% as measured by the FTSE NAREIT Equity REIT Index vs. 15.49% as measured by the international portion of the FTSE EPRA/NAREIT Developed Real Estate Index) during the fiscal year. Exposure to property stocks in the United Kingdom and Hong Kong was particularly detrimental to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Cohen & Steers Capital Management, Inc. (U.S.) (“Cohen & Steers”) managed a portfolio with a U.S. focus, taking a bottom-up approach to portfolio construction. Cohen & Steers’ process emphasizes the relationship between price and net asset value as the principal valuation metric. Cohen & Steers also evaluates multiple-to-growth ratios as indicators of value. Modest underperformance relative to the benchmark during the fiscal year was the result of adverse stock selection, particularly in the health care, freestanding retail and industrial sectors. This was partially offset by the positive effect of sector allocation, largely due to an overweight to the outperforming apartment sector and an underweight to the underperforming health care sector.

Cohen & Steers Capital Management regional, Inc. (Global) also manages a broadly diversified portfolio of global property securities. Underperformance during the fiscal year was primarily the result of an underweight to the outperforming North America region and an overweight to the underperforming United Kingdom. The negative effect of allocation was partially offset by strong stock selection, particularly in continental Europe and Australia.

Russell Global Real Estate Securities Fund	333

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Heitman Real Estate Securities, LLC (“Heitman”) managed a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to their growth prospects. Heitman underperformed the benchmark during the period extending from the beginning of the fiscal year to Heitman’s June 2010 termination date. Weak stock selection in the apartments, health care and lodging/resorts sectors drove underperformance. Sector allocation had a slight positive effect on performance due to an underweight to the underperforming mixed industrial/office sector.

INVESCO Advisers, Inc. manages a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO underperformed its benchmark during the fiscal year as a result of weak stock selection. Stock selection in the apartments, shopping centers and health care sectors had the largest negative impact on performance. Sector allocation further detracted from performance, due to overweight positions in the underperforming health care, industrial and specialty sectors.

AEW Capital Management, L.P. (“AEW”) pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW outperformed the benchmark during the fiscal year due primarily to its security selection. The primary contributors to performance were strong selection in the health care, lodging/resorts and specialty sectors. AEW’s sector allocations also contributed modestly to performance due to an overweight to the outperforming apartment sector and an underweight to the underperforming health care sector.

Describe any changes to the Fund’s structure or the money manager line-up.

Heitman Real Estate Securities LLC was terminated in June 2010. Heitman’s portion of the Fund was re-allocated to the remaining managers.

The Fund was transitioned to a fully global strategy beginning October 1, 2010. All three managers in the Fund at that date were retained, and their mandates were expanded to cover global real estate securities. In addition, the Fund changed its name from Russell Real Estate Securities Fund to Russell Global Real Estate Securities Fund.

Money Managers as of October 31, 2010	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

334	Russell Global Real Estate Securities Fund

*	Assumes initial investment on November 1, 2000.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

***	FTSE EPRA/NAREIT Developed Real Estate Index (net) is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 2000 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.80	$1,018.40
Expenses Paid During Period*	$6.97	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,045.70	$1,014.62
Expenses Paid During Period*	$10.83	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.50	$1,018.40
Expenses Paid During Period*	$6.97	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Real Estate Securities Fund	335

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,051.20	$1,019.66
Expenses Paid During Period*	$5.69	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,051.80	$1,020.57
Expenses Paid During Period*	$4.76	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

336	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.8%
Australia - 8.9%
BGP Holdings PLC (Æ)(ö)	4,619,419	—
CFS Retail Property Trust (ö)	5,168,343	9,417
Charter Hall Group - ADR (ö)	6,952,033	3,813
Dexus Property Group (ö)	13,704,481	11,142
FKP Property Group (ö)	4,341,319	3,997
Goodman Group (ö)	20,482,655	12,640
GPT Group (ö)	2,987,529	8,165
ING Industrial Fund (ö)	7,729,430	3,975
ING Office Fund (ö)	4,742,342	2,857
Macquarie CountryWide Trust (ö)	381,660	1,136
Mirvac Group (ö)	5,289,111	6,709
Stockland (ö)	8,504,102	31,405
Westfield Group (ö)	4,492,868	54,484

		149,740

Austria - 0.2%
Conwert Immobilien Invest SE	254,701	3,857

Belgium - 0.1%
Cofinimmo (ö)	7,350	1,048

Bermuda - 3.3%
Hongkong Land Holdings, Ltd. (Ñ)	5,426,000	37,439
Kerry Properties, Ltd.	2,753,500	15,275
Shangri-La Asia, Ltd. (Ñ)	1,000,000	2,250

		54,964

Brazil - 1.0%
BR Malls Participacoes SA	616,500	5,892
BR Properties SA	568,682	5,485
MRV Engenharia e Participacoes SA	290,700	2,838
Multiplan Empreendimentos Imobiliarios SA	128,500	2,948

		17,163

Canada - 3.5%
Boardwalk Real Estate Investment Trust (ö)	250,200	10,512
Brookfield Properties Corp. (Ñ)	581,273	10,095
Canadian Real Estate Investment Trust (ö)	79,600	2,501
Chartwell Seniors Housing Real Estate Investment Trust (ö)	243,636	2,233
Cominar Real Estate Investment Trust (ö)	168,396	3,581
Dundee Real Estate Investment Trust (ö)	118,234	3,386
First Capital Realty, Inc. Class A	73,600	1,102
H&R Real Estate Investment Trust (ö)	149,100	2,985
Morguard Real Estate Investment Trust (ö)	130,000	1,727
Primaris Retail Real Estate Investment Trust (ö)	446,769	8,524
RioCan Real Estate Investment Trust (ö)	508,000	11,481

		58,127

Cayman Islands - 2.3%
Agile Property Holdings, Ltd. (Ñ)	7,542,000	9,925
China Resources Land, Ltd. (Ñ)	3,686,000	7,266

	Principal Amount ($) or Shares	Market Value $
Glorious Property Holdings, Ltd.	6,318,000	2,119
KWG Property Holding, Ltd. (Ñ)	5,073,000	4,019
Longfor Properties Co., Ltd.	2,244,000	2,672
Renhe Commercial Holdings Co., Ltd.	8,366,000	1,597
Shimao Property Holdings, Ltd. (Ñ)	7,195,500	11,901

		39,499

China - 0.1%
Guangzhou R&F Properties Co., Ltd. (Ñ)	1,758,400	2,509

Finland - 0.6%
Citycon OYJ	439,193	1,968
Sponda OYJ	1,662,115	8,374

		10,342

France - 4.2%
Fonciere Des Regions (ö)	17,200	1,963
Gecina SA (ö)	41,964	5,093
ICADE (ö)	8,700	957
Klepierre - GDR (ö)	204,450	7,953
Mercialys SA (ö)	60,104	2,392
Societe de la Tour Eiffel (ö)	8,078	673
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	44,042	5,913
Unibail-Rodamco SE - ADR (ö)	218,736	45,574

		70,518

Germany - 0.2%
Deutsche Wohnen AG (Æ)	319,940	3,871

Hong Kong - 11.4%
China Overseas Land & Investment, Ltd.	9,016,000	18,960
Hang Lung Properties, Ltd. - ADR (Ñ)	3,968,000	19,427
Henderson Land Development Co., Ltd.	1,573,000	11,172
Hysan Development Co., Ltd.	1,790,000	6,916
Link REIT (The) (Ñ)(ö)	3,488,500	10,756
New World Development, Ltd.	6,241,000	12,319
Sino Land Co., Ltd.	2,288,000	4,776
Sino-Ocean Land Holdings, Ltd.	2,231,000	1,537
Sun Hung Kai Properties, Ltd. (Ñ)	4,887,000	83,728
Swire Pacific, Ltd.	132,000	1,873
Wharf Holdings, Ltd.	3,079,000	20,219

		191,683

Italy - 0.2%
Beni Stabili SpA	3,716,794	3,779

Japan - 8.3%
Advance Residence Investment Corp. Class A (ö)	497	865
Aeon Mall Co., Ltd.	62,900	1,476
Frontier Real Estate Investment Corp. (ö)	318	2,553
Japan Prime Realty Investment Corp. Class A (ö)	934	2,320
Japan Real Estate Investment Corp. Class A (ö)	1,036	9,978

Russell Global Real Estate Securities Fund	337

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Japan Retail Fund Investment Corp. Class A (ö)	3,063	4,785
Kenedix Realty Investment Corp. Class A (ö)	381	1,513
Mitsubishi Estate Co., Ltd.	2,332,000	40,861
Mitsui Fudosan Co., Ltd.	2,611,000	49,352
Nippon Building Fund, Inc. Class A (ö)	1,091	10,684
NTT Urban Development Corp.	5,775	5,296
Sumitomo Realty & Development Co., Ltd.	475,500	10,364

		140,047

Luxembourg - 0.0%
GAGFAH SA	68,600	602

Netherlands - 1.8%
Corio NV (ö)	211,508	15,537
Eurocommercial Properties NV (ö)	172,744	8,546
Vastned Retail NV (ö)	20,700	1,439
Wereldhave NV (ö)	54,207	5,512

		31,034

Norway - 0.3%
Norwegian Property ASA (Æ)	2,435,050	4,574

Philippines - 0.1%
SM Prime Holdings, Inc.	6,161,100	1,713

Singapore - 5.5%
Allgreen Properties, Ltd.	4,722,000	4,342
Ascendas Real Estate Investment Trust (Æ)(ö)	32,000	51
CapitaCommercial Trust (Æ)(Ñ)(ö)	9,891,000	11,387
CapitaLand, Ltd. (Ñ)	7,476,000	22,469
CapitaMall Trust (Æ)(ö)	4,919,000	7,525
CapitaMalls Asia, Ltd. (Ñ)	5,659,000	9,357
City Developments, Ltd. (Ñ)	659,000	6,476
Frasers Centrepoint Trust Class REIT (ö)	3,555,090	4,148
Global Logistic Properties, Ltd.	1,402,000	2,513
Keppel Land, Ltd. (Ñ)	3,180,565	10,886
Mapletree Logistics Trust Class REIT (ö)	5,427,232	3,774
Overseas Union Enterprise, Ltd.	1,250,000	3,168
Suntec Real Estate Investment Trust Class REIT (ö)	4,697,020	5,661

		91,757

Sweden - 1.2%
Castellum AB	645,914	8,456
Fabege AB (Ñ)	706,557	7,394
Hufvudstaden AB Class A	162,700	1,818
Wihlborgs Fastigheter AB	82,739	2,329

		19,997

Switzerland - 0.6%
PSP Swiss Property AG (Æ)	69,906	5,371
Swiss Prime Site AG Class A (Æ)	66,261	4,757

		10,128

	Principal Amount ($) or Shares	Market Value $
United Kingdom - 5.2%
Atrium European Real Estate, Ltd.	153,700	924
Big Yellow Group PLC (ö)	395,289	2,104
British Land Co. PLC (ö)	2,756,023	22,500
Capital & Counties Properties PLC	614,448	1,470
Capital Shopping Centres Group PLC Class H (ö)	105,000	647
Derwent London PLC (ö)	485,376	11,822
Great Portland Estates PLC (ö)	513,497	2,843
Hammerson PLC (ö)	2,465,341	16,556
Hansteen Holdings PLC (ö)	1,351,287	1,565
Land Securities Group PLC (ö)	1,311,053	14,222
London & Stamford Property PLC (ö)	417,800	792
Metric Property Investments PLC (Æ)(ö)	623,800	1,059
Segro PLC (ö)	1,219,992	5,794
Shaftesbury PLC (ö)	290,008	2,073
Unite Group PLC	960,893	3,203

		87,574

United States - 37.8%
Acadia Realty Trust (ö)	108,100	2,063
Alexandria Real Estate Equities, Inc. (Ñ)(ö)	97,800	7,186
AMB Property Corp. (Ñ)(ö)	145,700	4,107
American Campus Communities, Inc. (Ñ)(ö)	64,570	2,042
Apartment Investment & Management Co. Class A (Ñ)(ö)	193,100	4,501
AvalonBay Communities, Inc. (Ñ)(ö)	227,000	24,132
BioMed Realty Trust, Inc. (Ñ)(ö)	383,500	7,037
Boston Properties, Inc. (Ñ)(ö)	327,514	28,228
BRE Properties, Inc. Class A (ö)	102,800	4,413
Brookdale Senior Living, Inc. Class A (Æ)(Ñ)	176,626	3,317
Camden Property Trust (Ñ)(ö)	253,200	12,556
Campus Crest Communities, Inc. (Æ)	92,000	1,150
CBL & Associates Properties, Inc. (Ñ)(ö)	330,471	5,182
Coresite Realty Corp. (Æ)	48,800	735
Corporate Office Properties Trust (Ñ)(ö)	51,800	1,838
DCT Industrial Trust, Inc. (Ñ)(ö)	991,800	4,969
Developers Diversified Realty Corp. (Ñ)(ö)	668,921	8,629
DiamondRock Hospitality Co. (Ñ)(ö)	231,700	2,451
Digital Realty Trust, Inc. (Ñ)(ö)	204,200	12,197
Douglas Emmett, Inc. (Ñ)(ö)	161,500	2,897
DuPont Fabros Technology, Inc. (Ñ)(ö)	310,700	7,799
Entertainment Properties Trust (ö)	77,300	3,574
Equity Lifestyle Properties, Inc. (Ñ)(ö)	144,100	8,202
Equity Residential (ö)	684,000	33,263
Essex Property Trust, Inc. (Ñ)(ö)	83,300	9,410
Excel Trust, Inc. (Ñ)(ö)	34,500	396
Extra Space Storage, Inc. (Ñ)(ö)	354,100	5,736
Federal Realty Investment Trust (ö)	91,000	7,460
First Potomac Realty Trust (Ñ)(ö)	151,500	2,497
Forest City Enterprises, Inc. Class A (Æ)	365,680	5,335
HCP, Inc. (ö)	253,000	9,110
Health Care REIT, Inc. (Ñ)(ö)	495,100	25,300
Hersha Hospitality Trust Class A (Ñ)(ö)	568,428	3,467
Highwoods Properties, Inc. (Ñ)(ö)	138,200	4,579
Home Properties, Inc. (Ñ)(ö)	38,400	2,091

338	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Host Hotels & Resorts, Inc. (Ñ)(ö)	1,750,020		27,808
Hudson Pacific Properties, Inc. (ö)	55,100		882
Hyatt Hotels Corp. Class A (Æ)(Ñ)	72,300		2,914
Kilroy Realty Corp. (Ñ)(ö)	280,800		9,595
Kimco Realty Corp. (ö)	1,022,900		17,625
LaSalle Hotel Properties (ö)	63,000		1,492
Liberty Property Trust (ö)	530,024		17,735
Macerich Co. (The) (Ñ)(ö)	456,200		20,351
Mack-Cali Realty Corp. (Ñ)(ö)	33,600		1,128
Marriott International, Inc. Class A (Ñ)	56,213		2,083
Mid-America Apartment Communities, Inc. (Ñ)(ö)	28,900		1,764
National Retail Properties, Inc. (Ñ)(ö)	268,359		7,272
Nationwide Health Properties, Inc. (ö)	580,600		23,706
Omega Healthcare Investors, Inc. (Ñ)(ö)	303,400		6,978
Pebblebrook Hotel Trust (Æ)(Ñ)(ö)	113,200		2,218
Piedmont Office Realty Trust, Inc. Class A (ö)	252,200		4,759
Post Properties, Inc. (Ñ)(ö)	147,200		4,481
ProLogis (Ñ)(ö)	1,183,815		16,159
PS Business Parks, Inc. (Ñ)(ö)	49,600		2,939
Public Storage (Ñ)(ö)	262,444		26,040
Regency Centers Corp. (Ñ)(ö)	313,500		13,223
Retail Opportunity Investments Corp. (Ñ)(ö)	254,690		2,445
Senior Housing Properties Trust (ö)	275,500		6,582
Simon Property Group, Inc. (ö)	760,876		73,059
SL Green Realty Corp. (Ñ)(ö)	154,100		10,127
Sovran Self Storage, Inc. (Ñ)(ö)	38,830		1,517
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	52,100		2,821
Sunstone Hotel Investors, Inc. (Æ)(Ñ)(ö)	396,705		4,304
Tanger Factory Outlet Centers (Ñ)(ö)	93,622		4,486
Taubman Centers, Inc. (Ñ)(ö)	21,700		1,007
UDR, Inc. (ö)	140,040		3,148
Ventas, Inc. (ö)	217,600		11,655
Vornado Realty Trust (Ñ)(ö)	333,528		29,147
Washington Real Estate Investment Trust (Ñ)(ö)	79,400		2,543
Weingarten Realty Investors (Ñ)(ö)	177,192		4,276

			636,118

Total Common Stocks (cost $1,330,916)			1,630,644

Short-Term Investments - 2.6%
United States - 2.6%
Russell U.S. Cash Management Fund (£)	43,760,139	(¥)	43,760

Total Short-Term Investments (cost $43,760)			43,760

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares		Market Value $
Other Securities - 12.0%
Russell U.S. Cash Collateral Fund (×)	141,285,669	(¥)	141,286
State Street Securities Lending Quality Trust (×)	61,021,829	(¥)	60,852

Total Other Securities (cost $202,308)			202,138

Total Investments - 111.4% (identified cost $1,572,723)			1,876,542

Other Assets and Liabilities, Net - (11.4%)			(191,541)

Net Assets - 100.0%			1,685,001

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	339

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized) $
Bank of America	AUD	653	SGD	827	11/01/10	—
Bank of America	AUD	717	SGD	910	11/02/10	—
Bank of America	AUD	173	SGD	219	11/03/10	—
Bank of America	EUR	90	NOK	730	11/01/10	—
Bank of America	SGD	346	AUD	273	11/01/10	—
Bank of America	SGD	171	AUD	135	11/02/10	—
Bank of America	SGD	7	AUD	6	11/03/10	—
State Street Bank & Trust Co.	USD	167	AUD	171	11/01/10	1
State Street Bank & Trust Co.	USD	442	AUD	452	11/01/10	—
State Street Bank & Trust Co.	USD	732	AUD	752	11/01/10	5
State Street Bank & Trust Co.	USD	763	AUD	784	11/01/10	5
State Street Bank & Trust Co.	USD	4,671	AUD	4,771	11/01/10	2
State Street Bank & Trust Co.	USD	67	AUD	69	11/03/10	—
State Street Bank & Trust Co.	USD	85	AUD	86	11/04/10	—
State Street Bank & Trust Co.	USD	226	CAD	231	11/02/10	—
State Street Bank & Trust Co.	USD	10	EUR	7	11/01/10	—
State Street Bank & Trust Co.	USD	11	EUR	8	11/01/10	—
State Street Bank & Trust Co.	USD	16	EUR	12	11/01/10	—
State Street Bank & Trust Co.	USD	72	EUR	52	11/01/10	1
State Street Bank & Trust Co.	USD	188	EUR	137	11/01/10	2
State Street Bank & Trust Co.	USD	7	EUR	5	11/02/10	—
State Street Bank & Trust Co.	USD	66	EUR	48	11/02/10	—
State Street Bank & Trust Co.	USD	16	EUR	11	11/03/10	—
State Street Bank & Trust Co.	USD	23	EUR	17	11/03/10	—
State Street Bank & Trust Co.	USD	69	EUR	50	11/03/10	—
State Street Bank & Trust Co.	USD	264	HKD	2,047	11/01/10	—
State Street Bank & Trust Co.	USD	279	HKD	2,162	11/01/10	—
State Street Bank & Trust Co.	USD	508	HKD	3,942	11/01/10	—
State Street Bank & Trust Co.	USD	218	HKD	1,692	11/02/10	—
State Street Bank & Trust Co.	USD	220	HKD	1,707	11/02/10	—
State Street Bank & Trust Co.	USD	136	JPY	11,021	11/02/10	1
State Street Bank & Trust Co.	USD	846	JPY	68,430	11/02/10	5
State Street Bank & Trust Co.	USD	51	JPY	4,090	11/04/10	—
State Street Bank & Trust Co.	USD	80	SGD	103	11/01/10	—
State Street Bank & Trust Co.	USD	122	SGD	159	11/01/10	1
State Street Bank & Trust Co.	USD	459	SGD	600	11/01/10	5
State Street Bank & Trust Co.	USD	112	SGD	145	11/02/10	—
State Street Bank & Trust Co.	AUD	140	USD	137	11/01/10	—
State Street Bank & Trust Co.	AUD	316	USD	309	11/01/10	—
State Street Bank & Trust Co.	AUD	594	USD	579	11/01/10	(4)
State Street Bank & Trust Co.	AUD	2,554	USD	2,501	11/01/10	(1)
State Street Bank & Trust Co.	AUD	70	USD	68	11/03/10	—
State Street Bank & Trust Co.	AUD	70	USD	69	11/03/10	—
State Street Bank & Trust Co.	AUD	606	USD	591	11/03/10	(2)
State Street Bank & Trust Co.	AUD	716	USD	700	11/03/10	(2)
State Street Bank & Trust Co.	AUD	356	USD	348	11/04/10	—
State Street Bank & Trust Co.	CAD	394	USD	385	11/02/10	(1)
State Street Bank & Trust Co.	EUR	48	USD	66	11/01/10	(1)
State Street Bank & Trust Co.	EUR	39	USD	54	11/02/10	—
State Street Bank & Trust Co.	EUR	49	USD	68	11/03/10	—
State Street Bank & Trust Co.	GBP	9	USD	15	11/01/10	—
State Street Bank & Trust Co.	HKD	6,789	USD	875	11/01/10	(1)
State Street Bank & Trust Co.	HKD	12,640	USD	1,629	11/01/10	(1)
State Street Bank & Trust Co.	JPY	10,774	USD	133	11/01/10	(1)

See accompanying notes which are an integral part of the financial statements.

340	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	SGD	252	USD	193	11/01/10	(2)
State Street Bank & Trust Co.	SGD	765	USD	585	11/01/10	(6)
State Street Bank & Trust Co.	SGD	90	USD	69	11/02/10	—
State Street Bank & Trust Co.	SGD	607	USD	467	11/02/10	(2)
State Street Bank & Trust Co.	SGD	215	USD	166	11/03/10	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						4

Presentation of Portfolio Holdings — October 31, 2010

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$149,740	$—	$—	$149,740	8.9
Austria	3,857	—	—	3,857	0.2
Belgium	1,048	—	—	1,048	0.1
Bermuda	54,964	—	—	54,964	3.3
Brazil	17,163	—	—	17,163	1.0
Canada	58,127	—	—	58,127	3.5
Cayman Islands	39,499	—	—	39,499	2.3
China	2,509	—	—	2,509	0.1
Finland	10,342	—	—	10,342	0.6
France	70,518	—	—	70,518	4.2
Germany	3,871	—	—	3,871	0.2
Hong Kong	191,683	—	—	191,683	11.4
Italy	3,779	—	—	3,779	0.2
Japan	140,047	—	—	140,047	8.3
Luxembourg	602	—	—	602	—	*
Netherlands	31,034	—	—	31,034	1.8
Norway	4,574	—	—	4,574	0.3
Philippines	1,713	—	—	1,713	0.1
Singapore	91,757	—	—	91,757	5.5
Sweden	19,997	—	—	19,997	1.2
Switzerland	10,128	—	—	10,128	0.6
United Kingdom	87,574	—	—	87,574	5.2
United States	636,118	—	—	636,118	37.8
Short-Term Investments	—	43,760	—	43,760	2.6
Other Securities	—	202,138	—	202,138	12.0

Total Investments	1,630,644	245,898	—	1,876,542	111.4

Other Assets and Liabilities, Net					(11.4)

					100.0

Other Financial Instruments**
Foreign Currency Exchange Contracts	4	—	—	4	—	*

Total Other Financial Instruments	$4	$—	$—	$4

*	Less than .05% of net assets.

**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Russell Global Real Estate Securities Fund	341

Russell Investment Company

Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments - October 31, 2010

Amounts in thousands

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$28

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$24

Derivatives not accounted for as hedging instruments	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Foreign currency-related transactions	$2,413

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Foreign currency-related transactions	$4

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

342	Russell Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company

Russell Money Market Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,000.00	$1,024.95
Expenses Paid During Period*	$0.25	$0.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,000.00	$1,025.00
Expenses Paid During Period*	$0.20	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

344	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Domestic Commercial Paper - 2.4%
Straight-A Funding, LLC	6,000	Zero coupon	11/03/10	6,000
Straight-A Funding, LLC	2,000	Zero coupon	12/09/10	1,999

Total Domestic Commercial Paper (amortized cost $7,999)				7,999

Municipal Bonds - 4.3%
New York State Housing Finance Agency Revenue Bonds, monthly demand (Ê)	14,700	0.250	05/15/31	14,700

Total Municipal Bonds (amortized cost $14,700)				14,700

United States Government Agencies - 84.2%
AID to INH Portugal Guaranteed Notes, weekly demand (Å)(Ê)	4,688	0.651	12/01/17	4,716
Fannie Mae Discount Notes	10,000	Zero coupon	11/09/10	10,000
Fannie Mae Discount Notes	8,000	Zero coupon	12/20/10	7,997
Fannie Mae Discount Notes	5,000	Zero coupon	01/05/11	4,998
Federal Farm Credit Discount Notes	4,000	Zero coupon	11/01/10	4,000
Federal Farm Credit Discount Notes	10,000	Zero coupon	11/08/10	10,000
Federal Farm Credit Discount Notes	4,500	Zero coupon	12/01/10	4,499
Federal Farm Credit Discount Notes	5,000	Zero coupon	01/05/11	4,999
Federal Home Loan Bank	4,000	3.500	12/10/10	4,014
Federal Home Loan Bank Discount Notes	23,264	Zero coupon	11/01/10	23,264
Federal Home Loan Bank Discount Notes	11,700	Zero coupon	11/02/10	11,700
Federal Home Loan Bank Discount Notes	33,000	Zero coupon	11/03/10	33,000
Federal Home Loan Bank Discount Notes	17,770	Zero coupon	11/05/10	17,770
Federal Home Loan Bank Discount Notes	3,000	Zero coupon	11/09/10	3,000
Federal Home Loan Bank Discount Notes	2,000	Zero coupon	11/10/10	2,000
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	11/24/10	4,999
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	12/01/10	4,999
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	12/03/10	4,999
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	12/13/10	4,999
Federal Home Loan Bank Discount Notes	10,000	Zero coupon	12/27/10	9,996
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	12/31/10	4,999
Federal Home Loan Bank Discount Notes	7,000	Zero coupon	01/03/11	6,998
Federal Home Loan Bank Discount Notes	4,000	Zero coupon	01/05/11	3,999
Federal Home Loan Bank Discount Notes	10,000	Zero coupon	01/12/11	9,996
Federal Home Loan Banks (Ê)	4,000	0.161	07/20/11	3,998
Federal National Mortgage Association Discount Notes	11,000	Zero coupon	11/01/10	11,000
Federal National Mortgage Association Discount Notes	9,900	Zero coupon	11/08/10	9,899
Federal National Mortgage Association Discount Notes	7,500	Zero coupon	12/02/10	7,499
Freddie Mac Discount Notes	8,000	Zero coupon	11/01/10	8,000
Freddie Mac Discount Notes	13,670	Zero coupon	11/02/10	13,670
Freddie Mac Discount Notes	5,000	Zero coupon	11/08/10	5,000
Freddie Mac Discount Notes	3,000	Zero coupon	11/18/10	3,000
Freddie Mac Discount Notes	10,000	Zero coupon	11/19/10	9,999
Puttable Floating Option Taxable Receipts (Ê)(Þ)	11,185	0.500	04/01/26	11,185

Total United States Government Agencies (amortized cost $285,191)				285,191

Russell Money Market Fund	345

Russell Investment Company

Russell Money Market Fund

Schedule of Investments, continued — October 31, 2010

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

United States Treasury - 9.2%
United States Treasury Bills	10,000	Zero coupon	11/04/10	10,000
United States Treasury Bills	10,000	Zero coupon	11/26/10	9,999
United States Treasury Bills	11,000	Zero coupon	01/06/11	10,997

Total United States Treasury (amortized cost $30,996)				30,996

Total Investments - 100.1% (cost $338,886)(†)				338,886

Other Assets and Liabilities, Net - (0.1%)				(149)

Net Assets - 100.0%				338,737

Presentation of Portfolio Holdings — October 31, 2010

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Domestic Commercial Paper	$—	$7,999	$—	$7,999	2.4
Municipal Bonds	—	14,700	—	14,700	4.3
United States Government Agencies	—	285,191	—	285,191	84.2
United States Treasury	—	30,996	—	30,996	9.2

Total Investments	$—	$338,886	$—	$338,886	100.1

Other Assets and Liabilities, Net					(0.1)

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

346	Russell Money Market Fund

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2010

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(£)	A portion of this asset has been segregated to cover the liability caused by the valuation of the SLQT.
(¥)	Unrounded units

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

Notes to Schedules of Investments	347

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities — October 31, 2010

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Assets
Investments, at identified cost	$3,597,999	$2,821,551	$93,204	$124,586
Investments, at market***	4,144,036	3,175,671	110,127	137,440
Cash	—	—	—	—
Cash (restricted)	16,000	9,000	540	825
Deposits with brokers for securities sold short	—	—	—	—
Foreign currency holdings*	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—
Receivables:
Dividends and interest	3,959	3,509	43	141
Dividends from affiliated Russell money market funds	20	8	1	1
Investments sold	57,849	54,579	2,622	929
Fund shares sold	10,476	3,309	42	63
Foreign taxes recoverable	—	—	—	—
From affiliates	—	—	—	—
From advisor	—	—	—	—
Investments matured******	—	—	—	—
Daily variation margin on futures contracts	125	65	1	3
Other receivable	—	—	—	—
Prepaid expenses	42	291	2	—
Unrealized appreciation on index swap contracts	—	—	—	—
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total assets	4,232,507	3,246,432	113,378	139,402

Liabilities
Payables:
Due to custodian	—	—	—	—
Due to broker	—	—	—	—
Investments purchased	55,611	33,011	2,508	866
Fund shares redeemed	6,335	5,646	49	107
Accrued fees to affiliates	2,487	1,882	58	114
Other accrued expenses	228	175	55	107
Daily variation margin on futures contracts	—	—	—	—
Dividends for securities sold short	—	50	—	—
Deferred tax liability	—	—	—	—
Income distributions	—	—	—	—
Other payable	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—
Unrealized depreciation on index swaps	—	—	—	—
Options written, at market value**	—	—	—	—
Securities sold short, at market value*******	—	309,250	—	—
Payable upon return of securities loaned	267,418	—	20,829	12,659
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total liabilities	332,079	350,014	23,499	13,853

Net Assets	$3,900,428	$2,896,418	$89,879	$125,549

See accompanying notes which are an integral part of the financial statements.

348	Statements of Assets and Liabilities

Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund

$1,503,846	$4,314,354	$2,239,597	$1,306,976	$377,400
1,754,780	4,910,507	2,509,029	1,777,194	430,636
—	438	—	39	—
6,300	39,298	17,900	11,465	1,800
—	—	—	—	—
—	8,709	1,792	7,032	—

—	30,674	5,007	1,462	—

637	11,264	2,823	2,302	267
7	24	20	10	1
18,014	31,009	6,560	7,849	18,041
1,658	6,481	11,337	7,678	2,218
—	2,294	735	60	—
—	—	—	—	—
—	—	—	—	—
—	—	147	—	—
436	359	215	—	4
—	—	6,737	1,899	—
13	17	20	10	13
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

1,781,845	5,041,074	2,562,322	1,817,000	452,980

—	—	1	—	—
—	350	—	—	—
19,871	52,433	13,472	8,965	17,575
3,100	3,665	1,832	947	100
1,117	3,499	2,120	1,870	293
105	226	82	176	45
—	804	387	29	—
—	—	—	—	—
—	384	253	2,647	—
—	—	—	—	—
—	—	—	—	—

—	13,648	635	72	—
—	—	—	38	—
—	—	—	—	—
—	—	—	—	—
270,743	186,953	110,508	121,453	40,913
—	—	—	—	—
—	—	—	—	—

294,936	261,962	129,290	136,197	58,926

$1,486,909	$4,779,112	$2,433,032	$1,680,803	$394,054

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	349

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2010

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,576	$545	$—	$—
Accumulated net realized gain (loss)	(1,251,921)	(1,302,594)	(38,421)	(126,331)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	546,037	354,120	16,923	12,854
Futures contracts	2,356	150	140	125
Options written	—	—	—	—
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—
Securities sold short	—	(31,664)	—	—
Investments matured	—	—	—	—
Foreign currency-related transactions	—	—	—	—
Other investments	—	—	—	—
Shares of beneficial interest	1,500	1,073	116	168
Additional paid-in capital	4,600,880	3,874,788	111,121	238,733

Net Assets	$3,900,428	$2,896,418	$89,879	$125,549

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$26.05	$26.98	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A(b)	$27.64	$28.63	$—	$—
Class A — Net assets	$25,461,335	$17,611,067	$—	$—
Class A — Shares outstanding ($.01 par value)	977,541	652,821	—	—
Net asset value per share: Class C(a)	$25.91	$26.91	$6.97	$7.28
Class C — Net assets	$76,345,347	$61,826,783	$5,456,259	$10,044,264
Class C — Shares outstanding ($.01 par value)	2,945,996	2,297,329	782,406	1,380,549
Net asset value per share: Class E(a)	$26.02	$26.96	$7.58	$7.48
Class E — Net assets	$88,999,072	$67,617,773	$5,795,348	$4,319,041
Class E — Shares outstanding ($.01 par value)	3,420,848	2,508,268	764,508	577,278
Net asset value per share: Class I(a)	$26.01	$26.98	$7.83	$7.50
Class I — Net assets	$969,214,349	$476,480,585	$46,926,123	$42,622,491
Class I — Shares outstanding ($.01 par value)	37,262,474	17,657,886	5,991,277	5,680,360
Net asset value per share: Class S(a)	$26.01	$27.00	$7.76	$7.49
Class S — Net assets	$1,367,749,632	$1,029,949,609	$31,700,796	$68,562,794
Class S — Shares outstanding ($.01 par value)	52,589,587	38,149,935	4,085,142	9,159,742
Net asset value per share: Class Y(a)	$25.99	$26.99	$—	$—
Class Y — Net assets	$1,372,658,002	$1,242,932,626	$—	$—
Class Y — Shares outstanding ($.01 par value)	52,813,782	46,056,973	—	—
Amounts in thousands

* Foreign currency holdings - cost	$—	$—	$—	$—
** Premiums received on options written	$—	$—	$—	$—
*** Securities on loan included in investments	$270,618	$—	$20,850	$13,047
**** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$—
****** Investments matured - cost	$—	$—	$—	$—
******* Proceeds on securities sold short	$—	$277,586	$—	$—

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(b)	Russell Global Credit Strategies Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund and Russell Tax Exempt Bond Fund’s maximum sales charge is 3.75%.
(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Credit Strategies Fund, Russell Global Infrastructure Fund and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

350	Statements of Assets and Liabilities

Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund

$4,397	$43,596	$4,190	$(16,656)	$849
(528,239)	(1,428,455)	(363,791)	(35,504)	(97,565)

250,934	595,769	269,179	467,571	53,236
1,759	6,064	4,825	8	689
—	—	—	—	—
—	—	—	—	—
—	—	—	(38)	—
—	—	—	—	—
—	—	—	—	—
—	—	(2)	—	—
—	17,480	4,468	1,611	—
—	—	—	(28)	—
724	1,530	2,879	821	216
1,757,334	5,543,128	2,511,284	1,263,018	436,629

$1,486,909	$4,779,112	$2,433,032	$1,680,803	$394,054

$20.39	$31.14	$8.41	$20.37	$18.15
$21.63	$33.04	$8.92	$21.61	$19.26
$13,078,375	$23,702,093	$7,732,431	$21,428,418	$728,895
641,421	761,141	919,429	1,051,808	40,163
$20.16	$30.85	$8.37	$19.20	$17.65
$32,499,121	$69,575,859	$12,471,116	$44,932,414	$10,995,500
1,611,716	2,255,392	1,489,327	2,339,904	622,813
$20.45	$31.19	$8.42	$20.41	$18.15
$30,701,736	$96,680,487	$36,041,449	$39,732,994	$19,744,492
1,501,605	3,100,116	4,279,016	1,946,475	1,087,806
$20.60	$31.23	$—	$—	$—
$216,196,857	$923,018,701	$—	$—	$—
10,496,460	29,553,884	—	—	—
$20.53	$31.19	$8.45	$20.50	$18.24
$647,423,947	$1,694,995,445	$1,080,409,863	$1,065,717,910	$362,585,045
31,533,593	54,341,710	127,895,582	51,985,557	19,883,511
$20.55	$31.26	$8.46	$20.54	$—
$547,009,138	$1,971,139,542	$1,296,377,440	$508,991,505	$—
26,624,635	63,047,765	153,271,200	24,776,825	—

$—	$8,656	$1,795	$6,906	$—
$—	$—	$—	$—	$—
$268,270	$180,164	$107,695	$115,381	$40,415
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	351

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2010

Amounts in thousands	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Credit Strategies Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Assets
Investments, at identified cost	$182,520	$672,545	$7,819,543	$1,999,426
Investments, at market***	209,498	675,740	7,885,329	2,030,757
Cash	—	—	2,070	—
Cash (restricted)	630	—	12,532	1,869
Deposits with brokers for securities sold short	—	—	—	—
Foreign currency holdings*	—	1,415	8,889	449
Unrealized appreciation on foreign currency exchange contracts	—	235	7,289	1,224
Receivables:
Dividends and interest	16	7,858	46,266	11,163
Dividends from affiliated Russell money market funds	—	16	83	5
Investments sold	736	—	1,266,289	198,263
Fund shares sold	169	1,829	17,892	1,962
Foreign taxes recoverable	—	25	—	—
From affiliates	—	—	—	—
From advisor	—	—	—	—
Investments matured******	—	—	4,557	616
Daily variation margin on futures contracts	54	—	41,678	104
Other receivable	—	—	466	—
Prepaid expenses	7	38	70	16
Unrealized appreciation on index swap contracts	—	—	—	—
Interest rate swap contracts, at market value*****	—	—	13,136	998
Credit default swap contracts, at market value****	—	404	10,763	1,365

Total assets	211,110	687,560	9,317,309	2,248,791

Liabilities
Payables:
Due to custodian	—	—	—	155
Due to broker	—	—	10,350	1,550
Investments purchased	645	65,745	1,782,631	513,944
Fund shares redeemed	101	1,054	9,565	2,362
Accrued fees to affiliates	148	281	3,989	591
Other accrued expenses	48	128	271	129
Daily variation margin on futures contracts	—	—	30,174	121
Dividends for securities sold short	—	—	—	—
Deferred tax liability	—	—	—	—
Income distribution	—	—	—	—
Other payable	—	—	171	—
Unrealized depreciation on foreign currency exchange contracts	—	269	8,368	723
Unrealized depreciation on index swaps	—	—	—	—
Options written, at market value**	—	—	8,759	1,002
Securities sold short, at market value*******	—	—	—	—
Payable upon return of securities loaned	61,253	—	287,056	64,597
Interest rate swap contracts, at market value*****	—	—	15,550	1,482
Credit default swap contracts, at market value****	—	—	1,136	1,496

Total liabilities	62,195	67,477	2,158,020	588,152

Net Assets	$148,915	$620,083	$7,159,289	$1,660,639

(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3. In Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

352	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

$1,059,812	$519,970	$961,173	$753,360	$1,572,723	$338,886
1,078,693	547,111	961,378	765,451	1,876,542	338,886	(1)
—	—	428	479	—	—
360	—	8,400	3,700	—	—
—	—	—	—	—	—
821	—	—	42	9,441	—

835	—	—	4,399	28	—

4,205	7,667	15	172	1,615	80

11	1	19	14	5	—
824	—	24,517	14,276	31,431	201
5,126	2,492	3,456	1,769	1,989	—
—	—	—	12	63	—
—	—	3	—	—	4
—	—	—	—	—	—
313	—	—	—	—	—
74	—	2,131	175	—	—
1	—	—	—	—	—
3	7	246	38	18	32
—	—	3,098	—	—	—
1,561	—	—	—	—	—
1,412	—	—	—	—	—

1,094,239	557,278	1,003,691	790,527	1,921,132	339,203

5	—	—	—	—	—
2,220	—	—	—	—	—
155,860	1,139	—	161,824	30,933	—
1,324	115	3,035	1,525	1,256	—
520	246	943	355	1,503	374
144	60	526	101	108	74
147	—	2,217	332	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	18
—	—	—	—	—	—

1,089	—	—	1,467	24	—
—	—	6	—	—	—
556	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	202,307	—
141	—	—	—	—	—
83	—	—	—	—	—

162,089	1,560	6,727	165,604	236,131	466

$932,150	$555,718	$996,964	$624,923	$1,685,001	$338,737

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	353

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2010

Amounts in thousands	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Credit Strategies Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$906	$9,607	$2,680
Accumulated net realized gain (loss)	(23,822)	200	167,357	48,439
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	26,978	3,195	65,786	31,331
Futures contracts	398	—	(3,397)	(387)
Options written	—	—	2,784	826
Credit default swap contracts	—	—	765	(352)
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	(1,556)	(445)
Securities sold short	—	—	—	—
Investments matured	—	—	(15,062)	(3,584)
Foreign currency-related transactions	—	(16)	(746)	509
Other investments	—	—	(1,865)	—
Shares of beneficial interest	112	614	6,397	727
Additional paid-in capital	145,249	615,184	6,929,219	1,580,895

Net Assets	$148,915	$620,083	$7,159,289	$1,660,639

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$13.06	$10.09	$11.24	$22.85
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A(b)	$13.86	$10.48	$11.68	$23.74
Class A — Net assets	$212,727	$233,964	$66,053,529	$1,001,974
Class A — Shares outstanding ($.01 par value)	16,288	23,189	5,875,589	43,858
Net asset value per share: Class C(a)	$12.02	$10.08	$11.24	$22.74
Class C — Net assets	$7,169,762	$663,600	$114,841,285	$38,798,098
Class C — Shares outstanding ($.01 par value)	596,418	65,821	10,214,527	1,706,418
Net asset value per share: Class E(a)	$13.06	$10.09	$11.17	$22.82
Class E — Net assets	$3,965,839	$885,110	$155,358,357	$54,743,048
Class E — Shares outstanding ($.01 par value)	303,579	87,714	13,903,781	2,399,013
Net asset value per share: Class I(a)	$—	$—	$11.14	$22.83
Class I — Net assets	$—	$—	$1,339,398,880	$428,647,307
Class I — Shares outstanding ($.01 par value)	—	—	120,227,167	18,779,669
Net asset value per share: Class S(a)	$13.34	$10.09	$11.27	$22.81
Class S — Net assets	$137,566,740	$247,803,903	$2,536,794,746	$456,447,043
Class S — Shares outstanding ($.01 par value)	10,312,588	24,557,919	225,175,662	20,010,376
Net asset value per share: Class Y(a)	$—	$10.09	$11.15	$22.84
Class Y — Net assets	$—	$370,496,476	$2,946,842,057	$681,001,495
Class Y — Shares outstanding ($.01 par value)	—	36,708,494	264,303,014	29,819,344
Amounts in thousands

* Foreign currency holdings - cost	$—	$1,403	$8,781	$445
** Premiums received on options written	$—	$—	$11,543	$1,828
*** Securities on loan included in investments	$60,120	$—	$340,826	$87,829
**** Credit default swap contracts - premiums paid (received)	$—	$404	$8,862	$221
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$(858)	$(39)
****** Investments matured - cost	$—	$—	$11,620	$4,200
******* Proceeds on securities sold short	$—	$—	$—	$—

(1)	Russell Money Market Fund investments at amortized cost which approximates value.
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(b)	Russell Global Credit Strategies Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund and Russell Tax Exempt Bond Fund’s maximum sales charge is 3.75%.
(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.
(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Credit Strategies Fund, Russell Global Infrastructure Fund and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

354	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

$(115)	$1,467	$132,942	$(572)	$7,637	$314
(5,448)	(5,494)	360	4,611	(141,309)	(1)

18,881	27,141	205	12,091	303,818	—
(307)	—	(409)	(26)	—	—
713	—	—	—	—	—
638	—	—	—	—	—
—	—	3,092	—	—	—
1,585	—	—	—	—	—
—	—	—	—	—	—
(1,066)	—	—	—	—	—
(243)	—	—	2,878	(37)	—
(5)	—	—	—	—	—
478	246	856	599	472	3,386
917,039	532,358	859,918	605,342	1,514,420	335,038

$932,150	$555,718	$996,964	$624,923	$1,685,001	$338,737

$19.48	$22.64	$11.65	$10.42	$35.24	$1.00

$20.24	$23.52	$12.36	$11.06	$37.39	$1.00
$25,171,000	$1,791,025	$5,144,153	$330,386	$25,564,234	$78,129,115
1,291,854	79,095	441,672	31,707	725,371	77,993,153
$19.41	$22.53	$11.61	$10.42	$34.52	$—
$109,450,325	$28,300,937	$3,323,361	$759,791	$53,154,909	$—
5,638,517	1,256,194	286,193	72,936	1,539,881	—
$19.52	$22.61	$11.64	$10.42	$35.26	$—
$26,856,171	$33,041,967	$14,962,196	$1,014,867	$38,484,022	$—
1,375,920	1,461,701	1,285,945	97,359	1,091,383	—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
$19.49	$22.57	$11.65	$10.42	$35.77	$1.00
$545,703,867	$492,584,250	$428,346,831	$254,349,975	$1,168,038,752	$260,608,038
28,002,202	21,823,419	36,765,889	24,400,978	32,656,128	260,524,784
$19.49	$—	$11.65	$10.42	$35.76	$—
$224,969,071	$—	$545,187,416	$368,467,836	$399,759,368	$—
11,542,477	—	46,782,555	35,345,191	11,177,547	—

$820	$—	$—	$42	$9,445	$—
$1,269	$—	$—	$—	$—	$—
$—	$—	$—	$—	$196,167	$—

$691	$—	$—	$—	$—	$—
$(165)	$—	$—	$—	$—	$—
$1,379	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	355

Russell Investment Company

Russell Funds

Statements of Operations — For the Period Ended October 31, 2010

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Investment Income
Dividends	$71,268	$83,712
Dividends from affiliated Russell money market funds	282	129
Interest	22	—
Securities lending income	386	—
Less foreign taxes withheld	—	—

Total investment income	71,958	83,841

Expenses
Advisory fees	24,911	21,270
Administrative fees	2,265	1,934
Custodian fees	717	676
Distribution fees - Class A	58	45
Distribution fees - Class C	605	512
Transfer agent fees - Class A	42	32
Transfer agent fees - Class C	145	123
Transfer agent fees - Class E	167	134
Transfer agent fees - Class I	935	617
Transfer agent fees - Class S	2,686	2,315
Transfer agent fees - Class Y	83	79
Professional fees	201	187
Registration fees	200	151
Shareholder servicing fees - Class C	202	171
Shareholder servicing fees - Class E	232	187
Trustees’ fees	111	96
Printing fees	230	140
Dividends from securities sold short	—	3,772
Interest expense paid on securities sold short	—	3,722
Miscellaneous	54	61

Expenses before reductions	33,844	36,224
Expense reductions	(247)	(205)

Net expenses	33,597	36,019

Net investment income (loss)	38,361	47,822

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (For Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	260,326	257,024
Net increase from payments by affiliates	—	—
Futures contracts	37,499	35,554
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Investments matured	—	—
Securities sold short	—	(93,449)
Foreign currency-related transactions	(24)	—
Other investments	—	—

Net realized gain (loss)	297,801	199,129

Net change in unrealized appreciation (depreciation) on:
Investments (For Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	272,831	276,590
Futures contracts	2,079	648
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Investments matured	—	—
Securities sold short	—	(14,857)
Foreign currency-related transactions	—	—
Other investments	—	—

Net change in unrealized appreciation (depreciation)	274,910	262,381

Net realized and unrealized gain (loss)	572,711	461,510

Net Increase (Decrease) in Net Assets from Operations	$611,072	$509,332

See accompanying notes which are an integral part of the financial statements.

356	Statements of Operations

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund

$863	$2,472	$18,861	$115,317	$28,977	$31,983	$4,903
3	5	55	266	102	45	12
—	—	—	8	—	536	—
13	26	1,248	3,196	472	561	30
—	—	—	(9,945)	(1,812)	(3,296)	—

879	2,503	20,164	108,842	27,739	29,829	4,945

730	1,028	10,421	31,236	15,039	15,461	2,560
46	73	744	2,231	792	672	183
73	93	318	1,680	520	1,419	72
—	—	28	54	15	38	1
43	80	244	543	78	286	94
—	—	20	39	11	27	1
10	19	59	130	19	69	22
10	9	60	161	46	61	30
46	45	224	896	—	—	—
59	155	1,091	2,650	1,217	1,571	604
—	—	26	84	38	17	—
43	49	117	322	121	171	47
60	71	110	180	102	138	78
14	27	81	181	26	95	31
14	12	83	224	63	85	42
2	4	36	108	37	32	9
12	32	146	179	115	188	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
5	12	24	75	11	35	8

1,167	1,709	13,832	40,973	18,250	20,365	3,782
(199)	—	(37)	(251)	—	—	(292)

968	1,709	13,795	40,722	18,250	20,365	3,490

(89)	794	6,369	68,120	9,489	9,464	1,455

7,533	13,050	146,399	11,644	43,097	118,802	48,051
—	—	—	—	—	—	—
408	568	11,188	6,814	6,178	4,222	1,147
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	125	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(7)	(1,907)	(1,420)	931	—
—	—	—	—	—	—	—

7,941	13,618	157,580	16,551	47,855	124,080	49,198

7,194	5,178	171,368	381,860	201,987	187,566	7,223
179	304	5,020	16,484	6,092	1,223	883
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	545	—
—	—	—	—	—	—	—
—	—	—	—	(2)	—	—
—	—	—	—	—	—	—
—	—	—	4,567	3,863	277	—
—	—	—	—	—	(35)	—

7,373	5,482	176,388	402,911	211,940	189,576	8,106

15,314	19,100	333,968	419,462	259,795	313,656	57,304

$15,225	$19,894	$340,337	$487,582	$269,284	$323,120	$58,759

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	357

Russell Investment Company

Russell Funds

Statements of Operations, continued — For the Period Ended October 31, 2010

Amounts in thousands	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Global Credit Strategies Fund

Investment Income
Dividends	$1,577	$—
Dividends from affiliated Russell money market funds	7	16
Interest	—	1,640
Securities lending income	136	—
Less foreign taxes withheld	—	(36)

Total investment income	1,720	1,620

Expenses
Advisory fees	1,394	353
Administrative fees	71	18
Custodian fees	66	28
Distribution fees - Class A	—	—
Distribution fees - Class C	56	—
Transfer agent fees - Class A	—	—
Transfer agent fees - Class C	13	—
Transfer agent fees - Class E	7	—
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	236	13
Transfer agent fees - Class Y	—	1
Professional fees	49	92
Registration fees	62	8
Shareholder servicing fees - Class C	19	—
Shareholder servicing fees - Class E	8	—
Trustees’ fees	4	1
Printing fees	8	4
Dividends from securities sold short	—	—
Interest expense paid on securities sold short	—	—
Miscellaneous	5	7

Expenses before reductions	1,998	525
Expense reductions	(150)	(105)

Net expenses	1,848	420

Net investment income (loss)	(128)	1,200

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (For Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	11,228	195
Net increase from payments by affiliates	—	—
Futures contracts	903	—
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Investment matured	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	(288)
Other investments	—	—

Net realized gain (loss)	12,131	(93)

Net change in unrealized appreciation (depreciation) on:
Investments (For Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	19,839	3,195
Futures contracts	737	—
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Investment matured	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	(16)
Other investments	—	—

Net change in unrealized appreciation (depreciation)	20,576	3,179

Net realized and unrealized gain (loss)	32,707	3,086

Net Increase (Decrease) in Net Assets from Operations	$32,579	$4,286

(c)	The Statement of Operations for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3. In Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

358	Statements of Operations

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund

$1,732	$233	$38	$—	$—	$432	$75,262
528	147	78	15	94	14	46
334,150	43,627	23,422	19,670	494	10	1
303	74	—	—	—	—	585
—	—	—	—	—	(44)	(323)

336,713	44,081	23,538	19,685	588	412	75,571

37,394	3,568	3,444	1,551	4,282	442	14,499
3,739	714	383	258	171	18	906
1,559	447	306	82	177	25	422
128	—	49	1	1	—	53
836	281	592	203	4	—	381
92	—	36	1	1	—	38
201	67	142	49	1	—	91
273	92	40	52	3	—	73
1,346	409	—	—	—	—	—
4,321	555	822	827	195	13	2,114
149	28	8	—	8	1	23
243	136	105	85	300	68	85
248	169	218	117	150	9	124
279	94	197	68	1	—	127
379	128	55	73	5	—	102
172	34	18	12	50	2	45
77	3	29	—	30	4	302
—	—	—	—	—	—	—
—	—	—	—	—	—	—
108	24	20	8	18	6	26

51,544	6,749	6,464	3,387	5,397	588	19,411
(3,134)	(121)	(501)	(412)	(1,598)	(121)	—

48,410	6,628	5,963	2,975	3,799	467	19,411

288,303	37,453	17,575	16,710	(3,211)	(55)	56,160

90,389	26,892	14,327	479	9	1,637	423,876
—	—	—	—	—	—	—
119,366	22,540	2,128	—	612	2,974	—
9,438	2,939	968	—	—	—	—
3,107	272	719	—	—	—	—
—	—	—	—	135,892	—	—
15,720	1,022	2,338	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(5,736)	114	(181)	—	—	(517)	(965)
—	—	—	—	—	—	—

232,284	53,779	20,299	479	136,513	4,094	422,911

446,350	61,288	12,290	14,943	205	12,091	73,472
(25,658)	(4,084)	(1,163)	—	(409)	(26)	—
90	550	606	—	—	—	—
7,513	507	610	—	—	—	—
—	—	—	—	3,092	—	—
(11,844)	(1,222)	(580)	—	—	—	—
(6,131)	(1,393)	(1,066)	—	—	—	—
—	—	—	—	—	—	—
33	432	(122)	—	—	2,878	(32)
(3,579)	—	(22)	—	—	—	—

406,774	56,078	10,553	14,943	2,888	14,943	73,440

639,058	109,857	30,852	15,422	139,401	19,037	496,351

$927,361	$147,310	$48,427	$32,132	$136,190	$18,982	$552,511

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	359

Russell Investment Company

Russell Funds

Statements of Operations, continued — For the Period Ended October 31, 2010

Amounts in thousands	Russell Money Market Fund

Investment Income
Dividends	$—
Dividends from affiliated Russell money market funds	—
Interest	928
Securities lending income	—
Less foreign taxes withheld	—

Total investment income	928

Expenses
Advisory fees	1,039
Administrative fees	259
Custodian fees	56
Distribution fees - Class A	—
Distribution fees - Class C	—
Transfer agent fees - Class A	201
Transfer agent fees - Class C	—
Transfer agent fees - Class E	—
Transfer agent fees - Class I	—
Transfer agent fees - Class S	730
Transfer agent fees - Class Y	—
Professional fees	124
Registration fees	34
Shareholder servicing fees - Class C	—
Shareholder servicing fees - Class E	—
Trustees’ fees	6
Printing fees	(172)
Dividends paid on securities sold short	—
Interest expense paid on securities sold short	—
Miscellaneous	25

Expenses before reductions	2,302
Expense reductions	(1,659)

Net expenses	643

Net investment income (loss)	285

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	(688)
Net increase from payments by affiliates	1,860
Futures contracts	—
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Investments matured	—
Securities sold short	—
Foreign currency-related transactions	—
Other investments	—

Net realized gain (loss)	1,172

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	—
Futures contracts	—
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Investments matured	—
Securities sold short	—
Foreign currency-related transactions	—
Other investments	—

Net change in unrealized appreciation (depreciation)	—

Net realized and unrealized gain (loss)	1,172

Net Increase (Decrease) in Net Assets from Operations	$1,457

See accompanying notes which are an integral part of the financial statements.

360	Statements of Operations

(This page intentionally left blank)

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Russell U.S. Core Equity Fund		Russell U.S. Quantitative Equity Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$38,361	$47,467	$47,822	$58,422
Net realized gain (loss)	297,801	(990,798)	199,129	(1,131,684)
Net change in unrealized appreciation (depreciation)	274,910	1,352,743	262,381	1,400,691

Net increase (decrease) in net assets from operations	611,072	409,412	509,332	327,429

Distributions
From net investment income
Class A	(128)	(172)	(183)	(173)
Class C	(6)	(250)	(202)	(285)
Class E	(593)	(936)	(822)	(1,020)
Class I	(8,223)	(9,667)	(8,314)	(10,431)
Class S	(11,767)	(14,148)	(16,293)	(16,261)
Class Y	(17,438)	(24,766)	(24,140)	(27,712)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(38,155)	(49,939)	(49,954)	(55,882)

Share Transactions
Net increase (decrease) in net assets from share transactions	(1,147,125)	(130,854)	(1,799,245)	(162,007)

Total Net Increase (Decrease) in Net Assets	(574,208)	228,619	(1,339,867)	109,540

Net Assets
Beginning of period	4,474,636	4,246,017	4,236,285	4,126,745

End of period	$3,900,428	$4,474,636	$2,896,418	$4,236,285

Undistributed (overdistributed) net investment income included in net assets	$1,576	$1,388	$545	$2,677

See accompanying notes which are an integral part of the financial statements.

362	Statements of Changes in Net Assets

Russell U.S. Growth Fund		Russell U.S. Value Fund		Russell U.S. Small & Mid Cap Fund		Russell International Developed Markets Fund
2010	2009	2010	2009	2010	2009	2010	2009

$(89)	$241	$794	$2,012	$6,369	$9,211	$68,120	$75,575
7,941	(21,892)	13,618	(56,191)	157,580	(385,664)	16,551	(739,585)
7,373	36,141	5,482	69,162	176,388	492,508	402,911	1,466,126

15,225	14,490	19,894	14,983	340,337	116,055	487,582	802,116

—	—	—	—	(27)	(30)	(678)	—
—	—	—	(56)	—	(36)	(1,951)	—
—	(5)	(17)	(67)	(118)	(92)	(2,948)	—
(69)	(336)	(307)	(696)	(1,164)	(942)	(32,300)	—
(3)	(129)	(517)	(1,317)	(2,706)	(2,029)	(47,638)	—
—	—	—	—	(3,598)	(2,703)	(65,231)	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(72)	(470)	(841)	(2,136)	(7,613)	(5,832)	(150,746)	—

(19,754)	(33,982)	(43,193)	(47,365)	(207,317)	(66,590)	213,845	(312,657)

(4,601)	19,962	(24,140)	(34,518)	125,407	43,633	550,681	489,459

94,480	114,442	149,689	184,207	1,361,502	1,317,869	4,228,431	3,738,972

$89,879	$94,480	$125,549	$149,689	$1,486,909	$1,361,502	$4,779,112	$4,228,431

$—	$72	$—	$24	$4,397	$5,640	$43,596	$117,139

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	363

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Global Equity Fund		Russell Emerging Markets Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$9,489	$13,628	$9,464	$9,244
Net realized gain (loss)	47,855	(207,369)	124,080	(134,444)
Net change in unrealized appreciation (depreciation)	211,940	369,956	189,576	632,857

Net increase (decrease) in net assets from operations	269,284	176,215	323,120	507,657

Distributions
From net investment income
Class A	(60)	(59)	(324)	—
Class C	(37)	(14)	(741)	—
Class E	(167)	(120)	(861)	—
Class I	—	—	—	—
Class S	(5,794)	(4,698)	(22,342)	—
Class Y	(7,470)	(7,130)	(10,330)	—
From net realized gain
Class A	—	—	—	(346)
Class C	—	—	—	(1,147)
Class E	—	—	—	(829)
Class I	—	—	—	—
Class S	—	—	—	(23,557)
Class Y	—	—	—	(14,874)
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(13,528)	(12,021)	(34,598)	(40,753)

Share Transactions
Net increase (decrease) in net assets from share transactions	1,214,792	5,845	174,274	(125,175)

Total Net Increase (Decrease) in Net Assets	1,470,548	170,039	462,796	341,729

Net Assets
Beginning of period	962,484	792,445	1,218,007	876,278

End of period	$2,433,032	$962,484	$1,680,803	$1,218,007

Undistributed (overdistributed) net investment income included in net assets	$4,190	$9,348	$(16,656)	$707

*	For the period October 1, 2010 (date of first issue) to October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

364	Statements of Changes in Net Assets

Russell Tax-Managed U.S. Large Cap Fund		Russell Tax-Managed U.S. Mid & Small Cap Fund		Russell Global Credit Strategies Fund
2010	2009	2010	2009	2010*

$1,455	$3,016	$(128)	$282	$1,200
49,198	(43,359)	12,131	(20,605)	(93)
8,106	76,012	20,576	31,172	3,179

58,759	35,669	32,579	10,849	4,286

—	—	—	—	—
—	(11)	—	—	—
(76)	(138)	—	(14)	—
—	—	—	—	—
(2,254)	(4,396)	(118)	(1,096)	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

(2,330)	(4,545)	(118)	(1,110)	—

(3,820)	(47,316)	(13,175)	(34,372)	615,797

52,609	(16,192)	19,286	(24,633)	620,083

341,445	357,637	129,629	154,262	—

$394,054	$341,445	$148,915	$129,629	$620,083

$849	$1,724	$—	$—	$906

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	365

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Strategic Bond Fund		Russell Investment Grade Bond Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$288,303	$339,991	$37,453	$44,905
Net realized gain (loss)	232,284	(40,748)	53,779	20,415
Net change in unrealized appreciation (depreciation)	406,774	825,721	56,078	111,607

Net increase (decrease) in net assets from operations	927,361	1,124,964	147,310	176,927

Distributions
From net investment income
Class A	(1,973)	(1,433)	(2)	—
Class C	(3,561)	(4,137)	(757)	(1,112)
Class E	(6,139)	(6,700)	(1,438)	(1,768)
Class I	(58,010)	(66,042)	(12,654)	(16,415)
Class S	(99,539)	(97,075)	(7,927)	(5,182)
Class Y	(149,681)	(165,478)	(17,879)	(18,920)
From net realized gain
Class A	—	(109)	—	—
Class C	—	(410)	(148)	—
Class E	—	(603)	(187)	—
Class I	—	(5,577)	(1,618)	—
Class S	—	(8,216)	(532)	—
Class Y	—	(13,184)	(1,486)	—
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	318,903	(368,964)	(44,628)	(43,397)

Share Transactions
Net increase (decrease) in net assets from share transactions	(751,032)	(122,243)	598,574	(272,126)

Total Net Increase (Decrease) in Net Assets	(142,574)	633,757	701,256	138,596

Net Assets
Beginning of period	7,301,863	6,668,106	959,383	1,097,979

End of period	$7,159,289	$7,301,863	$1,660,639	$959,383

Undistributed (overdistributed) net investment income included in net assets	$9,607	$31,921	$2,680	$5,025

**	For the period July 1, 2010 (date of first issue) to October 31, 2010.
***	For the period October 1, 2010 (date of first issue) to October 31, 2010.
(c)	The Statement of Changes in Net Assets for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

366	Statements of Changes in Net Assets

Russell Short Duration Bond Fund		Russell Tax Exempt Bond Fund		Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund
2010	2009	2010	2009	2010**	2010***

$17,575	$16,951	$16,710	$14,096	$(3,211)	$(55)
20,299	(8,961)	479	217	136,513	4,094
10,553	50,060	14,943	25,208	2,888	14,943

48,427	58,050	32,132	39,521	136,190	18,982

(541)	(346)	(12)	—	—	—
(1,565)	(747)	(626)	(493)	—	—
(604)	(484)	(872)	(648)	—	—
—	—	—	—	—	—
(13,478)	(10,265)	(15,038)	(12,892)	—	—
(5,780)	(4,425)	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(21,968)	(16,267)	(16,548)	(14,033)	—	—

315,644	163,625	80,351	32,625	860,774	605,941

342,103	205,408	95,935	58,113	996,964	624,923

590,047	384,639	459,783	401,670	—	—

$932,150	$590,047	$555,718	$459,783	$996,964	$624,923

$(115)	$3,115	$1,467	$1,305	$132,942	$(572)

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	367

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Global Real Estate Securities Fund		Russell Money Market Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$56,160	$49,504	$285	$23,336
Net realized gain (loss)	422,911	(382,498)	1,172	250,551
Net change in unrealized appreciation (depreciation)	73,440	451,436	—	(248,865)

Net increase (decrease) in net assets from operations	552,511	118,442	1,457	25,022

Distributions
From net investment income
Class A	(554)	(431)	(1)	(1,593)
Class C	(979)	(1,011)	—	—
Class E	(1,048)	(1,029)	—	—
Class I	—	—	—	—
Class S	(33,312)	(27,630)	(6)	(21,732)
Class Y	(14,384)	(18,678)	—	—
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(50,277)	(48,779)	(7)	(23,325)

Share Transactions
Net increase (decrease) in net assets from share transactions	(480,796)	138,859	(2,240,353)	(2,713,533)

Total Net Increase (Decrease) in Net Assets	21,438	208,522	(2,238,903)	(2,711,836)

Net Assets
Beginning of period	1,663,563	1,455,041	2,577,640	5,289,476

End of period	$1,685,001	$1,663,563	$338,737	$2,577,640

Undistributed (overdistributed) net investment income included in net assets	$7,637	$1,593	$314	$36

See accompanying notes which are an integral part of the financial statements.

368	Statements of Changes in Net Assets

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Statement of Cash Flows — For the Period Ended October 31, 2010

Increase (Decrease) in Cash

Cash flows from operating activities
Net increase in net assets from operations	$509,332
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(4,997,088)
Proceeds from disposition of investment securities	6,622,338
Sale of short-term investment securities, net	147,010
Decrease in cash collateral for futures contracts	20,000
Decrease in receivables for dividends and interest	1,590
Decrease in receivables for investments sold	16,265
Increase in receivables for daily variation margin on futures contracts	(65)
Increase in prepaid expenses	(17)
Decrease in payables for investments purchased	(41,421)
Decrease in payables for accrued fees to affiliates	(693)
Decrease in payables for other accrued expenses	(87)
Decrease in payables for dividends from securities sold short	(130)
Decrease in payables for daily variation margin on futures contracts	(5,726)
Change in unrealized appreciation on securities on investments	(261,733)
Net realized loss on investments	(163,575)

Net cash provided by operating activities	1,846,000

Cash flows from financing activities
Proceeds from shares sold	516,566
Payments for shares redeemed	(2,360,714)
Cash distributions paid	(1,852)

Net cash used in financing activities	(1,846,000)

Net increase in cash	—
Cash
Beginning balance	—

Ending balance	$—

See accompanying notes which are an integral part of the financial statements.

Statement of Cash Flows	369

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Core Equity Fund
Class A
October 31, 2010	22.76	.13		3.29	3.42	(.13)	—	—
October 31, 2009	20.73	.17		2.05	2.22	(.19)	—	—
October 31, 2008(4)	28.57	.03		(7.85)	(7.82)	(.02)	—	—
Class C
October 31, 2010	22.69	(.05)		3.27	3.22	— (f)	—	—
October 31, 2009	20.71	.03		2.01	2.04	(.06)	—	—
October 31, 2008(4)	28.57	—	(f)	(7.85)	(7.85)	(.01)	—	—
Class E
October 31, 2010	22.73	.16		3.29	3.45	(.16)	—	—
October 31, 2009	20.73	.20		2.01	2.21	(.21)	—	—
October 31, 2008	38.09	.31		(14.35)	(14.04)	(.35)	(2.97)	—
October 31, 2007	33.51	.29		6.08	6.37	(.28)	(1.51)	—
October 31, 2006	30.81	.25		3.96	4.21	(.24)	(1.27)	—
Class I
October 31, 2010	22.72	.21		3.30	3.51	(.22)	—	—
October 31, 2009	20.73	.25		2.00	2.25	(.26)	—	—
October 31, 2008	38.08	.41		(14.37)	(13.96)	(.42)	(2.97)	—
October 31, 2007	33.49	.37		6.10	6.47	(.37)	(1.51)	—
October 31, 2006	30.79	.32		3.96	4.28	(.31)	(1.27)	—
Class S
October 31, 2010	22.72	.19		3.29	3.48	(.19)	—	—
October 31, 2009	20.72	.22		2.01	2.23	(.23)	—	—
October 31, 2008(4)	28.56	.05		(7.87)	(7.82)	(.02)	—	—
Class Y
October 31, 2010	22.71	.23		3.29	3.52	(.24)	—	—
October 31, 2009	20.71	.25		2.02	2.27	(.27)	—	—
October 31, 2008	38.07	.37		(14.33)	(13.96)	(.43)	(2.97)	—
October 31, 2007	33.49	.39		6.09	6.48	(.39)	(1.51)	—
October 31, 2006	30.77	.34		3.98	4.32	(.33)	(1.27)	—

See accompanying notes which are an integral part of the financial statements.

370	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.13)	26.05	15.10	25,461	1.06	1.06	.52	97
(.19)	22.76	10.87	20,849	1.07	1.07	.85	125
(.02)	20.73	(27.38)	16,179	1.09	1.10	.73	121

—	25.91	14.24	76,345	1.81	1.81	(.22)	97
(.06)	22.69	9.92	82,018	1.81	1.81	.14	125
(.01)	20.71	(27.49)	86,199	1.83	1.84	—	121

(.16)	26.02	15.23	88,999	.95	1.06	.63	97
(.21)	22.73	10.84	94,835	.94	1.07	1.01	125
(3.32)	20.73	(40.01)	94,785	.95	1.00	1.07	121
(1.79)	38.09	19.82	49,355	.93	.95	.82	113
(1.51)	33.51	14.07	43,911	.93	.96	.78	98

(.22)	26.01	15.52	969,214	.72	.73	.86	97
(.26)	22.72	11.08	809,999	.69	.74	1.27	125
(3.39)	20.73	(39.85)	872,188	.70	.73	1.37	121
(1.88)	38.08	20.17	1,396,706	.68	.70	1.07	113
(1.58)	33.49	14.34	1,095,931	.71	.73	1.01	98

(.19)	26.01	15.40	1,367,750	.81	.81	.77	97
(.23)	22.72	10.99	1,418,555	.82	.82	1.11	125
(.02)	20.72	(27.39)	1,249,003	.83	.85	1.01	121

(.24)	25.99	15.57	1,372,658	.64	.64	.96	97
(.27)	22.71	11.18	2,048,380	.64	.64	1.29	125
(3.40)	20.71	(39.87)	1,927,663	.66	.67	1.35	121
(1.90)	38.07	20.23	575,655	.63	.65	1.12	113
(1.60)	33.49	14.48	504,168	.64	.66	1.07	98

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	371

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Quantitative Equity Fund
Class A
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—	—
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—	—
October 31, 2008(4)	30.15	.01	(7.88)	(7.87)	(.02)	—	—
Class C
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	—
October 31, 2008(4)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	—
Class E
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)	—
October 31, 2006	35.20	.35	5.02	5.37	(.35)	(.87)	—
Class I
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)	—
October 31, 2006	35.20	.44	5.03	5.47	(.44)	(.87)	—
Class S
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	—
October 31, 2008(4)	30.18	.02	(7.88)	(7.86)	(.02)	—	—
Class Y
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—	—
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—	—
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)	—
October 31, 2006	35.20	.46	5.02	5.48	(.45)	(.87)	—

See accompanying notes which are an integral part of the financial statements.

372	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.00	2.01	(.43)	118

(.29)	26.96	13.99	67,618	1.15	1.26	1.01	102
(.27)	23.92	8.86	79,008	1.18	1.31	1.35	115
(3.98)	22.26	(38.26)	86,593	1.15	1.20	.94	118
(3.17)	40.29	11.11	61,842	1.07	1.09	.79	121
(1.22)	39.35	15.56	56,703	.94	.96	.93	106

(.35)	26.98	14.22	476,481	.91	.93	1.26	102
(.32)	23.95	9.12	736,767	.93	.98	1.62	115
(4.04)	22.29	(38.11)	815,038	.93	.96	1.22	118
(3.27)	40.30	11.40	1,369,379	.82	.84	1.04	121
(1.31)	39.36	15.87	1,201,844	.70	.72	1.18	106

(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.00	1.02	.36	118

(.37)	26.99	14.30	1,242,933	.83	.83	1.35	102
(.33)	23.96	9.21	1,975,524	.88	.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415	.85	.86	1.27	118
(3.28)	40.30	11.44	371,457	.77	.79	1.09	121
(1.32)	39.36	15.93	393,292	.64	.67	1.23	106

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	373

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Growth Fund
Class C
October 31, 2010	5.96	(.07)	1.08	1.01	—	—	—
October 31, 2009	5.09	(.04)	.91	.87	—	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	—
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
October 31, 2006	7.45	(.09)	.48	.39	—	—	—
Class E
October 31, 2010	6.43	(.02)	1.17	1.15	—	—	—
October 31, 2009	5.46	— (f)	.98	.98	(.01)	—	—
October 31, 2008	9.72	— (f)	(3.85)	(3.85)	—	(.41)	—
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
October 31, 2006	7.76	(.03)	.52	.49	—	—	—
Class I
October 31, 2010	6.62	— (f)	1.22	1.22	(.01)	—	—
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—	—
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	—
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
October 31, 2006	7.91	.01	.52	.53	—	—	—
Class S
October 31, 2010	6.56	(.01)	1.21	1.20	— (f)	—	—
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—	—
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	—
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
October 31, 2006	7.87	(.01)	.52	.51	—	—	—
Russell U.S. Value Fund
Class C
October 31, 2010	6.43	(.03)	.88	.85	— (f)	—	—
October 31, 2009	5.69	.02	.75	.77	(.03)	—	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
Class E
October 31, 2010	6.58	.03	.90	.93	(.03)	—	—
October 31, 2009	5.82	.06	.76	.82	(.06)	—	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
Class I
October 31, 2010	6.60	.05	.90	.95	(.05)	—	—
October 31, 2009	5.84	.08	.76	.84	(.08)	—	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
Class S
October 31, 2010	6.58	.04	.91	.95	(.04)	—	—
October 31, 2009	5.82	.08	.76	.84	(.08)	—	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—

See accompanying notes which are an integral part of the financial statements.

374	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	6.97	16.95	5,456	2.05	2.24	(1.08)	111
—	5.96	17.09	5,770	2.11	2.18	(.76)	118
(.41)	5.09	(41.76)	6,211	2.21	2.31	(.90)	120
—	9.17	16.96	11,204	2.23	2.27	(1.14)	138
—	7.84	5.23	9,764	2.22	2.27	(1.20)	148

—	7.58	17.88	5,795	1.30	1.49	(.34)	111
(.01)	6.43	17.90	5,381	1.36	1.43	(.02)	118
(.41)	5.46	(41.23)	5,308	1.37	1.48	(.06)	120
—	9.72	17.82	7,104	1.37	1.41	(.28)	138
—	8.25	6.31	6,590	1.36	1.42	(.34)	148

(.01)	7.83	18.44	46,926	.92	1.16	.05	111
(.03)	6.62	18.34	49,355	.98	1.11	.38	118
(.41)	5.63	(41.05)	58,509	.98	1.13	.33	120
—	9.98	18.25	113,989	1.00	1.06	.09	138
—	8.44	6.75	90,953	.95	1.13	.07	148

—	7.76	18.30	31,701	1.05	1.24	(.09)	111
(.02)	6.56	18.15	33,974	1.11	1.19	.25	118
(.41)	5.57	(41.19)	44,414	1.19	1.30	.12	120
—	9.89	18.02	79,962	1.16	1.20	(.07)	138
—	8.38	6.48	71,433	1.15	1.21	(.13)	148

—	7.28	13.07	10,044	2.10	2.10	(.40)	97
(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128
(.67)	12.44	17.01	26,168	2.11	2.11	.08	87

(.03)	7.48	14.10	4,319	1.35	1.35	.37	97
(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128
(.75)	12.66	18.15	10,871	1.27	1.27	.91	87

(.05)	7.50	14.43	42,623	1.03	1.03	.68	97
(.08)	6.60	14.79	44,600	.96	.96	1.48	111
(2.12)	5.84	(45.86)	54,530	.98	.98	1.69	156
(.90)	13.13	10.97	139,538	.94	.94	1.21	128
(.79)	12.69	18.47	131,494	.94	.94	1.26	87

(.04)	7.49	14.38	68,563	1.11	1.11	.59	97
(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128
(.77)	12.67	18.32	253,586	1.09	1.10	1.09	87

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	375

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Small & Mid Cap Fund
Class A
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—	—
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—	—
October 31, 2008(4)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2010	16.18	(.12)	4.10	3.98	—	—	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—	—
October 31, 2008(4)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—	—
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—	—
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	—
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)	—
October 31, 2006	38.43	.02	5.76	5.78	—	(10.05)	—
Class I
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—	—
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—	—
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	—
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)	—
October 31, 2006	38.57	.09	5.79	5.88	(.09)	(10.05)	—
Class S
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—	—
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—	—
October 31, 2008(4)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—	—
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—	—
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	—
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)	—
October 31, 2006	38.58	.12	5.79	5.91	(.12)	(10.05)	—

See accompanying notes which are an integral part of the financial statements.

376	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.05)	20.39	25.58	13,078	1.23	1.23	.12	99
(.06)	16.28	9.37	9,278	1.24	1.24	.40	153
—	14.95	(31.89)	6,982	1.37	1.38	.47	163

—	20.16	24.60	32,499	1.98	1.98	(.63)	99
(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153
—	14.93	(31.98)	33,486	2.11	2.13	(.28)	163

(.06)	20.45	25.71	30,702	1.12	1.23	.24	99
(.03)	16.32	9.44	33,923	1.10	1.23	.61	153
(4.99)	14.95	(43.26)	40,553	1.17	1.22	.60	163
(7.01)	31.79	15.98	38,520	1.13	1.15	.17	143
(10.05)	34.16	17.91	39,987	1.11	1.14	.07	155

(.09)	20.60	26.03	216,197	.90	.90	.45	99
(.06)	16.43	9.62	211,299	.91	.91	.82	153
(5.08)	15.05	(43.08)	260,535	.97	.99	.77	163
(7.05)	31.98	16.21	480,645	.93	.95	.38	143
(10.14)	34.31	18.17	471,745	.91	.94	.27	155

(.08)	20.53	25.84	647,424	.98	.98	.37	99
(.07)	16.39	9.58	530,812	.98	.99	.68	153
—	15.03	(31.87)	475,057	1.10	1.11	.73	163

(.11)	20.55	26.08	547,009	.80	.80	.55	99
(.08)	16.39	9.74	545,845	.81	.81	.87	153
(5.13)	15.02	(43.09)	501,256	.92	.93	.97	163
(7.08)	31.98	16.30	93,321	.83	.85	.47	143
(10.17)	34.32	18.31	111,605	.82	.85	.36	155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	377

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell International Developed Markets Fund
Class A
October 31, 2010	29.09	.34	2.67	3.01	(.96)	—	—
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(4)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2010	28.83	.12	2.65	2.77	(.75)	—	—
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(4)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2010	29.12	.37	2.68	3.05	(.98)	—	—
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
October 31, 2006	40.45	.87	9.87	10.74	(.68)	—	—
Class I
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	—	—
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
October 31, 2006	40.47	1.00	9.86	10.86	(.78)	—	—
Class S
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	—	—
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(4)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	—	—
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—
October 31, 2006	40.47	.92	9.96	10.88	(.79)	—	—

See accompanying notes which are an integral part of the financial statements.

378	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.31	1.32	1.27	100

(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.05	2.06	.53	100

(.98)	31.19	10.75	96,680	1.13	1.24	1.29	91
—	29.12	22.57	88,476	1.12	1.25	1.88	115
(10.12)	23.76	(48.26)	83,902	1.17	1.22	2.04	100
(6.47)	56.97	28.47	61,533	1.16	1.18	1.64	108
(.68)	50.51	26.84	51,470	1.17	1.19	1.88	83

(1.06)	31.23	11.01	923,019	.89	.91	1.53	91
—	29.16	22.84	905,418	.87	.92	2.08	115
(10.30)	23.74	(48.14)	882,731	.92	.95	2.33	100
(6.59)	57.01	28.75	1,792,063	.91	.93	1.87	108
(.78)	50.55	27.17	1,420,218	.91	.93	2.15	83

(1.02)	31.19	10.90	1,694,995	.99	.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.06	1.08	2.00	100

(1.07)	31.26	11.12	1,971,140	.81	.81	1.64	91
—	29.18	22.87	1,789,118	.82	.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309	.88	.90	1.89	100
(6.61)	57.03	28.85	360,175	.86	.88	1.98	108
(.79)	50.56	27.24	378,505	.86	.89	1.99	83

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	379

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Equity Fund
Class A
October 31, 2010	7.29	.02		1.19	1.21	(.09)	—	—
October 31, 2009	6.07	.07		1.23	1.30	(.08)	—	—
October 31, 2008	11.37	.08		(5.07)	(4.99)	(.12)	(.19)	—
October 31, 2007(1)	10.00	.05		1.32	1.37	—	—	—
Class C
October 31, 2010	7.26	(.04)		1.18	1.14	(.03)	—	—
October 31, 2009	6.02	.04		1.21	1.25	(.01)	—	—
October 31, 2008	11.31	.01		(5.04)	(5.03)	(.07)	(.19)	—
October 31, 2007(1)	10.00	—	(f)	1.31	1.31	—	—	—
Class E
October 31, 2010	7.30	.02		1.18	1.20	(.08)	—	—
October 31, 2009	6.07	.08		1.22	1.30	(.07)	—	—
October 31, 2008	11.37	.08		(5.08)	(5.00)	(.11)	(.19)	—
October 31, 2007(1)	10.00	.06		1.31	1.37	—	—	—
Class S
October 31, 2010	7.32	.04		1.19	1.23	(.10)	—	—
October 31, 2009	6.09	.09		1.23	1.32	(.09)	—	—
October 31, 2008	11.39	.10		(5.08)	(4.98)	(.13)	(.19)	—
October 31, 2007(1)	10.00	.08		1.31	1.39	—	—	—
Class Y
October 31, 2010	7.32	.05		1.20	1.25	(.11)	—	—
October 31, 2009	6.09	.11		1.21	1.32	(.09)	—	—
October 31, 2008(5)	8.16	—	(f)	(2.07)	(2.07)	—	—	—

See accompanying notes which are an integral part of the financial statements.

380	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.09)	8.41	16.66	7,732	1.49	1.49	.22	74
(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127
(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74
(.01)	7.26	20.82	8,672	2.26	2.26	.61	127
(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.08)	8.42	16.59	36,042	1.49	1.49	.29	74
(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127
(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74
(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127
(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74
(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127
—	6.09	(25.37)	466,235	1.22	1.22	.52	160

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	381

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Emerging Markets Fund
Class A
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—	—
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)	—
October 31, 2008	30.85	.42	(14.73)	(14.31)	(.73)	(5.22)	—
October 31, 2007	20.50	.14	10.21	10.35	—	—	—
Class C
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—	—
October 31, 2009	10.11	(.01)	5.93	5.92	—	(.50)	—
October 31, 2008	29.66	.22	(14.06)	(13.84)	(.49)	(5.22)	—
October 31, 2007	21.17	(.02)	11.80	11.78	(.25)	(3.04)	—
October 31, 2006	16.73	.01	5.14	5.15	(.28)	(.43)	—
Class E
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—	—
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)	—
October 31, 2008	30.84	.38	(14.71)	(14.33)	(.68)	(5.22)	—
October 31, 2007	21.89	.16	12.24	12.40	(.41)	(3.04)	—
October 31, 2006	17.25	.17	5.29	5.46	(.39)	(.43)	—
Class S
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—	—
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)	—
October 31, 2008	30.86	.44	(14.72)	(14.28)	(.74)	(5.22)	—
October 31, 2007	21.91	.22	12.23	12.45	(.46)	(3.04)	—
October 31, 2006	17.25	.21	5.31	5.52	(.43)	(.43)	—
Class Y
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—	—
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)	—
October 31, 2008(5)	15.72	.01	(5.11)	(5.10)	—	—	—
Russell Tax-Managed U.S. Large Cap Fund
Class A
October 31, 2010(6)	16.60	—	1.55	1.55	—	—	—
Class C
October 31, 2010	15.16	(.09)	2.58	2.49	—	—	—
October 31, 2009	13.55	.01	1.61	1.62	(.01)	—	—
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	—
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
October 31, 2006	17.68	(.02)	1.96	1.94	—	—	—
Class E
October 31, 2010	15.54	.03	2.66	2.69	(.08)	—	—
October 31, 2009	13.96	.10	1.64	1.74	(.16)	—	—
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	—	—
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
October 31, 2006	18.09	.11	2.02	2.13	(.10)	—	—
Class S
October 31, 2010	15.61	.08	2.66	2.74	(.11)	—	—
October 31, 2009	14.03	.14	1.64	1.78	(.20)	—	—
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	—	—
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
October 31, 2006	18.16	.17	2.02	2.19	(.14)	—	—

See accompanying notes which are an integral part of the financial statements.

382	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.44)	20.37	27.09	21,428	1.78	1.78	.47	67
(.50)	16.44	62.81	11,624	1.78	1.78	.66	77
(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.89	.86	67

(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67
(.50)	15.53	61.74	34,286	2.53	2.54	(.11)	77
(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.64	(.07)	67
(.71)	21.17	31.63	44,977	2.68	2.68	.07	69

(.44)	20.41	27.13	39,733	1.78	1.78	.44	67
(.50)	16.47	62.78	28,078	1.78	1.78	.66	77
(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.89	.68	67
(.82)	21.89	32.64	27,862	1.93	1.93	.83	69

(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67
(.50)	16.52	63.37	788,455	1.53	1.53	.91	77
(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.64	.94	67
(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	69

(.49)	20.54	27.60	508,992	1.35	1.35	.85	67
(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77
—	10.62	(32.44)	305,585	1.63	1.63	1.06	65

—	18.15	9.34	729	1.24	1.24	(.01)	82

—	17.65	16.42	10,996	1.91	1.99	(.55)	82
(.01)	15.16	11.98	12,383	1.92	2.00	.05	56
—	13.55	(40.52)	13,387	1.92	1.94	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50
—	19.62	10.97	19,112	1.92	1.92	(.13)	61

(.08)	18.15	17.36	19,744	1.16	1.24	.19	82
(.16)	15.54	12.74	14,488	1.17	1.25	.74	56
(.11)	13.96	(40.06)	12,645	1.18	1.19	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50
(.10)	20.12	11.82	12,726	1.17	1.17	.60	61

(.11)	18.24	17.65	362,585	.91	.99	.44	82
(.20)	15.61	13.07	314,574	.92	1.00	1.03	56
(.16)	14.03	(39.91)	331,605	.93	.94	.97	54
(.16)	23.52	17.28	572,138	.92	.92	.70	50
(.14)	20.21	12.12	458,002	.92	.92	.87	61

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	383

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax-Managed U.S. Mid & Small Cap Fund
Class A
October 31, 2010(6)	12.18	(.02)	.90	.88	—	—	—
Class C
October 31, 2010	9.62	(.11)	2.51	2.40	—	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	—
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
October 31, 2006	11.59	(.14)	1.77	1.63	—	—	—
Class E
October 31, 2010	10.38	(.03)	2.71	2.68	—	—	—
October 31, 2009	9.37	— (f)	1.06	1.06	(.05)	—	—
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	—
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
October 31, 2006	12.13	(.05)	1.85	1.80	—	—	—
Class S
October 31, 2010	10.58	—	2.77	2.77	(.01)	—	—
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—	—
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	—
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—
October 31, 2006	12.27	(.01)	1.87	1.86	—	—	—
Russell Global Credit Strategies Fund
Class A
October 31, 2010(8)	10.00	.03	.06	.09	—	—	—
Class C
October 31, 2010(8)	10.00	.02	.06	.08	—	—	—
Class E
October 31, 2010(8)	10.00	.03	.06	.09	—	—	—
Class S
October 31, 2010(8)	10.00	.03	.06	.09	—	—	—
Class Y
October 31, 2010(8)	10.00	.03	.06	.09	—	—	—

See accompanying notes which are an integral part of the financial statements.

384	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	13.06	7.23	213	1.50	1.61	(.44)	57

—	12.02	24.95	7,170	2.24	2.34	(1.02)	57
—	9.62	10.57	7,033	2.21	2.36	(.69)	55
(1.22)	8.69	(36.71)	8,653	2.23	2.34	(.63)	72
(.20)	15.07	15.70	14,088	2.25	2.30	(.93)	57
—	13.22	14.06	11,975	2.25	2.35	(1.09)	54

—	13.06	25.82	3,966	1.49	1.60	(.29)	57
(.05)	10.38	11.48	2,794	1.46	1.60	(.02)	55
(1.22)	9.37	(36.29)	2,570	1.48	1.59	.11	72
(.20)	16.03	16.70	3,654	1.50	1.55	(.19)	57
—	13.93	14.84	2,523	1.50	1.60	(.34)	54

(.01)	13.34	26.20	137,567	1.24	1.35	(.03)	57
(.08)	10.58	11.74	119,802	1.22	1.36	.29	55
(1.23)	9.56	(36.14)	143,039	1.23	1.34	.37	72
(.20)	16.30	16.97	265,807	1.25	1.30	.07	57
—	14.13	15.16	198,081	1.25	1.35	(.09)	54

—	10.09	.90	234	1.51	1.88	3.13	4

—	10.08	.80	664	2.26	2.63	2.53	4

—	10.09	.90	885	1.51	1.88	3.80	4

—	10.09	.90	247,804	1.26	1.63	3.58	4

—	10.09	.90	370,496	1.18	1.46	3.37	4

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	385

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Strategic Bond Fund
Class A
October 31, 2010	10.37	.37	.92	1.29	(.42)	—	—
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)	—
October 31, 2008(4)	9.99	.08	(.82)	(.74)	(.02)	—	—
Class C
October 31, 2010	10.37	.30	.91	1.21	(.34)	—	—
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)	—
October 31, 2008(4)	9.99	.06	(.80)	(.74)	(.02)	—	—
Class E
October 31, 2010	10.31	.39	.90	1.29	(.43)	—	—
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)	—
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—	—
October 31, 2006	10.44	.45	.04	.49	(.42)	(.03)	—
Class I
October 31, 2010	10.28	.41	.91	1.32	(.46)	—	—
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)	—
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.47	.03	.50	(.44)	(.03)	—
Class S
October 31, 2010	10.39	.41	.92	1.33	(.45)	—	—
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)	—
October 31, 2008(4)	9.98	.08	(.80)	(.72)	(.02)	—	—
Class Y
October 31, 2010	10.29	.42	.91	1.33	(.47)	—	—
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)	—
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
October 31, 2006	10.43	.64	(.13)	.51	(.45)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

386	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.42)	11.24	12.90	66,054	.96	1.01	3.48	206
(.52)	10.37	18.62	40,181	.93	1.03	4.99	154
(.02)	9.23	(7.42)	22,437	.93	1.07	4.40	131

(.34)	11.24	12.03	114,841	1.71	1.76	2.78	206
(.45)	10.37	17.97	108,353	1.67	1.78	4.28	154
(.02)	9.23	(7.54)	97,063	1.68	1.82	3.63	131

(.43)	11.17	13.07	155,358	.87	1.01	3.62	206
(.53)	10.31	18.87	146,696	.81	1.03	5.14	154
(.51)	9.18	(8.45)	135,857	.88	1.00	4.79	131
(.46)	10.53	4.99	18,101	.93	.96	4.69	698
(.45)	10.48	4.81	15,119	.92	.96	4.27	270

(.46)	11.14	13.17	1,339,399	.64	.68	3.86	206
(.55)	10.28	19.21	1,306,502	.56	.70	5.39	154
(.54)	9.16	(8.26)	1,330,676	.66	.69	5.10	131
(.49)	10.51	5.27	1,415,575	.67	.70	4.97	698
(.47)	10.46	4.95	744,559	.70	.73	4.51	270

(.45)	11.27	13.13	2,536,795	.71	.76	3.77	206
(.54)	10.39	19.12	2,173,609	.67	.78	5.26	154
(.02)	9.24	(7.23)	1,915,099	.69	.82	4.33	131

(.47)	11.15	13.35	2,946,842	.56	.59	3.97	206
(.55)	10.29	19.13	3,526,522	.52	.60	5.42	154
(.54)	9.16	(8.11)	3,166,974	.55	.66	5.20	131
(.49)	10.51	5.30	134,926	.63	.66	5.01	698
(.48)	10.46	5.03	101,240	.63	.67	4.60	270

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	387

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Investment Grade Bond Fund
Class A
October 31, 2010(6)	21.87	.14	1.00	1.14	(.16)	—	—
Class C
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)	—
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—	—
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	—
October 31, 2007(3)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)	—
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—	—
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—	—
October 31, 2006	20.75	.92	.04	.96	(.89)	—	—
Class I
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)	—
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—	—
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—	—
October 31, 2006	20.75	.97	.05	1.02	(.95)	—	—
Class S
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)	—
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—	—
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	—
October 31, 2007(3)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)	—
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—	—
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—	—
October 31, 2006	20.76	.99	.04	1.03	(.96)	—	—

See accompanying notes which are an integral part of the financial statements.

388	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.16)	22.85	5.20	1,002	.81	.81	1.55	157

(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157
(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87
(.80)	18.68	(6.47)	29,741	1.60	1.63	3.54	105
—	20.76	—	35,689	1.60	1.62	4.21	199

(.73)	22.82	10.38	54,743	.68	.79	2.50	157
(.83)	21.38	19.38	43,414	.67	.80	4.25	87
(.99)	18.70	(5.57)	48,193	.67	.71	4.48	105
(.99)	20.77	4.64	53,663	.65	.67	4.76	199
(.89)	20.82	4.79	31,504	.64	.67	4.45	125

(.78)	22.83	10.64	428,647	.44	.46	2.76	157
(.87)	21.39	19.61	392,070	.42	.47	4.49	87
(1.04)	18.69	(5.29)	406,332	.41	.44	4.74	105
(1.04)	20.76	4.85	698,651	.40	.42	4.99	199
(.95)	20.82	5.06	829,914	.40	.42	4.70	125

(.76)	22.81	10.55	456,448	.54	.54	2.43	157
(.85)	21.38	19.50	125,051	.55	.55	4.37	87
(1.01)	18.69	(5.46)	133,108	.54	.57	4.61	105
—	20.76	.05	226,995	.53	.55	5.30	199

(.79)	22.84	10.77	681,001	.36	.36	2.70	157
(.88)	21.40	19.63	364,142	.38	.38	4.55	87
(1.05)	18.70	(5.24)	480,605	.37	.40	4.78	105
(1.05)	20.77	4.90	609,683	.36	.38	5.04	199
(.96)	20.83	5.11	550,383	.35	.38	4.77	125

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	389

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Short Duration Bond Fund
Class A
October 31, 2010	18.86	.43	.73	1.16	(.54)	—	—
October 31, 2009	17.22	.64	1.64	2.28	(.64)	—	—
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	—	—
October 31, 2007(2)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2010	18.79	.28	.74	1.02	(.40)	—	—
October 31, 2009	17.17	.50	1.64	2.14	(.52)	—	—
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	—	—
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
Class E
October 31, 2010	18.89	.43	.73	1.16	(.53)	—	—
October 31, 2009	17.24	.66	1.62	2.28	(.63)	—	—
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	—	—
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
Class S
October 31, 2010	18.86	.47	.74	1.21	(.58)	—	—
October 31, 2009	17.21	.70	1.63	2.33	(.68)	—	—
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	—	—
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
Class Y
October 31, 2010	18.86	.50	.72	1.22	(.60)	—	—
October 31, 2009	17.21	.72	1.63	2.35	(.70)	—	—
October 31, 2008(5)	18.11	.08	(.78)	(.70)	(.20)	—	—
Russell Tax Exempt Bond Fund
Class A
October 31, 2010(6)	22.31	.27	.29	.56	(.23)	—	—
Class C
October 31, 2010	21.87	.51	.66	1.17	(.51)	—	—
October 31, 2009	20.51	.54	1.37	1.91	(.55)	—	—
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	—	—
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
October 31, 2006	21.45	.57	.17	.74	(.56)	—	—
Class E
October 31, 2010	21.94	.68	.67	1.35	(.68)	—	—
October 31, 2009	20.57	.70	1.37	2.07	(.70)	—	—
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	—	—
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
October 31, 2006	21.52	.73	.17	.90	(.72)	—	—
Class S
October 31, 2010	21.91	.73	.66	1.39	(.73)	—	—
October 31, 2009	20.54	.76	1.37	2.13	(.76)	—	—
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	—	—
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—
October 31, 2006	21.49	.79	.16	.95	(.77)	—	—

See accompanying notes which are an integral part of the financial statements.

390	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.54)	19.48	6.23	25,171	.94	1.02	2.25	195
(.64)	18.86	13.58	13,815	.96	1.04	3.55	217
(.78)	17.22	(4.60)	4,566	.96	.99	3.98	146
(.48)	18.81	3.16	1,363	.92	.93	3.92	173

(.40)	19.41	5.44	109,450	1.69	1.77	1.48	195
(.52)	18.89	12.75	49,381	1.71	1.79	2.82	217
(.64)	17.17	(5.28)	21,508	1.70	1.73	3.23	146
(.63)	18.76	3.98	16,075	1.67	1.68	3.18	173
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	112

(.53)	19.52	6.27	26,856	.94	1.02	2.25	195
(.63)	18.89	13.59	17,874	.96	1.04	3.67	217
(.77)	17.24	(4.59)	14,144	.95	.98	3.96	146
(.77)	18.82	4.72	17,092	.92	.93	3.95	173
(.65)	18.73	3.69	26,800	.90	.91	3.49	112

(.58)	19.49	6.54	545,704	.69	.77	2.48	195
(.68)	18.86	13.84	354,384	.71	.79	3.89	217
(.82)	17.21	(4.30)	233,223	.70	.72	4.20	146
(.82)	18.79	4.99	435,704	.67	.68	4.20	173
(.69)	18.70	3.95	1,106,946	.65	.65	3.73	112

(.60)	19.49	6.58	224,969	.59	.59	2.60	195
(.70)	18.86	14.00	154,593	.62	.62	4.01	217
(.20)	17.21	(3.88)	111,198	.65	.73	4.28	146

(.23)	22.64	2.51	1,791	.85	.85	2.85	24

(.51)	22.53	5.43	28,301	1.51	1.59	2.31	24
(.55)	21.87	9.42	24,393	1.50	1.58	2.53	52
(.55)	20.51	(1.25)	16,541	1.54	1.56	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72
(.56)	21.63	3.50	11,819	1.56	1.56	2.66	63

(.68)	22.61	6.25	33,042	.76	.84	3.05	24
(.70)	21.94	10.19	23,434	.76	.84	3.29	52
(.71)	20.57	(.46)	18,422	.79	.81	3.37	54
(.74)	21.38	1.96	19,442	.80	.80	3.48	72
(.72)	21.70	4.26	11,805	.80	.81	3.41	63

(.73)	22.57	6.47	492,584	.51	.59	3.30	24
(.76)	21.91	10.48	411,956	.50	.58	3.53	52
(.77)	20.54	(.23)	366,707	.54	.56	3.61	54
(.79)	21.36	2.26	336,275	.55	.55	3.72	72
(.77)	21.67	4.53	274,438	.55	.56	3.66	63

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	391

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Commodity Strategies Fund
Class A
October 31, 2010(7)	10.00	(.05)	1.70	1.65	—	—	—
Class C
October 31, 2010(7)	10.00	(.08)	1.69	1.61	—	—	—
Class E
October 31, 2010(7)	10.00	(.06)	1.70	1.64	—	—	—
Class S
October 31, 2010(7)	10.00	(.04)	1.69	1.65	—	—	—
Class Y
October 31, 2010(7)	10.00	(.04)	1.69	1.65	—	—	—
Russell Global Infrastructure Fund
Class A
October 31, 2010(8)	10.00	— (f)	.42	.42	—	—	—
Class C
October 31, 2010(8)	10.00	(.01)	.43	.42	—	—	—
Class E
October 31, 2010(8)	10.00	— (f)	.42	.42	—	—	—
Class S
October 31, 2010(8)	10.00	— (f)	.42	.42	—	—	—
Class Y
October 31, 2010(8)	10.00	— (f)	.42	.42	—	—	—
Russell Global Real Estate Securities Fund
Class A
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(2)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
October 31, 2006	46.08	.22	15.14	15.36	(.35)	(4.98)	—
Class E
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
October 31, 2006	46.62	.59	15.36	15.95	(.64)	(4.98)	—
Class S
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
October 31, 2006	47.03	.73	15.51	16.24	(.76)	(4.98)	—
Class Y
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(5)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

392	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	11.65	16.50	5,144	1.41	1.91	(1.48)	11

—	11.61	16.10	3,323	2.16	2.66	(2.23)	11

—	11.64	16.40	14,962	1.41	1.90	(1.48)	11

—	11.65	16.50	428,347	1.16	1.66	(1.23)	11

—	11.65	16.50	545,188	.98	1.48	(1.05)	11

—	10.42	4.20	330	1.69	2.05	(.50)	8

—	10.42	4.20	760	2.44	2.80	(1.27)	8

—	10.42	4.20	1,015	1.69	2.05	(.16)	8

—	10.42	4.20	254,350	1.44	1.80	.07	8

—	10.42	4.20	368,468	1.29	1.63	(.17)	8

(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
(.69)	52.29	(7.70)	7,868	1.32	1.33	.35	70

(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
(5.16)	51.42	.56	98,745	2.07	2.08	.38	70
(5.33)	56.11	36.63	110,287	2.07	2.08	.45	49

(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
(5.49)	52.36	1.33	51,299	1.32	1.33	1.13	70
(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	49

(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
(5.62)	52.94	1.57	2,126,802	1.07	1.08	1.38	70
(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	49

(.95)	35.76	37.83	399,759	.91	.91	3.28	141
(.82)	26.75	2.40	551,981	.91	.91	3.86	118
(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	393

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Money Market Fund
Class A
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)	—	—
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)	—	—
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)	—	—
October 31, 2007	1.0000	.0517	—	.0517	(.0517)	—	—
October 31, 2006	1.0000	.0464	—	.0464	(.0464)	—	—
Class S
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)	—	—
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)	—	—
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)	—	—
October 31, 2007	1.0000	.0527	—	.0527	(.0527)	—	—
October 31, 2006	1.0000	.0474	—	.0474	(.0474)	—	—

See accompanying notes which are an integral part of the financial statements.

394	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)		% Ratio of Expenses to Average Net Assets, Gross(e)		% Ratio of Net Investment Income to Average Net Assets(d)(e)		% Portfolio Turnover Rate(b)

—	1.0000	.08	(h)	78,133	.12	(h)	.44	(h)	.05	(h)	—
(.0042)	1.0000	.42		166,150	.31		.63		.52		—
(.0340)	1.0000	3.45		415,233	.26		.42		3.24		—
(.0517)	1.0000	5.30		291,636	.25		.40		5.18		—
(.0464)	1.0000	4.74		76,031	.25		.40		4.82		—

—	1.0000	.08	(h)	260,604	.12	(h)	.44	(h)	.05	(h)	—
(.0049)	1.0000	.49		2,411,490	.23		.55		.53		—
(.0351)	1.0000	3.56		4,874,243	.16		.32		3.44		—
(.0527)	1.0000	5.40		5,429,652	.15		.30		5.27		—
(.0474)	1.0000	4.84		4,166,051	.15		.30		4.78		—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	395

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2010

(1)	For the period February 28, 2007 (date of first issue) to October 31, 2007.
(2)	For the period March 1, 2007 (date of first issue) to October 31, 2007.
(3)	For the period October 22, 2007 (date of first issue) to October 31, 2007.
(4)	For the period September 2, 2008 (date of first issue) to October 31, 2008.
(5)	For the period September 26, 2008 (date of first issue) to October 31, 2008.
(6)	For the period June 1, 2010 (date of first issue) to October 31, 2010.
(7)	For the period July 1, 2010 (date of first issue) to October 31, 2010.
(8)	For the period October 1, 2010 (date of first issue) to October 31, 2010.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”) and/or RFSC (“Russell Fund Services Company”), and for certain funds, custody credit arrangements.
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Quantitative Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%
October 31, 2006	n/a	n/a	0.93%	0.69%	n/a	0.63%

(h)	For fiscal year 2010, expenses on the Russell Money Market Fund were over accrued on several categories. Adjustments to these estimates have been made and are reflected in this presentation. If adjustments had not been made, the expense ratios would have been higher and the net investment income and the total return would have been lower. Additionally, the Fund’s total return reflects a voluntary payment from an affiliate for realized losses. Excluding this reimbursement the Fund’s total return would have been 0.22% lower.

See accompanying notes which are an integral part of the financial statements.

396	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2010

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 19 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Russell money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of such money market fund securities or short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of

Notes to Financial Statements	397

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the Net Asset Value (“NAVs”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. The Fund has adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated net asset value per share in accordance with the specialized accounting guidance for investment companies. Accordingly, while net asset value per share of an investment may not be determinative of fair value, as defined by U.S. GAAP, the Fund estimates the fair value of an investment in a fund using the net asset value per share of the investment (or its equivalent) without further adjustment as a practical expedient, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. The adoption of this guidance did not have a material effect on the financial statements.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the

398	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) clarifying existing disclosure and requiring additional disclosure related to fair value measurements and disclosures. Effective for interim and annual reporting periods beginning after December 15, 2009, a reporting entity should disclose separately the amounts of significant transfers in and out of Levels 1, 2 and 3 fair value measurements and describe the reasons for the transfers, provide fair value measurement disclosures for each class of assets and liabilities and provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and non recurring fair value measurements that fall in either Level 2 or Level 3. The Funds will recognize significant transfers between levels as of the end of the reporting period. There were no significant transfers between the Levels as of October 31, 2010.

Effective for interim and reporting periods beginning after December 15, 2010, this ASU requires a reporting entity to present separately information about purchases, sales, issuances and settlements on a gross basis, rather than as one net number. Russell Investment Management Company (“RIMCO”) is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derives at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Russell Commodity Strategies Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. In a subsequent revenue ruling, the IRS concluded that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which they specifically concluded that income derived from an investment in a wholly-owned subsidiary will constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Russell Commodity Strategies Fund intends to seek to gain exposure to the commodity markets primarily through investments in the Russell Cayman Commodity Strategies Fund Ltd.

Each Fund files a U. S. tax return. At October 31, 2010, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations

Notes to Financial Statements	399

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2007 through October 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund

Monthly	Early in the following month	Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds

Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, Russell Global Infrastructure and Russell Global Real Estate Securities Funds

Annually	Mid-December	Russell U.S. Growth, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Credit Strategies and Russell Commodity Strategies Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

400	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Credit Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2010. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Tax Liability	Capital Gains Taxes
Russell International Developed Markets Fund	$384,180	$72
Russell Global Equity Fund	253,369	83,873
Russell Emerging Markets Fund	2,646,598	583,515

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, Russell Global Real Estate Securities Fund and Russell Money Market Fund may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The Funds’ period end Futures, Index Swap, Interest Rate Swap and Credit Default Swap Contracts, as presented in the tables following the Schedule of Investments, generally are indicative of the volume of their derivative activity during the period ended October 31, 2010.

For the period ended October 31, 2010, the Funds’ quarterly holdings of Options Contracts were as follows:

Quarter Ended	Number of Options Purchased Contracts Outstanding	Number of Options Written Contracts Outstanding
January 31, 2010	41	1,048
April 30, 2010	176	2,909
July 31, 2010	110	3,101
October 31, 2010	20	855

For further information, please refer to the the detailed Options disclosure within this Note.

Notes to Financial Statements	401

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

For the period ended October 31, 2010, the Funds’ quarterly holdings of Foreign Currency Contracts were as follows:

Quarter Ended	Amount Sold	Amount Bought
January 31, 2010	20,167,433,174	33,165,919,939
April 30, 2010	20,149,633,893	45,161,128,335
July 31, 2010	155,894,466,419	103,628,687,060
October 31, 2010	88,791,091,634	180,647,128,008

For further information, please refer to the the detailed Foreign Currency Exchange Contracts disclosure within this Note.

The effects of derivative instruments, categorized by risk exposure, on the Statement of Assets and Liabilities and the Statement of Operations, for the period ended October 31, 2010 if applicable are disclosed in the Fair Value of Derivative Instruments presentation following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended October 31, 2010, the following funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets	Return enhancement, hedging, exposing cash reserves to markets and trade settlement
Russell Global Equity	Exposing cash reserves to markets and trade settlement
Russell Emerging Markets	Exposing cash reserves to markets
Russell Global Credit Strategies	Return enhancement and hedging
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging
Russell Global Infrastructure	Exposing cash reserves to markets and trade settlement
Russell Global Real Estate Securities	Trade settlement

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

402	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in a Fund’s Statement of Assets and Liabilities.

For the period ended October 31, 2010, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Global Credit Strategies	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2010, the following funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity	Exposing cash reserves to markets
Russell U.S. Quantitative Equity	Exposing cash reserves to markets
Russell U.S. Growth	Exposing cash reserves to markets
Russell U.S. Value	Exposing cash reserves to markets
Russell U.S. Small & Mid Cap	Exposing cash reserves to markets
Russell International Developed Markets	Return enhancement and exposing cash reserves to markets
Russell Global Equity	Exposing cash reserves to markets
Russell Emerging Markets	Exposing cash reserves to markets
Russell Tax-Managed U.S. Large Cap	Exposing cash reserves to markets
Russell Tax-Managed U.S. Mid & Small Cap	Exposing cash reserves to markets
Russell Global Credit Strategies	Return enhancement and exposing cash reserves to markets
Russell Strategic Bond	Return enhancement, hedging and exposing cash reserves to markets
Russell Investment Grade Bond	Return enhancement, hedging and exposing cash reserves to markets
Russell Short Duration Bond	Return enhancement, hedging and exposing cash reserves to markets
Russell Commodity Strategies	Return enhancement

As of October 31, 2010, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

	Cash Collateral for Futures	Due to Broker

Russell U.S. Core Equity Fund	$16,000,000	$—
Russell U.S. Growth Fund	540,000	—
Russell U.S. Value Fund	825,000	—
Russell U.S. Small & Mid Cap Fund	6,300,000	—
Russell International Developed Markets Fund	39,298,009	350,000
Russell Global Equity Fund	17,900,000	—
Russell Emerging Markets Fund	4,700,000	—
Russell Tax-Managed U.S. Large Cap Fund	1,800,000	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	630,000	—
Russell Strategic Bond Fund	2,700,000	—
Russell Investment Grade Bond Fund	200,000
Russell Short Duration Bond Fund	360,000	—
Russell Global Infrastructure Fund	3,700,000	—

Notes to Financial Statements	403

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default, commodity-linked (Russell Commodity Strategies Fund only), index (total return) and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of A- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Swap agreements generally are entered into by “eligible contract participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

As of October 31, 2010, the Funds had cash collateral balances in connection with swap contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker
Russell Emerging Markets Fund	$3,500,000	$—
Russell Strategic Bond Fund	9,831,592	9,870,433
Russell Investment Grade Bond Fund	1,669,000	1,270,000
Russell Short Duration Bond Fund	—	1,530,000
Russell Commodity Strategies Fund	8,400,000	—

Credit Default Swaps

The fixed income funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The fixed income funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the fixed income funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the fixed income funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the fixed income funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the fixed income funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

404	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

As the seller of protection in a credit default swap, a fixed income fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fixed income fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the fixed income fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the fixed income fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the fixed income fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The fixed income funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the fixed income funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fixed income fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010 for which a fixed income fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fixed income fund for the same referenced entity or entities.

Credit default swaps could result in losses if the fixed income funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fixed income funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation,

Notes to Financial Statements	405

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

credit default swaps are subject to illiquidity and counterparty risk. A fixed income fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a fixed income fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a fixed income fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fixed income fund.

If the creditworthiness of a fixed income fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fixed income fund. To limit the counterparty risk involved in swap agreements, the fixed income funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fixed income funds will be able to do so, the fixed income funds may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fixed income funds may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended October 31, 2010, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Credit Strategies	Return enhancement and hedging
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended October 31, 2010, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Credit Strategies	Return enhancement and hedging
Russell Strategic Bond	Return enhancement and hedging
Russell Investment Grade Bond	Return enhancement and hedging
Russell Short Duration Bond	Return enhancement and hedging

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended October 31, 2010, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets	Exposing cash reserves to markets
Russell Commodity Strategies	Return enhancement and gain exposure to the commodity futures markets

406	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Commodity-Linked Derivatives

The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. For the period ended October 31, 2010, the Funds entered into commodity-linked swaps primarily for exposure to the commodities markets.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Loan Agreements

The Russell Global Credit Strategies, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2010, the Funds had no unfunded loan commitments.

Participation Notes

The Russell Emerging Markets Fund may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes

The Russell Global Credit Strategies Fund may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Notes to Financial Statements	407

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Short Sales

The Russell U.S. Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2010, $945,121,654 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States’ markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The fixed income funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor a Fund’s repurchase agreement transactions generally and will evaluate the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to non-agency mortgages (e.g., sub-prime, Alternative A - paper (“Alt - A loans”) and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

408	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Funds have exposure to agency mortgages, private non-agency mortgages (including those secured by subprime and Alt-A loans) and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in

Notes to Financial Statements	409

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of October 31, 2010, the Funds had cash collateral balances in connection with TBAs as follows:

Due to Broker
Russell Strategic Bond Fund	$480,000
Russell Investment Grade Bond Fund	280,000

Inflation-Indexed Bonds

Fixed income funds may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security, or TIPS. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit

410	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

risk). Similar to the credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc., among other Lehman subsidiaries, filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings and other derivative transactions associated with Lehman Brothers have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman Brothers securities.

RIMCo or the Funds’ Money Managers have delivered notices of default and early termination to the relevant Lehman Brothers entities where required. For transactions with Lehman Brothers counterparties, RIMCo or the Funds’ money managers have terminated trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

The court overseeing all the U.S. Lehman Brothers entities’ bankruptcy cases set a filing deadline for all those entities. The Lehman Brothers Inc. claims filing deadline was January 30, 2009 for all customer claims and June 1, 2009 for all general creditor claims. The Lehman Brothers Holdings, Inc. and Lehman Brothers Special Financing, Inc. court set filing deadlines of September 22, 2009 and November 2, 2009 (for certain “Program Securities”). The Lehman Brothers International (Europe) court set filing deadline of December 31, 2012. To the extent that the Funds held accounts with Lehman Brothers Inc., the Funds filed the appropriate customer claims on January 29, 2009 and filed all other claims related to U.S. Lehman Brothers entities on the foregoing deadlines. The relevant Funds have entered into a confidential settlement agreement with respect to certain claims for terminated derivatives transactions between the Funds, Lehman Brothers Special Financing Inc. its parent company Lehman Brothers Holdings Inc. and securities positions facing Lehman Brothers Inc.

3.	Basis for Consolidation for the Russell Commodity Strategies Fund

Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on March 5, 2010 and is currently a wholly-owned subsidiary of the Russell Commodity Strategy Fund (the “Fund”), both of which are advised by RIMCo. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2010, net assets of the Fund were $996,963,958, of which $199,999,601, or approximately 20%, represented the Fund’s ownership of the shares of the Subsidiary. The Russell Commodity Strategies Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. The Subsidiary may also invest in fixed income securities. The Russell Commodity Strategies Fund’s Schedule of Investments has been consolidated and includes the accounts of both the Russell Commodity Strategies Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Notes to Financial Statements	411

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

4.	Investment Transactions

Securities

During the period ended October 31, 2010, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$4,020,801,682	$4,971,091,480
Russell U.S. Quantitative Equity Fund	4,069,042,254	5,861,813,388
Russell U.S. Growth Fund	95,442,368	114,821,323
Russell U.S. Value Fund	134,757,545	176,414,717
Russell U.S. Small & Mid Cap Fund	1,398,029,367	1,583,432,660
Russell International Developed Markets Fund	3,878,294,914	3,709,835,908
Russell Global Equity Fund	2,083,117,645	1,074,195,631
Russell Emerging Markets Fund	933,407,073	860,122,051
Russell Tax-Managed U.S. Large Cap Fund	287,300,717	285,428,046
Russell Tax-Managed U.S. Mid & Small Cap Fund	76,565,917	89,874,544
Russell Global Credit Strategic Fund	481,973,839	16,894,536
Russell Strategic Bond Fund	4,605,923,222	4,583,504,108
Russell Investment Grade Bond Fund	494,401,338	303,462,052
Russell Short Duration Bond Fund	422,478,090	266,258,756
Russell Tax Exempt Bond Fund	212,118,321	118,705,316
Russell Commodity Strategies Fund	—	—
Russell Global Infrastructure Fund	628,327,866	59,912,555
Russell Global Real Estate Securities Fund	2,445,792,284	2,926,582,189

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	$9,641,066,682	$9,608,987,590
Russell Investment Grade Bond Fund	2,130,701,465	1,662,489,122
Russell Short Duration Bond Fund	1,010,763,691	897,295,028
Russell Commodity Strategies Fund	915,126,071	67,514,102

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2010 for the following Funds were as follows:

	Russell Strategic Bond Fund
	Number of Contracts	Premiums Received

Outstanding October 31, 2009	375	$4,306,648
Opened	4,735	25,059,265
Closed	(891)	(6,949,164)
Expired	(3,868)	(10,873,677)

Outstanding October 31, 2010	351	$11,543,072

	Russell Investment Grade Bond Fund		Russell Short Duration Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2009	390	$653,395	38	$379,563
Opened	2,401	3,974,260	139	2,056,200
Closed	(632)	(450,779)	(19)	(62,766)
Expired	(1,708)	(2,348,938)	(105)	(1,103,559)

Outstanding October 31, 2010	451	$1,827,938	53	$1,269,438

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the

412	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy.

Each Fund that participates in securities lending has cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”). Issuances and redemptions of interests in SLQT are made on each business day (“valuation date”). Currently, interests in SLQT are purchased and redeemed at a constant net asset value of $1.00 per unit based on the amortized cost of SLQT’s underlying portfolio of short-term instruments, for daily operational liquidity purposes, although redemptions for certain other purposes may be in-kind. In the event that a significant disparity develops between the net asset value based on amortized cost and the market based net asset value of SLQT, the Trustee of SLQT may determine that continued redemption at a constant $1.00 net asset value would create inequitable results for the SLQT’s interest holders. In these circumstances, the Trustee of SLQT, in its sole discretion and acting on behalf of the SLQT interest holders, may direct that interests be redeemed at the market-based net asset value until such time as the disparity between the market-based and the constant net asset value per unit is deemed to be insignificant.

At October 31, 2010, the SLQT was transacting at its amortized cost value of $1.00 per unit for daily operational liquidity purposes. The SLQT’s market value per unit is lower than its amortized cost value per unit. Effective February 10, 2009, the Fund began valuing the units of SLQT for purposes of the Fund’s daily valuation calculation at the unit’s market value rather than the unit’s amortized cost value. To provide for the full return of cash collateral received during securities lending activities, each Fund has earmarked liquid assets to cover the difference between SLQT’s market value per unit and its amortized cost value per unit.

As of October 31, 2010, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Core Equity Fund	$9,105,354	Pool of U.S. Government Securities
Russell U.S. Growth Fund	567,987	Pool of U.S. Government Securities
Russell U.S. Value Fund	698,252	Pool of U.S. Government Securities
Russell U.S. Small & Mid Cap Fund	4,004,736	Pool of U.S. Government Securities
Russell Global Equity Fund	376,645	Pool of U.S. Government Securities
Russell Emerging Markets Fund	15,162	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Large Cap Fund	303,581	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Mid & Small Cap Fund	287,110	Pool of U.S. Government Securities
Russell Strategic Bond Fund	61,362,848	Pool of U.S. Government Securities
Russell Investment Grade Bond Fund	25,021,202	Pool of U.S. Government Securities
Russell Global Real Estate Securities Fund	67,828	Pool of U.S. Government Securities

Notes to Financial Statements	413

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2010, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Paid
Russell U.S. Core Equity Fund	$57
Russell U.S. Quantitative Equity Fund	57
Russell U.S. Growth Fund	2
Russell U.S. Value Fund	1
Russell U.S. Small & Mid Cap Fund	32
Russell International Developed Markets Fund	430
Russell Global Equity Fund	118
Russell Emerging Markets Fund	377
Russell Tax-Managed U.S. Large Cap Fund	3
Russell Tax-Managed U.S. Mid & Small Cap Fund	5
Russell Strategic Bond Fund	4,680
Russell Investment Grade Bond Fund	610
Russell Short Duration Bond Fund	270
Russell Tax Exempt Bond Fund	15
Russell Commodity Strategies Fund	145
Russell Global Real Estate Securities Fund	43
Russell Money Market Fund	415

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability in investings in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by other non–affiliated brokers.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Commission Committee once RIMCo’s research budget has been met, as determined annually in the Soft Commission Committee budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

5.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

414	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October 31, 2010, the Investment Company Funds have invested $2,054,868,527 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $1,150,000,000 is invested in the Russell U.S. Cash Collateral Fund, an unregistered Fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator
Russell U.S. Core Equity	0.55%	.05%
Russell U.S. Quantitative Equity	0.55	.05
Russell U.S. Growth	0.80	.05
Russell U.S. Value	0.70	.05
Russell U.S. Small & Mid Cap	0.70	.05
Russell International Developed Markets	0.70	.05
Russell Global Equity	0.95	.05
Russell Emerging Markets	1.15	.05
Russell Tax-Managed U.S. Large Cap	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap	0.98	.05
Russell Global Credit Strategies Fund	1.00	.05
Russell Strategic Bond	0.50	.05
Russell Investment Grade Bond	0.25	.05
Russell Short Duration Bond	0.45	.05
Russell Tax Exempt Bond	0.30	.05
Russell Commodity Strategy Fund	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities	0.80	.05
Russell Money Market	0.20	.05

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2010.

	Advisory	Administrative
Russell U.S. Core Equity Fund	$24,910,586	$2,264,599
Russell U.S. Quantitative Equity Fund	21,270,160	1,933,651
Russell U.S. Growth Fund	729,693	45,606
Russell U.S. Value Fund	1,028,491	73,464
Russell U.S. Small & Mid Cap Fund	10,421,155	744,368
Russell International Developed Markets Fund	31,235,515	2,231,108
Russell Global Equity Fund	15,039,474	791,551
Russell Emerging Markets Fund	15,460,798	672,209
Russell Tax-Managed U.S. Large Cap Fund	2,559,740	182,839
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,393,519	71,098
Russell Global Credit Strategies Fund	353,312	17,592
Russell Strategic Bond Fund	37,393,912	3,739,391
Russell Investment Grade Bond Fund	3,568,268	713,653
Russell Short Duration Bond Fund	3,443,632	382,626
Russell Tax Exempt Bond Fund	1,550,644	258,441
Russell Commodity Strategies Fund	4,281,573	171,133
Russell Global Infrastructure Fund	442,142	17,533
Russell Global Real Estate Securities Fund	14,498,851	906,178
Russell Money Market Fund	1,038,549	259,637

For the Russell U.S. Growth Fund, RIMCo has contractually agreed, at least until February 28, 2011, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2010 was $175,626. There were no reimbursements for the period ended October 31, 2010.

Notes to Financial Statements	415

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until May 25, 2011, to waive up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2010 was $106,846. There were no reimbursements for the period ended October 31, 2010.

For the Russell Global Credit Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2012, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2010 was $105,562.

For the Russell Strategic Bond Fund, RIMCo had contractually agreed, at least until February 28, 2010, to waive 0.07% of its 0.50% advisory fee. The total amount of the waiver from November 1, 2010 through February 28, 2010 was $1,733,726.

Effective March 1, 2010 for the Russell Strategic Bond Fund, RIMCo has contractually agreed, at least until February 28, 2011, to waive 0.01% of its 0.50% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver from March 1, 2010 through October 31, 2010 was $500,203.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2012, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2010 was $1,397,975.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 28, 2012, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2010 was $119,661.

For the Russell Money Market Fund, RIMCo has contractually agreed, at least until February 28, 2011, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2010 was $778,912.

To maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo.

RIMCo may recoup from the Russell Money Market Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield. As of October 31, 2010 there were no amounts available for recoupment.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods except the recoupment referenced above.

Capital Contributions and Net Increase from payments by affiliates

On November 3, 2009 and February 1, 2010, RIMCo made capital contributions to the Russell Money Market Fund in the amount of $1,574,903 and $285,073 respectively. Both contributions were made to maintain a market-based NAV.

416	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2010 were as follows:

Amount
Russell U.S. Core Equity Fund	$4,057,787
Russell U.S. Quantitative Equity Fund	3,299,611
Russell U.S. Growth Fund	125,376
Russell U.S. Value Fund	227,710
Russell U.S. Small & Mid Cap Fund	1,479,642
Russell International Developed Markets Fund	3,960,449
Russell Global Equity Fund	1,330,691
Russell Emerging Markets Fund	1,744,575
Russell Tax-Managed U.S. Large Cap Fund	657,236
Russell Tax-Managed U.S. Mid & Small Cap Fund	255,728
Russell Global Credit Strategies Fund	13,944
Russell Strategic Bond Fund	6,382,254
Russell Investment Grade Bond Fund	1,150,894
Russell Short Duration Bond Fund	1,048,314
Russell Tax Exempt Bond Fund	929,480
Russell Commodity Strategies Fund	208,095
Russell Global Infrastructure Fund	14,295
Russell Global Real Estate Securities Fund	2,339,011
Russell Money Market Fund	931,512

RFSC had contractually agreed to waive, through February 28, 2010, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Core Equity-Class E	0.13%
Russell U.S. Core Equity-Class I	0.05
Russell U.S. Quantitative Equity-Class E	0.13
Russell U.S. Quantitative Equity-Class I	0.05
Russell U.S. Growth-Class I	0.05
Russell U.S. Small & Mid Cap-Class E	0.13
Russell International Developed Markets-Class E	0.13
Russell International Developed Markets-Class I	0.05
Russell Tax-Managed U.S. Large Cap-Class C, E & S	0.08
Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	0.03
Russell Strategic Bond-Class A, C & S	0.02
Russell Strategic Bond-Class E	0.13
Russell Strategic Bond-Class I	0.05
Russell Investment Grade Bond-Class E	0.13
Russell Investment Grade Bond-Class I	0.05
Russell Short Duration Bond-Class A, C, E & S	0.08
Russell Tax Exempt Bond-Class C, E & S	0.08
Russell Money Market -Class A	0.01
Russell Money Market -Class S	0.12

Notes to Financial Statements	417

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Effective March 1, 2010, RFSC has contractually agreed to waive, at least through February 28, 2011, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers
Russell U.S. Core Equity-Class E	0.10%
Russell U.S. Quantitative Equity-Class E	0.10
Russell U.S. Growth-Class I	0.05
Russell U.S. Small & Mid Cap-Class E	0.10
Russell International Developed Markets-Class E	0.10
Russell Tax-Managed U.S. Large Cap-Class C, E & S	0.08
Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	0.03
Russell Strategic Bond-Class A, C & S	0.02
Russell Strategic Bond-Class E	0.10
Russell Investment Grade Bond-Class E	0.10
Russell Short Duration Bond-Class A, C, E & S	0.08
Russell Tax Exempt Bond-Class C, E & S	0.08
Russell Money Market -Class A	0.01
Russell Money Market -Class S	0.12

For the period ended October 31, 2010, the total transfer agent fee waivers are as follows:

Amount

Russell U.S. Core Equity Fund	$247,432
Russell U.S. Quantitative Equity Fund	204,558
Russell U.S. Growth Fund	23,336
Russell U.S. Small & Mid Cap Fund	36,623
Russell International Developed Markets Fund	250,441
Russell Tax-Managed U.S. Large Cap Fund	291,909
Russell Tax-Managed U.S. Mid & Small Cap Fund	42,593
Russell Global Credit Strategies Fund	6,387
Russell Strategic Bond Fund	895,745
Russell Investment Grade Bond Fund	119,552
Russell Short Duration Bond Fund	462,231
Russell Tax Exempt Bond Fund	412,471
Russell Global Infrastructure Fund	1,450
Russell Money Market Fund	879,761

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to the distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

To maintain a certain net yield for Class A shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares have been temporarily suspended through December 31, 2010.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions.

418	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

For the period ended October 31, 2010, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell U.S. Core Equity Fund	$1,058
Russell U.S. Quantitative Equity Fund	3,093
Russell U.S. Small & Mid Cap Fund	289
Russell International Developed Markets Fund	1,698
Russell Global Equity Fund	3,278
Russell Emerging Markets Fund	2,154
Russell Tax-Managed U.S. Large Cap Fund	345
Russell Strategic Bond Fund	13,740
Russell Short Duration Bond Fund	2,444
Russell Global Real Estate Securities Fund	278
Russell Money Market Fund	5,692

For the period ended October 31, 2010, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$96,839	$18,297
Russell U.S. Quantitative Equity Fund	41,884	7,942
Russell U.S. Small & Mid Cap Fund	65,458	11,623
Russell International Developed Markets Fund	72,476	13,826
Russell Global Equity Fund	45,052	7,753
Russell Emerging Markets Fund	110,918	17,319
Russell Tax-Managed U.S. Large Cap Fund	766	148
Russell Tax-Managed U.S. Mid & Small Cap Fund	187	36
Russell Global Credit Strategies Fund	1,962	399
Russell Strategic Bond Fund	151,557	30,821
Russell Investment Grade Bond Fund	2,377	468
Russell Short Duration Bond Fund	72,511	14,941
Russell Tax Exempt Bond Fund	6,610	1,331
Russell Commodity Strategies Fund	96,050	15,522
Russell Global Infrastructure Fund	3,821	638
Russell Global Real Estate Securities Fund	129,615	20,923
Russell Money Market Fund	—	—

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates as of October 31, 2010 were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund

Advisory fees	$1,884,147	$1,432,362	$39,547	$81,010	$885,450
Administration fees	171,286	130,215	3,780	5,786	63,247
Distribution fees	54,193	44,007	3,464	6,424	23,403
Shareholder servicing fees	34,924	27,589	2,417	3,053	13,290
Transfer agent fees	333,326	240,765	8,489	17,882	128,323
Trustee fees	8,808	7,105	178	279	3,005

	$2,486,684	$1,882,043	$57,875	$114,434	$1,116,718

Notes to Financial Statements	419

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund

Advisory fees	$2,837,832	$1,840,703	$1,576,362	$228,857	$115,998
Administration fees	202,702	96,879	68,537	16,347	6,232
Distribution fees	50,950	9,353	32,908	7,370	4,637
Shareholder servicing fees	35,434	9,989	17,650	6,445	2,352
Transfer agent fees	362,552	159,303	172,065	32,795	18,702
Trustee fees	9,440	3,891	2,838	752	288

	$3,498,910	$2,120,118	$1,870,360	$292,566	$148,209

	Russell Global Credit Strategies Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund

Advisory fees	$254,204	$3,019,208	$353,559	$316,220	$142,352
Administration fees	17,591	308,083	70,712	39,368	23,725
Distribution fees	345	87,885	25,275	73,285	18,666
Shareholder servicing fees	214	57,258	20,135	28,098	12,929
Transfer agent fees	7,558	516,167	118,153	60,660	47,595
Trustee fees	1,427	764	3,512	1,901	1,147

	$281,339	$3,989,365	$591,346	$519,532	$246,414

	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

Advisory fees	$781,176	$322,480	$1,165,036	$350,137
Administration fees	40,984	17,533	72,815	14,924
Distribution fees	2,580	381	39,689	6,336
Shareholder servicing fees	3,586	236	19,551	—
Transfer agent fees	64,946	12,846	202,096	2,988
Trustee fees	50,000	1,427	3,486	—

	$943,272	$354,903	$1,502,673	$374,385

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000.

420	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Federal Income Taxes

At October 31, 2010, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/14	10/31/15	10/31/16	10/31/17

Russell U.S. Core Equity	$—	$—	$230,242,392	$876,346,251
Russell U.S. Quantitative Equity	—	18,155,679	165,226,628	1,029,221,632
Russell U.S. Growth	—	—	12,381,393	24,407,884
Russell U.S. Value	—	—	61,823,051	60,819,183
Russell U.S. Small & Mid Cap	—	—	143,044,500	369,271,331
Russell International Developed Markets	—	67,525,118	404,357,668	790,159,939
Russell Global Equity	—	—	121,490,900	223,408,748
Russell Emerging Markets	—	—	—	19,382,970
Russell Tax-Managed U.S. Large Cap	—	—	50,755,137	43,361,512
Russell Tax-Managed U.S. Mid & Small Cap	—	—	242,078	22,556,045
Russell Global Credit Strategies	—	—	—	—
Russell Strategic Bond	—	—	—	—
Russell Investment Grade Bond	—	—	—	—
Russell Short Duration Bond	—	—	—	5,621,939
Russell Tax Exempt Bond	295,599	1,197,042	4,001,028	—
Russell Commodity Strategies Fund	—	—	—	—
Russell Global Infrastructure Fund	—	—	—	—
Russell Global Real Estate Securities	—	—	—	55,342,427
Russell Money Market	—	—	1,389	—

Funds	10/31/18	Totals
Russell U.S. Core Equity	$—	$1,106,588,643
Russell U.S. Quantitative Equity	—	1,212,603,939
Russell U.S. Growth	—	36,789,277
Russell U.S. Value	—	122,642,234
Russell U.S. Small & Mid Cap	—	512,315,831
Russell International Developed Markets	51,698,537	1,313,741,262
Russell Global Equity	—	344,899,648
Russell Emerging Markets	—	19,382,970
Russell Tax-Managed U.S. Large Cap	—	94,116,649
Russell Tax-Managed U.S. Mid & Small Cap	—	22,798,123
Russell Global Credit Strategies	—	—
Russell Strategic Bond	—	—
Russell Investment Grade Bond	—	—
Russell Short Duration Bond	—	5,621,939
Russell Tax Exempt Bond	—	5,493,669
Russell Commodity Strategies Fund	—	—
Russell Global Infrastructure Fund	—	—
Russell Global Real Estate Securities	—	55,342,427
Russell Money Market	—	1,389

Notes to Financial Statements	421

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

At October 31, 2010, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Cost of Investments	$3,740,975,571	$2,901,084,438	$94,696,111	$128,149,399

Unrealized Appreciation	471,790,118	364,301,251	16,464,664	11,445,434
Unrealized Depreciation	(68,729,874)	(89,714,083)	(1,034,088)	(2,154,543)

Net Unrealized Appreciation (Depreciation)	$403,060,244	$274,587,168	$15,430,576	$9,290,891

Undistributed Ordinary Income	$1,576,488	$545,430	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,106,588,643)	$(1,212,603,939)	$(36,789,277)	$(122,642,234)
Tax Composition of Distributions:
Ordinary Income	$38,155,132	$49,953,864	$72,399	$819,176
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—
Distributions in Excess	$—	$—	$117	$22,291
Tax Return of Capital	$—	$—	$—	$—

	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
Cost of Investments	$1,518,009,189	$4,436,780,762	$2,258,113,779	$1,260,516,302

Unrealized Appreciation	264,857,839	$581,836,884	$280,480,270	$545,651,208
Unrealized Depreciation	(28,086,864)	$(108,110,379)	$(29,565,336)	$(28,973,622)

Net Unrealized Appreciation (Depreciation)	$236,770,975	$473,726,505	$250,914,934	$516,677,586

Undistributed Ordinary Income	$4,397,441	$69,557,558	$12,235,314	$35,032,728
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(407,864,068)	$(1,313,741,262)	$(344,899,648)	$(19,382,970)
Tax Composition of Distributions:
Ordinary Income	$7,613,633	$150,747,514	$13,528,221	$34,598,034
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—
Distributions in Excess	—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—

	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Credit Strategies Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund
Cost of Investments	$380,159,210	$183,146,576	$672,553,953	$7,823,633,503	$1,999,811,115

Unrealized Appreciation	$60,932,569	$31,707,078	$4,323,683	$311,065,977	84,872,417
Unrealized Depreciation	$(10,455,738)	$(5,355,996)	$(1,138,117)	$(249,370,592)	(53,926,439)

Net Unrealized Appreciation (Depreciation)	$50,476,831	$26,351,082	$3,185,566	$61,695,385	$30,945,978

Undistributed Ordinary Income	$848,738	$—	$1,081,572	$178,356,001	$38,917,188
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(94,116,649)	$(22,798,123)	$—	$—	$12,690,021
Tax Composition of Distributions:
Ordinary Income	$2,330,028	$—	$—	$318,903,202	$44,628,269
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$117,401	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

422	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

Cost of Investments	$1,059,793,579	$519,970,084	$961,173,444	$753,596,750	$1,661,095,954	$—

Unrealized Appreciation	25,598,169	28,859,956	$220,366	14,483,170	220,920,535	—
Unrealized Depreciation	(6,698,884)	(1,719,472)	(15,395)	(2,628,732)	(5,474,876)	—

Net Unrealized Appreciation (Depreciation)	$18,899,285	$27,140,484	$204,971	$11,854,438	$215,445,659	$—

Undistributed Ordinary Income	$1,811,942	$—	$136,065,655	$6,333,847	$10,048,069	$280,351
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(5,621,939)	$(5,493,669)	$—	$869,653	$(55,342,427)	$(1,389)
Tax Composition of Distributions:
Ordinary Income	$21,968,921	$12,209	$—	$—	$50,276,335	$6,842
Tax-Exempt Income	$—	$16,536,207	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—	$—

Notes to Financial Statements	423

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Russell U.S. Core Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	260	$6,360	447	$8,462
Proceeds from reinvestment of distributions	5	120	7	156
Payments for shares redeemed	(204)	(5,034)	(318)	(5,958)

Net increase (decrease)	61	1,446	136	2,660

Class C
Proceeds from shares sold	261	6,379	629	12,094
Proceeds from reinvestment of distributions	—	6	13	231
Payments for shares redeemed	(930)	(22,712)	(1,188)	(22,547)

Net increase (decrease)	(669)	(16,327)	(546)	(10,222)

Class E
Proceeds from shares sold	514	12,621	1,147	21,991
Proceeds from reinvestment of distributions	21	516	45	848
Payments for shares redeemed	(1,287)	(31,811)	(1,592)	(31,503)

Net increase (decrease)	(752)	(18,674)	(400)	(8,664)

Class I
Proceeds from shares sold	14,863	364,811	12,011	230,227
Proceeds from reinvestment of distributions	313	7,551	466	8,973
Payments for shares redeemed	(13,559)	(331,712)	(18,915)	(351,959)

Net increase (decrease)	1,617	40,650	(6,438)	(112,759)

Class S
Proceeds from shares sold	20,436	504,736	23,075	442,726
Proceeds from reinvestment of distributions	466	11,228	684	13,195
Payments for shares redeemed	(30,745)	(757,351)	(21,600)	(403,289)

Net increase (decrease)	(9,843)	(241,387)	2,159	52,632

Class Y
Proceeds from shares sold	5,235	126,260	8,287	157,410
Proceeds from reinvestment of distributions	710	17,120	1,264	24,406
Payments for shares redeemed	(43,337)	(1,056,213)	(12,424)	(236,317)

Net increase (decrease)	(37,392)	(912,833)	(2,873)	(54,501)

Total increase (decrease)	(46,978)	$(1,147,125)	(7,962)	$(130,854)

424	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell U.S. Quantitative Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	128	$3,303	294	$6,159
Proceeds from reinvestment of distributions	7	173	8	163
Payments for shares redeemed	(214)	(5,538)	(217)	(4,435)

Net increase (decrease)	(79)	(2,062)	85	1,887

Class C
Proceeds from shares sold	129	3,313	318	6,588
Proceeds from reinvestment of distributions	7	186	13	263
Payments for shares redeemed	(823)	(21,132)	(1,071)	(21,987)

Net increase (decrease)	(687)	(17,633)	(740)	(15,136)

Class E
Proceeds from shares sold	415	10,679	864	17,747
Proceeds from reinvestment of distributions	31	781	47	975
Payments for shares redeemed	(1,240)	(32,131)	(1,498)	(32,483)

Net increase (decrease)	(794)	(20,671)	(587)	(13,761)

Class I
Proceeds from shares sold	3,834	98,202	9,143	190,213
Proceeds from reinvestment of distributions	303	7,725	459	9,600
Payments for shares redeemed	(17,241)	(447,211)	(15,413)	(313,114)

Net increase (decrease)	(13,104)	(341,284)	(5,811)	(113,301)

Class S
Proceeds from shares sold	11,408	295,238	18,750	392,433
Proceeds from reinvestment of distributions	612	15,566	731	15,327
Payments for shares redeemed	(30,466)	(793,186)	(18,746)	(381,259)

Net increase (decrease)	(18,446)	(482,382)	735	26,501

Class Y
Proceeds from shares sold	4,032	101,668	8,109	160,619
Proceeds from reinvestment of distributions	930	23,671	1,303	27,289
Payments for shares redeemed	(41,373)	(1,060,552)	(11,397)	(236,105)

Net increase (decrease)	(36,411)	(935,213)	(1,985)	(48,197)

Total increase (decrease)	(69,521)	$(1,799,245)	(8,303)	$(162,007)

Notes to Financial Statements	425

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell U.S. Growth Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	83	$544	248	$1,251
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(269)	(1,746)	(500)	(2,452)

Net increase (decrease)	(186)	(1,202)	(252)	(1,201)

Class E
Proceeds from shares sold	98	672	134	754
Proceeds from reinvestment of distributions	—	—	1	5
Payments for shares redeemed	(171)	(1,217)	(270)	(1,508)

Net increase (decrease)	(73)	(545)	(135)	(749)

Class I
Proceeds from shares sold	690	4,977	1,868	10,070
Proceeds from reinvestment of distributions	9	63	61	312
Payments for shares redeemed	(2,159)	(15,461)	(4,864)	(26,727)

Net increase (decrease)	(1,460)	(10,421)	(2,935)	(16,345)

Class S
Proceeds from shares sold	1,379	10,022	2,550	13,445
Proceeds from reinvestment of distributions	—	3	24	120
Payments for shares redeemed	(2,472)	(17,611)	(5,370)	(29,252)

Net increase (decrease)	(1,093)	(7,586)	(2,796)	(15,687)

Total increase (decrease)	(2,812)	$(19,754)	(6,118)	$(33,982)

	2010		2009
Russell U.S. Value Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	113	$799	173	$983
Proceeds from reinvestment of distributions	—	—	10	51
Payments for shares redeemed	(381)	(2,674)	(508)	(2,627)

Net increase (decrease)	(268)	(1,875)	(325)	(1,593)

Class E
Proceeds from shares sold	141	1,018	155	803
Proceeds from reinvestment of distributions	2	17	13	65
Payments for shares redeemed	(368)	(2,725)	(543)	(3,029)

Net increase (decrease)	(225)	(1,690)	(375)	(2,161)

Class I
Proceeds from shares sold	789	5,705	2,038	10,627
Proceeds from reinvestment of distributions	43	301	129	677
Payments for shares redeemed	(1,907)	(13,714)	(4,754)	(25,281)

Net increase (decrease)	(1,075)	(7,708)	(2,587)	(13,977)

Class S
Proceeds from shares sold	1,629	11,816	3,500	18,358
Proceeds from reinvestment of distributions	71	497	239	1,253
Payments for shares redeemed	(6,089)	(44,233)	(9,364)	(49,245)

Net increase (decrease)	(4,389)	(31,920)	(5,625)	(29,634)

Total increase (decrease)	(5,957)	$(43,193)	(8,912)	$(47,365)

426	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell U.S. Small & Mid Cap Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	192	$3,598	275	$3,812
Proceeds from reinvestment of distributions	2	25	2	28
Payments for shares redeemed	(122)	(2,265)	(174)	(2,486)

Net increase (decrease)	72	1,358	103	1,354

Class C
Proceeds from shares sold	214	4,023	298	4,126
Proceeds from reinvestment of distributions	—	—	2	33
Payments for shares redeemed	(478)	(8,855)	(667)	(9,078)

Net increase (decrease)	(264)	(4,832)	(367)	(4,919)

Class E
Proceeds from shares sold	316	5,923	704	9,437
Proceeds from reinvestment of distributions	6	107	7	87
Payments for shares redeemed	(899)	(17,046)	(1,345)	(19,512)

Net increase (decrease)	(577)	(11,016)	(634)	(9,988)

Class I
Proceeds from shares sold	1,848	34,631	3,852	52,349
Proceeds from reinvestment of distributions	60	1,085	66	882
Payments for shares redeemed	(4,269)	(80,549)	(8,376)	(113,561)

Net increase (decrease)	(2,361)	(44,833)	(4,458)	(60,330)

Class S
Proceeds from shares sold	7,947	148,869	11,707	160,645
Proceeds from reinvestment of distributions	143	2,567	140	1,883
Payments for shares redeemed	(8,950)	(168,823)	(11,067)	(147,355)

Net increase (decrease)	(860)	(17,387)	780	15,173

Class Y
Proceeds from shares sold	2,417	43,741	4,819	62,329
Proceeds from reinvestment of distributions	198	3,546	199	2,667
Payments for shares redeemed	(9,290)	(177,894)	(5,093)	(72,876)

Net increase (decrease)	(6,675)	(130,607)	(75)	(7,880)

Total increase (decrease)	(10,665)	$(207,317)	(4,651)	$(66,590)

Notes to Financial Statements	427

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell International Developed Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	220	$6,394	299	$7,186
Proceeds from reinvestment of distributions	22	645	—	—
Payments for shares redeemed	(176)	(5,147)	(220)	(5,138)

Net increase (decrease)	66	1,892	79	2,048

Class C
Proceeds from shares sold	188	5,422	361	8,866
Proceeds from reinvestment of distributions	61	1,774	—	—
Payments for shares redeemed	(667)	(19,198)	(1,016)	(23,547)

Net increase (decrease)	(418)	(12,002)	(655)	(14,681)

Class E
Proceeds from shares sold	756	21,980	1,045	24,241
Proceeds from reinvestment of distributions	94	2,735	—	—
Payments for shares redeemed	(788)	(22,862)	(1,538)	(39,424)

Net increase (decrease)	62	1,853	(493)	(15,183)

Class I
Proceeds from shares sold	6,670	192,681	10,677	248,334
Proceeds from reinvestment of distributions	1,008	29,435	—	—
Payments for shares redeemed	(9,169)	(265,628)	(16,817)	(388,504)

Net increase (decrease)	(1,491)	(43,512)	(6,140)	(140,170)

Class S
Proceeds from shares sold	18,262	525,010	17,976	420,554
Proceeds from reinvestment of distributions	1,548	45,184	—	—
Payments for shares redeemed	(11,756)	(338,601)	(16,028)	(373,387)

Net increase (decrease)	8,054	231,593	1,948	47,167

Class Y
Proceeds from shares sold	12,103	340,506	6,300	140,298
Proceeds from reinvestment of distributions	2,200	64,227	—	—
Payments for shares redeemed	(12,560)	(370,712)	(13,490)	(332,136)

Net increase (decrease)	1,743	34,021	(7,190)	(191,838)

Total increase (decrease)	8,016	$213,845	(12,451)	$(312,657)

428	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Global Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	475	$3,727	562	$3,308
Proceeds from reinvestment of distributions	8	58	10	57
Payments for shares redeemed	(196)	(1,507)	(332)	(1,818)

Net increase (decrease)	287	2,278	240	1,547

Class C
Proceeds from shares sold	610	4,769	386	2,253
Proceeds from reinvestment of distributions	5	35	2	13
Payments for shares redeemed	(320)	(2,465)	(445)	(2,586)

Net increase (decrease)	295	2,339	(57)	(320)

Class E
Proceeds from shares sold	2,710	21,430	780	4,618
Proceeds from reinvestment of distributions	21	163	21	119
Payments for shares redeemed	(437)	(3,383)	(479)	(3,064)

Net increase (decrease)	2,294	18,210	322	1,673

Class S
Proceeds from shares sold	82,356	646,669	25,285	147,332
Proceeds from reinvestment of distributions	676	5,196	759	4,272
Payments for shares redeemed	(13,480)	(104,093)	(17,988)	(103,095)

Net increase (decrease)	69,552	547,772	8,056	48,509

Class Y
Proceeds from shares sold	97,720	753,670	3,902	21,777
Proceeds from reinvestment of distributions	971	7,470	1,266	7,129
Payments for shares redeemed	(14,745)	(116,947)	(12,412)	(74,470)

Net increase (decrease)	83,946	644,193	(7,244)	(45,564)

Total increase (decrease)	156,374	$1,214,792	1,317	$5,845

Notes to Financial Statements	429

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	531	$9,722	312	$3,965
Proceeds from reinvestment of distributions	18	300	31	313
Payments for shares redeemed	(204)	(3,580)	(353)	(4,222)

Net increase (decrease)	345	6,442	(10)	56

Class C
Proceeds from shares sold	595	10,188	408	4,952
Proceeds from reinvestment of distributions	43	695	116	1,103
Payments for shares redeemed	(505)	(8,476)	(795)	(8,489)

Net increase (decrease)	133	2,407	(271)	(2,434)

Class E
Proceeds from shares sold	1,140	20,451	884	11,008
Proceeds from reinvestment of distributions	48	818	79	789
Payments for shares redeemed	(947)	(16,711)	(952)	(12,087)

Net increase (decrease)	241	4,558	11	(290)

Class S
Proceeds from shares sold	22,386	414,362	22,421	258,101
Proceeds from reinvestment of distributions	1,220	20,825	2,226	22,211
Payments for shares redeemed	(19,343)	(342,681)	(25,892)	(306,717)

Net increase (decrease)	4,263	92,506	(1,245)	(26,405)

Class Y
Proceeds from shares sold	7,530	145,633	3,094	31,048
Proceeds from reinvestment of distributions	605	10,330	1,490	14,874
Payments for shares redeemed	(4,843)	(87,602)	(11,875)	(142,024)

Net increase (decrease)	3,292	68,361	(7,291)	(96,102)

Total increase (decrease)	8,274	$174,274	(8,806)	$(125,175)

430	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Tax-Managed U.S. Large Cap Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	51	$853	—	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(11)	(194)	—	—

Net increase (decrease)	40	659	—	—

Class C
Proceeds from shares sold	38	632	293	4,007
Proceeds from reinvestment of distributions	—	—	1	9
Payments for shares redeemed	(232)	(3,878)	(465)	(5,730)

Net increase (decrease)	(194)	(3,246)	(171)	(1,714)

Class E
Proceeds from shares sold	294	4,958	287	3,674
Proceeds from reinvestment of distributions	5	76	11	138
Payments for shares redeemed	(143)	(2,442)	(272)	(3,650)

Net increase (decrease)	156	2,592	26	162

Class S
Proceeds from shares sold	5,008	85,120	10,280	132,410
Proceeds from reinvestment of distributions	121	2,018	328	4,086
Payments for shares redeemed	(5,398)	(90,963)	(14,095)	(182,260)

Net increase (decrease)	(269)	(3,825)	(3,487)	(45,764)

Total increase (decrease)	(267)	$(3,820)	(3,632)	$(47,316)

	2010		2009
Russell Tax-Managed U.S. Mid & Small Cap Fund	Shares	Dollars	Shares	Dollars
Class A(1)
Proceeds from shares sold	37	$452	—	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(21)	(252)	—	—

Net increase (decrease)	16	200	—	—

Class C
Proceeds from shares sold	49	521	261	2,197
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(183)	(2,026)	(525)	(4,195)

Net increase (decrease)	(134)	(1,505)	(264)	(1,998)

Class E
Proceeds from shares sold	81	975	112	910
Proceeds from reinvestment of distributions	—	—	2	14
Payments for shares redeemed	(47)	(564)	(119)	(1,063)

Net increase (decrease)	34	411	(5)	(139)

Class S
Proceeds from shares sold	2,002	24,223	4,915	42,754
Proceeds from reinvestment of distributions	9	109	119	1,023
Payments for shares redeemed	(3,023)	(36,613)	(8,668)	(76,012)

Net increase (decrease)	(1,012)	(12,281)	(3,634)	(32,235)

Total increase (decrease)	(1,096)	$(13,175)	(3,903)	$(34,372)

Notes to Financial Statements	431

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010
Russell Global Credit Strategies Fund	Shares	Dollars

Class A(2)
Proceeds from shares sold	23	$233
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	23	233

Class C(2)
Proceeds from shares sold	66	660
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(2)

Net increase (decrease)	66	658

Class E(2)
Proceeds from shares sold	88	882
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(1)

Net increase (decrease)	88	881

Class S(2)
Proceeds from shares sold	24,618	247,518
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(60)	(600)

Net increase (decrease)	24,558	246,918

Class Y(2)
Proceeds from shares sold	37,007	370,112
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(299)	(3,005)

Net increase (decrease)	36,708	367,107

Total increase (decrease)	61,443	$615,797

432	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Strategic Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,681	$39,496	2,643	$25,022
Proceeds from reinvestment of distributions	173	1,848	151	1,413
Payments for shares redeemed	(1,853)	(19,732)	(1,349)	(12,673)

Net increase (decrease)	2,001	21,612	1,445	13,762

Class C
Proceeds from shares sold	2,758	29,662	3,012	28,372
Proceeds from reinvestment of distributions	303	3,221	452	4,218
Payments for shares redeemed	(3,298)	(35,483)	(3,534)	(33,048)

Net increase (decrease)	(237)	(2,600)	(70)	(458)

Class E
Proceeds from shares sold	3,444	36,834	4,315	41,276
Proceeds from reinvestment of distributions	563	5,957	765	7,092
Payments for shares redeemed	(4,335)	(46,431)	(5,654)	(51,980)

Net increase (decrease)	(328)	(3,640)	(574)	(3,612)

Class I
Proceeds from shares sold	33,135	351,129	40,933	382,824
Proceeds from reinvestment of distributions	5,129	54,095	7,204	66,659
Payments for shares redeemed	(45,157)	(481,572)	(66,313)	(609,520)

Net increase (decrease)	(6,893)	(76,348)	(18,176)	(160,037)

Class S
Proceeds from shares sold	87,132	938,243	79,428	753,035
Proceeds from reinvestment of distributions	8,916	95,213	10,480	98,104
Payments for shares redeemed	(80,104)	(867,895)	(87,880)	(818,737)

Net increase (decrease)	15,944	165,561	2,028	32,402

Class Y
Proceeds from shares sold	28,498	303,542	56,626	527,830
Proceeds from reinvestment of distributions	14,038	148,000	19,037	176,631
Payments for shares redeemed	(121,013)	(1,307,159)	(78,450)	(708,761)

Net increase (decrease)	(78,477)	(855,617)	(2,787)	(4,300)

Total increase (decrease)	(67,990)	$(751,032)	(18,134)	$(122,243)

Notes to Financial Statements	433

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Investment Grade Bond Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	46	$1,034	—	$—
Proceeds from reinvestment of distributions	—	2	—	—
Payments for shares redeemed	(2)	(41)	—	—

Net increase (decrease)	44	995	—	—

Class C
Proceeds from shares sold	484	10,499	528	10,379
Proceeds from reinvestment of distributions	39	830	51	1,000
Payments for shares redeemed	(445)	(9,720)	(542)	(10,697)

Net increase (decrease)	78	1,609	37	682

Class E
Proceeds from shares sold	1,421	30,929	549	11,051
Proceeds from reinvestment of distributions	66	1,413	80	1,574
Payments for shares redeemed	(1,118)	(24,461)	(1,176)	(23,138)

Net increase (decrease)	369	7,881	(547)	(10,513)

Class I
Proceeds from shares sold	6,086	133,112	5,651	111,395
Proceeds from reinvestment of distributions	609	13,155	751	14,805
Payments for shares redeemed	(6,247)	(137,020)	(9,809)	(191,721)

Net increase (decrease)	448	9,247	(3,407)	(65,521)

Class S
Proceeds from shares sold	19,152	418,759	2,110	41,599
Proceeds from reinvestment of distributions	367	8,009	236	4,656
Payments for shares redeemed	(5,358)	(119,149)	(3,619)	(70,888)

Net increase (decrease)	14,161	307,619	(1,273)	(24,633)

Class Y
Proceeds from shares sold	21,973	476,114	3,504	70,648
Proceeds from reinvestment of distributions	825	17,935	881	17,324
Payments for shares redeemed	(9,994)	(222,826)	(13,069)	(260,113)

Net increase (decrease)	12,804	271,223	(8,684)	(172,141)

Total increase (decrease)	27,904	$598,574	(13,874)	$(272,126)

434	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Short Duration Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	997	$19,035	721	$12,780
Proceeds from reinvestment of distributions	24	452	15	267
Payments for shares redeemed	(462)	(8,800)	(268)	(4,824)

Net increase (decrease)	559	10,687	468	8,223

Class C
Proceeds from shares sold	4,702	89,568	2,223	40,484
Proceeds from reinvestment of distributions	66	1,253	36	643
Payments for shares redeemed	(1,757)	(33,499)	(884)	(15,785)

Net increase (decrease)	3,011	57,322	1,375	25,342

Class E
Proceeds from shares sold	695	13,292	616	11,082
Proceeds from reinvestment of distributions	23	439	21	380
Payments for shares redeemed	(288)	(5,513)	(511)	(9,037)

Net increase (decrease)	430	8,218	126	2,425

Class S
Proceeds from shares sold	20,968	400,853	13,079	234,341
Proceeds from reinvestment of distributions	679	12,936	546	9,739
Payments for shares redeemed	(12,436)	(238,441)	(8,384)	(148,886)

Net increase (decrease)	9,211	175,348	5,241	95,194

Class Y
Proceeds from shares sold	5,348	102,400	2,494	45,806
Proceeds from reinvestment of distributions	303	5,780	248	4,425
Payments for shares redeemed	(2,305)	(44,111)	(1,006)	(17,790)

Net increase (decrease)	3,346	64,069	1,736	32,441

Total increase (decrease)	16,557	$315,644	8,946	$163,625

Notes to Financial Statements	435

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Tax Exempt Bond Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	121	$2,729	—	$—
Proceeds from reinvestment of distributions	—	11	—	—
Payments for shares redeemed	(42)	(957)	—	—

Net increase (decrease)	79	1,783	—	—

Class C
Proceeds from shares sold	691	15,363	574	12,277
Proceeds from reinvestment of distributions	24	521	19	405
Payments for shares redeemed	(574)	(12,722)	(284)	(6,060)

Net increase (decrease)	141	3,162	309	6,622

Class E
Proceeds from shares sold	599	13,333	459	9,871
Proceeds from reinvestment of distributions	35	779	27	580
Payments for shares redeemed	(241)	(5,371)	(313)	(6,667)

Net increase (decrease)	393	8,741	173	3,784

Class S
Proceeds from shares sold	8,497	188,961	9,438	201,304
Proceeds from reinvestment of distributions	613	13,615	538	11,444
Payments for shares redeemed	(6,092)	(135,911)	(9,021)	(190,529)

Net increase (decrease)	3,018	66,665	955	22,219

Total increase (decrease)	3,631	$80,351	1,437	$32,625

436	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010
Russell Commodity Strategies Fund	Shares	Dollars

Class A(3)
Proceeds from shares sold	443	$4,855
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1)	(9)

Net increase (decrease)	442	4,846

Class C(3)
Proceeds from shares sold	289	3,095
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(3)	(34)

Net increase (decrease)	286	3,061

Class E(3)
Proceeds from shares sold	1,311	14,144
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(25)	(285)

Net increase (decrease)	1,286	13,859

Class S(3)
Proceeds from shares sold	38,397	391,555
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,631)	(18,064)

Net increase (decrease)	36,766	373,491

Class Y(3)
Proceeds from shares sold	50,097	502,245
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(3,315)	(36,728)

Net increase (decrease)	46,782	465,517

Total increase (decrease)	85,562	$860,774

Notes to Financial Statements	437

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010
Russell Global Infrastructure Fund	Shares	Dollars

Class A(2)
Proceeds from shares sold	32	$324
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	32	324

Class C(2)
Proceeds from shares sold	73	737
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(2)

Net increase (decrease)	73	735

Class E(2)
Proceeds from shares sold	97	1,002
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(3)

Net increase (decrease)	97	999

Class S(2)
Proceeds from shares sold	24,462	251,255
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(61)	(631)

Net increase (decrease)	24,401	250,624

Class Y(2)
Proceeds from shares sold	36,225	362,370
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(880)	(9,111)

Net increase (decrease)	35,345	353,259

Total increase (decrease)	59,948	$605,941

438	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Russell Global Real Estate Securities Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	223	$7,131	193	$4,273
Proceeds from reinvestment of distributions	17	519	20	405
Payments for shares redeemed	(135)	(4,296)	(189)	(3,941)

Net increase (decrease)	105	3,354	24	737

Class C
Proceeds from shares sold	164	5,028	254	5,459
Proceeds from reinvestment of distributions	31	901	48	931
Payments for shares redeemed	(402)	(12,349)	(504)	(10,555)

Net increase (decrease)	(207)	(6,420)	(202)	(4,165)

Class E
Proceeds from shares sold	314	9,811	688	14,106
Proceeds from reinvestment of distributions	32	982	49	982
Payments for shares redeemed	(629)	(20,375)	(583)	(13,434)

Net increase (decrease)	(283)	(9,582)	154	1,654

Class S
Proceeds from shares sold	8,364	264,542	16,649	356,315
Proceeds from reinvestment of distributions	1,000	30,917	1,244	25,408
Payments for shares redeemed	(14,599)	(464,675)	(12,531)	(269,655)

Net increase (decrease)	(5,235)	(169,216)	5,362	112,068

Class Y
Proceeds from shares sold	1,178	37,120	10,186	190,011
Proceeds from reinvestment of distributions	466	14,384	923	18,679
Payments for shares redeemed	(11,099)	(350,436)	(7,783)	(180,125)

Net increase (decrease)	(9,455)	(298,932)	3,326	28,565

Total increase (decrease)	(15,075)	$(480,796)	8,664	$138,859

Russell Money Market Fund	2010 On a Constant Dollar Basis	2009 On a Constant Dollar Basis

Class A
Proceeds from shares sold	$12,582	$119,564
Proceeds from reinvestment of distributions	8	2,165
Payments for shares redeemed	(100,859)	(370,931)

Net increase (decrease)	(88,269)	(249,202)

Class S
Proceeds from shares sold	362,325	22,526,028
Proceeds from reinvestment of distributions	38	11,676
Payments for shares redeemed	(2,514,447)	(25,002,035)

Net increase (decrease)	(2,152,084)	(2,464,331)

Total increase (decrease)	$(2,240,353)	$(2,713,533)

(1)	For the period June 1, 2010 (date of first issue) to October 31, 2010.
(2)	For the period October 1, 2010 (date of first issue) to October 31, 2010.
(3)	For the period July 1, 2010 (date of first issue) to October 31, 2010.

Notes to Financial Statements	439

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

8.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. The Russell Global Real Estate Securities Fund borrowed $8,000,000 from the Russell Money Market Fund on October 18, 2010 and $5,000,000 on October 19, 2010. Miscellaneous expense on the Statement of Operations for the Fund includes $157.50 paid under the Interfund Lending Program at the interfund loan rate of 0.440% on October 18, 2010 and 0.430% on October 19, 2010. There were no outstanding balances at October 31, 2010.

9.	Record Ownership

As of October 31, 2010, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%

Russell U.S. Core Equity Fund	2	30.0
Russell U.S. Quantitative Equity Fund	4	59.0
Russell U.S. Growth Fund	3	49.9
Russell U.S. Value Fund	3	53.5
Russell U.S. Small & Mid Cap Fund	4	55.4
Russell International Developed Markets Fund	4	56.0
Russell Global Equity Fund	3	58.6
Russell Emerging Markets Fund	3	42.5
Russell Tax-Managed U.S. Large Cap Fund	1	33.9
Russell Tax-Managed U.S. Mid & Small Cap Fund	1	30.6
Russell Global Credit Strategies Fund	4	78.8
Russell Strategic Bond Fund	2	44.2
Russell Investment Grade Bond Fund	3	40.7
Russell Short Duration Bond Fund	3	53.2
Russell Tax Exempt Bond Fund	2	40.7
Russell Commodity Strategies Fund	3	59.3
Russell Global Infrastructure Fund	3	67.9
Russell Global Real Estate Securities Fund	2	28.9
Russell Money Market Fund	1	43.6

10.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (other than Russell Money Market Fund) in securities that are illiquid. The Russell Money Market Fund no longer purchases illiquid securities. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on a Fund’s Schedule of Investments.

440	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell Emerging Markets Fund - 0.4%
HON HAI Precision Industry Co., Ltd.	11/12/01	144,064	3.88	559	546
Magnit OJSC	05/16/06	29,818	29.01	865	3,473
MOL Hungarian Oil and Gas NyRt	12/19/07	12,898	4.05	52	693
Raspadskaya	09/05/08	392,707	3.89	1,528	2,286

					6,998

Russell Strategic Bond Fund - 2.7%
Adam Aircraft Industries, Term Loan	05/22/07	760,489	96.83	736	8
ARES CLO Funds	01/15/09	13,524,475	75.33	10,188	12,683
ARES CLO Funds	01/15/09	5,372,792	95.44	5,128	5,166
Arkle Master Issuer PLC	10/15/10	7,900,000	100.00	7,900	7,904
Armstrong Loan Funding, Ltd.	05/21/09	2,242,684	87.95	1,972	2,180
AWAS Aviation Capital, Ltd.	10/01/10	3,800,000	100.00	3,800	3,800
Black Diamond CLO, Ltd.	09/11/08	23,250,000	77.73	18,072	20,716
Chatham Light CLO, Ltd.	11/25/09	3,465,848	90.80	3,147	3,242
CIT Mortgage Loan Trust	10/05/07	1,820,273	100.00	1,820	1,716
CIT Mortgage Loan Trust	10/05/07	6,000,000	100.00	6,000	3,405
Codelco, Inc.	10/28/10	2,050,000	98.24	2,014	2,014
College Loan Corp. Trust	08/25/09	2,000,000	81.12	1,622	1,800
DG Funding Trust	11/04/03	479	10,585.30	5,070	3,683
DnB NOR Boligkreditt	10/06/10	7,200,000	99.91	7,194	7,211
Educational Services of America, Inc.	02/23/10	3,873,464	100.00	3,873	3,877
Fannie Mae REMICS	05/29/07	3,139	95.24	3	3
Fannie Mae REMICS	06/11/07	7,629	108.17	8	7
Fannie Mae REMICS	06/21/07	34,057	109.61	37	34
FDIC Structured Sale Guaranteed Notes	03/05/10	3,338,764	100.15	3,344	3,345
FDIC Structured Sale Guaranteed Notes	10/14/10	4,335,000	100.00	4,335	4,335
Freddie Mac REMICS	05/29/07	110,331	94.79	104	107
Freddie Mac REMICS	06/21/07	41,568	117.93	49	42
Freddie Mac REMICS	06/22/07	6,613	112.28	7	7
Freddie Mac REMICS	06/26/07	14,149	108.35	15	14
Freddie Mac REMICS	07/17/07	17,783	110.03	20	18
Freddie Mac Strips	12/02/09	17,944,052	9.66	1,733	1,720
Georgia-Pacific LLC	10/27/10	3,845,000	99.41	3,822	3,883
GS Mortgage Securities Corp. II	08/04/10	6,995,000	102.98	7,203	7,431
Hamlet, Ltd.	08/12/10	2,200,000	88.31	1,943	1,954
Lloyds TSB Bank PLC	09/27/10	2,525,000	101.79	2,570	2,634
Mutual of Omaha Insurance Co.	10/12/10	4,545,000	96.64	4,392	4,433
NBC Universal, Inc.	04/27/10	3,375,000	99.98	3,374	3,447
OMX Timber Finance Investments I LLC	03/16/10	7,200,000	98.46	7,089	7,597
Oncor Electric Delivery Co. LLC	10/01/10	4,390,000	110.92	4,869	4,882
RBSSP 2010 10 1A1	04/09/10	14,040,000	79.00	11,092	11,092
Reliance Holdings USA, Inc.	10/15/10	4,575,000	99.11	4,534	4,464
Rockies Express Pipeline LLC	10/13/10	2,955,000	112.20	3,316	3,288
Silverstone Master Issuer PLC	10/22/10	7,700,000	100.00	7,700	7,700
Sparebanken 1 Boligkreditt	10/19/10	12,700,000	99.91	12,689	12,736
Stadshypotek AB	09/23/10	11,800,000	99.98	11,798	11,937
Symetra Financial Corp.	06/02/06	1,200,000	98.80	1,186	1,250
United Business Media, Ltd.	10/27/10	8,615,000	98.30	8,469	8,739
Wells Fargo Commercial Mortgate Trust	10/28/10	5,850,000	102.99	6,025	6,025

					192,529

Russell Investment Grade Bond Fund - 0.5%
Avis Budget Rental Car Funding AESOP LLC	10/21/10	220,000	100.00	220	220
Depfa ACS Bank	03/08/07	400,000	98.48	394	295
DG Funding Trust	11/05/03	392	10,587.26	4,150	3,014
Glitnir Banki HF	06/12/06	700,000	99.92	699	—
Glitnir Banki HF	07/21/06	270,000	100.00	270	84
GSMPS Mortgage Loan Trust	10/27/10	266,504	83.16	222	220

Notes to Financial Statements	441

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

GSPA Monetization Trust	10/01/10	691,447	101.00	698	693
Kaupthing Bank Hf	05/12/06	1,480,000	99.57	1,474	—
Kaupthing Bank Hf	10/03/06	100,000	99.72	100	27
Kaupthing Bank Hf	02/25/08	1,210,000	84.53	1,023	330
Korea Electric Power Corp.	09/27/10	1,200,000	99.67	1,196	1,212
Korea Hydro & Nuclear Power Co., Ltd.	09/09/10	600,000	98.78	593	604
MASTR Reperforming Loan Trust	10/22/10	411,337	82.63	340	338
Santander US Debt SA Unipersonal	10/13/10	400,000	101.26	405	402
Sydney Airport Finance Co. Pty, Ltd.	09/30/10	100,000	99.90	100	101
United Business Media, Ltd.	10/27/10	260,000	98.30	256	264
Washington Mutual Mortgage Pass Through Certificates	04/01/05	438,892	100.00	439	24
Wells Fargo Mortgage Loan Trust	10/06/10	864,064	96.25	832	862

					8,690

Russell Short Duration Bond Fund - 0.8%
Banco Santander Chile	03/31/10	1,000,000	99.72	997	1,019
BPCE SA	10/21/10	100,000	100.70	101	101
DG Funding Trust	11/04/03	219	10,537.12	2,308	1,684
Long Grove CLO, Ltd.	10/14/10	4,699,484	96.54	4,537	4,535

					7,339

Illiquid securities and restricted securities may be priced by the Funds using fair valuation procedures approved by the Board.

11.	Dividends

On November 1, 2010, the Board declared the following dividends payable from net investment income. Dividends were paid on November 3, 2010, to shareholders of record on November 2, 2010.

Fund	Net Investment Income

Russell Strategic Bond - Class A	$0.0198
Russell Strategic Bond - Class C	0.0123
Russell Strategic Bond - Class E	0.0205
Russell Strategic Bond - Class I	0.0227
Russell Strategic Bond - Class S	0.0221
Russell Strategic Bond - Class Y	0.0237
Russell Investment Grade Bond - Class C	0.0207
Russell Investment Grade Bond - Class E	0.0377
Russell Investment Grade Bond - Class I	0.0424
Russell Investment Grade Bond - Class S	0.0409
Russell Investment Grade Bond - Class Y	0.0444
Russell Short Duration Bond - Class A	0.0346
Russell Short Duration Bond - Class C	0.0221
Russell Short Duration Bond - Class E	0.0342
Russell Short Duration Bond - Class S	0.0384
Russell Short Duration Bond - Class Y	0.0401
Russell Tax Exempt Bond - Class A	0.0523
Russell Tax Exempt Bond - Class C	0.0415
Russell Tax Exempt Bond - Class E	0.0561
Russell Tax Exempt Bond - Class S	0.0610

442	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

On December 1, 2010, the Board declared the following dividends payable from net investment income. Dividends were paid on December 3, 2010, to shareholders of record on December 2, 2010.

Fund	Net Investment Income

Russell Strategic Bond - Class A	$0.0317
Russell Strategic Bond - Class C	0.0249
Russell Strategic Bond - Class E	0.0324
Russell Strategic Bond - Class I	0.0344
Russell Strategic Bond - Class S	0.0339
Russell Strategic Bond - Class Y	0.0352
Russell Investment Grade Bond - Class C	0.0357
Russell Investment Grade Bond - Class E	0.0515
Russell Investment Grade Bond - Class I	0.0556
Russell Investment Grade Bond - Class S	0.0541
Russell Investment Grade Bond - Class Y	0.0374
Russell Short Duration Bond - Class A	0.0321
Russell Short Duration Bond - Class C	0.0207
Russell Short Duration Bond - Class E	0.3210
Russell Short Duration Bond - Class S	0.0359
Russell Short Duration Bond - Class Y	0.0374
Russell Tax Exempt Bond - Class A	0.0526
Russell Tax Exempt Bond - Class C	0.0407
Russell Tax Exempt Bond - Class E	0.0538
Russell Tax Exempt Bond - Class S	0.0582

On December 16, 2010, the Board declared the following dividends payable from net investment income. Dividends were paid on December 20, 2010, to shareholders of record on December 17, 2010.

Fund	Net Investment Income

Russell Money Market - Class A	$0.0009
Russell Money Market - Class C	0.0009

On December 17, 2010, the Board declared the following dividends payable from net investment income. Dividends were paid on December 21, 2010, to shareholders of record on December 20, 2010.

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Russell US Core Equity - Class A	$0.0684	$0.000	$0.000
Russell US Core Equity - Class C	0.0173	0.0000	0.0000
Russell US Core Equity - Class E	0.0749	0.0000	0.0000
Russell US Core Equity - Class I	0.0903	0.0000	0.0000
Russell US Core Equity - Class S	0.0849	0.0000	0.0000
Russell US Core Equity - Class Y	0.0968	0.0000	0.0000
Russell US Quantitative Equity - Class A	0.1043	0.0000	0.0000
Russell US Quantitative Equity - Class C	0.0504	0.0000	0.0000
Russell US Quantitative Equity - Class E	0.1114	0.0000	0.0000
Russell US Quantitative Equity - Class I	0.1271	0.0000	0.0000
Russell US Quantitative Equity - Class S	0.1215	0.0000	0.0000
Russell US Quantitative Equity - Class Y	0.1341	0.0000	0.0000
Russell US Value - Class E	0.0017	0.0000	0.0000
Russell US Value - Class I	0.0126	0.0000	0.0000
Russell US Value - Class S	0.0107	0.0000	0.0000
Russell US Small & Mid Cap - Class A	0.0579	0.0000	0.0000
Russell US Small & Mid Cap - Class E	0.0587	0.0000	0.0000
Russell US Small & Mid Cap - Class I	0.1144	0.0000	0.0000
Russell US Small & Mid Cap - Class S	0.1005	0.0000	0.0000
Russell US Small & Mid Cap - Class Y	0.1353	0.0000	0.0000
Russell International Developed Markets - Class A	0.3856	0.0000	0.0000
Russell International Developed Markets - Class C	0.1256	0.0000	0.0000
Russell International Developed Markets - Class E	0.4134	0.0000	0.0000
Russell International Developed Markets - Class I	0.4806	0.0000	0.0000

Notes to Financial Statements	443

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Russell International Developed Markets - Class S	$0.4591	$0.0000	$0.0000
Russell International Developed Markets - Class Y	0.5073	0.0000	0.0000
Russell Global Equity - Class A	0.0258	0.0000	0.0000
Russell Global Equity - Class E	0.0247	0.0000	0.0000
Russell Global Equity - Class S	0.0427	0.0000	0.0000
Russell Global Equity - Class Y	0.0530	0.0000	0.0000
Russell Emerging Markets - Class A	0.3765	0.0000	0.0000
Russell Emerging Markets - Class C	0.2448	0.0000	0.0000
Russell Emerging Markets - Class E	0.3669	0.0000	0.0000
Russell Emerging Markets - Class S	0.4128	0.0000	0.0000
Russell Emerging Markets - Class Y	0.4425	0.0000	0.0000
Russell Tax Managed US Large Cap - Class A	0.0634	0.0000	0.0000
Russell Tax Managed US Large Cap - Class E	0.0383	0.0000	0.0000
Russell Tax Managed US Large Cap - Class S	0.0767	0.0000	0.0000
Russell Strategic Bond - Class A	0.0226	0.2634	0.0000
Russell Strategic Bond - Class C	0.0152	0.2634	0.0000
Russell Strategic Bond - Class E	0.0233	0.2634	0.0000
Russell Strategic Bond - Class I	0.0254	0.2634	0.0000
Russell Strategic Bond - Class S	0.0249	0.2634	0.0000
Russell Strategic Bond - Class Y	0.0263	0.2634	0.0000
Russell Investment Grade Bond - Class A	0.0647	0.5064	0.1794
Russell Investment Grade Bond - Class C	0.0491	0.5064	0.1794
Russell Investment Grade Bond - Class E	0.0657	0.5064	0.1794
Russell Investment Grade Bond - Class I	0.0710	0.5064	0.1794
Russell Investment Grade Bond - Class S	0.0695	0.5064	0.1794
Russell Investment Grade Bond - Class Y	0.0729	0.5064	0.1794
Russell Short Duration Bond - Class S	0.0024	0.0000	0.0000
Russell Short Duration Bond - Class Y	0.0039	0.0000	0.0000
Russell Tax Exempt Bond - Class A	0.0673	0.0000	0.0000
Russell Tax Exempt Bond - Class C	0.0543	0.0000	0.0000
Russell Tax Exempt Bond - Class E	0.0686	0.0000	0.0000
Russell Tax Exempt Bond - Class S	0.0734	0.0000	0.0000
Russell Global Real Estate Securities - Class A	0.1848	0.0000	0.0000
Russell Global Real Estate Securities - Class C	0.1173	0.0000	0.0000
Russell Global Real Estate Securities - Class E	0.1822	0.0000	0.0000
Russell Global Real Estate Securities - Class S	0.2058	0.0000	0.0000
Russell Global Real Estate Securities - Class Y	0.2216	0.0000	0.0000
Russell Commodity Strategies - Class A	1.4768	0.0001	0.0000
Russell Commodity Strategies - Class C	1.4540	0.0001	0.0000
Russell Commodity Strategies - Class E	1.4714	0.0001	0.0000
Russell Commodity Strategies - Class S	1.4780	0.0001	0.0000
Russell Commodity Strategies - Class Y	1.4854	0.0001	0.0000
Russell Global Infrastructure Fund - Class A	0.7180	0.0625	0.0137
Russell Global Infrastructure Fund - Class C	0.0608	0.0625	0.0137
Russell Global Infrastructure Fund - Class E	0.0673	0.0625	0.0137
Russell Global Infrastructure Fund - Class S	0.0737	0.0625	0.0137
Russell Global Infrastructure Fund - Class Y	0.0765	0.0625	0.0137
Russell Global Credit Strategies - Class A	0.0892	0.0033	0.0000
Russell Global Credit Strategies - Class C	0.0763	0.0033	0.0000
Russell Global Credit Strategies - Class E	0.0870	0.0033	0.0000
Russell Global Credit Strategies - Class S	0.0923	0.0033	0.0000
Russell Global Credit Strategies - Class Y	0.0938	0.0033	0.0000
On December 3, 2010 the Funds redeemed in-kind out of SLQT (securities lending cash collateral vehicle) realizing certain losses as a result of such redemption and proceeds of the redemption were invested in a liquidating trust.

444	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2010

12.	Subsequent Events

Management has evaluated events or transactions that may have occurred since October 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would require further disclosure within the financial statements with the exception noted below.

The liquidating trust was formed to hold the assets redeemed in-kind from SLQT. As securities mature in the liquidating trust, the Funds will invest the cash proceeds into the Russell U.S. Cash Collateral Fund.

Notes to Financial Statements	445

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Quantitative Equity Fund, Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell U.S. Small & Mid Cap Fund, Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Credit Strategies Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Real Estate Securities Fund, Russell Money Market Fund (nineteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations, the changes in each of their net assets, the cash flows of Russell U.S. Quantitative Equity Fund for the periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

December 23, 2010

446	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Funds

Tax Information — October 31, 2010 (Unaudited)

For the tax year ended October 31, 2010, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2010, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Quantitative Equity Fund	100.0%
Russell U.S. Value Fund	100.0%
Russell U.S. Growth Fund	100.0%
Russell U.S. Small & Mid Cap Fund	100.0%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	90.0%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	100.0%
Russell Strategic Bond Fund	0.0%
Russell Investment Grade Bond Fund	0.0%
Russell Short Duration Bond Fund	0.0%
Russell Tax Exempt Bond Fund	39.8%
Russell Money Market Fund	0.0%
Russell Global Infrastructure Fund	0.0%
Russell Global Credit Strategies	0.0%
Russell Commodity Strategies Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2010:

None

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Russell International Developed Markets Fund	$5,351,437	$0.0350	$105,335,657	$0.6882
Russell Global Equity Fund	1,886,709	0.0066	17,385,247	0.0604
Russell Emerging Markets Fund	3,694,806	0.0450	25,058,952	0.3052
Russell Global Infrastructure Fund	43,845	.0007	337,343	.0056

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $16,697,946 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2010.

Tax Information	447

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees (the “Board or the Trustees”), including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 20, 2010 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information, analyses and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 13, 2010, the Independent Trustees met in preparation for the Agreement Evaluation Meeting by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund (the “Money Market Fund”), which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and

448	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations, but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing a Fund’s investment program, structuring a Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of a Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors, in pursuing their investment goals and objectives, likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

Information provided by RIMCo as to expenses incurred by the Fund; and

Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the possible impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and a planned relocation of the Russell organization’s headquarters by the end of 2010. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that, while these changes likely would have a near term impact because of increased demands upon continuing personnel, steps were being taken to avoid any long-term diminution in the nature, scope or quality of the services provided to the Funds. The Board also discussed the possible impact of such changes on the compliance programs of the Funds and RIMCo and received assurances from senior representatives of the Russell organization that such changes would not result in any long-term diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion—up to 10%—of the assets of each of the Russell U.S. Core Equity Fund and the Russell U.S Quantitative Equity Fund (each a “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings

Basis for Approval of Investment Advisory Contracts	449

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

strategy is utilized and that the profits derived by RIMCo generally and from each Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by each Participating Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Real Estate Securities Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund and Russell Short Duration Bond Fund each had an Advisory Fee which on a contractual basis, an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds) or on both a contractual and actual basis was ranked in the fourth or fifth quintile of its Expense Universe. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that, with the exception of the Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund and the Russell Short Duration Bond Fund, each such Fund’s Advisory Fee was ranked within 5 basis points of the third quintile of its Expense Universe. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are reasonable notwithstanding such rankings.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds other than the Russell Money Market Fund encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board noted that, generally, there was a reduction in the Funds’ assets as a result of market declines and related investor redemptions in 2008 and 2009 and that Fund asset levels generally have not rebounded completely from those levels. In the case of certain Funds, asset levels have continued to decline since 2008. The Board therefore determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell Short Duration Bond Fund was ranked in the fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe

450	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

funds. The Board considered RIMCo’s explanation of this ranking. According to RIMCo, the Fund’s ranking reflected relatively high contractual advisory fees and custody fees. RIMCo noted that new custody fee arrangements did not reduce the Fund’s total expenses in 2009 as expected partly because turnover for the Fund was relatively high for the year and assets under management remained flat. RIMCo noted that the Short Duration Fund had positive cash flows during the past year that generally exceeded those of other funds in its category. RIMCo expressed its belief that the Fund’s total expenses were reasonable in light of its performance but the Board determined to continue to monitor the Fund’s total expense levels. On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

Although it regarded the 3-year performance of each of the Russell U.S. Value Fund, Russell U.S. Small & Mid Cap Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell U.S. Core Equity Fund and Russell U.S. Quantitative Equity Fund relative to its Performance Universe as disappointing, the Board further concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5-year periods as most relevant.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo advised the Board of its belief that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo noted that the Funds are distributed primarily through financial intermediaries who determine and manage clients’ cash positions rather than rely on the Funds to hold uninvested cash. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market, such as 2008, but may enhance the Funds’ relative performance in a rising market, such as 2009.

With respect to the Russell U.S. Value Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth and fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2009, respectively, but that its performance was ranked in the first quintile of its Performance Universe for the 1-year period ended such date. The Trustees considered, among other things, management’s belief that the Fund tends to have a deeper value orientation than its Comparable Funds, a tendency which led to greater Fund exposure to market segments that performed poorly during 2008, such as mortgage and housing-related stocks. RIMCo advised the Trustees that the Fund’s underperformance in 2008 significantly affected its performance relative to its Comparable Funds for the 3- and 5-year periods ended December 31, 2009. The Fund’s full investment strategy had a substantial negative impact on the Fund’s 2008 performance.

With respect to the Russell U.S. Small & Mid Cap Fund, the Third-Party Information indicated that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2009 and was ranked in the third quintile for the 1-year period ended such date. RIMCo noted that the Comparable Funds consist of funds investing in small cap stocks while the Russell U.S. Small & Mid Cap Fund invests in both small and mid cap stocks and is managed against a different index. In 2009, the Fund’s bias toward quality was a detractor from performance as speculative stocks outperformed. However, the Fund’s sector selections were positive factors as the economic outlook improved.

With respect to the Russell U.S. Core Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2009; but was ranked in the second quintile of its Performance Universe for the 1-year period ended such date. RIMCo noted that the Russell U.S. Core Equity Fund’s underperformance during 2008 had a significant negative impact on its performance for the 3-year period. RIMCo noted further that the Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds in 2008. Lastly, RIMCo expressed its belief that the Russell U.S. Core Equity Fund’s more active Money Managers, who typically take more risk in their individual portfolios in order to achieve higher returns, were particularly affected by the risk-averse market environment of 2008. Certain of the Fund’s more aggressive Money Managers also were particularly significant detractors from performance in 2008.

Basis for Approval of Investment Advisory Contracts	451

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

With respect to the Russell Tax-Managed U.S. Large Cap Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2009, but that its performance for the 1-year period ended on such date was ranked in the first quintile. RIMCo noted that the Russell Tax-Managed U.S. Large Cap Fund’s underperformance in 2008 had a significant negative impact on its performance for the 3- and 5-year periods. RIMCo noted further that the Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds. Lastly, RIMCo noted that Comparable Funds included not only funds that are managed in a tax-aware manner, such as the Russell Tax-Managed U.S. Large Cap Fund, but also funds that are focused on maximizing returns without regard to tax consequences. According to RIMCo, constraints in managing the Russell Tax-Managed U.S. Large Cap Fund in a tax-aware manner put the Fund at a disadvantage relative to its Performance Universe.

With respect to the Russell U.S. Quantitative Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 1-, 3- and 5-year periods ended December 31, 2009. RIMCo expressed the belief that the methodology employed by the Third-Party Information provider in selecting Comparable Funds did not reflect the Fund’s strategy of reduced exposure to small/mid cap stocks and greater exposure to large cap stocks, although the Fund still would have underperformed relative to members of more appropriate peer groups. While the environment for quantitative managers generally has been hostile, RIMCo expressed its view that the Fund’s Money Managers have been particularly impacted. RIMCo believes that the Fund will perform better under more normalized market conditions.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact the Funds’ relative performance for the 3- and, where applicable, 5-year periods ended December 31, 2009.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement, other than RIMCo’s recommendation, or the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 25, 2010, to a effect money manager change for the Russell Real Estate Securities Fund and the Russell U.S. Quantitative Equity Fund; (2) at a meeting held on August 31, 2010, to effect a money manager change for the Russell US. Value Fund, the Russell International Developed Markets Fund and the Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Global Equity Fund resulting from a change of control of one of the Fund’s Money Managers; and (3) at a meeting held on October 6, 2010,

452	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

to effect a money manager change for the Russell Global Credit Strategies Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 20, 2010 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	453

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — October 31, 2010 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semiannual reports. Please contact your Financial Intermediary for further details.

454	Shareholder Requests for Additional Information

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2010 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 40 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	•President and CEO RIC and RIF •Chairman of the Board, President and CEO, Russell Financial Services, Inc. •Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) •Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) •May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank •2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. •1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	49	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	455

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue Seattle, Washington 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services) •February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF •Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	49	•Director, Avista Corp (electric utilities) •Trustee, Principal Investor Funds (investment company); •Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue Seattle, Washington 98101	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	49	None

Jonathan Fine, Born July 8, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA	49	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Vice Chairman, Simpson Investment Company •Until April 2009, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	None

456	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue Seattle, Washington 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds •September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	49	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue Seattle, Washington 98101	Trustee since 2002	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	49	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	457

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	49	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2007	Five year term	•President, Anderson Management Group LLC (private investments consulting) •Trustee, RIC and RIF until 2006 •February 2002 to June 2005, Lead Trustee, RIC and RIF •Chairman of the Nominating and Governance Committee, 2006	49	None

Lee C. Gingrich, Born October 6, 1930 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2006	Five year term	•Retired since 1995 •Trustee of RIC and RIF until 2005 •Chairman of the Nominating and Governance Committee 2001–2005	49	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

458	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —
October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue Seattle, Washington 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC •Chief Compliance Officer, RIF •Chief Compliance Officer, RIMCo •Chief Compliance Officer, RFSC •April 2002–May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

•President and CEO, RIC and RIF

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue Seattle, Washington 98101	Treasurer and Chief Accounting Officer Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	•Treasurer, Chief Accounting Officer and CFO, RIC and RIF •Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc. •Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue Seattle, Washington 98101	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, RIMCo and FRC •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue Seattle, Washington 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	•1999 to 2010 Assistant Secretary, RIC and RIF •Associate General Counsel, FRC •Secretary, RIMCo, RFSC and Russell Financial Services, Inc. •Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	459

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officers

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, Washington 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2010

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

Russell U.S. Growth Fund

Cornerstone Capital Management, Inc., Bloomington, MN

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Turner Investment Partners, Inc., Berwyn, PA

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., Winter Park, FL

Iridian Asset Management LLC, Westport, CT

Snow Capital Management L.P., Sewickley, PA

Systematic Financial Management, L.P., Teaneck, NJ

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

460	Adviser, Money Managers and Service Providers

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Global Equity Fund

Gartmore Global Partners, London, United Kingdom

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, LLC, Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Summit Creek Advisors, LLC, Minneapolis, MN

Turner Investment Partners, Inc., Berwyn, PA

Russell Global Credit Strategies Fund

DDJ Capital Management, LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Tax Exempt Bond Fund

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

FAF Advisors, Inc., Minneapolis, MN

Macquarie Capital Investment LLC, New York, NY

Russell Global Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Money Market Fund

Russell Investment Management Company, Seattle, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	461

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-019

2010 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2010

FUND	SHARE CLASS

Conservative Strategy Fund	A, C, E, R1, R2, R3, S

Moderate Strategy Fund	A, C, E, R1, R2, R3, S

Balanced Strategy Fund	A, C, E, R1, R2, R3, S

Growth Strategy Fund	A, C, E, R1, R2, R3, S

Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S

2010 Strategy Fund	A, E, R1, R2, R3, S

2015 Strategy Fund	R1, R2, R3

2020 Strategy Fund	A, E, R1, R2, R3, S

2025 Strategy Fund	R1, R2, R3

2030 Strategy Fund	A, E, R1, R2, R3, S

2035 Strategy Fund	R1, R2, R3

2040 Strategy Fund	A, E, R1, R2, R3, S

2045 Strategy Fund	R1, R2, R3

2050 Strategy Fund	R1, R2, R3

In Retirement Fund	R1, R2, R3

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2010

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2010. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc. member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to share with you the results from the Russell Investment Company’s 2010 Annual Report. It provides portfolio management discussions and fund-specific insights regarding fund performance for the fiscal year ending October 31, 2010.

Russell Investments’ mission is plain and simple — to improve financial security for people. We work to achieve this goal by delivering disciplined investment strategies, objective research and industry-leading service. Despite the difficult economic times and volatile investment markets, we will never lose sight of this primary mission.

Looking back at 2010, it has been a year of progress and challenges. Investors are still wrestling with the aftershocks of market disruptions. The broad equity market, represented by the Russell Global Index, is up more than 9% year-to-date at the writing of this letter in December. But employment numbers in the U.S. are still a cause for concern, as are the debt challenges of several European countries. We believe the experiences of 2010 continue to demonstrate the value of diversification and proactive investment management.

Now more than ever, we believe investors are best served by remaining focused on long-term investing using well-diversified, asset allocated portfolios. We believe it is equally important for investors to continue to talk with their financial advisors to ensure their portfolios remain aligned with their goals. Working with a trusted advisor is the best way to maintain this focus.

The Russell Investments team has decades of experience managing people’s investments through all kinds of market cycles. We believe monitoring investment managers continuously, and maintaining a disciplined approach to portfolio management and implementation is the best way to achieve long-term goals.

On behalf of the Russell Investments team, thank you for your continued support.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2010 (Unaudited)

U.S. Equity Markets

For the fiscal year ended October 31, 2010, the U.S. equity market experienced high levels of volatility, but less than in the one year period ended October 31, 2009. While the markets experienced numerous reversals during the period, investors became increasingly, but cautiously optimistic regarding the sustainability of the global economic recovery. Strong corporate earnings growth translated into strong positive returns for the major market indexes. The broad market Russell 3000® Index rose 18.34% over the period as global growth recovered and the U.S. economy appeared to be stabilizing.

The economy continued to grow over the fiscal year, but at a slow pace. Relative to past recoveries from deep recessions, economic growth as measured by gross domestic product (GDP) failed to rebound as quickly or with the strength necessary to increase employment and provide assurances that the recessionary period was truly over. Unemployment remained high, averaging approximately 9.5% over the period while wage growth remained stagnant. The national savings rate increased from a modestly negative percentage to a more substantial 6%. While this is a longer-term positive factor for the U.S. economy as it improves the financial health of consumers, the short-term result has been to lower consumer spending. Given the key role that consumer spending continues to play in driving U.S. GDP, expectations for a strong economic recovery moderated as the fiscal year progressed and investors began to expect a more slowly paced increase in economic activity going forward. Expectations were further moderated by a persistently weak housing market, where sales declined following the expiration of the first time home buyers tax credit in the spring.

In response to the slow pace of the economic recovery, and its jobless nature, the U.S. government stepped up its efforts to stimulate economic growth. Unemployment benefits were extended to support consumer demand, while stimulus spending injected capital into the economy. Toward the latter part of the fiscal year, the Federal Reserve announced its intention to expand its quantitative easing efforts beyond the purchase of mortgage backed securities and into direct purchases of U.S. government debt. The market rose as a result due to analysts and strategists expectations that this direct injection of money into the economy would lead to interest rates declining in the intermediate-term, and inflationary expectations to rise in the longer-term. Investors took comfort in the Federal Reserve taking such actions to help provide support for the economy and guide it towards a sustainable recovery.

Over the course of the period, global economic growth rebounded on the strength of emerging markets demand and growth. This has been key to improving investor sentiment and has driven the relative outperformance of some of the more export-oriented sectors including producer durables, materials and processing, and technology. The consumer discretionary sector, which was the best performing sector over the one year period, benefited from both international demand and a modest domestic recovery. Increased global wealth has driven up demand for aspirational goods and services, with leisure travel, lodging and gaming all benefiting.

Domestically, retailers with strong market share and the ability to increase profit margins performed well. The utilities sector outperformed as well. Demand for companies with a lower degree of perceived downside risk increased as did the desire for steady sources of income. On the other end of the return spectrum, the financial services sector underperformed relative to the benchmark. Increasing financial regulations and an uncertain business landscape made investors wary of investing in banks, brokerage companies and other financial institutions. Concerns over additional losses related to the housing market and uncertainty over the health of loan portfolios also concerned investors. Health care stocks lagged as well due largely to the uncertainty associated with the passage of new health care legislation and its impact on corporate profitability. Energy stocks underperformed due to concerns over weaker demand growth for gas and oil in a sluggish economic recovery. Potential fallout from the Gulf Coast oil spill also created uncertainty around deep water exploration and drilling firms. Lastly, the consumer staples sector lagged despite strong demand from overseas markets as investors gravitated away from their higher relative valuations and the potential margin pressure they may face if commodity prices rise.

The period overall was marked by a high degree of correlation among stock price movements across large segments of the benchmark. As such, benchmark and market returns were driven by the performance of the higher and lower risk ends of the risk spectrum where there was more stock price return differentiation. This was largely a result of significant oscillations in investor sentiment driven by macro-economic news and events. This resulted in a “risk on/risk off” phenomenon. Positive economic and company specific news resulted in a “risk on” scenario where companies with more

4	Market Summary

Russell Investment Company

economic sensitivity outperformed the benchmark when “risk” was in favor. In contrast, negative news on the economy, employment, housing, and the European sovereign debt situation resulted in a highly risk-averse environment in which investors sought safe havens with considerable downside protection. Throughout the fiscal year it was a struggle between these forces as investors were heavily swayed by more macro-economic news than company-specific data.

The high degree of uncertainty in the market regarding regulatory, fiscal and monetary policy resulted in a challenging active management environment in U.S. equities. Value-oriented managers had a particularly difficult time due to their almost perennial underweight to the strongly performing utilities sector, while growth managers fared better. The relative outperformance of consumer staples and parts of the health care sector in the more defensive periods decreased returns for value managers. Additionally, commodity-oriented stocks performed relatively well as investors bet on a sustainable global economic recovery. In contrast, value managers were overweight in technology and consumer discretionary sector companies that they believed had relatively higher and more sustainable growth characteristics. The more cyclical consumer and technology companies as well as those focused on lower-end consumer spending domestically and targeting international growth performed relatively better.

Growth managers fared relatively better as investors favored growth companies, pushing up the price of stocks associated with international and emerging markets. This applied to technology and consumer product companies as well as agricultural, commodities, and industrial companies producing goods and basic resources needed to satiate emerging market demand. The stocks of the fastest growing companies outperformed the stocks of companies growing their earnings at a slower rate. This is based on return data categorizing stocks according to each company’s 5-year historical EPS Growth, 1-Year Sales Growth, and IBES Long-Term Forecasted Growth.

Driven by expectations for a moderate global economic recovery, stock prices in the U.S. rose strongly across the investment style as well as the market capitalization spectrum. For the period, the Russell 1000® Growth Index returned 19.7% and the Russell 1000® Value Index returned 15.7%, while the Russell 2000® Growth Index returned 28.7% and the Russell 2000® Value Index returned 24.4%. Small capitalization stocks outperformed large capitalization stocks for the one year period as the Russell 2000® Index returned 26.6% and the Russell 1000® Index returned 17.7% for the period. Mid capitalization stocks once again performed best over the period, while micro capitalization stocks performed comparably to small capitalization stocks as the Russell Midcap® Index returned 27.7% and the Russell Microcap® Index returned 25.1% for the fiscal year. The Lipper® Small Cap Value Funds Average performed in line with the Russell 2000® Value Index, the Lipper® Small Cap Core Funds Average underperformed the Russell 2000® Index by 2.2% and the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 1.0%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.9%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 3.3%, and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 3.0%.

Non-U.S. Developed Equity Markets

Non-U.S. equity markets as measured by the MSCI EAFE (Europe, Australasia, and Far East) Index rose 8.36% for the fiscal year ended October 31, 2010 (all returns are MSCI Net Index Official Returns unless otherwise noted). A sputtering global economic recovery and concerns about sovereign debt risk in Europe injected considerable monthly volatility throughout the year. The gains for the period came in the last two months of the fiscal year, as investor sentiment turned positive once again.

During the period, U.S. dollar weakness versus foreign currencies benefitted investors in non-U.S. markets. MSCI EAFE Index gains when measured in local currencies were 6.84% with the net effect of the declining U.S. dollar adding a further 1.5% to returns. Nevertheless, non-U.S. stocks notably lagged their U.S. counterparts net of the currency impact. The U.S. equity market rose 17.7%, as measured by the Russell 1000® Index.

Growth style strategies outperformed the MSCI EAFE Index, as economic conditions generally improved, albeit at a still faltering pace throughout the course of the year. Though the mid-period stress of sovereign debt issues offered investment opportunities, investors increasingly sought companies that exhibited strong sales/earnings growth given slower economic expansion in many parts of the world. The MSCI EAFE Growth Index rose 12.12% for the period, while the MSCI EAFE Value Index rose a more modest 4.63%.

Pacific ex Japan was the part of the globe with the largest gains during the period. The region gained 16.32% for the period, as measured by the MSCI Pacific Free ex Japan Index, led by the 30.7% gain in the Singapore market, as measured by the MSCI Singapore Index. Despite the fiscal challenges facing countries like Greece and Ireland, European stocks in aggregate posted positive returns of 8.33%, as measured by the MSCI Europe Index. However, like in recent years, Japan remained a relative laggard gaining just 4.78%, as measured by the MSCI Japan Index for the

Market Summary	5

Russell Investment Company

period. Beyond developed markets, the stronger economic fundamentals underlying emerging market countries allowed that segment to post significantly larger gains. The MSCI Emerging Markets Index rose 23.56% in the period led by Colombia’s 74.35% gain as measured by the MSCI daily TR Net Emerging Markets Colombia Index in USD.

As in years past, the appreciation of emerging markets reflected resurgent demand for commodities, but also a new trend of rapidly increasing consumer demand for both better quality foodstuffs as well as luxury items. In the emerging markets region, the two best performing industries were automobiles and components and food and staples retailing, up 70.9% and 62.2%, respectively, as measured by the MSCI Emerging Markets Automobiles and Components Index and the MSCI Emerging Markets Food & Staples Retailing Index. Consumer companies were the clear winners, with both consumer discretionary and consumer staples sectors returning over 40.0% for the period, as measured by the MSCI Emerging Markets Consumer Discretionary and Consumer Staples Indexes.

At a sector level, materials stocks were the best relative performers for a second year in a row. The metals & mining industry group in the MSCI EAFE Index posted a 20.24% return in aggregate, but gold miners in particular fared well due to rising fears about currency valuations and global monetary policy. More broadly, cyclical sectors were in favor, with consumer discretionary and industrial companies gaining the most at 17.59% and 17.13% respectively, as measured by the MSCI EAFE Consumer Discretionary Index and MSCI EAFE Industrials Index. These results are indicative of an improving global economy but also the strong influence of emerging market demand for consumer goods and continuing infrastructure spending.

Two large sectors, energy and financials, were the notable laggards for the year. Energy companies stayed flat during the year with a return of -0.09%, as measured by MSCI EAFE Energy Index. The Gulf Coast oil spill created uncertainty in investors’ minds about future regulation and risks that previously were considered priced into these stocks’ prices. Financial stocks fell 2.14%, as measured by the MSCI EAFE Financials Index, facing further scrutiny given the sovereign debt crisis in Europe and the potential impact to the balance sheets of banks in the region. While European regulators performed a series of “stress” tests on bank balance sheets to identify banks most at risk, many investors saw these tests as less stringent than necessary to reveal the true health of these banks.

Emerging Markets

The MSCI Emerging Markets Index (“the Index”) was up 23.56% over the fiscal year ended October 31, 2010.

The positive returns do not reflect the high levels of volatility as risk appetite fluctuated on sentiment over the weakness or strength of the global economic recovery. Emerging Market equities maintained their rally for the first two months of the fiscal year ended October 31, 2010, despite a relatively short-lived increase in risk aversion that followed news of a potential debt crisis in Dubai. The improving economic situation in Latin America helped drive the gains. Mexican stocks climbed after the U.S. economy, which buys 80% of Mexican exports and is the country’s biggest trading partner, strengthened and commodity prices increased. Resource rich markets including Chile and Brazil were also major positive contributors as demand for raw materials remained elevated and metal prices rose after Asian leaders pledged to maintain stimulus measures. The Fund outperformed the index over November and December 2009. The Index gained 2.41% over the first calendar quarter of 2010, driven largely by strong results in March, when it climbed to its highest level in ten weeks. Gains were pared back however, by losses earlier in the quarter as risk aversion increased on concerns over the sustainability of economic recovery, prompted by moves to withdraw stimulus funding in the U.S. and China and by concerns that a growing sovereign debt crisis in Greece could spread to other vulnerable European Union member states. Returns were strong in March however, as signs that the global economic recovery would spur earnings growth and demand for commodities proved to be a positive driver. The Fund finished marginally ahead of the Index during October.

Emerging Market stocks fell sharply in the second calendar quarter, as did commodities and higher yielding currencies, after investor appetite for risk diminished in favor of relatively safer assets including gold and the U.S. dollar. The Index lost 8.37% for the fiscal quarter, driven largely by heavy losses in May, the worst month since October 2008. The intensifying debt crisis in Europe, evidence of a slowdown in the U.S. and Chinese economies, a massive overhaul of the U.S. banking system, and a crisis on the Korean peninsula all had a negative impact. With the exception of several smaller Latin American countries and certain Association of Southeast Asian Nations bourses, the majority of the Index’s constituent markets finished the calendar quarter in negative territory. Declines were most marked among emerging European nations and notably Hungary, as concerns that a €750 billion loan package for indebted nations would fail to prevent a slow down in the global economy and spark a sell off in the region. Among the major markets, Brazil, China and Russia all fell sharply as the threat of global slow down weighted on those markets more geared to economic recovery.

Emerging Market equities hit a 27-month high, and rallied sharply over the third calendar quarter of 2010, notably in July and September, when the Index had its best monthly gain since July 2009. The Index gained 18.03% over the third calendar quarter, well in excess of developed counterparts, helped by the secular growth that prevailed in certain markets.

6	Market Summary

Russell Investment Company

Investors were also buoyed by news in July that the International Monetary Fund had raised its global growth forecast and by second-quarter earnings releases from a number of the world’s biggest companies that were well in excess of expectations. Gains were reinforced by more upbeat news from Europe, where the results of the stress tests on banks were largely welcomed. The Index gained 11.11% in September, helped by a strong rebound in Latin American markets on more positive news from the U.S. economy, while in Asia, investors’ poured money into regional markets following robust, Chinese-driven economic growth. Indices in Southeast Asia also advanced, notably in Thailand and the Philippines, with investors lured by rapid economic growth, a strong outlook and sustainable earnings profiles of companies in these markets. Emerging European stocks also advanced led by Poland and Turkey. The index gained 2.90% during October.

Colombia was the best performer over the fiscal year gaining 74.35% as measured by the MSCI daily TR Net Emerging Markets Colombia Index in USD, while elsewhere in Latin America, Chilean stocks increased 58.18% as measured by the MSCI daily TR Net Emerging Markets Chile Index in USD and Peruvian stocks gained 60.17% as measured by MSCI daily TR Net Emerging Markets Peru Index in USD. These Latin American countries were key beneficiaries of the demand for raw materials and the increased risk appetite. In Southeast Asia, the strength of the region was reflected by returns from the Philippines with gains of 52.39% as MSCI daily TR Net Emerging Markets Philippines Index in USD and Thailand, 61.82% as measured by the MSCI daily TR Net Emerging Markets Thailand Index in USD. At the sector level, the consumer theme dominated returns with staples gaining 42.51% as measured by the MSCI Daily TR Net Emerging Markets Consumer Staples Index in USD and discretionary stocks gaining 44.61% as measured by the MSCI Daily TR Net Emerging Markets Consumer Discretionary Index in USD. This is well ahead of energy which lagged 7.30%, as measured by the MSCI Daily TR Net Emerging Markets Energy Index in USD over the fiscal year.

U.S./Global Fixed Income Markets

Over most of the fiscal year ending October 31, 2010, fixed income markets continued the global credit rally that started in the early part of 2009, which began with the announcement of government stimulus programs and the release of generally positive U.S. bank stress test results. Over the period, despite bouts of volatility brought on by concerns around European sovereign debt, the uncertainty of U.S. economic recovery, and the Gulf Coast oil spill, the broad bond market indices did well. The Barclays Capital U.S. Aggregate Bond Index, High Yield Bond Index and Emerging Market Bond Index returned 8.01%, 18.27% and 19.35%, respectively.

There was little market turmoil during the end of 2009 and beginning of 2010. Investors anticipated that the U.S. economic recovery would soon stabilize and transition off of government stimulus support. As an example of this, at the end of March 2010, the U.S. Federal Reserve Bank (Federal Reserve) completed its $1.25 trillion agency mortgage-backed security buying program without credit markets being materially disturbed.

By late April and early May, investors saw the return of volatility. The Greek and peripheral European sovereign debt crisis made investors anxious that credit events originating in one region could again spread to other parts of the world. At the same time, the Gulf Coast oil spill reminded everyone that unexpected and seemingly random negative events could still pop up and roil financial markets. The U.S. Treasury yield curve reflected this anxiety, with the two-year Treasury yield dropping 0.58% to 0.60%, and the ten-year Treasury yield dropping 1.06% to 2.93%, as investors ran to (and bid up the prices on) low risk debt backstopped by the U.S. government. Simultaneously, the Federal Reserve again became concerned with the U.S. economy, and began to signal that it would hold the overnight target rate at its historically low range of 0.00% to 0.25% for an extended period. This effectively signaled to investors who had been expecting a rate increase by the end of 2010 to not look for one until well into 2011. Included in this message was that the Federal Reserve believed deflation was a greater near term risk than inflation.

The housing market, which had started the financial crisis in the summer of 2007, continued to have an impact throughout the year. Investors were concerned about the effectiveness of U.S. government programs to help borrowers refinance or modify their mortgages in an attempt to stem the rising tide of foreclosures. This problem was exacerbated in the latter part of the year with news that several large residential mortgage servicers were halting foreclosures due to inaccurate or incomplete paperwork. This issue remained unresolved at the end of the fiscal year. However, over the fiscal year both residential and commercial mortgage-backed securities performed well, both in terms of total return as well as relative to equivalent-duration U.S. Treasuries.

Fixed income markets generally handled the bumpy economic and housing news and Federal Reserve concerns well, and rebounded over the last four months of fiscal year 2010. The Federal Reserve maintained its historically low overnight target rate through the end of October 2010, and also began communicating the possibility of another round of quantitative easing (i.e., purchasing U.S. Treasuries with newly created central bank money), to help sustain the economic recovery achieved thus far. Over the course of the year, interest rates remained largely unchanged at the very short end of the U.S. Treasury yield curve, but came down noticeably on longer maturities, with the yield on the two-year Treasury declining by 0.55% to 0.34%, the ten-year declining 0.78% to 2.60%, and the 30-year declining by 0.24% to 3.98%.

Market Summary	7

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Conservative Strategy Fund - Class A ‡
	Total Return
1 Year	6.05%
5 Years	3.75	%§
10 Years	3.93	%§

Conservative Strategy Fund - Class C
	Total Return
1 Year	11.48%
5 Years	4.16	%§
10 Years	3.76	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	12.39%
5 Years	4.95	%§
10 Years	4.54	%§

Conservative Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	12.64%
5 Years	5.20	%§
10 Years	4.80	%§

Conservative Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	12.43%
5 Years	4.94	%§
10 Years	4.53	%§

Conservative Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	12.18%
5 Years	4.70	%§
10 Years	4.30	%§

Conservative Strategy Fund - Class S
	Total Return
1 Year	12.73%
5 Years	5.21	%§
10 Years	4.80	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index **
	Total Return
1 Year	2.54%
5 Years	4.40	%§
10 Years	4.18	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

8	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (“Fund”) seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Conservative Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 12.55%, 11.48%, 12.39%, 12.64%, 12.43%, 12.18% and 12.73%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01%.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target Allocation — Conservative Funds Average gained 11.39%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates, were positioned to benefit from this environment relative to the Conservative Strategy Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky. All but one of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. The more conservative Russell Short Duration Bond Fund underperformed the

Barclays Capital U.S. Aggregate Bond Index. Two of the Underlying Funds had not been Underlying Funds long enough to meaningfully contribute to performance. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made significant contributions to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from 38% to 60% invested in the Russell Strategic Bond Fund, 18% to 20% invested in the Russell Short Duration Bond Fund, 0% to 20% invested in the Russell Investment Grade Bond Fund and 0% to 2% invested in the Russell Global Credit Strategies Fund. In the aggregate, the fixed income asset class outperformed the Fund’s index. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year; allocations to some of the relatively higher performing sectors of the fixed income markets such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance. The Russell Short Duration Bond Fund was the only detractor versus the Barclays Capital U.S. Aggregate Bond Index, as investors preferred to seek higher returns in riskier asset classes.

The Fund’s allocation to real asset Underlying Funds during the fiscal year, ranged from 2% to 3% invested in the Russell Global Real Estate Securities Fund, 0% to 2.0% invested in the Russell Commodity Strategies Fund, and 0% to 2.0% invested in the Russell Global Infrastructure Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the Fund’s initial allocation on July 1, 2010. The Russell Global Infrastructure Fund returned 4.2% since its addition to the Fund on October 1, 2010.

The U.S. equity Underlying Funds (6% to 11% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g. greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns

Conservative Strategy Fund	9

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes.

Developed non-U.S. and global equity Underlying Funds (6% to 10% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they considered to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also diversified its bond allocation to include the Russell Investment Grade Bond Fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new underlying

Fund. On October 1, 2010, the Fund added two new Underlying Funds: The Russell Global Credit Strategies and the Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to March 3, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to December 29, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,044.40	$1,018.65
Expenses Paid During Period*	$6.70	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.60	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Conservative Strategy Fund	11

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.00	$1,023.89
Expenses Paid During Period*	$1.34	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.58
Expenses Paid During Period*	$2.69	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,046.90	$1,021.32
Expenses Paid During Period*	$3.97	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.10	$1,023.69
Expenses Paid During Period*	$1.55	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

12	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 78.0%
Russell Global Credit Strategies Fund	1,381,361	13,938
Russell Investment Grade Bond Fund	6,101,875	139,367
Russell Short Duration Bond Fund	6,435,626	125,430
Russell Strategic Bond Fund	23,748,523	264,796

		543,531

Domestic Equities - 6.0%
Russell U.S. Core Equity Fund	804,439	20,907
Russell U.S. Quantitative Equity Fund	774,601	20,907

		41,814

International Equities - 10.0%
Russell Global Equity Fund	4,118,290	34,840
Russell International Developed Markets Fund	1,114,195	34,841

		69,681

Real Assets - 6.0%
Russell Commodity Strategies Fund	1,196,732	13,942
Russell Global Infrastructure Fund	1,337,643	13,938
Russell Global Real Estate Securities Fund	388,106	13,879

		41,759

Total Investments - 100.0% (identified cost $639,350)		696,785

Other Assets and Liabilities, Net - 0.0%		58

Net Assets - 100.0%		696,843

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	13

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Moderate Strategy Fund - Class A ‡
	Total Return
1 Year	8.18%
5 Years	3.44	%§
10 Years	3.78	%§

Moderate Strategy Fund - Class C
	Total Return
1 Year	13.87%
5 Years	3.87	%§
10 Years	3.60	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	14.74%
5 Years	4.65	%§
10 Years	4.37	%§

Moderate Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	14.97%
5 Years	4.80	%§
10 Years	4.57	%§

Moderate Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	14.74%
5 Years	4.66	%§
10 Years	4.37	%§

Moderate Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	14.39%
5 Years	4.41	%§
10 Years	4.12	%§

Moderate Strategy Fund - Class S
	Total Return
1 Year	15.09%
5 Years	4.94	%§
10 Years	4.64	%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

14	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Moderate Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 14.75%, 13.87%, 14.74%, 14.97%, 14.74%, 14.39% and 15.09%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target Allocation — Moderate Funds Average gained 13.86%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the Moderate Strategy Fund’s benchmark. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid-Cap Fund contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky. All of the

Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. Two of the Underlying Funds had not been Underlying Funds long enough to meaningfully contribute to performance. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high-yield credit, non-agency mortgage-backed securities and emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from 36% to 60% invested in the Russell Strategic Bond, 0% to 20% invested in the Russell Investment Grade Bond Fund and 0% to 3% invested in the Russell Global Credit Strategies Fund. In the aggregate, the fixed income asset class outperformed the Fund’s index. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance.

The Fund’s allocation to real asset Underlying Funds during the fiscal year included; 3% of the Fund’s assets invested in the Russell Global Real Estate Securities Fund, 0% to 3.0% invested in the Russell Commodity Strategies Fund and 0% to 3.0% invested in the Russell Global Infrastructure Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodities Strategies Fund returned 16.5% following the Fund’s initial allocation on July 1, 2010. The Russell Global Infrastructure Fund returned 4.2% since its addition to the Fund on October 1, 2010.

The Russell Emerging Markets Underlying Fund (2% to 3% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets

Moderate Strategy Fund	15

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

The U.S. equity Underlying Funds (13% to 23% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes.

Developed non-U.S. and global equity Underlying Funds (12% to 17% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they considered to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved very beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also diversified its bond allocation to include the Russell Investment Grade Bond Fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds: The Russell Global Credit Strategies and the Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to October 3, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,044.40	$1,018.65
Expenses Paid During Period*	$6.70	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.60	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund	17

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.00	$1,023.89
Expenses Paid During Period*	$1.34	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.58
Expenses Paid During Period*	$2.69	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,046.90	$1,021.32
Expenses Paid During Period*	$3.97	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.10	$1,023.69
Expenses Paid During Period*	$1.55	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

18	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 58.0%
Russell Global Credit Strategies Fund	2,176,639	21,962
Russell Investment Grade Bond Fund	9,613,901	219,582
Russell Strategic Bond Fund	35,447,305	395,237

		636,781

Domestic Equities - 13.0%
Russell U.S. Core Equity Fund	2,112,488	54,903
Russell U.S. Quantitative Equity Fund	2,440,892	65,880
Russell U.S. Small & Mid Cap Fund	1,069,516	21,968

		142,751

International Equities - 20.0%
Russell Emerging Markets Fund	1,602,816	32,922
Russell Global Equity Fund	10,381,720	87,830
Russell International Developed Markets Fund	3,160,125	98,817

		219,569

Real Assets - 9.0%
Russell Commodity Strategies Fund	2,828,710	32,955
Russell Global Infrastructure Fund	3,162,226	32,950
Russell Global Real Estate Securities Fund	915,444	32,736

		98,641

Total Investments - 100.0% (identified cost $1,015,480)		1,097,742

Other Assets and Liabilities, Net - (0.0%)		(373)

Net Assets - 100.0%		1,097,369

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	19

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Balanced Strategy Fund - Class A ‡
	Total Return
1 Year	9.16%
5 Years	2.88	%§
10 Years	3.52	%§

Balanced Strategy Fund - Class C
	Total Return
1 Year	14.99%
5 Years	3.35	%§
10 Years	3.36	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	15.81%
5 Years	4.13	%§
10 Years	4.13	%§

Balanced Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	16.14%
5 Years	4.38	%§
10 Years	4.39	%§

Balanced Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	15.95%
5 Years	4.14	%§
10 Years	4.14	%§

Balanced Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	15.52%
5 Years	3.85	%§
10 Years	3.87	%§

Balanced Strategy Fund - Class S
	Total Return
1 Year	16.25%
5 Years	4.40	%§
10 Years	4.40	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	8.36%
5 Years	3.31	%§
10 Years	3.17	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

Russell 1000® Index ****
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

20	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Balanced Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 15.86%, 14.99%, 15.81%, 16.14%, 15.95%, 15.52% and 16.25%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target Allocation — Moderate Funds Average gained 13.86%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on Russell’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the Balanced Strategy Fund’s benchmark. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As result, the Fund’s exposure to small-and-mid capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than asset classes generally considered less risky. All of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. Two of the Underlying Funds had not been Underlying Funds long enough to meaningfully contribute to performance. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 35% to 40% invested in the Russell Strategic Bond Fund. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 3.0% to 5.0% invested in the Russell Global Real Estate Securities Fund, 0% to 4.0% invested in the Russell Commodity Strategies Fund, and 0% to 3.0% invested in the Russell Global Infrastructure Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the Fund’s initial allocation on July 1, 2010. The Russell Global Infrastructure Fund returned 4.2% since its addition to the Fund on October 1, 2010.

The Russell Emerging Markets Underlying Fund (3% to 4% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to performance.

The U.S. equity Underlying Funds (23% to 34% of the Fund’s assets during the fiscal year) were positioned more aggressively

Balanced Strategy Fund	21

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

(e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes.

Developed non-U.S. and global equity Underlying Funds (18% to 25% of the Fund’s assets), experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they considered to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved very beneficial to Fund’s returns relative to its benchmark over the course of the fiscal year.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was

added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds: The Global Credit Strategies and the Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to June 6, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to April 3, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Russell Investment Company

22	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,041.90	$1,022.43
Expenses Paid During Period*	$2.83	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,038.70	$1,018.65
Expenses Paid During Period*	$6.68	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.80	$1,022.43
Expenses Paid During Period*	$2.83	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund	23

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,043.10	$1,023.89
Expenses Paid During Period*	$1.34	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,042.90	$1,022.58
Expenses Paid During Period*	$2.68	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,041.30	$1,021.32
Expenses Paid During Period*	$3.96	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,044.10	$1,023.69
Expenses Paid During Period*	$1.55	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

24	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 38.0%
Russell Global Credit Strategies Fund	13,346,414	134,665
Russell Strategic Bond Fund	140,824,178	1,570,190

		1,704,855

Domestic Equities - 23.1%
Russell U.S. Core Equity Fund	17,284,006	449,211
Russell U.S. Quantitative Equity Fund	14,971,434	404,079
Russell U.S. Small & Mid Cap Fund	8,755,385	179,836

		1,033,126

International Equities - 28.9%
Russell Emerging Markets Fund	8,648,962	177,650
Russell Global Equity Fund	52,985,094	448,254
Russell International Developed Markets Fund	21,399,057	669,148

		1,295,052

Real Assets - 10.0%
Russell Commodity Strategies Fund	15,436,468	179,835
Russell Global Infrastructure Fund	12,931,047	134,742
Russell Global Real Estate Securities Fund	3,717,323	132,931

		447,508

Total Investments - 100.0% (identified cost $4,253,403)		4,480,541

Other Assets and Liabilities, Net - (0.0%)		(1,059)

Net Assets - 100.0%		4,479,482

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	25

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Growth Strategy Fund - Class A ‡
	Total Return
1 Year	10.02%
5 Years	1.93	%§
10 Years	2.46	%§

Growth Strategy Fund - Class C
	Total Return
1 Year	15.74%
5 Years	2.35	%§
10 Years	2.29	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	16.65%
5 Years	3.13	%§
10 Years	3.05	%§

Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	16.92%
5 Years	3.37	%§
10 Years	3.31	%§

Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	16.64%
5 Years	3.14	%§
10 Years	3.06	%§

Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.41%
5 Years	2.88	%§
10 Years	2.80	%§

Growth Strategy Fund - Class S
	Total Return
1 Year	17.02%
5 Years	3.38	%§
10 Years	3.32	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	8.36%
5 Years	3.31	%§
10 Years	3.17	%§

Russell 1000® Index ***
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

Barclays Capital U.S. Aggregate Bond Index ****
	Total Return
1 Year	8.01%
5 Years	6.45	%§
10 Years	6.38	%§

26	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3, and Class S Shares gained 16.67%, 15.74%, 16.65%, 16.92%, 16.64%, 16.41% and 17.02%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target Allocation — Growth Funds Average gained 14.24%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to fixed income, which in the aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid-Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; the Russell Commodity Strategies Fund added to the Fund July 1, 2010, underperformed the Russell 1000® Index; and two had not been Underlying Funds long enough to meaningfully contribute to Fund performance. The Fund’s exposure to global real estate, emerging markets and small and mid-cap U.S. equities contributed to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from 4.0% to 6.0% invested in the Russell Global Real Estate Securities Fund, 0% to 6.0% invested in the Russell Commodity Strategies Fund, and 0% to 4.0% invested in the Russell Global Infrastructure Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the Fund’s initial allocation on July 1, 2010. The Russell Global Infrastructure Fund returned 4.2% since its addition to the Fund on October 1, 2010.

The Russell Emerging Markets Underlying Fund (4% to 5% of the Fund assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund’s performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (23% to 33% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (29% to 47% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g. greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors

Growth Strategy Fund	27

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (6% of the Fund’s assets) contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (12.0% to 21.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (11.0% to 20.0% of the Fund’s assets) Funds, lagged the Fund’s benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year, ranged from 15.0% to 20.0% invested in the Russell Strategic Bond Fund and the Russell Global Credit Strategies Fund. While the Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Russell® 1000 Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds: The Russell Global Credit Strategies and the Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

****	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to March 10, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,035.40	$1,022.43
Expenses Paid During Period*	$2.82	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.50	$1,018.65
Expenses Paid During Period*	$6.66	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.30	$1,022.43
Expenses Paid During Period*	$2.82	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund	29

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,036.30	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,035.40	$1,022.58
Expenses Paid During Period*	$2.67	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,033.50	$1,021.32
Expenses Paid During Period*	$3.95	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,037.20	$1,023.69
Expenses Paid During Period*	$1.54	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

30	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 19.0%
Russell Global Credit Strategies Fund	12,029,682	121,380
Russell Strategic Bond Fund	40,789,971	454,808

		576,188

Domestic Equities - 29.1%
Russell U.S. Core Equity Fund	14,016,310	364,284
Russell U.S. Quantitative Equity Fund	12,364,953	333,730
Russell U.S. Small & Mid Cap Fund	8,875,351	182,300

		880,314

International Equities - 37.9%
Russell Emerging Markets Fund	7,301,754	149,978
Russell Global Equity Fund	50,092,679	423,784
Russell International Developed Markets Fund	18,306,805	572,454

		1,146,216

Real Assets - 14.0%
Russell Commodity Strategies Fund	15,660,619	182,446
Russell Global Infrastructure Fund	11,660,447	121,502
Russell Global Real Estate Securities Fund	3,346,404	119,667

		423,615

Total Investments - 100.0% (identified cost $2,948,877)		3,026,333

Other Assets and Liabilities, Net - (0.0%)		(834)

Net Assets - 100.0%		3,025,499

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	31

Russell Investment Company

Equity Growth Strategy

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Equity Growth Strategy Fund - Class A ‡
	Total Return
1 Year	9.94%
5 Years	0.74	%§
10 Years	1.43	%§

Equity Growth Strategy Fund - Class C
	Total Return
1 Year	15.95%
5 Years	1.20	%§
10 Years	1.10	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	16.66%
5 Years	1.94	%§
10 Years	1.86	%§

Equity Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	17.00%
5 Years	2.19	%§
10 Years	2.12	%§

Equity Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	16.79%
5 Years	1.95	%§
10 Years	1.86	%§

Equity Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.54%
5 Years	1.69	%§
10 Years	1.61	%§

Equity Growth Strategy Fund - Class S
	Total Return
1 Year	17.13%
5 Years	2.21	%§
10 Years	2.13	%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
10 Years	0.29	%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	8.36%
5 Years	3.31	%§
10 Years	3.17	%§

32	Equity Growth Strategy

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the Equity Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 16.70%, 15.95%, 16.66%, 17.00%, 16.79%, 16.54% and 17.13%, respectively. These returns compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Global Multi-Cap Core Funds Average gained 13.29%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due primarily to the Fund’s allocations to active managers in U.S. large cap core and developed non-U.S. equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; four underperformed the benchmark; the Russell Commodity Strategies Fund add to the Fund July 1, 2010, underperformed the Russell 1000® Index; and two had not been Underlying Funds long enough to meaningfully contribute to Fund performance. The Fund’s exposure to global real estate, emerging markets and small- and mid-cap U.S. equities contributed the most to benchmark-relative returns.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

Developed non-U.S. and global equity Underlying Funds (32% to 37% of the Fund’s assets during the fiscal year) experienced higher levels of volatility over the fiscal year and gained more than 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 5.0% to 7.0% invested in the Russell Global Real Estate Securities Fund, 0% to 6.0% invested in the Russell Commodity Strategies Fund, and 0% to 4.0% invested in the Russell Global Infrastructure Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the Fund’s initial allocation on July 1, 2010. The Russell Global Infrastructure Fund returned 4.2% since its addition to the Fund on October 1.

The Russell Emerging Markets Underlying Fund (5% to 7% of the Fund assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

The U.S. equity Underlying Funds (36% to 58% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g. greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns varied considerably during the fiscal year. Returns for this asset class generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to

Equity Growth Strategy Fund	33

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (7% of the Fund’s assets) contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (15.0% to 26.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (14.0% to 25.0% of the Fund’s assets Funds, lagged the Fund’s benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On

July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund. On October 1, 2010, the Fund added two new Underlying Funds: The Russell Global Credit Strategies and the Russell Global Infrastructure Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2000.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,044.40	$1,018.65
Expenses Paid During Period*	$6.70	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.60	$1,022.43
Expenses Paid During Period*	$2.84	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund	35

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.00	$1,023.89
Expenses Paid During Period*	$1.34	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,022.58
Expenses Paid During Period*	$2.69	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,046.90	$1,021.32
Expenses Paid During Period*	$3.97	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.10	$1,023.69
Expenses Paid During Period*	$1.55	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

36	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 5.0%
Russell Global Credit Strategies Fund	6,784,845	68,459

Domestic Equities - 36.1%
Russell U.S. Core Equity Fund	7,909,314	205,563
Russell U.S. Quantitative Equity Fund	7,105,858	191,787
Russell U.S. Small & Mid Cap Fund	4,676,266	96,051

		493,401

International Equities - 43.9%
Russell Emerging Markets Fund	4,633,800	95,178
Russell Global Equity Fund	22,643,113	191,561
Russell International Developed Markets Fund	10,039,832	313,945

		600,684

Real Assets - 15.0%
Russell Commodity Strategies Fund	7,071,836	82,387
Russell Global Infrastructure Fund	5,267,429	54,887
Russell Global Real Estate Securities Fund	1,891,789	67,650

		204,924

Total Investments - 100.0% (identified cost $1,361,301)		1,367,468

Other Assets and Liabilities, Net - (0.0%)		(405)

Net Assets - 100.0%		1,367,063

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	37

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2010 Strategy Fund - Class A ‡
	Total Return
1 Year	7.76%
5 Years	3.93	%§
Inception*	3.70	%§

2010 Strategy Fund - Class E
	Total Return
1 Year	14.24%
5 Years	5.15	%§
Inception*	4.75	%§

2010 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	14.63%
5 Years	5.41	%§
Inception*	5.02	%§

2010 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	14.25%
5 Years	5.18	%§
Inception*	4.77	%§

2010 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	13.99%
5 Years	4.88	%§
Inception*	4.49	%§

2010 Strategy Fund - Class S
	Total Return
1 Year	14.62%
5 Years	5.43	%§
Inception*	5.04	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
5 Years	6.45	%§
Inception*	5.68	%§

38	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2010 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 26.8% equity funds, 68% fixed income funds and 5.2% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2010 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 14.37%, 14.24%, 14.63%, 14.25%, 13.99% and 14.62%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2010 Funds Average gained 12.50%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in the aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the 2010 Strategy Fund’s benchmark. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky. All but one of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. The more conservative Russell Short Duration Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and, emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes. The Fund’s exposure to global real estate, emerging markets and small and mid-cap U.S. equities also contributed to relative returns.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from 40% to 60% invested in the Russell Strategic Bond Fund, 6% to 8% invested in the Russell Short Duration Bond Fund and 0% to 20% invested in the Russell Investment Grade Bond Fund. In the aggregate, the fixed income asset class outperformed the Fund’s index. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance. The Russell Short Duration Bond Fund was the only detractor versus the Barclays Capital U.S. Aggregate Bond Index, as investors preferred to seek higher returns in riskier asset classes

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from 2.6% to 3% invested in the Russell Global Real Estate Securities Fund and 0% to 2.6% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

2010 Strategy Fund	39

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

Developed non-U.S. and global equity Underlying Funds (9.6% to 13.10% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies that they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (13% to 19.4% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (1.8% to 2.1% of the Fund’s assets), however, contributed to both the Fund’s benchmark-relative and absolute returns.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also added exposure to the Russell Investment Grade Bond fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on December 31, 2004.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to November 10, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.70	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.70	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,051.00	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2010 Strategy Fund	41

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.60	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.10	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,051.10	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

42	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 68.0%
Russell Investment Grade Bond Fund	794,189	18,139
Russell Short Duration Bond Fund	372,279	7,256
Russell Strategic Bond Fund	3,253,683	36,279

		61,674

Domestic Equities - 13.0%
Russell U.S. Core Equity Fund	188,442	4,898
Russell U.S. Quantitative Equity Fund	194,902	5,260
Russell U.S. Small & Mid Cap Fund	79,481	1,632

		11,790

International Equities - 13.8%
Russell Emerging Markets Fund	52,987	1,088
Russell Global Equity Fund	600,355	5,079
Russell International Developed Markets Fund	203,030	6,349

		12,516

Real Assets - 5.2%
Russell Commodity Strategies Fund	202,413	2,358
Russell Global Real Estate Securities Fund	65,943	2,358

		4,716

Total Investments - 100.0% (identified cost $80,970)		90,696

Other Assets and Liabilities, Net - (0.0%)		(33)

Net Assets - 100.0%		90,663

See accompanying notes which are an integral part of the financial statements.

2010 Strategy Fund	43

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2015 Strategy Fund - Class R1
	Total Return
1 Year	15.60%
Inception*	3.33	%§

2015 Strategy Fund - Class R2
	Total Return
1 Year	15.23%
Inception*	3.07	%§

2015 Strategy Fund - Class R3
	Total Return
1 Year	15.08%
Inception*	2.84	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
Inception*	6.68	%§

44	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2015 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2015.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 35.9% equity funds, 58% fixed income funds and 6.1% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2015 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 15.60%, 15.23% and 15.08%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2015 Funds Average gained 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the 2015 Strategy Fund’s benchmark. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky, although all of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and, emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes. The Fund’s exposure to global real estate, emerging markets and small and mid-cap U.S. equities also contributed to relative returns.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 40% to 58% invested in the Russell Strategic Bond and 0% to 18% invested in the Russell Investment Grade Bond Funds. In the aggregate, the fixed income asset class outperformed the Fund’s index. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 3% to 3.4% invested in the Russell Global Real Estate Securities Fund and 0% to 3.1% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund returned 37.6%, in the fiscal year while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

Developed non-U.S. and global equity Underlying Funds (12.6% to 16.2% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the last fiscal year and

2015 Strategy Fund	45

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (18.1% to 25.2% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (3.1% to 3.2% of the Fund’s assets), however, contributed to both the Fund’s benchmark-relative and absolute returns.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also added exposure to the Russell Investment Grade Bond fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

46	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,049.90	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.50	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.10	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2015 Strategy Fund	47

Russell Investment Company

2015 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 58.0%
Russell Investment Grade Bond Fund	326,033	7,446
Russell Strategic Bond Fund	1,483,841	16,545

		23,991

Domestic Equities - 18.1%
Russell U.S. Core Equity Fund	119,407	3,103
Russell U.S. Quantitative Equity Fund	114,950	3,103
Russell U.S. Small & Mid Cap Fund	62,709	1,288

		7,494

International Equities - 17.8%
Russell Emerging Markets Fund	42,249	868
Russell Global Equity Fund	302,970	2,563
Russell International Developed Markets Fund	125,608	3,928

		7,359

Real Assets - 6.1%
Russell Commodity Strategies Fund	111,626	1,300
Russell Global Real Estate Securities Fund	34,588	1,237

		2,537

Total Investments - 100.0% (identified cost $36,658)		41,381

Other Assets and Liabilities, Net - (0.0%)		(19)

Net Assets - 100.0%		41,362

See accompanying notes which are an integral part of the financial statements.

48	2015 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2020 Strategy Fund - Class A ‡
	Total Return
1 Year	9.32%
5 Years	3.11	%§
Inception*	3.11	%§

2020 Strategy Fund - Class E
	Total Return
1 Year	15.91%
5 Years	4.35	%§
Inception*	4.16	%§

2020 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	16.31%
5 Years	4.62	%§
Inception*	4.42	%§

2020 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	15.94%
5 Years	4.35	%§
Inception*	4.16	%§

2020 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	15.66%
5 Years	4.11	%§
Inception*	3.90	%§

2020 Strategy Fund - Class S
	Total Return
1 Year	16.30%
5 Years	4.62	%§
Inception*	4.43	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
5 Years	6.45	%§
Inception*	5.68	%§

50	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2020 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2020.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 45.5% equity funds, 48% fixed income funds and 6.6% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2020 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 15.93%, 15.91%, 16.31%, 15.94%, 15.66% and 16.30%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01 % during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2020 Funds Average gained 14.44%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equity investments, particularly global investment mandates, which in aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the 2020 Strategy Fund’s benchmark. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large- capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky, although all of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than- benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes. The Fund’s exposure to global real estate, emerging markets and small and mid-cap U.S. equities also contributed to relative returns.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 40% to 48% invested in the Russell Strategic Bond and 0% to 8% invested in the Russell Investment Grade Bond Funds. In the aggregate, the fixed income asset class outperformed the Fund’s index. The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 3.0% to 4.5% invested in the Russell Global Real Estate Securities Fund and 0% to 3.6% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund returned 37.6%, in the fiscal year while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

2020 Strategy Fund	51

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Russell Emerging Markets Underlying Fund (2.6% to 2.8% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging markets countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (13.6% to 20% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the last fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believe had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of the Europe. These tactical purchases by Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (23.6% to 31.3% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for

U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (3.6% to 3.8% of the Fund’s assets), however, contributed to both the Fund’s benchmark-relative and absolute returns.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also added exposure to the Russell Investment Grade Bond fund. On July 1, 2010, The Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on December 31, 2004.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

52	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,045.90	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,045.90	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,047.20	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2020 Strategy Fund	53

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,045.90	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,045.30	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2010	$1,000.00	$1,000.00
Ending Account Value October 31, 2010	$1,047.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

54	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 48.0%
Russell Investment Grade Bond Fund	885,324	20,221
Russell Strategic Bond Fund	9,067,770	101,106

		121,327

Domestic Equities - 23.6%
Russell U.S. Core Equity Fund	972,592	25,277
Russell U.S. Quantitative Equity Fund	936,187	25,268
Russell U.S. Small & Mid Cap Fund	443,139	9,102

		59,647

International Equities - 21.8%
Russell Emerging Markets Fund	319,990	6,573
Russell Global Equity Fund	2,151,517	18,202
Russell International Developed Markets Fund	970,611	30,351

		55,126

Real Assets - 6.6%
Russell Commodity Strategies Fund	781,787	9,108
Russell Global Real Estate Securities Fund	211,202	7,552

		16,660

Total Investments - 100.0% (identified cost $226,972)		252,760

Other Assets and Liabilities, Net - (0.0%)		(72)

Net Assets - 100.0%		252,688

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	55

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2025 Strategy Fund - Class R1
	Total Return
1 Year	17.14%
Inception*	0.22	%§

2025 Strategy Fund - Class R2
	Total Return
1 Year	16.89%
Inception*	(0.04	)%§

2025 Strategy Fund - Class R3
	Total Return
1 Year	16.54%
Inception*	(0.32	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
Inception*	(1.55	)%§

56	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2025 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2025.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 58.95% equity funds, 33% fixed income funds and 8.05% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2025 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 17.14%, 16.89% and 16.54%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2025 Funds Average gained 15.59%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in the aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small and mid-capitalization U.S. equities contributed to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 3.4% to 5.5% invested in the Russell Global Real Estate Securities Fund and 0% to 4.7% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (3.4% to 3.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (19.8% to 24.5% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the last fiscal year and gained 11.12% and 17.06% respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Fund’s money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (31.2% to 40.5% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark

2025 Strategy Fund	57

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

relative returns varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (4.7% to 5% of the Fund’s assets), however, contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (13.4% to 17.8% of the Fund’s assets) and Russell U.S. Quantitative Equity (13.1% to 17.8% of the Fund’s assets) Funds, also lagged the Fund’s benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Fund (30% to 33% of the Fund’s assets) underperformed the Fund’s index. While this Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

58	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,043.80	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,041.20	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,039.90	$1,022.89
Expenses Paid During Period*	$2.37	$2.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2025 Strategy Fund	59

Russell Investment Company

2025 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 32.9%
Russell Strategic Bond Fund	1,162,304	12,960

Domestic Equities - 31.3%
Russell U.S. Core Equity Fund	203,604	5,292
Russell U.S. Quantitative Equity Fund	190,566	5,143
Russell U.S. Small & Mid Cap Fund	91,008	1,869

		12,304

International Equities - 27.8%
Russell Emerging Markets Fund	64,194	1,319
Russell Global Equity Fund	406,358	3,438
Russell International Developed Markets Fund	198,320	6,201

		10,958

Real Assets - 8.1%
Russell Commodity Strategies Fund	160,701	1,872
Russell Global Real Estate Securities Fund	36,598	1,309

		3,181

Total Investments - 100.1% (identified cost $34,419)		39,403

Other Assets and Liabilities, Net - (0.1%)		(27)

Net Assets - 100.0%		39,376

See accompanying notes which are an integral part of the financial statements.

60	2025 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2030 Strategy Fund - Class A ‡
	Total Return
1 Year	10.81%
5 Years	1.14	%§
Inception*	1.48	%§

2030 Strategy Fund - Class E
	Total Return
1 Year	17.48%
5 Years	2.23	%§
Inception*	2.42	%§

2030 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	17.63%
5 Years	2.48	%§
Inception*	2.66	%§

2030 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	17.39%
5 Years	2.21	%§
Inception*	2.40	%§

2030 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	17.09%
5 Years	1.98	%§
Inception*	2.16	%§

2030 Strategy Fund - Class S
	Total Return
1 Year	17.77%
5 Years	2.48	%§
Inception*	2.67	%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
Inception*	2.09	%§

62	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2030 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2030.

The Fund is invested in a diversified portfolio that, as of October 1, 2010, consisted of approximately 76.3% equity funds, 13% fixed income funds and 10.7% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2030 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 17.51%, 17.48%, 17.63%, 17.39%, 17.09%, and 17.77%, respectively. This compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2030 Funds Average gained 15.60%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s modest under-performance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small and mid-capitalization U.S. equities contributed to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from 4.7% to 6.5% invested in the Russell Global Real Estate Securities Fund and 0% to 6.0% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (4.4% to 4.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (25. 5% to 31. 5% of the Fund’s assets during the fiscal year), experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Funds’ money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (40.5% to 52.5% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g. greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark

2030 Strategy Fund	63

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

relative returns varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (6.4% to 6.5% of the Fund’s assets) contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (17.4% to 23.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (16.8% to 23.0% of the Fund’s assets) Funds, also lagged the Fund’s benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Fund (10% to 13% of the Fund’s assets) underperformed the Fund’s index. While this Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

64	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.50	$1,023.29
Expenses Paid During Period*	$1.95	$1.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.70	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,035.00	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2030 Strategy Fund	65

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,033.60	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,032.00	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,035.10	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

66	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 13.0%
Russell Strategic Bond Fund	2,338,341	26,073

Domestic Equities - 40.5%
Russell U.S. Core Equity Fund	1,342,710	34,897
Russell U.S. Quantitative Equity Fund	1,244,662	33,593
Russell U.S. Small & Mid Cap Fund	620,030	12,735

		81,225

International Equities - 35.8%
Russell Emerging Markets Fund	424,745	8,724
Russell Global Equity Fund	2,619,578	22,162
Russell International Developed Markets Fund	1,308,403	40,914

		71,800

Real Assets - 10.7%
Russell Commodity Strategies Fund	1,032,915	12,034
Russell Global Real Estate Securities Fund	263,597	9,426

		21,460

Total Investments - 100.0% (identified cost $182,878)		200,558

Other Assets and Liabilities, Net - (0.0%)		(69)

Net Assets - 100.0%		200,489

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	67

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2035 Strategy Fund - Class R1
	Total Return
1 Year	17.61%
Inception*	(1.83	)%§

2035 Strategy Fund - Class R2
	Total Return
1 Year	17.22%
Inception*	(2.09	)%§

2035 Strategy Fund - Class R3
	Total Return
1 Year	16.98%
Inception*	(2.34	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
Inception*	(1.55	)%§

68	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2035 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2035.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of 79% equity funds, 10% fixed income funds and 11% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2035 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 17.61%, 17.22%, and 16.98%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2035 Funds Average gained 16.42%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s modest under-performance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small and mid-capitalization U.S. equities contributed to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year range from 5.0% to 6.5% invested in the Russell Global Real Estate Securities Fund and 0% to 6.0% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (4.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply, benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (26.5% to 32.5% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Fund’s money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (42% to 52.5% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns

2035 Strategy Fund	69

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

varied considerably during the fiscal year. Returns for U.S. Equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macro-economic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (6.5% of the Fund’s total allocation) contributed to both the Fund’s benchmark relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (18.0% to 23.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (17.5% to 23.0% of the Fund’s assets) Underlying Funds, also lagged the benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Fund (10% of the Fund’s assets) underperformed the Fund’s index. While this Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

70	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,033.00	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.60	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2035 Strategy Fund	71

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.0%
Russell Strategic Bond Fund	179,508	2,002

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	138,652	3,603
Russell U.S. Quantitative Equity Fund	129,792	3,503
Russell U.S. Small & Mid Cap Fund	63,519	1,305

		8,411

International Equities - 37.0%
Russell Emerging Markets Fund	43,835	900
Russell Global Equity Fund	271,956	2,301
Russell International Developed Markets Fund	134,353	4,201

		7,402

Real Assets - 11.1%
Russell Commodity Strategies Fund	104,046	1,212
Russell Global Real Estate Securities Fund	27,940	999

		2,211

Total Investments - 100.1% (identified cost $17,278)		20,026

Other Assets and Liabilities, Net - (0.1%)		(25)

Net Assets - 100.0%		20,001

See accompanying notes which are an integral part of the financial statements.

72	2035 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2040 Strategy Fund - Class A ‡
	Total Return
1 Year	10.49%
5 Years	1.10	%§
Inception*	1.47	%§

2040 Strategy Fund - Class E
	Total Return
1 Year	17.18%
5 Years	2.29	%§
Inception*	2.51	%§

2040 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	17.57%
5 Years	2.55	%§
Inception*	2.77	%§

2040 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	17.19%
5 Years	2.26	%§
Inception*	2.49	%§

2040 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	16.92%
5 Years	2.02	%§
Inception*	2.25	%§

2040 Strategy Fund - Class S
	Total Return
1 Year	17.57%
5 Years	2.55	%§
Inception*	2.77	%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
5 Years	1.99	%§
Inception*	2.09	%§

74	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2040 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation, which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2040.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 79% equity funds, 10% fixed income funds and 11% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2040 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 17.29%, 17.18%, 17.57%, 17.19%, 16.92% and 17.57%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2040 Funds Average gained 16.32%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s modest under-performance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small- and mid-cap U.S. equities contributed to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 5.0% to 6.5% invested in the Russell Global Real Estate Securities Fund and 0% to 6.0% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (4.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative outperformance.

Developed non-U.S. and global equity Underlying Funds (26.5-32.5% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year, and gained 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies which they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Funds’ money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (42% to 52.5% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns

2040 Strategy Fund	75

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small and mid-capitalization U.S. equities (6.5% of Fund’s assets) through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (18.0% to 23.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (17.5% to 23.0% of the Fund’s assets) Funds, also lagged the benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Fund (10% of the Fund’s assets) underperformed relative to the Fund’s index. While this Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Fund’s benchmark, the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.?

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to March 17, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,032.90	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,033.00	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.30	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2040 Strategy Fund	77

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2010 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.80	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.40	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

78	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.0%
Russell Strategic Bond Fund	1,414,407	15,771

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	1,091,279	28,362
Russell U.S. Quantitative Equity Fund	1,020,993	27,556
Russell U.S. Small & Mid Cap Fund	499,642	10,263

		66,181

International Equities - 37.0%
Russell Emerging Markets Fund	344,653	7,079
Russell Global Equity Fund	2,143,414	18,133
Russell International Developed Markets Fund	1,060,964	33,177

		58,389

Real Assets - 11.0%
Russell Commodity Strategies Fund	812,968	9,471
Russell Global Real Estate Securities Fund	219,095	7,835

		17,306

Total Investments - 100.0% (identified cost $142,248)		157,647

Other Assets and Liabilities, Net - (0.0%)		(52)

Net Assets - 100.0%		157,595

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	79

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2045 Strategy Fund - Class R1
	Total Return
1 Year	17.47%
Inception*	(1.78	)%§

2045 Strategy Fund - Class R2
	Total Return
1 Year	17.23%
Inception*	(2.04	)%§

2045 Strategy Fund - Class R3
	Total Return
1 Year	17.00%
Inception*	(2.29	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
Inception*	(1.55	)%§

80	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2045 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2045.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 79% equity funds, 10% fixed income funds and 11% real assets funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2045 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 17.47%, 17.23% and 17.00%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2045 Funds Average gained 16.74%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s modest under-performance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the benchmark; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small and mid-capitalization U.S. equities contributed the most to relative returns, while the Fund’s fixed income exposure detracted versus the benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 5.0% to 6.5% invested in the Russell Global Real Estate Securities Fund and 0% to 6.0% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (4.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (26.5% to 32.5% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year, and gained approximately 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010 stemming from the Greek sovereign debt crisis proved challenging for those money managers that were exposed to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Fund money managers to purchase what they believed to be well-managed, global companies in the region that they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Funds’ money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (42% to 52.5% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and focus on emerging growth trends).

2045 Strategy Fund	81

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The U.S. equity Underlying Funds’ benchmark relative returns varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (6.5% of the Fund’s assets) contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (18.0% to 23.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (17.5% to 23.0% of the Fund’s assets) Funds, also lagged the benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Underlying Fund, (10% of the Fund’s assets) underperformed the Fund’s index. The Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperform the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its exposure to U.S. equity by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

82	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,033.00	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.60	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2045 Strategy Fund	83

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.0%
Russell Strategic Bond Fund	100,547	1,121

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	77,645	2,018
Russell U.S. Quantitative Equity Fund	72,691	1,962
Russell U.S. Small & Mid Cap Fund	35,478	729

		4,709

International Equities - 37.1%
Russell Emerging Markets Fund	24,562	505
Russell Global Equity Fund	152,396	1,289
Russell International Developed Markets Fund	75,290	2,354

		4,148

Real Assets - 11.0%
Russell Commodity Strategies Fund	57,739	673
Russell Global Real Estate Securities Fund	15,675	560

		1,233

Total Investments - 100.2% (identified cost $9,687)		11,211

Other Assets and Liabilities, Net - (0.2%)		(25)

Net Assets - 100.0%		11,186

See accompanying notes which are an integral part of the financial statements.

84	2045 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

2050 Strategy Fund - Class R1
	Total Return
1 Year	17.46%
Inception*	(1.13	)%§

2050 Strategy Fund - Class R2
	Total Return
1 Year	17.20%
Inception*	(1.40	)%§

2050 Strategy Fund - Class R3
	Total Return
1 Year	16.94%
Inception*	(1.64	)%§

Russell 1000® Index **
	Total Return
1 Year	17.66%
Inception*	(1.55	)%§

86	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2050 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will reach 68% in approximately the year 2050.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 79% equity funds, 10% fixed income funds and 11% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the 2050 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 17.46%, 17.20% and 16.94%, respectively. This is compared to the Russell 1000® Index, which gained 17.66% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target 2050+ Funds Average gained 16.03%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s modest under-performance relative to the Russell 1000® Index was primarily due to the Fund’s exposure to fixed income, which in aggregate underperformed core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large-capitalization U.S equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund contributed to relative outperformance.

In general, riskier asset classes performed better than those asset classes generally considered less risky. Three Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index; five either matched or underperformed the Index; and the Russell Commodity Strategies Fund, add to the Fund July 1, 2010, underperformed the Russell 1000® Index. The Fund’s exposure to global real estate, emerging markets and small and mid-capitalization U.S. equities contributed the most to relative returns, while the Fund’s fixed income exposure detracted versus benchmark. As bond prices rose, causing yields to become less attractive, investors sought the higher yields of REITs. As a result, the REIT market outperformed all other asset classes.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 5.0% to 6.5% invested in the Russell Global Real Estate Securities Fund and 0% to 6.0% invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund, returned 37.6% in the fiscal year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

The Russell Emerging Markets Underlying Fund (4.5% of the Fund’s assets during the fiscal year), which returned 27.41%, resulting in a notable weighted excess return. After decreasing in the second quarter, the Russell Emerging Markets Fund performance recovered sharply benefiting from exposure to the consumer sector and smaller emerging market countries such as the Philippines. An underweight position to Chinese financials also contributed positively to relative performance.

Developed non-U.S. and global equity Underlying Funds (26.5% to 32.5% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year and gained more than 11.12% and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers that were exposed to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Fund money managers to purchase what they believed to be well-managed, global companies in the region that they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by the Underlying Funds’ money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (42% to 52.5% of the Fund’s assets during the fiscal year) were positioned more aggressively

2050 Strategy Fund	87

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

(e.g., greater volatility and focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark relative returns varied considerably during the fiscal year. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macro-economic uncertainty overshadowed fundamental research processes. Exposure to small and mid-capitalization U.S. equities through the Fund’s investment in the Russell U.S. Small & Mid Cap Fund (6.5% of the Fund’s assets) contributed to both the Fund’s benchmark-relative and absolute returns.

The Fund’s U.S. large cap equity exposure, as represented by the Russell U.S. Core Equity (18.0% to 23.0% of the Fund’s assets) and Russell U.S. Quantitative Equity (17.5% to 23.0% of the Fund’s assets) Funds, also lagged the benchmark. Managers employing quantitative strategies underperformed due to stock selection in the technology and consumer staples sectors. Specifically, stock selection in the computer services software and systems, drug and grocery store chains, and foods detracted from performance. Holdings in the Russell U.S. Core Equity Fund underperformed due to stock selection in financial services and overweight positions in some of the larger money center banks that were thought to be less susceptible to loan losses.

The Russell Strategic Bond Fund, (10% of the Fund’s assets) underperformed relative to the Fund’s index. While this Underlying Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities strengthened the Underlying Fund’s returns, it nevertheless underperformed the Fund’s benchmark, the Russell 1000® Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

88	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,034.10	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. May reflect amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,032.70	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,031.40	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2050 Strategy Fund	89

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds

Bonds - 10.0%
Russell Strategic Bond Fund	195,424	2,179

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	150,910	3,922
Russell U.S. Quantitative Equity Fund	141,282	3,813
Russell U.S. Small & Mid Cap Fund	68,955	1,416

		9,151

International Equities - 37.1%
Russell Emerging Markets Fund	47,738	981
Russell Global Equity Fund	296,197	2,506
Russell International Developed Markets Fund	146,334	4,576

		8,063

Real Assets - 11.0%
Russell Commodity Strategies Fund	112,222	1,307
Russell Global Real Estate Securities Fund	30,467	1,090

		2,397

Total Investments - 100.1% (identified cost $17,357)		21,790

Other Assets and Liabilities, Net - (0.1%)		(27)

Net Assets - 100.0%		21,763

See accompanying notes which are an integral part of the financial statements.

90	2050 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

In Retirement Fund - Class R1
	Total Return
1 Year	14.43%
Inception*	4.83	%§

In Retirement Fund - Class R2
	Total Return
1 Year	14.16%
Inception*	4.58	%§

In Retirement Fund - Class R3
	Total Return
1 Year	13.88%
Inception*	4.30	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	8.01%
Inception*	6.68	%§

92	In Retirement Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The In Retirement Fund (“Fund”) seeks to provide income and capital growth.

The Fund invests in a diversified portfolio that, as of October 1, 2010, consisted of approximately 26% equity funds, 68% fixed income funds and 6% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2010?

For the fiscal year ended October 31, 2010, the In Retirement Fund’s Class R1, Class R2 and Class R3 Shares gained 14.43%, 14.16% and 13.88%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2010, the Lipper® Mixed Asset Target Allocation Conservative Funds Average gained 11.39%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management and to equities investments, particularly global investment mandates, which in aggregate outperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s glide path methodology, strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the economy began to recover from the recent financial crisis, investors’ general appetite for risk returned. The Fund’s underlying managers, particularly in fixed income and global mandates were positioned to benefit from this environment relative to the In Retirement Strategy Fund’s benchmark. ..Consistent with the markets’ increased preference for risky assets, small- and mid-capitalization U.S. equities outperformed large- capitalization U.S. equities. As a result, the Fund’s exposure to small- and mid-capitalization equities through its investment in the Russell U.S. Small & Mid Cap Fund, contributed to performance relative to the Fund’s benchmark.

In general, riskier asset classes performed better than those asset classes generally considered less risky. All but one of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Commodity Strategies Fund added to the Fund on July 1, 2010, also outperformed the Barclays Capital U.S. Aggregate Bond Index. The more conservative Russell Short Duration Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s exposure to core fixed income, through its investment in the Russell Strategic Bond Fund, made a significant contribution to the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. The Russell Strategic Bond Fund maintained its preference for larger-than-benchmark allocations to non-Treasury fixed income sectors, including securities that are not in the benchmark (e.g., high yield credit, non-agency mortgage-backed securities and emerging market debt). As bond prices rose, causing yields to become less attractive, investors sought higher yields of REITs. As a result, the REIT outperform all other asset classes. The Fund’s exposure to global real estate, emerging markets and small and mid-cap U.S. equities also contributed to relative returns.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year ranged from, 40% to 60% invested in the Russell Strategic Bond Fund, 8% invested in the Russell Short Duration Bond Fund and 0% to 20% invested in the Russell Investment Grade Bond Fund. In the aggregate, the fixed income asset class outperformed the Fund’s index, The Russell Strategic Bond Fund’s underweight to U.S. Treasuries and overweight to non-Treasury securities generated returns in excess of the Barclays Capital U.S. Aggregate Bond Index. In the aggregate, sector positions of the fixed income Underlying Funds varied throughout the fiscal year, allocations to some of the relatively higher performing sectors of the fixed income markets, such as investment-grade financials, commercial mortgage-backed securities and credit card asset-backed securities, contributed positively to the Fund’s performance. Out-of-benchmark exposures to high yield financials and industrials in the Russell Strategic Bond Fund also contributed to the Fund’s outperformance. The Russell Short Duration Bond Fund was the only detractor versus the Barclays U.S. Capital Aggregate Bond Index, as investors preferred to seek higher returns in riskier asset classes.

The Fund’s allocation to real asset Underlying Funds during the fiscal year ranged from, 2.6% to 3% of the Fund’s assets invested in the Russell Global Real Estate Securities Fund and 0% to 2.6% were invested in the Russell Commodity Strategies Fund. The Fund’s real estate holdings, as measured by the Russell Global Real Estate Fund returned 37.6% in the fiscal

In Retirement Fund	93

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2010 (Unaudited)

year, while the Russell Commodity Strategies Fund returned 16.5% following the initial allocation on July 1, 2010.

Developed non-U.S. and global equity Underlying Funds (9.6% to 12.6% of the Fund’s assets during the fiscal year) experienced high levels of volatility over the fiscal year, and gained approximately 11.12 % and 17.06%, respectively. The resurgence of risk aversion in early 2010, stemming from the Greek sovereign debt crisis proved challenging for those Underlying Funds’ money managers with exposure to European financials. However, these same Underlying Funds recovered as the Greek crisis abated. In fact, the sell-off in Europe provided a unique opportunity for a number of the Underlying Funds’ money managers to purchase what they believed to be well-managed, global companies that they believed had been unduly penalized, in a stock price context, but that also had the majority of their revenue originating from outside of Europe. These tactical purchases by Underlying Fund money managers proved beneficial to the Fund’s returns relative to its benchmark over the course of the fiscal year.

The U.S. equity Underlying Funds (13% to 18.2% of the Fund’s assets during the fiscal year) were positioned more aggressively (e.g., greater volatility and more focus on emerging growth trends). The U.S. equity Underlying Funds’ benchmark-relative returns varied considerably yet finished the fiscal year contributing positively to the Fund’s excess returns. Returns for U.S. equities generally performed better in periods when investors were more confident in the sustainability of the global economic recovery and worse in periods when macroeconomic uncertainty overshadowed fundamental research processes. Exposure to small- and mid-capitalization U.S. equities, through the Fund’s investment in the Russell U.S. Small & Mid

Cap Fund (1.8% of the Fund’s assets), however, contributed to both the Fund’s benchmark-relative and absolute returns.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2010, the Fund reduced its U.S. equity exposure by increasing its allocation to the Russell Global Equity Fund and by reducing allocations to both the Russell U.S. Core Equity and the Russell U.S. Quantitative Equity Funds. The Fund also added exposure to the Russell Investment Grade Bond fund. On July 1, 2010, the Russell Commodity Strategies Fund was added as a new Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

94	In Retirement Fund

Russell Investment Company

In Retirement Fund

Shareholder Expense Example — October 31, 2010 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2010 to October 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,050.20	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class. Reflect amounts waived and/or reimbursed. Without any waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.70	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2010	$1,000.00	$1,000.00
Ending Account Value
October 31, 2010	$1,048.00	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

In Retirement Fund	95

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2010

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 68.2%
Russell Investment Grade Bond Fund	52,467	1,198
Russell Short Duration Bond Fund	24,595	480
Russell Strategic Bond Fund	214,936	2,397

		4,075

Domestic Equities - 13.0%
Russell U.S. Core Equity Fund	12,436	323
Russell U.S. Quantitative Equity Fund	12,865	347
Russell U.S. Small & Mid Cap Fund	5,252	108

		778

International Equities - 13.8%
Russell Emerging Markets Fund	3,471	71
Russell Global Equity Fund	39,468	334
Russell International Developed Markets Fund	13,329	417

		822

Real Assets - 5.2%
Russell Commodity Strategies Fund	13,380	156
Russell Global Real Estate Securities Fund	4,307	154

		310

Total Investments - 100.2% (identified cost $5,007)		5,985

Other Assets and Liabilities, Net - (0.2%)		(14)

Net Assets - 100.0%		5,971

See accompanying notes which are an integral part of the financial statements.

96	In Retirement Fund

(This page intentionally left blank)

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities — October 31, 2010

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Assets
Investments, at identified cost	$639,350	$1,015,480	$4,253,403	$2,948,877
Investments, at market	696,785	1,097,742	4,480,541	3,026,333
Receivables:
Investments sold	2,043	2,583	10,701	4,170
Fund shares sold	860	834	4,241	2,159
From affiliates	—	—	—	—
Prepaid expenses	11	20	66	80

Total assets	699,699	1,101,179	4,495,549	3,032,742

Liabilities
Payables:
Investments purchased	—	—	—	—
Fund shares redeemed	2,430	3,141	13,142	5,346
Accrued fees to affiliates	391	633	2,879	1,848
Other accrued expenses	35	36	46	49

Total liabilities	2,856	3,810	16,067	7,243

Net Assets	$696,843	$1,097,369	$4,479,482	$3,025,499

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$32	$39	$—	$66
Accumulated net realized gain (loss)	(13,626)	(64,952)	(455,276)	(459,982)
Unrealized appreciation (depreciation) on investments	57,435	82,262	227,138	77,456
Shares of beneficial interest	650	1,027	4,334	3,130
Additional paid-in capital	652,352	1,078,993	4,703,286	3,404,829

Net Assets	$696,843	$1,097,369	$4,479,482	$3,025,499

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$10 .71	$10 .68	$10 .33	$9 .68
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11 .36	$11 .33	$10 .96	$10 .27
Class A — Net assets	$103,560,924	$220,380,046	$1,095,814,287	$791,754,148
Class A — Shares outstanding ($.01 par value)	9,673,862	20,641,455	106,040,938	81,828,598
Net asset value per share: Class C*	$10 .64	$10 .62	$10 .27	$9 .57
Class C — Net assets	$174,210,771	$270,527,902	$1,310,397,135	$798,129,663
Class C — Shares outstanding ($.01 par value)	16,367,330	25,471,483	127,607,500	83,414,846
Net asset value per share: Class E*	$10 .73	$10 .68	$10 .36	$9 .69
Class E — Net assets	$89,672,188	$155,540,268	$526,084,106	$406,837,252
Class E — Shares outstanding ($.01 par value)	8,355,556	14,559,795	50,779,547	41,973,359
Net asset value per share: Class R1*	$10 .76	$10 .72	$10 .41	$9 .75
Class R1 — Net assets	$18,008,130	$28,704,097	$113,699,325	$74,971,725
Class R1 — Shares outstanding ($.01 par value)	1,673,123	2,677,480	10,918,628	7,688,259
Net asset value per share: Class R2*	$10 .72	$10 .69	$10 .36	$9 .70
Class R2 — Net assets	$8,458,284	$7,221,361	$31,620,063	$23,017,808
Class R2 — Shares outstanding ($.01 par value)	788,951	675,491	3,053,099	2,373,054
Net asset value per share: Class R3*	$10 .77	$10 .72	$10 .36	$9 .71
Class R3 — Net assets	$209,750,752	$288,375,281	$840,066,020	$618,127,935
Class R3 — Shares outstanding ($.01 par value)	19,474,789	26,895,633	81,049,017	63,655,473
Net asset value per share: Class S*	$10 .77	$10 .72	$10 .42	$9 .76
Class S — Net assets	$93,181,706	$126,620,291	$561,800,855	$312,660,122
Class S — Shares outstanding ($.01 par value)	8,653,762	11,816,586	53,937,079	32,044,628
* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

98	Statements of Assets and Liabilities

Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

$1,361,301	$80,970	$36,658	$226,972	$34,419	$182,878	$17,278
1,367,468	90,696	41,381	252,760	39,403	200,558	20,026

1,768	816	—	298	—	915	—
873	262	59	481	97	368	83
—	1	—	2	—	1	—
23	17	17	16	10	13	9

1,370,132	91,792	41,457	253,557	39,510	201,855	20,118

—	—	44	—	31	—	82
2,135	1,077	15	777	66	1,280	1
896	20	6	52	7	43	4
38	32	30	40	30	43	30

3,069	1,129	95	869	134	1,366	117

$1,367,063	$90,663	$41,362	$252,688	$39,376	$200,489	$20,001

$—	$—	$—	$—	$—	$—	$—
(330,657)	(2,867)	(70)	(9,103)	(272)	(9,958)	(310)
6,167	9,726	4,723	25,788	4,984	17,680	2,748
1,567	85	41	238	42	203	22
1,689,986	83,719	36,668	235,765	34,622	192,564	17,541

$1,367,063	$90,663	$41,362	$252,688	$39,376	$200,489	$20,001

$9 .00	$10 .67	$—	$10 .63	$—	$9 .92	$—
$9 .55	$11 .32	$—	$11 .28	$—	$10 .53	$—
$262,967,621	$1,044,098	$—	$2,541,678	$—	$1,603,490	$—
29,217,297	97,888	—	239,088	—	161,622	—
$8 .34	$—	$—	$—	$—	$—	$—
$391,560,122	$—	$—	$—	$—	$—	$—
46,974,103	—	—	—	—	—	—
$8 .81	$10 .68	$—	$10 .63	$—	$9 .87	$—
$171,027,007	$6,328,700	$—	$15,771,207	$—	$14,733,050	$—
19,403,078	592,438	—	1,483,035	—	1,493,429	—
$8 .99	$10 .69	$10 .05	$10 .64	$9 .49	$9 .87	$9 .13
$39,248,593	$26,739,447	$23,319,076	$84,151,510	$19,470,477	$53,701,883	$7,252,131
4,365,741	2,501,372	2,319,192	7,908,923	2,052,544	5,441,478	794,648
$8 .82	$10 .68	$10 .04	$10 .62	$9 .48	$9 .85	$9 .12
$23,017,015	$16,306,765	$7,207,206	$44,060,329	$8,541,392	$39,162,875	$6,021,118
2,609,139	1,526,546	717,525	4,147,377	901,284	3,975,636	660,523
$8 .76	$10 .66	$10 .04	$10 .61	$9 .46	$9 .85	$9 .11
$290,175,595	$34,399,896	$10,836,168	$90,563,597	$11,364,587	$72,163,352	$6,728,247
33,132,661	3,226,058	1,079,355	8,538,977	1,201,744	7,325,210	738,553
$9 .00	$10 .70	$—	$10 .64	$—	$9 .87	$—
$189,067,181	$5,843,628	$—	$15,599,744	$—	$19,123,923	$—
21,016,512	546,343	—	1,466,358	—	1,938,059	—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	99

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2010

Amounts in thousands	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Assets
Investments, at identified cost	$142,248	$9,687	$17,357	$5,007
Investments, at market	157,647	11,211	21,790	5,985
Receivables:
Investments sold	35	—	—	4
Fund shares sold	410	106	222	6
From affiliates	1	—	—	—
Prepaid expenses	17	8	8	18

Total assets	158,110	11,325	22,020	6,013

Liabilities
Payables:
Investments purchased	—	105	200	—
Fund shares redeemed	443	2	22	10
Accrued fees to affiliates	33	2	5	1
Other accrued expenses	39	30	30	31

Total liabilities	515	139	257	42

Net Assets	$157,595	$11,186	$21,763	$5,971

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—	$—	$—
Accumulated net realized gain (loss)	(6,763)	(213)	(179)	5
Unrealized appreciation (depreciation) on investments	15,399	1,524	4,433	978
Shares of beneficial interest	159	12	24	6
Additional paid-in capital	148,800	9,863	17,485	4,982

Net Assets	$157,595	$11,186	$21,763	$5,971

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$9.92	$—	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.53	$—	$—	$—
Class A — Net assets	$901,799	$—	$—	$—
Class A — Shares outstanding ($.01 par value)	90,949	—	—	—
Net asset value per share: Class E*	$9.92	$—	$—	$—
Class E — Net assets	$16,638,004	$—	$—	$—
Class E — Shares outstanding ($.01 par value)	1,677,424	—	—	—
Net asset value per share: Class R1*	$9.93	$9.13	$9.22	$10.28
Class R1 — Net assets	$36,997,866	$2,346,972	$2,454,362	$735,569
Class R1 — Shares outstanding ($.01 par value)	3,727,163	257,054	266,071	71,521
Net asset value per share: Class R2*	$9.91	$9.12	$9.21	$10.28
Class R2 — Net assets	$32,308,093	$6,692,699	$15,615,556	$3,810,128
Class R2 — Shares outstanding ($.01 par value)	3,258,663	733,857	1,694,600	370,510
Net asset value per share: Class R3*	$9.90	$9.11	$9.21	$10.27
Class R3 — Net assets	$53,208,392	$2,146,676	$3,693,078	$1,425,618
Class R3 — Shares outstanding ($.01 par value)	5,376,929	235,667	400,869	138,809
Net asset value per share: Class S*	$9.93	$—	$—	$—
Class S — Net assets	$17,540,849	$—	$—	$—
Class S — Shares outstanding ($.01 par value)	1,766,964	—	—	—
* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

100	Statements of Assets and Liabilities

(This page intentionally left blank)

Russell Investment Company

LifePoints® Funds

Statements of Operations — For the Period Ended October 31, 2010

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund

Investment Income
Income distribution from Underlying Funds	$19,785	$31,736

Expenses
Advisory fees	1,211	2,073
Administrative fees	303	518
Custodian fees	31	31
Distribution fees - Class A	215	499
Distribution fees - Class C	1,074	1,864
Distribution fees - Class R3	475	695
Transfer agent fees - Class A	155	359
Transfer agent fees - Class C	258	447
Transfer agent fees - Class E	151	281
Transfer agent fees - Class R1	18	31
Transfer agent fees - Class R2	11	11
Transfer agent fees - Class R3	342	501
Transfer agent fees - Class S	155	235
Professional fees	49	50
Registration fees	132	170
Shareholder servicing fees - Class C	358	621
Shareholder servicing fees - Class E	210	391
Shareholder servicing fees - Class R2	15	15
Shareholder servicing fees - Class R3	475	695
Trustees’ fees	14	25
Printing fees	37	57
Miscellaneous	10	12

Expenses before reductions	5,699	9,581
Expense reductions	(1,148)	(1,839)

Net expenses	4,551	7,742

Net investment income (loss)	15,234	23,994

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(712)	(27,863)
Net change in unrealized appreciation (depreciation) on investments	56,022	144,408

Net realized and unrealized gain (loss)	55,310	116,545

Net Increase (Decrease) in Net Assets from Operations	$70,544	$140,539

See accompanying notes which are an integral part of the financial statements.

102	Statements of Operations

Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund

$120,444	$64,954	$24,212	$2,617	$725	$6,187	$617

8,655	5,857	2,715	148	46	387	45
2,164	1,464	679	37	12	97	11
31	32	31	24	17	24	18
2,650	1,922	644	3	—	5	—
9,375	5,860	2,945	—	—	—	—
2,088	1,530	739	80	22	211	21
1,907	1,384	464	2	—	3	—
2,250	1,406	706	—	—	—	—
946	724	310	9	—	23	—
126	52	31	33	19	90	17
51	34	38	24	9	59	11
1,503	1,100	532	53	14	139	12
1,002	568	361	13	—	35	—
105	88	47	32	31	30	31
200	187	134	80	42	80	42
3,125	1,953	982	—	—	—	—
1,315	1,005	431	14	—	35	—
71	48	52	37	13	92	17
2,088	1,530	739	80	22	211	21
105	71	33	1	—	3	—
342	408	221	2	1	3	2
44	30	15	4	2	14	4

40,143	27,253	12,849	676	250	1,541	252
(7,008)	(5,013)	(2,427)	(462)	(193)	(987)	(193)

33,135	22,240	10,422	214	57	554	59

87,309	42,714	13,790	2,403	668	5,633	558

(193,359)	(269,462)	(166,471)	(1,190)	53	(2,193)	(61)
729,774	666,723	358,771	9,917	3,425	28,462	3,780

536,415	397,261	192,300	8,727	3,478	26,269	3,719

$623,724	$439,975	$206,090	$11,130	$4,146	$31,902	$4,277

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	103

Russell Investment Company

LifePoints® Funds

Statements of Operations, continued — For the Period Ended October 31, 2010

Amounts in thousands	2030 Strategy Fund	2035 Strategy Fund

Investment Income
Income distribution from Underlying Funds	$3,464	$254

Expenses
Advisory fees	310	25
Administrative fees	77	6
Custodian fees	25	18
Distribution fees - Class A	5	—
Distribution fees - Class R3	164	12
Transfer agent fees - Class A	3	—
Transfer agent fees - Class E	21	—
Transfer agent fees - Class R1	62	8
Transfer agent fees - Class R2	53	7
Transfer agent fees - Class R3	106	7
Transfer agent fees - Class S	32	—
Professional fees	31	30
Registration fees	81	41
Shareholder servicing fees - Class E	32	—
Shareholder servicing fees - Class R2	83	10
Shareholder servicing fees - Class R3	164	12
Trustees’ fees	2	—
Printing fees	4	—
Miscellaneous	18	3

Expenses before reductions	1,273	179
Expense reductions	(825)	(145)

Net expenses	448	34

Net investment income (loss)	3,016	220

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(4,962)	(95)
Net change in unrealized appreciation (depreciation) on investments	29,327	1,995

Net realized and unrealized gain (loss)	24,365	1,900

Net Increase (Decrease) in Net Assets from Operations	$27,381	$2,120

See accompanying notes which are an integral part of the financial statements.

104	Statements of Operations

2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

$2,592	$143	$295	$156

238	14	29	9
60	3	7	2
23	18	18	17
2	—	—	—
122	3	6	3
1	—	—	—
23	—	—	—
41	3	2	1
44	7	20	5
80	3	4	2
26	—	—	—
30	30	31	34
79	41	42	41
35	—	—	—
68	12	31	9
122	3	6	3
2	—	—	—
2	—	—	—
12	3	2	3

1,010	140	198	129
(661)	(122)	(155)	(114)

349	18	43	15

2,243	125	252	141

(3,250)	(139)	(63)	31
22,034	1,243	2,418	503

18,784	1,104	2,355	534

$21,027	$1,229	$2,607	$675

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	105

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Conservative Strategy Fund		Moderate Strategy Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$15,234	$16,842	$23,994	$26,940
Net realized gain (loss)	(712)	(10,451)	(27,863)	(29,668)
Net change in unrealized appreciation (depreciation)	56,022	70,123	144,408	148,528

Net increase (decrease) in net assets from operations	70,544	76,514	140,539	145,800

Distributions
From net investment income
Class A	(2,415)	(3,008)	(5,077)	(6,717)
Class C	(2,917)	(3,898)	(4,438)	(6,718)
Class E	(2,336)	(3,177)	(3,980)	(5,872)
Class R1	(286)	(242)	(474)	(292)
Class R2	(171)	(239)	(156)	(418)
Class R3	(4,789)	(6,894)	(6,396)	(9,970)
Class S	(2,542)	(2,691)	(3,662)	(4,278)
From net realized gain
Class A	—	(302)	—	(2,027)
Class C	—	(482)	—	(2,447)
Class E	—	(344)	—	(1,792)
Class R1	—	(17)	—	(39)
Class R2	—	(29)	—	(162)
Class R3	—	(810)	—	(3,296)
Class S	—	(239)	—	(1,128)
From return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(15,456)	(22,372)	(24,183)	(45,156)

Share Transactions
Net increase (decrease) in net assets from share transactions	117,649	42,434	11,319	(5,941)

Total Net Increase (Decrease) in Net Assets	172,737	96,576	127,675	94,703

Net Assets
Beginning of period	524,106	427,530	969,694	874,991

End of period	$696,843	$524,106	$1,097,369	$969,694

Undistributed (overdistributed) net investment income included in net assets	$32	$253	$39	$228

See accompanying notes which are an integral part of the financial statements.

106	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund		2010 Strategy Fund
2010	2009	2010	2009	2010	2009	2010	2009

$87,309	$83,092	$42,714	$34,289	$13,790	$4,987	$2,403	$2,065
(193,359)	(200,416)	(269,462)	(151,140)	(166,471)	(101,898)	(1,190)	(1,278)
729,774	718,457	666,723	505,398	358,771	264,444	9,917	10,465

623,724	601,133	439,975	388,547	206,090	167,533	11,130	11,252

(23,966)	(26,402)	(12,307)	(11,299)	(2,988)	(994)	(32)	(38)
(19,074)	(24,251)	(8,745)	(7,406)	(4,356)	(1,132)	—	—
(11,787)	(13,733)	(6,420)	(5,987)	(2,048)	(745)	(163)	(168)
(1,653)	(1,078)	(480)	(308)	(201)	(39)	(639)	(414)
(624)	(1,142)	(291)	(343)	(239)	(112)	(441)	(427)
(16,855)	(20,935)	(8,770)	(7,909)	(3,407)	(1,027)	(862)	(724)
(13,833)	(14,788)	(5,636)	(5,295)	(2,531)	(938)	(266)	(300)

—	(39,665)	—	(49,173)	—	(18,822)	—	—
—	(48,357)	—	(51,138)	—	(30,122)	—	—
—	(20,642)	—	(26,142)	—	(13,975)	—	—
—	(1,054)	—	(993)	—	(501)	—	—
—	(1,951)	—	(1,662)	—	(2,049)	—	—
—	(34,634)	—	(40,377)	—	(23,124)	—	—
—	(20,335)	—	(19,484)	—	(16,839)	—	—

—	—	—	(1,089)	—	(368)	—	—
—	—	—	(1,116)	—	(475)	—	—
—	—	—	(579)	—	(275)	—	—
—	—	—	(22)	—	(13)	—	—
—	—	—	(37)	—	(41)	—	—
—	—	—	(889)	—	(404)	—	—
—	—	—	(435)	—	(342)	—	—

(87,792)	(268,967)	(42,649)	(231,683)	(15,770)	(112,337)	(2,403)	(2,071)

(205,829)	(167,337)	(214,354)	(51,888)	(169,511)	(31,501)	7,622	23,532

330,103	164,829	182,972	104,976	20,809	23,695	16,349	32,713

4,149,379	3,984,550	2,842,527	2,737,551	1,346,254	1,322,559	74,314	41,601

$4,479,482	$4,149,379	$3,025,499	$2,842,527	$1,367,063	$1,346,254	$90,663	$74,314

$—	$328	$66	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	107

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2015 Strategy Fund		2020 Strategy Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$668	$147	$5,633	$3,679
Net realized gain (loss)	53	(109)	(2,193)	(5,054)
Net change in unrealized appreciation (depreciation)	3,425	1,471	28,462	29,446

Net increase (decrease) in net assets from operations	4,146	1,509	31,902	28,071

Distributions
From net investment income
Class A	—	—	(52)	(36)
Class E	—	—	(364)	(249)
Class R1	(324)	(33)	(1,599)	(803)
Class R2	(143)	(26)	(962)	(800)
Class R3	(209)	(88)	(2,032)	(1,335)
Class S	—	—	(636)	(456)
From net realized gain
Class A	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—
From return of capital
Class A	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(676)	(147)	(5,645)	(3,679)

Share Transactions
Net increase (decrease) in net assets from share transactions	25,047	10,756	48,969	60,063

Total Net Increase (Decrease) in Net Assets	28,517	12,118	75,226	84,455

Net Assets
Beginning of period	12,845	727	177,462	93,007

End of period	$41,362	$12,845	$252,688	$177,462

Undistributed (overdistributed) net investment income included in net assets	$—	$8	$—	$11

See accompanying notes which are an integral part of the financial statements.

108	Statements of Changes in Net Assets

2025 Strategy Fund		2030 Strategy Fund		2035 Strategy Fund		2040 Strategy Fund
2010	2009	2010	2009	2010	2009	2010	2009

$558	$79	$3,016	$1,330	$220	$30	$2,243	$964
(61)	(116)	(4,962)	(1,362)	(95)	(129)	(3,250)	(743)
3,780	1,401	29,327	22,536	1,995	999	22,034	15,670

4,277	1,364	27,381	22,504	2,120	900	21,027	15,891

—	—	(32)	(19)	—	—	(16)	(10)
—	—	(227)	(113)	—	—	(252)	(74)
(252)	(19)	(788)	(260)	(90)	(9)	(502)	(156)
(150)	(21)	(575)	(332)	(72)	(8)	(452)	(266)
(156)	(40)	(1,008)	(418)	(58)	(13)	(726)	(314)
—	—	(405)	(185)	—	—	(308)	(142)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(558)	(80)	(3,035)	(1,327)	(220)	(30)	(2,256)	(962)

23,657	10,092	36,797	45,861	11,559	5,047	35,211	38,295

27,376	11,376	61,143	67,038	13,459	5,917	53,982	53,224

12,000	624	139,346	72,308	6,542	625	103,613	50,389

$39,376	$12,000	$200,489	$139,346	$20,001	$6,542	$157,595	$103,613

$—	$—	$—	$17	$—	$—	$—	$12

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	109

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2045 Strategy Fund		2050 Strategy Fund
Amounts in thousands	2010	2009	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$125	$26	$252	$81
Net realized gain (loss)	(139)	(49)	(63)	(81)
Net change in unrealized appreciation (depreciation)	1,243	640	2,418	2,103

Net increase (decrease) in net assets from operations	1,229	617	2,607	2,103

Distributions
From net investment income
Class A	—	—	—	—
Class E	—	—	—	—
Class R1	(38)	(11)	(23)	(3)
Class R2	(71)	(12)	(198)	(73)
Class R3	(16)	(4)	(31)	(6)
Class S	—	—	—	—
From net realized gain
Class A	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	(2)	—
Class R2	—	—	(26)	—
Class R3	—	—	(4)	—
Class S	—	—	—	—
From return of capital
Class A	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(125)	(27)	(284)	(82)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,106	3,584	8,556	8,650

Total Net Increase (Decrease) in Net Assets	6,210	4,174	10,879	10,671

Net Assets
Beginning of period	4,976	802	10,884	213

End of period	$11,186	$4,976	$21,763	$10,884

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

110	Statements of Changes in Net Assets

	In Retirement Fund
Amounts in thousands	2010	2009

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$141	$93
Net realized gain (loss)	31	(25)
Net change in unrealized appreciation (depreciation)	503	531

Net increase (decrease) in net assets from operations	675	599

Distributions
From net investment income
Class A	—	—
Class E	—	—
Class R1	(13)	(5)
Class R2	(97)	(72)
Class R3	(31)	(16)
Class S	—	—
From net realized gain
Class A	—	—
Class E	—	—
Class R1	—	—
Class R2	—	—
Class R3	—	—
Class S	—	—
From return of capital
Class A	—	—
Class E	—	—
Class R1	—	—
Class R2	—	—
Class R3	—	—
Class S	—	—

Net decrease in net assets from distributions	(141)	(93)

Share Transactions
Net increase (decrease) in net assets from share transactions	2,128	2,551

Total Net Increase (Decrease) in Net Assets	2,662	3,057

Net Assets
Beginning of period	3,309	252

End of period	$5,971	$3,309

Undistributed (overdistributed) net investment income included in net assets	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	111

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2010	9.79	.28	.93	1.21	(.29)	—	—
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)	—
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	—
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)	—
October 31, 2006	10.66	.34	.40	.74	(.35)	(.07)	—
Class C
October 31, 2010	9.75	.20	.90	1.10	(.21)	—	—
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)	—
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	—
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)	—
October 31, 2006	10.62	.25	.39	.64	(.26)	(.07)	—
Class E
October 31, 2010	9.82	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	—
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)	—
October 31, 2006	10.68	.30	.43	.73	(.34)	(.07)	—
Class R1
October 31, 2010	9.85	.29	.93	1.22	(.31)	—	—
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)	—
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	—
October 31, 2007(11)	10.77	.40	.22	.62	(.31)	—	—
Class R2
October 31, 2010	9.81	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	—
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)	—
October 31, 2006(2)	10.86	.33	.09	.42	(.29)	—	—
Class R3(3)
October 31, 2010	9.85	.26	.92	1.18	(.26)	—	—
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)	—
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	—
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)	—
October 31, 2006	10.71	.31	.40	.71	(.32)	(.07)	—
Class S
October 31, 2010	9.85	.30	.93	1.23	(.31)	—	—
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)	—
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	—
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)	—
October 31, 2006	10.72	.36	.39	.75	(.37)	(.07)	—

See accompanying notes which are an integral part of the financial statements.

112	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.29)	10.71	12.55	103,561	.54	.73	2.74	38
(.46)	9.79	17.41	74,240	.50	.73	3.93	17
(.60)	8.79	(15.56)	55,163	.27	.66	5.05	86
(.66)	11.03	6.76	52,516	.25	.65	3.87	79
(.42)	10.98	7.04	46,364	.25	.65	3.14	16

(.21)	10.64	11.48	174,211	1.29	1.48	1.95	38
(.40)	9.75	16.66	116,776	1.25	1.48	3.16	17
(.53)	8.75	(16.24)	88,276	1.02	1.41	4.50	86
(.58)	10.99	6.04	84,747	1.00	1.40	3.10	79
(.33)	10.93	6.16	80,692	1.00	1.40	2.34	16

(.29)	10.73	12.39	89,672	.54	.72	2.77	38
(.46)	9.82	17.48	77,702	.50	.73	3.92	17
(.60)	8.81	(15.60)	66,526	.27	.66	5.27	86
(.66)	11.06	6.84	83,894	.25	.65	3.84	79
(.41)	11.00	6.96	80,224	.25	.65	2.90	16

(.31)	10.76	12.64	18,008	.27	.48	2.83	38
(.49)	9.85	17.85	7,662	.25	.48	4.02	17
(.63)	8.83	(15.36)	3,026	.02	.42	5.44	86
(.31)	11.08	5.72	1,914	—	.40	2.98	79

(.29)	10.72	12.43	8,458	.52	.73	2.69	38
(.46)	9.81	17.44	4,571	.50	.74	3.97	17
(.61)	8.80	(15.60)	5,701	.27	.66	4.84	86
(.65)	11.05	6.75	3,156	.25	.65	3.64	79
(.29)	10.99	3.95	1,466	.25	.67	2.72	16

(.26)	10.77	12.18	209,751	.77	.97	2.52	38
(.44)	9.85	17.13	175,502	.75	.98	3.68	17
(.58)	8.84	(15.78)	160,491	.52	.91	5.03	86
(.63)	11.09	6.53	194,815	.50	.90	3.59	79
(.39)	11.03	6.74	187,837	.50	.90	2.85	16

(.31)	10.77	12.73	93,182	.29	.47	2.93	38
(.48)	9.85	17.71	67,653	.25	.48	4.18	17
(.63)	8.84	(15.34)	48,347	.02	.41	5.48	86
(.69)	11.09	7.10	55,999	—	.40	4.02	79
(.44)	11.03	7.16	46,312	—	.40	3.36	16

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	113

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2010	9.55	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)	—
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.81	.29	.81	1.10	(.30)	(.07)	—
Class C
October 31, 2010	9.50	.17	1.13	1.30	(.18)	—	—
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)	—
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	—
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)	—
October 31, 2006	10.77	.21	.80	1.01	(.22)	(.07)	—
Class E
October 31, 2010	9.55	.26	1.13	1.39	(.26)	—	—
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)	—
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)	—
October 31, 2006	10.82	.29	.81	1.10	(.30)	(.07)	—
Class R1
October 31, 2010	9.59	.27	1.14	1.41	(.28)	—	—
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11)	—
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	—
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)	—
October 31, 2006(9)	11.47	.11	.09	.20	(.09)	—	—
Class R2
October 31, 2010	9.56	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)	—
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)	—
October 31, 2006(2)	11.25	.25	.27	.52	(.23)	—	—
Class R3(3)
October 31, 2010	9.59	.23	1.13	1.36	(.23)	—	—
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)	—
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	—
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)	—
October 31, 2006	10.84	.27	.81	1.08	(.27)	(.07)	—
Class S
October 31, 2010	9.58	.28	1.14	1.42	(.28)	—	—
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)	—
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	—
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)	—
October 31, 2006	10.84	.32	.82	1.14	(.33)	(.07)	—

See accompanying notes which are an integral part of the financial statements.

114	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.26)	10.68	14.75	220,380	.54	.71	2.51	48
(.47)	9.55	18.43	182,901	.51	.72	3.34	17
(.82)	8.53	(24.05)	162,970	.27	.64	5.36	86
(.61)	12.09	10.36	211,856	.25	.63	3.56	78
(.37)	11.54	10.34	165,654	.25	.63	2.63	6

(.18)	10.62	13.87	270,529	1.29	1.46	1.74	48
(.40)	9.50	17.54	221,669	1.26	1.46	2.59	17
(.74)	8.49	(24.67)	196,167	1.02	1.39	4.65	86
(.51)	12.04	9.52	262,501	1.00	1.38	2.86	78
(.29)	11.49	9.51	252,478	1.00	1.38	1.88	6

(.26)	10.68	14.74	155,540	.54	.71	2.54	48
(.47)	9.55	18.28	150,712	.51	.72	3.36	17
(.82)	8.54	(24.03)	144,684	.27	.64	5.46	86
(.61)	12.10	10.34	208,296	.25	.63	3.60	78
(.37)	11.55	10.32	181,883	.25	.63	2.64	6

(.28)	10.72	14.97	28,704	.27	.47	2.64	48
(.49)	9.59	18.79	14,348	.26	.46	3.28	17
(.84)	8.56	(23.92)	3,047	.02	.40	5.29	86
(.64)	12.14	10.70	2,104	—	.38	2.74	78
(.09)	11.58	.96	215	—	.20	.89	6

(.26)	10.69	14.74	7,221	.52	.71	2.50	48
(.46)	9.56	18.42	5,738	.51	.72	3.51	17
(.82)	8.53	(24.03)	12,817	.27	.65	4.26	86
(.60)	12.09	10.28	4,068	.25	.63	3.26	78
(.23)	11.54	4.68	1,654	.25	.64	2.01	6

(.23)	10.72	14.39	288,375	.77	.96	2.32	48
(.44)	9.59	18.19	276,878	.76	.97	3.09	17
(.79)	8.56	(24.27)	265,507	.52	.89	5.22	86
(.57)	12.13	10.02	394,039	.50	.88	3.36	78
(.34)	11.58	10.13	364,759	.50	.88	2.39	6

(.28)	10.72	15.09	126,620	.29	.46	2.77	48
(.49)	9.58	18.65	117,448	.26	.47	3.54	17
(.84)	8.56	(23.85)	89,799	.02	.39	5.67	86
(.64)	12.13	10.61	158,313	—	.38	3.86	78
(.40)	11.58	10.67	126,487	—	.38	2.89	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	115

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Balanced Strategy Fund
Class A
October 31, 2010	9.12	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)	—
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)	—
October 31, 2006	10.99	.25	1.27	1.52	(.26)	(.07)	—
Class C
October 31, 2010	9.07	.14	1.21	1.35	(.15)	—	—
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)	—
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	—
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)	—
October 31, 2006	10.93	.17	1.27	1.44	(.18)	(.07)	—
Class E
October 31, 2010	9.15	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.37	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)	—
October 31, 2006	11.00	.26	1.27	1.53	(.26)	(.07)	—
Class R1
October 31, 2010	9.19	.23	1.23	1.46	(.24)	—	—
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)	—
October 31, 2006(6)	11.62	.10	.73	.83	(.19)	—	—
Class R2
October 31, 2010	9.14	.21	1.23	1.44	(.22)	—	—
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	—
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)	—
October 31, 2006(4)	11.76	.12	.49	.61	(.18)	—	—
Class R3(3)
October 31, 2010	9.15	.20	1.20	1.40	(.19)	—	—
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)	—
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	—
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)	—
October 31, 2006	11.01	.23	1.26	1.49	(.23)	(.07)	—
Class S
October 31, 2010	9.19	.24	1.23	1.47	(.24)	—	—
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)	—
October 31, 2006	11.05	.29	1.28	1.57	(.29)	(.07)	—

See accompanying notes which are an integral part of the financial statements.

116	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.22)	10.33	15.86	1,095,814	.54	.70	2.25	24
(.60)	9.12	18.02	1,018,019	.52	.70	2.45	11
(.95)	8.35	(30.88)	964,226	.27	.67	5.12	18
(.66)	13.10	13.49	1,352,284	.25	.67	3.21	34
(.33)	12.18	14.03	996,628	.25	.67	2.15	3

(.15)	10.27	14.99	1,310,397	1.29	1.45	1.49	24
(.54)	9.07	17.14	1,188,328	1.27	1.45	1.71	11
(.86)	8.31	(31.37)	1,166,957	1.02	1.42	4.35	18
(.57)	13.03	12.60	1,770,369	1.00	1.42	2.44	34
(.25)	12.12	13.29	1,328,971	1.00	1.42	1.43	3

(.22)	10.36	15.81	526,084	.54	.70	2.24	24
(.60)	9.15	18.09	501,582	.52	.70	2.46	11
(.95)	8.37	(30.84)	489,750	.27	.67	5.18	18
(.66)	13.12	13.47	760,312	.25	.67	3.26	34
(.33)	12.20	14.09	615,865	.25	.67	2.23	3

(.24)	10.41	16.14	113,700	.27	.45	2.35	24
(.62)	9.19	18.31	57,963	.27	.45	2.55	11
(.98)	8.41	(30.66)	24,105	.02	.42	5.06	18
(.70)	13.18	13.69	27,053	—	.42	2.42	34
(.19)	12.26	6.60	4,295	—	.43	.80	3

(.22)	10.36	15.95	31,620	.52	.70	2.19	24
(.60)	9.14	18.04	28,403	.52	.70	2.54	11
(.95)	8.36	(30.89)	42,341	.27	.68	4.00	18
(.66)	13.12	13.48	22,546	.25	.67	3.21	34
(.18)	12.19	5.26	15,035	.25	.68	1.14	3

(.19)	10.36	15.52	840,066	.77	.95	2.03	24
(.58)	9.15	17.67	827,996	.77	.95	2.21	11
(.92)	8.38	(30.95)	812,715	.52	.92	4.97	18
(.63)	13.12	13.16	1,307,641	.50	.92	3.04	34
(.30)	12.20	13.72	1,129,000	.50	.92	1.97	3

(.24)	10.42	16.25	561,801	.29	.45	2.49	24
(.62)	9.19	18.28	527,088	.27	.45	2.70	11
(.98)	8.41	(30.66)	484,456	.02	.42	5.33	18
(.70)	13.18	13.69	746,007	—	.42	3.59	34
(.36)	12.26	14.40	690,959	—	.42	2.46	3

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	117

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Growth Strategy Fund
Class A
October 31, 2010	8.43	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)	—
October 31, 2006	10.90	.17	1.65	1.82	(.19)	(.06)	—
Class C
October 31, 2010	8.36	.08	1.23	1.31	(.10)	—	—
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)	(.01)
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)	—
October 31, 2006	10.84	.09	1.62	1.71	(.10)	(.06)	—
Class E
October 31, 2010	8.44	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)	—
October 31, 2006	10.91	.19	1.64	1.83	(.19)	(.06)	—
Class R1
October 31, 2010	8.49	.16	1.26	1.42	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)	—
October 31, 2006(5)	11.76	.08	.84	.92	(.13)	—	—
Class R2
October 31, 2010	8.45	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)	(.01)
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)	—
October 31, 2006(2)	11.86	.09	.64	.73	(.11)	—	—
Class R3(3)
October 31, 2010	8.46	.13	1.25	1.38	(.13)	—	—
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)	(.01)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)	—
October 31, 2006	10.93	.15	1.65	1.80	(.16)	(.06)	—
Class S
October 31, 2010	8.49	.17	1.26	1.43	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)	—
October 31, 2006	10.97	.22	1.64	1.86	(.22)	(.06)	—

See accompanying notes which are an integral part of the financial statements.

118	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.14)	9.68	16.67	791,754	.54	.71	1.68	31
(.70)	8.43	16.83	745,197	.52	.70	1.57	9
(1.02)	7.97	(36.98)	728,441	.28	.69	4.66	12
(.66)	13.76	16.26	1,055,684	.25	.68	2.62	16
(.25)	12.47	16.87	680,892	.25	.67	1.49	2

(.10)	9.57	15.74	798,130	1.29	1.46	.93	31
(.66)	8.36	15.94	762,423	1.27	1.45	.82	9
(.93)	7.92	(37.44)	742,998	1.02	1.44	3.91	12
(.56)	13.67	15.39	1,176,448	1.00	1.43	1.93	16
(.16)	12.39	15.95	856,552	1.00	1.42	.77	2

(.14)	9.69	16.65	406,837	.54	.71	1.67	31
(.70)	8.44	16.80	388,051	.52	.70	1.57	9
(1.02)	7.98	(37.01)	372,580	.27	.69	4.80	12
(.66)	13.78	16.23	632,163	.25	.68	2.81	16
(.25)	12.49	16.93	503,741	.25	.67	1.58	2

(.16)	9.75	16.92	74,972	.26	.46	1.81	31
(.72)	8.49	17.13	25,180	.27	.45	1.72	9
(1.05)	8.02	(36.86)	14,138	.03	.44	4.46	12
(.70)	13.85	16.53	15,576	—	.43	1.62	16
(.13)	12.55	7.41	1,857	—	.43	.62	2

(.14)	9.70	16.64	23,018	.52	.71	1.63	31
(.70)	8.45	16.90	16,477	.52	.70	1.64	9
(1.02)	7.98	(37.04)	21,959	.28	.69	3.62	12
(.65)	13.79	16.30	16,800	.25	.68	2.61	16
(.11)	12.48	6.23	10,647	.25	.68	.71	2

(.13)	9.71	16.41	618,128	.77	.96	1.45	31
(.69)	8.46	16.48	601,602	.77	.95	1.32	9
(.99)	8.00	(37.17)	577,865	.52	.94	4.57	12
(.63)	13.81	15.97	992,589	.50	.93	2.55	16
(.22)	12.51	16.62	822,822	.50	.92	1.32	2

(.16)	9.76	17.02	312,660	.29	.46	1.93	31
(.72)	8.49	17.12	303,597	.27	.45	1.81	9
(1.05)	8.02	(36.86)	279,570	.02	.44	5.08	12
(.70)	13.85	16.53	500,465	—	.43	3.08	16
(.28)	12.55	17.12	420,671	—	.42	1.83	2

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	119

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Growth Strategy Fund
Class A
October 31, 2010	7.80	.10	1.19	1.29	(.09)	—	—
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)	(.01)
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)	—
October 31, 2006	10.63	.10	2.00	2.10	(.10)	(.08)	—
Class C
October 31, 2010	7.27	.04	1.11	1.15	(.08)	—	—
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)	(.01)
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)	—
October 31, 2006	10.20	.01	1.93	1.94	(.06)	(.08)	—
Class E
October 31, 2010	7.64	.10	1.17	1.27	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)	—
October 31, 2006	10.46	.11	1.96	2.07	(.10)	(.08)	—
Class R1
October 31, 2010	7.78	.12	1.19	1.31	(.10)	—	—
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)	—
October 31, 2006(5)	11.57	.04	.95	.99	(.05)	—	—
Class R2
October 31, 2010	7.64	.10	1.18	1.28	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)	—
October 31, 2006(2)	11.60	.03	.76	.79	(.04)	—	—
Class R3(3)
October 31, 2010	7.60	.08	1.17	1.25	(.09)	—	—
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)	(.01)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)	—
October 31, 2006	10.46	.08	1.95	2.03	(.08)	(.08)	—
Class S
October 31, 2010	7.78	.12	1.20	1.32	(.10)	—	—
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)	—
October 31, 2006	10.59	.14	1.99	2.13	(.13)	(.08)	—

See accompanying notes which are an integral part of the financial statements.

120	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.09)	9.00	16.70	262,968	.54	.72	1.23	28
(.63)	7.80	15.35	252,855	.52	.71	.64	5
(1.07)	7.46	(42.93)	238,694	.27	.70	4.71	9
(.64)	14.27	19.54	391,792	.25	.68	2.12	18
(.18)	12.55	19.99	211,813	.25	.68	.85	3

(.08)	8.34	15.95	391,560	1.29	1.47	.51	28
(.62)	7.27	14.58	386,145	1.27	1.46	(.12)	5
(1.01)	7.03	(43.44)	372,623	1.02	1.45	3.55	9
(.60)	13.54	18.51	654,858	1.00	1.43	1.39	18
(.14)	12.00	19.16	438,483	1.00	1.43	.07	3

(.10)	8.81	16.66	171,027	.54	.72	1.23	28
(.63)	7.64	15.38	178,858	.52	.71	.64	5
(1.07)	7.32	(42.95)	172,463	.27	.70	4.63	9
(.64)	14.02	19.44	317,412	.25	.68	2.45	18
(.18)	12.35	20.02	241,818	.25	.68	.99	3

(.10)	8.99	17.00	39,248	.27	.47	1.39	28
(.64)	7.78	15.71	15,197	.27	.46	.79	5
(1.10)	7.43	(42.83)	6,152	.02	.45	5.00	9
(.65)	14.23	19.74	10,544	—	.43	1.18	18
(.05)	12.51	8.32	1,391	—	.44	.28	3

(.10)	8.82	16.79	23,017	.52	.72	1.20	28
(.63)	7.64	15.37	23,023	.52	.71	.65	5
(1.07)	7.32	(42.99)	23,180	.27	.71	3.56	9
(.62)	14.03	19.40	25,130	.25	.68	2.42	18
(.04)	12.35	6.82	19,094	.25	.69	.26	3

(.09)	8.76	16.54	290,176	.78	.97	1.03	28
(.63)	7.60	15.02	296,569	.77	.96	.39	5
(1.05)	7.30	(43.12)	287,938	.52	.95	4.46	9
(.62)	13.98	19.16	553,383	.50	.93	2.12	18
(.16)	12.33	19.61	432,147	.50	.93	.68	3

(.10)	9.00	17.13	189,067	.29	.47	1.48	28
(.64)	7.78	15.69	193,608	.27	.46	.93	5
(1.10)	7.43	(42.87)	221,509	.02	.45	4.65	9
(.65)	14.23	19.74	319,798	—	.43	2.63	18
(.21)	12.51	20.34	228,432	—	.43	1.17	3

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	121

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2010 Strategy Fund
Class A
October 31, 2010	9.61	.31	1.05	1.36	(.30)	—	—
October 31, 2009	8.43	.32	1.17	1.49	(.31)	—	—
October 31, 2008	11.45	.51	(2.96)	(2.45)	(.47)	(.08)	(.02)
October 31, 2007	10.88	.40	.68	1.08	(.38)	(.13)	—
October 31, 2006	10.06	.27	.83	1.10	(.28)	—	—
Class E
October 31, 2010	9.63	.30	1.05	1.35	(.30)	—	—
October 31, 2009	8.44	.33	1.17	1.50	(.31)	—	—
October 31, 2008	11.46	.46	(2.90)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007	10.90	.35	.72	1.07	(.38)	(.13)	—
October 31, 2006	10.07	.27	.83	1.10	(.27)	—	—
Class R1
October 31, 2010	9.63	.32	1.06	1.38	(.32)	—	—
October 31, 2009	8.45	.34	1.17	1.51	(.33)	—	—
October 31, 2008	11.47	.48	(2.90)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.90	.35	.76	1.11	(.41)	(.13)	—
October 31, 2006(7)	10.45	.13	.53	.66	(.21)	—	—
Class R2
October 31, 2010	9.63	.29	1.06	1.35	(.30)	—	—
October 31, 2009	8.44	.32	1.18	1.50	(.31)	—	—
October 31, 2008	11.46	.30	(2.74)	(2.44)	(.48)	(.08)	(.02)
October 31, 2007(10)	10.91	.31	.76	1.07	(.39)	(.13)	—
Class R3(3)
October 31, 2010	9.61	.27	1.05	1.32	(.27)	—	—
October 31, 2009	8.44	.29	1.17	1.46	(.29)	—	—
October 31, 2008	11.45	.50	(2.96)	(2.46)	(.46)	(.08)	(.01)
October 31, 2007	10.89	.31	.74	1.05	(.36)	(.13)	—
October 31, 2006	10.07	.23	.84	1.07	(.25)	—	—
Class S
October 31, 2010	9.64	.35	1.03	1.38	(.32)	—	—
October 31, 2009	8.45	.34	1.18	1.52	(.33)	—	—
October 31, 2008	11.47	.39	(2.81)	(2.42)	(.50)	(.08)	(.02)
October 31, 2007	10.91	.45	.65	1.10	(.41)	(.13)	—
October 31, 2006	10.08	.29	.84	1.13	(.30)	—	—
2015 Strategy Fund
Class R1
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—	—
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—	—
October 31, 2008(12)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—	—
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—	—
October 31, 2008(12)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—	—
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—	—
October 31, 2008(12)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

122	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.30)	10.67	14.37	1,044	.25	.82	3.02	48
(.31)	9.61	18.21	1,175	.25	.95	3.76	18
(.57)	8.43	(22.28)	1,028	.25	.93	4.85	108
(.51)	11.45	10.22	1,957	.25	1.36	3.61	93
(.28)	10.88	11.02	1,723	.25	3.41	2.53	71

(.30)	10.68	14.24	6,329	.25	.81	2.94	48
(.31)	9.63	18.31	5,267	.25	.95	3.79	18
(.58)	8.44	(22.24)	5,375	.25	.93	4.46	108
(.51)	11.46	10.12	4,797	.25	1.36	3.14	93
(.27)	10.90	11.08	1,485	.25	2.90	2.54	71

(.32)	10.69	14.63	26,739	—	.56	3.14	48
(.33)	9.63	18.45	17,176	—	.68	3.84	18
(.60)	8.45	(22.02)	6,866	—	.68	4.64	108
(.54)	11.47	10.49	5,138	—	1.11	3.27	93
(.21)	10.90	5.69	150	—	3.35	1.11	71

(.30)	10.68	14.25	16,307	.25	.81	2.90	48
(.31)	9.63	18.31	11,592	.25	.95	3.74	18
(.58)	8.44	(22.21)	6,670	.25	.92	2.92	108
(.52)	11.46	10.10	691	.25	1.36	2.62	93

(.27)	10.66	13.99	34,400	.50	1.07	2.69	48
(.29)	9.61	17.83	29,900	.50	1.18	3.35	18
(.55)	8.44	(22.37)	14,347	.50	1.18	4.86	108
(.49)	11.45	9.91	17,600	.50	1.61	2.78	93
(.25)	10.89	10.73	4,028	.50	3.15	2.27	71

(.32)	10.70	14.62	5,844	—	.57	3.41	48
(.33)	9.64	18.58	9,204	—	.70	3.99	18
(.60)	8.45	(22.02)	7,315	—	.67	3.75	108
(.54)	11.47	10.38	2,575	—	1.11	3.93	93
(.30)	10.91	11.35	1,360	—	2.69	2.73	71

(.28)	10.05	15.60	23,319	—	.70	2.56	44
(.24)	8.96	18.57	4,382	—	1.86	2.80	14
(.18)	7.80	(20.60)	153	—	13.08	1.85	13

(.26)	10.04	15.23	7,207	.25	1.00	2.63	44
(.22)	8.96	18.31	2,003	.25	2.52	2.92	14
(.17)	7.80	(20.68)	274	.25	10.64	1.75	13

(.24)	10.04	15.08	10,836	.50	1.26	2.40	44
(.21)	8.95	17.97	6,460	.50	2.56	2.72	14
(.15)	7.80	(20.81)	300	.50	10.45	1.56	13

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	123

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2020 Strategy Fund
Class A
October 31, 2010	9.42	.25	1.23	1.48	(.27)	—	—
October 31, 2009	8.20	.24	1.21	1.45	(.23)	—	—
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)	—
October 31, 2006	10.14	.23	1.11	1.34	(.24)	—	—
Class E
October 31, 2010	9.42	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.19	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)	—
October 31, 2006	10.14	.22	1.13	1.35	(.24)	—	—
Class R1
October 31, 2010	9.43	.28	1.22	1.50	(.29)	—	—
October 31, 2009	8.20	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)	—
October 31, 2006(7)	10.62	.09	.70	.79	(.16)	—	—
Class R2
October 31, 2010	9.41	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.18	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)	—
October 31, 2006(8)	10.82	.02	.50	.52	(.10)	—	—
Class R3(3)
October 31, 2010	9.40	.24	1.21	1.45	(.24)	—	—
October 31, 2009	8.17	.21	1.23	1.44	(.21)	—	—
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)	—
October 31, 2006	10.13	.18	1.14	1.32	(.22)	—	—
Class S
October 31, 2010	9.42	.30	1.21	1.51	(.29)	—	—
October 31, 2009	8.19	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)	—
October 31, 2006	10.14	.22	1.14	1.36	(.26)	—	—
2025 Strategy Fund
Class R1
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—	—
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—	—
October 31, 2008(12)	10.00	.10	(2.77)	(2.67)	(.10)	—	(.02)
Class R2
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—	—
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—	—
October 31, 2008(12)	10.00	.12	(2.82)	(2.70)	(.08)	—	(.02)
Class R3
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—	—
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—	—
October 31, 2008(12)	10.00	.09	(2.80)	(2.71)	(.07)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

124	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.27)	10.63	15.93	2,542	.25	.70	2.46	32
(.23)	9.42	18.10	1,484	.25	.82	2.91	15
(.65)	8.20	(29.99)	1,391	.25	.74	4.63	103
(.35)	12.42	13.83	2,016	.25	.86	2.93	44
(.24)	11.24	13.33	2,165	.25	2.38	2.12	47

(.27)	10.63	15.91	15,771	.25	.71	2.62	32
(.23)	9.42	18.26	11,769	.25	.82	2.83	15
(.65)	8.19	(30.07)	7,207	.25	.74	4.46	103
(.35)	12.42	13.79	9,498	.25	.86	2.44	44
(.24)	11.25	13.42	2,118	.25	1.95	2.12	47

(.29)	10.64	16.31	84,152	—	.45	2.84	32
(.25)	9.43	18.38	44,337	—	.56	3.00	15
(.68)	8.20	(29.80)	17,283	—	.49	4.53	103
(.38)	12.42	14.05	19,194	—	.61	2.02	44
(.16)	11.25	6.98	702	—	1.77	.80	47

(.27)	10.62	15.94	44,060	.25	.71	2.59	32
(.23)	9.41	18.26	26,236	.25	.82	2.94	15
(.66)	8.18	(30.07)	18,247	.25	.74	2.58	103
(.35)	12.41	13.81	4,135	.25	.86	2.20	44
(.10)	11.24	4.34	641	.25	1.62	.27	47

(.24)	10.61	15.66	90,563	.50	.96	2.41	32
(.21)	9.40	18.05	74,142	.50	1.06	2.52	15
(.63)	8.17	(30.24)	35,919	.50	.99	4.80	103
(.33)	12.39	13.50	44,038	.50	1.11	2.33	44
(.22)	11.23	13.14	9,355	.50	2.12	1.70	47

(.29)	10.64	16.30	15,600	—	.47	2.96	32
(.25)	9.42	18.53	19,494	—	.57	3.06	15
(.68)	8.19	(29.88)	12,960	—	.49	4.26	103
(.38)	12.42	14.16	10,021	—	.61	3.49	44
(.26)	11.24	13.59	5,953	—	1.63	2.15	47

(.22)	9.49	17.14	19,470	—	.72	2.30	26
(.14)	8.31	17.67	3,863	—	2.12	1.93	12
(.12)	7.21	(27.03)	226	—	6.19	1.04	113

(.20)	9.48	16.89	8,541	.25	1.01	2.27	26
(.12)	8.30	17.47	3,020	.25	2.58	1.80	12
(.10)	7.20	(27.25)	73	.25	8.56	1.31	113

(.18)	9.46	16.54	11,365	.50	1.24	1.87	26
(.11)	8.29	17.10	5,117	.50	2.82	1.66	12
(.09)	7.20	(27.32)	325	.50	7.71	.99	113

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	125

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2030 Strategy Fund
Class A
October 31, 2010	8.60	.17	1.32	1.49	(.17)	—	—
October 31, 2009	7.45	.10	1.14	1.24	(.09)	—	—
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)	—
October 31, 2006	10.19	.21	1.34	1.55	(.21)	—	—
Class E
October 31, 2010	8.56	.16	1.32	1.48	(.17)	—	—
October 31, 2009	7.46	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)	—
October 31, 2006	10.20	.18	1.37	1.55	(.21)	—	—
Class R1
October 31, 2010	8.57	.19	1.30	1.49	(.19)	—	—
October 31, 2009	7.46	.11	1.11	1.22	(.11)	—	—
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)	—
October 31, 2006(7)	10.75	.07	.86	.93	(.14)	—	—
Class R2
October 31, 2010	8.55	.16	1.31	1.47	(.17)	—	—
October 31, 2009	7.45	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)	—
October 31, 2006(8)	10.98	.02	.62	.64	(.09)	—	—
Class R3(3)
October 31, 2010	8.55	.14	1.31	1.45	(.15)	—	—
October 31, 2009	7.45	.08	1.10	1.18	(.08)	—	—
October 31, 2008	13.22	.48	(5.59)	(5.11)	(.44)	(.19)	(.03)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)	—
October 31, 2006	10.19	.16	1.38	1.54	(.19)	—	—
Class S
October 31, 2010	8.57	.18	1.31	1.49	(.19)	—	—
October 31, 2009	7.46	.12	1.09	1.22	(.11)	—	—
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)	—
October 31, 2006	10.20	.23	1.35	1.58	(.23)	—	—
2035 Strategy Fund
Class R1
October 31, 2010	7.92	.16	1.22	1.38	(.17)	—	—
October 31, 2009	6.86	.11	1.03	1.14	(.08)	—	—
October 31, 2008(12)	10.00	.07	(3.11)	(3.04)	(.07)	—	(.03)
Class R2
October 31, 2010	7.92	.14	1.21	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(12)	10.00	.08	(3.13)	(3.05)	(.06)	—	(.02)
Class R3
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.03	1.09	(.05)	—	—
October 31, 2008(12)	10.00	.06	(3.12)	(3.06)	(.05)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

126	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.17)	9.92	17.51	1,603	.25	.74	1.93	25
(.09)	8.60	16.92	1,791	.25	.86	1.43	9
(.69)	7.45	(40.22)	2,069	.25	.77	4.66	86
(.38)	13.23	18.51	3,739	.25	.98	2.51	31
(.21)	11.53	15.38	2,854	.25	2.38	1.93	104

(.17)	9.87	17.48	14,733	.25	.73	1.77	25
(.09)	8.56	16.24	10,639	.25	.85	1.36	9
(.69)	7.46	(40.14)	7,847	.25	.77	4.25	86
(.39)	13.23	18.42	10,490	.25	.98	1.88	31
(.21)	11.54	15.35	4,616	.25	2.15	1.72	104

(.19)	9.87	17.63	53,702	—	.48	1.98	25
(.11)	8.57	16.65	31,322	—	.59	1.49	9
(.72)	7.46	(40.03)	10,413	—	.52	4.14	86
(.42)	13.24	18.80	8,582	—	.73	1.21	31
(.14)	11.54	8.22	347	—	2.07	.65	104

(.17)	9.85	17.39	39,163	.25	.73	2.05	25
(.09)	8.55	16.26	23,534	.25	.85	1.41	9
(.69)	7.45	(40.15)	14,938	.25	.77	1.56	86
(.39)	13.22	18.46	3,359	.25	.98	1.26	31
(.09)	11.53	5.40	633	.25	1.79	.18	104

(.15)	9.85	17.09	72,164	.50	.98	1.72	25
(.08)	8.55	16.03	56,115	.50	1.10	1.03	9
(.66)	7.45	(40.33)	26,547	.50	1.02	4.49	86
(.36)	13.22	18.08	29,200	.50	1.23	1.39	31
(.19)	11.54	15.22	8,249	.50	2.33	1.42	104

(.19)	9.87	17.77	19,124	—	.48	1.52	25
(.11)	8.57	16.51	15,945	—	.60	1.57	9
(.72)	7.46	(40.02)	10,494	—	.52	3.66	86
(.42)	13.24	18.70	7,923	—	.73	2.32	31
(.23)	11.55	15.70	2,513	—	1.85	2.13	104

(.17)	9.13	17.61	7,252	—	1.03	1.87	19
(.08)	7.92	17.01	1,927	—	3.59	1.49	13
(.10)	6.86	(30.73)	428	—	6.44	.70	90

(.15)	9.12	17.22	6,021	.25	1.30	1.64	19
(.07)	7.92	16.79	1,738	.25	3.63	1.06	13
(.08)	6.87	(30.84)	73	.25	8.66	.86	90

(.13)	9.11	16.98	6,728	.50	1.54	1.22	19
(.05)	7.91	16.43	2,877	.50	3.83	.86	13
(.07)	6.87	(30.93)	124	.50	8.56	.69	90

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	127

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain	$ Return of Capital
2040 Strategy Fund
Class A
October 31, 2010	8.61	.16		1.31		1.47	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.44	.60	(h)	(5.86	)(h)	(5.26)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.31		1.86		2.17	(.31)		(.13)	—
October 31, 2006	10.23	.19		1.48		1.67	(.19)		—	—
Class E
October 31, 2010	8.62	.16		1.31		1.47	(.17)		—	—
October 31, 2009	7.50	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.48	(h)	(5.75	)(h)	(5.27)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.72	.24		1.94		2.18	(.31)		(.13)	—
October 31, 2006	10.24	.17		1.50		1.67	(.19)		—	—
Class R1
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.11		1.12		1.23	(.11)		—	—
October 31, 2008	13.46	.38	(h)	(5.62	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.12		2.08		2.20	(.34)		(.13)	—
October 31, 2006(7)	10.89	.06		.90		.96	(.12)		—	—
Class R2
October 31, 2010	8.61	.15		1.31		1.46	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.15	(h)	(5.42	)(h)	(5.27)	(.47	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.28		1.90		2.18	(.30)		(.13)	—
October 31, 2006(1)	11.14	.09		.59		.68	(.11)		—	—
Class R3(3)
October 31, 2010	8.60	.14		1.30		1.44	(.14)		—	—
October 31, 2009	7.48	.08		1.12		1.20	(.08)		—	—
October 31, 2008	13.43	.53	(h)	(5.81	)(h)	(5.28)	(.44	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.12		2.02		2.14	(.29)		(.13)	—
October 31, 2006	10.24	.14		1.50		1.64	(.17)		—	—
Class S
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.12		1.11		1.23	(.11)		—	—
October 31, 2008	13.46	.40	(h)	(5.64	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.26		1.94		2.20	(.34)		(.13)	—
October 31, 2006	10.24	.22		1.49		1.71	(.22)		—	—
2045 Strategy Fund
Class R1
October 31, 2010	7.93	.17		1.20		1.37	(.17)		—	—
October 31, 2009	6.87	.10		1.05		1.15	(.09)		—	—
October 31, 2008(12)	10.00	.07		(3.10)		(3.03)	(.06)		—	(.04)
Class R2
October 31, 2010	7.92	.13		1.22		1.35	(.15)		—	—
October 31, 2009	6.87	.07		1.05		1.12	(.07)		—	—
October 31, 2008(12)	10.00	.07		(3.11)		(3.04)	(.06)		—	(.03)
Class R3
October 31, 2010	7.91	.10		1.23		1.33	(.13)		—	—
October 31, 2009	6.87	.06		1.04		1.10	(.06)		—	—
October 31, 2008(12)	10.00	.06		(3.12)		(3.06)	(.04)		—	(.03)

See accompanying notes which are an integral part of the financial statements.

128	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)		% Portfolio Turnover Rate(c)

(.16)	9.92	17.29	902	.25	.76	1.79		19
(.09)	8.61	16.44	877	.25	.91	1.41		8
(.69)	7.49	(40.84)	944	.25	.84	5.46	(h)	96
(.44)	13.44	19.04	2,363	.25	1.14	2.49		22
(.19)	11.71	16.49	1,886	.25	2.64	1.72		88

(.17)	9.92	17.18	16,638	.25	.75	1.77		19
(.09)	8.62	16.44	7,070	.25	.90	1.33		8
(.69)	7.50	(40.85)	4,523	.25	.85	4.41	(h)	96
(.44)	13.46	19.12	6,353	.25	1.14	1.96		22
(.19)	11.72	16.48	3,096	.25	2.30	1.55		88

(.19)	9.93	17.57	36,998	—	.49	1.94		19
(.11)	8.62	16.71	19,892	—	.63	1.47		8
(.72)	7.50	(40.69)	4,824	—	.60	3.63	(h)	96
(.47)	13.46	19.31	2,935	—	.89	.99		22
(.12)	11.73	8.47	93	—	2.27	.56		88

(.16)	9.91	17.19	32,308	.25	.75	1.67		19
(.09)	8.61	16.46	20,226	.25	.90	1.39		8
(.70)	7.49	(40.91)	9,936	.25	.85	1.40	(h)	96
(.43)	13.46	19.11	2,061	.25	1.14	2.28		22
(.11)	11.71	6.11	1,256	.25	2.16	.86		88

(.14)	9.90	16.92	53,208	.50	1.00	1.48		19
(.08)	8.60	16.23	42,544	.50	1.15	1.04		8
(.67)	7.48	(41.02)	22,913	.50	1.10	4.91	(h)	96
(.42)	13.43	18.75	29,700	.50	1.39	.96		22
(.17)	11.71	16.11	5,506	.50	2.48	1.25		88

(.19)	9.93	17.57	17,541	—	.50	1.94		19
(.11)	8.62	16.71	13,004	—	.65	1.56		8
(.72)	7.50	(40.69)	7,249	—	.61	3.82	(h)	96
(.47)	13.46	19.30	4,410	—	.89	2.07		22
(.22)	11.73	16.84	1,666	—	1.97	2.00		88

(.17)	9.13	17.47	2,347	—	1.58	2.02		31
(.09)	7.93	17.10	2,053	—	4.28	1.48		20
(.10)	6.87	(30.60)	660	—	6.27	.72		34

(.15)	9.12	17.23	6,692	.25	1.79	1.53		31
(.07)	7.92	16.73	2,220	.25	4.48	1.02		20
(.09)	6.87	(30.71)	70	.25	8.21	.74		34

(.13)	9.11	17.00	2,147	.50	2.03	1.13		31
(.06)	7.91	16.36	702	.50	4.81	.88		20
(.07)	6.87	(30.82)	72	.50	8.43	.60		34

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	129

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2050 Strategy Fund
Class R1
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)	—
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—	—
October 31, 2008(12)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)	—
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—	—
October 31, 2008(12)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)	—
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—	—
October 31, 2008(12)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)
In Retirement Fund
Class R1
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—	—
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—	—
October 31, 2008(12)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—	—
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—	—
October 31, 2008(12)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—	—
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—	—
October 31, 2008(12)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

130	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.19)	9.22	17.46	2,454	—	.93	1.58	28
(.10)	8.03	17.32	490	—	2.39	1.41	20
(.12)	6.98	(29.54)	71	—	21.57	.90	6

(.17)	9.21	17.20	15,616	.25	1.21	1.62	28
(.09)	8.02	16.95	8,959	.25	1.95	1.28	20
(.11)	6.98	(29.65)	71	.25	21.83	.76	6

(.15)	9.21	16.94	3,693	.50	1.45	1.23	28
(.07)	8.02	16.66	1,436	.50	2.34	.77	20
(.09)	6.99	(29.77)	71	.50	22.08	.61	6

(.30)	10.28	14.43	736	—	2.13	2.80	52
(.29)	9.27	18.68	196	—	4.67	3.86	26
(.26)	8.12	(16.82)	84	—	20.48	2.58	11

(.28)	10.28	14.16	3,809	.25	2.47	2.86	52
(.27)	9.27	18.43	2,356	.25	3.98	3.77	26
(.25)	8.12	(16.95)	83	.25	20.73	2.43	11

(.26)	10.27	13.88	1,426	.50	2.71	2.39	52
(.26)	9.26	18.09	758	.50	4.83	3.24	26
(.23)	8.12	(17.08)	85	.50	20.94	2.28	11

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	131

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights — October 31, 2010

(1)	For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(2)	For the period March 29, 2006 (commencement of operations) to October 31, 2006.
(3)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(4)	For the period April 3, 2006 (commencement of operations) to October 31, 2006.
(5)	For the period May 19, 2006 (commencement of operations) to October 31, 2006.
(6)	For the period June 6, 2006 (commencement of operations) to October 31, 2006.
(7)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(8)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(9)	For the period October 3, 2006 (commencement of operations) to October 31, 2006.
(10)	For the period November 10, 2006 (commencement of operations) to October 31, 2007.
(11)	For the period December 29, 2006 (commencement of operations) to October 31, 2007.
(12)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by RIMCo (“Russell Investment Management Company”) and/or RFSC (“Russell Fund Services Company”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h)	Amounts include reclassification between income and return of capital.

See accompanying notes which are an integral part of the financial statements.

132	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2010

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008. (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds

The Funds seek to achieve their objective by investing in shares of certain of the Investment Company’s Funds (the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”) is the Funds’ adviser and may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Any modification in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of October 1, 2010*
Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Bond Funds
Russell Global Credit Strategies Fund	2%	2%	3%	4%	5%
Russell Investment Grade Bond Fund	20	20	—	—	—
Russell Short Duration Bond Fund	18	—	—	—	—
Russell Strategic Bond Fund	38	36	35	15	—
Domestic Equity Funds
Russell U.S. Core Equity Fund	3	5	10	12	15
Russell U.S. Quantitative Equity Fund	3	6	9	11	14
Russell U.S. Small & Mid Cap Fund	—	2	4	6	7
International Equity Funds
Russell Emerging Markets Fund	—	3	4	5	7
Russell Global Equity Fund	5	8	10	14	14
Russell International Developed Markets Fund	5	9	15	19	23
Real Asset Funds
Russell Commodity Strategies Fund	2	3	4	6	6
Russell Global Infrastructure Fund	2	3	3	4	4
Russell Global Real Estate Securities Fund	2	3	3	4	5

	100%	100%	100%	100%	100%

*	Prospectus dated March 1, 2010, as supplemented through October 1, 2010

Target Date Funds

Each of the Target Date Funds listed in the table below seeks to achieve its objective by investing in shares of certain of the Underlying Funds. The allocation of these Funds’ assets to the Underlying Funds in which they invest will become more conservative over time, excluding the 2010 Strategy Fund and the In Retirement Fund. At approximately the target year, the target allocations of each Fund to the Underlying Funds will be fixed at 68% exposure to the fixed income Underlying Funds, 26% exposure to domestic and international equity Underlying Funds and 6% to the real asset Underlying Funds. This means 32% of the investment will be exposed to the equity and real asset Underlying Funds, and the risks of such exposure, while in retirement. Once a Fund (other than the In Retirement Fund) reaches its target year it may, depending on the facts and circumstances at the time and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Fund may also invest in other RIC Underlying Funds. Any modification in the asset allocation or changes to the Underlying Funds will be based on

Notes to Financial Statements	133

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of October 1, 2010*
Underlying Funds	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

Bond Funds
Russell Investment Grade Bond Fund	20%	18%	8%	—%	—%
Russell Short Duration Bond Fund	8	—	—	—	—
Russell Strategic Bond Fund	40	40	40	33	13
Domestic Equity Funds
Russell U.S. Core Equity Fund	5	8	10	13	18
Russell U.S. Quantitative Equity Fund	6	8	10	13	17
Russell U.S. Small & Mid Cap Fund	2	3	4	5	6
International Equity Funds
Russell Emerging Markets Fund	1	2	3	3	4
Russell Global Equity Fund	5	6	7	9	11
Russell International Developed Markets Fund	7	9	12	16	20
Real Asset Funds
Russell Commodity Strategies Fund	3	3	3	5	6
Russell Global Real Estate Securities Fund	3	3	3	3	5

	100%	100%	100%	100%	100%

	Asset Allocation Targets as of October 1, 2010*
Underlying Funds	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Bond Funds
Russell Investment Grade Bond Fund	—%	—%	—%	—%	20%
Russell Short Duration Bond Fund	—	—	—	—	8
Russell Strategic Bond Fund	10	10	10	10	40
Domestic Equity Funds
Russell U.S. Core Equity Fund	18	18	18	18	5
Russell U.S. Quantitative Equity Fund	17	17	17	17	6
Russell U.S. Small & Mid Cap Fund	7	7	7	7	2
International Equity Funds
Russell Emerging Markets Fund	5	5	5	5	1
Russell Global Equity Fund	11	11	11	11	5
Russell International Developed Markets Fund	21	21	21	21	7
Real Asset Funds
Russell Commodity Strategies Fund	6	6	6	6	3
Russell Global Real Estate Securities Fund	5	5	5	5	3

	100%	100%	100%	100%	100%

*	Prospectus dated March 1, 2010, as supplemented through October 1, 2010

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent a Fund or Underlying Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, The Fund’s or Underlying Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund or Underlying Fund were a diversified fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

134	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments

•	Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments

The levels associated with valuing the Funds’ investments for the period ended October 31, 2010 were level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value shareholders transact at. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2010, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2007 through October 31, 2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment

Notes to Financial Statements	135

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income (loss), and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to the credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended October 31, 2010, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$350,448,248	$232,184,808
Moderate Strategy Fund	509,953,885	499,329,483
Balanced Strategy Fund	1,051,054,915	1,258,931,910
Growth Strategy Fund	888,180,428	1,103,720,111
Equity Growth Strategy Fund	382,076,805	554,445,349
2010 Strategy Fund	46,518,390	38,916,777
2015 Strategy Fund	36,731,501	11,692,960
2020 Strategy Fund	117,743,777	68,865,234
2025 Strategy Fund	30,338,779	6,673,911
2030 Strategy Fund	79,594,763	42,946,856
2035 Strategy Fund	14,220,749	2,654,509
2040 Strategy Fund	59,913,330	24,803,336
2045 Strategy Fund	7,542,801	2,427,888
2050 Strategy Fund	12,947,965	4,415,143
In Retirement Fund	4,690,615	2,564,440

136	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2010.

	Advisory	Administrative

Conservative Strategy Fund	$1,211,038	$302,760
Moderate Strategy Fund	2,072,608	518,152
Balanced Strategy Fund	8,655,104	2,163,776
Growth Strategy Fund	5,856,874	1,464,218
Equity Growth Strategy Fund	2,714,898	678,724
2010 Strategy Fund†	148,475	37,119
2015 Strategy Fund†	46,121	11,530
2020 Strategy Fund†	387,216	96,804
2025 Strategy Fund†	45,459	11,365
2030 Strategy Fund†	309,914	77,479
2035 Strategy Fund†	24,591	6,148
2040 Strategy Fund†	238,094	59,524
2045 Strategy Fund†	13,964	3,491
2050 Strategy Fund†	28,678	7,170
In Retirement Fund†	9,323	2,331

†	Effective October 1, 2010, the Funds’ Advisory, Administrative and Transfer Agency contracts have been amended to reduce the fees payable under each contract to 0.00% and RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds or extraordinary expenses.

RFSC serves as the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2010, were as follows:

Amount

Conservative Strategy Fund	$1,090,105
Moderate Strategy Fund	1,864,946
Balanced Strategy Fund	7,785,490
Growth Strategy Fund	5,268,347
Equity Growth Strategy Fund	2,441,556
2010 Strategy Fund	133,730
2015 Strategy Fund	41,689
2020 Strategy Fund	348,915
2025 Strategy Fund	40,090
2030 Strategy Fund	277,177
2035 Strategy Fund	22,221
2040 Strategy Fund	214,526
2045 Strategy Fund	12,605
2050 Strategy Fund	25,868
In Retirement Fund	8,410

Waivers and Reimbursements

Target Portfolio Funds

Effective October 1, 2010, RFSC has contractually agreed to waive, until February 28, 2012, its transfer agency fees for Class R1, R2 and R3 Shares.

For each Fund individually, RIMCo has contractually agreed, until February 28, 2010, to waive up to the full amount of its 0.20% advisory fee and then reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceeded 0.09% of the average daily net assets of the Fund on an annual basis.

Effective March 1, 2010, RIMCo had contractually agreed, until February 28, 2011, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses

Notes to Financial Statements	137

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

exceeded 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Target Date Funds

Through September 30, 2010, RIMCo waived its advisory fee and RFSC waived its administration and its transfer agency fees. In addition, RIMCo reimbursed all other operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds or extraordinary expenses.

As of October 31, 2010, RIMCo and RFSC waived/reimbursed the following expenses:

	RIMCo Waiver	RFSC Waiver	RIMCo / RFSC Reimbursement	Total

Conservative Strategy Fund	$1,108,668	$35,480	$4,126	$1,148,274
Moderate Strategy Fund	1,790,154	48,740	—	1,838,894
Balanced Strategy Fund	6,860,344	147,690	—	7,008,034
Growth Strategy Fund	4,906,442	106,154	—	5,012,596
Equity Growth Strategy Fund	2,374,993	51,849	—	2,426,842
2010 Strategy Fund	148,475	170,849	142,551	461,875
2015 Strategy Fund	46,121	53,219	94,030	193,370
2020 Strategy Fund	387,217	445,719	154,101	987,037
2025 Strategy Fund	46,459	52,455	93,787	192,701
2030 Strategy Fund	309,914	356,656	158,787	825,357
2035 Strategy Fund	24,591	28,368	91,790	144,749
2040 Strategy Fund	238,094	274,049	148,973	661,116
2045 Strategy Fund	13,964	16,095	92,360	122,419
2050 Strategy Fund	28,679	33,037	93,131	154,847
In Retirement Fund	9,323	10,740	93,958	114,021

Effective October 1, 2010, the Funds’ Advisory, Administrative and Transfer Agency contracts have been amended to reduce the fees payable under each contract to 0.00% and RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds or extraordinary expenses.

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for RIC pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the distribution plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

138	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

For the period ended October 31, 2010, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Conservative Strategy Fund	$211
Moderate Strategy Fund	581
Balanced Strategy Fund	69,291
Growth Strategy Fund	1,545

For the period ended October 31, 2010, the sales commissions paid to the selling agents for the sale of Class A shares were as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges R etained by Distributor

Conservative Strategy Fund	$587,440	$99,234
Moderate Strategy Fund	844,350	145,523
Balanced Strategy Fund	3,450,954	585,050
Growth Strategy Fund	2,534,450	408,575
Equity Growth Strategy Fund	632,683	101,610
2020 Strategy Fund	418	92
2030 Strategy Fund	569	72
2040 Strategy Fund	872	114

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2010 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Advisory fees	8,907	24,864	286,734	144,093	74,403
Administration fees	29,443	47,012	189,555	127,252	57,733
Distribution fees	178,724	284,520	1,284,863	827,479	420,319
Shareholder servicing fees	102,090	153,702	574,363	390,853	185,289
Transfer agent fees	70,515	120,504	534,710	351,954	155,885
Trustee fees	1,395	2,220	8,884	5,900	2,684

	$391,074	$632,822	$2,879,109	$1,847,531	$896,313

	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund
Advisory fees	—	—	41	—	15
Administration fees	—	—	—	—	—
Distribution fees	7,419	2,274	19,631	2,405	15,636
Shareholder servicing fees	12,188	3,750	31,822	4,173	26,687
Transfer agent fees	143	66	399	61	365
Trustee fees	—	—	—	—	—

	$19,750	$6,090	$51,893	$6,639	$42,703

Notes to Financial Statements	139

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Advisory fees	—	—	—	—	—
Administration fees	—	—	—	—	—
Distribution fees	1,401	11,428	443	762	299
Shareholder servicing fees	2,637	21,502	1,811	3,995	1,104
Transfer agent fees	32	275	19	25	5
Trustee fees	—	—	—	—	—

	$4,070	$33,205	$2,273	$4,782	$1,408

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000.

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2010 with Underlying Funds which are, or were, an affiliated company are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

Conservative Strategy Fund
Russell U.S. Core Equity Fund	$20,907,363	$9,981,510	$22,577,609	$697,003	$238,074
Russell U.S. Quantitative Equity Fund	20,906,488	10,081,443	18,067,671	196,464	352,652
Russell International Developed Markets Fund	34,840,872	19,149,599	8,351,045	(713,302)	769,174
Russell Global Equity Fund	34,840,436	27,293,685	7,673,122	(360,435)	153,906
Russell Global Credit Strategies Fund	13,937,933	13,990,716	176,691	606	—
Russell Strategic Bond Fund	264,796,028	67,215,581	142,088,089	(1,735,565)	12,119,666
Russell Investment Grade Bond Fund	139,366,826	136,206,872	3,877,227	18,234	2,022,026
Russell Commodity Strategies Fund	13,941,923	13,627,535	1,647,788	126,015	—
Russell Global Infrastructure Fund	13,938,243	13,975,711	595,178	18,750	—
Russell Global Real Estate Securities Fund	13,878,662	5,316,625	10,741,466	860,671	443,357
Russell Short Duration Bond Fund	125,430,357	33,608,971	17,100,467	180,014	3,686,068

	$696,785,131	$350,448,248	$232,896,353	$(711,545)	$19,784,923

Moderate Strategy Fund
Russell U.S. Core Equity Fund	$54,903,563	$11,779,737	$69,747,145	$(7,463,311)	$770,248
Russell U.S. Quantitative Equity Fund	65,879,668	12,000,924	61,003,305	(10,101,231)	1,199,204
Russell U.S. Small & Mid Cap Fund	21,967,854	5,284,708	22,802,989	(4,839,137)	186,600
Russell International Developed Markets Fund	98,817,098	26,465,006	25,208,028	(4,247,282)	3,148,907
Russell Global Equity Fund	87,829,348	59,727,178	11,054,588	(798,443)	422,609
Russell Emerging Markets Fund	32,921,849	14,462,578	6,101,166	(219,150)	554,729
Russell Global Credit Strategies Fund	21,962,292	22,350,884	584,349	2,633	—
Russell Strategic Bond Fund	395,237,450	62,236,523	297,546,398	(663,081)	21,131,224
Russell Investment Grade Bond Fund	219,581,501	225,572,960	17,459,295	225,337	3,376,984
Russell Commodity Strategies Fund	32,954,466	31,482,696	3,190,379	335,608	—
Russell Global Infrastructure Fund	32,950,395	33,610,934	1,986,068	60,992	—
Russell Global Real Estate Securities Fund	32,736,267	4,979,757	10,509,206	(156,368)	945,763

	$1,097,741,751	$509,953,885	$527,192,916	$(27,863,433)	$31,736,268

140	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

Balanced Strategy Fund
Russell U.S. Core Equity Fund	$449,211,321	$17,584,953	$333,116,371	$(67,732,823)	$5,341,222
Russell U.S. Quantitative Equity Fund	404,079,001	19,185,618	397,315,902	(92,806,824)	7,721,537
Russell U.S. Small & Mid Cap Fund	179,835,612	9,722,276	43,823,225	(11,122,269)	1,070,540
Russell International Developed Markets Fund	669,148,514	111,110,230	87,925,200	(15,615,220)	20,979,266
Russell Global Equity Fund	448,253,899	266,085,084	41,167,976	(5,773,104)	2,444,416
Russell Emerging Markets Fund	177,649,684	45,437,727	26,131,883	(1,371,316)	3,637,164
Russell Global Credit Strategies Fund	134,665,313	134,298,118	824,838	1,840	—
Russell Strategic Bond Fund	1,570,189,587	134,336,971	339,485,306	20,422,377	74,069,940
Russell Commodity Strategies Fund	179,834,852	165,666,175	11,301,495	1,088,664	—
Russell Global Infrastructure Fund	134,741,513	132,348,294	3,037,844	91,550	—
Russell Global Real Estate Securities Fund	132,931,486	15,279,469	168,161,360	(20,542,365)	5,179,434

	$4,480,540,782	$1,051,054,915	$1,452,291,400	$(193,359,490)	$120,443,519

Growth Strategy Fund
Russell U.S. Core Equity Fund	$364,283,891	$10,337,672	$399,202,207	$(90,995,040)	$4,826,967
Russell U.S. Quantitative Equity Fund	333,730,082	10,979,411	415,996,230	(111,633,309)	6,681,875
Russell U.S. Small & Mid Cap Fund	182,299,717	8,313,204	43,405,707	(10,993,358)	1,095,485
Russell International Developed Markets Fund	572,453,802	117,461,154	88,532,979	(20,268,693)	17,461,771
Russell Global Equity Fund	423,784,063	238,229,419	35,335,231	(5,501,204)	2,503,003
Russell Emerging Markets Fund	149,978,026	34,402,202	26,797,375	(1,668,127)	3,284,902
Russell Global Credit Strategies Fund	121,379,491	121,062,886	752,452	1,490	—
Russell Strategic Bond Fund	454,808,172	55,242,845	213,739,312	5,025,587	24,753,670
Russell Commodity Strategies Fund	182,446,213	165,997,409	9,344,343	564,325	—
Russell Global Infrastructure Fund	121,501,860	118,197,019	1,571,070	32,693	—
Russell Global Real Estate Securities Fund	119,667,411	7,957,207	138,505,697	(34,026,856)	4,345,949

	$3,026,332,728	$888,180,428	$1,373,182,603	$(269,462,492)	$64,953,622

Equity Growth Strategy Fund
Russell U.S. Core Equity Fund	$205,563,067	$5,154,775	$240,475,423	$(53,032,940)	$2,788,435
Russell U.S. Quantitative Equity Fund	191,787,120	7,183,917	256,063,279	(68,198,676)	3,953,853
Russell U.S. Small & Mid Cap Fund	96,050,499	3,216,802	28,613,464	(7,510,592)	600,597
Russell International Developed Markets Fund	313,945,558	31,522,060	60,832,983	(13,872,089)	11,062,033
Russell Global Equity Fund	191,560,736	98,899,029	28,442,609	(3,170,681)	1,365,205
Russell Emerging Markets Fund	95,178,244	31,597,783	19,497,346	(983,048)	1,908,117
Russell Global Credit Strategies Fund	68,459,086	68,485,958	632,286	75	—
Russell Commodity Strategies Fund	82,386,885	76,804,858	5,940,792	363,241	—
Russell Global Infrastructure Fund	54,886,605	54,348,351	1,645,941	48,548	—
Russell Global Real Estate Securities Fund	67,650,363	4,863,272	78,772,037	(20,114,649)	2,534,201

	$1,367,468,163	$382,076,805	$720,916,160	$(166,470,811)	$24,212,441

2010 Strategy Fund
Russell U.S. Core Equity Fund	$4,897,607	$1,863,176	$4,438,363	$(442,176)	$52,994
Russell U.S. Quantitative Equity Fund	5,260,392	2,050,090	4,096,560	(292,499)	82,389
Russell U.S. Small & Mid Cap Fund	1,632,536	630,097	873,985	9,150	10,183
Russell International Developed Markets Fund	6,348,749	2,777,507	2,478,803	(48,831)	206,197
Russell Global Equity Fund	5,079,000	3,799,575	1,408,944	(38,245)	29,777
Russell Emerging Markets Fund	1,088,357	407,260	603,089	(27,839)	30,301
Russell Strategic Bond Fund	36,278,569	9,885,702	22,118,536	(222,784)	1,675,344
Russell Investment Grade Bond Fund	18,139,284	18,347,469	1,147,578	8,186	270,759
Russell Commodity Strategies Fund	2,358,107	2,295,151	271,568	24,866	—
Russell Short Duration Bond Fund	7,255,714	3,431,002	918,507	2,171	189,499
Russell Global Real Estate Securities Fund	2,358,107	1,031,361	1,750,435	(161,590)	69,667

	$90,696,422	$46,518,390	$40,106,368	$(1,189,591)	$2,617,110

Notes to Financial Statements	141

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2015 Strategy Fund
Russell U.S. Core Equity Fund	$3,103,384	$2,682,546	$1,317,028	$(14,996)	$21,542
Russell U.S. Quantitative Equity Fund	3,102,495	2,749,462	1,354,565	(34,000)	33,113
Russell U.S. Small & Mid Cap Fund	1,288,039	980,018	299,017	2,692	3,474
Russell International Developed Markets Fund	3,927,754	3,201,498	922,977	(15,112)	62,040
Russell Global Equity Fund	2,563,125	2,219,720	370,759	(2,575)	7,974
Russell Emerging Markets Fund	867,797	666,671	224,749	6,782	10,720
Russell Strategic Bond Fund	16,544,822	14,482,095	6,208,258	90,071	477,360
Russell Investment Grade Bond Fund	7,446,591	7,570,055	444,287	2,206	84,772
Russell Commodity Strategies Fund	1,300,444	1,203,075	84,616	2,785	—
Russell Global Real Estate Securities Fund	1,236,865	976,361	413,478	15,373	23,734

	$41,381,316	$36,731,501	$11,639,734	$53,226	$724,729

2020 Strategy Fund
Russell U.S. Core Equity Fund	$25,277,656	$7,631,954	$10,412,107	$(792,214)	$238,076
Russell U.S. Quantitative Equity Fund	25,267,700	7,281,741	9,591,117	(550,586)	356,614
Russell U.S. Small & Mid Cap Fund	9,102,074	2,751,929	1,838,630	74,795	45,336
Russell International Developed Markets Fund	30,351,003	11,651,619	5,255,172	570,747	881,921
Russell Global Equity Fund	18,201,834	11,577,155	2,152,342	3,782	104,058
Russell Emerging Markets Fund	6,572,599	1,974,581	1,466,442	12,061	150,127
Russell Strategic Bond Fund	101,105,638	43,161,290	31,618,178	(222,627)	3,888,874
Russell Investment Grade Bond Fund	20,220,792	20,591,241	1,371,011	17,183	288,663
Russell Commodity Strategies Fund	9,107,819	8,407,103	589,135	38,094	—
Russell Global Real Estate Securities Fund	7,552,572	2,715,164	6,764,501	(1,344,736)	233,495

	$252,759,687	$117,743,777	$71,058,635	$(2,193,401)	$6,187,164

2025 Strategy Fund
Russell U.S. Core Equity Fund	$5,291,660	$3,948,838	$1,381,271	$(33,318)	$37,835
Russell U.S. Quantitative Equity Fund	5,143,370	4,001,708	1,403,975	(35,066)	56,049
Russell U.S. Small & Mid Cap Fund	1,869,309	1,281,528	302,414	2,598	5,864
Russell International Developed Markets Fund	6,201,477	4,591,402	780,004	(37,286)	104,332
Russell Global Equity Fund	3,437,786	2,731,259	277,987	(2,618)	13,493
Russell Emerging Markets Fund	1,318,543	891,199	211,923	(511)	18,552
Russell Strategic Bond Fund	12,959,687	10,064,603	1,535,214	7,008	349,402
Russell Commodity Strategies Fund	1,872,162	1,676,414	63,226	1,340	—
Russell Global Real Estate Securities Fund	1,308,732	1,151,828	778,553	37,197	31,607

	$39,402,726	$30,338,779	$6,734,567	$(60,656)	$617,134

2030 Strategy Fund
Russell U.S. Core Equity Fund	$34,897,044	$9,474,095	$12,220,595	$(1,487,714)	$325,452
Russell U.S. Quantitative Equity Fund	33,593,419	8,944,039	13,024,404	(1,750,198)	472,463
Russell U.S. Small & Mid Cap Fund	12,735,415	3,267,661	2,029,194	(82,241)	62,191
Russell International Developed Markets Fund	40,913,776	15,548,059	5,477,378	(68,911)	1,083,897
Russell Global Equity Fund	22,161,629	12,288,972	1,920,498	(109,390)	141,772
Russell Emerging Markets Fund	8,724,261	2,334,746	1,493,272	(10)	192,655
Russell Strategic Bond Fund	26,072,504	14,006,536	4,339,258	30,500	905,916
Russell Commodity Strategies Fund	12,033,463	11,132,515	797,326	33,913	—
Russell Global Real Estate Securities Fund	9,426,213	2,598,140	6,606,941	(1,527,959)	279,359

	$200,557,724	$79,594,763	$47,908,866	$(4,962,010)	$3,463,705

2035 Strategy Fund
Russell U.S. Core Equity Fund	$3,603,565	$2,529,578	$794,850	$(59,451)	$27,777
Russell U.S. Quantitative Equity Fund	3,503,073	2,549,331	855,589	(47,296)	40,788
Russell U.S. Small & Mid Cap Fund	1,304,686	749,251	63,232	2,421	4,284
Russell International Developed Markets Fund	4,201,218	2,746,652	119,693	1,800	75,525
Russell Global Equity Fund	2,300,746	1,688,488	42,241	630	9,844
Russell Emerging Markets Fund	900,372	514,149	49,127	944	13,355
Russell Strategic Bond Fund	2,001,511	1,620,441	411,646	3,469	58,829
Russell Commodity Strategies Fund	1,212,135	1,084,349	34,482	813	—
Russell Global Real Estate Securities Fund	999,145	738,510	378,701	1,618	23,760

	$20,026,451	$14,220,749	$2,749,561	$(95,052)	$254,162

142	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2040 Strategy Fund
Russell U.S. Core Equity Fund	$28,362,329	$7,975,761	$7,734,380	$(1,037,417)	$258,482
Russell U.S. Quantitative Equity Fund	27,556,591	8,166,582	8,767,788	(1,302,570)	377,316
Russell U.S. Small & Mid Cap Fund	10,262,640	2,745,804	1,121,211	(34,183)	48,838
Russell International Developed Markets Fund	33,176,349	11,799,784	1,524,252	113,077	848,877
Russell Global Equity Fund	18,133,286	9,809,091	529,494	(1,865)	110,856
Russell Emerging Markets Fund	7,079,170	1,941,237	784,640	20,856	150,753
Russell Strategic Bond Fund	15,770,636	6,642,652	2,719,879	7,187	572,353
Russell Commodity Strategies Fund	9,471,080	8,516,383	375,291	13,994	—
Russell Global Real Estate Securities Fund	7,834,844	2,316,036	4,496,189	(1,028,867)	224,178

	$157,646,925	$59,913,330	$28,053,124	$(3,249,788)	$2,591,653

2045 Strategy Fund
Russell U.S. Core Equity Fund	$2,017,983	$1,338,306	$714,593	$(67,394)	$15,505
Russell U.S. Quantitative Equity Fund	1,961,928	1,340,213	740,442	(61,428)	22,783
Russell U.S. Small & Mid Cap Fund	728,716	410,854	121,417	(3,640)	2,423
Russell International Developed Markets Fund	2,354,313	1,464,706	263,137	587	42,483
Russell Global Equity Fund	1,289,267	928,006	98,192	(4,376)	5,545
Russell Emerging Markets Fund	504,496	274,105	76,015	(1,245)	7,553
Russell Strategic Bond Fund	1,121,102	797,136	256,318	949	33,592
Russell Commodity Strategies Fund	672,661	597,361	15,092	118	—
Russell Global Real Estate Securities Fund	560,551	392,114	281,803	(2,692)	13,236

	$11,211,017	$7,542,801	$2,567,009	$(139,121)	$143,120

2050 Strategy Fund
Russell U.S. Core Equity Fund	$3,922,163	$2,123,331	$1,151,675	$(45,206)	$31,191
Russell U.S. Quantitative Equity Fund	3,813,215	2,138,445	1,212,458	(32,682)	45,795
Russell U.S. Small & Mid Cap Fund	1,416,337	657,898	184,309	41	5,088
Russell International Developed Markets Fund	4,575,857	2,565,400	508,023	(7,337)	90,002
Russell Global Equity Fund	2,505,827	1,718,714	196,379	(1,606)	11,711
Russell Emerging Markets Fund	980,541	469,625	151,413	(102)	15,932
Russell Strategic Bond Fund	2,178,980	1,471,255	538,656	3,616	68,226
Russell Commodity Strategies Fund	1,307,388	1,199,639	70,343	1,467	—
Russell Global Real Estate Securities Fund	1,089,490	603,658	465,266	18,430	26,655

	$21,789,798	$12,947,965	$4,478,522	$(63,379)	$294,600

In Retirement Fund
Russell U.S. Core Equity Fund	$323,211	$252,505	$235,477	$249	$3,153
Russell U.S. Quantitative Equity Fund	347,233	255,830	214,330	(2,180)	4,951
Russell U.S. Small & Mid Cap Fund	107,876	69,548	38,778	1,515	453
Russell International Developed Markets Fund	416,806	276,084	123,744	(3,402)	9,858
Russell Global Equity Fund	333,903	298,698	90,353	1,872	1,473
Russell Emerging Markets Fund	71,284	42,891	24,012	804	1,332
Russell Strategic Bond Fund	2,396,537	1,627,718	1,425,225	23,700	100,496
Russell Investment Grade Bond Fund	1,198,348	1,334,784	197,803	1,251	17,943
Russell Commodity Strategies Fund	155,877	155,794	22,000	1,523	—
Russell Global Real Estate Securities Fund	154,011	102,630	83,505	5,566	4,278
Russell Short Duration Bond Fund	479,850	274,133	78,171	144	12,503

	$5,984,936	$4,690,615	$2,533,398	$31,042	$156,440

Notes to Financial Statements	143

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

5.	Federal Income Taxes

At October 31, 2010, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	10/31/16	10/31/17	10/31/18	Totals

Conservative Strategy Fund	$—	$8,325,200	$450,050	$8,775,250
Moderate Strategy Fund	—	23,939,127	31,180,936	55,120,063
Balanced Strategy Fund	—	172,806,304	211,037,262	383,843,566
Growth Strategy Fund	—	155,925,848	268,001,981	423,927,829
Equity Growth Strategy Fund	—	103,749,875	171,652,158	275,402,033
2010 Strategy Fund	—	148,457	1,345,830	1,494,287
2015 Strategy Fund	—	—	—	—
2020 Strategy Fund	877,647	514,173	3,417,191	4,809,011
2025 Strategy Fund	—	—	—	—
2030 Strategy Fund	2,808,872	363,900	4,196,075	7,368,847
2035 Strategy Fund	67,681	—	6,657	74,338
2040 Strategy Fund	1,932,184	213,750	3,055,820	5,201,754
2045 Strategy Fund	—	5,856	4,738	10,594
2050 Strategy Fund	—	—	—	—
In Retirement Fund	—	—	—	—

At October 31, 2010, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$644,200,936	$1,025,312,107	$4,324,834,825	$2,984,931,192	$1,416,555,732

Unrealized Appreciation	$52,584,496	$72,429,644	$196,073,196	$104,047,330	$78,474,691
Unrealized Depreciation	—	—	(40,367,240)	(62,645,794)	(127,562,260)

Net Unrealized Appreciation (Depreciation)	$52,584,496	$72,429,644	$155,705,956	$41,401,536	$(49,087,569)

Undistributed Ordinary Income	$32,381	$39,145	$—	$65,956	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(8,775,250)	$(55,120,063)	$(383,843,566)	$(423,927,829)	$(275,402,033)
Tax Composition of Distributions
Ordinary Income	$15,454,820	$24,182,186	$87,636,887	$42,647,824	$13,790,488
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$155,283	$—	$1,979,716
Tax Return of Capital	$—	$—	$—	$—	$—

	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund
Cost of Investments	$82,342,870	$36,855,484	$231,265,773	$34,693,736	$185,466,335

Unrealized Appreciation	$8,353,552	$4,525,833	$21,493,914	$4,708,990	$15,091,389
Unrealized Depreciation	—	—	—	—	—

Net Unrealized Appreciation (Depreciation)	$8,353,552	$4,525,833	$21,493,914	$4,708,990	$15,091,389

Undistributed Ordinary Income	$6	$120,600	$—	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,494,287)	$7,255	$(4,809,011)	$2,594	$(7,368,846)
Tax Composition of Distributions
Ordinary Income	$2,402,782	$675,642	$5,644,037	$558,284	$3,033,348
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$95	$—
Distributions in Excess	$—	$—	$437	$—	$1,331
Tax Return of Capital	$—	$—	$—	$—	$—

144	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund

Cost of Investments	$17,515,356	$143,808,332	$9,889,343	$17,571,960	$5,028,455

Unrealized Appreciation	$2,511,094	$13,838,593	$1,321,674	$4,217,838	$955,981
Unrealized Depreciation	—	—	—	—	—

Net Unrealized Appreciation (Depreciation)	$2,511,094	$13,838,593	$1,321,674	$4,217,838	$955,981

Undistributed Ordinary Income	$—	$—	$—	$35,652	$22,977
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(74,339)	$(5,201,754)	$(10,594)	$906	$4,013
Tax Composition of Distributions
Ordinary Income	$219,870	$2,255,354	$124,645	$274,799	$141,219
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$8,719	$—
Distributions in Excess	$147	$890	$60	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Conservative Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,382	$44,753	4,723	$40,952
Proceeds from reinvestment of distributions	215	2,183	354	3,087
Payments for shares redeemed	(2,507)	(25,478)	(3,772)	(32,873)

Net increase (decrease)	2,090	21,458	1,305	11,166

Class C
Proceeds from shares sold	8,010	81,295	6,476	56,762
Proceeds from reinvestment of distributions	268	2,694	478	4,131
Payments for shares redeemed	(3,891)	(39,561)	(5,059)	(44,182)

Net increase (decrease)	4,387	44,428	1,895	16,711

Class E
Proceeds from shares sold	3,009	30,738	3,302	29,261
Proceeds from reinvestment of distributions	228	2,317	400	3,491
Payments for shares redeemed	(2,795)	(28,632)	(3,340)	(29,586)

Net increase (decrease)	442	4,423	362	3,166

Class R1
Proceeds from shares sold	1,176	12,374	623	5,578
Proceeds from reinvestment of distributions	28	286	29	259
Payments for shares redeemed	(309)	(3,174)	(216)	(1,947)

Net increase (decrease)	895	9,486	436	3,890

Class R2
Proceeds from shares sold	476	4,896	288	2,532
Proceeds from reinvestment of distributions	17	171	31	268
Payments for shares redeemed	(170)	(1,724)	(501)	(4,440)

Net increase (decrease)	323	3,343	(182)	(1,640)

Class R3
Proceeds from shares sold	5,044	51,899	3,789	33,998
Proceeds from reinvestment of distributions	471	4,789	881	7,704
Payments for shares redeemed	(3,855)	(39,662)	(5,014)	(44,448)

Net increase (decrease)	1,660	17,026	(344)	(2,746)

Notes to Financial Statements	145

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Conservative Strategy Fund (continued)	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	5,438	$55,704	5,136	$44,609
Proceeds from reinvestment of distributions	239	2,445	321	2,822
Payments for shares redeemed	(3,892)	(40,664)	(4,059)	(35,544)

Net increase (decrease)	1,785	17,485	1,398	11,887

Total increase (decrease)	11,582	$117,649	4,870	$42,434

	2010		2009
Moderate Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	5,936	$59,867	5,697	$47,422
Proceeds from reinvestment of distributions	458	4,555	970	7,970
Payments for shares redeemed	(4,905)	(49,273)	(6,624)	(54,172)

Net increase (decrease)	1,489	15,149	43	1,220

Class C
Proceeds from shares sold	7,779	77,564	8,578	72,091
Proceeds from reinvestment of distributions	418	4,114	1,064	8,638
Payments for shares redeemed	(6,053)	(60,630)	(9,410)	(77,484)

Net increase (decrease)	2,144	21,048	232	3,245

Class E
Proceeds from shares sold	2,591	26,081	3,955	33,161
Proceeds from reinvestment of distributions	398	3,963	928	7,619
Payments for shares redeemed	(4,203)	(42,488)	(6,061)	(50,993)

Net increase (decrease)	(1,214)	(12,444)	(1,178)	(10,213)

Class R1
Proceeds from shares sold	1,585	16,590	1,302	11,295
Proceeds from reinvestment of distributions	47	474	39	331
Payments for shares redeemed	(451)	(4,577)	(200)	(1,733)

Net increase (decrease)	1,181	12,487	1,141	9,893

Class R2
Proceeds from shares sold	339	3,420	284	2,334
Proceeds from reinvestment of distributions	15	156	72	581
Payments for shares redeemed	(279)	(2,762)	(1,258)	(10,699)

Net increase (decrease)	75	814	(902)	(7,784)

Class R3
Proceeds from shares sold	3,767	38,041	4,401	37,733
Proceeds from reinvestment of distributions	642	6,395	1,614	13,266
Payments for shares redeemed	(6,392)	(64,213)	(8,141)	(68,282)

Net increase (decrease)	(1,983)	(19,777)	(2,126)	(17,283)

Class S
Proceeds from shares sold	7,911	79,803	8,322	68,947
Proceeds from reinvestment of distributions	342	3,419	610	5,050
Payments for shares redeemed	(8,692)	(89,180)	(7,168)	(59,016)

Net increase (decrease)	(439)	(5,958)	1,764	14,981

Total increase (decrease)	1,253	$11,319	(1,026)	$(5,941)

146	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Balanced Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	15,728	$151,941	18,181	$146,658
Proceeds from reinvestment of distributions	2,376	22,745	8,357	63,398
Payments for shares redeemed	(23,635)	(228,376)	(30,382)	(233,557)

Net increase (decrease)	(5,531)	(53,690)	(3,844)	(23,501)

Class C
Proceeds from shares sold	23,879	229,250	23,682	188,225
Proceeds from reinvestment of distributions	1,916	18,072	9,316	69,762
Payments for shares redeemed	(29,209)	(280,530)	(42,400)	(329,035)

Net increase (decrease)	(3,414)	(33,208)	(9,402)	(71,048)

Class E
Proceeds from shares sold	8,116	78,522	9,494	75,023
Proceeds from reinvestment of distributions	1,224	11,741	4,506	34,258
Payments for shares redeemed	(13,398)	(130,190)	(17,653)	(141,171)

Net increase (decrease)	(4,058)	(39,927)	(3,653)	(31,890)

Class R1
Proceeds from shares sold	5,881	59,819	5,028	41,332
Proceeds from reinvestment of distributions	171	1,653	275	2,131
Payments for shares redeemed	(1,439)	(13,946)	(1,863)	(14,911)

Net increase (decrease)	4,613	47,526	3,440	28,552

Class R2
Proceeds from shares sold	969	9,384	1,944	15,131
Proceeds from reinvestment of distributions	65	623	410	3,093
Payments for shares redeemed	(1,087)	(10,369)	(4,311)	(34,769)

Net increase (decrease)	(53)	(362)	(1,957)	(16,545)

Class R3
Proceeds from shares sold	8,213	79,769	11,625	93,353
Proceeds from reinvestment of distributions	1,760	16,854	7,325	55,561
Payments for shares redeemed	(19,417)	(187,820)	(25,482)	(202,304)

Net increase (decrease)	(9,444)	(91,197)	(6,532)	(53,390)

Class S
Proceeds from shares sold	14,548	141,888	23,241	185,020
Proceeds from reinvestment of distributions	1,356	13,101	4,444	34,056
Payments for shares redeemed	(19,291)	(189,960)	(27,949)	(218,591)

Net increase (decrease)	(3,387)	(34,971)	(264)	485

Total increase (decrease)	(21,274)	$(205,829)	(22,212)	$(167,337)

Notes to Financial Statements	147

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	8,808	$79,521	13,443	$98,027
Proceeds from reinvestment of distributions	1,350	11,980	8,812	60,070
Payments for shares redeemed	(16,742)	(150,232)	(25,248)	(179,384)

Net increase (decrease)	(6,584)	(58,731)	(2,993)	(21,287)

Class C
Proceeds from shares sold	12,086	107,875	17,727	127,822
Proceeds from reinvestment of distributions	956	8,416	8,584	57,789
Payments for shares redeemed	(20,865)	(185,575)	(28,933)	(206,120)

Net increase (decrease)	(7,823)	(69,284)	(2,622)	(20,509)

Class E
Proceeds from shares sold	5,031	45,365	7,287	52,841
Proceeds from reinvestment of distributions	720	6,406	4,774	32,589
Payments for shares redeemed	(9,738)	(87,321)	(12,777)	(92,766)

Net increase (decrease)	(3,987)	(35,550)	(716)	(7,336)

Class R1
Proceeds from shares sold	6,026	57,861	2,239	16,950
Proceeds from reinvestment of distributions	53	480	191	1,324
Payments for shares redeemed	(1,357)	(12,395)	(1,226)	(8,812)

Net increase (decrease)	4,722	45,946	1,204	9,462

Class R2
Proceeds from shares sold	854	7,795	992	7,222
Proceeds from reinvestment of distributions	33	291	300	2,043
Payments for shares redeemed	(464)	(4,145)	(2,092)	(15,230)

Net increase (decrease)	423	3,941	(800)	(5,965)

Class R3
Proceeds from shares sold	5,379	48,399	7,638	55,732
Proceeds from reinvestment of distributions	984	8,770	7,205	49,214
Payments for shares redeemed	(13,786)	(123,987)	(15,995)	(116,532)

Net increase (decrease)	(7,423)	(66,818)	(1,152)	(11,586)

Class S
Proceeds from shares sold	11,541	105,984	14,081	101,526
Proceeds from reinvestment of distributions	609	5,460	3,575	24,608
Payments for shares redeemed	(15,850)	(145,302)	(16,752)	(120,801)

Net increase (decrease)	(3,700)	(33,858)	904	5,333

Total increase (decrease)	(24,372)	$(214,354)	(6,175)	$(51,888)

148	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
Equity Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,451	$28,662	7,232	$46,943
Proceeds from reinvestment of distributions	340	2,826	3,134	19,347
Payments for shares redeemed	(7,008)	(58,646)	(9,948)	(64,627)

Net increase (decrease)	(3,217)	(27,158)	418	1,663

Class C
Proceeds from shares sold	6,165	48,178	11,174	68,315
Proceeds from reinvestment of distributions	540	4,173	5,335	30,859
Payments for shares redeemed	(12,849)	(99,599)	(16,367)	(101,325)

Net increase (decrease)	(6,144)	(47,248)	142	(2,151)

Class E
Proceeds from shares sold	2,860	23,600	5,453	34,996
Proceeds from reinvestment of distributions	251	2,042	2,478	14,977
Payments for shares redeemed	(7,129)	(58,172)	(8,078)	(52,662)

Net increase (decrease)	(4,018)	(32,530)	(147)	(2,689)

Class R1
Proceeds from shares sold	3,196	28,375	1,540	10,924
Proceeds from reinvestment of distributions	24	201	90	553
Payments for shares redeemed	(808)	(6,566)	(504)	(3,484)

Net increase (decrease)	2,412	22,010	1,126	7,993

Class R2
Proceeds from shares sold	529	4,410	1,185	7,669
Proceeds from reinvestment of distributions	29	239	364	2,202
Payments for shares redeemed	(962)	(7,781)	(1,703)	(11,434)

Net increase (decrease)	(404)	(3,132)	(154)	(1,563)

Class R3
Proceeds from shares sold	2,979	24,290	5,810	37,840
Proceeds from reinvestment of distributions	421	3,407	4,077	24,555
Payments for shares redeemed	(9,285)	(75,365)	(10,330)	(66,977)

Net increase (decrease)	(5,885)	(47,668)	(443)	(4,582)

Class S
Proceeds from shares sold	5,676	47,514	10,403	68,014
Proceeds from reinvestment of distributions	291	2,419	2,831	17,427
Payments for shares redeemed	(9,834)	(83,718)	(18,152)	(115,613)

Net increase (decrease)	(3,867)	(33,785)	(4,918)	(30,172)

Total increase (decrease)	(21,123)	$(169,511)	(3,976)	$(31,501)

Notes to Financial Statements	149

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
2010 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	0	$1	5	$40
Proceeds from reinvestment of distributions	3	31	4	37
Payments for shares redeemed	(27)	(277)	(9)	(75)

Net increase (decrease)	(24)	(245)	—	2

Class E
Proceeds from shares sold	158	1,597	221	1,885
Proceeds from reinvestment of distributions	16	164	20	168
Payments for shares redeemed	(129)	(1,288)	(330)	(2,768)

Net increase (decrease)	45	473	(89)	(715)

Class R1
Proceeds from shares sold	1,599	16,224	1,237	10,776
Proceeds from reinvestment of distributions	63	638	48	414
Payments for shares redeemed	(943)	(9,605)	(315)	(2,667)

Net increase (decrease)	719	7,257	970	8,523

Class R2
Proceeds from shares sold	621	6,250	1,510	12,535
Proceeds from reinvestment of distributions	44	441	51	427
Payments for shares redeemed	(342)	(3,513)	(1,147)	(9,977)

Net increase (decrease)	323	3,178	414	2,985

Class R3
Proceeds from shares sold	1,414	14,268	2,777	23,690
Proceeds from reinvestment of distributions	86	862	85	724
Payments for shares redeemed	(1,385)	(13,962)	(1,452)	(12,450)

Net increase (decrease)	115	1,168	1,410	11,964

Class S
Proceeds from shares sold	345	3,496	306	2,627
Proceeds from reinvestment of distributions	26	265	35	299
Payments for shares redeemed	(780)	(7,970)	(251)	(2,153)

Net increase (decrease)	(409)	(4,209)	90	773

Total increase (decrease)	769	$7,622	2,795	$23,532

	2010		2009
2015 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	2,473	$23,087	483	$4,138
Proceeds from reinvestment of distributions	34	324	4	33
Payments for shares redeemed	(677)	(6,395)	(17)	(138)

Net increase (decrease)	1,830	17,016	470	4,033

Class R2
Proceeds from shares sold	639	6,012	231	1,837
Proceeds from reinvestment of distributions	15	142	3	26
Payments for shares redeemed	(160)	(1,520)	(46)	(360)

Net increase (decrease)	494	4,634	188	1,503

150	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
2015 Strategy Fund (continued)	Shares	Dollars	Shares	Dollars

Class R3
Proceeds from shares sold	571	$5,404	738	$5,646
Proceeds from reinvestment of distributions	22	209	11	88
Payments for shares redeemed	(235)	(2,216)	(66)	(514)

Net increase (decrease)	358	3,397	683	5,220

Total increase (decrease)	2,682	$25,047	1,341	$10,756

	2010		2009
2020 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	102	$1,041	—	$2
Proceeds from reinvestment of distributions	4	46	5	34
Payments for shares redeemed	(25)	(250)	(17)	(122)

Net increase (decrease)	81	837	(12)	(86)

Class E
Proceeds from shares sold	373	3,715	548	4,471
Proceeds from reinvestment of distributions	37	363	30	249
Payments for shares redeemed	(176)	(1,759)	(209)	(1,701)

Net increase (decrease)	234	2,319	369	3,019

Class R1
Proceeds from shares sold	4,987	50,207	3,491	29,636
Proceeds from reinvestment of distributions	161	1,599	96	803
Payments for shares redeemed	(1,943)	(19,296)	(992)	(8,208)

Net increase (decrease)	3,205	32,510	2,595	22,231

Class R2
Proceeds from shares sold	1,996	19,882	3,791	29,119
Proceeds from reinvestment of distributions	97	962	100	800
Payments for shares redeemed	(733)	(7,379)	(3,333)	(27,232)

Net increase (decrease)	1,360	13,465	558	2,687

Class R3
Proceeds from shares sold	3,495	34,770	5,413	43,888
Proceeds from reinvestment of distributions	206	2,032	163	1,335
Payments for shares redeemed	(3,053)	(30,359)	(2,080)	(16,953)

Net increase (decrease)	648	6,443	3,496	28,270

Class S
Proceeds from shares sold	916	9,149	968	8,008
Proceeds from reinvestment of distributions	64	634	55	450
Payments for shares redeemed	(1,582)	(16,388)	(536)	(4,516)

Net increase (decrease)	(602)	(6,605)	487	3,942

Total increase (decrease)	4,926	$48,969	7,493	$60,063

Notes to Financial Statements	151

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
2025 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	2,000	$17,354	451	$3,625
Proceeds from reinvestment of distributions	29	252	2	19
Payments for shares redeemed	(441)	(3,864)	(19)	(141)

Net increase (decrease)	1,588	13,742	434	3,503

Class R2
Proceeds from shares sold	908	7,978	415	3,061
Proceeds from reinvestment of distributions	17	150	3	20
Payments for shares redeemed	(387)	(3,403)	(64)	(447)

Net increase (decrease)	538	4,725	354	2,634

Class R3
Proceeds from shares sold	775	6,878	622	4,328
Proceeds from reinvestment of distributions	18	156	6	40
Payments for shares redeemed	(209)	(1,844)	(56)	(413)

Net increase (decrease)	584	5,190	572	3,955

Total increase (decrease)	2,710	$23,657	1,360	$10,092

	2010		2009
2030 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1	$11	2	$8
Proceeds from reinvestment of distributions	1	13	1	9
Payments for shares redeemed	(49)	(454)	(72)	(477)

Net increase (decrease)	(47)	(430)	(69)	(460)

Class E
Proceeds from shares sold	427	3,925	559	4,057
Proceeds from reinvestment of distributions	25	227	16	113
Payments for shares redeemed	(201)	(1,873)	(385)	(2,917)

Net increase (decrease)	251	2,279	190	1,253

Class R1
Proceeds from shares sold	2,729	25,360	2,663	20,310
Proceeds from reinvestment of distributions	86	788	35	260
Payments for shares redeemed	(1,030)	(9,539)	(438)	(3,293)

Net increase (decrease)	1,785	16,609	2,260	17,277

Class R2
Proceeds from shares sold	1,885	17,276	3,248	22,599
Proceeds from reinvestment of distributions	63	575	47	332
Payments for shares redeemed	(724)	(6,728)	(2,550)	(19,582)

Net increase (decrease)	1,224	11,123	745	3,349

Class R3
Proceeds from shares sold	3,290	30,163	4,934	35,325
Proceeds from reinvestment of distributions	111	1,008	59	418
Payments for shares redeemed	(2,637)	(24,177)	(1,996)	(14,462)

Net increase (decrease)	764	6,994	2,997	21,281

152	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
2030 Strategy Fund (continued)	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	1,231	$11,309	841	$6,090
Proceeds from reinvestment of distributions	44	405	26	184
Payments for shares redeemed	(1,198)	(11,492)	(413)	(3,113)

Net increase (decrease)	77	222	454	3,161

Total increase (decrease)	4,054	$36,797	6,577	$45,861

	2010		2009
2035 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	699	$5,825	207	$1,574
Proceeds from reinvestment of distributions	10	90	1	9
Payments for shares redeemed	(158)	(1,297)	(27)	(184)

Net increase (decrease)	551	4,618	181	1,399

Class R2
Proceeds from shares sold	671	5,675	230	1,585
Proceeds from reinvestment of distributions	9	73	1	8
Payments for shares redeemed	(239)	(2,024)	(22)	(158)

Net increase (decrease)	441	3,724	209	1,435

Class R3
Proceeds from shares sold	444	3,796	386	2,474
Proceeds from reinvestment of distributions	7	57	2	13
Payments for shares redeemed	(76)	(636)	(43)	(274)

Net increase (decrease)	375	3,217	345	2,213

Total increase (decrease)	1,367	$11,559	735	$5,047

	2010		2009
2040 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	6	$58	8	$50
Proceeds from reinvestment of distributions	2	14	1	8
Payments for shares redeemed	(19)	(172)	(33)	(206)

Net increase (decrease)	(11)	(100)	(24)	(148)

Class E
Proceeds from shares sold	1,062	9,752	434	3,139
Proceeds from reinvestment of distributions	28	252	10	74
Payments for shares redeemed	(233)	(2,159)	(227)	(1,804)

Net increase (decrease)	857	7,845	217	1,409

Class R1
Proceeds from shares sold	2,119	19,495	2,128	16,161
Proceeds from reinvestment of distributions	55	502	21	156
Payments for shares redeemed	(754)	(6,961)	(486)	(3,611)

Net increase (decrease)	1,420	13,036	1,663	12,706

Notes to Financial Statements	153

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009

2040 Strategy Fund (continued)	Shares	Dollars	Shares	Dollars
Class R2
Proceeds from shares sold	1,340	$12,325	2,715	$19,096
Proceeds from reinvestment of distributions	50	453	38	266
Payments for shares redeemed	(479)	(4,432)	(1,731)	(13,542)

Net increase (decrease)	911	8,346	1,022	5,820

Class R3
Proceeds from shares sold	2,399	21,977	3,454	26,042
Proceeds from reinvestment of distributions	80	726	44	314
Payments for shares redeemed	(2,050)	(18,812)	(1,611)	(11,755)

Net increase (decrease)	429	3,891	1,887	14,601

Class S
Proceeds from shares sold	969	8,922	886	6,521
Proceeds from reinvestment of distributions	34	308	19	142
Payments for shares redeemed	(744)	(7,037)	(364)	(2,756)

Net increase (decrease)	259	2,193	541	3,907

Total increase (decrease)	3,865	$35,211	5,306	$38,295

	2010		2009
2045 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	188	$1,592	231	$1,742
Proceeds from reinvestment of distributions	4	37	2	12
Payments for shares redeemed	(194)	(1,611)	(70)	(481)

Net increase (decrease)	(2)	18	163	1,273

Class R2
Proceeds from shares sold	547	4,625	305	2,070
Proceeds from reinvestment of distributions	8	70	2	12
Payments for shares redeemed	(102)	(862)	(37)	(267)

Net increase (decrease)	453	3,833	270	1,815

Class R3
Proceeds from shares sold	189	1,614	88	553
Proceeds from reinvestment of distributions	2	16	—	4
Payments for shares redeemed	(44)	(375)	(10)	(61)

Net increase (decrease)	147	1,255	78	496

Total increase (decrease)	598	$5,106	511	$3,584

154	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

6.	Fund Share Transactions (amounts in thousands) (continued)

	2010		2009
2050 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	394	$3,323	51	$387
Proceeds from reinvestment of distributions	3	25	—	3
Payments for shares redeemed	(192)	(1,650)	—	(6)

Net increase (decrease)	205	1,698	51	384

Class R2
Proceeds from shares sold	794	6,826	1,312	8,606
Proceeds from reinvestment of distributions	26	224	11	73
Payments for shares redeemed	(242)	(2,084)	(217)	(1,533)

Net increase (decrease)	578	4,966	1,106	7,146

Class R3
Proceeds from shares sold	266	2,266	280	1,837
Proceeds from reinvestment of distributions	4	36	—	6
Payments for shares redeemed	(48)	(410)	(111)	(723)

Net increase (decrease)	222	1,892	169	1,120

Total increase (decrease)	1,005	$8,556	1,326	$8,650

	2010		2009
In Retirement Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	54	$520	12	$96
Proceeds from reinvestment of distributions	1	13	—	5
Payments for shares redeemed	(5)	(50)	(1)	(10)

Net increase (decrease)	50	483	11	91

Class R2
Proceeds from shares sold	203	1,950	304	2,401
Proceeds from reinvestment of distributions	10	96	9	72
Payments for shares redeemed	(96)	(938)	(69)	(577)

Net increase (decrease)	117	1,108	244	1,896

Class R3
Proceeds from shares sold	115	1,112	70	559
Proceeds from reinvestment of distributions	3	31	2	16
Payments for shares redeemed	(61)	(606)	(1)	(11)

Net increase (decrease)	57	537	71	564

Total increase (decrease)	224	$2,128	326	$2,551

Notes to Financial Statements	155

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2010, the Funds did not borrow through the interfund lending program.

8.	Record Ownership

As of October 31, 2010, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%

Conservative Strategy Fund	1	19.8
Moderate Strategy Fund	1	16.2
Balanced Strategy Fund	1	11.1
Growth Strategy Fund	1	12.9
Equity Growth Strategy Fund	2	25.0
2010 Strategy Fund	4	50.3
2015 Strategy Fund	2	57.5
2020 Strategy Fund	3	46.3
2025 Strategy Fund	4	68.3
2030 Strategy Fund	3	46.7
2035 Strategy Fund	4	60.5
2040 Strategy Fund	3	47.7
2045 Strategy Fund	3	67.0
2050 Strategy Fund	1	64.3
In Retirement Fund	3	72.1

9.	Dividend

On December 17, 2010, the Board of Trustees of Russell Investment Company declared the following dividends payable from net income and capital gains, respectively. Dividends were paid on December 21, 2010, to shareholders of record on December 20, 2010.

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains

Conservative Strategy Fund - Class A	$0.2772	$0.000	$0.000
Conservative Strategy Fund - Class C	0.2642	0.0000	0.0000
Conservative Strategy Fund - Class E	0.2772	0.0000	0.0000
Conservative Strategy Fund - Class R1	0.2854	0.0000	0.0000
Conservative Strategy Fund - Class R2	0.2818	0.0000	0.0000
Conservative Strategy Fund - Class R3	0.2774	0.0000	0.0000
Conservative Strategy Fund - Class S	0.2820	0.0000	0.0000
Moderate Strategy Fund - Class A	0.2844	0.0000	0.0000
Moderate Strategy Fund - Class C	0.2714	0.0000	0.0000
Moderate Strategy Fund - Class E	0.2843	0.0000	0.0000
Moderate Strategy Fund - Class R1	0.2925	0.0000	0.0000
Moderate Strategy Fund - Class R2	0.2895	0.0000	0.0000
Moderate Strategy Fund - Class R3	0.2845	0.0000	0.0000
Moderate Strategy Fund - Class S	0.2891	0.0000	0.0000
Balanced Strategy Fund - Class A	0.2326	0.0000	0.0000
Balanced Strategy Fund - Class C	0.2191	0.0000	0.0000
Balanced Strategy Fund - Class E	0.2324	0.0000	0.0000

156	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

Fund	Net Investment Income	Short Term Capital Gains	Long Term Capital Gains
Balanced Strategy Fund - Class R1	0.2404	0.0000	0.0000
Balanced Strategy Fund - Class R2	0.2373	0.0000	0.0000
Balanced Strategy Fund - Class R3	0.2324	0.0000	0.0000
Balanced Strategy Fund - Class S	0.2371	0.0000	0.0000
Growth Strategy Fund - Class A	0.1824	0.0000	0.0000
Growth Strategy Fund - Class C	0.1704	0.0000	0.0000
Growth Strategy Fund - Class E	0.1822	0.0000	0.0000
Growth Strategy Fund - Class R1	0.1889	0.0000	0.0000
Growth Strategy Fund - Class R2	0.1866	0.0000	0.0000
Growth Strategy Fund - Class R3	0.1824	0.0000	0.0000
Growth Strategy Fund - Class S	0.1865	0.0000	0.0000
Equity Growth Strategy Fund - Class A	0.1161	0.0000	0.0000
Equity Growth Strategy Fund - Class C	0.1060	0.0000	0.0000
Equity Growth Strategy Fund - Class E	0.1162	0.0000	0.0000
Equity Growth Strategy Fund - Class R1	0.1224	0.0000	0.0000
Equity Growth Strategy Fund - Class R2	0.1201	0.0000	0.0000
Equity Growth Strategy Fund - Class R3	0.1164	0.0000	0.0000
Equity Growth Strategy Fund - Class S	0.1202	0.0000	0.0000
2010 Strategy Fund - Class A	0.2894	0.0000	0.0000
2010 Strategy Fund - Class E	0.2894	0.0000	0.0000
2010 Strategy Fund - Class R1	0.2938	0.0000	0.0000
2010 Strategy Fund - Class R2	0.2892	0.0000	0.0000
2010 Strategy Fund - Class R3	0.2850	0.0000	0.0000
2010 Strategy Fund - Class S	0.2938	0.0000	0.0000
2015 Strategy Fund - Class R1	0.2816	0.0299	0.0017
2015 Strategy Fund - Class R2	0.2774	0.0299	0.0017
2015 Strategy Fund - Class R3	0.2734	0.0299	0.0017
2020 Strategy Fund - Class A	0.2744	0.0000	0.0000
2020 Strategy Fund - Class E	0.2745	0.0000	0.0000
2020 Strategy Fund - Class R1	0.2788	0.0000	0.0000
2020 Strategy Fund - Class R2	0.2746	0.0000	0.0000
2020 Strategy Fund - Class R3	0.2699	0.0000	0.0000
2020 Strategy Fund - Class S	0.2788	0.0000	0.0000
2025 Strategy Fund - Class R1	0.2238	0.0000	0.0007
2025 Strategy Fund - Class R2	0.2198	0.0000	0.0007
2025 Strategy Fund - Class R3	0.2162	0.0000	0.0007
2030 Strategy Fund - Class A	0.1892	0.0000	0.0000
2030 Strategy Fund - Class E	0.1893	0.0000	0.0000
2030 Strategy Fund - Class R1	0.1933	0.0000	0.0000
2030 Strategy Fund - Class R2	0.1890	0.0000	0.0000
2030 Strategy Fund - Class R3	0.1850	0.0000	0.0000
2030 Strategy Fund - Class S	0.1933	0.0000	0.0000
2035 Strategy Fund - Class R1	0.1712	0.0000	0.0000
2035 Strategy Fund - Class R2	0.1672	0.0000	0.0000
2035 Strategy Fund - Class R3	0.1636	0.0000	0.0000
2040 Strategy Fund - Class A	0.1821	0.0000	0.0000
2040 Strategy Fund - Class E	0.1818	0.0000	0.0000
2040 Strategy Fund - Class R1	0.1859	0.0000	0.0000
2040 Strategy Fund - Class R2	0.1815	0.0000	0.0000
2040 Strategy Fund - Class R3	0.1775	0.0000	0.0000
2040 Strategy Fund - Class S	0.1859	0.0000	0.0000
2045 Strategy Fund - Class R1	0.1709	0.0000	0.0000
2045 Strategy Fund - Class R2	0.1667	0.0000	0.0000
2045 Strategy Fund - Class R3	0.1633	0.0000	0.0000
2050 Strategy Fund - Class R1	0.1729	0.0158	0.0005
2050 Strategy Fund - Class R2	0.1687	0.0158	0.0005
2050 Strategy Fund - Class R3	0.1652	0.0158	0.0005
In Retirement Fund - Class R1	0.2872	0.0351	0.0060
In Retirement Fund - Class R2	0.2835	0.0351	0.0060
In Retirement Fund - Class R3	0.2788	0.0351	0.0060

Notes to Financial Statements	157

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2010

10.	Subsequent Events

Management has evaluated events or transactions that may have occurred since October 31, 2010, through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. During this review nothing was discovered which would required further disclosure within the financial statements.

158	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Equity Growth Strategy Fund, 2010 Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, and In Retirement Fund (fifteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

December 23, 2010

Report of Independent Registered Public Accounting Firm	159

Russell Investment Company

LifePoints® Funds

Tax Information — October 31, 2010 (Unaudited)

For the tax year ended October 31, 2010, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2010, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy	5.9%
Moderate Strategy	12.0%
Balanced Strategy	21.0%
Growth Strategy	38.9%
Equity Growth Strategy	60.7%
2010 Strategy	8.3%
2015 Strategy	11.1%
2020 Strategy	14.6%
2025 Strategy	22.3%
2030 Strategy	36.2%
2035 Strategy	41.4%
2040 Strategy	38.7%
2045 Strategy	40.9%
2050 Strategy	37.5%
In Retirement Fund	8.2%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2010:

2050 Strategy	$8,719

Please consult a tax advisor for any questions about federal or state income tax laws.

160	Tax Information

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees (the “Board” or the “Trustees”), including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds in which the Funds invest (“Underlying Funds”) (collectively, the “portfolio management contracts”) at a meeting held in person on April 20, 2010 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information, analyses and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager of the Underlying Funds. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 13, 2010, the Independent Trustees met in preparation for the Agreement Evaluation Meeting by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and

Basis for Approval of Investment Advisory Contracts	161

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the possible impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and a planned relocation of the Russell organization’s headquarters by the end of 2010. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that, while these changes likely would have a near term impact because of increased demands upon continuing personnel, steps were being taken to avoid any long-term diminution in the nature, scope or quality of the services provided to the Funds. The Board also discussed the possible impact of such changes on the compliance programs of the Funds and RIMCo and received assurances from senior representatives of the Russell organization that such changes would not result in any long-term diminution in the scope and quality of the Funds’ compliance programs.

162	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund and the Russell U.S. Quantitative Equity Fund (each a “Participating Underlying Fund”) during the past year utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund during the past year. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board noted that, generally, there was a reduction in the assets of the Funds and Underlying Funds as a result of market declines and related investor redemptions in 2008 and 2009 and that Fund and Underlying Fund asset levels generally have not rebounded completely from those levels. In the case of certain Funds, asset levels have continued to decline since 2008. The Board therefore determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and other RIC funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ Advisory Fees, Third-Party Information showed that the Advisory Fee for each Fund on a contractual basis was ranked in the fourth quintile of its Expense Universe. The Advisory Fee for each of the Moderate Strategy Fund, Balanced

Basis for Approval of Investment Advisory Contracts	163

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds was also ranked in the fourth quintile of its Expense Universe. The comparison was based upon the latest fiscal years for the Expense Universe funds). The Board considered that the actual Advisory Fee for each of the Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund was ranked within 5 basis points of the third quintile of its Expense Universe. The Board considered RIMCo’s advice as to the reasons for these Funds’ Advisory Fee rankings.

The Third-Party Information showed that total expenses for each of the Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund and the 2010 Strategy Fund were ranked in the fourth quintile of its Expense Universe. The Board considered RIMCo’s explanation of these rankings and its advice that the Growth Strategy Fund and the 2010 Strategy Fund were each ranked within 5 basis points of the third quintile of its Expense Universe. RIMCo, among other things, expressed its belief that the Expense Universes for these Funds were not appropriate, noting that the Funds have higher target allocations to equities than their Comparable Funds with resulting increased expense ratios.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009.

The Board further concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009. The Board in assessing the Funds’ performance focused upon performance for the 1-, 3- and 5-year periods (where applicable) as most relevant.

With respect to the Balanced Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1- and 5-year periods ended December 31, 2009 and that its performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2009. RIMCo noted that the Balanced Strategy Fund maintains a target equity allocation of 60%, exposing it to a broad array of globally diversified equity investments. By contrast, the Balanced Strategy Fund’s Comparable Funds have target equity allocations ranging from 40% to 60% of their total portfolios. The Fund’s larger target equity allocation may detract from its performance relative to its Comparable Funds in periods of declining equity markets such as 2008, but may enhance its relative performance in periods of rising equity markets, such as 2009. RIMCo noted further that the equity sell-off of 2008 and early 2009 contributed significantly to its relative underperformance for the 3-year period.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1-year period ended December 31, 2009 and its performance was ranked in the third quintile of its Performance Universe for the 5-year period ended such date. However, the Fund’s performance for the 3-year period ended December 31, 2009 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the Growth Strategy Fund maintains a target equity allocation of 80% for exposure to a broad mix of globally diversified equity investments. By contrast, the Growth Strategy Fund’s Comparable Funds have target equity allocations ranging from 60% to 80% of their total portfolios. The Growth Strategy Fund’s larger target equity allocation may detract from its performance relative to its Comparable

164	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Funds in periods of declining equity markets such as 2008 and early 2009, but may enhance its relative performance in periods of rising equity markets. RIMCo noted further that the equity sell-off of 2008 and early 2009 contributed significantly to its relative underperformance for the 3-year period.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from Underlying the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement, other than RIMCo’s recommendation, or the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 25, 2010, to a effect money manager change for the Russell Real Estate Securities Fund and the Russell U.S. Quantitative Equity Fund; (2) at a meeting held on August 31, 2010, to effect a money manager change for the the Russell International Developed Markets Fund and the Russell Global Equity Fund; at that same meeting, to effect a money manager change for the Russell Global Equity Fund resulting from a change of control of one of the Underlying Fund’s Money Managers; and (3) at a meeting held on October 6, 2010, to effect a money manager change for the Russell Global Credit Strategies Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 20, 2010 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	165

Russell Investment Company

LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2010 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring; evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semiannual reports. Please contact your Financial Intermediary for further details.

166	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2010 (Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 40 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	•President and CEO RIC and RIF •Chairman of the Board, President and CEO, Russell Financial Services, Inc. •Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) •Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) •May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank •2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. •1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	49	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	167

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue Seattle, Washington 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services) •February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF •Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	49	•Director, Avista Corp (electric utilities) •Trustee, Principal Investor Funds (investment company); •Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 1301 Second Avenue Seattle, Washington 98101	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	49	None

Jonathan Fine, Born July 8, 1954 1301 Second Avenue Seattle, Washington 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA	49	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue Seattle, Washington 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Vice Chairman, Simpson Investment Company •Until April 2009, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	None

168	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue Seattle, Washington 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds •September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	49	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue Seattle, Washington 98101	Trustee since 2002	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	49	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	169

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	49	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2007	Five year term	•President, Anderson Management Group LLC (private investments consulting) •Trustee, RIC and RIF until 2006 •February 2002 to June 2005, Lead Trustee, RIC and RIF •Chairman of the Nominating and Governance Committee, 2006	49	None

Lee C. Gingrich, Born October 6, 1930 1301 Second Avenue Seattle, Washington 98101	Trustee Emeritus since 2006	Five year term	•Retired since 1995 •Trustee of RIC and RIF until 2005 •Chairman of the Nominating and Governance Committee 2001–2005	49	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

170	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2010 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue Seattle, Washington 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC •Chief Compliance Officer, RIF •Chief Compliance Officer, RIMCo •Chief Compliance Officer, RFSC •April 2002–May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue Seattle, Washington 98101	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

•President and CEO, RIC and RIF

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue Seattle, Washington 98101	Treasurer and Chief Accounting Officer, Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	•Treasurer, Chief Accounting Officer and CFO, RIC and RIF •Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc. •Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue Seattle, Washington 98101	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, RIMCo and FRC •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue Seattle, Washington 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	•1999 to 2010 Assistant Secretary, RIC and RIF •Associate General Counsel, FRC •Secretary, RIMCo, RFSC and Russell Financial Services, Inc. •Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	171

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, Washington 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, Washington 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, Washington 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, Washington 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2010

Russell Global Credit Strategies Fund

DDJ Capital Management, LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

172	Adviser, Money Managers and Service Providers

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Russell Global Equity Fund

Gartmore Global Partners, London, United Kingdom

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

FAF Advisors, Inc., Minneapolis, MN

Macquarie Capital Investment LLC, New York, NY

Russell Global Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	173

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-022

Item 2.	Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2009	$962,980
2010	$1,158,610

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2009	$341,777	Performance of agreed-upon procedures with respect to 04/30/09 semi-annual reports
2010	$387,031	Performance of agreed-upon procedures with respect to 04/30/10 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2009	$295,980	Tax services
2010	$343,383	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2009	$24,288	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2010	$0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I. Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2009	$0
2010	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.	[Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/S/ SANDRA CAVANAUGH
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ SANDRA CAVANAUGH
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: January 5, 2011

By:	/S/ MARK E. SWANSON
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: January 5, 2011